UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	American Skandia Trust

Address of principal executive offices:	One Corporate Drive
Shelton, Connecticut 06484

Name and address of agent for service:	Jonathan D. Shain
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

AMERICAN SKANDIA

TRUST

Financial Statements

For the Annual Period Ended

December 31, 2004

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation’s annuities based on information provided by the underlying portfolios. Investors should consider the contract and the underlying portfolios’ investment objectives, risks, and charges and expenses carefully before investing. The contract’s prospectus and the underlying portfolios’ prospectuses contain information relating to investment objectives, risks, and charges and expenses as well as other important information. Contact your financial professional for the contract’s prospectus together with the prospectuses for the portfolios of American Skandia Trust (“Trust”). You should read the prospectuses carefully before investing or sending any money.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Current performance may be lower or higher than the past performance data quoted.

IFS-A087705

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (“the Commission”) at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available on the website of the Commission at www.sec.gov and on the Trust’s website at www.irrc.com/prudential.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Trust’s website at www.americanskandia.prudential.com or by calling 888-778-2888.

January 31, 2005

Dear Contract Holder:

We hope that you find the annual report for the American Skandia Trust to be a valuable source of information about your investments. Your success is important to us.

As the New Year begins, we are taking this opportunity to remind you of the importance of asset allocation, a strategy that takes a long-term, disciplined approach and can help minimize risk through a diversified portfolio. Investing in a strategic mix of assets can help you avoid the negative impact of a downturn in one asset class and can help better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon and risk tolerance. A carefully chosen and broad mix of assets — reviewed periodically over time — can help you stay focused on meeting your long-term objectives, despite fluctuations in the market.

At Prudential, we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs — today and in the future. We look forward to continuing our relationship with you and thank you for your confidence in our products.

Sincerely,

David R. Odenath, Jr.

President,

American Skandia Trust

IFS-A094832

Performance Information and Commentary

The following pages present information on the investment performance of each Portfolio, which had been in operation for six months or more at December 31, 2004, including comparisons with relevant market indexes. Commentary by each Portfolio’s sub-advisor regarding its performance and relevant market conditions is also provided.

Explanations of Market Indexes

Balanced Blended Index — The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Aggregate Bond Index at 40%. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Blended Index — The Blended Index is calculated by weighting the Russell 3000 Index at 50%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index at 10%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Lehman Brothers Aggregate Bond Index — The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Lehman Brothers Global Aggregate Bond Index — The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

Lehman Brothers U.S. Corporate High Yield Index — The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

ML 1-3 Year Index — The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

ML U.S. High Yield Master II Index — The Merrill Lynch U.S. High Yield Master II Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

MSCI EAFE Index — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

MSCI World Index — The Morgan Stanley Capital International World Index is an unmanaged capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

Performance Information and Commentary (Continued)

NAREIT Equity Index — The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualifed Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

Russell 2000 Index — The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

SB Extended Market Index — The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

S&P 500 Index — The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the mid-size company segment of the U.S. stock market.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

AST JPMorgan International Equity Portfolio

For the year ended December 31, 2004, the AST JPMorgan International Equity Portfolio had a total return of 17.11%, compared with the return of 20.25% for the unmanaged MSCI EAFE Index, and 17.94% for the Lipper (VIP) International Core Funds Average. Management of the Portfolio was transferred from Strong to JPMorgan Fleming on February 23, 2004.

JPMorgan managed the Portfolio for most of the year, and accounted for most of its underperformance of the MSCI EAFE Index. The Index ended on a strong note, gaining more than 15% in the fourth quarter of 2004. With oil drifting back from its highs and a clear victory in the U.S. general election, markets rallied. The dollar moderated its precipitous slide toward the end of the term, but still posted significant falls against major currencies. The Portfolio’s underperformance was due primarily to selection among consumer discretionary and industrial stocks. Within the consumer discretionary sector, Koninklijke Philips Electroniss hurt performance most. The stock was overweighted and posted a double-digit negative return. In industrials, positions in Adecco and Deutsche Post were the largest detractors. The Portfolio’s strongest performance was in healthcare and consumer staples. In consumer staples, overweight positions in Altadis and Tesco boosted performance. Altadis ended the year with better-than-expected third quarter earnings. Tesco shares rallied as the market reacted positively to its expansion into new markets such as South Korea. In healthcare, the Portfolio benefited from not having a position in AstraZeneca, as the stock plunged after the Food and Drug Administration announced plans to review several of its drugs.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	17.11%	–6.66%	7.12%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST William Blair International Growth Portfolio

For the year ended December 31, 2004, the AST William Blair International Growth Portfolio had a total return of 16.15%, compared with a return of 20.25% for the unmanaged MSCI EAFE Index, and 17.36% for the Lipper (VIP) International Growth Funds Average.

Relative performance during 2004 was hampered by the Portfolio’s quality growth discipline, which was not rewarded in the value-led market, as value stocks outperformed their growth counterparts by approximately 8%. As a result, the Portfolio’s focus on Asian cyclical stocks at the expense of European value stocks was the largest driver of its underperformance. Conversely, the Portfolio’s emerging markets and Canadian holdings augmented both absolute and relative results. Overall stock selection was positive for the year, with selection in telecommunication services, financials, and energy adding the most value.

As of year end, the Portfolio remained tilted towards emerging markets and Canada at the expense of Europe and the United Kingdom, which is the direct result of the individual stock selection process. By sector, the Portfolio remained most overweighted in the information technology and consumer discretionary sectors and underweighted in materials, telecommunications, and financials.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	16.15%	–6.96%	7.30%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST LSV International Value Portfolio

For the year ended December 31, 2004, the AST LSV International Value Portfolio (formerly AST DeAM International Equity Portfolio) had a total return of 21.04%, compared with the return of 20.25% for the unmanaged MSCI EAFE Index and 17.94% for the Lipper (VIP) International Core Funds Average. Management of the Portfolio was transferred from Deutsche to LSV on November 19, 2004.

The period Deutsche managed the Portfolio covered most of the year and accounted for its outperformance of the EAFE Index. Capital goods, food beverage & tobacco, and banks were the industry groups that contributed most. A position in SAB Miller rose after its fiscal first-half profit more than doubled. Its earnings in South Africa increased, demand for Miller Lite improved in the United States, and it sold a stake in a Chinese brewery. Amadeus Global Travel Distribution moved higher on news that it had good quarterly earnings and on rumors that the company was looking for potential buyers. Metals and mining-related holdings such as Rautaruukki and BHP Billiton benefited from rising commodity prices. On the negative side the transportation, retailing, and automobiles & components industry groups were the largest detractors from relative performance. Airline companies such as Deutsche Lufthansa and KLM-Kon Luchtwaart declined as higher oil prices hurt their profits.

LSV did not manage the Portfolio for long enough in 2004 to have a material impact on its return for the year. LSV seeks to buy undervalued companies that appear to be emerging from extended periods of poor financial and stock price performance. The Portfolio is kept broadly diversified by country, sector, and industry.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	21.04%	–8.67%	4.93%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Global Equity Portfolio

For the year ended December 31, 2004, the AST MFS Global Equity Portfolio had a total return of 18.39%, compared with a return of 14.72% for the unmanaged MSCI World Index, 20.25% for the unmanaged MSCI EAFE Index, and 13.84% for the Lipper (VIP) Global Core Funds Average.

Relative to the MSCI World Index, technology, healthcare, retailing, and financial services were the Portfolio’s strongest-performing sectors. The Portfolio benefited from avoiding or underweighting several poor performers in the benchmark. A relative underweighting in the poor-performing technology sector also contributed to results. Positions in several fashion purveyors were among the Portfolio’s top contributors to relative performance, including Hong Kong-headquartered Esprit Holdings, U.K.-based Next, and Stockholm-based Hennes & Mauritz. Selection in the financial services area was helped by positions in OTP Bank in Hungary, Erste Bank in Austria, and Australian insurer QBE Insurance Group. The single largest contributor to relative performance was U.K.-based household products conglomerate Reckitt Benckiser. Since holdings of the Portfolio and its benchmark may be denominated in different currencies, shifts in currency valuations were a significant contributor to performance relative to the benchmark.

Leisure, utilities and communications, and industrial goods and services were the Portfolio’s weakest-performing sectors relative to its benchmark. Holdings in other sectors that held back relative performance included pharmaceutical firm AstraZeneca and financial services company AMVESCAP, both headquartered in the United Kingdom.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	18.39%	1.99%	3.87%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST State Street Research Small-Cap Growth Portfolio

For the year ended December 31, 2004, the AST State Street Research Small-Cap Growth Portfolio (formerly PBHG Small Cap Growth) had a total return of –6.94%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 14.31% for the unmanaged Russell 2000 Growth Index, and 11.71% for the Lipper (VIP) Small-Cap Growth Funds Average. Management of the Portfolio transferred from PBHG to State Street Research (SSR) on May 1, 2004. During the period PBHG managed the Portfolio, it significantly underperformed the Russell 2000 Growth Index as stock selection across sectors and industries reduced its returns.

During the period SSR managed the Portfolio, its return continued to be very disappointing, hurt by substantial disappointments by several holdings, including Alliance Gaming, Corinthian Colleges, Career Education, eCollege.com, Nektar Therapeutics, and Autobytel. All but Nektar Therapeutics were sold from the Portfolio by period-end. Internet search provider Ask Jeeves also declined following the company’s third quarter earnings release. While earnings growth remained positive, investors had expected it to be higher and were disappointed by the company’s conservative forecasts for fourth-quarter sales. SSR remains invested in the position. In addition, the Portfolio’s energy and producer durables holdings lagged. However, many positions in gaming firms such as Boyd Gaming and Pinnacle Entertainment helped absolute and relative returns.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	–6.94%	–15.54%	6.15%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Small-Cap Growth Portfolio

For the year ended December 31, 2004, the AST DeAM Small-Cap Growth Portfolio had a total return of 9.44%, compared with a total return of 18.33% for the unmanaged Russell 2000 Index and 11.71% for the Lipper (VIP) Small-Cap Growth Funds Average.

Holdings in the capital goods, software & services, and transportation industry groups detracted most from performance. The largest individual detractors from relative performance were an underweight in OSI Pharmaceuticals and an overweight in Quidel. DeAm’s valuation model showed OSI’s fundamentals were poorer than its peers. Nevertheless the stock moved higher as OSI’s lung cancer drug, Tarceva, performed well in clinical tests. Quidel develops and markets point-of-care rapid diagnostic tests for the detection and management of a variety of medical conditions and illnesses. Its share price fell as patent infringement lawsuits led to downward revisions in earnings estimates.

On the positive side, stock selection in the internet, materials, and diversified financials industry groups added value. A position in Ameristar Casinos was a key contributor to returns with record financial results for the third quarter of 2004.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	9.44%	–7.64%	0.78%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Federated Aggressive Growth Portfolio

For the year ended December 31, 2004, the AST Federated Aggressive Growth Portfolio had a total return of 23.07%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 18.33% for the unmanaged Russell 2000 Index, 14.31% for the unmanaged Russell 2000 Growth Index, and 11.71% for the Lipper (VIP) Small-Cap Growth Funds Average.

The stock market as a whole rose substantially during 2004. Small-cap companies outperformed large-cap and small-cap value stocks outperformed small-cap growth stocks. Economic indicators during the year were mixed, but generally small-cap companies continued to report strong earnings growth. The best performing small-cap growth sectors were energy, materials, and industrials while, the information technology and utilities sectors lagged.

The Portfolio outperformed the Russell 2000 Growth Index primarily due to strong stock selection in the industrials, consumer discretionary, and healthcare sectors. Companies such as Abx Air, Egl, Innovative Solutions, and Forward Air added to performance in the industrials sector. Consumer discretionary companies Central European Media, Petco Animal Supplies, PetsMart, and Advance Auto Parts also contributed to returns. In the healthcare sector, Alexion Pharmaceuticals and Cytyc made the largest contributions. Although the Portfolio’s stock selection was weakest in the consumer staples and information technology sectors, it was underweight in both. Positions in underperforming stocks such as Quality Distribution, Genus, Conexant Systems, Talk America, and Netopia hurt relative performance.

At year-end, the Portfolio had overweights as compared with the Russell 2000 Growth Index in the consumer discretionary and industrials sectors and was underweight in the information technology, healthcare, and financials sectors. Nearly 72% was invested in three large sectors: consumer discretionary, healthcare, and information technology.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	23.07%	1.56%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Small-Cap Value Portfolio

For the year ended December 31, 2004, the AST Goldman Sachs Small-Cap Value Portfolio had a total return of 20.18%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 18.33% for the unmanaged Russell 2000 Index, 22.25% for the unmanaged Russell 2000 Value Index, and 17.47% for the Lipper (VIP) Small-Cap Core Funds Average.

The Portfolio posted strong absolute results in 2004, but trailed the Russell 2000 Value Index. The Portfolio’s transportation, financial, and energy stocks contributed positively to relative returns, while its holdings in the industrials and consumer cyclicals sectors trailed the respective sectors of the Russell 2000 Value Index. The performance of its industrial stocks was hurt by the fall in GrafTech International, a manufacturer of graphite and carbon, after earnings estimates were reduced on lower expectations for the price increase on graphite electrodes. Consumer cyclical stocks such as Gymboree and Concord Camera also held down performance. Gymboree, a specialty retailer of children’s apparel, reported weaker-than-expected earnings. Concord Camera, an image capture manufacturer, experienced delays in product introductions that led to market share losses. We sold the position during the period.

On the positive side, energy holding Range Resources, an explorer and developer of oil and gas properties, emerged as a top contributor after it announced the purchase of Appalachian oil and gas properties. Accredited Home Lenders was another strong performer after it issued a better-than-expected 2005 outlook. The California-based mortgage bank benefited from exposure to less-volatile loan origination markets, internal cost discipline, and portfolio growth. OMI, an oil tanker company, was a top transportation performer. While continuing to expand its double hulled fleet, it announced record revenues for the period, benefiting from increased world oil demand.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	20.18%	18.09%	13.97%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Small-Cap Value Portfolio

For the year ended December 31, 2004, the AST Small-Cap Value Portfolio had a total return of 16.44%, compared with the return of 10.87% for the S&P 500 Index and 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average. The Portfolio was managed by Gabelli Asset Management Company (GAMCO) from January 1 through November 19, when the Portfolio’s assets were divided into three segments. JPMorgan manages the largest portion; Lee Munder Investments, and Integrity Asst Management manage smaller segments.

During the period GAMCO managed the Portfolio it outperformed the Russell 2000 Index of small-cap stocks. Positive contributions came from holdings in the industrial sector, many of which were up in excess of 30% (for example, Material Sciences, representing 0.5% of the portfolio was up 65%; GenCorp 0.8%, + 56%; Idex Corp. 0.7%, +44%; Precision Castparts 1.9%, + 43%; and Thomas & Betts 1.7%, + 38%). Several investments in utilities, gaming and wireless telephony had similar increases (XTO Energy 1.3%, +61%; Aztar 1.3%, +50%; Vimpel Communications 1.1%, +59%; Western Wireless 0.9%, +47%; Kerzner International 0.5%, +46%; and Devon Energy 0.6%, +45%).

November was the strongest month of 2004. Once the uncertainty of the Presidential election was behind us, investors refocused on fundamentals, including improving earnings and outlook, and the declines in oil prices.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	16.44%	13.31%	10.14%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Small-Cap Value Portfolio

For the year ended December 2004, the AST DeAM Small-Cap Value Portfolio had a total return of 22.11%, compared with the return of 18.33% for the unmanaged Russell 2000 Index, 22.25% for the unmanaged Russell 2000 Value Index. and 20.64% for the Lipper (VIP) Small-Cap Value Funds Average.

Stock selection throughout the Portfolio was the key to outperformance. The healthcare equipment & services, energy, and utilities industry groups contributed most to relative performance. Oil and gas related holdings such as Southwestern Energy, Tesoro, and Range Resources added value. Southwestern Energy is an integrated energy company primarily engaged in the exploration and production of natural gas. Rising energy prices and increased production volumes resulted in surging company revenues. Range Resources is engaged in the exploration, development and acquisition of oil and gas properties. The company saw its cash flows reach a 9-year high during the period. In addition, acquisitions it made to increase production capacity were considered positively by investors.

On the negative side, the consumer durables & apparel, materials, and food & drug retailing industry groups detracted from performance. A position in Callaway Golf declined as a change in overall product mix and the need for competitive sales programs to match those being offered by other manufacturers caused a significant drop in its gross profits. A position in Win-Dixie Stores fell as increased competition from non-traditional grocery retailers such as mass-merchandisers (Wal-Mart), discount clubs, and warehouse stores have had a negative impact on its sales.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	22.11%	12.14%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Mid-Cap Growth Portfolio

For the year ended December 31, 2004, the AST Goldman Sachs Mid-Cap Growth Portfolio had a total return of 16.36%, compared with the return of 15.48% for the Russell Mid-Cap Growth Index, 16.48% for the unmanaged S&P Mid-Cap 400 Index, and 14.75% for the Lipper (VIP) Mid-Cap Growth Funds Average.

The Portfolio had strong absolute and relative performance, aided by its holdings in the technology, retail, and healthcare sectors. Technology stocks that enhanced results included FLIR Systems, Checkfree, and Tessera Technologies. Many of the Portfolio’s retail holdings, including Harman International Industries, Petco Animal Supplies, and Harrah’s Entertainment, also added significantly to its return. In the healthcare sector, positions in Caremark Rx, Biogen Idec, and Charles River Labs, were significant contributors. The Department of Justice approved Caremark’s proposed merger with Advance PCS and it won a large contract from Medco for the Federal Employee Health Benefit (FEHB) Plan. The merger made a difference as FEHB was attracted to the combined company. Caremark will handle the mail order business and Advance PCS currently handles the retail pharmacy business.

The Portfolio’s position in Adtran fell after the company warned that fourth-quarter earnings and sales would be below expectations. Adtran, which supplies products that enable phone companies to deliver DSL high-speed Internet service, said bookings have been weak in recent months. Goldman Sachs Asset Management, L.P. (GSAM) believes this weakness may be short-lived as consumer demand for broadband services continues to grow and business spending begins to improve. Adtran remains a healthy business with sound management. While several holdings in the media sector have not yet been recognized due to a sluggish radio advertising market, GSAM is encouraged by the sector’s attractive valuations and enduring growth prospects.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	16.36%	–16.07%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Mid-Cap Growth Portfolio

For the year ended December 31, 2004, the AST Neuberger Berman Mid-Cap Growth Portfolio had a total return of 16.07%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 16.48% for the unmanaged S&P Mid-Cap 400 Index, 15.48% for the unmanaged Russell Mid-Cap Growth Index, and 14.75% for the Lipper (VIP) Mid-Cap Value Funds Average.

Security selection within the consumer discretionary, information technology, financials, and industrials sectors provided the largest contributions to total returns. In the consumer discretionary sector, an emphasis on casinos and gaming added particularly. In technology, the Portfolio benefited from positions in Alliance Data Systems and Apple Computer Inc. An emphasis on the services area within the financials sector helped results, with strong performers such as Capitalsource. Outperforming industrial stocks included JB Hunt Transport Services and Corporate Executive Board. Energy holdings benefited from companies such as XTO Energy, which are able to increase reserves or the production of oil and gas. An overweight in telecommunication services, one of the strongest performing sectors, added to performance. Overall, however, the Portfolio’s sector allocations detracted from its results.

On the downside, stock selection within healthcare had the most negative impact on relative performance. The environment for generic pharmaceuticals was particularly weak given the lack of pricing power in the industry. Stock selection within the materials sector, a relatively small one, also hurt returns.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	16.07%	–6.59%	8.17%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Mid-Cap Value Portfolio

For the year ended December 31, 2004, the AST Neuberger Berman Mid-Cap Value Portfolio had a total return of 22.84%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 16.48% for the unmanaged S&P 400 Index, 23.70% for the unmanaged Russell Mid-Cap Value Index, and 19.03% for the Lipper (VIP) Mid-Cap Value Funds Average.

The Portfolio’s strong return was driven by the performance of its consumer discretionary and financial holdings. Positions in the healthcare and energy sectors also made substantial contributions. No sectors detracted from total return. The Portfolio had no exposure to the materials or telecommunication services sectors during the year.

The strongest performance relative to the Russell Mid-Cap Value Index was in the energy and healthcare sectors. Not only was there an overweight allocation to the top-performing energy sector, the Portfolio’s energy stocks outperformed their Index counterparts. The overweight in the sector was eliminated because Neuberger Berman believes much of the potential gains were already realized. The Portfolio’s selection in healthcare was strong, producing its second-highest sector return whereas the healthcare sector return was the lowest in the Index. However, the Portfolio’s selection of stocks in industrials and financials underperformed their index sector counterparts, the primary reason for its underperformance.

The Portfolio continues to trade at a P/E discount to the Russell Mid-Cap Value Index and has superior growth and a higher return on equity. In Neuberger Berman’s opinion, it has greater return potential than the Index with less risk.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	22.84%	13.12%	13.01%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Alger All-Cap Growth Portfolio

For the year ended December 31, 2004, the AST Alger All-Cap Growth Portfolio had a total return of 8.47%, compared with the return of 10.87% for the S&P 500 Index and 10.40% for the Lipper (VIP) Multi-Cap Growth Funds Average.

The Portfolio’s growth-stock strategy was at a disadvantage in a period in which value stocks outperformed growth. However, it benefited from solid security selection in the consumer staples and information technology sectors, beating the Russell 3000 Growth Index, a broad measure of growth stocks. Yahoo!, eBay, and Research In Motion contributed most. Yahoo! benefited from the rise in Internet advertising. Pay-for-Performance advertising has been a significant revenue driver for Yahoo! and there has been continued strength in core advertising. The eBay position was purchased before their seasonally strongest quarter and benefited from rising revenue and earnings. Research In Motion make the Blackberry. The growing need for mobile communication (including data transfer) has benefited such innovative companies that are providing solutions for wireless connectivity. In the past year, it has doubled its subscriber base by entering new markets and channels, and has continued to introduce compelling new products.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	8.47%	–11.66%	–11.66%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Gabelli All-Cap Value Portfolio

For the year ended December 31, 2004, the AST Gabelli All-Cap Value Portfolio had a total return of 15.32%, compared with the return of 10.87% for the S&P 500 Index and 16.9% for the unmanaged Russell 3000 Value.

Investor uncertainty depressed equity returns for most of the first ten months of 2004. Early in the year it was the economy, as anemic job growth caused investors to question the strength and endurance of the recovery. As we headed into the spring it was interest rates, as surprisingly strong March employment data convinced investors the Federal Reserve would soon begin tightening. Then the economy remained soft through early fall. Throughout this period, rapidly rising oil prices and political uncertainty also undermined investor confidence. Late in October, the market started to improve. Oil prices declined significantly and the economy regained momentum. The conclusive Republican victory eliminated uncertainty regarding certain government policies. Investors focused on the sturdy economy and respectable corporate earnings growth and stocks took off.

Almost 90% of the Portfolio’s holdings posted positive returns, with nearly 60% gaining 10% or more. In general, investments in the hotel/gaming, housing, and utilities industries performed very well. In addition, eleven holdings were the subject of merger and acquisition activity (completed deals, pending deals, and companies putting themselves up for sale) or major restructurings. This had a direct impact on Portfolio performance and helped increase the values of other holdings in the same industry groups as well. The lackluster performance of advertising-supported media stocks, a sector in which the Portfolio has substantial commitments, prevented it from achieving even better returns.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	15.32%	4.99%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Natural Resources Portfolio

For the year ended December 31, 2004, The AST T. Rowe Price Natural Resources Portfolio had a total return of 31.19%, compared with a return of 10.87% for the unmanaged S&P 500 Index, and 20.32%% for the Lipper (VIP) Natural Resources Funds Average.

Energy was a strong sector for the Portfolio. Several deep-water drilling holdings, including Diamond Offshore Drilling and Transocean, benefited from improving fundamentals and better pricing. Amerada Hess, a domestic integrated oil company, rebounded from earlier weakness to post strong results. The company is in the midst of revitalizing its asset portfolio, and its Gulf of Mexico exploration program showed increased promise. Management is also taking steps to improve its credibility with investors. The agriculture sector was a significant contributor to performance, reflecting continued good fundamentals and strong commodity prices. Fertilizer company Potash Corp./Saskatchewan was the Portfolio’s largest contributor, rising over 90% for the one-year period. Agricultural products maker IMC Global benefited from lower input costs and better margins. In addition, the company signed an agreement to combine with Cargill Crop Nutrition to create a new publicly traded company (Mosaic - a stock we now own), which we expect will bolster earnings and cash flow over the next several years.

Positions in metal stocks were top contributors as well. Expanding demand from China, along with a pick-up in world-wide economic activity, has pushed up commodity prices and significantly aided those firms whose earnings are closely tied to them. Nucor, a steel stock with excellent fundamentals and sustainable earnings trends, advanced almost 90%. The Russian government’s intervention into the future of oil giant Yukos was disturbing, and the Portfolio’s position detracted from performance. It was sold.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	31.19%	16.14%	14.12%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Alliance Growth Portfolio

For the year ending December 31, 2004, the AST Alliance Growth Portfolio had a total return of 5.75%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 6.30% for the unmanaged Russell 1000 Growth Index and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

The Portfolio lost most ground relative to the Russell 1000 Growth Index in the healthcare sector due to poor stock selection. A mid-sized position in Forest Laboratories (–27.4%) detracted most. The Portfolio gained most relative performance in the consumer discretionary stocks due to both good stock selection and overweighting this outperforming sector. It held, on average, about 26% in the sector compared with about 18% in the Russell 1000 Growth Index. Large positions in eBay (+80.1%) and Yahoo (+67.4%) accounted for most of the outperformance. The Portfolio also benefited from good selection in the technology sector, where a mid-sized position in Marvell Technology Group (+87.0%) contributed most. Good stock selection in the financial services sector also helped. A small position in Franklin Resources (+34.6%) accounted for most of the outperformance.

Alliance believes that investors are underestimating the outlook for the U.S. economy and corporate profitability, providing us with an unusual opportunity to buy superior growth companies at little valuation premium. In an environment that seems conducive to further economic and earnings expansion, the premium for growth stocks relative to the broad market is as low as it has been in the past 25 years.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	5.75%	–7.86%	4.21%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Growth Portfolio

For the year ended December 31, 2004, the AST MFS Growth Portfolio had a total return of 10.69%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 6.30% for the unmanaged Russell 1000 Growth Index, and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

Selection in the healthcare, technology, and retailing sectors were the strongest contributors to the Portfolio’s outperformance of the Russell 1000 Growth Index. In healthcare, an underweight in the pharmaceutical company Pfizer (which was sold entirely from the Portfolio by period-end) contributed to relative performance, as did a slightly overweighted position in Caremark Rx. In technology, overweighted positions in software company Symantec and internet giant eBay, and an underweight in Intel (which was sold entirely from the Portfolio by period-end) helped relative returns. The Portfolio was helped by a position in Marvell Technology Group, a stock not in the Russell 1000 Growth Index. Other individual contributors to relative performance included Monsanto, Tyco International, and Carnival, none of which were in the benchmark, and an underweight position in The Coca-Cola Company (which was sold by period-end).

The chief detractors from relative performance were a slight underweighting and poor stock selection in the financial services and miscellaneous sectors. Losses on March & McLennan and Corinthian Colleges (both since sold) hurt performance. An overweighting and stock selection in the leisure sector also detracted from relative performance. Not having a position in Starbucks particularly hurt. The largest individual detractors were VERITAS Software, IAC/InterActiveCorp (sold by period-end), and an underweight position in QUALCOMM.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	10.69%	–6.48%	–4.01%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Marisco Capital Growth Portfolio

For the year ending December 31, 2004, the AST Marsico Capital Growth Portfolio had a total return of 15.67%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 6.30% for the unmanaged Russell 1000 Growth Index, and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

The Portfolio’s strong performance as compared to the Russell 1000 Growth Index was primarily due to its stock selection in the healthcare, consumer discretionary, information technology, and financials sectors and in the capital goods industry, while selection in telecommunications services and an underweight in the top-performing energy sector hurt. In healthcare, it overweighted the equipment & services industry and underweighted the pharmaceuticals & biotechnology industry. This significantly enhanced its return. UnitedHealth Group (+51%) and Genentech (+16%) were among its largest holdings and the largest positive contributors to overall performance. Its strength in the consumer discretionary sector was largely due to holdings in the hotels, restaurants & leisure industry, including Wynn Resorts (+139%). Having little exposure to semiconductors helped its technology performance. It also had a good selection of hardware & equipment stocks, including QUALCOMM (+58%) and Dell (+24%). Among capital goods stocks, General Electric (+21%), Tyco International (+36%), and Caterpillar (+20%) were among the largest contributors, while SLM Corp. (+44%), Countrywide Financial (+48%), and Chicago Mercantile Exchange (+38%) were the main reasons for strength in financials.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	15.67%	–2.88%	9.34%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Concentrated Growth Portfolio

For the year ended December 31, 2004, the AST Goldman Sachs Concentrated Growth Portfolio had a total return of 3.69%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 6.30% for the Russell 1000 Growth Index, and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

The Portfolio’s exposure to the Media sector detracted from its return. Clear Channel Communications and Viacom were weak as companies exposed to the radio market underperformed. A sluggish national radio market hurt these businesses as automotive, retailers, and telecommunications companies spent less money in 2004 in comparison to 2003. We remain confident that Clear Channel’s business can rebound as it is making changes to its advertising structure, which should result in less ad time and firmer pricing. The Portfolio’s underweight in the energy and cyclical sectors also hurt its relative performance. Typically, businesses in these sectors do not have the pricing power and strong business franchises that GSAM prefers, but their stocks were very strong this year.

The Portfolio’s positions in high-quality technology companies performed well, including QUALCOMM, Dell, Yahoo!, and eBay. QUALCOMM’s stock enjoyed a strong run in 2004. Demand for third generation (3G) wireless capability, which wholly depends on the Code-Division Multiple Access (CDMA) technology QUALCOMM licenses, continues to increase. The Portfolio’s consumer staples holdings PepsiCo and Wm. Wrigley Jr. were also top contributors.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	3.69%	–15.54%	9.83%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Large-Cap Value Portfolio

For the year ended December 31, 2004, the AST DeAM Large-Cap Value Portfolio had a total return of 18.17% compared with the return of 10.87% for the unmanaged S&P 500 Index, 16.49% for the unmanaged Russell 1000 Value Index, and 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average.

The Portfolio outperformed the Russell 1000 Value Index primarily because of good stock selection, particularly in the materials, diversified financials, and media industry groups. Holdings such as Monsanto and United States Steel added value in the materials group. Monsanto provides agricultural products and integrated solutions for farmers worldwide. A weakening U.S. dollar substantially aided its overseas sales. It increased the dividend payment, as well as its earnings projections for 2005. United States Steel increased net sales through all four quarters of 2004 due to the impact of strong global economic growth on demand for steel.

On the negative side, the pharmaceuticals & biotechnology and healthcare equipment & services industry groups detracted most from relative performance. The Portfolio’s underweight in Humana hurt its relative performance in healthcare. Humana is one of the nation’s largest publicly traded health benefits companies. Its stock price increased as launch of a new product, a high-deductible health insurance plan, helped it capture market share.

The individual position that hurt relative performance most was an underweight in ChevronTexaco, which benefited from higher oil prices. However, energy positions such as Occidental Petroleum and Apache, which appeared more attractive on DeAm’s valuation model, more than offset the impact of not holding ChevronTexaco.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	18.17%	4.01%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Hotchkis & Wiley Large-Cap Value Portfolio

For the year ended December 31, 2004, the AST Hotchkis & Wiley Large-Cap Value Portfolio had a total return of 15.45%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 16.49% for the unmanaged Russell 1000 Value Index, and 13.64% for the Lipper (VIP) Equity Income Funds Average. Management of the Portfolio was transferred from INVESCO to Hotchkis & Wiley on May 1, 2004.

During the period INVESCO advised the Portfolio, it trailed the broad S&P 500 Index and the style-specific Russell 1000 Value Index, which differed only immaterially in total return. It underperformed the Russell 1000 Value Index primarily because of poor stock selection, including positions in Fannie Mae and Radian Group Cisco Systems, and Amgen. The Portfolio also emphasized underperforming industries within sectors, particularly in the technology sector, and large companies during a period when stocks of smaller firms performed better.

During the period Hotchkis & Wiley advised the Portfolio, it benefited from stock selection within the consumer discretionary sector. The Portfolio’s strongest contributor during this period, Sears Roebuck, initially surged in November after Vornado Realty Trust took a significant stake in the company. Following this, Kmart announced its plan to acquire/merge with Sears, increasing the stock’s price another 20%. Other contributors to performance included Aetna and Electronic Data Systems. The latter beat third quarter earnings expectations and also benefited from news of improvements on its Navy contract.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	15.45%	1.81%	10.04%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Alliance/Bernstein Growth + Value Portfolio

For the year ended December 31, 2004, the AST Alliance/Bernstein Growth + Value Portfolio had a total return of 10.07%, compared with the return of 10.87% for the S&P 500 Index and 8.59% for the Lipper (VIP) Large-Cap Core Funds Average.

Energy stocks led the market as record high oil prices lifted industry profits. Technology and consumer growth stocks were the major underperforming sectors. The market favored value rather than growth in 2004. Much of this can be attributed to the outsized outperformance for most of the year of commodity- and interest-rate-sensitive sectors, which make up a much bigger proportion of the value benchmark than the growth. With technology and consumer-growth stocks rallying strongly in the fourth quarter, however, the relative performance of the two style indexes was much closer.

The value component of the Portfolio outperformed the S&P 500 Stock Index while the growth component trailed the Index. The late year rally in technology stocks was particularly beneficial to the Portfolio’s relative returns in the fourth quarter, as both value and growth segments had significant commitments to the sector. For the year, strong stock selection in technology and energy was offset by the underperformance of large holdings in the media, Internet-related, and health care industries.

Notable contributors to performance during the year included Yahoo, Ebay, UnitedHealth Group, Nortel Networks and Norfolk Southern. Detractors included Veritas Software, Viacom, Avon Products, Broadcom and Comcast.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	10.07%	0.32%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Sanford Bernstein Core Value Portfolio

For the year ended December 31, 2004, the AST Sanford Bernstein Core Value Portfolio had a total return of 13.92%, compared with the return of 10.87% for the S&P 500 Index and 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average.

Equity markets enjoyed another strong year in 2004. Value and smaller company stocks outperformed growth and large company stocks, resulting in the Portfolio’s outperformance of the S&P 500 Index. Late in the year, electronics manufacturing services stocks came under pressure due to cautious guidance statements or weak sales. Bernstein believes that the industry’s earnings growth will improve as these companies streamline operations, improve capacity utilization, and benefit from a recovery in spending for technology. An overweight in consumer cyclicals, particularly General Motors and several auto-parts companies, also hurt returns. Bernstein’s research suggests that investors are overly gloomy about GM’s long-term earnings power and they continue to expect auto-parts suppliers to benefit from continued growth in content per vehicle and market-share gains outside of the US.

The Utilities sector contributed significantly to performance, led by Sprint Corp, Bellsouth and SBC Communications. Positions in railroad companies Norfolk Southern and Burlington Northern also strongly outperformed; they continue to benefit from insufficient capacity in the trucking industry and strong demand for transportation in the US.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	13.92%	7.09%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Cohen & Steers Realty Portfolio

For the year ended December 31, 2004, the AST Cohen & Steers Realty Portfolio had a total return of 37.95%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 31.58% for the NAREIT Index, and 33.71% for the Lipper (VIP) Real Estate Funds Average.

The Portfolio’s major theme all year, and the primary driver of REIT stock price appreciation, has been the resurgence in both cash flow and dividend growth. Cohen & Steers’s believes that performance this year demonstrated that real estate fundamentals are what matter most. Within the REIT sector, regional mall companies continued to lead the industry. It was the greatest single contributor to the Portfolio’s outperformance because of the Portfolio was overweight in this sector selected stocks well within it. The apartment sector was the second largest contributor because of stock selection and also the decision to move from an underweight to an overweight earlier in the year. Manufactured housing was the weakest sector, as lower apartment rents and affordable housing for sale continued to disadvantage this low-priced housing alternative.

Looking ahead, Cohen & Steers anticipates that economic fundamentals in 2005 will be substantially similar to 2004 and even better in a few ways. This should provide a continued positive backdrop for real estate, producing higher occupancies, rents, and cash flows for most property types in most regions of the country.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	37.95%	20.36%	11.71%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Sanford Bernstein Managed Index 500 Portfolio

For the year ended December 31, 2004, the AST Sanford Bernstein Managed Index 500 Portfolio had a total return of 9.98%, compared with a return of 10.87% for the unmanaged S&P 500 Index, and 8.59% for the Lipper (VIP) Large-Cap Core Funds Average.

The Portfolio performed well on an absolute basis, but lagged the broad market due to a combination of sector and security selection. Selection among consumer cyclical stocks was the largest contributor to the Portfolio’s relative performance over the period. It had large positions in eBay (+80.1%) and Yahoo (+67.4%). Finance and industrial commodities holdings also performed well. UnitedHealth Group (+51.4%), Wellpoint Health (+43.1%), and US Steel (+47.2%) were noteworthy positive performers. The largest detractors were investments in medical stocks such as Pfizer and Forest Labs. In the capital equipment sector, General Motors also hurt performance.

Although the Portfolio’s sector weightings were generally close to those of the S&P 500 Index, differences in sector weights nonetheless detracted from performance. Because the energy sector had by far the Index’s highest return, almost 31%, the Portfolio’s underweight of energy was the largest detractor from its relative performance.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	9.98%	–1.83%	5.08%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST American Century Income & Growth Portfolio

For the year ended December 31, 2004, the AST American Century Income & Growth Portfolio had a total return of 12.59%, compared with the return of 10.87% for the S&P 500 Index, and 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average.

The year 2004 marked the second straight year of positive performance for the U.S. stock market — the first time that has happened since 1998-99. Stocks were mired in a narrow trading range for most of the year, held in check by concerns ranging from soaring oil prices and weak job growth to terrorism and a potentially contentious presidential election. However, a number of these concerns were resolved during the last three months of the year, allowing stocks to finish the year with a strong rally.

The top contributors to the Portfolio’s return were sectors that typically benefit from a strong economy, including financial, energy, and consumer-oriented stocks. The only two sectors of the portfolio to decline during the year were healthcare and information technology. Stock selection was the key to the Portfolio’s outperformance of the S&P 500. It worked best in the consumer staples and materials sectors where selections among beverage and chemicals stocks provided the greatest lift to relative performance. The financial sector also contributed positively to relative results thanks to favorable stock selection in commercial banks and insurance. On the downside, stock selection detracted from relative performance in the healthcare and information technology sectors.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	12.59%	–1.02%	6.09%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Alliance Growth & Income Portfolio

For the year ending December 31, 2004, the AST Alliance Growth & Income Portfolio had a total return of 11.01%, compared with the return of 10.87% for the unmanaged S&P 500 Index and 16.49% for the unmanaged Russell 1000 Value Index.

The Russell 1000 Value Index showed remarkable strength in 2004. It is heavily skewed to the commodity-related and interest-sensitive stock groups that led the market in 2004, areas of the market that Alliance’s high quality bias typically avoids. The Portfolio’s underperformance was attributed to both sector and security selection. Overweights in media (notably Viacom), property and casualty insurance (American International Group and ACE), and healthcare (Pfizer and Boston Scientific) were the primary detractors from relative performance. These groups were hit by intense negative publicity throughout the year. Underweights in financials and utilities also held back relative performance. The largest individual detractors included Viacom, Pfizer, Clear Channel Communications, Forest Laboratories and Union Pacific. On the other hand, the Portfolio benefited from not being exposed to Merck, the worst-performing drug stock in 2004, and from several energy and managed-care positions. Notable individual contributors to performance included, Bank One, WellPoint Health Networks, Burlington Northern and ConocoPhillips.

Alliance believes that style and size anomalies such as we saw in 2004 cannot persist indefinitely. Markets return to emphasizing fundamentals, and the Portfolio’s holdings, on average, have better earnings stability, higher dividend growth, and healthier balance sheets than the Russell 1000 Value Index. Moreover, after the long-running outperformance of smaller-cap, lower-quality companies, the stocks it favors are selling at unusually low valuations.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	11.01%	3.44%	11.35%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Global Allocation Portfolio

For the year ended December 31, 2004, the AST DeAM Global Allocation Portfolio had a total return of 11.09% compared with the return of 9.73% for the custom-blended index (50% Russell 3000 Index, 40% Lehman Brothers Aggregate Index, and 10% MSCI EAFE Index), and 8.25% for the Lipper (VIP) Flexible Portfolio Funds Average.

The year 2004 was surprising in the financial markets in many ways. First, the economic recovery, while continuing to move forward, did not engender the type of bullish sentiment strategists expected, despite a very powerful profits recovery. Second, U.S. and global bond interest rates were largely unchanged for the calendar year despite very strong economic performance. Much of this unusual market behavior was due to the headwinds of perniciously high energy prices, geopolitical concerns, a third-quarter temporary soft patch in economic growth, and an uncertain U.S. election outcome. As these factors relented around the U.S. November presidential election, the markets breathed a sigh of relief and delivered a solid rally. Despite this appetite for financial assets, the U.S. dollar weakened significantly over the period due to concerns over the growing budget and trade deficits. This helped international equities outperform U.S. equities. Although tactical asset allocation was a positive contributor to the Portfolio’s performance in the first, second, and fourth quarters, the third quarter’s negative asset allocation contribution offset much of the benefit. Tactical asset allocation moves contributed only slightly for the year. The Portfolio outperformed its customized benchmark and its Lipper peers through the period, primarily because of the performance of its U.S. equity managers and, to a lesser extent, its fixed income manager.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	11.09%	–1.06%	7.63%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST American Century Strategic Balanced Portfolio

For the year ended December 31, 2004, the AST American Century Strategic Balanced Portfolio had a total return of 8.99%, compared with the return of 8.29% for the S&P 500/Lehman Brothers Aggregate 60/40 benchmark, and 8.55% for the Lipper (VIP) Balanced Funds Average.

Equities generally languished in a range-bound trading pattern for much of 2004, paralyzed by investor concerns about soaring energy prices, the threat of higher inflation, rising interest rates, a slowing pace of economic growth, terrorism alerts, the outcome of the U.S. presidential election, and the declining U.S. dollar. By the end of the third quarter, the S&P 500 Index had gained only 1.51%, while the Lehman Aggregate — on its way to having a surprisingly good year — was up 3.35%. But the stock market finished 2004 with a flourish. The S&P 500 Index gained 10.7% from October 25 to year end as oil prices plummeted and President Bush was re-elected, reducing investors’ uncertainty.

The Portfolio’s equity segment made the largest contribution to its total return, led by its consumer discretionary holdings. Homebuilder NVR (+65%) and Black & Decker (+81%) were the largest contributors. The Portfolio beat its benchmark because its equity segment outpaced the S&P 500 Index. The largest contributors to that outperformance were overweightings and favorable stock selection in the utilities sector, particularly an overweight in electric utility TXU (+178%). In the bond segment, the best-performing major sector was corporate securities, followed by mortgage-backed and Treasury securities.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	8.99%	1.74%	6.81%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Asset Allocation Portfolio

For the year ended December 31, 2004, the AST T. Rowe Price Asset Allocation Portfolio had a total return of 11.17%, compared with a return of 8.25% for the 60/40 blend of the unmanaged S&P 500 Index and the unmanaged Lehman Brothers Government Credit Index, and 8.55% for the Lipper (VIP) Balanced Funds Average.

U.S. stocks rose in 2004, though they struggled to make headway for much of the year as economic growth moderated amid surging energy costs and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the re-election of President Bush. U.S. bonds generated less robust returns. Short-term interest rates rose in tandem with the federal funds rate — which the Federal Reserve gradually increased from 1.00% to 2.25% — but long-term rates declined in the second half of the year after peaking in the spring. High-yield bonds fared best, but long-term government and investment-grade corporate bonds also produced good returns. Other fixed-income sectors lagged. Non-U.S. stocks strongly outperformed their U.S. counterparts, thanks partially to a weakening U.S. dollar.

The Portfolio was overweighted in stocks relative to bonds throughout 2004, and the overweighting was increased to 7% over the year. This was a strong contributor to its outperformance as stocks performed better than bonds for the year. The S&P 500 Index returned 10.87% versus 4.19% for the Lehman Brothers U.S. Government/Credit Index. The Portfolio’s overweighting in international stocks was also beneficial.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	11.17%	3.32%	9.77%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Global Bond Portfolio

For the year ended December 31, 2004, the AST T. Rowe Price Global Bond Portfolio had a total return of 8.64%, compared with a 9.27% gain on the Lehman Brothers Global Aggregate Index.

The Portfolio benefited from a generally weaker U.S. dollar, currency selection, country and duration positioning, and a rally in European government bonds. Most of the Portfolio’s relative value was derived from currency selection, particularly an overweight exposure to the Polish zloty that strengthened versus the euro. The Portfolio’s emerging-market currency exposures were increased during the fourth quarter of 2004 in light of the weaker U.S. dollar. Overweight positions in the Mexican peso and Turkish lira (both versus the U.S. dollar) were particularly helpful to the Portfolio’s relative return. The Mexican peso benefited from central bank rate hikes and strong oil prices, while Turkish bond and currency markets were buoyed by the European Union’s decision to set a fixed date (October 2005) to start membership discussions with Turkey.

Positioning in the Japanese yen against the euro and U.S. dollar had the most negative impact on the Portfolio’s relative performance. The Japanese recovery seemed to be gaining momentum in the first half of the year, which was expected to aid the yen. But post fiscal year end selling, expectations of Federal Reserve rate hikes, and concern about the impact of higher oil prices weakened the yen in the second and third quarters.

From a country/duration perspective, spread trades against the U.S. market were the most successful for the Portfolio. Given uncertainties surrounding trends in economic data in the United States during 2004, the Portfolio looked to diversify most of its U.S. short duration position against Europe, Canada, and Mexico. The European position added the most value to the Portfolio, with a strong euro currency and weaker economic data supporting bonds, particularly at the short-end.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	8.64%	7.58%	5.60%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs High Yield Portfolio

For the year ended December 31, 2004, the AST Goldman Sachs High Yield Portfolio had a total return of 11.08%, compared with an 11.13% for the Lehman Brothers U.S. Corporate High Yield Index (the Index). From January 1, 2004 through April 30, 2005 — the first four months of the year — the Portfolio was managed by Federated Investment Management Company, which was replaced by Goldman Sachs Asset Management, L.P. as of May 1, 2004.

Federated Investment Management Company

For the first four months of 2004, high yield bonds (commonly called “junk” bonds) were supported by improvement in corporate profitability and credit quality. The Portfolio benefited during the period from having a duration that was shorter than that of the Index. Volatile intra-period cash flows within the Portfolio negatively affected its relative performance. In addition, the Portfolio was hurt by its exposure to Qwest Communications (Telecommunications), Dex Media and its affiliates (Non-Cable Media), El Paso Corp. and Calpine Corp. (Utilities), and New World Pasta Company (Food & Beverage), which defaulted during the period. The factors that aided the Fund’s performance included its underweight exposure to the Airline and Utility sectors and its overweight position in the Consumer Products and Textile sectors. Among its positions that benefited the Fund were Neenah Corp. (Industrial), Land O’ Lakes (Food & Beverage), MMI Products (Building & Construction), and XM Satellite Radio (Media Non-Cable).

Goldman Sachs Asset Management, L.P.

For most of the remaining eight months of the year, the high yield market had very strong performance, supported by robust technical factors and strength in the riskier segments of the market. The Portfolio’s results were positively affected by its underweight to BB-rated debt securities, as this rating category was adversely affected by the considerable volatility in the U.S. Treasury market. The Portfolio also benefited from its overweight exposure to the Chemicals sector and certain Cyclical debt securities. However, this was partially offset by an underweight to the riskier segments of the high yield market, as they rallied sharply toward the end of the reporting period. In particular, the Portfolio’s lack of exposure to the Utilities, Airline, and Wireline Telecommunications sectors late in the year detracted from its return.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	11.08%	4.09%	7.03%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Lord Abbett Bond-Debenture Portfolio

For the year ended December 31, 2004, the AST Lord Abbett Bond-Debenture Portfolio had a total return of 7.42%, compared with a 10.87% return for the unmanaged Merrill Lynch US High Yield Master II Index (the Index).

Lower-rated bonds outperformed higher-rated bonds across all sectors of the high yield corporate bond market in 2004. (High yield bonds are commonly called “junk” bonds because of their below-investment-grade ratings.) Within the high yield market, C-rated bonds outperformed B-rated bonds, which outperformed the higher quality BB-rated bonds. In the convertible market, speculative-grade issues also beat investment-grade issues. Even in the high-grade portion of the market, the lower-quality investment-grade companies led that sector’s advance.

The Portfolio benefited from its large allocation to high yield corporate bonds, which represented over 60% of the Portfolio. However, performance was held back versus the Index due to the higher overall quality of the Portfolio. The Portfolio had an average credit quality of BB- versus B for the Index. A “shortage of yield” continued to support the mid- and lower-quality segments of the fixed income market. Within its high yield holdings, the Portfolio’s emphasis on lower-rated bonds proved beneficial during the year. It was overweight B-rated debt securities, which tended to outperform BB-rated debt securities.

Among its convertible holdings the Portfolio had an investment-grade bias, which held back performance along with other investment-grade corporate bonds and mortgage-backed securities. Convertible securities benefited from rising earnings and participation in the stock market uptrend.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	7.42%	7.22%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST PIMCO Total Return Bond Portfolio

For the year ended December 31, 2004, the AST PIMCO Total Return Bond Portfolio had a total return of 4.96%, compared with a 4.34% return for the unmanaged Lehman Brothers U.S. Aggregate Bond Index.

During the early part of the year, concern about the durability of the U.S. economic recovery pushed interest rates lower and demand for relatively safe assets also rose amid renewed fears of terrorist attacks after the Madrid bombing. However, from April through June, employment reports showed strength, which convinced markets that the Federal Reserve (the Fed) would soon begin a tightening campaign. On June 30, 2004, the Fed met market expectations with a 25 basis point increase in the federal funds rate and raised rates a total of five times in 2004 to end the year at 2.25%.

Signs of rising inflation fueled anxiety that central banks may need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as slower productivity growth. The Fed helped to calm markets by commenting that it would raise rates gradually. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence all fell short of analyst expectations.

The Portfolio outperformed its benchmark for its reporting period. Diversifying beyond core index sectors helped protect the Portfolio during difficult market periods and also added to returns in sectors where interest rates actually fell. Overall, below index U.S. duration was positive for returns as short- and intermediate-term rates rose in the United States. Additionally, Euroland duration contributed to returns as intermediate- and long-term rates fell. Active management across a variety of strategies, including “rolling down” a steep yield curve, active security selection of mortgage-backed securities and corporate bonds, exposure to Treasury Inflation Protected Securities, Euroland exposure, and emerging-market exposure all contributed to the Portfolio’s performance during the year.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	4.96%	7.96%	7.92%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST PIMCO Limited Maturity Bond Portfolio

For the year ended December 31, 2004, the AST PIMCO Limited Maturity Bond Portfolio had a total return of 2.07%, compared with a 0.91% return for the unmanaged Merrill Lynch 1-3 Year Treasury Index.

During the early part of the reporting period, concern about the durability of the U.S. economic recovery pushed interest rates lower and in addition demand for relatively safe assets also rose amid renewed fears of terrorist attacks after the Madrid bombing. However, from April through June, employment reports showed strength, which convinced markets that the Federal Reserve (the Fed) would soon begin a tightening campaign. On June 30, 2004, the Fed met market expectations with a 25 basis point increase in the federal funds rate and raised rates a total of five times in 2004 to end the year at 2.25%.

Signs of rising inflation fueled anxiety that central banks may need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as slower productivity growth. The Fed helped to calm markets by commenting that it would raise rates gradually. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence all fell short of analyst expectations.

The Portfolio outperformed its benchmark during its reporting period. Diversifying beyond core index sectors helped protect the Portfolio during difficult market periods and also added to returns in sectors where interest rates actually fell. Overall, below index U.S. duration was positive for returns as short- and intermediate-term rates rose in the United States. Additionally, Euroland duration contributed to returns as intermediate- and long-term rates fell. Active management across a variety of strategies, including “rolling down” a steep yield curve, active security selection of mortgage-backed securities and corporate bonds, Euroland exposure, and emerging-market exposure all contributed to the Portfolio’s performance during the year.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	2.07%	5.56%	5.48%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

AST Money Market Portfolio

For the year ended December 31, 2004, the AST Money Market Portfolio returned 0.84% compared with a return of 0.83% for the Lipper VP Money Market Funds Average.

The general level of interest rates increased over the year. At the end of 2003, the federal funds rate stood at 1.00%. By the end of 2004, that rate had risen to 2.25% after being increased by 0.25% at each of five consecutive meetings of the Federal Open Market Committee beginning on June 30, 2004. Longer-term money market yields began to rise at the end of March 2004.

The Portfolio’s average maturity decreased from 72 days at the end of 2003 to 38 days by June 30, 2004. This increased the sensitivity of the Portfolio’s yield to changes in interest rates and greatly enhanced performance. As rates continued to increase, the Portfolio’s average maturity was gradually increased, further adding incremental yield. By the end of 2004, the Portfolio’s average maturity stood at 55 days.

The portion of the Portfolio invested in very short-term securities (those maturing within two weeks) increased from 12% on December 31, 2003 to 34% on December 31, 2004. At the end of its fiscal year, the largest sector exposures was commercial paper at 44% of the Portfolio’s assets. Other large sector exposures were corporate obligations, bank time deposits and certificates of deposit. The Portfolio’s investment in the somewhat higher yielding, but marginally less liquid variable-rate note sector fell from 28% of the Portfolio to 23%.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	0.84%	2.50%	3.79%
Money Market 7-day current net yield	1.70%

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance is historical, assumes reinvestment of all dividends and capital gains. The Yield quotation more closely reflects the performance of the ASR Money Market Portfolio than the total return.

An investment in the American Skandia Trust Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the values of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For a complete listing of holdings, please refer to the Schedule of Investments section of this report.

Fees and Expenses (unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

America Skandia Trust Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

AST JP Morgan International Equity Portfolio (Class I)	Actual	$1,000	$1,149	1.13%	$6.10
	Hypothetical	$1,000	$1,019	1.13%	$5.73

AST William Blair International Growth Portfolio (Class I)	Actual	$1,000	$1,135	1.12%	$6.01
	Hypothetical	$1,000	$1,020	1.12%	$5.69

AST LSV International Value Portfolio (Class I)	Actual	$1,000	$1,160	1.25%	$6.79
	Hypothetical	$1,000	$1,019	1.25%	$6.34

AST MFS Global Equity Portfolio (Class I)	Actual	$1,000	$1,117	1.37%	$7.29
	Hypothetical	$1,000	$1,018	1.37%	$6.95

America Skandia Trust Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

AST State Street Research Small-Cap Growth Portfolio (Class I)	Actual	$1,000	$987	1.17%	$5.84
	Hypothetical	$1,000	$1,019	1.17%	$5.94

AST DeAM Small-Cap Growth Portfolio (Class I)	Actual	$1,000	$1,072	1.03%	$5.36
	Hypothetical	$1,000	$1,020	1.03%	$5.23

AST Federated Aggressive Growth Portfolio (Class I)	Actual	$1,000	$1,124	1.18%	$6.30
	Hypothetical	$1,000	$1,019	1.18%	$5.99

AST Goldman Sachs Small-Cap Value Portfolio (Class I)	Actual	$1,000	$1,139	1.19%	$6.40
	Hypothetical	$1,000	$1,019	1.19%	$6.04

AST Small-Cap Value Portfolio (Class I)	Actual	$1,000	$1,087	1.08%	$5.67
	Hypothetical	$1,000	$1,020	1.08%	$5.48

AST DeAM Small-Cap Value Portfolio (Class I)	Actual	$1,000	$1,139	1.12%	$6.02
	Hypothetical	$1,000	$1,020	1.12%	$5.69

AST Goldman Sachs Mid-Cap Growth Portfolio (Class I)	Actual	$1,000	$1,097	1.11%	$5.85
	Hypothetical	$1,000	$1,020	1.11%	$5.64

AST Neuberger Berman Mid-Cap Growth Portfolio (Class I)	Actual	$1,000	$1,080	1.10%	$5.75
	Hypothetical	$1,000	$1,020	1.10%	$5.59

AST Neuberger Berman Mid-Cap Value Portfolio (Class I)	Actual	$1,000	$1,137	1.03%	$5.53
	Hypothetical	$1,000	$1,020	1.03%	$5.23

AST Alger All-Cap Growth Portfolio (Class I)	Actual	$1,000	$1,019	1.17%	$5.94
	Hypothetical	$1,000	$1,019	1.17%	$5.94

AST Gabelli All-Cap Value Portfolio (Class I)	Actual	$1,000	$1,100	1.21%	$6.39
	Hypothetical	$1,000	$1,019	1.21%	$6.14

AST T. Rowe Price Natural Resources Portfolio (Class I)	Actual	$1,000	$1,207	1.16%	$6.44
	Hypothetical	$1,000	$1,019	1.16%	$5.89

AST Alliance Growth Portfolio (Class I)	Actual	$1,000	$1,034	1.09%	$5.57
	Hypothetical	$1,000	$1,020	1.09%	$5.53

AST MFS Growth Portfolio (Class I)	Actual	$1,000	$1,065	1.05%	$5.45
	Hypothetical	$1,000	$1,020	1.05%	$5.33

AST Marsico Capital Growth Portfolio (Class I)	Actual	$1,000	$1,128	1.01%	$5.40
	Hypothetical	$1,000	$1,020	1.01%	$5.13

AST Goldman Sachs Concentrated Growth Portfolio (Class I)	Actual	$1,000	$1,056	1.00%	$5.17
	Hypothetical	$1,000	$1,020	1.00%	$5.08

AST DeAM Large-Cap Value Portfolio (Class I)	Actual	$1,000	$1,124	0.99%	$5.29
	Hypothetical	$1,000	$1,020	0.99%	$5.03

AST Hotchkis & Wiley Large-Cap Value Portfolio (Class I)	Actual	$1,000	$1,143	0.89%	$4.79
	Hypothetical	$1,000	$1,021	0.89%	$4.52

America Skandia Trust Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

AST Alliance/Bernstein Growth + Value Portfolio (Class I)	Actual	$1,000	$1,060	1.23%	$6.37
	Hypothetical	$1,000	$1,019	1.23%	$6.24
AST Sanford Berstein Core Value Portfolio (Class I)	Actual	$1,000	$1,093	0.99%	$5.21
	Hypothetical	$1,000	$1,020	0.99%	$5.03

AST Cohen & Steers Realty Portfolio (Class I)	Actual	$1,000	$1,287	1.04%	$5.98
	Hypothetical	$1,000	$1,020	1.04%	$5.28

AST Sanford Berstein Managed Index 500 Portfolio (Class I)	Actual	$1,000	$1,063	0.77%	$3.99
	Hypothetical	$1,000	$1,021	0.77%	$3.91

AST American Century Income & Growth Portfolio (Class I)	Actual	$1,000	$1,077	0.96%	$5.01
	Hypothetical	$1,000	$1,020	0.96%	$4.87

AST Alliance Growth & Income Portfolio (Class I)	Actual	$1,000	$1,079	0.87%	$4.55
	Hypothetical	$1,000	$1,021	0.87%	$4.42

AST DeAM Global Allocation Portfolio (Class I)	Actual	$1,000	$1,074	0.14%	$0.73
	Hypothetical	$1,000	$1,024	0.14%	$0.71

AST American Century Strategic Balanced Portfolio (Class I)	Actual	$1,000	$1,064	1.08%	$5.60
	Hypothetical	$1,000	$1,020	1.08%	$5.48

AST T. Rowe Price Asset Allocation Portfolio (Class I)	Actual	$1,000	$1,079	1.07%	$5.59
	Hypothetical	$1,000	$1,020	1.07%	$5.43

AST T. Rowe Price Global Bond Portfolio (Class I)	Actual	$1,000	$1,100	1.08%	$5.70
	Hypothetical	$1,000	$1,020	1.08%	$5.48

AST Goldman Sachs High Yield Bond Portfolio (Class I)	Actual	$1,000	$1,093	0.93%	$4.89
	Hypothetical	$1,000	$1,020	0.93%	$4.72

AST Lord Abbett Bond-Debenture Portfolio (Class I)	Actual	$1,000	$1,076	0.93%	$4.85
	Hypothetical	$1,000	$1,020	0.93%	$4.72

AST PIMCO Total Return Bond Portfolio (Class I)	Actual	$1,000	$1,044	0.77%	$3.96
	Hypothetical	$1,000	$1,021	0.77%	$3.91

AST PIMCO Limited Maturity Bond Portfolio (Class I)	Actual	$1,000	$1,018	0.78%	$3.96
	Hypothetical	$1,000	$1,021	0.78%	$3.96

AST Money Market Portfolio (Class I)	Actual	$1,000	$1,006	0.58%	$2.92
	Hypothetical	$1,000	$1,022	0.58%	$2.95

*	Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 90.2%
COMMON STOCK
AUSTRALIA — 1.6%
BHP Billiton Ltd.	310,900	$3,738,589
News Corp., Inc. — CDI (Class “B” Stock)	121,150	2,327,707
Woodside Petroleum Ltd.	7,375	116,204

		6,182,500

BELGIUM — 1.2%
Dexia	195,400	4,493,908

BRAZIL — 1.1%
Companhia Vale do Rio Doce [ADR]	147,414	4,276,480

FINLAND — 1.0%
Nokia Oyj	239,200	3,778,040

FRANCE — 10.6%
Axa SA	203,000	5,016,365
BNP Paribas SA	74,100	5,368,397
Compagnie de Saint-Gobain	95,200	5,735,033
Dassault Systemes SA	53,900	2,718,078
Imerys SA	50,000	4,196,683
Lafarge SA	32,800	3,165,421
Total SA	65,000	14,198,044

		40,398,021

GERMANY — 5.2%
BASF AG	41,700	3,004,078
Bayerische Motoren Werke AG	112,200	5,063,259
Deutsche Post AG	165,900	3,810,942
Schering AG	39,600	2,960,984
Siemens AG	58,200	4,934,778

		19,774,041

IRELAND — 0.8%
Bank of Ireland	179,200	2,983,825

ITALY — 3.2%
Eni SpA	489,100	12,245,782

JAPAN — 18.4%
Canon, Inc.	126,000	6,799,843
Chugai Pharmaceutical Co. Ltd.	134,700	2,226,816
Credit Saison Co. Ltd.	49,300	1,794,564
Daikin Industries Ltd.	77,000	2,224,261
Fanuc Ltd.	38,700	2,530,399
Honda Motor Co. Ltd.	110,700	5,736,478
Hoya Corp.	40,200	4,539,026
Kao Corp.	121,000	3,093,784
Matsushita Electric Industrial Co. Ltd.	165,000	2,618,230
Mitsubishi Corp.	209,000	2,700,459
Mitsubishi Tokyo Financial Group, Inc.	400	4,059,725
Nikko Cordial Corp.	589,000	3,121,177
Nintendo Co. Ltd.	19,200	2,411,477
Nippon Telegraph and Telephone Corp.	300	1,346,736
Nippon Paper Group, Inc.	300	1,346,736
Nitto Denko Corp.	49,100	2,692,905
Secom Co. Ltd.	68,000	2,720,796
Sharp Corp.	138,000	2,253,089
Shin-Etsu Chemical Co. Ltd.	68,600	2,811,750
SMC Corp.	20,700	2,369,581
Sumitomo Corp.	429,000	3,700,947
Takefuji Corp.	29,250	1,978,164
Yamanouchi Pharmaceutical Co. Ltd.	120,700	4,699,843

		69,776,786

KOREA — 1.6%
Posco [ADR]	35,337	1,573,557
Samsung Electronics Co. Ltd. [GDR]*	14,500	3,155,066
SK Telecom Co. Ltd. [ADR]	68,600	1,526,350

		6,254,973

MEXICO — 0.5%
Fomento Economico Mexicano SA de CV [ADR]	35,400	1,862,394

NETHERLANDS — 5.4%
ABN AMRO Holding NV	186,700	4,946,016
Fortis Bank*	120,800	3,344,700
ING Groep NV	110,800	3,352,464
Koninklijke (Royal) Philips
Electronics NV	129,600	3,436,857
Reed Elsevier NV	199,500	2,719,838
Wolters Kluwer NV	129,400	2,597,850

		20,397,725

RUSSIA
Yukos [ADR]	42,200	109,720

SPAIN — 2.6%
Altadis SA	85,800	3,930,216
Banco Popular Espanol SA	90,600	5,972,679

		9,902,895

SWEDEN — 0.5%
Ericsson, (L.M.)
Telefonaktiebolaget (Class “B” Stock)	627,000	2,000,241

SWITZERLAND — 10.1%
Adecco SA	81,100	4,083,172
Holcim Ltd.	74,128	4,465,542
Nestle SA	23,800	6,226,805
Novartis AG	131,800	6,641,579
Roche Holding AG	55,900	6,435,063
UBS AG	82,700	6,934,698
Zurich Financial Services AG	22,000	3,668,279

		38,455,138

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
UNITED KINGDOM — 26.4%
Allied Domecq PLC	257,200	$2,533,187
Aviva PLC	235,500	2,839,419
Barclays PLC	605,200	6,808,878
BG Group PLC	692,400	4,705,863
British Land Co. PLC	230,800	3,970,295
Centrica PLC	507,330	2,301,131
GlaxoSmithKline PLC	409,500	9,607,361
HSBC Holdings PLC	582,300	9,963,836
Intercontinental Hotels Group PLC	175,179	2,177,708
Kingfisher PLC	593,300	3,528,293
National Grid Transco PLC	389,000	3,704,335
Reckitt Benckiser PLC	103,700	3,133,737
Royal Bank of Scotland Group PLC	181,900	6,118,512
Schroder PLC	202,700	2,922,622
Smith & Nephew PLC	258,576	2,646,028
Standard Chartered PLC	175,900	3,270,728
Tesco PLC	1,069,100	6,604,134
Vodafone Group PLC	4,298,900	11,658,021
William Morrison Supermarkets PLC	1,381,000	5,488,365
Wolseley PLC	303,600	5,674,358

		99,656,811

TOTAL INVESTMENTS — 90.2% (Cost $288,659,155; Note 5)		342,549,280
OTHER ASSETS IN EXCESS OF LIABILITIES — 9.8%		37,011,121

NET ASSETS — 100.0%		$379,560,401

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt
GDR	Global Depository Receipt

THE FOLLOWING ANNOTATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Financial — Bank & Trust	16.9%
Oil & Gas	8.9
Pharmaceuticals	8.6
Building Materials	6.2
Telecommunications	5.4
Electronic Components & Equipment	4.4
Insurance	3.9
Food	3.4
Conglomerates	3.2
Automobile Manufacturers	2.8
Financial Services	2.6
Retail & Merchandising	2.4
Chemicals	2.2
Medical Supplies & Equipment	1.9
Office Equipment	1.8
Consumer Products & Services	1.6
Metals & Mining	1.5
Printing & Publishing	1.4
Semiconductors	1.3
Beverages	1.2
Commercial Services	1.1
Real Estate	1.1
Farming & Agriculture	1.0
Transportation	1.0
Utilities	1.0
Business Services	0.7
Broadcasting	0.6
Entertainment & Leisure	0.6
Hotels & Motels	0.6
Machinery & Equipment	0.6
Paper & Forest Products	0.3

90.2
Other assets in excess of liabilities	9.8

Total	100.0%

See Notes to Financial Statements.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.9%
COMMON STOCK — 97.6%
AUSTRALIA — 4.3%
Macquarie Bank Ltd.	704,400	$25,676,390
Toll Holdings Ltd.	1,131,600	11,345,539
Wesfarmers Ltd.	679,700	21,206,158

		58,228,087

AUSTRIA — 2.1%
Erste Bank der Oesterreichischen Sparkassen AG	534,200	28,536,170

BERMUDA — 2.0%
Accenture Ltd. (Class “A” Stock)*	983,200	26,546,400

CANADA — 6.2%
Alimentation Couche-Tard, Inc. (Class “B” Stock)*	207,700	6,153,946
Canadian National Railway Co.	219,000	13,355,865
Manulife Financial Corp.	283,200	13,094,587
Precision Drilling Corp.*	150,100	9,460,879
Research in Motion Ltd.*	191,500	15,787,981
Shoppers Drug Mart Corp.*	257,600	8,012,980
Suncor Energy, Inc.	490,600	17,361,299

		83,227,537

CHINA — 1.3%
CNOOC Ltd.	33,738,500	18,122,176

FRANCE — 7.3%
Dassault Systemes SA	264,100	13,318,078
Essilor International SA	187,400	14,684,804
Hermes International Designs	33,800	6,744,380
JC Decaux SA*	273,200	7,976,534
LVMH Moet Hennessy Louis Vuitton SA	91,998	7,046,469
Sanofi-Aventis	597,800	47,778,496

		97,548,761

GERMANY — 10.3%
Celesio AG	338,900	27,565,279
Continental AG	340,740	21,643,034
Depfa Bank PLC	110,745	1,859,047
E.ON AG	376,100	34,281,998
Puma AG Rudolf Dassler Sport	35,510	9,764,405
SAP AG	240,570	42,967,104

		138,080,867

GREECE — 2.6%
Coca-Cola Hellenic Bottling Co. SA	320,500	7,832,799
EFG Eurobank Ergasias SA	384,000	13,194,944
National Bank of Greece SA	417,660	13,783,858

		34,811,601

HONG KONG — 5.1%
Esprit Holdings Ltd.	2,379,000	14,385,349
Li & Fung Ltd.	1,040,000	1,752,801
Standard Chartered PLC	2,070,430	38,498,089
Techtronic Industries Co. Ltd.	6,234,660	13,595,982

		68,232,221

HUNGARY — 0.9%
OTP Bank Rt	375,000	11,557,638

INDIA — 1.8%
HDFC Bank Ltd.	592,400	7,070,778
Infosys Technologies Ltd.	353,136	16,970,350

		24,041,128

IRELAND — 0.9%
Anglo Irish Bank Corp. PLC	513,922	12,477,620

ISRAEL — 0.1%
Teva Pharmaceutical Industries Ltd. [ADR]	67,247	2,007,995

ITALY — 1.5%
Banco Popolare di Verona e Novara Scrl	1,021,700	20,775,631

JAPAN — 20.1%
Askul Corp.	88,700	5,453,401
Canon, Inc.	782,400	42,223,793
Denso Corp.	1,192,700	31,950,440
Fast Retailing Co. Ltd.	180,100	13,709,183
Hino Motors Ltd.	2,072,000	15,387,840
Hoya Corp.	173,200	19,556,202
Keyence Corp.	61,300	13,735,220
Nidec Corp.	110,000	13,407,827
Orix Corp.	155,100	21,069,503
Sharp Corp.	1,889,100	30,842,825
Shinsei Bank Ltd.	1,978,000	13,473,641
SMC Corp.	121,600	13,919,859
Sumitomo Trust & Banking Co. Ltd.	2,960,000	21,404,899
Toto Ltd.	594,000	5,669,289
Yamada Denki Co. Ltd.	212,000	9,082,463

		270,886,385

KOREA — 4.4%
Hyundai Motor Co. Ltd.*	472,490	25,331,525
Samsung Electronics Co. Ltd.	76,980	33,500,280

		58,831,805

MEXICO — 2.2%
America Movil (Class “L” Stock) [ADR]	89,840	4,703,124
America Movil SA de CV	4,311,600	11,329,215
Wal-Mart de Mexico SA de CV	3,922,500	13,477,326

		29,509,665

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NORWAY — 2.0%
Statoil ASA	1,719,600	$26,972,336

RUSSIA — 0.4%
Mobile Telesystems [ADR]	39,018	5,404,383

SOUTH AFRICA — 1.4%
MTN Group Ltd.	302,990	2,339,483
Standard Bank Group Ltd.	1,366,402	15,959,042

		18,298,525

SPAIN — 0.9%
Grupo Ferrovial SA	231,100	12,351,301

SWEDEN — 2.4%
Ericsson, (L.M.) Telefonaktiebolaget (Class “B” Stock)	9,933,070	31,688,248

SWITZERLAND — 3.2%
Nestle SA	16,740	4,379,694
Serono SA (Class “B” Stock)	18,600	12,251,693
Synthes, Inc.*	24,000	2,691,056
UBS AG	276,460	23,182,184

		42,504,627

UNITED KINGDOM — 14.2%
BG Group PLC	5,576,500	37,900,415
British Sky Broadcasting Group PLC	212,290	2,290,577
Capita Group PLC	2,407,700	16,906,967
Carnival PLC	573,210	34,974,108
Man Group PLC	241,545	6,826,292
Next PLC	418,590	13,260,252
Reckitt Benckiser PLC	1,102,685	33,322,317
Smith & Nephew PLC	259,000	2,650,367
Tesco PLC	6,883,790	42,523,123

		190,654,418

TOTAL COMMON STOCK (Cost $1,052,052,951)		1,311,295,525

PREFERRED STOCK — 1.3%
BRAZIL
Banco Itau Holding Financeira SA (Cost $11,349,376)	115,940	17,417,191

TOTAL LONG-TERM INVESTMENTS (Cost $1,063,402,327)		1,328,712,716

TOTAL INVESTMENTS — 98.9% (Cost $1,063,402,327; Note 5)		1,328,712,716
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		14,166,087

NET ASSETS — 100.0%		$1,342,878,803

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt

THE FOLLOWING ANNOTATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Financial — Bank & Trust	16.8%
Oil & Gas	8.2
Pharmaceuticals	7.7
Electronic Components & Equipment	5.8
Retail & Merchandising	5.2
Computer Services & Software	4.5
Telecommunications	4.1
Automotive Parts	4.0
Financial Services	4.0
Medical Supplies & Equipment	3.9
Food	3.5
Conglomerates	3.3
Office Equipment	3.1
Automobile Manufacturers	3.0
Business Services	3.0
Consumer Products & Services	2.9
Entertainment & Leisure	2.6
Utilities	2.5%
Machinery & Equipment	2.0
Transportation	1.8
Commercial Services	1.3
Clothing & Apparel	1.2
Computer Hardware	1.2
Insurance	1.0
Construction	0.9
Advertising	0.6
Beverages	0.6
Broadcasting	0.2

98.9
Other assets in excess of liabilities	1.1

Total	100.0%

See Notes to Financial Statements.

AST LSV INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 96.7%
COMMON STOCK
AUSTRALIA — 4.0%
Bluescope Steel Ltd.	209,900	$1,357,463
CSR Ltd.	539,900	1,125,788
David Jones Ltd.	598,000	1,040,677
Santos Ltd.	217,300	1,444,499
Suncorp-Metway Ltd.	97,800	1,332,448
Telstra Corp. Ltd.	368,600	1,418,726

		7,719,601

AUSTRIA — 0.4%
Boehler-Uddeholm AG	6,000	758,298

BELGIUM — 1.3%
Dexia	111,000	2,552,834

DENMARK — 1.0%
Danisco AS	12,400	756,795
Danske Bank AS	38,400	1,177,075

		1,933,870

FINLAND — 1.3%
Rautaruukki OYJ	83,600	993,155
Sampo OYJ	109,700	1,514,954

		2,508,109

FRANCE — 8.9%
BNP Paribas SA	46,200	3,347,099
Bouygues SA	42,400	1,959,494
Ciments Francais SA	8,400	785,538
CNP Assurances	25,800	1,848,117
Compagnie Generale des Establissements Michelen (Class “B” Stock)	31,200	2,001,261
Natexis Banques Populaires	5,700	780,196
PSA Peugeot Citroen SA	26,200	1,663,096
Renault SA	16,100	1,346,955
Suez SA	104,500	2,786,856
Total SA	3,400	742,667

		17,261,279

GERMANY — 6.8%
BASF AG	42,500	3,061,710
Deutsche Bank AG	35,700	3,169,667
Fresenius AG	9,800	916,860
MAN AG	34,700	1,336,683
Rheinmetall AG	15,000	782,928
Salzgitter AG	56,300	1,090,492
Schering AG	13,600	1,016,904
ThyssenKrup AG	85,700	1,887,101

		13,262,345

HONG KONG — 1.7%
Chaoda Modern Agriculture Holdings Ltd.	1,976,000	730,891
CNOOC Ltd.	1,349,000	724,597
Orient Overseas International Ltd.	277,552	1,051,618
Shanghai Industrial Holdings Ltd.	368,000	785,930

		3,293,036

IRELAND — 1.1%
Allied Irish Banks PLC	103,500	2,159,474

ITALY — 4.2%
Benetton Group SpA	61,200	809,401
Enel SpA	215,000	2,112,886
Eni SpA	133,200	3,334,978
Parmalat Finanziaria SpA* (cost $1,180,359; purchased 04/11/02-11/25/03)(g)	448,250	67,021
Riunione Adriatica di Sicurta SpA	83,400	1,886,334

		8,210,620

JAPAN — 21.0%
Alpine Electronics, Inc.	72,600	976,313
Alps Electric Co. Ltd.	61,900	922,429
Asahi Breweries Ltd.	63,800	790,106
CMK Corp.	56,000	792,974
Cosmo Oil Co. Ltd.	332,000	981,712
Denki Kagaku Kogyo Kabushiki Kaisha	328,000	1,091,519
Hitachi Koki Co. Ltd.	127,000	1,122,885
Hitachi Ltd.	393,000	2,723,041
Hokkaido Electric Power Co., Inc.	57,900	1,138,563
Hokuetsu Paper Mills Ltd.	179,000	1,009,681
Honda Motor Co. Ltd.	35,900	1,860,340
Hosiden Corp.	95,500	1,057,797
Japan Securities Finance Co. Ltd.	112,000	729,033
Kaken Pharmaceutical Co. Ltd.	136,000	895,872
Marubeni Corp.	507,000	1,405,172
Mitsubishi Chemical Corp.	463,000	1,409,739
Nippon Telegraph and Telephone Corp.	600	2,693,471
Nipro Corp.	46,800	784,187
Nissan Motor Co. Ltd.	212,000	2,304,753
NSK Ltd.	286,000	1,437,396
Okasan Holdings, Inc.	191,000	1,064,321
Osaka Gas Co. Ltd.	447,700	1,398,107
Rengo Co. Ltd.	215,000	965,161
Sumitomo Osaka Cement Co. Ltd.	411,200	1,007,233
Sumitomo Trust & Banking Co. Ltd.	109,000	788,221
Taiheiyo Cement Corp.	288,100	716,946
Takefuji Corp.	27,300	1,846,287
Tanabe Seiyaku Co. Ltd.	107,000	1,102,684
Tostem Inax Holding Corp.	41,500	753,699
Toyota Motor Corp.	103,800	4,224,123
UNY Co. Ltd.	66,000	754,231

		40,747,996

LIECHTENSTEIN — 0.6%
Verwaltungs Und Privat Bank AG	6,500	1,068,947

AST LSV INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NETHERLANDS — 5.1%
ABN AMRO Holding NV	79,900	$2,116,693
ING Groep NV	112,800	3,412,978
Koninklijke (Royal) KPN NV	130,800	1,242,751
Koninklijke Luchtvaart Maatschappij NV* (cost $512,052; purchased 03/18/04)(g)	24,790	366,273
Royal Dutch Petroleum Co.	48,900	2,814,891

		9,953,586

NORWAY — 0.7%
Norsk Hydro ASA	17,800	1,401,864

PORTUGAL — 0.6%
Energias de Portugal SA	375,900	1,139,401

SINGAPORE — 0.7%
Mobileone Ltd.	608,220	678,118
Singapore Telecommunications Ltd.	501,000	730,446

		1,408,564

SPAIN — 3.7%
Banco Santander Central Hispano SA	93,300	1,157,848
Compania Espanola de Petroleos SA	19,600	791,246
Endesa SA	115,600	2,716,765
Repsol YPF SA	43,700	1,138,089
Union Fenosa SA	50,400	1,325,595

		7,129,543

SWEDEN — 2.6%
Billerud Aktiebolag	59,700	1,064,563
Nordea Bank AB	266,700	2,688,913
Skanska AB	100,000	1,200,078

		4,953,554

SWITZERLAND — 6.0%
Ciba Specialty Chemicals AG	19,300	1,468,165
Georg Fischer AG	3,400	880,573
Rieter Holdings AG	3,700	1,073,784
Sulzer AG	2,400	954,533
Swisscom AG	1,900	748,571
UBS AG	56,000	4,695,805
Zurich Financial Services AG	10,500	1,750,770

		11,572,201

UNITED KINGDOM — 25.0%
Arriva PLC	117,900	1,222,325
Aviva PLC	232,500	2,803,248
BAE Systems PLC	185,100	819,137
Barclays PLC	328,900	3,700,330
Big Food Group PLC	421,100	759,962
Boots Group PLC	152,000	1,912,913
Bradford & Bingley PLC	239,600	1,544,478
Britannic Group PLC	134,600	1,178,390
British Vita PLC	203,600	1,055,408
BT Group PLC	725,200	2,826,395
Dixons Group PLC	456,200	1,331,306
Firstgroup PLC	170,600	1,142,279
GlaxoSmithKline PLC	48,600	1,140,214
HBOS PLC	213,700	3,479,200
Kelda Group PLC	138,900	1,686,715
Lloyds TSB Group PLC	373,600	3,392,712
Mitchells & Butlers PLC	246,500	1,609,070
Northern Foods PLC	341,400	1,122,466
Northumbrian Water Group PLC	367,500	1,245,320
Old Mutual PLC	714,900	1,818,612
Pilkington PLC	544,700	1,150,348
Scottish Power PLC	267,500	2,070,986
Severn Trent PLC	86,000	1,596,629
Shanks Group PLC	409,400	1,092,551
Shell Transport & Trading Co. PLC	457,500	3,899,897
Tate & Lyle PLC	78,100	708,862
TT Electronics PLC	267,500	991,197
Viridian Group PLC	72,300	1,013,305

		48,314,255

TOTAL LONG-TERM INVESTMENTS (Cost $176,937,129)		187,349,377

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENT — 0.3%
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills
1.87%, 01/27/05 (Cost $499,325)	$500	499,343

TOTAL INVESTMENTS — 97.0% (Cost $177,436,454; Note 5)		187,848,720
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.0%		5,818,199

NET ASSETS — 100.0%		$193,666,919

AST LSV INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $1,692,411. The aggregate value, $433,294, represents 0.22% of net assets.

The industry classification of long-term portfolio holdings, short-term investments, and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Financial — Bank & Trust	20.2%
Utilities	9.7
Oil & Gas	9.6
Insurance	7.6
Automobile Manufacturers	5.9
Telecommunications	5.9
Chemicals	4.2
Metals & Mining	3.9
Retail & Merchandising	3.8
Electronic Components & Equipment	3.3
Building Materials	2.9
Financial Services	2.7
Pharmaceuticals	2.1
Transportation	1.7
Construction	1.6
Machinery & Equipment	1.6
Automotive Parts	1.5
Food	1.4
Paper & Forest Products	1.0
Business Services	0.7
Environmental Services	0.6
Finance — Brokerage	0.6
Industrial Products	0.6
Entertainment & Leisure	0.5
Healthcare Services	0.5
Aerospace	0.4
Beverages	0.4
Clothing & Apparel	0.4
Conglomerates	0.4
Farming & Agriculture	0.4
Medical Supplies & Equipment	0.4
Short-Term Investments	0.3
Airlines	0.2

97.0
Other assets in excess of liabilities	3.0

Total	100.0%

See Notes to Financial Statements.

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 96.2%
COMMON STOCK
AUSTRALIA — 0.8%
QBE Insurance Group Ltd.	110,153	$1,325,459

AUSTRIA — 1.0%
Erste Bank der Oesterreichischen Sparkassen AG	31,740	1,695,504

BRAZIL – 0.4%
Brasil Telecom Participacoes SA [ADR]	17,130	653,510

CANADA — 2.5%
BCE, Inc.	32,789	791,435
Canadian National Railway Co.	22,831	1,398,399
EnCana Corp.	32,840	1,874,770

		4,064,604

FRANCE — 9.2%
Axa SA	90,580	2,238,337
Business Objects SA*	28,560	721,279
Groupe Danone SA	5,700	526,458
L’Air Liquide SA	21,748	4,020,290
Sanofi-Synthelabo SA	34,600	2,765,366
Schneider Electric SA	23,597	1,642,200
Total SA	10,650	2,326,295
Veolia Environnement	29,920	1,083,009

		15,323,234

GERMANY — 2.0%
Bayerische Motoren Werke AG	35,340	1,594,791
Schering AG	23,110	1,727,989

		3,322,780

HONG KONG — 1.1%
Esprit Holdings Ltd.	151,500	916,091
Hutchison Telecommunications International Ltd.*	1,041,000	937,512

		1,853,603

HUNGARY — 0.8%
OTP Bank [GDR]	19,880	1,225,417

IRELAND — 0.4%
Irish Life & Permanent PLC	36,420	683,153

ITALY — 1.0%
Riunione Adriatica di Sicurta SpA	72,180	1,632,561

JAPAN — 9.7%
Asahi Glass Co. Ltd.	29,000	319,801
Bridgestone Corp.	75,000	1,493,120
Canon, Inc.	47,000	2,536,450
Chugai Pharmaceutical Co. Ltd.	66,100	1,092,743
KDDI Corp.	157	845,750
Nintendo Co. Ltd.	13,800	1,732,161
Nitto Denko Corp.	33,600	1,842,803
NOK Corp.	26,000	814,482
Sekisui Chemical Co. Ltd.	120,000	877,135
Shinsei Bank Ltd.	123,000	837,845
Tokyo Broadcasting System, Inc.	44,700	728,932
Tokyo Gas Co. Ltd.	204,000	836,147
Toray Industries, Inc.	155,000	726,066
Toyota Motor Corp.	36,700	1,493,501

		16,176,936

KOREA — 1.3%
Samsung Electronics Co. Ltd.	5,040	2,193,315

NETHERLANDS — 0.9%
Reed Elsevier NV	107,710	1,468,440

POLAND — 0.3%
Powszechna Kasa Oszczednosci Bank Polski SA*	49,300	457,548

SINGAPORE — 2.1%
DBS Group Holdings Ltd.	146,500	1,444,897
Singapore Telecommunications Ltd.	767,357	1,118,788
United Overseas Bank Ltd.	113,000	955,281

		3,518,966

SPAIN — 3.7%
Banco Bilbao Vizcaya Argentaria SA	96,210	1,706,593
Iberdrola SA	71,870	1,826,789
Telefonica SA	142,586	2,686,207

		6,219,589

SWEDEN — 5.2%
Atlas Copco AB (Class “A” Stock)	46,300	2,090,168
Ericsson, (L.M.) Telefonaktiebolaget (Class “B” Stock)	527,290	1,682,148
Hennes & Mauritz AB (Class “B” Stock)	51,700	1,801,028
Sandvik AB	74,910	3,021,019

		8,594,363

SWITZERLAND — 6.3%
Nestle SA	6,400	1,674,435
Novartis AG	32,270	1,626,129
Roche Holding AG	28,980	3,336,101
Syngenta AG	7,806	829,272
Synthes, Inc.*	3,250	364,414
UBS AG	32,208	2,700,759

		10,531,110

UNITED KINGDOM — 15.1%
Amvescap PLC	236,980	1,459,343
AstraZeneca PLC	48,860	1,772,003
BOC Group PLC	109,770	2,093,778
BP PLC	149,790	1,460,917
British Sky Broadcasting Group PLC	58,190	627,861
Diageo PLC	202,175	2,883,999
Kingfisher PLC	439,059	2,611,038
Next PLC	44,070	1,396,066

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Reckitt Benckiser PLC	192,380	$5,813,579
Royal Bank of Scotland Group PLC	30,117	1,013,036
Vodafone Group PLC	788,104	2,137,229
William Hill PLC	168,860	1,828,458

		25,097,307

UNITED STATES — 32.4%
Accenture Ltd. (Class “A” Stock)*	108,570	2,931,390
Air Products & Chemicals, Inc.	20,880	1,210,414
American Express Co.	60,650	3,418,840
Burlington Northern Santa Fe Corp.	33,030	1,562,649
Caremark Rx, Inc.*	31,987	1,261,232
Cisco Systems, Inc.*	40,700	785,510
Citigroup, Inc.	49,660	2,392,619
Colgate-Palmolive Co.	16,200	828,792
Dell, Inc.*	64,220	2,706,231
Dentsply Corp.	22,010	1,236,962
Disney, (Walt) Co.	57,880	1,609,064
DST Systems, Inc.*	41,850	2,181,222
EOG Resources, Inc.	10,890	777,110
Fisher Scientific International, Inc.*	36,010	2,246,304
Genzyme Corp.*	35,090	2,037,676
Goldman Sachs Group, Inc.	11,800	1,227,672
Janus Capital Group, Inc.	43,680	734,261
Johnson & Johnson	44,530	2,824,092
MBNA Corp.	60,160	1,695,910
Medtronic, Inc.	30,740	1,526,856
News Corp., Inc. — CDI (Class “B” Stock)	97,713	1,877,402
Noble Corp.*	32,220	1,602,623
Oracle Corp.*	185,480	2,544,786
PepsiCo, Inc.	20,170	1,052,874
Praxair, Inc.	17,440	769,976
Symantec Corp.*	32,020	824,835
The Home Depot, Inc.	30,130	1,287,756
Thermo Electron Corp.*	39,100	1,180,429
Time Warner, Inc.*	88,490	1,720,246
TJX Cos., Inc.	105,840	2,659,759
Viacom, Inc. (Class “B” Stock)	60,720	2,209,601
Waters Corp.*	20,910	978,379

		53,903,472

TOTAL COMMON STOCK (Cost $130,134,974)		159,940,871

WARRANTS*
UNITED STATES
Lucent Technologies (Cost $285)	185	292

TOTAL LONG-TERM INVESTMENTS (Cost $130,135,259)		159,941,163

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENT — 3.8%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.
1.25%, 01/03/05 (Cost $6,338,560)	$6,339	6,338,560

TOTAL INVESTMENTS — 100.0% (Cost $136,473,819; Note 5)		166,279,723
OTHER ASSETS IN EXCESS OF LIABILITIES		38,902

NET ASSETS — 100.0%		$166,318,625

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt
EUR	Euro
GDR	Global Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

Foreign currency exchange contracts outstanding at December 31, 2004:

PURCHASE CONTRACT

SETTLEMENT MONTH	TYPE	CONTRACTS TO RECEIVE	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
Jan 05	Buy EUR	88,148	$119,611	$119,815	$204

SALE CONTRACT

SETTLEMENT MONTH	TYPE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
Jan 05	Sell EUR	23,296	$31,735	$31,666	$69

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Pharmaceuticals	8.7%
Financial Services	7.0
Telecommunications	7.0
Financial — Bank & Trust	6.7
Chemicals	6.5
Retail & Merchandising	5.9
Broadcasting	5.3
Oil & Gas	5.3
Machinery & Equipment	4.1
Consumer Products & Services	4.0
Electronic Components & Equipment	4.0
Medical Supplies & Equipment	3.5
Insurance	3.1
Computer Hardware	2.9
Beverages	2.4
Entertainment & Leisure	2.1
Computer Services & Software	2.0
Automobile Manufacturers	1.9
Business Services	1.8
Transportation	1.8
Utilities	1.7
Office Equipment	1.5
Automotive Parts	1.4
Food	1.3
Healthcare Services	1.2
Printing & Publishing	0.9
Conglomerates	0.6
Construction	0.5
Internet Services	0.5
Clothing & Apparel	0.4
Building Materials	0.2
Short-Term Investments	3.8

100.0
Other assets in excess of liabilities	0.0

Total	100.0%

See Notes to Financial Statements.

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.7%
COMMON STOCK
BROADCASTING — 1.3%
Citadel Broadcasting Co.*	131,000	$2,119,580
Entravision Communications Corp. (Class “A” Stock)*	102,200	853,370

		2,972,950

BUSINESS SERVICES — 6.3%
Advisory Board Co. (The)*	37,300	1,375,624
Corporate Executive Board Co. (The)(a)	51,900	3,474,186
LECG Corp.*	177,800	3,315,970
Resources Connection, Inc.*(a)	111,000	6,028,410

		14,194,190

COMPUTER HARDWARE — 0.7%
Mobility Electronics, Inc.*	194,400	1,667,952

COMPUTER SERVICES & SOFTWARE — 9.5%
Anteon International Corp.*	122,000	5,106,920
BEA Systems, Inc.*	324,300	2,873,298
CACI International, Inc. (Class “A” Stock)*	60,600	4,128,678
Epicor Software Corp.*	102,100	1,438,589
Hyperion Solutions Corp.*	71,200	3,319,344
Quest Software, Inc.*	83,200	1,327,040
Sybase, Inc.*	162,500	3,241,875

		21,435,744

CONSUMER PRODUCTS & SERVICES — 1.5%
Aaron Rents, Inc.(a)	136,550	3,413,750

ELECTRONIC COMPONENTS & EQUIPMENT — 4.1%
ESCO Technologies, Inc.*	14,900	1,142,085
Essex Corp.*	40,200	814,050
Harman International Industries, Inc.(a)	47,800	6,070,600
Teradyne, Inc.*(a)	77,300	1,319,511

		9,346,246

ENTERTAINMENT & LEISURE — 8.1%
Boyd Gaming Corp.	154,100	6,418,265
Pinnacle Entertainment, Inc.*	258,300	5,109,174
Shuffle Master, Inc.*(a)	54,000	2,543,400
Station Casinos, Inc.(a)	76,600	4,188,488

		18,259,327

FINANCIAL — BANK & TRUST — 4.3%
East West Bancorp, Inc.	46,900	1,967,924
Southwest Bancorporation of Texas, Inc.	156,700	3,649,543
UCBH Holdings, Inc.	91,600	4,197,112

		9,814,579

FINANCIAL SERVICES — 5.6%
Affiliated Managers Group, Inc.*	93,500	6,333,690
Capital Source, Inc.*(a)	166,600	4,276,622
Collegiate Funding Services*	137,900	1,943,011

		12,553,323

HEALTHCARE SERVICES — 6.5%
AmSurg Corp.*(a)	46,900	1,385,426
Community Health Systems, Inc.*	111,800	3,116,984
Cooper Companies, Inc. (The)(a)	32,700	2,308,293
LifePoint Hospitals, Inc.*	93,400	3,252,188
United Surgical Partners International, Inc.*	110,100	4,591,170

		14,654,061

INSURANCE — 1.2%
Bristol West Holdings, Inc.	131,700	2,634,000

INTERNET SERVICES — 2.5%
Ask Jeeves, Inc.*(a)	106,300	2,843,525
Avocent Corp.*	40,100	1,624,852
Jupitermedia Corp.*	50,900	1,210,402

		5,678,779

MEDICAL SUPPLIES & EQUIPMENT — 10.6%
Advanced Medical Optics, Inc.*(a)	99,700	4,101,658
Animas Corp.*	96,700	1,511,421
Cutera, Inc.*	137,750	1,719,120
Inamed Corp.*	68,300	4,319,975
Invitrogen Corp.*(a)	40,100	2,691,913
LCA-Vision, Inc.	83,850	1,961,252
Martek Biosciences Corp.*(a)	79,600	4,075,520
Protein Design Labs, Inc.*	112,600	2,326,316
Wright Medical Group, Inc.*	45,800	1,305,300

		24,012,475

METALS & MINING — 1.5%
AK Steel Holding Corp.*(a)	84,300	1,219,821
CONSOL Energy, Inc.	51,300	2,105,865

		3,325,686

OIL & GAS — 4.0%
Cabot Oil & Gas Corp.	25,700	1,137,225
Newpark Resources, Inc.*	371,100	1,911,165
Patterson-UTI Energy, Inc.	81,600	1,587,120
Pride International, Inc.*(a)	146,700	3,013,218
Tidewater, Inc.(a)	36,500	1,299,765

		8,948,493

PERSONAL SERVICES — 1.6%
Laureate Education, Inc.*	83,300	3,672,697

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
PHARMACEUTICALS — 4.2%
Abgenix, Inc.*	126,000	$1,302,840
Alkermes, Inc.*(a)	158,700	2,236,083
Covance, Inc.*	65,000	2,518,750
ICOS Corp.*	63,600	1,798,608
MGI Pharma, Inc.*	56,600	1,585,366

		9,441,647

RESTAURANTS — 2.3%
Applebee’s International, Inc.	56,200	1,486,490
RARE Hospitality International, Inc.*	114,100	3,635,226

		5,121,716

RETAIL & MERCHANDISING — 4.3%
Aeropostale, Inc.*	53,800	1,583,334
Cost Plus, Inc.*	30,600	983,178
Guitar Center, Inc.*	71,600	3,772,604
West Marine, Inc.*	133,600	3,306,600

		9,645,716

SEMICONDUCTORS — 8.3%
ATMI, Inc.*	64,500	1,453,185
Cree, Inc.*	34,700	1,390,776
Cymer, Inc.*	117,900	3,482,766
Genesis Microchip, Inc. (Canada)*	85,100	1,380,322
Helix Technology Corp.	101,900	1,772,041
Mattson Technology, Inc.*	120,700	1,359,082
Micrel, Inc.*	121,800	1,342,236
Microsemi Corp.*	194,000	3,367,840
NVIDIA Corp.*	80,600	1,898,936
O2Micro International Ltd.*	124,100	1,419,704

		18,866,888

TELECOMMUNICATIONS — 11.3%
Aeroflex, Inc.*	138,900	1,683,468
American Tower Corp. (Class “A” Stock)*(a)	355,500	6,541,199
Anaren, Inc.*	133,100	1,724,976
Andrew Corp.*	103,500	1,410,705
Ditech Communications Corp.*	82,700	1,236,365
Polycom, Inc.*	279,900	6,527,269
Scientific-Atlanta, Inc.	59,300	1,957,493
SpectraLink Corp.	225,200	3,193,336
SpectraSite, Inc.*	26,800	1,551,720

		25,826,531

TOTAL LONG-TERM INVESTMENTS (Cost $196,217,840)		225,486,750

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 22.8%
CERTIFICATES OF DEPOSIT
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	$8	8,486

COMMERCIAL PAPER — 3.0%
Citigroup, Inc.
2.304%, 01/10/05(b)	2,777	2,771,056
UBS Finance, Inc.
2.20%, 01/03/05	4,020	4,019,508

		6,790,564

CORPORATE OBLIGATIONS — 2.9%
Bear Stearns
2.28%, 01/03/05(b)(c)	1,000	1,000,037
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	3,119	3,119,012
Morgan Stanley
2.33%, 01/03/05(b)(c)	2,325	2,325,437
Swedbank NY
2.362%, 01/18/05(b)(c)	157	157,297

		6,601,783

TIME DEPOSIT — 1.9%
Bank of America NA
1.50%, 01/03/05(b)	4,184	4,183,730

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 15.0%
BlackRock Institutional Money Market Trust(b)(j)	33,910,655	33,910,655

TOTAL SHORT-TERM INVESTMENTS (Cost $51,495,218)		51,495,218

TOTAL INVESTMENTS — 122.5% (Cost $247,713,058; Note 5)		276,981,968
LIABILITIES IN EXCESS OF OTHER ASSETS — (22.5%)		(50,850,527)

NET ASSETS — 100.0%		$226,131,441

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ANNOTATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $45,829,298; cash collateral of $47,475,710 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Telecommunications	11.3%
Medical Supplies & Equipment	10.6
Computer Services & Software	9.5
Semiconductors	8.3
Entertainment & Leisure	8.1
Healthcare Services	6.5
Business Services	6.3
Financial Services	5.6
Financial — Bank & Trust	4.3
Retail & Merchandising	4.3
Pharmaceuticals	4.2
Electronic Components & Equipment	4.1
Oil & Gas	4.0
Internet Services	2.5
Restaurants	2.3
Personal Services	1.6
Consumer Products & Services	1.5
Metals & Mining	1.5
Broadcasting	1.3
Insurance	1.2
Computer Hardware	0.7
Short-Term Investments	22.8

122.5
Liabilities in excess of other assets	(22.5)

100.0%

See Notes to Financial Statements.

AST DEAM SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.2%
COMMON STOCK
ADVERTISING — 0.3%
ADVO, Inc.(a)	32,300	$1,151,495

AEROSPACE — 1.8%
Orbital Sciences Corp.*	174,200	2,060,786
Teledyne Technologies, Inc.*	134,700	3,964,221

		6,025,007

AIRLINES — 1.5%
ExpressJet Holdings, Inc.*	215,500	2,775,640
Pinnacle Airlines Corp.*	172,300	2,401,862

		5,177,502

AUTOMOBILE MANUFACTURERS — 1.0%
A.S.V., Inc.*	16,800	804,720
Monaco Coach Corp.	119,600	2,460,172

		3,264,892

AUTOMOTIVE PARTS – 0.8%
Wabash National Corp.*	106,200	2,859,966

BUILDING MATERIALS — 0.3%
Drew Industries, Inc.*	3,700	133,829
NCI Building Systems, Inc.*	24,100	903,750

		1,037,579

BUSINESS SERVICES — 3.6%
Catalina Marketing Corp.	13,100	388,153
CoStar Group, Inc.*	33,800	1,560,884
CSG Systems International, Inc.*	76,200	1,424,940
Dionex Corp.*	16,100	912,387
LECG Corp.*	46,000	857,900
Navigant Consulting, Inc.*	130,300	3,465,980
PDI, Inc.*	80,100	1,784,628
TeleTech Holdings, Inc.*	55,800	540,702
Ventiv Health, Inc.*	59,200	1,202,944

		12,138,518

CABLE TELEVISION — 0.4%
Insight Communications Co., Inc. (Class “A” Stock)*	75,500	699,885
Mediacom Communications Corp.*	95,600	597,500

		1,297,385

CHEMICALS — 1.5%
Georgia Gulf Corp.	74,950	3,732,510
MacDermid, Inc.	41,000	1,480,100

		5,212,610

CLOTHING & APPAREL — 1.5%
Guess, Inc.*	98,700	1,238,685
J. Jill Group, Inc.*	149,300	2,223,077
Wolverine World Wide, Inc.	55,300	1,737,526

		5,199,288

COMMERCIAL SERVICES — 0.1%
Quanta Services, Inc.*	35,300	282,400

COMPUTER HARDWARE — 0.3%
Dot Hill Systems Corp.*	95,500	748,720
Merge Technologies, Inc.*	7,900	175,775

		924,495

COMPUTER SERVICES & SOFTWARE — 8.2%
Altiris, Inc.*	16,800	595,224
ANSYS, Inc.*	37,000	1,186,220
Aspen Technology, Inc.*	260,400	1,617,084
Cerner Corp.*(a)	63,600	3,381,611
Concur Technologies, Inc.*	57,500	512,325
Epicor Software Corp.*	84,700	1,193,423
FactSet Research Systems, Inc.	8,600	502,584
Intergraph Corp.*	14,600	393,178
Kronos, Inc.*	77,250	3,949,792
Macrovision Corp.*	62,800	1,615,216
MatrixOne, Inc.*	143,100	937,305
Micros Systems, Inc.*	19,400	1,514,364
Parametric Technology Corp.*	350,900	2,066,801
Progress Software Corp.*	51,000	1,190,850
SeaChange International, Inc.*	12,600	219,744
SS&C Technologies, Inc.	110,550	2,282,858
THQ, Inc.*	71,300	1,635,622
Transaction Systems Architects, Inc. (Class “A” Stock)*	79,700	1,582,045
Tyler Technologies, Inc.*	24,900	208,164
Websense, Inc.*	27,400	1,389,728
Wind River Systems, Inc.*	19,200	260,160

		28,234,298

CONSTRUCTION — 0.5%
Cal Dive International, Inc.*	28,900	1,177,675
Dycom Industries, Inc.*(a)	15,700	479,164

		1,656,839

CONSUMER PRODUCTS & SERVICES — 2.9%
Aaron Rents, Inc.(a)	109,950	2,748,750
Coinstar, Inc.*	101,400	2,720,562
Nu Skin Enterprises, Inc. (Class “A” Stock)(a)	78,100	1,982,178
Viisage Technology, Inc.*	254,900	2,296,649

		9,748,139

CONTAINERS & PACKAGING — 1.7%
Crown Holdings, Inc.*	110,600	1,519,644
Silgan Holdings, Inc.	68,000	4,145,280

		5,664,924

ELECTRONIC COMPONENTS & EQUIPMENT — 4.5%
Advanced Energy Industries, Inc.*	90,800	829,004
BEI Technologies, Inc.	93,900	2,899,632
Belden CDT, Inc.	12,500	290,000
II-VI, Inc.	7,700	327,173

AST DEAM SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Littelfuse, Inc.*	94,600	$3,231,536
Microtune, Inc.*	43,900	268,229
Rayovac Corp.*	19,100	583,696
Sonic Solutions, Inc.*(a)	90,500	2,030,820
TTM Technologies, Inc.*	88,300	1,041,940
Varian, Inc.*	59,300	2,431,893
Vicor Corp.	28,600	374,946
WESCO International, Inc.*	30,800	912,912

		15,221,781

ENTERTAINMENT & LEISURE — 3.6%
Alliance Gaming Corp.*(a)	317,700	4,387,437
Ameristar Casinos, Inc.(a)	80,600	3,474,666
Argosy Gaming Co.*	49,900	2,330,330
RC2 Corp.*	36,400	1,186,640
Winnebago Industries, Inc.	25,600	999,936

		12,379,009

ENVIRONMENTAL SERVICES — 0.5%
Casella Waste Systems, Inc.*	39,100	572,424
Waste Connections, Inc.*	33,050	1,131,963

		1,704,387

EQUIPMENT SERVICES — 0.4%
Global Imaging Systems, Inc.*	36,300	1,433,850

FINANCIAL — BANK & TRUST — 5.8%
Accredited Home Lenders Holding Co.*	68,400	3,398,112
East West Bancorp, Inc.	107,000	4,489,720
First Bancorp	6,300	400,113
First Midwest Bancorp, Inc.	8,400	304,836
Flagstar Bancorp, Inc.(a)	41,900	946,940
Independent Bank Corp.	35,367	1,054,998
Pacific Capital Bancorp	13,933	473,583
R&G Financial Corp. (Class “B” Stock)	93,600	3,639,168
Silicon Valley Bancshares*	32,600	1,461,132
Southwest Bancorporation of Texas, Inc.	27,000	628,830
Texas Regional Bancshares, Inc. (Class “A” Stock)	59,580	1,947,074
Wintrust Financial Corp.	19,100	1,087,936

		19,832,442

FINANCIAL SERVICES — 0.2%
Euronet Worldwide, Inc.*	13,700	356,474
National Financial Partners Corp.	7,300	283,240

		639,714

FOOD — 0.2%
Wild Oats Markets, Inc.*	80,800	711,848

FURNITURE — 0.5%
Tempur-Pedic International, Inc.*	73,800	1,564,560

HEALTHCARE SERVICES — 5.0%
Allscripts Healthcare Solutions*	96,300	1,027,521
Amedisys, Inc.*	100,000	3,239,000
America Service Group, Inc.*	29,400	787,038
Apria Healthcare Group, Inc.*	68,100	2,243,895
Centene Corp.*	63,200	1,791,720
Magellan Health Services, Inc.*	21,000	717,360
NDCHealth Corp.	6,500	120,835
NeighborCare, Inc.*(a)	12,900	396,288
Pediatrix Medical Group, Inc.*	21,200	1,357,860
Psychiatric Solutions, Inc.*	25,500	932,280
Sierra Health Services, Inc.*(a)	70,500	3,885,255
United Surgical Partners International, Inc.*	12,100	504,570

		17,003,622

INSURANCE — 0.9%
Philadelphia Consolidated Holdings Corp.*	32,500	2,149,550
Zenith National Insurance Corp.	16,800	837,312

		2,986,862

INTERNET SERVICES — 5.3%
CNET Networks, Inc.*(a)	105,600	1,185,888
Cybersource Corp.*	99,200	709,280
Digi International, Inc.*	69,300	1,191,267
Digital Insight Corp.*	59,100	1,087,440
Digital River, Inc.*	40,700	1,693,527
EarthLink, Inc.*(a)	145,500	1,676,160
eResearch Technology, Inc.*	109,350	1,733,197
eSPEED, Inc. (Class “A” Stock)*	55,600	687,772
F5 Networks, Inc.*	35,300	1,719,816
InfoSpace, Inc.*(a)	28,800	1,369,440
Openwave Systems, Inc.*	99,300	1,535,178
Priceline.com, Inc.*(a)	37,683	888,942
RSA Security, Inc.*(a)	72,400	1,452,344
S1 Corp.*	29,700	269,082
WebEx Communications, Inc.*	39,100	929,798

		18,129,131

MACHINERY & EQUIPMENT — 3.3%
Cognex Corp.	57,800	1,612,620
Maverick Tube Corp.*	38,300	1,160,490
Middleby Corp.	43,900	2,226,608
Nordson Corp.	9,800	392,686
Terex Corp.*(a)	79,100	3,769,115
Toro Co. (The)	23,300	1,895,455
Wabtec Corp.	13,100	279,292

		11,336,266

MEDICAL SUPPLIES & EQUIPMENT — 7.6%
Advanced Medical Optics, Inc.*	31,700	1,304,138
Align Technology, Inc.*	204,100	2,194,075
Biosite, Inc.*(a)	53,100	3,267,774
Cypress Bioscience, Inc.*	12,200	171,532

AST DEAM SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Digene Corp.*	11,600	$303,340
Haemonetics Corp.*	40,800	1,477,368
Immucor, Inc.*	158,325	3,722,221
Integra LifeSciences Holdings Corp.*(a)	56,300	2,079,159
Kensey Nash Corp.*	6,500	224,445
Merit Medical Systems, Inc.*	71,022	1,085,216
Serologicals Corp.*	99,200	2,194,304
Sybron Dental Specialties, Inc.*	28,300	1,001,254
Third Wave Technologies, Inc.*	175,500	1,509,300
Ventana Medical Systems, Inc.*	64,700	4,140,153
VISX, Inc.*	46,400	1,200,368

		25,874,647

METALS & MINING — 2.0%
Century Aluminum Co.*	111,000	2,914,860
Hecla Mining Co.*	156,200	910,646
Steel Dynamics, Inc.	75,200	2,848,576

		6,674,082

OFFICE EQUIPMENT — 0.1%
Imagistics International, Inc.*	12,600	424,116

OIL & GAS — 5.1%
Cabot Oil & Gas Corp.	400	17,700
Comstock Resources, Inc.*	178,600	3,938,130
Denbury Resources, Inc.*	102,200	2,805,390
KCS Energy, Inc.*	229,400	3,390,532
Penn Virginia Corp.	7,400	300,218
Remington Oil & Gas Corp.*	51,900	1,414,275
Stone Energy Corp.*(a)	76,900	3,467,421
Veritas DGC, Inc.*	69,800	1,564,218
Whiting Petroleum Corp.*	12,100	366,025

		17,263,909

PERSONAL SERVICES — 0.2%
Bright Horizons Family Solutions, Inc.*	9,700	628,172

PHARMACEUTICALS — 7.3%
Connetics Corp.*(a)	73,700	1,790,173
Enzon Pharmaceuticals, Inc.*	181,300	2,487,436
First Horizon Pharmaceutical Corp.*	75,100	1,719,039
Kos Pharmaceuticals, Inc.*	56,000	2,107,840
Nabi Biopharmaceuticals*	23,100	338,415
Noven Pharmaceuticals, Inc.*	109,900	1,874,894
Perrigo Co.	157,000	2,711,390
POZEN, Inc.*	92,400	671,748
Regeneron Pharmaceuticals, Inc.*	27,100	249,591
Salix Pharmaceuticals Ltd.*	31,900	561,121
SFBC International, Inc.*	75,250	2,972,375
United Therapeutics Corp.*	88,900	4,013,835
Valeant Pharmaceuticals International(a)	132,800	3,499,280

		24,997,137

PRINTING & PUBLISHING — 0.5%
Banta Corp.	13,400	599,784
Consolidated Graphics, Inc.*	16,600	761,940
Nelson, (Thomas), Inc.	14,600	329,960
Readers Digest Association, Inc.	4,500	62,595

		1,754,279

REAL ESTATE — 1.3%
Alexandria Real Estate Equities, Inc. [REIT](a)	12,100	900,482
Essex Property Trust, Inc. [REIT]	13,400	1,122,920
New Century Financial Corp. [REIT](a)	18,100	1,156,771
Washington Real Estate Investment Trust [REIT]	34,200	1,158,354

		4,338,527

RESTAURANTS — 1.9%
CEC Entertainment, Inc.*(a)	98,500	3,937,045
CKE Restaurants, Inc.*(a)	177,000	2,568,270

		6,505,315

RETAIL & MERCHANDISING — 4.3%
Aeropostale, Inc.*	94,200	2,772,306
Cash America International, Inc.	24,600	731,358
Charlotte Russe Holding, Inc.*	57,000	575,700
Coldwater Creek, Inc.*	23,950	739,337
Dick’s Sporting Goods, Inc.*	32,800	1,152,920
Genesco, Inc.*	41,300	1,286,082
Gymboree Corp. (The)*	60,800	779,456
Pantry, Inc. (The)*	9,700	291,873
Select Comfort Corp.*	67,600	1,212,744
Stein Mart, Inc.*	135,300	2,308,218
Tractor Supply Co.*	20,400	759,084
Yankee Candle Co., Inc.*	65,400	2,169,972

		14,779,050

SEMICONDUCTORS — 6.6%
Axcelis Technologies, Inc.*	52,600	427,638
Cirrus Logic, Inc.*	339,800	1,872,298
Helix Technology Corp.	76,600	1,332,074
Integrated Device Technology, Inc.*	219,500	2,537,420
Kulicke & Soffa Industries, Inc.*	42,900	369,798
Micrel, Inc.*	200,900	2,213,918
Microsemi Corp.*	165,200	2,867,872
Omnivision Technologies, Inc.*(a)	54,900	1,007,415
Photronics, Inc.*(a)	115,900	1,912,350
Pixelworks, Inc.*	74,800	848,232
Silicon Image, Inc.*(a)	155,200	2,554,592
Skyworks Solutions, Inc.*(a)	275,200	2,595,136
Standard Microsystems Corp.*	108,600	1,936,338

		22,475,081

AST DEAM SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
TELECOMMUNICATIONS — 5.1%
Alamosa Holdings, Inc.*(a)	153,300	$1,911,651
Aspect Communications Corp.*	190,300	2,119,942
C-COR, Inc.*	235,900	2,193,870
Ditech Communications Corp.*	57,900	865,605
Golden Telecom, Inc.(a)	93,700	2,475,554
InterDigital Communications Corp.*	155,200	3,429,920
Ptek Holdings, Inc.*	246,900	2,644,299
RF Micro Devices, Inc.*	135,800	928,872
USA Mobility, Inc.*	19,135	675,657

		17,245,370

TRANSPORTATION — 0.6%
Knight Transportation, Inc.	87,600	2,172,480

TOTAL LONG-TERM INVESTMENTS (Cost $289,228,638)		337,950,974

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 15.5%
CERTIFICATES OF DEPOSIT — 1.8%
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)	$240	239,952
1.72%, 05/25/05(b)	2,869	2,868,528
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	1,200	1,200,271
UBS Bank
2.315%, 01/18/05(b)	1,664	1,663,978

		5,972,729

CORPORATE OBLIGATIONS — 2.7%
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	1,745	1,745,440
Morgan Stanley
2.33%, 01/03/05(b)(c)	1,852	1,851,992

Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	442	441,914
Swedbank NY
2.362%, 01/18/05(b)(c)	5,241	5,240,027

		9,279,373

TIME DEPOSIT — 0.7%
Bank of America NA 1.50%, 01/03/05(b)	2,479	2,479,002

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
U.S. Treasury Bills
1.87%, 01/27/05(k)	300	299,606
1.91%, 01/27/05(k)	260	259,658
1.93%, 01/27/05(k)	70	69,908

		629,172

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 10.1%
BlackRock Institutional Money Market Trust(b)(j)	34,541,076	34,541,076

TOTAL SHORT-TERM INVESTMENTS (Cost $52,901,319)		52,901,352

TOTAL INVESTMENTS — 114.7% (Cost $342,129,957; Note 5)		390,852,326
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.7%)		(50,043,689)

NET ASSETS — 100.0%		$340,808,637

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT    Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $50,307,165; cash collateral of $52,272,180 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

AST DEAM SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

(k)	Securities with an aggregate market value of $629,172 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITIONS:
15	Russell 2000	Mar 05	$4,733,065	$4,904,625	$171,560

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Computer Services & Software	8.2%
Medical Supplies & Equipment	7.6
Pharmaceuticals	7.3
Semiconductors	6.6
Financial — Bank & Trust	5.8
Internet Services	5.3
Oil & Gas	5.1
Telecommunications	5.1
Healthcare Services	5.0
Electronic Components & Equipment	4.5
Retail & Merchandising	4.3
Business Services	3.6
Entertainment & Leisure	3.6
Machinery & Equipment	3.3
Consumer Products & Services	2.9
Metals & Mining	2.0
Restaurants	1.9
Aerospace	1.8
Containers & Packaging	1.7
Airlines	1.5
Chemicals	1.5
Clothing & Apparel	1.5
Real Estate	1.3
Automobile Manufacturers	1.0
Insurance	0.9
Automotive Parts	0.8
Transportation	0.6
Construction	0.5
Environmental Services	0.5
Furniture	0.5
Printing & Publishing	0.5
Cable Television	0.4
Equipment Services	0.4
Advertising	0.3
Building Materials	0.3
Computer Hardware	0.3
Financial Services	0.2
Food	0.2
Personal Services	0.2
Commercial Services	0.1
Office Equipment	0.1
Short-Term Investments	15.5

114.7
Liabilities in excess of other assets	(14.7)

100.0%

See Notes to Financial Statements.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 103.1%
COMMON STOCK — 103.0%
ADVERTISING — 1.3%
Getty Images, Inc.*	10,400	$716,040
Lamar Advertising Co.*	27,700	1,185,006
Monster Worldwide, Inc.*	54,460	1,832,035
Valueclick, Inc.*	51,040	680,363

		4,413,444

AEROSPACE — 2.9%
DRS Technologies, Inc.*	78,411	3,348,934
Innovative Solutions and Support, Inc.*	198,600	6,625,296

		9,974,230

AUTOMOTIVE PARTS — 7.2%
Advance Auto Parts, Inc.*	449,772	19,646,041
Monro Muffler Brake, Inc.*	207,731	5,255,594

		24,901,635

BROADCASTING — 0.7%
Citadel Broadcasting Co.*	57,000	922,260
Entercom Communications Corp.*	6,080	218,211
SKY Perfect Communications, Inc. (Japan)	1,256	1,360,555

		2,501,026

BUILDING MATERIALS — 0.2%
Simpson Manufacturing Co., Inc.	20,520	716,148

BUSINESS SERVICES — 5.4%
Arbitron, Inc.*	16,400	642,552
Cogent, Inc.*	55,900	1,844,700
CoStar Group, Inc.*	42,257	1,951,428
Ctrip.com International Ltd. [ADR] (China)*	61,600	2,834,832
Discovery Partners
International*	266,500	1,265,875
Exponent, Inc.*	30,635	842,156
Indus International, Inc.*	226,400	484,270
Infocrossing, Inc.*	204,200	3,457,107
Informatica Corp.*	95,095	772,171
Iron Mountain, Inc.*	30,900	942,141
NuCo2, Inc.*	124,600	2,764,874
Onvia, Inc.*	20,500	129,560
Visual Networks, Inc.*	180,980	629,810

		18,561,476

CABLE TELEVISION — 5.4%
Central European Media Enterprises Ltd. (Class “A” Stock)*	442,888	17,264,660
Lodgenet Entertainment Corp.*	88,971	1,573,897

		18,838,557

CHEMICALS — 0.8%
Cabot Microelectronics Corp.*	65,770	2,634,089

CLOTHING & APPAREL — 1.2%
Carter’s, Inc.*	84,900	2,885,751
Celebrate Express, Inc.*	58,900	1,119,100

		4,004,851

COMMERCIAL SERVICES — 0.7%
20-20 Technologies, Inc. (Canada)* 144A	264,800	1,480,749
TNS, Inc.*	46,800	1,022,580

		2,503,329

COMPUTER HARDWARE — 2.4%
Komag, Inc.*	98,800	1,855,464
Maxtor Corp.*	743,200	3,938,960
Mobility Electronics, Inc.*	123,500	1,059,630
SanDisk Corp.*	16,380	409,009
Seagate Technology	57,600	994,752

		8,257,815

COMPUTER SERVICES & SOFTWARE — 8.1%
Altiris, Inc.*	69,168	2,450,622
Business Objects SA [ADR] (France)*	100,080	2,536,027
Cognos, Inc. (Canada)*	16,778	739,239
Epicor Software Corp.*	152,900	2,154,361
FileNET Corp.*	72,856	1,876,771
Fundtech Ltd*	67,600	572,572
Hummingbird Ltd. (Canada)*	35,300	942,863
Hyperion Solutions Corp.*	60,700	2,829,834
Magma Design Automation, Inc.*	116,040	1,457,462
MicroStrategy, Inc. (Class “A” Stock)*	26,850	1,617,713
Motive, Inc.*	122,900	1,398,602
NAVTEQ Corp.*	45,800	2,123,288
NetIQ Corp.*	34,800	424,908
Niku Corp.*	121,800	2,455,488
Pervasive Software, Inc.*	186,744	905,708
Quest Software, Inc.*	116,000	1,850,200
SS&C Technologies, Inc.	28,100	580,265
SupportSoft, Inc.*	151,500	1,008,990
Telvent GIT S.A. (Spain)*	18,500	235,875

		28,160,788

CONSUMER PRODUCTS & SERVICES — 1.4%
1-800-Flowers.com, Inc.*	224,400	1,887,204
51job, Inc. [ADR] (China)*	16,300	847,111
Concorde Career Colleges, Inc.*	45,100	915,530
Dollar Thrifty Automotive Group, Inc.*	41,410	1,250,582

		4,900,427

EDUCATION — 0.3%
Educate, Inc.*	69,600	921,504

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
ELECTRONIC COMPONENTS & EQUIPMENT — 2.7%
American Power Conversion Corp.	19,267	$412,314
CEVA, Inc.*	129,978	1,183,710
Digital Theater Systems, Inc.*	38,900	783,057
M-Systems Flash Disk Pioneers Ltd. (Israel)*	60,400	1,191,088
PowerDsine Ltd. (Israel)*	205,200	2,812,266
Sonic Solutions, Inc.*	94,800	2,127,312
Vicor Corp.	76,256	999,716

		9,509,463

ENTERTAINMENT & LEISURE — 1.3%
International Speedway Corp. (Class “A” Stock)	23,128	1,221,158
JAMDAT Mobile, Inc.*	8,500	175,525
Speedway Motorsports, Inc.	73,300	2,871,894
Winnebago Industries, Inc.	4,100	160,146

		4,428,723

FINANCIAL — CONSUMER — 0.5%
Advance America Cash Advance Centers, Inc.*	69,500	1,591,550

FINANCIAL SERVICES — 1.8%
Affiliated Managers Group, Inc.*	17,287	1,171,021
Bankrate, Inc.*	35,700	494,445
Federal Agricultural Mortgage Corp. (Class “C” Stock)	31,938	744,155
IndyMac Bancorp, Inc.	17,480	602,186
QC Holdings, Inc.*	98,300	1,883,428
SFGC Co. Ltd. (Japan)	5,000	1,263,785

		6,159,020

FOOD — 0.4%
B&G Foods Holding Corp.	37,700	564,746
Centerplate, Inc.	50,600	669,438

		1,234,184

HEALTHCARE SERVICES — 1.6%
Adeza Biomedical Corp.*	16,700	293,085
Magellan Health Services, Inc.*	45,200	1,544,032
Northfield Laboratories, Inc.*	43,600	983,180
TLC Vision Corp. (Canada)*	58,500	610,155
United Surgical Partners International, Inc.*	49,090	2,047,053
VCA Antech, Inc.*	13,100	256,760

		5,734,265

HOTELS & MOTELS — 0.3%
Orient-Express Hotels Ltd.	52,793	1,085,952

INDUSTRIAL PRODUCTS — 0.4%
Interline Brands, Inc.*	48,200	847,838
Roper Industries, Inc.	11,300	686,701

		1,534,539

INSURANCE — 0.7%
Endurance Specialty Holdings Ltd.	18,400	629,280
Mercury General Corp.	10,500	629,160
Philadelphia Consolidated Holdings Corp.*	19,224	1,271,475

		2,529,915

INTERNET SERVICES — 3.0%
Blackboard, Inc.*	143,900	2,131,159
Digital Impact, Inc.*	463,750	658,525
eCollege.com, Inc.*	82,066	932,270
Macromedia, Inc.*	21,000	653,520
Mediagrif Interactive Technologies, Inc. (Canada)*	159,800	1,433,752
NIC, Inc.*	185,792	943,823
Online Resources Corp.*	257,159	1,959,552
Online Resources Corp. (Germany)* 144A	61,000	464,820
S1 Corp.*	124,900	1,131,594
Stamps.com, Inc.	6,300	99,792

		10,408,807

MEDICAL SUPPLIES & EQUIPMENT — 7.9%
ArthroCare Corp.*	30,800	987,448
Cambridge Heart, Inc.*	431,400	250,212
Ciphergen Biosystems, Inc.*	273,300	1,175,190
Conceptus, Inc.*	800	6,492
Cytyc Corp.*	128,148	3,533,040
Digirad Corp.*	66,300	586,755
Endocardial Solutions, Inc.*	106,400	1,244,880
Endologix, Inc.*	89,300	609,919
Illumina, Inc.*	74,100	702,468
Inamed Corp.*	124,030	7,844,899
Kyphon, Inc.*	72,574	1,869,506
MannKind Corp.*	82,200	1,294,650
Orthofix International NV (Netherlands)*	175,834	6,941,750
Stratagene Corp.*	18,800	145,700
Symmetry Medical, Inc.*	3,400	71,570
Zoll Medical Corp.*	6,200	213,280

		27,477,759

PHARMACEUTICALS — 9.7%
Abgenix, Inc.*	361,200	3,734,808
Acadia Pharmaceuticals, Inc.*	14,900	100,873
Acusphere, Inc.*	176,100	1,079,493
Adaltis, Inc. (Canada)* 144A	41,000	187,865
Adaltis, Inc. (Canada)*	36,900	169,078
Alexion Pharmaceuticals, Inc.*	220,804	5,564,260
Auxilium Pharmaceuticals, Inc.*	82,400	721,000
Biovail Corp. (Canada)*	89,400	1,477,782
Cubist Pharmaceuticals, Inc.*	79,700	942,851
Dynavax Technologies Corp*	358,700	2,869,600
Genaera Corp.*	596,900	2,041,398
I-Flow Corp.*	40,500	738,315

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Neurochem, Inc. (Canada)*	221,400	$3,881,142
Penwest Pharmaceuticals Co.*	109,300	1,307,228
Point Therapeutics, Inc.*	350,000	1,876,000
PRA International*	11,600	287,448
Progenics Pharmaceuticals, Inc.*	107,400	1,842,984
Regeneron Pharmaceuticals, Inc.*	36,500	336,165
Spectrum Pharmaceuticals, Inc.*	67,700	450,205
Transkaryotic Therapies, Inc.*	25,200	639,828
Vertex Pharmaceuticals*	128,200	1,355,074
Vical, Inc.*	369,400	1,736,180
Xenova Group PLC [ADR] (United Kingdom)*	135,900	176,670
YM Biosciences, Inc. (Canada)*	121,900	362,195

		33,878,442

REAL ESTATE — 1.9%
BioMed Realty Trust, Inc. [REIT]	10,400	230,984
First Potomac Realty Trust [REIT]	75,000	1,710,000
Global Signal, Inc. [REIT]	21,100	581,094
HouseValues, Inc.*	50,800	763,016
U-Store-It Trust [REIT]	21,900	379,965
Wetherspoon, (J.D.) PLC (United Kingdom)	540,916	2,648,189
ZipRealty, Inc.*	21,800	389,566

		6,702,814

RESTAURANTS — 2.3%
Applebee’s International, Inc.	19,500	515,775
Buffalo Wild Wings, Inc.*	53,000	1,844,930
Cheesecake Factory, Inc. (The)*	139,542	4,530,929
Texas Roadhouse, Inc. (Class “A” Stock)*	42,700	1,261,785

		8,153,419

RETAIL & MERCHANDISING — 11.0%
A.C. Moore Arts & Crafts, Inc.*	149,900	4,318,619
Cabela, Inc.*	41,100	934,614
Cache, Inc.*	184,000	3,315,680
Cost Plus, Inc.*	38,500	1,237,005
Design Within Reach, Inc.*	26,600	387,030
Dick’s Sporting Goods, Inc.*	160,654	5,646,988
LKQ Corp.*	54,900	1,101,843
New York & Company, Inc.*	164,800	2,722,496
PC Mall, Inc.*	96,200	2,152,956
PETCO Animal Supplies, Inc.*	367,500	14,508,899
PETsMART, Inc.	5,950	211,404
Select Comfort Corp.*	102,900	1,846,026

		38,383,560

SEMICONDUCTORS — 5.7%
ARM Holdings PLC [ADR] (United Kingdom)	130,829	807,215
ATI Technologies, Inc. (Canada)*	86,670	1,680,531
CSR PLC (United Kingdom)*	767,700	5,748,244
Integrated Device Technology, Inc.*	54,100	625,396
MEMC Electronic Materials, Inc.*	199,000	2,636,750
Microsemi Corp.*	143,300	2,487,688
MKS Instruments, Inc.*	51,600	957,180
Sigmatel, Inc.*	83,400	2,963,202
Ultratech Stepper, Inc.*	109,700	2,067,845

		19,974,051

TELECOMMUNICATIONS — 2.7%
ADTRAN, Inc.	98,300	1,881,462
Foundry Networks, Inc.*	38,464	506,186
Intrado, Inc.*	55,537	671,998
MasTec, Inc.*	102,300	1,034,253
Orckit Communications Ltd. (Israel)*	16,200	409,374
RADVision Ltd. (Israel)*	221,010	2,983,635
TALK America Holdings, Inc.*	108,800	720,256
Western Wireless Corp. (Class “A” Stock)*	44,200	1,295,060

		9,502,224

TRANSPORTATION — 10.9%
ABX Air, Inc.*	1,691,480	15,037,257
CNF, Inc.	36,800	1,843,680
Expeditors International of Washington, Inc.	59,996	3,352,576
Forward Air Corp.*	135,500	6,056,850
Overnite Corp.	163,500	6,088,740
Quality Distribution, Inc.*	465,200	3,926,288
Ryder System, Inc.	29,900	1,428,323

		37,733,714

UTILITIES — 0.2%
Cherokee International Corp.*	37,800	363,258
Consolidated Water Co. Ltd.	13,600	421,328

		784,586

TOTAL COMMON STOCK (Cost $290,900,687)		358,096,306

WARRANTS* — 0.1%
PHARMACEUTICALS
Point Therapeutics, Inc., Expiring on 09/25/ 2008(o) (Cost $0)	175,000	472,500

TOTAL LONG-TERM INVESTMENTS (Cost $290,900,687)		358,568,806

SHORT-TERM INVESTMENTS — 7.9%
REGISTERED INVESTMENT COMPANIES — 0.2%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	386,915	386,915
BlackRock Provident Institutional Funds TempFund Portfolio(j)	386,915	386,915

		773,830

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
REPURCHASE AGREEMENTS — 7.7%
Greenwich Capital Markets, Inc. 1.25%, dated 12/31/04, maturing 01/03/05, repurchase price $26,649,776 (Collateralized by U.S. Treasury Bonds, 7.25%, par value $21,645,000, market value $26,661,552, due 05/15/16)	$26,647	$26,647,000

TOTAL SHORT-TERM INVESTMENTS (Cost $27,420,830)		27,420,830

TOTAL INVESTMENTS — 111.0% (Cost $318,321,517; Note 5)		385,989,636
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.0%)		(38,256,239)

NET ASSETS — 100.0%		$347,733,397

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(j)	Security available to institutional investors only.
(o)	Fair valued security.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Retail & Merchandising	11.0%
Transportation	10.9
Pharmaceuticals	9.8
Computer Services & Software	8.1
Medical Supplies & Equipment	7.9
Automotive Parts	7.2
Semiconductors	5.7
Cable Television	5.4
Business Services	5.4
Internet Services	3.0
Aerospace	2.9
Electronic Components & Equipment	2.7
Telecommunications	2.7
Computer Hardware	2.4
Restaurants	2.3
Real Estate	1.9
Financial Services	1.8
Healthcare Services	1.6
Consumer Products & Services	1.4
Advertising	1.3
Entertainment & Leisure	1.3%
Clothing & Apparel	1.2
Chemicals	0.8
Broadcasting	0.7
Commercial Services	0.7
Insurance	0.7
Financial — Consumer	0.5
Food	0.4
Industrial Products	0.4
Education	0.3
Hotels & Motels	0.3
Building Materials	0.2
Utilities	0.2
Short-Term Investments	7.9

111.0
Liabilities in excess of other assets	(11.0)

100.0%

See Notes to Financial Statements.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 97.4%
COMMON STOCK — 94.1%
AIRLINES
Frontier Airlines, Inc.*	11,239	$128,237

AUTOMOTIVE PARTS — 0.1%
Autoliv, Inc.	8,800	425,040

BASIC MATERIALS — CHEMICAL — 2.8%
Agrium, Inc. (Canada)	206,694	3,482,794
Albemarle Corp.	48,991	1,896,442
Minerals Technologies, Inc.	30,021	2,002,401
NuCo2, Inc.*	17,369	385,418
Penford Corp.	23,888	375,758
Rohm & Haas Co.	21,300	942,099

		9,084,912

BASIC MATERIALS — FOREST — 2.2%
Caraustar Industries, Inc.*	267,013	4,491,159
Packaging Corp. of America(a)	32,625	768,319
Universal Forest Products, Inc.	36,822	1,598,075
Wausau-Mosinee Paper Corp.	15,290	273,079

		7,130,632

BASIC MATERIALS — MINING — 2.3%
Commercial Metals Co.	74,825	3,783,152
Maverick Tube Corp.*	55,566	1,683,650
Nucor Corp.(a)	11,898	622,741
Oregon Steel Mills, Inc.*	49,988	1,014,257
Schnitzer Steel Industries, Inc. (Class “A” Stock)	10,993	372,992

		7,476,792

BUSINESS SERVICES — 0.2%
LECG Corp.*	28,426	530,145

COMPUTER SERVICES & SOFTWARE — 0.4%
MTS Systems Corp.	3,175	107,347
Tech Data Corp.*(a)	14,500	658,300
Ultimate Software Group, Inc. (The)*	39,616	502,331

		1,267,978

CONSUMER CYCLICALS — CONSTRUCTION — 2.4%
Beazer Homes USA, Inc.(a)	10,947	1,600,560
ElkCorp	28,830	986,563
Lennar Corp. (Class “A” Stock)	24,400	1,382,992
Lennox International, Inc.	44,922	914,163
Standard Pacific Corp.	21,798	1,398,124
Texas Industries, Inc.	12,712	792,975
WCI Communities, Inc.*	17,916	526,730

		7,602,107

CONSUMER CYCLICALS — CONSUMER DURABLES — 0.6%
Mohawk Industries, Inc.*(a)	5,600	511,000
Select Comfort Corp.*	48,927	877,750
Stanley Works	9,900	485,001

		1,873,751

CONSUMER CYCLICALS — HOTELS — 0.2%
Hilton Hotels Corp.	23,207	527,727

CONSUMER CYCLICALS — LEISURE & ENTERTAINMENT — 2.0%
Argosy Gaming Co.*	40,488	1,890,789
Fossil, Inc.*(a)	42,561	1,091,264
Harrah’s Entertainment, Inc.(a)	10,044	671,843
JAKKS Pacific, Inc.*(a)	55,887	1,235,662
K2, Inc.*	85,152	1,352,214
RC2 Corp.*	9,036	294,574

		6,536,346

CONSUMER CYCLICALS — MOTOR VEHICLE — 1.9%
American Axle & Manufacturing Holdings, Inc.	47,363	1,452,150
ArvinMeritor, Inc.	46,410	1,038,192
Lear Corp.	9,349	570,382
Lo-Jack Corp.*	49,610	601,769
Methode Electronics, Inc. (Class “A” Stock)	36,522	469,308
Monaco Coach Corp.	25,851	531,755
Tenneco Automotive, Inc.*	89,512	1,543,187

		6,206,743

CONSUMER CYCLICALS — RETAIL APPAREL — 4.8%
Aaron Rents, Inc.(a)	102,212	2,555,299
Abercrombie & Fitch Co.	33,900	1,591,605
Brookstone, Inc.*	80,478	1,573,345
Charlotte Russe Holding, Inc.*	45,166	456,177
Federated Department Stores, Inc.	16,820	972,028
Gymboree Corp.*	174,508	2,237,192
K-Swiss, Inc. (Class “A” Stock)	32,647	950,681
Kellwood Co.	38,046	1,312,587
OshKosh B’Gosh, Inc. (Class “A” Stock)	13,447	287,766
Penney, (J.C.) Co., Inc.	19,100	790,740
Ross Stores, Inc.	15,300	441,711
Sharper Image Corp.*	30,780	580,203
Too, Inc.*	17,977	439,717
Zale Corp.*	41,523	1,240,292

		15,429,343

CONSUMER PRODUCTS & SERVICES — 0.1%
Reynolds, (R.J.) Tobacco Holdings, Inc.(a)	6,000	471,600

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
CONSUMER STAPLES — FOOD & BEVERAGE — 1.8%
American Italian Pasta Co. (Class “A” Stock)(a)	36,029	$837,674
Archer-Daniels-Midland Co.	25,100	559,981
Hain Celestial Group, Inc.*	44,967	929,468
Pepsi Bottling Group, Inc.	9,400	254,176
Sensient Technologies Corp.(a)	130,744	3,136,549

		5,717,848

CONSUMER STAPLES — HOME PRODUCTS — 2.0%
Clorox Co.	18,000	1,060,740
Elizabeth Arden, Inc.*	101,147	2,401,230
Helen of Troy Ltd.*	49,520	1,664,367
Jarden Corp.*	13,477	585,441
Lauder, (Estee) Cos., Inc. (Class “A” Stock)	6,075	278,053
Oneida Ltd.*(a)	106,919	327,172

		6,317,003

CONSUMER STAPLES — RESTAURANTS — 1.0%
BUCA, Inc.*	128,322	893,121
California Pizza Kitchen, Inc.*	39,550	909,651
Total Entertainment Restaurant Corp.*	71,670	854,306
Yum! Brands, Inc.	13,400	632,212

		3,289,290

ENERGY — DIVERSIFIED ENERGY — 0.7%
Western Gas Resources, Inc.	24,500	716,625
Williams Cos., Inc.	89,300	1,454,697

		2,171,322

ENERGY — ENERGY RESOURCES — 3.4%
EOG Resources, Inc.(a)	17,900	1,277,344
Parallel Petroleum Corp.*	45,545	245,943
Patina Oil & Gas Corp.	56,529	2,119,838
Range Resources Corp.	247,747	5,068,903
Whiting Petroleum Corp.*	77,397	2,341,259

		11,053,287

ENERGY — OIL REFINING — 0.6%
Frontier Oil Corp.	70,718	1,885,342

ENERGY — OIL SERVICES — 0.9%
Hydril Co.*	12,791	582,118
Patterson-UTI Energy, Inc.	56,000	1,089,201
Petroleum Development Corp.*	10,562	407,376
W-H Energy Services, Inc.*	11,767	263,110
Willbros Group, Inc. (Panama)*	29,504	680,067

		3,021,872

ENTERTAINMENT & LEISURE
Atari, Inc.*	20,146	59,028

FINANCIAL — BANKS — 9.1%
Alabama National Bancorp	28,250	1,822,125
Alliance Bankshares Corp.*	20,161	313,504
Bancorp Bank (The)*	81,219	1,299,504
Berkshire Hills Bancorp, Inc.	22,946	852,444
Brookline Bancorp, Inc.(a)	82,905	1,353,010
Cardinal Financial Corp.*	51,436	573,511
Citizens Banking Corp.	81,246	2,790,799
Commerce Bancshares, Inc.	8,995	451,549
First Community Bancorp	35,347	1,509,317
First Niagara Financial Group, Inc.(a)	157,944	2,203,318
First Oak Brook Bancshares, Inc.	15,764	510,911
Firstmerit Corp.	31,300	891,737
IBERIABANK Corp.	22,700	1,506,372
Interchange Financial Services Corp.	7,456	193,260
KeyCorp	17,200	583,080
M&T Bank Corp.	10,963	1,182,250
Main Street Banks, Inc.	32,507	1,135,470
Millennium Bankshares Corp.*	56,405	507,645
Northern Trust Corp.(a)	11,300	548,954
Pacific Continental Corp.	744	11,718
PFF Bancorp, Inc.	72,806	3,373,101
Placer Sierra Bancshares	33,956	965,709
Prosperity Bancshares, Inc.	17,573	513,307
Regions Financial Corp.	38,600	1,373,774
Southcoast Financial Corp.*	21,849	566,637
Sterling Bancorp	21,146	597,375
Sun Bancorp, Inc.*	9,833	245,628
Texas United Bancshares, Inc.	22,677	447,871
United Community Banks, Inc.	35,661	960,351
West Coast Bancorp	5,122	130,150

		29,414,381

FINANCIAL — BROKERS — 0.7%
Bear Stearns Cos., Inc.(a)	6,122	626,342
Knight Trading Group, Inc.*(a)	137,401	1,504,541

		2,130,883

FINANCIAL — SECURITIES/ASSET MANAGEMENT — 0.6%
Affiliated Managers Group, Inc.*	29,088	1,970,421

FINANCIAL — THRIFTS — 2.3%
BankUnited Financial Corp.*	68,165	2,177,872
Fidelity Bankshares, Inc.	40,931	1,750,210
IndyMac Bancorp, Inc.	47,714	1,643,747
Irwin Financial Corp.	36,164	1,026,696
NetBank, Inc.	91,454	952,036

		7,550,561

FINANCIAL SERVICES — 2.9%
Accredited Home Lenders Holding Co.*	94,742	4,706,783
American Capital Strategies Ltd.	20,100	670,335
Apollo Investment Corp.	61,271	925,192
CIT Group, Inc.	24,200	1,108,844
Financial Federal Corp.	47,420	1,858,864

		9,270,018

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
HEALTH CARE — BIOTECHNOLOGY — 1.1%
Cell Therapeutics, Inc.*(a)	125,273	$1,019,722
MedImmune, Inc.*	25,300	685,883
Nabi Biopharmaceuticals*	20,130	294,905
Renovis, Inc.*	39,252	564,444
United Therapeutics Corp.*	24,030	1,084,954

		3,649,908

HEALTH CARE — DRUGS — 0.5%
Charles River Laboratories International	9,300	427,893
PAREXEL International Corp.*	28,848	585,614
Watson Pharmaceuticals, Inc.*	14,800	485,588

		1,499,095

HEALTH CARE — MEDICAL PRODUCTS — 1.7%
Abaxis, Inc.*	46,326	671,264
Conceptus, Inc.*	127,946	1,038,282
Hillenbrand Industries, Inc.	3,900	216,606
NDCHealth Corp.	73,239	1,361,513
PSS World Medical, Inc.*	87,485	1,094,875
Thermogenesis Corp.*	174,966	1,109,284

		5,491,824

HEALTH CARE — MEDICAL PROVIDERS — 0.9%
Psychiatric Solutions, Inc.*	11,867	433,858
Radiologix, Inc.*	230,088	1,012,387
Symbion, Inc.*	21,902	483,596
United Surgical Partners International, Inc.*	26,314	1,097,294

		3,027,135

INDUSTRIALS — COMPONENTS — 3.5%
Actuant Corp.*	45,465	2,371,000
American Standard Cos., Inc.*	11,386	470,470
Applied Industrial Technologies, Inc.	14,802	405,575
Eaton Corp.	13,600	984,096
Hughes Supply, Inc.	61,792	1,998,971
Lindsay Manufacturing Co.	9,011	233,205
Wabash National Corp.*	177,387	4,777,031

		11,240,348

INDUSTRIALS — DEFENSE/AEROSPACE — 0.9%
Ducommun, Inc.*	48,622	1,013,769
EDO Corp.	36,581	1,161,447
Rockwell Collins, Inc.	21,828	860,896

		3,036,112

INDUSTRIALS — DIVERSIFIED — 1.9%
GrafTech International Ltd.*	260,620	2,465,466
Lydall, Inc.*	118,384	1,404,034
Mueller Industries, Inc.	73,926	2,380,417

		6,249,917

INDUSTRIALS — ELECTRICAL EQUIPMENT — 0.9%
Amphenol Corp.*	12,700	466,598
Baldor Electric Co.	18,292	503,579
Cummins, Inc.	8,100	678,699
Franklin Electric Co., Inc.	26,430	1,116,932

		2,765,808

INDUSTRIALS — MACHINERY — 0.6%
Terex Corp.*	38,009	1,811,129

INSURANCE — 1.0%
Everest Re Group Ltd.	10,300	922,468
PartnerRe Ltd.	14,623	905,749
PMI Group, Inc. (The)	7,400	308,950
PXRE Group Ltd.	49,708	1,253,138

		3,390,305

INSURANCE — HEALTH INSURANCE — 0.4%
Health Net, Inc.*(a)	39,800	1,149,026

INSURANCE — LIFE INSURANCE — 0.7%
StanCorp Financial Group, Inc.	21,747	1,794,128
Torchmark Corp.	10,400	594,256

		2,388,384

INSURANCE — PROPERTY INSURANCE — 2.9%
Ambac Financial Group, Inc.	7,400	607,762
Donegal Group, Inc.	19,158	439,293
Hub International Ltd. (Canada)	30,806	567,138
Navigators Group, Inc.*	22,615	680,938
NYMAGIC, Inc.	19,329	489,024
ProAssurance Corp.*	39,879	1,559,668
Procentury Corp.	86,330	1,070,492
RenaissanceRe Holdings Ltd.	20,469	1,066,026
RLI Corp.	40,642	1,689,487
Willis Group Holdings Ltd. (United Kingdom)(a)	25,789	1,061,733

		9,231,561

INTERNET SERVICES — 0.1%
WebMD Corp.*(a)	48,600	396,576

METALS & MINING — 0.1%
Peabody Energy Corp.	4,100	331,731

REAL ESTATE — 0.2%
Omega Healthcare Investors, Inc. [REIT]	22,379	264,072
Spirit Finance Corp. [REIT]*(a)	26,557	335,946

		600,018

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
REAL ESTATE INVESTMENT TRUST — APARTMENT — 1.6%
Apartment Investment & Management Co. (Class “A” Stock) [REIT](a)	25,500	$982,770
Gables Residential Trust [REIT]	17,589	629,510
Post Properties, Inc. [REIT]	19,289	673,186
Summit Properties, Inc. [REIT]	87,458	2,847,633

		5,133,099

REAL ESTATE INVESTMENT TRUST — HOTELS — 0.4%
LaSalle Hotel Properties [REIT]	40,465	1,288,001

REAL ESTATE INVESTMENT TRUST — MORTGAGE — 0.4%
MFA Mortgage Investments, Inc. [REIT]	136,981	1,208,172

REAL ESTATE INVESTMENT TRUST — OFFICE INDUSTRIAL — 2.3%
AmeriVest Properties, Inc. [REIT]	38,200	244,480
Brandywine Realty Trust [REIT]	26,433	776,866
Corporate Office Properties Trust [REIT]	8,824	258,984
Lexington Corp. Properties Trust [REIT]	64,702	1,460,971
Parkway Properties, Inc. [REIT]	42,854	2,174,841
Prentiss Properties Trust [REIT]	67,680	2,585,376

		7,501,518

REAL ESTATE INVESTMENT TRUST — OTHER REIT — 4.0%
Affordable Residential Communities, Inc. [REIT]	36,965	530,448
BioMed Realty Trust, Inc. [REIT]	39,426	875,651
Capital Automotive [REIT]	55,805	1,982,472
Commercial Net Lease Realty, Inc. [REIT]	76,222	1,570,173
Correctional Properties Trust [REIT]	57,936	1,673,192
Entertainment Properties Trust [REIT]	27,423	1,221,695
iStar Financial, Inc. [REIT]	39,103	1,769,802
Plum Creek Timber Co., Inc. [REIT]	20,118	773,336
RAIT Investment Trust [REIT]	74,405	2,081,107
U-Store-It Trust [REIT]	29,023	503,549

		12,981,425

REAL ESTATE INVESTMENT TRUST — RETAIL — 0.8%
Acadia Realty Trust [REIT]	44,714	728,838
Agree Realty Corp. [REIT]	28,394	899,806
Developers Diversified Realty Corp. [REIT]	19,200	851,904

		2,480,548

SERVICES — ENVIRONMENTAL — 0.6%
Republic Services, Inc.	18,646	625,387
TRC Cos., Inc.*	21,128	359,176
Waste Connections, Inc.*	25,522	874,128

		1,858,691

SERVICES — INDUSTRIAL SERVICES — 1.7%
Harsco Corp.	12,025	670,274
Infrasource Services, Inc.*	48,566	631,358
ITT Educational Services, Inc.*	28,398	1,350,324
Medical Staffing Network Holdings, Inc.*	110,142	902,063
PRG-Schultz International, Inc.*	189,368	952,521
School Specialty, Inc.*	22,182	855,338

		5,361,878

SERVICES — MEDIA — 1.0%
ADVO, Inc.	32,614	1,162,689
Emmis Communications Corp. (Class “A” Stock)*	37,300	715,787
Lamar Advertising Co.*(a)	16,774	717,592
Regent Communications, Inc.*	148,039	784,607

		3,380,675

SERVICES — PUBLISHING — 0.4%
Belo Corp. (Class “A” Stock)	18,862	494,939
Journal Register Co.*	48,526	938,007

		1,432,946

SERVICES — TELEPHONE — 1.6%
CenturyTel, Inc.	12,100	429,187
Cincinnati Bell, Inc.*	208,513	865,329
Iowa Telecommunications Services, Inc.	28,311	610,668
West Corp.*	94,788	3,138,431

		5,043,615

TECHNOLOGY — COMPUTER HARDWARE — 2.0%
CDW Corp.	8,800	583,880
Ditech Communications Corp.*	173,576	2,594,960
Hutchinson Technology, Inc.*(a)	47,138	1,629,561
Insight Enterprises, Inc.*	74,930	1,537,564

		6,345,965

TECHNOLOGY — COMPUTER SOFTWARE — 1.9%
Activision, Inc.*	62,450	1,260,241
Citadel Security Software, Inc.*(a)	159,921	415,795
OPNET Technologies, Inc.*	120,937	1,018,290
Take-Two Interactive Software, Inc.*(a)	60,054	2,089,278
Viisage Technology, Inc.*	159,006	1,432,644

		6,216,248

TECHNOLOGY — INFORMATION SERVICES — 1.6%
BearingPoint, Inc.*	54,200	435,226
Lionbridge Technologies, Inc.*	420,187	2,823,657
MTC Technologies, Inc.*	61,474	2,063,682

		5,322,565

TECHNOLOGY — INTERNET — 0.4%
Autobytel, Inc.*	221,185	1,335,957

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
TECHNOLOGY — SEMICONDUCTORS — 0.8%
Power Integrations, Inc.*	16,955	$335,370
Tessera Technologies, Inc.*	60,440	2,248,972

		2,584,342

TECHNOLOGY — SUPPLY CHAIN — 0.1%
ScanSource, Inc.*	2,858	177,653

TECHNOLOGY — WIRELESS — 0.2%
EFJ, Inc.*	65,955	636,466

TRANSPORTATION
Forward Air Corp.*	2,805	125,384

TRANSPORTATION — AIRLINES — 0.4%
AirTran Holdings, Inc.*(a)	122,789	1,313,842

TRANSPORTATION — TRUCK FREIGHT — 1.9%
Heartland Express, Inc.	48,550	1,090,919
OMI Corp.	141,138	2,378,175
SCS Transportation, Inc.*	74,881	1,749,969
Teekay Shipping Corp.	11,300	475,843
Yellow Roadway Corp.*	10,400	579,384

		6,274,290

UTILITIES — ELECTRICAL UTILITIES — 3.8%
Avista Corp.	25,492	450,444
Central Vermont Public Service Corp.	10,519	244,672
Edison International	10,000	320,300
El Paso Electric Co.*	144,670	2,740,049
Entergy Corp.	10,489	708,952
FirstEnergy Corp.	21,187	837,098
MGE Energy, Inc.	4,198	151,254
PG&E Corp.*	26,100	868,608
Pinnacle West Capital Corp.	5,900	262,019
PNM Resources, Inc.	63,873	1,615,348
PPL Corp.	33,044	1,760,584
Southern Union Co.*	36,514	875,595
Westar Energy, Inc.	41,969	959,831
Wisconsin Energy Corp.	11,700	394,407

		12,189,161

UTILITIES — GAS UTILITIES — 2.8%
AGL Resources, Inc.	93,251	3,099,663
Atmos Energy Corp.	35,333	966,358
Energen Corp.	15,765	929,347
Northwest Natural Gas Co.	57,592	1,943,154
Piedmont Natural Gas Co., Inc.	19,653	456,736
South Jersey Industries, Inc.	13,063	686,591
WGL Holdings, Inc.	28,293	872,556

		8,954,405

TOTAL COMMON STOCK (Cost $232,096,192)		303,948,332

EXCHANGE TRADED FUND — 3.2% Ishares Russell 2000 Value Index Fund(a) (Cost $9,093,093)	53,837	10,374,390

	PRINCIPAL AMOUNT (000)
CORPORATE OBLIGATIONS — 0.1%
METALS & MINING
Mueller Industries, Inc., Sub. Notes 6.00%, 11/01/14 (Cost $383,000)	$383	377,255

TOTAL LONG-TERM INVESTMENTS (Cost $241,572,285)		314,699,977

SHORT-TERM INVESTMENTS — 10.9%
CERTIFICATES OF DEPOSIT — 0.7%
Banco Santander PR
2.315%, 01/07/05(b)(c)	2,185	2,185,094

COMMERCIAL PAPER — 0.1%
Citigroup Inc.
2.304%, 01/10/05(b)	342	341,161

CORPORATE OBLIGATIONS — 1.6%
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	2,538	2,538,256
Natexis Banque NY
2.297%, 01/03/05(b)(c)	1,239	1,239,335
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	252	251,796
Swedbank NY
2.362%, 01/18/05(b)(c)	1,210	1,210,208

		5,239,595

TIME DEPOSIT — 0.5%
Bank of America NA
1.50%, 01/03/05(b)	1,485	1,484,598

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 8.0%
BlackRock Institutional Money Market Trust(b)(j)	25,892,178	25,892,178

TOTAL SHORT-TERM INVESTMENTS (Cost $35,142,626)		35,142,626

TOTAL INVESTMENTS — 108.3% (Cost $276,714,911; Note 5)		349,842,603
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.3%)		(26,737,674)

NET ASSETS — 100.0%		$323,104,929

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT Real	Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $33,533,789; cash collateral of $35,142,626 (included with liabilities) received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial — Banks	9.1%
Consumer Cyclicals — Retail Apparel	4.8
Real Estate Investment Trust — Other REIT	4.0
Utilities — Electrical Utilities	3.8
Industrials — Components	3.5
Energy — Energy Resources	3.4
Exchange Traded Fund	3.2
Financial Services	2.9
Insurance — Property Insurance	2.9
Basic Materials — Chemical	2.8
Utilities — Gas Utilities	2.8
Consumer Cyclicals — Construction	2.4
Basic Materials — Mining	2.3
Financial — Thrifts	2.3
Real Estate Investment Trust — Office Industrial	2.3
Basic Materials — Forest	2.2
Consumer Cyclicals — Leisure & Entertainment	2.0
Consumer Staples — Home Products	2.0
Technology — Computer Hardware	2.0
Consumer Cyclicals — Motor Vehicle	1.9
Industrials — Diversified	1.9
Technology — Computer Software	1.9
Transportation — Truck Freight	1.9
Consumer Staples — Food & Beverage	1.8
Health Care — Medical Products	1.7
Services — Industrial Services	1.7
Real Estate Investment Trust — Apartment	1.6
Services — Telephone	1.6
Technology — Information Services	1.6
Health Care — Biotechnology	1.1
Consumer Staples — Restaurants	1.0
Insurance	1.0
Services — Media	1.0
Energy — Oil Services	0.9
Health Care — Medical Providers	0.9
Industrials — Defense/Aerospace	0.9%
Industrials — Electrical Equipment	0.9
Real Estate Investment Trust — Retail	0.8
Technology — Semiconductor	0.8
Energy — Diversified Energy	0.7
Financial — Brokers	0.7
Insurance — Life Insurance	0.7
Consumer Cyclicals — Consumer Durables	0.6
Energy — Oil Refining	0.6
Financial — Securities/Asset Management	0.6
Industrials — Machinery	0.6
Services — Environmental	0.6
Health Care — Drugs	0.5
Computer Services & Software	0.4
Insurance — Health Insurance	0.4
Real Estate Investment Trust — Hotels	0.4
Real Estate Investment Trust — Mortgage	0.4
Services — Publishing	0.4
Technology — Internet	0.4
Transportation — Airlines	0.4
Business Services	0.2
Consumer Cyclicals — Hotels	0.2
Real Estate	0.2
Technology — Wireless	0.2
Automotive Parts	0.1
Consumer Products & Services	0.1
Internet Services	0.1
Metals & Mining	0.2
Technology — Supply Chain	0.1
Short-Term Investments	10.9

108.3
Liabilities in excess of other assets	(8.3)

100.0%

See Notes to Financial Statements.

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 101.3%
COMMON STOCK — 101.1%
ADVERTISING — 0.5%
Advo, Inc.	72,440	$2,582,487
R.H. Donnelley Corp.*	37,790	2,231,500

		4,813,987

AEROSPACE — 1.3%
AAR Corp.*	37,400	509,388
BE Aerospace, Inc.*	85,000	989,400
CPI Aerostructures, Inc.* (cost $734,050; purchased 12/08/04-12/29/04)(g)	68,400	783,180
Curtiss-Wright Corp.	48,080	2,760,273
Ducommun, Inc.*	11,200	233,520
Esterline Technologies Corp.*	41,200	1,345,180
Heico Corp.	18,700	422,433
Kaman Corp. (Class “A” Stock)	69,400	877,910
Moog, Inc. (Class “A” Stock)*	65,700	2,979,495
Orbital Sciences Corp.*	44,800	529,984
Triumph Group, Inc.*	21,300	841,350

		12,272,113

AIRLINES — 0.8%
Alaska Air Group, Inc.*	43,800	1,466,862
Continental Airlines, Inc. (Class “B” Stock)*(a)	50,200	679,708
ExpressJet Holdings, Inc.*	147,500	1,899,800
Northwest Airlines Corp.*(a)	113,150	1,236,730
SkyWest, Inc.	118,600	2,379,116

		7,662,216

AUTOMOBILE MANUFACTURERS — 0.5%
Oshkosh Truck Corp.	64,100	4,383,158

AUTOMOTIVE PARTS — 2.1%
Aftermarket Technology Corp.*	53,900	867,790
American Axle & Manufacturing Holdings, Inc.	51,020	1,564,273
Asbury Automative Group, Inc.*	99,400	1,369,732
Cooper Tire & Rubber Co.(a)	19,200	413,760
CSK Auto Corp.*	123,520	2,067,725
Goodyear Tire & Rubber Co. (The)*(a)	216,900	3,179,754
Hayes Lemmerz International, Inc.*	77,900	687,857
Keystone Automotive Industries, Inc.*	17,100	397,575
Pep Boys — Manny, Moe & Jack, Inc.	63,600	1,085,652
Sonic Automotive, Inc.	13,400	332,320
Superior Industries International, Inc.(a)	22,400	650,720
Tenneco Automotive, Inc.*	151,700	2,615,308
Tower Automotive, Inc.*(a)	64,100	153,199
TRW Automotive Holdings Corp.*	30,530	631,971
Visteon Corp.(a)	242,600	2,370,202
Wabash National Corp.*	37,900	1,020,647

		19,408,485

BIOTECHNOLOGY — 0.4%
Applera Corp.-Celera Genomics Group*	24,600	338,250
Bio-Rad Laboratories, Inc. (Class “A” Stock)*	18,700	1,072,819
Cell Genesys, Inc.*	16,100	130,410
Cytokinetics, Inc.*	51,900	531,975
Genelabs Technologies, Inc.*	262,200	314,640
Human Genome Sciences, Inc.*	64,100	770,482
Telik, Inc.*	44,000	842,160

		4,000,736

BROADCASTING — 0.5%
4Kids Entertainment, Inc.*	5,400	113,508
Belo Corp. (Class “A” Stock)	47,540	1,247,450
Gray Television, Inc.	47,780	740,590
Liberty Corp. (The)	34,600	1,521,016
Media General, Inc. (Class “A” Stock)	8,300	537,923
Sinclair Broadcast Group, Inc. (Class “A” Stock)	13,400	123,414

		4,283,901

BUILDING MATERIALS — 1.4%
Apogee Enterprises, Inc.	57,100	765,711
Eagle Materials, Inc.	9,650	813,495
Florida Rock Industries, Inc.(a)	10,800	642,924
Genlyte Group, Inc.*	7,400	634,032
Modine Manufacturing Co.	18,000	607,860
NCI Building Systems, Inc.*	23,000	862,500
Texas Industries, Inc.	47,690	2,974,902
USG Corp.*(a)	69,400	2,794,738
York International Corp.(a)	50,470	1,743,234

		12,944,676

BUSINESS SERVICES — 1.1%
Century Business Services, Inc.*	68,400	298,224
Charles River Associates, Inc.*	10,100	472,377
Clark, Inc.*	18,100	280,912
Harland, (John H.) Co.	48,100	1,736,410
Informatica Corp.*	61,048	495,710
InfoUSA, Inc.*	11,800	132,042
Labor Ready, Inc.*	56,220	951,242
MAXIMUS, Inc.*	8,500	264,520
MPS Group, Inc.*	86,660	1,062,452
Navigant International, Inc.*	49,200	598,764
PAREXEL International Corp.*	19,700	399,910
PDI, Inc.*	23,000	512,440
Safeguard Scientifics, Inc.*	62,500	132,500
Spherion Corp.*	117,500	987,000

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
TeleTech Holdings, Inc.*	91,300	$884,697
UniFirst Corp.	28,400	803,152

		10,012,352

CABLE TELEVISION — 0.4%
Charter Communications, Inc. Class “A” Stock)*(a)	257,500	576,800
Insight Communications Co., Inc. (Class “A” Stock)*	59,300	549,711
Lodgenet Entertainment Corp.*	91,900	1,625,711
Mediacom Communications Corp. (Class “A” Stock)*	215,300	1,345,625

		4,097,847

CHEMICALS — 3.6%
Airgas, Inc.	33,880	898,159
Arch Chemicals, Inc.	37,780	1,087,308
Crompton Corp.	67,300	794,140
Cytec Industries, Inc.	86,870	4,466,855
FMC Corp.*	55,000	2,656,500
Fuller, (H.B.) Co.	66,200	1,887,362
Georgia Gulf Corp.	91,250	4,544,251
Grace, (W.R.) & Co.*	165,100	2,247,011
Hercules, Inc.*	242,280	3,597,858
Lyondell Chemical Co.(a)	18,785	543,262
Minerals Technologies, Inc.	25,700	1,714,190
NewMarket Corp.*	47,000	935,300
Octel Corp.	41,600	865,696
Olin Corp.	76,260	1,679,245
OM Group, Inc.*	13,400	434,428
PolyOne Corp.*	364,300	3,300,558
Schulman, (A.), Inc.	500	10,705
Sensient Technologies Corp.(a)	13,400	321,466
Valhi, Inc.	36,900	593,721
Wellman, Inc.	84,400	902,236

		33,480,251

CLOTHING & APPAREL — 1.2%
Brown Shoe Company, Inc.	32,000	954,560
Hilfiger, (Tommy) Corp.*	48,100	542,568
J. Jill Group, Inc.*	24,000	357,360
Kellwood Co.	94,530	3,261,285
Kenneth Cole Productions, Inc. (Class “A” Stock)	27,300	842,478
Phillips-Van Heusen	15,900	429,300
Quiksilver, Inc.*	38,500	1,146,915
Reebok International Ltd.	52,970	2,330,680
Warnaco Group, Inc. (The)*(a)	44,190	954,504

		10,819,650

COMMERCIAL SERVICES — 0.3%
Arbitron, Inc.*	20,300	795,354
NCO Group, Inc.*	16,600	429,110
Source Interlink Cos., Inc.*	94,000	1,248,320
Vertrue, Inc.*	6,500	245,505

		2,718,289

COMPUTER HARDWARE — 0.8%
Gateway, Inc.*	155,500	934,555
Hutchinson Technology, Inc.*	46,500	1,607,505
Insight Enterprises, Inc.*	53,280	1,093,306
Komag, Inc.*	16,100	302,358
Maxtor Corp.*	117,500	622,750
MTS Systems Corp.	21,900	740,439
PalmOne, Inc.*(a)	50,000	1,577,500
Quantum Corp.*	130,900	342,958
StorageNetworks, Inc.* (cost $0; purchased 11/04/03)(g)	300,000	0

		7,221,371

COMPUTER SERVICES & SOFTWARE — 3.1%
Agilysys, Inc.	81,700	1,400,338
BISYS Group, Inc. (The)*	149,360	2,456,972
Black Box Corp.	25,700	1,234,114
CACI International, Inc. (Class “A” Stock)*	15,500	1,056,015
Ciber, Inc.*	70,500	679,620
E.piphany, Inc.*	27,300	131,859
FileNET Corp.*	21,330	549,461
Gartner, Inc. (Class “A” Stock)*(a)	75,400	939,484
Hyperion Solutions Corp.*	3,200	149,184
Inter-Tel, Inc.	86,420	2,366,180
Intergraph Corp.*	12,300	331,239
Magma Design Automation, Inc.*	9,600	120,576
Mantech International Corp. (Class “A” Stock)*	23,500	557,890
Manugistics Group, Inc.*	32,500	93,275
McDATA Corp. (Class “A” Stock)*	134,700	802,812
NetIQ Corp.*	86,390	1,054,822
Parametric Technology Corp.*	530,640	3,125,469
Performance Technologies, Inc.*	93,780	872,154
Perot Systems Corp. (Class “A” Stock)*	103,100	1,652,693
Pomeroy IT Solutions, Inc.*	82,500	1,254,825
Progress Software Corp.*	34,700	810,245
Radisys Corp.*	24,600	480,930
Redback Networks, Inc.*	36,400	195,104
SafeNet, Inc.*	28,900	1,061,786
Silicon Graphics, Inc.*(a)	278,800	482,324
Sybase, Inc.*	114,610	2,286,470
Sykes Enterprises, Inc.*	43,200	300,240
Synnex Corp.*	6,900	166,014
Systemax, Inc.*	55,500	407,370

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
THQ, Inc.*	39,560	$907,506
Tyler Technologies, Inc.*	48,600	406,296

		28,333,267

CONGLOMERATES — 0.4%
Griffon Corp.*	122,650	3,311,550

CONSTRUCTION — 1.5%
Astec Industries, Inc.*	13,400	230,614
Beazer Homes USA, Inc.(a)	13,400	1,959,214
Building Materials Holdings Corp.	18,700	716,023
Dycom Industries, Inc.*(a)	26,520	809,390
Insituform Technologies, Inc. (Class “A” Stock)*	60,320	1,367,454
Levitt Corp. (Class “A” Stock)	34,800	1,063,836
Meritage Homes Corp.*	19,700	2,220,190
URS Corp.*	29,400	943,740
Washington Group International, Inc.*	38,500	1,588,125
WCI Communities, Inc.*	86,600	2,546,041

		13,444,627

CONSUMER PRODUCTS & SERVICES — 3.0%
Aaron Rents, Inc.(a)	79,500	1,987,500
American Greetings (Class “A” Stock)(a)	138,870	3,520,355
Applica, Inc.*	34,200	206,910
Aviall, Inc.*	89,700	2,060,409
Callaway Golf Co.	126,600	1,709,100
Department 56, Inc.*	19,700	328,005
Dimon, Inc.	50,200	337,344
Dollar Thrifty Automotive Group, Inc.*	56,600	1,709,320
Integrated Electrical Services, Inc.*	146,205	707,632
Interpool, Inc.	28,900	686,375
Jacuzzi Brands, Inc.*	123,400	1,073,580
Jakks Pacific, Inc.*	55,760	1,232,854
K2, Inc.*	46,500	738,420
National Presto Industries, Inc.	16,450	748,475
Nautilus Group, Inc.	20,840	503,703
Playtex Products, Inc.*	60,400	482,596
Regis Corp.	41,020	1,893,073
Rent-Way, Inc.*	82,800	663,228
Revlon, Inc. (Class “A” Stock)*	93,500	215,050
Steinway Musical Instruments, Inc.*	28,400	821,896
Tupperware Corp.	68,900	1,427,608
Universal Corp.	97,800	4,678,751
Water Pik Technologies, Inc.*	16,100	285,453

		28,017,637

CONTAINERS & PACKAGING — 1.1%
Chesapeake Corp.	30,400	825,664
Crown Holdings, Inc.*	198,200	2,723,268
Greif, Inc. (Class “A” Stock)	42,200	2,363,200
Packaging Corp. of America(a)	24,950	587,573
Silgan Holdings, Inc.	64,100	3,907,536

		10,407,241

DIVERSIFIED OPERATIONS — 0.4%
Ameron International Corp.	17,100	648,090
Blount International, Inc.*	59,930	1,043,981
Walter Industries, Inc.(a)	64,100	2,162,093

		3,854,164

ELECTRONIC COMPONENTS & EQUIPMENT — 2.5%
Ametek, Inc.	28,470	1,015,525
Analogic Corp.	29,500	1,321,305
Anixter International, Inc.	37,400	1,346,026
Arris Group, Inc.*	148,340	1,044,314
Artesyn Technologies, Inc.*	44,850	506,805
Avnet, Inc.*(a)	54,150	987,696
Bel Fuse, Inc. (Class “B” Stock)	24,600	831,234
Belden CDT, Inc.	54,310	1,259,992
Benchmark Electronics, Inc.*	52,900	1,803,890
C-COR, Inc.*	16,100	149,730
Checkpoint Systems, Inc.*	35,300	637,165
Coherent, Inc.*	69,370	2,111,622
CTS Corp.	80,100	1,064,529
Electro Scientific Industries, Inc.*	23,000	454,480
Electronics for Imaging, Inc.*	33,100	576,271
ESCO Technologies, Inc.*	16,100	1,234,065
Hypercom Corp.*	20,300	120,176
Littelfuse, Inc.*	21,700	741,272
Methode Electronics, Inc. (Class “A” Stock)	59,360	762,776
Rayovac Corp.*	58,800	1,796,928
REMEC, Inc.*	25,100	180,971
Stoneridge, Inc.*	56,100	848,793
Synopsys, Inc.*	60,430	1,185,637
Sypris Solutions, Inc.	30,200	462,362
Trimble Navigation Ltd.*	11,000	363,440
TTM Technologies, Inc.*	20,800	245,440

		23,052,444

ENTERTAINMENT & LEISURE — 1.1%
Argosy Gaming Co.*	23,000	1,074,100
Boyd Gaming Corp.(a)	25,100	1,045,415
Carmike Cinemas, Inc.	40,420	1,475,330
GameStop Corp. (Class “A” Stock)*	19,700	440,492
Hollywood Entertainment Corp.*	76,400	1,000,076
Isle of Capri Casinos, Inc.*	19,700	505,305
Marinemax, Inc.*	16,910	503,242
Movie Gallery, Inc.	83,470	1,591,772
Penn National Gaming, Inc.*	20,190	1,222,505

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Six Flags, Inc.*	62,500	$335,625
World Wrestling Entertainment, Inc.	62,000	752,060

		9,945,922

ENVIRONMENTAL SERVICES — 0.4%
Mine Safety Appliances Co.	29,900	1,515,930
Tetra Tech, Inc.*	62,050	1,038,717
WCA Waste Corp.*	100,840	1,053,778

		3,608,425

EQUIPMENT SERVICES — 0.4%
General Cable Corp.*	40,600	562,310
Global Imaging Systems, Inc.*	5,900	233,050
RPC, Inc.	50,800	1,276,096
United Rentals, Inc.*	31,700	599,130
Universal Compression Holdings, Inc.*	23,000	802,930
Watsco, Inc.	17,100	602,262

		4,075,778

FINANCIAL — BANK & TRUST — 11.3%
ABC Bancorp	17,100	359,100
Accredited Home Lenders Holding Co.*	32,600	1,619,568
Amcore Financial, Inc.	61,010	1,963,302
AmericanWest Bancorp*	13,400	271,350
Bancfirst Corp.	9,600	758,208
Bank Mutual Corp.	120,870	1,470,988
Bank Of The Ozarks, Inc.	22,400	762,272
BankAtlantic Bancorp, Inc. (Class “A” Stock)	105,200	2,093,480
Banner Corp.	11,200	349,328
Capital Bancorp Ltd.	22,400	788,928
Capital Corp of The West	7,400	347,807
Cardinal Financial Corp.*	123,230	1,374,015
Cathay Bancorp, Inc.	24,000	900,000
Chemical Financial Corp.	73,820	3,168,354
City Holding Co.	43,030	1,559,407
Colonial Bancgroup, Inc.	77,900	1,653,817
Columbia Banking Systems, Inc.	21,700	542,283
Commercial Capital Bancorp, Inc.	30,500	706,990
Commercial Federal Corp.	54,260	1,612,065
Community Bank Systems, Inc.	76,400	2,158,300
Community Trust Bancorp, Inc.	18,742	606,491
Corus Bankshares, Inc.	85,500	4,104,855
CPB Financial Corp.	33,600	1,215,312
Cullen/Frost Bankers, Inc.(a)	49,200	2,391,120
EuroBancshares, Inc.*	44,200	928,200
Financial Institutions, Inc.	5,400	125,550
First Citizens Bancshares, Inc. (Class “A” Stock)	9,180	1,360,935
First Financial Holdings, Inc.	12,800	419,072
First Indiana Corp.	60,787	1,368,315
First Niagara Financial Group, Inc.(a)	35,700	498,015
First Oak Brook Bancshares, Inc.	9,900	320,859
First Republic Bank	36,900	1,955,700
FirstFed Financial Corp.*	38,210	1,981,953
FirstMerit Corp.	91,560	2,608,544
Flagstar Bancorp, Inc.(a)	52,900	1,195,540
Gold Banc Corp, Inc.	141,600	2,070,192
Great Southern Bancorp, Inc.	17,700	619,500
Greater Bay Bancorp	97,360	2,714,397
Hancock Holding Co.	41,850	1,400,301
Hudson River Bancorp, Inc.	101,400	2,006,706
IBERIABANK Corp.	57,800	3,835,608
Independent Bank Corp. (MA)	64,800	2,187,000
Independent Bank Corp. (MI)	66,400	1,980,712
Irwin Financial Corp.	77,900	2,211,581
MAF Bancorp, Inc.	68,640	3,076,445
Mainsource Financial Group, Inc.	12,915	308,410
MB Financial, Inc.	13,000	547,950
Mercantile Bank Corp.	22,900	904,550
Mid-State Bancshares	44,300	1,269,195
Nara Bancorp, Inc.	5,400	114,858
Newalliance Bancshares, Inc.	71,360	1,091,808
Ocwen Financial Corp.*	51,300	490,428
Old Second Bancorp, Inc.	9,900	315,612
Oriental Financial Group, Inc.	47,520	1,345,291
Peoples Bancorp, Inc.	12,900	353,847
Prosperity Bancshares, Inc.	29,900	873,379
Provident Bancshares Corp.	43,800	1,593,006
R&G Financial Corp. (Class “B” Stock)	74,300	2,888,784
Rainier Pacific Financial Group, Inc.	68,790	1,231,341
Republic Bancorp, Inc (MI)	182,000	2,780,960
Republic Bancorp, Inc. (KY) (Class “A” Stock)	9,500	244,150
Royal Bancshares Of Pennsylvania, Inc. (Class “A” Stock)	13,158	355,529
SCBT Financial Corp.	9,555	320,761
Silicon Valley Bancshares*	21,300	954,666
Simmons First National Corp. (Class “A” Stock)	18,800	544,260
Southside Bancshares, Inc.	18,400	420,440
Southwest Bancorp, Inc.	14,900	364,752
State Financial Services Corp (Class “A” Stock)	25,800	776,580
Sterling Financial Corp. (PA)	38,700	1,109,529
Sterling Financial Corp./Spokane*	99,700	3,914,222
Summit Bancshares, Inc.	20,800	780,000
Sun Bancorp, Inc.*	11,800	294,764
Susquehanna Bancshares, Inc.	9,630	240,269
Taylor Capital Group, Inc.	24,600	824,100
TierOne Corp.	39,700	986,545
Trico Bancshares	16,700	390,780

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
UMB Financial Corp.	42,940	$2,432,980
Umpqua Holdings Corp.	27,300	688,233
United Bancshares, Inc.	55,000	2,098,250
West Coast Bancorp	106,800	2,713,788
Western Sierra Bancorp*	8,000	306,840

		104,513,322

FINANCIAL SERVICES — 3.0%
Advanta Corp. (Class “B” Stock)	88,610	2,150,565
Affiliated Managers Group*	25,780	1,746,337
Dime Community Bancshares	103,690	1,857,088
Hanmi Financial Corp.	116,400	4,183,415
Investment Technology Group, Inc.*	97,130	1,942,600
ITLA Capital Corp.*	12,300	723,117
Jones Lang Lasalle, Inc.*	32,600	1,219,566
Lakeland Financial Corp.	2,700	107,190
MBT Financial Corp.	16,100	374,647
Metris Companies, Inc.*	36,300	462,825
National Financial Partners Corp.	15,810	613,428
Partners Trust Financial Group, Inc.	35,300	411,245
Raymond James Financial, Inc.	43,800	1,356,924
Sky Financial Group, Inc.	39,160	1,122,717
Technology Investment Capital Corp.	105,100	1,577,551
Trustmark Corp.	33,750	1,048,613
W Holding Co., Inc.	82,008	1,881,264
Whitney Holdings Corp.	29,530	1,328,555
World Acceptance Corp.*	91,900	2,528,169
WSFS Financial Corp.	20,900	1,260,688

		27,896,504

FINANCIAL — BROKERAGE — 0.7%
Greenhill & Co., Inc.	2,700	77,490
LaBranche & Co., Inc.*	36,300	325,248
Instinet Group, Inc.*	263,620	1,589,629
Knight Trading Group, Inc. (Class “A” Stock)*(a)	281,350	3,080,782
Piper Jaffray Cos., Inc.*	34,130	1,636,534

		6,709,683

FOOD — 0.8%
Chiquita Brands International, Inc.	82,800	1,826,568
Corn Products International, Inc.	24,600	1,317,576
Flowers Foods, Inc.	23,000	726,340
Great Atlantic & Pacific Tea Co., Inc.*	35,300	361,825
J&J Snack Foods Corp.	11,200	549,136
Nash Finch Co.	15,500	585,280
Ralcorp Holdings, Inc.	21,300	893,109
Sanderson Farms, Inc.	19,200	830,976
Smart & Final, Inc.*	33,100	476,309

		7,567,119

FURNITURE — 0.1%
Furniture Brands International, Inc.	15,000	375,750
Kimball International, Inc. (Class “B” Stock)	44,800	663,488

		1,039,238

HEALTHCARE SERVICES — 1.8%
AMERIGROUP Corp.*	16,600	1,255,956
Angelica Corp.	86,600	2,342,530
First Health Group Corp.*	59,800	1,118,858
Gentiva Health Services, Inc.*	56,600	946,352
Kindred Healthcare, Inc.*	93,800	2,809,310
Magellan Health Services, Inc.*	16,600	567,056
National Dentex Corp.*	30,570	930,887
Pediatrix Medical Group, Inc.*	42,200	2,702,910
Province Healthcare Co.*	23,000	514,050
Res-Care, Inc.*	87,800	1,336,316
Sierra Health Services, Inc.*	8,000	440,880
Triad Hospitals, Inc.*	30,680	1,141,603
Universal Health Services, Inc. (Class “B” Stock)	18,050	803,225

		16,909,933

HOTELS & MOTELS — 0.5%
Ameristar Casinos, Inc.	17,100	737,181
Ashford Hospitality Trust, Inc.	56,470	613,829
Aztar Corp.*	80,600	2,814,552
La Quinta Corp.*	78,100	709,929

		4,875,491

INDUSTRIAL PRODUCTS — 1.4%
Actuant Corp. (Class “A” Stock)*	41,430	2,160,574
Acuity Brands, Inc.	66,540	2,115,972
AMCOL International Corp.	43,520	874,317
Aptargroup, Inc.	33,550	1,770,769
Barnes Group, Inc.	73,700	1,953,787
Kronos Worldwide, Inc.	1,200	48,900
Robbins & Myers, Inc.	68,230	1,625,921
Watts Water Technologies, Inc. (Class “A” Stock)	65,240	2,103,338

		12,653,578

INSURANCE — 5.5%
AmerUs Group Co.(a)	87,600	3,968,279
Argonaut Group, Inc.*	63,600	1,343,868
Baldwin & Lyons, Inc. (Class “B” Stock)	11,900	318,801
Delphi Financial Group, Inc. (Class “A” Stock)(a)	112,040	5,170,645
Direct General Corp.	27,700	889,170

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Donegal Group, Inc.	45,560	$1,044,691
Horace Mann Educators Corp.	60,520	1,154,722
Infinity Property & Casualty Corp.	34,200	1,203,840
LandAmerica Financial Group, Inc.	50,800	2,739,644
Midland Co.	23,500	734,845
Nationwide Financial Services, Inc. (Class “A” Stock)	5,400	206,442
Navigators Group, Inc.*	35,970	1,083,057
NYMAGIC, Inc.	12,300	311,190
Odyssey Re Holdings Corp.(a)	40,940	1,032,097
Ohio Casualty Corp.*	57,850	1,342,699
Phoenix Companies, Inc.	29,400	367,500
Platinum Underwriters Holdings Ltd.	66,750	2,075,925
PMA Capital Corp. (Class “A” Stock)*	251,100	2,598,885
PMI Group, Inc. (The)	37,420	1,562,285
ProAssurance Corp.*	40,600	1,587,866
PXRE Group Ltd.	74,320	1,873,607
RLI Corp.	49,290	2,048,985
Safety Insurance Group, Inc.	45,900	1,429,785
Selective Insurance Group, Inc.(a)	45,400	2,008,496
State Auto Financial Corp.	17,000	439,450
Stewart Information Services Corp.	77,400	3,223,710
Triad Guaranty, Inc.*	15,460	935,021
United Fire & Casualty Co.	20,200	680,942
United Insurance Cos., Inc.	46,500	1,576,350
Universal American Financial Corp.*	124,970	1,933,286
Zenith National Insurance Corp.	72,700	3,623,368

		50,509,451

INTERNET SERVICES — 0.6%
Adaptec, Inc.*	162,900	1,236,411
aQuantive, Inc.*	37,900	338,826
EarthLink, Inc.*(a)	150,100	1,729,152
eSpeed, Inc. (Class “A” Stock)*	5,900	72,983
Harris Interactive, Inc.*	14,400	113,760
Homestore, Inc.*	176,800	535,704
Internet Security Systems, Inc.*	8,000	186,000
ProQuest Co.*	13,400	397,980
United Online, Inc.*	40,900	471,577

		5,082,393

MACHINERY & EQUIPMENT — 3.8%
Albany International Corp. (Class “A” Stock)	41,570	1,461,601
Applied Industrial
Technologies, Inc.	212,400	5,819,760
Briggs & Stratton Corp.(a)	33,900	1,409,562
Cascade Corp.	26,200	1,046,690
Flowserve Corp.*	25,100	691,254
Gardner Denver, Inc.*	5,900	214,111
JLG Industries, Inc.	157,600	3,093,688
Joy Global, Inc.	68,400	2,970,612
Kadant, Inc.*	61,460	1,259,930
Kennametal, Inc.	34,660	1,725,028
Lennox International, Inc.	109,000	2,218,150
Lone Star Technologies, Inc.*	23,500	786,310
Nacco Industries, Inc. (Class “A” Stock)	12,800	1,349,120
Penn Engineering & Manufacturing Corp.	16,100	291,410
Regal-Beloit Corp.	61,790	1,767,194
Sauer-Danfoss, Inc.	32,600	711,006
Smith, (A.O.) Corp.	97,000	2,904,180
Tecumseh Products Co. (Class “A” Stock)	19,200	917,760
Terex Corp.*	27,300	1,300,845
Toro Co.	35,800	2,912,330
Westinghouse Airbrake Technologies Corp.	29,461	628,109

		35,478,650

MEDICAL SUPPLIES & EQUIPMENT — 2.1%
Computer Programs and Systems, Inc.	30,400	703,760
CONMED Corp.*	55,800	1,585,836
Cooper Cos., Inc. (The)(a)	8,970	633,192
CTI Molecular Imaging, Inc.*	25,700	364,683
Cypress Bioscience, Inc.*	104,700	1,472,082
Dade Behring Holdings, Inc.*	13,480	754,880
DJ Orthopedics, Inc.*	37,120	795,110
Invacare Corp.	23,540	1,088,960
Kyphon, Inc.*	29,900	770,224
Mettler-Toledo International, Inc.*	38,750	1,988,263
Owens & Minor, Inc.	46,420	1,307,651
Palatin Technologies, Inc*	67,300	179,018
Per-Se Technologies, Inc.*	65,300	1,033,699
PSS World Medical, Inc.*	68,900	862,284
Schein, (Henry), Inc.*	13,720	955,461
Sola International, Inc.*	68,400	1,883,736
Steris Corp.*	27,300	647,556
SurModics, Inc.*(a)	3,200	104,032
Sybron Dental Specialties, Inc.*	65,110	2,303,592

		19,434,019

METALS & MINING — 3.1%
AK Steel Holding Corp.*(a)	143,200	2,072,104
Brush Engineered Materials, Inc.*	30,955	572,668
Century Aluminum Co.*	47,350	1,243,411
CIRCOR International, Inc.	93,840	2,173,334
Commercial Metals Co.	52,510	2,654,906
Encore Wire Corp.*	47,300	630,509
Kaydon Corp.	90,800	2,998,216
NN, Inc.	64,000	845,440

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NS Group, Inc.*	30,400	$845,120
Quanex Corp.	47,500	3,257,075
Reliance Steel & Aluminum Co.	75,900	2,957,064
Ryerson Tull, Inc.	67,800	1,067,850
Schnitzer Steel Industries, Inc. (Class “A” Stock)	21,300	722,709
Steel Dynamics, Inc.	129,160	4,892,580
Valmont Industries, Inc.	74,800	1,878,228

		28,811,214

OFFICE EQUIPMENT — 0.5%
Imagistics International, Inc.*	41,200	1,386,792
United Stationers, Inc.*	64,900	2,998,380

		4,385,172

OIL & GAS — 5.5%
AGL Resources, Inc.	125,740	4,179,598
Atlas America, Inc.*(a)	29,830	1,066,423
Brigham Exploration Co.*	131,280	1,181,520
Cal Dive International, Inc.*	10,100	411,575
Cimarex Energy Co.*	27,800	1,053,620
Comstock Resources, Inc.*	53,900	1,188,495
Denbury Resources, Inc.*	88,200	2,421,090
Energy Partners Ltd.*	30,400	616,208
Hanover Compressor Co.*	29,900	422,487
Houston Exploration Co.*	36,300	2,044,053
Magnum Hunter Resources, Inc.*(a)	253,630	3,271,827
NATCO Group, Inc.*	65,840	579,392
Northwest Natural Gas Co.	11,800	398,132
Oceaneering International, Inc.*	21,300	794,916
Oil States International, Inc.*	66,700	1,286,643
Oneok, Inc.(a)	40,420	1,148,736
Southwestern Energy Co.*	129,300	6,554,216
Spinnaker Exploration Co.*	31,940	1,120,136
Stone Energy Corp.*(a)	45,900	2,069,631
Swift Energy Co.*	92,620	2,680,423
Tesoro Corp.*	118,600	3,778,596
Todco (Class A Stock)*	67,800	1,248,876
Unit Corp.*	15,640	597,604
Veritas DGC, Inc.*	91,730	2,055,669
Vintage Petroleum, Inc.(a)	172,970	3,924,689
W-H Energy Services, Inc.*	90,420	2,021,791
Warren Resources, Inc.*	78,120	710,892
WGL Holdings, Inc.	28,490	878,632
World Fuel Services Corp.	11,800	587,640

		50,293,510

PAPER & FOREST PRODUCTS — 1.1%
CSS Industries, Inc.	8,800	279,488
Glatfelter, (P.H.) Co.	80,590	1,231,415
Rock-Tenn Co. (Class “A” Stock)	25,100	380,516
Schweitzer-Mauduit International, Inc.	105,300	3,574,935
Universal Forest Products, Inc.	78,900	3,424,260
Wausau-Mosinee Paper Corp.	84,400	1,507,384

		10,397,998

PERSONAL SERVICES — 0.8%
Alderwoods Group, Inc.*	41,200	468,856
CompuCredit Corp.*(a)	43,200	1,181,088
Geo Group, Inc.*	49,200	1,307,736
Stewart Enterprises, Inc (Class “A” Stock)*	518,230	3,622,428
Volt Information Sciences, Inc*	14,400	423,216

		7,003,324

PHARMACEUTICALS — 0.9%
Adolor Corp.*	48,400	480,128
Alexion Pharmaceuticals, Inc.*	5,400	136,080
Alpharma, Inc. (Class “A” Stock)	18,700	316,965
Andrx Corp.*	23,320	509,076
Atherogenics, Inc.*(a)	56,700	1,335,852
AVANIR Pharmaceuticals, Inc. (Class “A” Stock)*	462,100	1,575,760
Covance, Inc.*	22,690	879,238
Cubist Pharmaceuticals, Inc.*	95,100	1,125,033
Rigel Pharmaceuticals, Inc.*	6,900	168,498
United Therapeutics Corp.*	24,000	1,083,600
Valeant Pharmaceuticals International(a)	37,400	985,490

		8,595,720

PRINTING & PUBLISHING — 1.0%
Banta Corp.	60,850	2,723,646
Bowne & Co., Inc.	79,600	1,294,296
Consolidated Graphics, Inc.*	13,400	615,060
Courier Corp.	23,446	1,217,316
Journal Register Co.*	24,600	475,518
Pulitzer, Inc.	15,500	1,005,175
Valassis Communications, Inc.*(a)	41,270	1,444,863

		8,775,874

RAILROADS — 0.4%
Genesse & Wyoming, Inc. (Class “A” Stock)*	98,930	2,782,901
RailAmerica, Inc.*	85,000	1,109,250

		3,892,151

REAL ESTATE — 11.5%
Affordable Residential Communities, Inc. [REIT]	85,500	1,226,925
Alexandria Real Estate Equities, Inc. [REIT]	22,400	1,667,008
American Financial Realty Trust [REIT]	261,200	4,226,216
American Home Mortgage Investment, Corp. [REIT]	111,900	3,832,575

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Anthracite Capital, Inc. [REIT]	242,000	$2,991,120
Arbor Realty Trust, Inc. [REIT]	87,540	2,148,232
Bedford Property Investors, Inc. [REIT]	57,700	1,639,257
Brandywine Realty Trust [REIT]	29,930	879,643
Capital Automotive [REIT]	101,260	3,597,262
Capital Trust, Inc. (Class “A” Stock) [REIT]	23,000	706,330
CarrAmerica Realty Corp. [REIT]	245,200	8,091,599
CBL & Associates Properties, Inc. [REIT]	29,050	2,217,968
Corporate Office Properties Trust [REIT]	48,300	1,417,605
Cresent Real Estate Equities Co. [REIT]	34,700	633,622
Equity Inns, Inc. [REIT]	185,900	2,182,466
FelCor Lodging Trust, Inc. [REIT]*	59,300	868,745
First Potomac Realty Trust [REIT]	27,050	616,740
Forest City Enterprises, Inc. (Class “A” Stock)	10,160	584,708
Gables Residential Trust [REIT]	111,700	3,997,743
Government Properties Trust, Inc. [REIT]	75,900	748,374
Highland Hospitality Corp. [REIT]	96,010	1,079,152
Highwoods Properties, Inc. [REIT]	105,910	2,933,707
IMPAC Mortgage Holdings, Inc. [REIT](a)	99,900	2,264,733
Innkeepers USA Trust [REIT]	214,200	3,041,640
LaSalle Hotel Properties [REIT]	45,900	1,460,997
Lexington Corp. Properties Trust [REIT](a)	205,200	4,633,415
LTC Properties, Inc. [REIT]	87,100	1,734,161
MeriStar Hospitality Corp. [REIT]*	484,160	4,042,736
MFA Mortgage Investments, Inc. [REIT]	69,600	613,872
Mid-America Apartment Communities, Inc. [REIT]	138,300	5,700,725
National Health Investors, Inc. [REIT]	125,000	3,647,500
New Century Financial Corp. [REIT](a)	23,000	1,469,930
Novastar Financial, Inc. [REIT](a)	32,000	1,584,000
Parkway Properties, Inc. [REIT]	29,900	1,517,425
Pennsylvania Real Estate Investment Trust [REIT]	86,000	3,680,800
Prentiss Properties Trust [REIT]	101,790	3,888,378
RAIT Investment Trust [REIT]	97,200	2,718,684
Ramco-Gershenson Properties Trust [REIT]	28,340	913,965
Saul Centers, Inc. [REIT]	60,400	2,310,300
Senior Housing Properties Trust [REIT]	127,600	2,416,744
SL Green Realty Corp. [REIT]	29,240	1,770,482
Summit Properties, Inc. [REIT]	33,250	1,082,620
Sun Communities, Inc. [REIT]	53,900	2,169,475
Urstadt Biddle Properties (Class “A” Stock) [REIT]	13,400	228,470
Ventas, Inc. [REIT]	84,400	2,313,404
Winston Hotels, Inc. [REIT]	176,060	2,079,269

		105,570,722

RESTAURANTS — 1.0%
Bob Evans Farms, Inc.	4,300	112,402
Brinker International, Inc.*	19,810	694,737
California Pizza Kitchen, Inc.*	30,930	711,390
CEC Entertainment, Inc.*(a)	22,980	918,511
Jack in the Box, Inc.*	56,100	2,068,407
Landry’s Restaurants, Inc.(a)	98,900	2,874,033
Lone Star Steakhouse & Saloon, Inc.	31,790	890,120
Papa John's International, Inc.*	16,600	571,704
Ryan’s Restaurant Group, Inc.*	15,000	231,300

		9,072,604

RETAIL & MERCHANDISING — 3.6%
Aeropostale, Inc.*	46,800	1,377,324
Casey’s General Stores, Inc.	101,130	1,835,510
Cash America International, Inc.	126,600	3,763,817
Charming Shoppes, Inc.*(a)	284,200	2,662,953
Dress Barn, Inc.*	104,100	1,832,160
Foot Locker, Inc.	72,630	1,955,926
Genesco, Inc.*	26,700	831,438
Goody’s Family Clothing, Inc.	18,700	170,918
Jo-Ann Stores, Inc.*	36,200	996,948
Linens ‘n Things, Inc.*	3,200	79,360
Lithia Motors, Inc. (Class “A” Stock)	52,900	1,418,778
Movado Group, Inc.	25,100	468,115
Pathmark Stores, Inc.*	42,000	244,020
Paxar Corp.*	9,600	212,832
Payless Shoesource, Inc.*	74,300	913,890
PC Connection, Inc.*	8,500	80,920
RC2 Corp.*	39,000	1,271,400
School Specialty, Inc.*	37,970	1,464,123
Sharper Image Corp.*	42,170	794,905
ShopKo Stores, Inc.*	102,500	1,914,700
Sports Authority, Inc. (The)*	9,700	249,775
Stage Stores, Inc.*	29,300	1,216,536
The Men's Wearhouse, Inc.*	73,060	2,334,998
Too, Inc.*	50,800	1,242,568
United Auto Group, Inc.	16,600	491,194

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
West Marine, Inc.*	32,410	$802,148
Winn-Dixie Stores, Inc.(a)	151,200	687,960
Zale Corp.*	51,680	1,543,682

		32,858,898

SEMICONDUCTORS — 1.3%
Actel Corp.*	17,100	299,934
Axcelis Technologies, Inc.*	102,000	829,260
Cohu, Inc.	24,000	445,440
Credence Systems Corp.*	8,500	77,775
Cypress Semiconductor Corp.*(a)	73,980	867,785
DSP Group, Inc.*	28,900	645,337
DuPont Photomasks, Inc.*	21,720	573,625
ESS Technology, Inc.*	9,100	64,701
Exar Corp.*	18,700	265,353
Fairchild Semiconductor International, Inc.*	45,170	734,464
Integrated Silicon Solution, Inc.*	39,600	324,720
Lattice Semiconductor Corp.*	81,700	465,690
MKS Instruments, Inc.*	15,000	278,250
MRV Communications, Inc.*	106,800	391,956
ON Semiconductor Corp.*	83,900	380,906
Photronics, Inc.*	41,600	686,400
Richardson Electronics, Ltd.	157,140	1,667,256
Silicon Storage Technology, Inc.*	40,600	241,570
Skyworks Solutions, Inc.*(a)	69,400	654,442
Standard Microsystems Corp.*	51,780	923,238
Ultratech Stepper, Inc.*	29,320	552,682
Vitesse Semiconductor Corp.*	64,500	227,685

		11,598,469

TELECOMMUNICATIONS — 1.5%
AsiaInfo Holdings, Inc.*	15,500	92,380
Brightpoint, Inc.*	70,820	1,383,823
Broadwing Corp.*	50,800	462,788
Cincinnati Bell, Inc.*	399,500	1,657,925
Commonwealth Telephone Enterprises,	15,500	769,730
CT Communications, Inc.	103,400	1,271,820
Ditech Communications Corp.*	34,700	518,765
General Communication, Inc. (Class “A” Stock)*	48,100	531,024
Mastec, Inc.*	91,900	929,109
North Pitsburgh Systems, Inc.	23,000	568,790
Premiere Global Services, Inc.*	346,080	3,706,517
Primus Telecommunications Group, Inc.*	95,700	304,326
Sycamore Networks, Inc.*	75,400	306,124
Talk America Holdings, Inc.*	44,500	294,590
Time Warner Telecom, Inc. (Class “A” Stock)*	72,400	315,664
Unova, Inc.*	24,000	606,960

		13,720,335

TRANSPORTATION — 2.4%
Amerco, Inc.*	15,500	712,690
Arkansas Best Corp.	15,500	695,795
CNF, Inc.	16,070	805,107
Covenant Transportation, Inc. (Class “A” Stock)*	28,900	601,698
GATX Corp.	70,500	2,083,980
Greenbrier Companies, Inc.	17,700	599,145
HUB Group, Inc. (Class “A” Stock) (Canada)*	26,290	1,372,864
Kansas City Southern*	80,200	1,421,946
Offshore Logistics, Inc.*	32,600	1,058,522
Overnite Corp.	59,960	2,232,910
Overseas Shipholding Group, Inc.	41,200	2,274,240
Pacer International, Inc.*	26,760	568,918
Quality Distribution, Inc.*	51,040	430,778
SCS Transportation, Inc.*	64,700	1,512,039
Sirva, Inc.*	44,930	863,555
Swift Transportation Co., Inc.*	20,800	446,784
U.S. Xpress Enterprises, Inc. (Class “A” Stock)*	37,100	1,087,030
USF Corp.	21,900	831,105
Werner Enterprises, Inc.	111,440	2,523,001

		22,122,107

UTILITIES — 6.1%
Allete, Inc.	23,190	852,233
American States Water Co.	16,600	431,600
Atmos Energy Corp.	27,800	760,330
Avista Corp.	67,800	1,198,026
Black Hills Corp.	20,300	622,804
California Water Service Group	16,600	624,990
Cascade Natural Gas Corp.	39,930	846,516
CH Energy Group, Inc.	33,600	1,614,480
Cleco Corp.	49,700	1,006,922
CMS Energy Corp.*(a)	307,700	3,215,465
Comfort Systems USA, Inc.*	82,740	635,443
Duratek, Inc.*	41,380	1,030,776
El Paso Electric Co.*	118,600	2,246,284
EMCOR Group, Inc.*	10,100	456,318
Energen Corp.	87,300	5,146,334
Idacorp, Inc.(a)	100,240	3,064,337
Massey Energy Co.	17,280	603,936
New Jersey Resources Corp.	118,620	5,140,990
PNM Resources, Inc.(a)	117,000	2,958,930
Sierra Pacific Resources*	397,900	4,177,950
SJW Corp.	4,900	178,360
South Jersey Industries, Inc.	57,700	3,032,712
Southern Union Co.*	156,200	3,745,676
Southwest Gas Corp.	120,200	3,053,080
UGI Corp.	23,010	941,339
UIL Holdings Corp.	19,200	984,960
Unisource Energy Corp.	140,500	3,387,455
Vectran Corp.	24,750	663,300

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Westar Energy, Inc.	90,270	$2,064,475
Wisconsin Energy Corp.	49,420	1,665,947

		56,351,968

TOTAL COMMON STOCK (Cost $888,226,476)		932,289,534

EXCHANGE TRADED FUNDS — 0.2%
iShares Russell 2000 Index Fund(a) (Cost $1,774,948)	13,870	1,796,165

RIGHTS*
FINANCIAL SERVICES
Technology Investment Capital Corp., expiring 01/25/05(a) (Cost $0)	105,100	52,550

TOTAL LONG-TERM INVESTMENTS (Cost $890,001,424)		934,138,249

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 8.8%
CERTIFICATES OF DEPOSIT
Westdeutsche Landesbank
1.50%, 01/10/05(b)	$94	94,287

CORPORATE OBLIGATIONS — 0.6%
Bank of America NA
2.30%, 01/03/05(b)(c)	1,459	1,459,151
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	3,259	3,259,290
Morgan Stanley
2.33%, 01/03/05(b)(c)	554	554,093

		5,272,534

TIME DEPOSIT — 0.5%
Bank of America NA
1.50%, 01/03/05(b)	4,301	4,300,541

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 7.7%
BlackRock Institutional Money Market Trust(b)(j)	71,571,700	71,571,700

TOTAL SHORT-TERM INVESTMENTS (Cost $81,239,062)		81,239,062

TOTAL INVESTMENTS — 110.1% (Cost $971,240,486; Note 5)		1,015,377,311
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.1%)		(93,242,312)

NET ASSETS — 100.0%		$922,134,999

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $77,030,483; cash collateral of $81,239,062 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $734,050. The aggregate value, $783,180, represents 0.08% of net assets.
(j)	Security available to institutional investors only.

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Real Estate	11.5%
Financial — Bank & Trust	11.3
Utilities	6.1
Insurance	5.5
Oil & Gas	5.5
Machinery & Equipment	3.8
Chemicals	3.6
Retail & Merchandising	3.6
Computer Services & Software	3.1
Metals & Mining	3.1
Consumer Products & Services	3.0
Financial Services	3.0
Electronic Components & Equipment	2.5
Transportation	2.4
Automotive Parts	2.1
Medical Supplies & Equipment	2.1
Healthcare Services	1.8
Construction	1.5
Telecommunications	1.5
Building Materials	1.4
Industrial Products	1.4
Aerospace	1.3
Semiconductors	1.3
Clothing & Apparel	1.2
Business Services	1.1
Containers & Packaging	1.1
Entertainment & Leisure	1.1
Paper & Forest Products	1.1
Printing & Publishing	1.0
Restaurants	1.0
Pharmaceuticals	0.9
Airlines	0.8
Computer Hardware	0.8
Food	0.8
Personal Services	0.8
Financial — Brokerage	0.7
Internet Services	0.6
Advertising	0.5
Automobile Manufacturers	0.5
Broadcasting	0.5
Hotels & Motels	0.5
Office Equipment	0.5
Biotechnology	0.4
Cable Television	0.4
Conglomerates	0.4
Diversified Operations	0.4
Environmental Services	0.4
Equipment Services	0.4
Railroads	0.4
Commercial Services	0.3
Exchange Traded Funds	0.2
Furniture	0.1
Short-Term Investments	8.8

110.1
Liabilities in excess of other assets	(10.1)

100.0%

See Notes to Financial Statements.

AST DEAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 92.8%
COMMON STOCK ADVERTISING — 0.1%
DoubleClick, Inc.*	17,000	$132,260

AEROSPACE — 2.2%
DRS Technologies, Inc.*	28,900	1,234,319
Esterline Technologies Corp.*	12,300	401,595
Moog, Inc. (Class “A” Stock)*	17,300	784,555

		2,420,469

AIRLINES — 1.4%
Continental Airlines, Inc. (Class “B” Stock)*(a)	66,200	896,348
Frontier Airlines, Inc.*	62,900	717,689

		1,614,037

AUTOMOBILE MANUFACTURERS — 0.5%
Arctic Cat, Inc.	19,900	527,748

AUTOMOTIVE PARTS — 1.2%
Tenneco Automotive, Inc.*	46,100	794,764
Wabash National Corp.*	22,100	595,153

		1,389,917

BUILDING MATERIALS — 0.5%
American Woodmark Corp.	4,100	179,088
Genlyte Group, Inc.*	4,200	359,856

		538,944

BUSINESS SERVICES — 0.9%
CSG Systems International, Inc.*	44,300	828,410
UniFirst Corp.	5,200	147,056

		975,466

CHEMICALS — 3.6%
FMC Corp.*	22,900	1,106,070
Georgia Gulf Corp.	24,700	1,230,060
NewMarket Corp.*	24,000	477,600
Octel Corp.	31,000	645,110
Terra Industries, Inc.*(a)	68,000	603,840

		4,062,680

CLOTHING & APPAREL — 4.3%
Cato Corp. (Class “A” Stock)	41,500	1,196,030
Skechers USA, Inc. (Class “A” Stock)*	62,700	812,592
Too, Inc.*	36,500	892,790
Warnaco Group, Inc. (The)*(a)	17,000	367,200
Wolverine World Wide, Inc.	47,600	1,495,592

		4,764,204

COMMERCIAL SERVICES — 0.8%
NCO Group, Inc.*	35,800	925,430

COMPUTER SERVICES & SOFTWARE — 4.2%
Agilysys, Inc.	49,700	851,858
BISYS Group, Inc. (The)*	66,300	1,090,635
Borland Software Corp.*(a)	75,400	880,672
E.piphany, Inc.*	33,300	160,839
Internet Security Systems, Inc.*	10,700	248,775
Parametric Technology Corp.*	127,400	750,386
THQ, Inc.*	29,600	679,024

		4,662,189

CONSTRUCTION — 0.9%
Dycom Industries, Inc.*(a)	19,800	604,296
WCI Communities, Inc.*	12,400	364,560

		968,856

CONSUMER PRODUCTS & SERVICES — 4.1%
Buckeye Technologies, Inc.*	57,300	745,473
Chemed Corp.	19,600	1,315,356
Dollar Thrifty Automotive Group, Inc.*	30,300	915,060
Nu Skin Enterprises, Inc. (Class “A” Stock)(a)	40,400	1,025,352
Stewart Enterprises, Inc.*	79,400	555,006

		4,556,247

CONTAINERS & PACKAGING — 0.7%
Silgan Holdings, Inc.	12,200	743,712

ELECTRONIC COMPONENTS & EQUIPMENT — 0.2%
Woodward Governor Co.	2,800	200,508

ENTERTAINMENT & LEISURE — 0.9%
Argosy Gaming Co.*	21,300	994,710

EQUIPMENT SERVICES — 0.4%
United Rentals, Inc.*	21,300	402,570

FINANCIAL — BANK & TRUST — 10.9%
BankUnited Financial Corp.*	29,800	952,110
Banner Corp.	8,400	261,996
Central Pacific Financial Corp.	14,300	517,231
Commercial Capital Bancorp, Inc.(a)	19,100	442,738
Corus Bankshares, Inc.	10,100	484,901
First Republic Bank Corp.	17,900	948,700
FirstFed Financial Corp.*	28,200	1,462,734
FNB Corp.(a)	16,600	337,976
Harbor Florida Bancshares, Inc.	15,800	546,838
PFF Bancorp, Inc.	11,600	537,428
Prosperity Bancshares, Inc.	22,900	668,909
Provident Bancshares Corp.	26,300	956,531
Republic Bancorp, Inc.	26,500	404,920
Sterling Bancshares, Inc.	28,500	406,695
Sterling Financial Corp.*	41,604	1,633,373
Texas Regional Bancshares, Inc. (Class “A” Stock)	11,700	382,356
Umpqua Holdings Corp.	15,300	385,713
United Bancshares, Inc.	13,700	522,655
Wesbanco, Inc.	8,400	268,548

AST DEAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
WestAmerica Bancorp	2,300	$134,113
Yardville National Bancorp	2,600	89,076

		12,345,541

FINANCIAL SERVICES — 2.8%
Compucredit Corp.*	31,000	847,540
Downey Financial Corp.	21,200	1,208,400
ITLA Capital Corp.*	5,900	346,861
West Coast Bancorp	3,100	78,771
WSFS Financial Corp.	10,000	603,200

		3,084,772

FOOD — 2.9%
Corn Products International, Inc.	24,400	1,306,864
J&J Snack Foods Corp.	5,000	245,150
Lance, Inc.	51,600	981,948
Nash Finch Co.	18,100	683,456

		3,217,418

FURNITURE — 0.6%
Haverty Furniture Co., Inc.	34,500	638,250

HEALTHCARE SERVICES — 0.8%
Res-Care, Inc.*	56,200	855,364

INDUSTRIAL PRODUCTS — 2.3%
Brady Corp. (Class “A” Stock)	7,600	475,532
Oregon Steel Mills, Inc.*	45,700	927,253
Tredegar Corp.	59,600	1,204,516

		2,607,301

INSURANCE — 2.9%
American Physicians Cap, Inc.*	5,500	198,110
Commerce Group, Inc.	7,400	451,696
LandAmerica Financial Group, Inc.(a)	15,800	852,094
Navigators Group, Inc.*	19,500	587,145
Stewart Information Services Corp.	27,800	1,157,870

		3,246,915

INTERNET SERVICES — 0.2%
EarthLink, Inc.*(a)	13,000	149,760
Interwoven, Inc.*	8,700	94,656

		244,416

LUMBER & WOOD PRODUCTS — 0.1%
Deltic Timber Corp.	3,000	127,350

MACHINERY & EQUIPMENT — 3.9%
Kennametal, Inc.	21,400	1,065,078
Rofin-Sinar Technologies, Inc.*	22,800	967,860
Stewart & Stevenson Services, Inc.	56,500	1,142,995
Terex Corp.*	25,200	1,200,780

		4,376,713

MEDICAL SUPPLIES & EQUIPMENT — 1.6%
Haemonetics Corp.*	33,600	1,216,656
Sola International, Inc.*	20,100	553,554

		1,770,210

METALS & MINING — 1.7%
Hecla Mining Co.*	84,900	494,967
Quanex Corp.	20,900	1,433,113

		1,928,080

OIL & GAS — 8.9%
Cimarex Energy Co.*	39,900	1,512,210
Energen Corp.	33,600	1,980,720
Houston Exploration Co.*	27,800	1,565,418
Meridian Resource Corp. (The)*	104,400	631,620
Piedmont Natural Gas Co., Inc.	10,200	237,048
Southwestern Energy Co.*	30,700	1,556,183
Tesoro Petroleum Corp.*	29,200	930,312
Vintage Petroleum, Inc.	39,300	891,717
Whiting Petroleum Corp.*	22,900	692,725

		9,997,953

PAPER & FOREST PRODUCTS — 1.8%
Pope & Talbot, Inc.	34,400	588,584
Potlatch Corp.(a)	27,600	1,396,008

		1,984,592

PHARMACEUTICALS — 2.3%
Alpharma, Inc. (Class “A” Stock)	51,700	876,315
Enzon Pharmaceuticals, Inc.*	56,300	772,436
Perrigo Co.	5,500	94,985
Valeant Pharmaceuticals International(a)	30,500	803,675

		2,547,411

PRINTING & PUBLISHING — 1.2%
Consolidated Graphics, Inc.*	14,000	642,600
Readers Digest Association, Inc.	51,000	709,410

		1,352,010

REAL ESTATE — 11.2%
Alexandria Real Estate Equities, Inc. [REIT](a)	5,200	386,984
American Financial Realty Trust [REIT]	29,900	483,782
Amli Residential Properties Trust [REIT]	9,400	300,800
Brandywine Realty Trust [REIT]	10,200	299,778
Capital Automotive [REIT]	11,800	419,195
CarrAmerica Realty Corp. [REIT]	14,200	468,600
Colonial Properties Trust [REIT]	7,300	286,671
Commercial Net Lease Realty, Inc. [REIT]	18,700	385,220
Corporate Office Properties Trust [REIT]	12,000	352,200
Cousins Properties, Inc. [REIT]	10,400	314,808

AST DEAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Equity Lifestyle Properties, Inc.	5,200	$185,900
Essex Property Trust, Inc. [REIT]	5,100	427,380
First Industrial Realty Trust, Inc. [REIT]	12,000	488,760
Gables Residential Trust [REIT]	10,600	379,374
HealthCare Realty Trust, Inc. [REIT]	12,000	488,400
Heritage Property Investment Trust [REIT]	7,300	234,257
Highwoods Properties, Inc. [REIT]	15,200	421,040
Home Properties of New York, Inc. [REIT]	8,400	361,200
IMPAC Mortgage Holdings, Inc. [REIT](a)	12,200	276,574
Jones Lang Lasalle, Inc.* [REIT]	12,200	456,402
Kilroy Realty Corp. [REIT]	9,800	418,950
Lexington Corp. Properties Trust [REIT]	17,500	395,150
Mid-America Apartment Communities, Inc. [REIT]	8,100	333,882
Nationwide Health Properties, Inc. [REIT]	18,700	444,125
Novastar Financial, Inc. [REIT](a)	7,700	381,150
Pennsylvania Real Estate Investment Trust [REIT]	8,400	359,520
Post Properties, Inc. [REIT]	700	24,430
Prentiss Properties Trust [REIT]	11,700	446,940
RAIT Investment Trust [REIT]	11,500	321,655
Realty Income Corp. [REIT]	10,800	546,264
Redwood Trust, Inc. [REIT](a)	6,400	397,376
Senior Housing Properties Trust [REIT]	17,300	327,662
Sovran Self Storage, Inc. [REIT]	7,400	311,836
Taubman Centers, Inc. [REIT]	5,200	155,740
Washington Real Estate Investment Trust [REIT]	9,300	314,991

		12,596,996

RESTAURANTS — 1.2%
Dave & Buster’s, Inc.*	41,000	828,200
Landry’s Restaurants, Inc.(a)	18,900	549,234

		1,377,434

RETAIL & MERCHANDISING — 1.5%
Cash America International, Inc.	32,000	951,360
Charming Shoppes, Inc.*(a)	49,100	460,067
Movado Group, Inc.	16,100	300,265

		1,711,692

SEMICONDUCTORS — 1.8%
Integrated Device Technology, Inc.*	59,700	690,132
Photronics, Inc.*(a)	43,100	711,150
Standard Microsystems Corp.*	32,600	581,258

		1,982,540

TELECOMMUNICATIONS — 1.4%
Commscope, Inc.*	28,300	534,870
CT Communications, Inc.	18,700	230,010
General Communication, Inc.*	71,800	792,672

		1,557,552

TRANSPORTATION — 2.3%
Kirby Corp.*	25,000	1,109,500
Overseas Shipholding Group, Inc.(a)	27,000	1,490,400

		2,599,900

UTILITIES — 1.6%
PNM Resources, Inc.	42,100	1,064,709
Sierra Pacific Resources*	18,400	193,200
South Jersey Industries, Inc.	2,800	147,168
Southern Union Co.*	15,600	374,089

		1,779,166

TOTAL LONG TERM INVESTMENTS (Cost $93,801,785)		103,809,523

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 10.0%
CERTIFICATES OF DEPOSIT — 0.1%
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	$6	5,827
UBS Bank
2.315%, 01/18/05(b)	149	148,672

		154,499

CORPORATE OBLIGATIONS — 1.9%
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	954	954,349
Morgan Stanley
2.33%, 01/03/05(b)(c)	214	213,949
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	377	376,714
Swedbank NY
2.362%, 01/18/05(b)(c)	586	586,289

		2,131,301

TIME DEPOSIT — 0.4%
Bank of America NA
1.50%, 01/03/05(b)	486	485,753

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 7.0%
BlackRock Institutional Money Market Trust(b)(j)	7,668,211	7,668,211

AST DEAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
U.S. TREASURY BILLS
1.84%, 01/27/05(k)	$20	$19,974
1.87%, 01/27/05(k)	500	499,343
1.91%, 01/27/05(k)	50	49,934
1.93%, 01/27/05(k)	25	24,967
1.98%, 01/27/05(k)	100	99,857

		694,075

TOTAL SHORT-TERM INVESTMENTS (Cost $11,133,839)		11,133,839

TOTAL INVESTMENTS — 102.8% (Cost $104,935,624; Note 5)		114,943,362
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.8%)		(3,124,262)

NET ASSETS — 100.0%		$111,819,100

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT    Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $10,034,977; cash collateral of $10,439,764 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.
(k)	Securities with an aggregate market value of $694,075 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITION:
21	Russell 2000	Mar 05	$6,670,604	$6,866,475	$195,871

AST DEAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Real Estate	11.2%
Financial — Bank & Trust	10.9
Oil & Gas	8.9
Clothing & Apparel	4.3
Computer Services & Software	4.2
Consumer Products & Services	4.1
Machinery & Equipment	3.9
Chemicals	3.6
Food	2.9
Insurance	2.9
Financial Services	2.8
Industrial Products	2.3
Pharmaceuticals	2.3
Transportation	2.3
Aerospace	2.2
Paper & Forest Products	1.8
Semiconductors	1.8
Metals & Mining	1.7
Medical Supplies & Equipment	1.6
Utilities	1.6
Retail & Merchandising	1.5
Airlines	1.4
Telecommunications	1.4
Automotive Parts	1.2
Printing & Publishing	1.2
Restaurants	1.2
Business Services	0.9
Construction	0.9
Entertainment & Leisure	0.9
Commercial Services	0.8
Healthcare Services	0.8
Containers & Packaging	0.7
Furniture	0.6
Automobile Manufacturers	0.5
Building Materials	0.5
Equipment Services	0.4
Electronic Components & Equipment	0.2
Internet Services	0.2
Advertising	0.1
Lumber & Wood Products	0.1
Short-Term Investments	10.0

102.8
Liabilities in excess of other assets	(2.8)

100.0%

See Notes to Financial Statements.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 103.0%
COMMON STOCK
AEROSPACE & DEFENSE — 1.9%
Alliant Techsystems, Inc.*	81,825	$5,349,719

APPAREL/SHOES — 3.5%
Chico’s FAS, Inc.*(a)	108,875	4,957,079
Reebok International Ltd.	108,975	4,794,900

		9,751,979

AUTO PARTS & RELATED — 2.0%
Gentex Corp.(a)	152,250	5,636,295

BANKS — 1.1%
M&T Bank Corp.	27,925	3,011,432

BIOTECHNOLOGY — 1.6%
Biogen Idec, Inc.*	20,650	1,375,497
Eyetech Pharmaceuticals, Inc.*	31,675	1,441,213
MedImmune, Inc.*	56,950	1,543,914

		4,360,624

BROADCASTING & CABLE/SATELLITE TV — 7.5%
Cablevision Systems New York
Group (Class “A” Stock)*(a)	215,775	5,372,798
Citadel Broadcasting Co.*(a)	322,979	5,225,800
EchoStar Communications Corp. (Class “A” Stock)(a)	94,950	3,156,138
Entravision Communications Corp. (Class “A” Stock)*	432,280	3,609,538
Univision Communications, Inc. (Class “A” Stock)*(a)	118,000	3,453,860

		20,818,134

COMMERCIAL SERVICES — 5.8%
ARAMARK Corp. (Class “B” Stock)	196,475	5,208,552
Iron Mountain, Inc.*(a)	146,865	4,477,914
Moody’s Corp.(a)	32,925	2,859,536
Pitney Bowes, Inc.	72,750	3,366,870

		15,912,872

COMPUTER HARDWARE — 2.2%
Avocent Corp.*	151,520	6,139,590

COMPUTER SERVICES — 1.7%
Fiserv, Inc.*(a)	114,700	4,609,793

COMPUTER SOFTWARE — 4.7%
Cognos, Inc. (Canada)*	83,075	3,660,284
Manhattan Associates, Inc.*	120,194	2,870,233
Mercury Interactive Corp.*(a)	49,900	2,272,945
NAVTEQ Corp.*	25,100	1,163,636
Salesforce.com, Inc.*(a)	182,000	3,083,080

		13,050,178

DRUGS & MEDICINE — 2.0%
Amylin Pharmaceuticals, Inc.*(a)	61,090	1,427,062
OSI Pharmaceuticals, Inc.*	55,100	4,124,235

		5,551,297

GAMING/LODGING — 4.0%
GTECH Holdings Corp.	112,400	2,916,780
Harrah’s Entertainment, Inc.(a)	78,475	5,249,192
Las Vegas Sand Corp.*	10,800	518,400
Marriott International, Inc. (Class “A” Stock)	38,475	2,423,156

		11,107,528

HOUSEHOLD/PERSONAL CARE — 1.1%
Energizer Holdings, Inc.*(a)	60,700	3,016,183

INSURANCE — 4.0%
Ambac Financial Group, Inc.	37,050	3,042,917
RenaissanceRe Holdings Ltd.	56,000	2,916,480
Willis Group Holdings Ltd. (United Kingdom)(a)	125,325	5,159,630

		11,119,027

INTERNET & ONLINE — 3.2%
CheckFree Corp.*	144,175	5,490,184
CNET Networks, Inc.*(a)	308,000	3,458,840

		8,949,024

MANUFACTURING — 0.7%
American Standard Cos., Inc.*	47,850	1,977,162

MEDICAL PRODUCTS — 4.7%
Allergan, Inc.	31,025	2,515,197
Bard, (C.R.), Inc.	21,900	1,401,162
Fisher Scientific International, Inc.*(a)	79,916	4,985,160
St. Jude Medical, Inc.*	100,800	4,226,544

		13,128,063

MOVIES & ENTERTAINMENT — 0.5%
Lodgenet Entertainment Corp.*	81,350	1,439,082

NETWORKING/TELECOM EQUIPMENT — 4.4%
ADTRAN, Inc.	190,700	3,649,998
FLIR Systems, Inc.*(a)	81,800	5,218,022
Juniper Networks, Inc.*(a)	121,600	3,306,304

		12,174,324

OIL & GAS — 0.9%
XTO Energy, Inc.	73,600	2,603,968

OTHER CONSUMER DISCRETIONARY — 4.1%
Harman International Industries, Inc.	38,450	4,883,150
ITT Educational Services, Inc.*	92,925	4,418,584
Select Comfort Corp.*	109,300	1,960,842

		11,262,576

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
OTHER ENERGY — 1.8%
Smith International, Inc.*(a)	93,450	$5,084,615

OTHER HEALTH CARE — 6.6%
Caremark Rx, Inc.*(a)	173,975	6,859,834
Charles River Laboratories International	140,075	6,444,851
Millipore Corp.*(a)	97,510	4,856,973

		18,161,658

OTHER PRODUCER GOODS & SERVICES — 3.5%
Global Payments, Inc.	63,300	3,705,582
Grainger, (W.W.), Inc.	90,925	6,057,424

		9,763,006

OTHER TECHNOLOGY — 1.6%
Amphenol Corp.*	117,500	4,316,950

PUBLISHING — 4.5%
Lamar Advertising Co.*(a)	157,050	6,718,599
Scripps, (E.W.) Co. (Class “A” Stock)	119,160	5,753,045

		12,471,644

REAL ESTATE — 1.4%
MoneyGram International, Inc.	176,800	3,737,552

RESTAURANTS — 1.6%
Chang’s China Bistro, (P.F.), Inc.*(a)	79,414	4,474,979

RETAILING — 9.2%
Bed Bath & Beyond, Inc.*(a)	62,300	2,481,409
CarMax, Inc.*(a)	151,500	4,704,074
Dollar Tree Stores, Inc.*(a)	123,225	3,534,093
Ethan Allen Interiors, Inc.(a)	76,025	3,042,521
PETCO Animal Supplies, Inc.*	177,070	6,990,723
Williams-Sonoma, Inc.*(a)	125,475	4,396,644

		25,149,464

SEMICONDUCTORS/SEMI CAP — 7.7%
KLA-Tencor Corp.*(a)	92,225	4,295,841
Linear Technology Corp.	134,996	5,232,444
Marvell Technology Group Ltd.*	123,400	4,376,998
Microchip Technology, Inc.	50,050	1,334,333
Tessera Technologies, Inc.*	165,500	6,158,254

		21,397,870

TELECOMMUNICATIONS — 1.4%
Crown Castle International Corp.*	239,875	3,991,520

TOBACCO — 1.3%
UST, Inc.	73,725	3,546,910

TRANSPORTATION — 0.8%
Robinson Worldwide, (C.H.), Inc.(a)	38,750	2,151,400

TOTAL LONG-TERM INVESTMENTS (Cost $243,318,339)		285,216,418

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 32.5%
CERTIFICATES OF DEPOSIT — 7.5%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$5,099	5,099,084
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	1,619	1,619,178
First Boston Corp.
2.36%, 01/24/05(b)	12,046	12,046,198
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	1,780	1,780,407
UBS Bank
2.315%, 01/18/05(b)	292	291,625

		20,836,492

CORPORATE OBLIGATIONS — 13.4%
Bank of America NA
2.30%, 01/03/05(b)(c)	2,202	2,202,450
Bear Stearns
2.28%, 01/03/05(b)(c)	2,145	2,145,403
2.28%, 01/03/05(b)(c)	3,699	3,699,478
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	10,714	10,714,200
Morgan Stanley
2.33%, 01/03/05(b)(c)	4,449	4,448,966
Natexis Banque NY
2.297%, 01/03/05(b)(c)	1,285	1,284,915
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	6,549	6,549,195
Swedbank NY
2.362%, 01/18/05(b)(c)	6,020	6,019,142

		37,063,749

TIME DEPOSIT — 1.1%
Bank of America NA
1.50%, 01/03/05(b)	3,077	3,076,799

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY — 10.5%
BlackRock Institutional Money Market Trust(b)(j)	28,920,212	$28,920,212

TOTAL SHORT-TERM INVESTMENTS (Cost $89,897,252)		89,897,252

TOTAL INVESTMENTS — 135.5% (Cost $333,215,591; Note 5)		375,113,670
LIABILITIES IN EXCESS OF OTHER ASSETS — (35.5%)		(98,372,567)

NET ASSETS — 100.0%		$276,741,103

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $86,696,831; cash collateral of $89,897,252 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Retailing	9.1%
Semiconductors/Semi Cap	7.8
Broadcasting & Cable/Satellite TV	7.5
Other Health Care	6.6
Commercial Services	5.8
Computer Software	4.7
Medical Products	4.7
Publishing	4.5
Networking/Telecom Equipment	4.4
Other Consumer Discretionary	4.1
Gaming/Lodging	4.0
Insurance	4.0
Apparel/Shoes	3.5
Other Producer Goods & Services	3.5
Internet & Online	3.2
Computer Hardware	2.2
Auto Parts & Related	2.0
Drugs & Medicine	2.0
Aerospace & Defense	1.9
Other Energy	1.8
Computer Service	1.7%
Other Technology	1.6
Restaurants	1.6
Biotechnology	1.6
Real Estate	1.4
Telecommunications	1.4
Tobacco	1.3
Banks	1.1
Household/Personal Care	1.1
Oil & Gas	0.9
Transportation	0.8
Manufacturing	0.7
Movies & Entertainment	0.5
Short-Term Investments	32.5

135.5
Liabilities in excess of other assets	(35.5)

100.0%

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 96.3%
COMMON STOCK
ADVERTISING — 1.2%
Getty Images, Inc.*(a)	70,000	$4,819,500

AEROSPACE — 0.6%
Rockwell Collins, Inc.	56,500	2,228,360

BEVERAGES — 0.6%
Constellation Brands, Inc. (Class “A” Stock)*	48,500	2,255,735

BROADCASTING — 1.1%
Univision Communications, Inc. (Class “A” Stock)*	65,500	1,917,185
XM Satellite Radio Holdings, Inc.*(a)	68,500	2,576,970

		4,494,155

BUSINESS SERVICES — 5.4%
Alliance Data Systems Corp.*(a)	196,000	9,306,080
Corporate Executive Board Co. (The)(a)	107,500	7,196,050
Hewitt Associates, Inc. (Class “A” Stock)*(a)	100,000	3,201,000
Robert Half International, Inc.	69,500	2,045,385

		21,748,515

CHEMICALS — 0.4%
Air Products & Chemicals, Inc.(a)	30,500	1,768,085

CLOTHING & APPAREL — 1.8%
Coach, Inc.*	128,000	7,219,200

COMMERCIAL SERVICES — 0.3%
Jackson Hewitt Tax Service Inc.	42,500	1,073,125

COMPUTER HARDWARE — 1.2%
Apple Computer, Inc.*	75,500	4,862,200

COMPUTER SERVICES & SOFTWARE — 8.9%
Adobe Systems, Inc.(a)	53,000	3,325,220
AutoDesk, Inc.	70,000	2,656,500
CACI International, Inc. (Class “A” Stock)*	35,000	2,384,550
Cerner Corp.*(a)	38,500	2,047,045
Cognizant Technology Solutions Corp. (Class “A” Stock)*	159,000	6,730,470
Cognos, Inc. (Canada)*	72,000	3,172,320
Mercury Interactive Corp.*(a)	134,000	6,103,700
NAVTEQ Corp.*	40,000	1,854,400
NCR Corp.*	33,500	2,319,205
TIBCO Software, Inc.*	399,000	5,322,660

		35,916,070

CONSUMER PRODUCTS & SERVICES — 0.8%
Fortune Brands, Inc.	40,000	3,087,200

CONTAINERS & PACKAGING — 1.1%
Pactiv Corp.*	171,600	4,339,764

ELECTRONIC COMPONENTS & EQUIPMENT — 5.3%
Garmin Ltd.	20,000	1,216,800
Harman International Industries, Inc.	41,000	5,207,000
Jabil Circuit, Inc.*	78,000	1,995,240
Zebra Technologies Corp. (Class “A” Stock)*(a)	228,000	12,831,840

		21,250,880

ENTERTAINMENT & LEISURE — 3.1%
Royal Caribbean Cruises Ltd.	119,500	6,505,580
Station Casinos, Inc.(a)	108,500	5,932,780

		12,438,360

FINANCIAL SERVICES — 7.5%
Capital Source, Inc.*(a)	165,500	4,248,385
Chicago Mercantile Exchange Holding, Inc.	14,500	3,316,150
First Marblehead Corp.*	89,000	5,006,250
Investors Financial Services Corp.(a)	116,000	5,797,680
Legg Mason, Inc.	63,750	4,670,325
Moody's Corp.	62,100	5,393,385
Providian Financial Corp.*	112,000	1,844,640

		30,276,815

FINANCIAL-BROKERAGE — 0.8%
Ameritrade Holding Corp.*	211,500	3,007,530

FOOD — 1.1%
Archer-Daniels-Midland Co.	100,500	2,242,155
Hershey Foods Corp.	35,700	1,982,778

		4,224,933

HEALTHCARE SERVICES — 2.9%
AMERIGROUP Corp.*	30,500	2,307,630
PacifiCare Health Systems, Inc.*	38,500	2,176,020
Stericycle, Inc.*	95,000	4,365,250
VCA Antech, Inc.*	131,500	2,577,400

		11,426,300

HOTELS & MOTELS — 2.0%
Marriott International, Inc. (Class “A” Stock)(a)	69,000	4,345,620
MGM Mirage, Inc.*	50,000	3,637,000

		7,982,620

INDUSTRIAL PRODUCTS — 3.1%
Donaldson Co., Inc.(a)	128,300	4,180,014
Fastenal Co.	98,500	6,063,660
Nucor Corp.(a)	41,500	2,172,110

		12,415,784

INTERNET SERVICES — 4.3%
Check Point Software Technologies Ltd.*	157,400	3,876,762
F5 Networks, Inc.*	67,500	3,288,600
Juniper Networks, Inc.*(a)	143,500	3,901,765
Macromedia, Inc.*	69,000	2,147,280

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
McAfee, Inc.*	102,500	$2,965,325
VeriSign, Inc.*	33,500	1,122,920

		17,302,652

MACHINERY & EQUIPMENT — 5.6%
Danaher Corp.	109,000	6,257,690
Eaton Corp.	53,500	3,871,260
Grainger (W.W.), Inc.	46,500	3,097,830
National Oilwell, Inc.*(a)	52,500	1,852,725
Terex Corp.*	65,000	3,097,250
Thermo Electron Corp.*	139,000	4,196,410

		22,373,165

MEDICAL SUPPLIES & EQUIPMENT — 11.1%
Bard, (C.R.), Inc.	89,000	5,694,220
Cytyc Corp.*	147,000	4,052,790
Genzyme Corp.*	65,000	3,774,550
Invitrogen Corp.*	55,000	3,692,150
Kinetic Concepts, Inc.*	90,500	6,905,150
Kyphon, Inc.*	107,000	2,756,320
Martek Biosciences Corp.*(a)	63,500	3,251,200
Protein Design Labs, Inc.*	163,500	3,377,910
ResMed, Inc.*	72,500	3,704,750
Varian Medical Systems, Inc.*	100,500	4,345,620
Zimmer Holdings, Inc.*	42,800	3,429,136

		44,983,796

METALS & MINING — 0.6%
Peabody Energy Corp.	29,000	2,346,390

OIL & GAS — 3.7%
Canadian Natural Resources Ltd.	65,000	2,780,050
Quicksilver Resources, Inc.*(a)	40,000	1,471,200
Smith International, Inc.*	67,700	3,683,557
XTO Energy, Inc.	191,800	6,785,884

		14,720,691

PHARMACEUTICALS — 2.3%
Celgene Corp.*(a)	148,500	3,939,705
Gilead Sciences, Inc.*	149,000	5,213,510

		9,153,215

RESTAURANTS — 1.1%
Starbucks Corp.*(a)	70,000	4,365,200

RETAIL & MERCHANDISING — 7.3%
Abercrombie & Fitch Co.	68,000	3,192,600
Bed Bath & Beyond, Inc.*	84,500	3,365,635
Dick’s Sporting Goods, Inc.*	30,000	1,054,500
Nordstrom, Inc.	45,000	2,102,850
PETsMART, Inc.	185,000	6,573,050
Staples, Inc.	118,500	3,994,635
Whole Foods Market, Inc.(a)	53,000	5,053,550
Williams-Sonoma, Inc.*(a)	106,000	3,714,240

		29,051,060

SEMICONDUCTORS — 4.8%
Altera Corp.*(a)	87,000	1,800,900
ATI Technologies, Inc. (Canada)*	154,000	2,986,060
KLA-Tencor Corp.*	60,000	2,794,800
Marvell Technology Group Ltd.*	88,500	3,139,095
Microchip Technology, Inc.	126,000	3,359,160
Microsemi Corp.*	231,300	4,015,368
Varian Semiconductor Equipment Associates, Inc.*	28,000	1,031,800

		19,127,183

TELECOMMUNICATIONS — 4.2%
American Tower Corp. (Class “A” Stock)*	112,500	2,070,000
Avaya, Inc.*	131,000	2,253,200
Nextel Partners, Inc. (Class “A” Stock)*	425,000	8,304,500
Western Wireless Corp. (Class “A” Stock)*(a)	150,000	4,395,000

		17,022,700

TRANSPORTATION — 2.1%
C.H. Robinson Worldwide, Inc.(a)	42,500	2,359,600
J.B. Hunt Transport Services, Inc.	133,000	5,965,050

		8,324,650

TOTAL LONG-TERM INVESTMENTS (Cost $278,833,164)		385,605,833

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 18.9%
CERTIFICATES OF DEPOSIT — 1.9%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$3,178	3,177,789
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	1,471	1,471,101
First Boston Corp.
2.36%, 01/24/05(b)	598	598,136
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	2,232	2,231,840

		7,478,866

COMMERCIAL PAPER — 1.3%
Citigroup, Inc. 2.304%, 01/10/05(b)	5,353	5,342,736

CORPORATE OBLIGATIONS — 6.0%
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	5,041	5,040,536
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	5,406	5,406,421

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Morgan Stanley
2.33%, 01/03/05(b)(c)	$4,307	$4,306,763
2.33%, 01/03/05(b)(c)	2,286	2,286,354
Natexis Banque NY
2.297%, 01/03/05(b)(c)	1,116	1,115,486
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	1,518	1,517,709
Swedbank NY
2.362%, 01/18/05(b)(c)	4,405	4,404,259

		24,077,528

TIME DEPOSIT — 0.8%
Bank of America NA
1.50%, 01/03/05(b)	3,094	3,093,857

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 4.9%
BlackRock Institutional Money Market Trust(b)(j)	19,786,575	19,786,575

REGISTERED INVESTMENT COMPANIES — 4.0%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	8,031,993	8,031,993
BlackRock Provident Institutional Funds TempFund Portfolio(j)	8,031,992	8,031,992

		16,063,985

TOTAL SHORT-TERM INVESTMENTS (Cost $75,843,547)		75,843,547

TOTAL INVESTMENTS — 115.2% (Cost $354,676,711; Note 5)		461,449,380
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.2%)		(60,896,485)

NET ASSETS — 100.0%		$400,552,895

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $57,914,924; cash collateral of $59,779,562 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Medical Supplies & Equipment	11.1%
Computer Services & Software	8.9
Financial Services	7.5
Retail & Merchandising	7.3
Machinery & Equipment	5.6
Business Services	5.4
Electronic Components & Equipment	5.3
Semiconductors	4.8
Internet Services	4.3
Telecommunications	4.2
Oil & Gas	3.7
Entertainment & Leisure	3.1
Industrial Products	3.1
Healthcare Services	2.9
Pharmaceuticals	2.3
Transportation	2.1
Hotels & Motels	2.0
Clothing & Apparel	1.8
Advertising	1.2
Computer Hardware	1.2%
Broadcasting	1.1
Containers & Packaging	1.1
Food	1.1
Restaurants	1.1
Consumer Products & Services	0.8
Financial-Brokerage	0.8
Aerospace	0.6
Beverages	0.6
Metals & Mining	0.6
Chemicals	0.4
Commercial Services	0.3
Short-Term Investments	18.9

115.2
Liabilities in excess of other assets	(15.2)

100.0%

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.7%
COMMON STOCK
AUTOMOTIVE PARTS — 10.5%
Advance Auto Parts, Inc.*(a)	625,600	$27,326,208
AutoNation, Inc.*(a)	459,500	8,826,995
AutoZone, Inc.*(a)	364,300	33,264,233
BorgWarner, Inc.(a)	621,600	33,672,072
Lear Corp.(a)	562,800	34,336,428

		137,425,936

BEVERAGES — 1.7%
Constellation Brands, Inc. (Class “A” Stock)*(a)	475,600	22,120,156

BUSINESS SERVICES — 2.3%
Manpower, Inc.(a)	623,400	30,110,220

CLOTHING & APPAREL — 6.4%
Liz Claiborne, Inc.	567,200	23,941,512
Reebok International Ltd.(a)	745,400	32,797,600
VF Corp.	490,300	27,152,814

		83,891,926

COMPUTER HARDWARE — 2.7%
Western Digital Corp.*	3,235,600	35,073,904

COMPUTER SERVICES & SOFTWARE — 1.9%
Computer Associates International, Inc.(a)	814,600	25,301,476

CONGLOMERATES — 2.3%
Johnson Controls, Inc.(a)	472,700	29,988,088

CONSUMER PRODUCTS & SERVICES — 4.0%
Black & Decker Corp.(a)	196,800	17,383,344
Whirlpool Corp.(a)	505,100	34,957,971

		52,341,315

FINANCIAL — BANK & TRUST — 8.3%
Astoria Financial Corp.	493,700	19,733,189
Commerce Bancorp, Inc.(a)	374,700	24,130,680
First Horizon National Corp.(a)	763,100	32,897,241
North Fork Bancorp, Inc.	1,113,849	32,134,544

		108,895,654

FINANCIAL SERVICES — 10.9%
Ambac Financial Group, Inc.	379,150	31,139,590
Bear Stearns Cos., Inc.(a)	306,300	31,337,553
CIT Group, Inc.	685,500	31,409,610
IndyMac Bancorp, Inc.	869,000	29,937,050
Waddell & Reed Financial, Inc. (Class “A” Stock)	833,700	19,917,093

		143,740,896

FOOD — 2.3%
Del Monte Foods Co.*	551,400	6,076,428
Fresh Del Monte Produce, Inc.(a)	824,400	24,410,484

		30,486,912

FURNITURE — 1.7%
Mohawk Industries, Inc.*(a)	244,700	22,328,875

HEALTHCARE SERVICES — 8.9%
Coventry Health Care, Inc.*(a)	671,900	35,664,452
Omnicare, Inc.(a)	962,100	33,307,902
Triad Hospitals, Inc.*	881,300	32,793,173
Universal Health Services, Inc. (Class “B” Stock)	333,200	14,827,400

		116,592,927

INDUSTRIAL PRODUCTS — 4.4%
Ingersoll-Rand Co., Ltd. (Class “A” Stock)(a)	304,200	24,427,260
SPX Corp.(a)	814,000	32,608,840

		57,036,100

INSURANCE — 14.3%
Arch Capital Group Ltd.*	470,300	18,200,610
Endurance Specialty Holdings Ltd.	294,500	10,071,900
Jefferson-Pilot Corp.	62,500	3,247,500
PartnerRe Ltd.	429,000	26,572,260
PMI Group, Inc. (The)(a)	711,000	29,684,250
Radian Group, Inc.	611,600	32,561,583
RenaissanceRe Holdings Ltd.	594,200	30,945,936
WellChoice, Inc.*	245,500	13,109,700
WellPoint, Inc.*	201,000	23,115,000

		187,508,739

MACHINERY & EQUIPMENT — 0.3%
Briggs & Stratton Corp.(a)	80,000	3,326,400

OIL & GAS — 6.0%
Pioneer Natural Resources Co.(a)	570,600	20,028,060
Sunoco, Inc.(a)	287,800	23,516,138
XTO Energy, Inc.(a)	976,257	34,539,973

		78,084,171

RESTAURANTS — 3.3%
Darden Restaurants, Inc.	662,400	18,374,976
Ruby Tuesday, Inc.(a)	928,600	24,217,888

		42,592,864

RETAIL & MERCHANDISING — 7.5%
Dollar Tree Stores, Inc.*(a)	350,159	10,042,560
Foot Locker, Inc.	1,199,000	32,289,070

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NBTY, Inc.*	1,010,700	$24,266,907
Pier 1 Imports, Inc.(a)	1,601,400	31,547,580

		98,146,117

TOTAL LONG-TERM INVESTMENTS (Cost $1,082,565,794)		1,304,992,676

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 31.1%
CERTIFICATES OF DEPOSIT — 5.5%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$29,061	29,061,329
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	1,731	1,730,461
First Boston Corp.
2.36%, 01/24/05(b)	2,549	2,549,149
Fortis Bank
2.055%, 06/08/05(b)	600	599,413
UBS Bank
2.315%, 01/18/05(b)	25,102	25,101,891
Westdeutsche Landesbank
1.50%, 01/10/05(b)	13,342	13,338,431

		72,380,674

COMMERCIAL PAPER — 0.1%
Citigroup, Inc.
2.304%, 01/10/05(b)	1,154	1,151,565

CORPORATE OBLIGATIONS — 7.6%
Bank of America NA
2.30% 01/03/05(c)	3,197	3,197,444
Bear Stearns
2.28%, 01/03/05(b)(c)	19,591	19,590,678
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	14,554	14,554,369
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	14,655	14,655,322
Morgan Stanley
2.33%, 01/03/05(b)(c)	16,200	16,199,913
2.33%, 01/03/05(b)(c)	1,353	1,352,910
Natexis Banque NY
2.297%, 01/03/05(b)(c)	12,921	12,919,772
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	3,103	3,102,742
Swedbank NY
2.362%, 01/18/05(b)(c)	13,617	13,614,470

		99,187,620

TIME DEPOSIT — 1.2%
Bank of America NA
1.50%, 01/03/05(b)	15,591	15,591,326

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 13.8%
BlackRock Institutional Money Market Trust(b)(j)	181,910,556	181,910,556

REGISTERED INVESTMENT COMPANY — 2.9%
BlackRock Provident Institutional Funds	37,544,652	37,544,652

TOTAL SHORT-TERM INVESTMENTS (Cost $407,766,393)		407,766,393

TOTAL INVESTMENTS — 130.8% (Cost $1,490,332,187; Note 5)		1,712,759,069
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.8%)		(402,972,805)

NET ASSETS — 100.0%		$1,309,786,264

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $359,332,590; cash collateral of $370,221,741 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Insurance	14.3%
Financial Services	10.9
Automotive Parts	10.5
Healthcare Services	8.9
Financial — Bank & Trust	8.3
Retail & Merchandising	7.5
Clothing & Apparel	6.4
Oil & Gas	6.0
Industrial Products	4.4
Consumer Products & Services	4.0
Restaurants	3.3
Computer Hardware	2.7
Business Services	2.3
Conglomerates	2.3
Food	2.3
Computer Services & Software	1.9
Beverages	1.7
Furniture	1.7
Machinery & Equipment	0.3
Short-Term Investments	31.1

130.8
Liabilities in excess of other assets	(30.8)

100.0%

See Notes to Financial Statements.

AST ALGER ALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.5%
COMMON STOCK
AEROSPACE — 3.2%
General Dynamics Corp.	23,400	$2,447,640
Lockheed Martin Corp.	45,400	2,521,970
United Technologies Corp.	54,400	5,622,240

		10,591,850

BIOTECHNOLOGY — 2.4%
Biogen Idec, Inc.*	34,600	2,304,706
Genentech, Inc.*(a)	60,200	3,277,288
OSI Pharmaceuticals, Inc.*	32,000	2,395,200

		7,977,194

BUSINESS SERVICES — 0.9%
Fair Isaac Corp.	78,300	2,872,044

CHEMICALS — 1.0%
Lubrizol Corp. (The)	94,400	3,479,584

CLOTHING & APPAREL — 1.1%
Coach, Inc.*(a)	65,700	3,705,480

COMMUNICATION EQUIPMENT — 0.4%
Research in Motion Ltd. (Canada)*(a)	15,250	1,256,905

COMPUTER HARDWARE — 1.9%
Apple Computer, Inc.*	73,700	4,746,280
Palmone, Inc.*(a)	46,800	1,476,540

		6,222,820

COMPUTER SERVICES & SOFTWARE — 9.2%
Automatic Data Processing, Inc.	72,300	3,206,505
Brocade Communications Systems, Inc.*(a)	463,600	3,541,904
Cognos, Inc. (Canada)*	59,900	2,639,194
Kanbay International, Inc.*	49,300	1,543,090
Mercury Interactive Corp.*(a)	75,300	3,429,915
Microsoft Corp.	319,000	8,520,489
NAVTEQ Corp.*	81,400	3,773,704
Oracle Corp.*	311,600	4,275,152

		30,929,953

CONGLOMERATES — 1.8%
Tyco International Ltd.	164,000	5,861,360

CONSUMER FINANCE — 1.5%
First Marblehead Corp.*	86,400	4,860,000

CONSUMER PRODUCTS & SERVICES — 1.6%
Johnson & Johnson	82,800	5,251,176

DIVERSIFIED — 1.5%
General Electric Co.	135,300	4,938,450

ELECTRONIC COMPONENTS & EQUIPMENT — 1.8%
Garmin Ltd.(a)	46,900	2,853,396
Zebra Technologies Corp. (Class “A” Stock)*	57,650	3,244,542

		6,097,938

ENERGY EQUIPMENT — 2.2%
National-Oilwell, Inc.*(a)	210,900	7,442,661

ENERGY SERVICES — 1.9%
Peabody Energy Corp.	77,600	6,278,616

ENTERTAINMENT & LEISURE — 5.2%
DreamWorks Animation SKG, Inc.*	7,200	270,072
Royal Caribbean Cruises Ltd.(a)	48,700	2,651,228
Shanda Interactive Entertainment Ltd. [ADR] (China)*(a)	113,400	4,819,500
Time Warner, Inc.*	367,200	7,138,368
Viacom, Inc. (Class “B” Stock)	71,500	2,601,885

		17,481,053

FINANCIAL — BANK & TRUST — 2.5%
Bank of New York Co., Inc. (The)	98,000	3,275,160
East West Bancorp, Inc.	64,650	2,712,714
Wells Fargo & Co.	39,700	2,467,355

		8,455,229

FINANCIAL SERVICES — 3.5%
Capital Source, Inc.*(a)	14,000	359,380
Investors Financial Services Corp.	17,600	879,648
Lehman Brothers Holdings, Inc.	47,400	4,146,552
Merrill Lynch & Co., Inc.	106,300	6,353,551

		11,739,131

HEALTH CARE PROVIDER & SERVICES — 0.5%
Wellpoint, Inc.*	14,600	1,679,000

HEALTHCARE SERVICES — 4.6%
AMERIGROUP Corp.*	41,900	3,170,154
Caremark Rx, Inc.*	114,750	4,524,593
PacifiCare Health Systems, Inc.*	61,200	3,459,024
UnitedHealth Group, Inc.	48,900	4,304,667

		15,458,438

HOTELS & MOTELS — 2.0%
Hilton Hotels Corp.	296,500	6,742,410

INSURANCE — 0.6%
CIGNA Corp.(a)	24,200	1,973,994

INTERNET SERVICES — 6.5%
Check Point Software Technologies Ltd.*	198,550	4,890,287
eBay, Inc.*(a)	44,150	5,133,762
VeriSign, Inc.*	79,550	2,666,516
Yahoo!, Inc.*(a)	242,300	9,129,863

		21,820,428

AST ALGER ALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
INTERNET SOFTWARE & SERVICES — 3.9%
Google, Inc. (Class “A” Stock)*(a)	34,700	$6,700,570
MicroStrategy, Inc. (Class “A” Stock)*	40,150	2,419,038
Netease.com, Inc. [ADR] (China)*(a)	74,800	3,951,684

		13,071,292

MEDICAL SUPPLIES & EQUIPMENT — 5.5%
Beckman Coulter, Inc.	42,300	2,833,677
Fisher Scientific International, Inc.*	66,100	4,123,318
Genzyme Corp.*	66,650	3,870,366
Kinetic Concepts, Inc.*	67,900	5,180,770
Serologicals Corp.*	115,300	2,550,436

		18,558,567

OIL & GAS — 4.8%
BP PLC [ADR] (United Kingdom)	61,900	3,614,960
EOG Resources, Inc.(a)	53,900	3,846,304
Patterson-UTI Energy, Inc.	170,300	3,312,335
Schlumberger Ltd.	36,000	2,410,200
Talisman Energy, Inc. (Canada)	102,200	2,755,312

		15,939,111

PHARMACEUTICALS — 8.1%
Allergan, Inc.	20,700	1,678,149
Gilead Sciences, Inc.*	183,300	6,413,666
IVAX Corp.*(a)	245,350	3,881,437
Novartis AG [ADR] (Switzerland)	37,100	1,875,034
Pfizer, Inc.	173,540	4,666,491
Sanofi-Sythelabo SA [ADR] (France)	61,400	2,459,070
Schering-Plough Corp.(a)	174,700	3,647,736
Sepracor, Inc.*	44,100	2,618,217

		27,239,800

RAILROADS — 1.1%
Burlington Northern Santa Fe Corp.	78,800	3,728,028

RETAIL & MERCHANDISING — 4.9%
Abercrombie & Fitch Co.	73,000	3,427,350
Bed Bath & Beyond, Inc.*	101,400	4,038,762
CVS Corp.	119,400	5,381,358
Lowe’s Cos., Inc.	59,400	3,420,846

		16,268,316

SEMICONDUCTORS — 4.5%
Advanced Micro Devices, Inc.*(a)	118,900	2,618,178
ATI Technologies, Inc. (Canada)*	251,000	4,866,890
Broadcom Corp. (Class “A” Stock)*	26,750	863,490
Intel Corp.	105,000	2,455,950
Skyworks Solutions, Inc.*(a)	435,800	4,109,594

		14,914,102

TELECOMMUNICATIONS — 5.1%
Motorola, Inc.	195,000	3,354,000
Nokia Corp. (Class “A” Stock) [ADR] (Finland)(a)	393,200	6,161,444
Qualcomm, Inc.	95,800	4,061,920
SpectraSite, Inc.*	62,100	3,595,590

		17,172,954

TRANSPORTATION — 2.8%
FedEx Corp.(a)	38,000	3,742,620
UTI Worldwide, Inc. (British Virgin Islands)	83,100	5,652,462

		9,395,082

TOTAL LONG-TERM INVESTMENTS (Cost $288,253,310)		329,402,966

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 17.8%
CERTIFICATES OF DEPOSIT — 0.3%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$5	4,631
First Boston Corp.
2.36%, 01/24/05(b)	524	524,327
Fortis Bank NY
2.055%, 06/08/05(b)	588	587,531

		1,116,489

COMMERCIAL PAPER — 0.1%
Ticonderoga Funding, LLC
2.35%, 01/14/05(b)	215	215,058

CORPORATE OBLIGATIONS — 6.0%
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	551	550,598
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	4,525	4,524,631
Morgan Stanley
2.33%, 01/03/05(b)(c)	8,559	8,558,728
Natexis Banque NY
2.297%, 01/03/05(b)(c)	4,473	4,472,305
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	1,953	1,953,288

		20,059,550

TIME DEPOSIT — 0.8%
Bank of America NA
1.50%, 01/03/05(b)	2,523	2,522,597

AST ALGER ALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY — 9.0%
BlackRock Institutional Money Market Trust(b)(j)	30,443,276	$30,443,276

REGISTERED INVESTMENT COMPANIES — 1.6%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	2,595,589	2,595,589
BlackRock Provident Institutional Funds TempFund Portfolio(j)	2,595,589	2,595,589

		5,191,178

TOTAL SHORT-TERM INVESTMENTS (Cost $59,548,148)		59,548,148

TOTAL INVESTMENTS — 116.3% (Cost $347,801,458; Note 5)		388,951,114
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.3%)		(54,520,647)

NET ASSETS — 100.0%		$334,430,467

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depositary Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $51,878,979; cash collateral of $54,356,970 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Computer Services & Software	9.2%
Pharmaceuticals	8.1
Internet Services	6.5
Medical Supplies & Equipment	5.5
Entertainment & Leisure	5.2
Telecommunications	5.1
Retail & Merchandising	4.9
Oil & Gas	4.8
Healthcare Services	4.6
Semiconductors	4.5
Internet Software & Services	3.9
Financial Services	3.5
Aerospace	3.2
Transportation	2.8
Financial — Bank & Trust	2.5
Biotechnology	2.4
Energy Equipment	2.2
Hotels & Motels	2.0
Computer Hardware	1.9
Energy Services	1.9%
Conglomerates	1.8
Electronic Components & Equipment	1.8
Consumer Products & Services	1.6
Consumer Finance	1.5
Diversified	1.5
Clothing & Apparel	1.1
Railroads	1.1
Chemicals	1.0
Business Services	0.9
Insurance	0.6
Health Care Providers & Services	0.5
Communication Equipment	0.4
Short-Term Investments	17.8

116.3
Liabilities in excess of other assets	(16.3)

100.0%

See Notes to Financial Statements.

AST GABELLI ALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 97.9%
COMMON STOCK
AEROSPACE — 1.1%
Curtiss-Wright Corp. (Class “B” Stock)	1,400	$78,764
General Dynamics Corp.	2,000	209,200
Northrop Grumman Corp.	12,400	674,064
Sequa Corp. (Class “A” Stock)*	12,000	733,800
Titan Corp.*	30,000	486,000

		2,181,828

AUTOMOBILE MANUFACTURERS — 2.0%
DaimlerChrysler AG (Germany)(a)	40,000	1,922,000
Monaco Coach Corp.	8,000	164,560
Navistar International Corp.*(a)	35,000	1,539,300
PACCAR, Inc.	4,500	362,160

		3,988,020

AUTOMOTIVE PARTS — 3.9%
AutoNation, Inc.*(a)	80,000	1,536,800
AutoZone, Inc.*(a)	2,000	182,620
BorgWarner, Inc.	27,000	1,462,590
Dana Corp.	147,000	2,547,510
Genuine Parts Co.	40,000	1,762,400
Midas, Inc.*	10,000	200,000

		7,691,920

BEVERAGES — 1.6%
Coca-Cola Co.	30,000	1,248,900
Coca-Cola Hellenic Bottling Co. SA [ADR] (Greece)	2,000	47,300
Fomento Economico Mexicano SA de CV [ADR] (Mexico)	35,000	1,841,350
Pernod Ricard SA (France)	500	76,594

		3,214,144

BROADCASTING — 10.0%
Beasley Broadcast Group, Inc.*	7,500	131,475
Belo Corp. (Class “A” Stock)	10,000	262,400
Crown Media Holdings, Inc.*	58,000	498,800
Fox Entertainment Group, Inc. (Class “A” Stock)*	75,000	2,344,500
Gray Television, Inc.	20,000	310,000
Grupo Televisa SA [ADR] (Brazil)	22,000	1,331,000
Liberty Corp. (The)	5,000	219,800
Liberty Media Corp. (Class “A” Stock)*(a)	380,000	4,172,400
Liberty Media Corp. (Class “B” Stock)*	500	5,800
Liberty Media International, Inc. (Class “A” Stock)*(a)	35,000	1,618,050
Liberty Media International, Inc. (Class “B” Stock)*	30	1,468
Lin TV Corp. (Class “A” Stock)*	30,000	573,000
Media General, Inc. (Class “A” Stock)	20,000	1,296,200
Mediaset SPA (Italy)	11,000	139,500
Meredith Corp.	6,000	325,200
Modern Times Group AB (Class “B” Stock) (Sweden)*	1,600	43,579
News Corp Inc., (Class “A” Stock)	49,366	921,170
News Corp Inc., (Class “B” Stock)(a)	7,000	134,400
Paxson Communications Corp.*	80,000	110,400
Publishing & Broadcasting Ltd. (Australia)	12,000	164,619
Scripps, (E.W.) Co. (Class “A” Stock)	56,000	2,703,680
UnitedGlobalCom, Inc. (Class “A” Stock)*	213,509	2,062,497
Young Broadcasting, Inc. (Class “A” Stock)*	25,000	264,000

		19,633,938

BUILDING MATERIALS — 0.6%
Bouygues SA (France)	1,750	80,875
CRH PLC (Ireland)	5,000	133,750
Skyline Corp.	15,000	612,001
Thomas Industries, Inc.	10,000	399,200

		1,225,826

CABLE TELEVISION — 2.4%
Cablevision Systems New York Group (Class “A” Stock)*	100,000	2,490,000
Comcast Corp. (Class “A” Stock)*	20,000	665,600
DIRECTV Group, Inc. (The)*	40,000	669,600
EchoStar Communications Corp. (Class “A” Stock)(a)	25,000	831,000
Nippon Television Network Corp. (Japan)	400	60,076
PrimaCom AG [ADR] (Germany)*	14,400	14,093

		4,730,369

CHEMICALS — 2.4%
Albemarle Corp.	10,000	387,100
Dow Chemical Co.	16,000	792,160
Great Lakes Chemical Corp.(a)	33,000	940,170
Hercules, Inc.*(a)	95,000	1,410,750
Sensient Technologies Corp.(a)	50,000	1,199,500

		4,729,680

CLOTHING & APPAREL — 0.1%
Dior, (Christian) SA (France)	1,400	95,243
Swatch Group AG (Switzerland)	700	102,743

		197,986

COMPUTER HARDWARE — 0.2%
Hewlett-Packard Co.	17,365	364,144

COMPUTER SERVICES & SOFTWARE — 0.3%
Microsoft Corp.	20,000	534,200

AST GABELLI ALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
CONGLOMERATES — 3.1%
Alleghany Corp.*	1,800	$513,450
Cendant Corp.	27,800	649,964
Honeywell International, Inc.	109,000	3,859,690
ITT Industries, Inc.	12,000	1,013,400

		6,036,504

CONSTRUCTION — 0.8%
Fleetwood Enterprises, Inc.*	100,000	1,346,000
Sekisui House Ltd. (Japan)	6,000	69,913
Technip-Coflexip SA (France)	400	73,943

		1,489,856

CONSUMER PRODUCTS & SERVICES — 2.9%
Altadis SA (Spain)	3,000	137,420
Church and Dwight Co., Inc.	18,000	605,160
Clorox Co.	8,000	471,440
Energizer Holdings, Inc.*	42,000	2,086,980
Gallaher Group PLC [ADR] (Great Britain)	1,000	60,710
Mattel, Inc.	15,000	292,350
Procter & Gamble Co.	26,000	1,432,080
Rayovac Corp.*	15,000	458,400
Secom Co., Ltd. (Japan)	1,500	60,018

		5,604,558

CONTAINERS & PACKAGING — 0.1%
Greif, Inc. (Class “A” Stock)	4,000	224,000

DIVERSIFIED MANUFACTURING OPERATIONS — 0.2%
General Electric Co.	9,000	328,500

ELECTRONIC COMPONENTS & EQUIPMENT — 1.8%
Agere Systems, Inc. (Class “B” Stock)*	100,000	135,000
AMETEK, Inc.	18,000	642,060
CTS Corp.	35,000	465,150
Keyence Corp. (Japan)	400	89,626
Magnetek, Inc.*	22,000	151,800
Molex, Inc.	20,000	533,000
Thomas & Betts Corp.*	45,000	1,383,750
Tokyo Electron Ltd. (Japan)	800	49,263

		3,449,649

ENTERTAINMENT & LEISURE — 6.5%
Disney, (Walt) Co.	80,000	2,224,000
Dover Downs Gaming & Entertainment, Inc.	15,365	201,282
Dover Motorsports, Inc.	30,000	171,900
Gaylord Entertainment Co. (Class “A” Stock)*	18,000	747,540
Gemstar-TV Guide International, Inc.*	170,000	1,006,400
Greek Organization of Football Prognostics (Greece)	3,000	83,023
Hilton Group PLC (United Kingdom)	20,000	109,242
Kerzner International Ltd.*	4,000	240,200
MGM Mirage*	15,000	1,091,100
Pixar, Inc.*	100	8,561
Time Warner, Inc.*	200,000	3,888,000
Viacom, Inc.	38,000	1,409,040
Vivendi Universal SA [ADR] (France)*	46,500	1,491,255

		12,671,543

ENVIRONMENTAL SERVICES — 1.2%
Waste Management, Inc.	80,000	2,395,200

FINANCIAL — BANK & TRUST — 2.1%
Bank of America Corp.	5,000	234,950
Bank of Ireland [ADR] (Ireland)	1,700	113,458
Bank of New York Co., Inc. (The)	23,000	768,660
Deutsche Bank AG [ADR] (Germany)	13,000	1,157,130
Lloyds TSB Group PLC (Great Britain)	6,000	54,487
UBS AG [ADR] (Germany)	1,600	134,144
Wilmington Trust Corp.	45,000	1,626,750

		4,089,579

FINANCIAL SERVICES — 5.8%
American Express Co.(a)	96,000	5,411,520
BKF Capital Group, Inc.	7,000	265,300
Citigroup, Inc.	8,000	385,440
Countrywide Financial Corp.(a)	13,998	518,066
Irish Life & Permanent PLC (Ireland)	4,000	74,106
J.P. Morgan Chase & Co.	13,500	526,635
Lehman Brothers Holdings, Inc.	4,000	349,920
Merrill Lynch & Co., Inc.	15,000	896,550
Nikko Securities Co. Ltd. (Japan)	15,000	79,487
PNC Financial Services Group	15,000	861,600
Price, (T. Rowe) Group, Inc.	30,000	1,866,000

		11,234,624

FOOD — 7.6%
Ajinomoto Co., Inc. (Japan)	5,000	59,530
Albertson’s, Inc.(a)	35,000	835,800
Archer-Daniels-Midland Co.	140,000	3,123,400
Del Monte Foods Co.*	10,000	110,200
Diageo PLC [ADR] (Great Britain)	26,500	1,533,820
Flowers Foods, Inc.	52,000	1,642,160
General Mills, Inc.	47,000	2,336,370
Heinz, (H.J.) Co.	30,000	1,169,700
Kellogg Co.	5,000	223,300
Safeway, Inc.*(a)	80,000	1,579,200
Weis Markets, Inc.	15,000	578,550
Wrigley, (Wm., Jr.) Co.	25,000	1,729,750

		14,921,780

HOTELS & MOTELS — 0.2%
Hilton Hotels Corp.	15,000	341,100

AST GABELLI ALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
INDUSTRIAL PRODUCTS — 3.6%
Cooper Industries Ltd. (Class “A” Stock)	50,000	$3,394,500
Crane Co.(a)	65,000	1,874,600
Ingersoll-Rand Co., Ltd. (Class “A” Stock)	4,000	321,200
Myers Industries, Inc.	25,000	320,000
Precision Castparts Corp.	17,000	1,116,560

		7,026,860

INSURANCE — 1.0%
Allianz AG [ADR] (Germany)	4,000	53,160
Argonaut Group, Inc.*	14,000	295,820
Aviva PLC (United Kingdom)	6,000	72,342
Hartford Financial Services Group, Inc. (The)	5,000	346,550
Leucadia National Corp.	4,000	277,920
Marsh & McLennan Cos., Inc.	10,000	329,000
Riunione Adriatica di Sicurta SpA (Italy)	3,800	85,948
St. Paul Cos., Inc.	4,501	166,852
White Mountain Insurance Group	600	387,600

		2,015,192

INTERNET SERVICES — 0.2%
Checkfree Corp.*	3,000	114,240
eBay, Inc.*	200	23,256
InterActiveCorp*(a)	6,000	165,720

		303,216

MACHINERY & EQUIPMENT — 1.9%
Deere & Co.	20,000	1,488,000
Flowserve Corp.*	16,000	440,640
Gencorp, Inc.	30,000	557,100
Thermo Electron Corp.*	39,000	1,177,410

		3,663,150

MEDICAL SUPPLIES & EQUIPMENT — 2.4%
Baxter International, Inc.	8,000	276,320
Bio-Rad Laboratories, Inc.*	2,000	114,740
DENTSPLY International, Inc.	3,000	168,600
ICU Medical, Inc.*(a)	15,000	410,100
Inamed Corp.*	15,000	948,750
Invitrogen Corp.*	6,000	402,780
Owens & Minor, Inc.	15,000	422,550
Patterson Companies, Inc.*	3,000	130,170
Schein, (Henry), Inc.*	10,000	696,400
Smith & Nephew PLC (Great Britain)	1,000	51,760
Straumann Holding AG (Germany)	320	66,415
Sybron Dental Specialties, Inc.*	27,000	955,259
Synthes, Inc. (Switzerland)*	700	78,489
William Demant Holdings A.S (Denmark)*	1,000	46,962

		4,769,295

METALS & MINING — 0.7%
Alcan, Inc. (Canada)	8,000	392,320
Alcoa, Inc.	17,000	534,140
Harmony Gold Mining Co. [ADR] (South Africa) (a)	7,000	64,890
Newmont Mining Corp.	7,000	310,870

		1,302,220

OIL & GAS — 5.1%
Baker Hughes, Inc.(a)	8,200	349,894
Burlington Resources, Inc.	50,000	2,175,000
ConocoPhillips	18,563	1,611,825
Devon Energy Corp.(a)	30,000	1,167,600
El Paso Corp.	56,000	582,400
Eni SpA [ADR] (Italy)(a)	1,000	125,840
ENSCO International, Inc.	4,000	126,960
Equitable Resources, Inc.(a)	5,000	303,300
Halliburton Co.(a)	7,000	274,680
Kerr-McGee Corp.(a)	20,000	1,155,800
National Fuel Gas Co.	18,000	510,120
ONEOK, Inc.	30,000	852,600
Petroleo Brasileiro SA (Brazil)	1,000	39,780
Questar Corp.	10,000	509,600
Total SA [ADR] (France)	1,100	120,824

		9,906,223

PAPER & FOREST PRODUCTS — 0.1%
International Paper Co.	5,000	210,000

PHARMACEUTICALS — 1.6%
AstraZeneca PLC [ADR] (United Kingdom)	1,200	43,668
Bristol-Meyers Squibb Co.	20,000	512,400
GlaxoSmithKline PLC [ADR] (United Kingdom)	1,500	71,085
Merck & Co., Inc.(a)	10,000	321,400
Novartis AG [ADR] (Switzerland)	2,300	116,242
Pfizer, Inc.	48,000	1,290,720
Roche Holding AG (Switzerland)	900	103,606
Sanofi-Sythelabo SA [ADR]	2,575	103,129
Takeda Chemical Industries Ltd. (Japan)	1,500	75,534
Wyeth	10,000	425,900

		3,063,684

PRINTING & PUBLISHING — 5.2%
Knight-Ridder, Inc.	14,000	937,160
McGraw-Hill Cos., Inc.	5,000	457,700
New York Times Co. (Class “A” Stock)(a)	30,000	1,224,000
Pearson PLC [ADR] (Great Britain)	5,300	64,448
PRIMEDIA, Inc.*	40,000	152,000
Pulitzer, Inc.	30,000	1,945,500

AST GABELLI ALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Readers Digest Association, Inc.	20,894	$290,636
Tribune Co.	80,000	3,371,200
Washington Post Co. (Class “B” Stock)	1,700	1,671,134

		10,113,778

REAL ESTATE
Cheung Kong Holdings Ltd. (Hong Kong)	5,000	49,854

RETAIL & MERCHANDISING — 0.9%
Big 5 Sporting Goods Corp.	5,000	145,700
Compagnie Financiere Richemont AG (Switzerland)	3,700	123,160
Matsumotokiyoshi Co. Ltd. (Japan)	2,100	59,842
Neiman Marcus Group, Inc. (Class “A” Stock)	17,000	1,216,180
Tiffany & Co.	5,000	159,850

		1,704,732

SEMICONDUCTORS — 1.0%
Applied Materials, Inc.*(a)	15,000	256,500
Freescale Semiconductor, Inc. (Class “B” Stock)*	12,000	220,320
Rohm Co. Ltd. (Japan)	600	62,067
Texas Instruments, Inc.(a)	61,000	1,501,820

		2,040,707

TELECOMMUNICATIONS — 10.3%
AT&T Corp.(a)	20,000	381,200
BCE, Inc.	25,000	603,250
BT Group PLC [ADR] (Great Britain)	15,000	592,950
CenturyTel, Inc.(a)	65,000	2,305,550
Cincinnati Bell, Inc.*	140,000	581,000
Commonwealth Telephone Enterprises	14,490	719,573
Corning, Inc.*(a)	180,000	2,118,600
France Telecom SA [ADR] (France)	1,000	33,080
Ito-Yokado Co. Ltd. (Japan)	2,000	83,927
KDDI Corp. (Japan)	16	86,191
Lucent Technologies, Inc.*(a)	150,000	564,000
MMO2 PLC [ADR] (Great Britain)*	60,000	1,414,200
Motorola, Inc.	105,000	1,806,000
Nextel Communications, Inc. (Class “A” Stock)*(a)	10,000	300,000
Nextel Partners, Inc. (Class “A” Stock)*	15,000	293,100
Nortel Networks Corp. (Canada)*	130,000	453,700
Price Communications Corp.*	31,500	585,585
Qualcomm, Inc.	4,000	169,600
Qwest Communications International, Inc.*	280,000	1,243,200
Sprint Corp.	95,000	2,360,749
Telecom Italia SPA (Italy)	25,000	102,284
Telefonica Moviles SA (Spain)	7,700	96,917
Telephone & Data Systems, Inc.	16,000	1,231,200
United States Cellular Corp.*	35,000	1,566,600
Verizon Communications, Inc.	3,000	121,530
Vodafone Group PLC [ADR] (United Kingdom)	4,000	109,520
Western Wireless Corp. (Class “A” Stock)*(a)	10,000	293,000

		20,216,506

UTILITIES — 7.0%
AES Corp.*	52,500	717,675
Allegheny Energy, Inc.*	100,000	1,971,000
Aquila, Inc.*	80,000	295,200
CH Energy Group, Inc.	7,000	336,350
Cinergy Corp.	36,000	1,498,680
Constellation Energy Group, Inc.	30,000	1,311,300
DPL, Inc.	18,000	451,980
Duquesne Light Holdings, Inc.(a)	30,000	565,500
El Paso Electric Co.*	37,000	700,780
Great Plains Energy, Inc.(a)	40,000	1,211,200
Mirant Corp.*	200,000	72,100
Northeast Utilities	70,000	1,319,500
PPL Corp.	2,000	106,560
Sierra Pacific Resources*	30,000	315,000
Teco Energy, Inc.(a)	35,000	536,900
Unisource Energy Corp.	30,000	723,300
Wisconsin Energy Corp.	18,000	606,780
Xcel Energy, Inc.	50,000	910,000

		13,649,805

TOTAL LONG-TERM INVESTMENTS (Cost $147,930,712)		191,314,170

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 19.9%
CERTIFICATES OF DEPOSIT — 5.6%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$1,800	1,800,113
First Boston Corp.
2.36%, 01/24/05(b)	5,373	5,373,027
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	1,503	1,503,361
UBS Bank
2.315%, 01/18/05(b)	2,353	2,353,108

		11,029,609

CORPORATE OBLIGATIONS — 7.9%
Bear Stearns
2.28%, 01/03/05(b)(c)	728	728,365
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	4,540	4,540,176
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	728	727,935

AST GABELLI ALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Morgan Stanley
2.33%, 01/03/05(b)(c)	$2,538	$2,537,674
Natexis Banque NY
2.297%, 01/03/05(b)(c)	3,283	3,282,973
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	1,348	1,347,953
Swedbank NY
2.362%, 01/18/05(b)(c)	2,207	2,206,495

		15,371,571

TIME DEPOSIT — 0.7%
Bank of America NA
1.50%, 01/03/05(b)	1,380	1,380,244

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 3.5%
BlackRock Institutional Money Market Trust(b)(j)	6,842,068	6,842,068

REGISTERED INVESTMENT COMPANIES — 2.2%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	2,157,264	2,157,264
BlackRock Provident Institutional Funds TempFund Portfolio(j)	2,157,264	2,157,264

		4,314,528

TOTAL SHORT-TERM INVESTMENTS (Cost $38,938,020)		38,938,020

TOTAL INVESTMENTS — 117.8% (Cost $186,868,732; Note 5)		230,252,190
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.8%)		(34,870,034)

NET ASSETS — 100.0%		$195,382,156

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $33,207,455; cash collateral of $34,623,492 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Telecommunications	10.3%
Broadcasting	10.0
Food	7.6
Utilities	7.0
Entertainment & Leisure	6.5
Financial Services	5.8
Printing & Publishing	5.2
Oil & Gas	5.1
Automotive Parts	3.9
Industrial Products	3.6
Conglomerates	3.1
Consumer Products & Services	2.9
Cable Television	2.4
Chemicals	2.4
Medical Supplies & Equipment	2.4
Financial — Bank & Trust	2.1
Automobile Manufacturers	2.0
Machinery & Equipment	1.9
Electronic Components & Equipment	1.8
Beverages	1.6
Pharmaceuticals	1.6
Environmental Services	1.2
Aerospace	1.1%
Insurance	1.0
Semiconductors	1.0
Retail & Merchandising	0.9
Construction	0.8
Metals & Mining	0.7
Building Materials	0.6
Computer Services & Software	0.3
Computer Hardware	0.2
Diversified Manufacturing Operations	0.2
Hotels & Motels	0.2
Internet Services	0.2
Clothing & Apparel	0.1
Containers & Packaging	0.1
Paper & Forest Products	0.1
Short-Term Investments	19.9

117.8
Liabilities in excess of other assets	(17.8)

100.0%

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 96.6%
COMMON STOCK
BUILDING & REAL ESTATE — 3.7%
AMB Property Corp. [REIT]	36,100	$1,458,079
Archstone Smith Trust [REIT]	32,500	1,244,750
Boston Properties, Inc. [REIT]	18,700	1,209,329
Camden Property Trust [REIT](a)	22,700	1,157,700
Catellus Development Corp. [REIT]	40,985	1,254,141
Duke-Weeks Realty Corp. [REIT]	36,030	1,230,064
Saint Joe Corp.	20,300	1,303,260

		8,857,323

CHEMICALS — 9.3%
Agrium, Inc. (Canada)	87,800	1,479,430
Dow Chemical Co.	62,300	3,084,473
DuPont, (E.I.) de Nemours & Co.	48,500	2,378,925
Lyondell Chemical Co.(a)	97,090	2,807,843
Nova Chemicals Corp. (Canada)	30,300	1,433,190
Potash Corp. of Saskatchewan, Inc. (Canada)	87,900	7,300,974
The Mosaic Co.*	146,900	2,397,408
UAP Holding Corp.*	71,000	1,226,170

		22,108,413

CONTAINERS & PACKAGING — 1.7%
Packaging Corp. of America(a)	79,800	1,879,290
Smurfit-Stone Container Corp.*(a)	117,962	2,203,530

		4,082,820

DIVERSIFIED METALS — 6.0%
Companhia Vale Do Rio Doce (Class “A” Shares) [ADR] (Brazil)	66,600	1,623,708
Companhia Vale Do Rio Doce [ADR] (Brazil)	155,200	4,502,352
Inco Ltd. (Canada)*	52,600	1,934,628
Nucor Corp.(a)	120,200	6,291,268

		14,351,956

ENERGY SERVICES — 1.6%
Massey Energy Co.(a)	33,100	1,156,845
Peabody Energy Corp.	19,000	1,537,290
W-H Energy Services, Inc.*	44,800	1,001,728

		3,695,863

EXPLORATION & PRODUCTION — 6.5%
Devon Energy Corp.(a)	132,714	5,165,229
Encore Acquisition Co.*	39,700	1,385,927
Kerr-McGee Corp.(a)	42,026	2,428,683
Murphy Oil Corp.	76,400	6,146,379
Nexen, Inc. (Canada)	6,800	276,420

		15,402,638

FARMING & AGRICULTURE — 0.7%
Delta and Pine Land Co.	65,300	1,781,384

GAS TRANSMISSION & DISTRIBUTION — 0.4%
Gazprom [ADR] (Russia) 144A (cost $513,074; purchased 07/02/03-08/04/04)(g)	25,000	887,500

INTEGRATED PETROLEUM — 17.1%
Amerada Hess Corp.	35,500	2,924,490
Baker Hughes, Inc.(a)	125,200	5,342,284
BP PLC [ADR] (United Kingdom)	103,400	6,038,560
ChevronTexaco Corp.	54,756	2,875,238
ENI Co. SpA [ADR] (Italy)(a)	27,000	3,397,680
Exxon Mobil Corp.	129,800	6,653,547
Lukoil [ADR] (Russia)	7,600	922,640
Marathon Oil Corp.	41,400	1,557,054
Royal Dutch Petroleum Co.	105,000	6,024,900
Total Fina SA [ADR] (France)	43,900	4,821,976

		40,558,369

MACHINERY & EQUIPMENT — 5.1%
Bucyrus International, Inc. (Class “A” Stock)	24,400	991,616
Cooper Cameron Corp.*(a)	59,800	3,217,838
Deere & Co.	51,200	3,809,280
Grant Prideco, Inc.*	67,300	1,349,365
Hydril Co.*	55,100	2,507,601
Joy Global, Inc.	7,800	338,754

		12,214,454

METALS & MINING — 12.5%
Alcoa, Inc.	62,384	1,960,105
Arch Coal, Inc.	92,500	3,287,450
BHP Billiton Ltd. (Australia)	494,800	5,949,996
JSC MMC Norilsk Nickel [ADR] (Russia)	23,700	1,315,350
Newmont Mining Corp.	160,526	7,128,960
Rio Tinto PLC (United Kingdom)	117,300	3,452,385
Teck Cominco Ltd. (Class “B” Stock) (Canada)*(a)	216,800	6,679,608

		29,773,854

NON-FERROUS METALS — 0.7%
Phelps Dodge Corp.(a)	16,100	1,592,612

OIL & GAS — 10.1%
Bill Barrett Corp.*	10,700	342,293
Diamond Offshore Drilling, Inc.(a)	129,500	5,186,475
GlobalSantaFe Corp.(a)	50,900	1,685,299
Helmerich & Payne, Inc.	11,700	398,268
Nabors Industries Ltd.*	20,000	1,025,800
Petroleo Brasileiro SA [ADR] (Brazil)	34,500	1,249,245
Premcor, Inc.	29,100	1,227,147
Schlumberger Ltd.	58,200	3,896,490

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Statoil ASA (Norway)	211,800	$3,322,134
Tidewater, Inc.(a)	21,600	769,176
Transocean, Inc.*	116,100	4,921,479

		24,023,806

PAPER & FOREST PRODUCTS — 6.9%
Abitibi-Consolidated, Inc. (Canada)*	162,100	1,121,732
Bowater, Inc.	52,300	2,299,631
International Paper Co.	94,800	3,981,600
Kimberly-Clark Corp.	35,200	2,316,512
MeadWestvaco Corp.	80,500	2,728,145
Neenah Paper, Inc.*	1,066	34,752
Potlatch Corp.(a)	37,100	1,876,518
Weyerhaeuser Co.	32,500	2,184,650

		16,543,540

PETROLEUM EXPLORATION & PRODUCTION — 11.4%
Anadarko Petroleum Corp.	23,400	1,516,554
BG Group PLC (United Kingdom)	261,800	1,779,311
BJ Services Co.	75,600	3,518,424
Burlington Resources, Inc.	73,600	3,201,600
Canadian Natural Resources Ltd. (Canada)	65,200	2,788,604
ConocoPhillips	57,139	4,961,379
FMC Technologies, Inc.*	34,000	1,094,800
Noble Corp.*(a)	47,500	2,362,650
Pioneer Natural Resources Co.	16,400	575,640
Smith International, Inc.*(a)	55,200	3,003,432
Ultra Petroleum Corp.*	6,900	332,097
Unocal Corp.	38,900	1,682,036
XTO Energy, Inc.	9,457	334,589

		27,151,116

PRECIOUS METALS — 2.1%
Impala Platinum Holdings, Ltd. (South Africa)	10,200	867,238
Meridian Gold, Inc.*	108,600	2,060,142
Placer Dome, Inc. (Canada)	107,400	2,025,564

		4,952,944

RAILROADS — 0.8%
Burlington Northern Santa Fe Corp.	27,700	1,310,487
Union Pacific Corp.	9,800	659,050

		1,969,537

TOTAL LONG-TERM INVESTMENTS (Cost $178,209,383)		229,948,129

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
SHORT-TERM INVESTMENTS — 18.0%
CERTIFICATE OF DEPOSIT — 1.5%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$623	$622,756
CS First Boston Corp.
2.36%, 01/24/05(b)	2,295	2,294,519
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	591	590,972
		3,508,247
COMMERCIAL PAPER — 2.7%
Citigroup Inc.
2.304%, 01/10/05(b)	4,427	4,418,019
Wal-Mart Funding Corp. 2.37%, 01/20/05 144A (cost $1,997,498; purchased 12/21/04)(g)(h)	2,000	1,997,498
		6,415,517
CORPORATE OBLIGATIONS — 4.5%
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	2,951	2,950,872
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	1,599	1,598,859
Morgan Stanley
2.33%, 01/03/05(b)(c)	1,880	1,879,931
Natexis Banque NY
2.297%, 01/03/05(b)(c)	2,081	2,080,495
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	1,549	1,549,171
Swedbank NY
2.362%, 01/18/05(b)(c)	730	730,223

		10,789,551

TIME DEPOSIT — 0.7%
Bank of America NA
1.50%, 01/03/05(b)	1,644	1,644,465

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 6.1%
BlackRock Institutional Money Market Trust(b)(j)	14,642,379	14,642,378

REGISTERED INVESTMENT COMPANY — 2.5%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	5,911,459	5,911,459

TOTAL SHORT-TERM INVESTMENTS (Cost $42,911,617)		42,911,617

TOTAL INVESTMENTS — 114.6% (Cost $221,121,000; Note 5)		272,859,746
LIABILITIES IN EXCESS OF OTHER
ASSETS — (14.6%)		(34,770,449)

NET ASSETS — 100.0%		$238,089,297

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $34,032,616; cash collateral of $35,002,660 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $2,510,572. The aggregate value, $2,884,998, represents 1.21% of net assets.
(h)	Indicates a restricted security; the aggregate cost of the restricted securities is $1,997,498. The aggregate value, $1,997,498, is approximately 0.84% of net assets.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Integrated Petroleum	17.1%
Metals & Mining	12.5
Petroleum Exploration & Production	11.4
Oil & Gas	10.1
Chemicals	9.3
Paper & Forest Products	6.9
Exploration & Production	6.5
Diversified Metals	6.0
Machinery & Equipment	5.1
Building & Real Estate	3.7
Precious Metals	2.1
Containers & Packaging	1.7
Energy Services	1.6
Railroads	0.8
Farming & Agriculture	0.7
Non-Ferrous Metals	0.7
Gas Transmission & Distribution	0.4
Short-Term Investments	18.0

114.6
Liabilities in excess of other assets	(14.6)

100.0%

See Notes to Financial Statements.

AST ALLIANCE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 100.2%
COMMON STOCK
BROADCASTING — 1.9%
Scripps, (E.W.) Co. (Class “A” Stock)	101,900	$4,919,733

COMPUTER HARDWARE — 7.0%
Apple Computer, Inc.*	45,000	2,898,000
Dell, Inc.*	286,900	12,089,966
Network Appliance, Inc.*	89,800	2,983,156

		17,971,122

COMPUTER SERVICES & SOFTWARE — 10.6%
Cisco Systems, Inc.*	249,600	4,817,280
Electronic Arts, Inc.*	148,000	9,128,640
EMC Corp.*	34,400	511,528
Microsoft Corp.	258,900	6,915,219
SAP AG [ADR] (Germany)(a)	78,100	3,452,801
Symantec Corp.*	95,300	2,454,928

		27,280,396

CONGLOMERATES — 1.3%
Tyco International Ltd.	90,300	3,227,322

CONSTRUCTION — 0.8%
Lennar Corp. (Class “A” Stock)	16,000	906,880
Pulte Corp.	17,300	1,103,740

		2,010,620

CONSUMER PRODUCTS & SERVICES — 3.5%
Avon Products, Inc.	135,700	5,251,590
Procter & Gamble Co.	66,500	3,662,820

		8,914,410

ELECTRONIC COMPONENTS & EQUIPMENT — 2.8%
General Electric Co.	200,700	7,325,550

ENTERTAINMENT & LEISURE — 3.4%
Carnival Corp.(a)	105,200	6,062,676
Time Warner, Inc.*	142,000	2,760,480

		8,823,156

FINANCIAL SERVICES — 10.3%
Citigroup, Inc.	131,200	6,321,216
Franklin Resources, Inc.	54,200	3,775,030
J.P. Morgan Chase & Co.	116,000	4,525,160
Legg Mason, Inc.	9,900	725,274
MBNA Corp.	251,800	7,098,242
Schwab, (Charles) Corp.	339,700	4,062,812

		26,507,734

HEALTHCARE SERVICES — 1.5%
UnitedHealth Group, Inc.	44,000	3,873,320

INSURANCE — 4.6%
AFLAC, Inc.	73,900	2,944,176
American International Group, Inc.	110,100	7,230,267
Wellpoint, Inc.*	15,900	1,828,500

		12,002,943

INTERNET SERVICES — 13.3%
eBay, Inc.*	102,740	11,946,607
Google, Inc. (Class “A” Stock)*(a)	13,000	2,510,300
Juniper Networks, Inc.*(a)	275,000	7,477,250
Yahoo!, Inc.*(a)	336,500	12,679,320

		34,613,477

MEDICAL SUPPLIES & EQUIPMENT — 11.2%
Alcon, Inc. (Switzerland)	59,000	4,755,400
Amgen, Inc.*	128,800	8,262,520
Boston Scientific Corp.*	184,900	6,573,195
St. Jude Medical, Inc.*	158,800	6,658,484
Zimmer Holdings, Inc.*	33,400	2,676,008

		28,925,607

OIL & GAS — 4.1%
Baker Hughes, Inc.	56,500	2,410,855
Halliburton Co.(a)	93,000	3,649,320
Nabors Industries Ltd.*	89,000	4,564,810

		10,624,985

PHARMACEUTICALS — 3.2%
Gilead Sciences, Inc.*	29,100	1,018,209
Pfizer, Inc.	92,100	2,476,569
Teva Pharmaceutical Industries Ltd. [ADR] (Israel)(a)	156,000	4,658,160

		8,152,938

RESTAURANTS — 0.5%
Starbucks Corp.*(a)	22,500	1,403,100

RETAIL & MERCHANDISING — 6.1%
Lowe’s Cos., Inc.	154,500	8,897,655
Target Corp.	110,000	5,712,300
Whole Foods Market, Inc.(a)	12,100	1,153,735

		15,763,690

SEMICONDUCTORS — 6.0%
Altera Corp.*	59,700	1,235,790
Broadcom Corp. (Class “A” Stock)*	138,500	4,470,780
Marvell Technology Group Ltd.*	149,700	5,309,859
Taiwan Semiconductor Manufacturing Co. Ltd. [ADR] (Taiwan)	512,100	4,347,729

		15,364,158

AST ALLIANCE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
TELECOMMUNICATIONS — 7.3%
Corning, Inc.*	705,100	$8,299,027
Qualcomm, Inc.	212,200	8,997,280
Research in Motion Ltd. (Canada)*(a)	19,500	1,607,190

		18,903,497

TRANSPORTATION — 0.8%
United Parcel Service, Inc. (Class “B” Stock)	24,700	2,110,862

TOTAL LONG-TERM INVESTMENTS (Cost $224,289,895)		258,718,620

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 13.1%
CERTIFICATES OF DEPOSIT — 0.7%
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	$1,259	1,258,628
First Boston Corp.
2.36%, 01/24/05(b)	445	444,813

		1,703,441

COMMERCIAL PAPER — 2.6%
Citigroup Inc.
2.304%, 01/10/05(b)	6,096	6,083,954
Ticonderoga Funding, LLC
2.35%, 01/14/05(b)	562	560,885

		6,644,839

CORPORATE OBLIGATIONS — 5.4%
Bank of America NA
2.30%, 01/03/05(b)(c)	499	499,456
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	5,959	5,958,850
Morgan Stanley
2.33%, 01/03/05(b)(c)	5,690	5,690,289
Natexis Banque NY
2.297%, 01/03/05(b)(c)	1,233	1,233,290
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	312	311,803
Swedbank NY
2.362%, 01/18/05(b)(c)	420	420,124

		14,113,812

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
TIME DEPOSIT — 0.7%
Bank of America NA
1.50%, 01/03/05(b)	$1,719	$1,718,934

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 3.7%
BlackRock Institutional Money Market Trust(b)(j)	9,564,670	9,564,670

REGISTERED INVESTMENT COMPANIES
BlackRock Provident Institutional Funds TempCash Portfolio(j)	7,475	7,475
BlackRock Provident Institutional Funds TempFund Portfolio(j)	7,476	7,476

		14,951

TOTAL SHORT-TERM INVESTMENTS (Cost $33,760,647)		33,760,647

TOTAL INVESTMENTS — 113.3% (Cost $258,050,542; Note 5)		292,479,267
LIABILITIES IN EXCESS OF OTHER
ASSETS — (13.3%)		(34,343,890)

NET ASSETS — 100.0%		$258,135,377

AST ALLIANCE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $32,523,825; cash collateral of $33,745,696 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Internet Services	13.3%
Medical Supplies & Equipment	11.2
Computer Services & Software	10.6
Financial Services	10.3
Telecommunications	7.3
Computer Hardware	7.0
Retail & Merchandising	6.1
Semiconductors	6.0
Insurance	4.6
Oil & Gas	4.1
Consumer Products & Services	3.5
Entertainment & Leisure	3.4
Pharmaceuticals	3.2
Electronic Components & Equipment	2.8
Broadcasting	1.9
Healthcare Services	1.5
Conglomerates	1.3
Construction	0.8
Transportation	0.8
Restaurants	0.5
Short-Term Investments	13.1

113.3
Liabilities in excess of other assets	(13.3)

100.0%

See Notes to Financial Statements.

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 103.0%
COMMON STOCK
ADVERTISING — 0.3%
Omnicom Group, Inc.	18,100	$1,526,192

AEROSPACE — 0.3%
Northrop Grumman Corp.	25,640	1,393,790

BEVERAGES — 1.6%
PepsiCo, Inc.	163,240	8,521,128

BIOTECHNOLOGY — 5.3%
Amgen, Inc.	157,510	10,104,267
Celgene Corp.*(a)	108,620	2,881,689
Genzyme Corp.*	198,830	11,546,058
ImClone Systems, Inc.	86,840	4,001,587

		28,533,601

BROADCASTING — 1.3%
Grupo Televisa SA [ADR] (Brazil)	84,220	5,095,310
News Corp Inc. (Class “A” Stock)	61,100	1,140,126
Univision Communications, Inc. (Class “A” Stock)*	31,570	924,054

		7,159,490

BUSINESS SERVICES — 2.0%
Accenture Ltd. (Class “A” Stock)*	290,900	7,854,300
Fiserv, Inc.*	65,040	2,613,958

		10,468,258

CABLE TELEVISION — 1.3%
Comcast Corp. (Class “A” Stock)*	214,592	7,141,622

CHEMICALS — 0.5%
Dow Chemical Co.	57,900	2,866,629

CLOTHING & APPAREL — 1.1%
NIKE, Inc. (Class “B” Stock)	62,200	5,640,918

COMPUTER HARDWARE — 4.1%
Dell, Inc.*	409,020	17,236,102
International Business Machines Corp.	49,320	4,861,966

		22,098,068

COMPUTER SERVICES & SOFTWARE — 13.4%
Cerner Corp.*(a)	31,800	1,690,806
Cisco Systems, Inc.*	708,480	13,673,663
Electronic Arts, Inc.*	151,070	9,317,998
EMC Corp.*	738,930	10,987,889
Mercury Interactive Corp.*(a)	176,180	8,024,999
Microsoft Corp.	423,330	11,307,144
Oracle Corp.*	726,660	9,969,775
Symantec Corp.*	170,990	4,404,702
Veritas Software Corp.*	71,181	2,032,218

		71,409,194

CONGLOMERATES — 4.1%
3M Co.	71,010	5,827,791
General Electric Co.	47,750	1,742,875
Tyco International Ltd.	405,480	14,491,855

		22,062,521

CONSUMER PRODUCTS & SERVICES — 4.1%
Avon Products, Inc.	42,590	1,648,233
Gillette Co.	63,970	2,864,577
Procter & Gamble Co.	235,660	12,980,153
Reckitt Benckiser PLC (United Kingdom)	148,070	4,474,565

		21,967,528

ELECTRONIC COMPONENTS & EQUIPMENT — 0.3%
Nintendo Co. Ltd. (Japan)	12,200	1,532,292

ENTERTAINMENT & LEISURE — 5.0%
Carnival Corp.(a)	170,860	9,846,662
Disney, (Walt) Co.	207,340	5,764,052
Harley-Davidson, Inc.(a)	143,050	8,690,288
Time Warner, Inc.*	117,480	2,283,811

		26,584,813

FARMING & AGRICULTURE — 1.6%
Monsanto Co.	158,300	8,793,565

FINANCIAL SERVICES — 5.7%
American Express Co.(a)	142,119	8,011,248
Countrywide Financial Corp.(a)	82,050	3,036,671
Goldman Sachs Group, Inc.	72,240	7,515,850
Legg Mason, Inc.	31,340	2,295,968
SLM Corp.(a)	183,760	9,810,946

		30,670,683

FOOD — 0.8%
SYSCO Corp.	109,190	4,167,782

HEALTHCARE SERVICES — 2.9%
Caremark Rx, Inc.*	189,080	7,455,424
HCA, Inc.(a)	21,660	865,534
WellPoint, Inc.*	62,740	7,215,100

		15,536,058

HOTELS & MOTELS — 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	35,740	2,087,216

INSURANCE — 1.9%
AFLAC, Inc.	98,700	3,932,208
American International Group, Inc.	90,050	5,913,584

		9,845,792

INTERNET SERVICES — 3.8%
Check Point Software Technologies Ltd. (Israel)*	125,630	3,094,267
eBay, Inc.*(a)	85,650	9,959,382

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Google, Inc. (Class “A” Stock)*(a)	15,640	$3,020,084
Yahoo!, Inc.*(a)	116,920	4,405,546

		20,479,279

MACHINERY & EQUIPMENT — 2.3%
Caterpillar, Inc.	69,260	6,753,543
Danaher Corp.	48,330	2,774,625
Grainger (W.W.), Inc.	44,170	2,942,605

		12,470,773

MEDICAL SUPPLIES & EQUIPMENT — 5.7%
Boston Scientific Corp.*	56,710	2,016,041
Fisher Scientific International, Inc.*(a)	127,740	7,968,421
Guidant Corp.	45,960	3,313,716
Kinetic Concepts, Inc.*	20,970	1,600,011
Medtronic, Inc.	154,360	7,667,061
Waters Corp.*	45,490	2,128,477
Zimmer Holdings, Inc.*	68,760	5,509,051

		30,202,778

OIL & GAS — 2.1%
BJ Services Co.	87,120	4,054,565
Halliburton Co.(a)	183,430	7,197,793

		11,252,358

CONSUMER SERVICES — 1.0%
Apollo Group, Inc. (Class “A” Stock)*(a)	46,820	3,778,842
Career Education Corp.*(a)	34,350	1,374,000
		5,152,842
PHARMACEUTICALS — 10.5%
Abbott Laboratories	207,540	9,681,741
Allergan, Inc.	14,310	1,160,112
Johnson & Johnson	350,868	22,252,048
Lilly, (Eli) & Co.	112,860	6,404,805
Roche Holding AG (Switzerland)	39,470	4,543,684
Wyeth	278,060	11,842,575

		55,884,965

PRINTING & PUBLISHING — 1.1%
McGraw-Hill Cos., Inc.	65,560	6,001,362

RAILROADS — 0.4%
Burlington Northern Santa Fe Corp.	48,580	2,298,320

RESTAURANTS — 0.6%
Yum! Brands, Inc.	62,920	2,968,566

RETAIL & MERCHANDISING — 9.5%
Abercrombie & Fitch Co.	50,960	2,392,572
Bed Bath & Beyond, Inc.*	42,600	1,696,758
Best Buy Co., Inc.	118,500	7,041,270
CVS Corp.	162,960	7,344,607
Kohl’s Corp.*(a)	22,050	1,084,199
Lowe’s Cos., Inc.	146,690	8,447,877
Penney, (J.C.) Co., Inc.	35,820	1,482,948
PETsMART, Inc.	24,070	855,207
Staples, Inc.	108,220	3,648,096
Target Corp.	243,040	12,621,067
Tiffany & Co.	43,060	1,376,628
TJX Cos., Inc.	114,230	2,870,600

		50,861,829

SEMICONDUCTORS — 3.5%
Analog Devices, Inc.	78,160	2,885,667
KLA-Tencor Corp.*	59,830	2,786,881
Marvell Technology Group Ltd.*	65,660	2,328,960
Maxim Integrated Products, Inc.(a)	66,240	2,807,914
Taiwan Semiconductor
Manufacturing Co. Ltd. [ADR] (Taiwan)	407,280	3,457,807
Texas Instruments, Inc.(a)	67,180	1,653,972
Xilinx, Inc.	99,090	2,938,019

		18,859,220

TELECOMMUNICATIONS — 3.2%
Amdocs Ltd.*	170,820	4,484,025
America Movil SA de CV (Class “L” Stock) [ADR] (Mexico)	87,180	4,563,873
Corning, Inc.*	73,380	863,683
QUALCOMM, Inc.	45,260	1,919,024
Research in Motion Ltd. (Canada)*(a)	25,500	2,101,710
Vodafone Group PLC (United Kingdom)	1,243,170	3,371,304

		17,303,619

TRANSPORTATION — 1.3%
United Parcel Service, Inc. (Class “B” Stock)	82,920	7,086,343

TOTAL LONG TERM INVESTMENTS (Cost $497,198,619)		550,829,394

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 12.2%
CERTIFICATES OF DEPOSIT — 1.6%
First Boston Corp. 2.36%,
01/24/05(b)	$6,745	6,745,279
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	476	475,873
Societe Generale 2.357%,
01/14/05(b)	1,385	1,384,281

		8,605,433

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
COMMERCIAL PAPER — 0.7%
Citigroup Inc.
2.304%, 01/10/05(b)	$3,411	$3,403,843
Ticonderoga Funding, LLC
2.35%, 01/14/05(b)	175	174,967

		3,578,810

CORPORATE OBLIGATIONS — 5.0%
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	6,512	6,511,717
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	1,538	1,538,199
Morgan Stanley
2.33%, 01/03/05(b)(c)	2,979	2,979,450
Natexis Banque NY
2.297%, 01/03/05(b)(c)	9,019	9,017,718
Sedna Finance Corp.
2.372%, 01/14/05(b)(c)	1,039	1,039,014
Swedbank NY
2.362%, 01/18/05(b)(c)	6,239	6,237,826

		27,323,924

TIME DEPOSIT — 0.5%
Bank of America NA
1.50%, 01/03/05(b)	2,519	2,518,730

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Federal National Mortgage Assoc.
1.25%	13,666	13,665,051

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.8%
BlackRock Institutional Money Market Trust(b)(j)	9,733,259	9,733,259

REGISTERED INVESTMENT COMPANIES
BlackRock Provident Institutional Funds TempCash Portfolio(j)	34,885	34,885
BlackRock Provident Institutional Funds TempFund Portfolio(j)	34,884	34,884

		69,769

TOTAL SHORT-TERM INVESTMENTS (Cost $65,494,976)		65,494,976

TOTAL INVESTMENTS — 115.2% (Cost $562,693,595; Note 5)		616,324,370
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.2%)		(81,400,174)

NET ASSETS — 100.0%		$534,924,196

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $49,940,121; cash collateral of $51,760,156 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

Foreign currency exchange contracts outstanding at December 31, 2004:

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Computer Services & Software	13.4%
Pharmaceuticals	10.5
Retail & Merchandising	9.5
Medical Supplies & Equipment	5.7
Financial Services	5.7
Biotechnology	5.3
Entertainment & Leisure	5.0
Consumer Products & Services	4.1
Computer Hardware	4.1
Conglomerates	4.1
Internet Services	3.8
Semiconductors	3.5
Telecommunications	3.2
Healthcare Services	2.9
Machinery & Equipment	2.3
Oil & Gas	2.1
Business Services	2.0
Insurance	1.9
Beverages	1.6
Farming & Agriculture	1.6
Broadcasting	1.3
Cable Television	1.3
Transportation	1.3
Clothing & Apparel	1.1
Printing & Publishing	1.1
Consumer Services	1.0
Food	0.8
Restaurants	0.6
Chemicals	0.5
Hotels & Motels	0.4
Railroads	0.4
Advertising	0.3
Aerospace	0.3
Electronic Components & Equipment	0.3
Short-Term Investments	12.2

115.2
Liabilities in excess of other assets	(15.2)

100.0%

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 100.0%
COMMON STOCK
ADVERTISING — 0.7%
Getty Images, Inc.*	219,584	$15,118,358

AEROSPACE — 1.8%
General Dynamics Corp.	279,666	29,253,063
Lockheed Martin Corp.	234,412	13,021,587

		42,274,650

BEVERAGES — 0.7%
PepsiCo, Inc.	301,496	15,738,091

CLOTHING & APPAREL — 2.1%
NIKE, Inc. (Class “B” Stock)	533,667	48,398,260

COMPUTER HARDWARE — 3.0%
Dell, Inc.*(a)	1,638,417	69,042,892

COMPUTER SERVICES & SOFTWARE — 3.1%
Electronic Arts, Inc.*(a)	1,003,301	61,883,606
Microsoft Corp.(a)	386,292	10,317,859

		72,201,465

CONGLOMERATES — 1.9%
Tyco International Ltd.(a)	1,244,914	44,493,226

CONSTRUCTION — 3.6%
KB Home	177,656	18,547,286
Lennar Corp. (Class “A” Stock)(a)	661,424	37,489,513
Lennar Corp. (Class “B” Stock)	36,910	1,927,071
MDC Holdings, Inc.	284,603	24,601,083

		82,564,953

CONSUMER PRODUCTS & SERVICES — 2.4%
Procter & Gamble Co.	1,015,180	55,916,114

ELECTRONIC COMPONENTS & EQUIPMENT — 5.0%
General Electric Co.	3,145,171	114,798,742

ENTERTAINMENT & LEISURE — 5.9%
Brunswick Corp.	95,088	4,706,856
Harley-Davidson, Inc.	152,047	9,236,855
Royal Caribbean Cruises Ltd.(a)	756,843	41,202,533
Wynn Resorts Ltd.*(a)	1,185,639	79,342,962

		134,489,206

FARMING & AGRICULTURE — 0.5%
Monsanto Co.(a)	223,701	12,426,591

FINANCIAL — BANK & TRUST — 0.4%
UCBH Holdings, Inc.	201,609	9,237,724

FINANCIAL SERVICES — 16.1%
Chicago Mercantile Exchange Holding, Inc.(a)	136,917	31,312,918
Citigroup, Inc.	1,689,164	81,383,922
Countrywide Financial Corp.	1,887,352	69,850,898
Goldman Sachs Group, Inc.(a)	350,690	36,485,788
Merrill Lynch & Co., Inc.	837,032	50,029,403
SLM Corp.(a)	1,836,451	98,048,118

		367,111,047

HEALTHCARE SERVICES — 9.3%
PacifiCare Health Systems, Inc.*	168,709	9,535,433
Quest Diagnostics, Inc.(a)	304,040	29,051,022
UnitedHealth Group, Inc.(a)	1,955,986	172,185,448

		210,771,903

HOTELS & MOTELS — 2.5%
Four Seasons Hotels, Inc. (Canada)(a)	545,714	44,633,948
MGM Mirage, Inc.*(a)	160,782	11,695,283

		56,329,231

INSURANCE — 0.8%
Aetna, Inc.	57,696	7,197,576
Wellpoint Inc.*	101,163	11,633,745

		18,831,321

INTERNET SERVICES — 3.8%
eBay, Inc.*(a)	759,818	88,351,637

MACHINERY & EQUIPMENT — 3.1%
Caterpillar, Inc.	732,537	71,429,683

MEDICAL SUPPLIES & EQUIPMENT — 6.7%
Boston Scientific Corp.*	753,124	26,773,558
Medtronic, Inc.	707,551	35,144,058
St. Jude Medical, Inc.*	1,062,542	44,552,386
Wright Medical Group, Inc.*	98,083	2,795,366
Zimmer Holdings, Inc.*	564,877	45,257,945

		154,523,313

METALS & MINING — 0.1%
United States Steel Corp.	52,638	2,697,698

PHARMACEUTICALS — 6.7%
Cardinal Health, Inc.	122,420	7,118,723
Genentech, Inc.*(a)	1,839,001	100,115,215
Pfizer, Inc.	1,750,235	47,063,819

		154,297,757

RESTAURANTS — 2.1%
Starbucks Corp.*(a)	386,908	24,127,583
Yum! Brands, Inc.	491,763	23,201,378

		47,328,961

RETAIL & MERCHANDISING — 6.1%
Bed Bath & Beyond, Inc.*	484,047	19,279,592
CVS Corp.(a)	434,143	19,566,825
Lowe’s Cos., Inc.	1,004,065	57,824,104
Target Corp.(a)	618,546	32,121,094
Tiffany & Co.	358,151	11,450,087

		140,241,702

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
SEMICONDUCTORS — 0.1%
Freescale Semiconductor, Inc. (Class “B” Stock)*	112,645	$2,068,162

TELECOMMUNICATIONS — 7.6%
Motorola, Inc.(a)	1,020,205	17,547,526
Qualcomm, Inc.	2,617,138	110,966,651
Telefonaktiebolaget LM Ericsson [ADR] (Sweden)*	673,963	21,223,095
Verizon Communications, Inc.	614,028	24,874,274

		174,611,546

TRANSPORTATION — 3.9%
FedEx Corp.	904,705	89,104,395

TOTAL LONG-TERM INVESTMENTS (Cost $1,665,142,642)		2,294,398,628

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 18.7%
CERTIFICATES OF DEPOSIT — 3.6%
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	$2,061	2,060,380
First Boston Corp.
2.36%, 01/24/05(b)	47,930	47,930,192
Societe Generale
2.357%, 01/14/05(b)	24,711	24,701,978
UBS Bank
2.315%, 01/18/05(b)	7,028	7,028,254

		81,720,804

COMMERCIAL PAPER — 0.4%
Ticonderoga Funding, LLC
2.35%, 01/14/05(b)	9,058	9,043,715

CORPORATE OBLIGATIONS — 5.1%
Bank of America NA
2.30%, 01/03/05(b)(c)	25,281	25,281,338
Bear Stearns
2.28%, 01/03/05(b)(c)	1,183	1,182,573
2.28%, 01/03/05(b)(c)	5,250	5,249,904
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	274	274,147
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	25,812	25,811,598
Morgan Stanley
2.33%, 01/03/05(b)(c)	16,614	16,613,950
2.33%, 01/03/05(b)(c)	2,405	2,404,968
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	3,105	3,105,297
Swedbank NY
2.362%, 01/18/05(b)(c)	39,226	39,219,741

		119,143,516

TIME DEPOSIT — 0.6%
Bank of America NA
1.50%, 01/03/05(b)	14,626	14,625,832

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 4.6%
BlackRock Institutional Money Market Trust(b)(j)	104,535,196	104,535,196

REGISTERED INVESTMENT COMPANIES — 4.4%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	50,407,447	50,407,447
BlackRock Provident Institutional Funds TempFund Portfolio(j)	50,407,446	50,407,446

		100,814,893

TOTAL SHORT-TERM INVESTMENTS (Cost $429,883,956)		429,883,956

TOTAL INVESTMENTS — 118.7% (Cost $2,095,026,598; Note 5)		2,724,282,584
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.7%)		(429,262,898)

NET ASSETS — 100.0%		$2,295,019,686

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR American	Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $318,667,131; cash collateral of $329,069,063 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial Services	16.1%
Healthcare Services	9.3
Telecommunications	7.6
Medical Supplies & Equipment	6.7
Pharmaceuticals	6.7
Retail & Merchandising	6.1
Entertainment & Leisure	5.9
Electronic Components & Equipment	5.0
Transportation	3.9
Internet Services	3.8
Construction	3.6
Computer Services & Software	3.1
Machinery & Equipment	3.1
Computer Hardware	3.0
Hotels & Motels	2.5
Consumer Products & Services	2.4
Clothing & Apparel	2.1
Restaurants	2.1
Conglomerates	1.9
Aerospace	1.8
Insurance	0.8
Advertising	0.7
Beverages	0.7
Farming & Agriculture	0.5
Financial — Bank & Trust	0.4
Metals & Mining	0.1
Semiconductors	0.1
Short-Term Investments	18.7

118.7
Liabilities in excess of other assets	(18.7)

100.0%

See Notes to Financial Statements.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.3%
BEVERAGES — 3.5%
PepsiCo, Inc.	648,100	$33,830,820

BROADCASTING & CABLE/SATELLITE TV — 17.4%
Cablevision Systems New York Group (Class “A” Stock)*(a)	1,387,124	34,539,388
Clear Channel Communications, Inc.(a)	991,500	33,205,335
Comcast Corp. (Special Class “A” Stock)*	618,040	20,296,434
EchoStar Communications Corp. (Class “A” Stock)(a)	537,955	17,881,624
Entravision Communications Corp. (Class “A” Stock)*	549,655	4,589,619
Univision Communications, Inc. (Class “A” Stock)*(a)	1,574,600	46,088,541
Westwood One, Inc.*	439,200	11,827,656

		168,428,597

COMMERCIAL SERVICES — 4.9%
McGraw-Hill Cos., Inc.	365,402	33,448,899
Moody’s Corp.(a)	158,598	13,774,236

		47,223,135

COMPUTER HARDWARE — 2.6%
Dell, Inc.*	609,000	25,663,260

COMPUTER SERVICES — 4.2%
First Data Corp.	839,480	35,711,479
Sabre Holdings Corp.	230,479	5,107,415

		40,818,894

COMPUTER SOFTWARE — 4.5%
Electronic Arts, Inc.*	12,000	740,160
Microsoft Corp.	1,611,894	43,053,689

		43,793,849

DRUGS & MEDICINE — 3.4%
Pfizer, Inc.	1,234,200	33,187,638

ELECTRICAL EQUIPMENT — 0.7%
General Electric Co.	55,200	2,014,800
Tyco International Ltd.	121,600	4,345,984

		6,360,784

FINANCIALS — 11.9%
Fannie Mae	481,626	34,296,587
Freddie Mac	585,080	43,120,396
MBNA Corp.	337,700	9,519,763
Schwab, (Charles) Corp.	2,375,700	28,413,372

		115,350,118

FOODS — 1.8%
Wrigley, (Wm., Jr.) Co.	254,756	17,626,568

GAMING/LODGING — 6.3%
Carnival Corp.(a)	56,300	3,244,569
Harrah’s Entertainment, Inc.(a)	660,690	44,193,554
Starwood Hotels & Resorts Worldwide, Inc.	227,433	13,282,087

		60,720,210

HOUSEHOLD/PERSONAL CARE — 0.1%
Procter & Gamble Co.	15,800	870,264

INTERNET & ONLINE — 4.8%
eBay, Inc.*(a)	157,120	18,269,914
Google, Inc. (Class “A” Stock)*(a)	76,900	14,849,390
Yahoo!, Inc.*(a)	360,800	13,594,944

		46,714,248

MANUFACTURING — 0.1%
3M Co.	11,800	968,426

MOVIES & ENTERTAINMENT — 8.0%
Time Warner, Inc.*	1,131,724	22,000,715
Viacom, Inc. (Class “B” Stock)	1,524,800	55,487,472

		77,488,187

NETWORKING/TELECOM EQUIPMENT — 2.2%
Cisco Systems, Inc.*	1,103,900	21,305,270

OTHER CONSUMER DISCRETIONARY — 5.2%
Cendant Corp.	2,136,915	49,961,073

OTHER HEALTHCARE — 2.9%
Caremark Rx, Inc.*(a)	718,505	28,330,652

PUBLISHING — 1.1%
Scripps, (E.W.) Co. (Class “A” Stock)	220,208	10,631,642

RETAILING — 5.7%
Family Dollar Stores, Inc.	494,200	15,433,866
Lowe’s Companies, Inc.(a)	307,800	17,726,202
Wal-Mart Stores, Inc.	413,000	21,814,660

		54,974,728

SEMICONDUCTORS/SEMI CAPITAL EQUIPMENT — 7.0%
Intel Corp.	62,100	1,452,519
Linear Technology Corp.	258,600	10,023,336
QUALCOMM, Inc.(a)	1,334,400	56,578,560

		68,054,415

TELECOMMUNICATIONS — 1.0%
Crown Castle International Corp.*	588,230	9,788,147

TOTAL LONG-TERM INVESTMENTS (Cost $830,455,167)		962,090,925

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
SHORT-TERM INVESTMENTS — 17.1%
CERTIFICATES OF DEPOSIT — 2.4%
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	$2,838	$2,837,989
First Boston Corp.
2.36%, 01/24/05(b)	1,705	1,704,785
Fortis Bank NY
2.055%, 06/08/05(b)	19,116	19,112,710

		23,655,484

COMMERCIAL PAPER — 0.3%
Citigroup Inc.
2.304%, 01/10/05(b)	2,799	2,793,027

CORPORATE OBLIGATIONS — 8.5%
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	16,089	16,089,078
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	34,291	34,290,569
Morgan Stanley
2.33%, 01/03/05(b)(c)	14,427	14,426,719
Natexis Banque NY
2.297%, 01/03/05(b)(c)	9,165	9,163,988
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	2,860	2,859,670
Swedbank NY
2.362%, 01/18/05(b)(c)	5,727	5,725,632

		82,555,656

TIME DEPOSIT — 0.6%
Bank of America NA
1.50%, 01/03/05(b)	5,535	5,535,099

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 5.3%
BlackRock Institutional Money Market Trust(b)(j)	50,946,693	50,946,693

TOTAL SHORT-TERM INVESTMENTS (Cost $165,485,959)		165,485,959

TOTAL INVESTMENTS — 116.4% (Cost $995,941,126; Note 5)		1,127,576,884
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.4%)		(158,799,191)

NET ASSETS — 100.0%		$968,777,693

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $160,709,768; cash collateral of $165,485,959 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Broadcasting & Cable/Satellite TV	17.4%
Financials	11.9
Movies & Entertainment	8.0
Semiconductors/Semi Capital Equipment	7.0
Gaming/Lodging	6.3
Retailing	5.7
Other Consumer Discretionary	5.2
Commercial Services	4.9
Internet & Online	4.8
Computer Software	4.5
Computer Services	4.2
Beverages	3.5
Drugs & Medicine	3.4
Other Healthcare	2.9
Computer Hardware	2.6
Networking/Telecom Equipment	2.2
Foods	1.8
Publishing	1.1
Telecommunications	1.0
Electrical Equipment	0.7
Household/Personal Care	0.1
Manufacturing	0.1
Short-Term Investments	17.1

116.4
Liabilities in excess of other assets	(16.4)

100.0%

See Notes to Financial Statements.

AST DEAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG TERM INVESTMENTS — 95.4%
COMMON STOCK
AEROSPACE — 2.4%
General Dynamics Corp.	16,300	$1,704,980
Raytheon Co.	75,600	2,935,548

		4,640,528

AUTOMOTIVE PARTS — 2.0%
American Axle & Manufacturing Holdings, Inc.	67,400	2,066,484
Autoliv, Inc. (Germany)	38,600	1,864,380

		3,930,864

BEVERAGES — 1.3%
Coors, (Adolph) Co. (Class “B” Stock)(a)	30,300	2,292,801
PepsiAmericas, Inc.	6,300	133,812

		2,426,613

CHEMICALS — 0.7%
Eastman Chemical Co.	24,600	1,420,158

CLOTHING & APPAREL — 1.1%
VF Corp.	37,200	2,060,136

COMPUTER HARDWARE — 2.0%
Hewlett-Packard Co.	14,000	293,580
Ingram Micro, Inc. (Class “A” Stock)*	67,200	1,397,760
International Business Machines Corp.	21,600	2,129,328

		3,820,668

COMPUTER SERVICES & SOFTWARE — 2.9%
Computer Sciences Corp.*	37,400	2,108,238
Oracle Corp.*	24,800	340,256
Sun Microsystems, Inc.*	305,700	1,644,666
Unisys Corp.*	144,500	1,471,010

		5,564,170

CONGLOMERATES — 2.3%
Altria Group, Inc.	28,300	1,729,130
Cendant Corp.	115,600	2,702,728

		4,431,858

CONSTRUCTION — 0.1%
Ryland Group, Inc. (The)	3,200	184,128

CONSUMER PRODUCTS & SERVICES — 1.4%
Clorox Co.	10,800	636,444
Loews Corp. — Carolina Group	9,200	266,340
UST, Inc.	35,600	1,712,716

		2,615,500

CONTAINERS & PACKAGING — 1.0%
Owens-Illinois, Inc.*	81,500	1,845,975

ELECTRONIC COMPONENTS & EQUIPMENT — 4.1%
Emerson Electric Co.	9,200	644,920
General Electric Co.	199,500	7,281,750

		7,926,670

ENTERTAINMENT & LEISURE — 4.4%
Brunswick Corp.	9,800	485,100
Disney, (Walt) Co.	116,600	3,241,480
Time Warner, Inc.*	129,200	2,511,648
Viacom, Inc. (Class “B” Stock)	58,300	2,121,537

		8,359,765

FARMING & AGRICULTURE — 1.4%
Monsanto Co.	46,700	2,594,185

FINANCIAL — BANK & TRUST — 11.6%
Associated Banc-Corp.	5,600	185,976
Bank of America Corp.	167,500	7,870,825
Golden West Financial Corp.(a)	47,800	2,935,876
National City Corp.	105,400	3,957,770
U.S. Bancorp(a)	147,000	4,604,040
UnionBanCal Corp.	300	19,344
Wachovia Corp.	6,100	320,860
Wells Fargo & Co.	37,100	2,305,765

		22,200,456

FINANCIAL SERVICES — 9.2%
Capital One Financial Corp.	21,600	1,818,936
CIT Group, Inc.	17,100	783,522
Citigroup, Inc.	96,875	4,667,437
Freddie Mac	56,200	4,141,940
Goldman Sachs Group, Inc.	1,400	145,656
JP Morgan Chase & Co.	104,484	4,075,921
Morgan Stanley Dean Witter & Co.	28,900	1,604,528
Providian Financial Corp.*	23,200	382,104

		17,620,044

FOOD — 1.1%
Tyson Foods, Inc. (Class “A” Stock)(a)	118,100	2,173,040

HEALTHCARE SERVICES — 0.8%
Caremark Rx, Inc.*(a)	40,200	1,585,086

INSURANCE — 5.7%
Alleghany Corp.*	500	142,625
Berkley, (W.R.) Corp.	64,750	3,054,258
Chubb Corp.(a)	7,300	561,370
Fidelity National Financial, Inc.	17,200	785,524
Loews Corp.	44,100	3,100,230
MetLife, Inc.	73,500	2,977,485
Progressive Corp. (The)	2,700	229,068

		10,850,560

AST DEAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
MACHINERY & EQUIPMENT — 2.8%
Cummins, Inc.	26,400	$2,212,056
Eaton Corp.	31,600	2,286,576
Stanley Works(a)	18,300	896,517

		5,395,149

MEDICAL SUPPLIES & EQUIPMENT — 1.0%
AmerisourceBergen Corp.	31,700	1,860,156

METALS & MINING — 2.2%
Phelps Dodge Corp.(a)	23,300	2,304,836
United States Steel Corp.(a)	37,200	1,906,500

		4,211,336

OIL & GAS — 11.6%
Anadarko Petroleum Corp.(a)	45,200	2,929,412
Apache Corp.	56,000	2,831,920
Burlington Resources, Inc.	69,700	3,031,950
Chesapeake Energy Corp.(a)	43,200	712,800
ChevronTexaco Corp.	5,300	278,303
El Paso Corp.	6,300	65,520
Exxon Mobil Corp.	127,200	6,520,272
Newfield Exploration Co.*	28,900	1,706,545
Noble Energy, Inc.(a)	44,600	2,750,036
Pioneer Natural Resources Co.	7,700	270,270
Valero Energy Corp.	25,000	1,135,000

		22,232,028

PAPER & FOREST PRODUCTS — 1.1%
Louisiana-Pacific Corp.(a)	63,800	1,706,012
Rayonier, Inc.	9,600	469,536

		2,175,548

PHARMACEUTICALS — 1.6%
Bristol-Meyers Squibb Co.(a)	84,400	2,162,328
Merck & Co., Inc.(a)	30,300	973,842

		3,136,170

REAL ESTATE — 2.2%
Apartment Investment & Management Co. (Class “A” Stock) [REIT](a)	9,800	377,692
Avalonbay Communities, Inc. [REIT]	5,300	399,090
Boston Properties, Inc. [REIT]	3,400	219,878
Equity Office Properties Trust [REIT]	23,800	693,056
Equity Residential Properties Trust [REIT](a)	17,900	647,622
Federal Realty Investment Trust [REIT]	2,100	108,465
Kimco Realty Corp. [REIT]	4,200	243,558
Mills Corp. (The) [REIT](a)	2,700	172,152
Pan Pacific Retail Properties, Inc. [REIT]	1,900	119,130
Public Storage, Inc. [REIT]	2,400	133,800
Simon Property Group, Inc. [REIT](a)	10,500	679,035
Vornado Realty Trust [REIT](a)	6,200	472,006

		4,265,484

RESTAURANTS — 1.8%
McDonald’s Corp.	107,200	3,436,832

RETAIL & MERCHANDISING — 2.7%
BJ’s Wholesale Club, Inc.*(a)	31,500	917,595
Circuit City Stores, Inc.	53,400	835,176
Costco Wholesale Corp.(a)	56,900	2,754,529
Nordstrom, Inc.	13,400	626,182
SUPERVALU, Inc.	3,400	117,368

		5,250,850

SEMICONDUCTORS — 1.3%
Advanced Micro Devices, Inc.*(a)	50,400	1,109,808
Micron Technology, Inc.*(a)	114,800	1,417,780

		2,527,588

TELECOMMUNICATIONS — 4.9%
ALLTEL Corp.	21,400	1,257,464
SBC Communications, Inc.(a)	19,700	507,669
Sprint Corp.	95,600	2,375,660
Verizon Communications, Inc.	130,800	5,298,708

		9,439,501

TRANSPORTATION — 1.3%
FedEx Corp.(a)	15,500	1,526,595
Ryder System, Inc.	21,500	1,027,055

		2,553,650

UTILITIES — 5.4%
American Electric Power Co., Inc.(a)	64,900	2,228,666
Duke Energy Corp.(a)	50,600	1,281,698
Exelon Corp.(a)	96,700	4,261,569
PG&E Corp.*	35,600	1,184,768
PPL Corp.	3,600	191,808
Sempra Energy	25,600	939,008
Southern Co. (The)	6,100	204,472

		10,291,989

TOTAL COMMON STOCK (Cost $161,672,989)		183,026,685

AST DEAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CORPORATE OBLIGATIONS RETAIL & MERCHANDISING
Ames Department Stores, Inc., Sr. Notes*
10.00%, 04/15/06 (cost $13,156; purchased 11/17/00- 01/30/01)(g)(i)	NR	$40	$4

TOTAL LONG-TERM INVESTMENTS (Cost $161,686,145)			183,026,689

SHORT-TERM INVESTMENTS — 21.0%
CERTIFICATES OF DEPOSIT — 2.6%
Banco Santander PR
2.315%, 01/07/05(b)(c)		1,453	$1,452,899
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)		151	151,359
First Boston Corp.
2.36%, 01/24/05(b)		929	928,585
Fortis Bank
2.055%, 06/08/05(b)		1,256	1,255,437
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)		1,147	1,146,556

			4,934,836

CORPORATE OBLIGATIONS — 11.0%
Bear Stearns
2.28%, 01/03/05(b)(c)		1,818	1,817,998
2.28%, 01/03/05(b)(c)		4,763	4,763,489
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)		4,880	4,880,298
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)		3,110	3,109,903
Natexis Banque NY
2.297%, 01/03/05(b)(c)		6,391	6,390,104

			20,961,792

TIME DEPOSIT — 0.8%
Bank of America NA
1.50%, 01/03/05(b)		1,623	1,622,540

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
1.84%, 01/27/05(k)		10	9,987
1.87%, 01/27/05(k)		600	599,212
1.91%, 01/27/05(k)		50	49,934
1.93%, 01/27/05(k)		70	69,908
1.95%, 01/27/05(k)		30	29,959

			759,000

		SHARES
NON-REGISTERED INVESTMENT COMPANY — 6.2%
BlackRock Institutional Money Market Trust(b)(j)		11,941,271	11,941,271

TOTAL SHORT-TERM INVESTMENTS (Cost $40,219,406)			40,219,439

TOTAL INVESTMENTS — 116.4% (Cost $201,905,551; Note 5)			223,246,128
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.4%)			(31,381,162)

NET ASSETS — 100.0%			$191,864,966

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

NR	Not Rated by Moody's or Standard & Poors.
REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $38,144,442; cash collateral of $39,460,439 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $13,156. The aggregate value, $4, represents 0.0% of net assets.
(i)	Represents issuer in default on interest payments, Non-income producing security.

AST DEAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

(k)	Securities with an aggregate market value of $759,000 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITIONS:
27	S&P 500	Mar 05	$8,051,912	$8,192,475	$140,563

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial — Bank & Trust	11.6%
Oil & Gas	11.6
Financial Services	9.2
Insurance	5.7
Utilities	5.4
Telecommunications	4.9
Entertainment & Leisure	4.4
Electronic Components & Equipment	4.1
Computer Services & Software	2.9
Machinery & Equipment	2.8
Retail & Merchandising	2.7
Aerospace	2.4
Conglomerates	2.3
Metals & Mining	2.2
Real Estate	2.2
Automotive Parts	2.0
Computer Hardware	2.0
Restaurants	1.8
Pharmaceuticals	1.6
Consumer Products & Services	1.4
Farming & Agriculture	1.4
Beverages	1.3
Semiconductors	1.3
Transportation	1.3
Clothing & Apparel	1.1
Food	1.1
Paper & Forest Products	1.1
Containers & Packaging	1.0
Medical Supplies & Equipment	1.0
Healthcare Services	0.8
Chemicals	0.7
Construction	0.1
Short-Term Investments	21.0

116.4
Liabilities in excess of other assets	(16.4)

100.0%

See Notes to Financial Statements.

AST HOTCHKIS AND WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.7%
COMMON STOCK
AEROSPACE & DEFENSE — 4.1%
Lockheed Martin Corp.	261,400	$14,520,770
Raytheon Co.	304,800	11,835,384

		26,356,154

AUTO COMPONENTS — 2.0%
Delphi Corp.(a)	680,900	6,141,718
Lear Corp.	104,600	6,381,646

		12,523,364

COMMERCIAL BANKS — 2.2%
KeyCorp	168,700	5,718,930
UnionBanCal Corp.	131,800	8,498,464

		14,217,394

COMMERCIAL SERVICES & SUPPLIES — 3.9%
Cendant Corp.(a)	572,000	13,373,360
Waste Management, Inc.	386,000	11,556,840

		24,930,200

DIVERSIFIED FINANCIAL SERVICES — 5.1%
CIT Group, Inc.	278,700	12,770,034
Principal Financial Group, Inc.	475,300	19,458,782

		32,228,816

ELECTRIC UTILITIES — 8.7%
Alliant Energy Corp.	230,500	6,592,300
Entergy Corp.	141,500	9,563,985
FirstEnergy Corp.	428,900	16,945,839
FPL Group, Inc.(a)	297,600	22,245,600

		55,347,724

FOOD & STAPLES RETAILING — 2.5%
Albertson's, Inc.(a)	679,900	16,236,012

FOOD PRODUCTS — 3.3%
Kraft Foods, Inc. (Class “A” Stock)(a)	174,500	6,213,945
Sara Lee Corp.	265,400	6,406,756
Unilever Plc [ADR](GBP)	205,600	8,125,312

		20,746,013

HEALTHCARE PROVIDERS & SERVICES — 5.9%
Aetna, Inc.	141,700	17,677,075
HCA, Inc.(a)	156,100	6,237,756
Tenet Healthcare Corp.*	1,227,400	13,476,852

		37,391,683

HOTELS, RESTAURANTS & LEISURE — 4.3%
Caesars Entertainment, Inc.*(a)	666,400	13,421,296
Mandalay Resort Group(a)	21,000	1,479,030
Yum! Brands, Inc.	264,800	12,493,264

		27,393,590

HOUSEHOLD DURABLES — 4.1%
Lennar Corp. (Class “A” Stock)(a)	460,800	26,118,144

INDUSTRIAL CONGLOMERATES — 2.0%
Tyco International Ltd.(a)	359,700	12,855,678

INSURANCE — 15.0%
Allmerica Financial Corp.*	243,800	8,003,954
Allstate Corp. (The)	252,100	13,038,612
MetLife, Inc.	768,000	31,111,680
St. Paul Cos., Inc.	562,100	20,837,047
UnumProvident Corp.(a)	1,262,200	22,643,868

		95,635,161

IT SERVICES — 5.0%
Electronic Data Systems Corp.	1,382,500	31,935,750

LEISURE EQUIPMENT & PRODUCTS — 1.7%
Eastman Kodak Co.(a)	345,100	11,129,475

MACHINERY — 1.0%
SPX Corp.(a)	153,600	6,153,216

METALS & MINING — 1.7%
Alcoa, Inc.	349,600	10,984,432

MULTILINE RETAIL — 5.1%
Sears, Roebuck and Co.(a)	630,300	32,164,209

OIL & GAS — 2.4%
Sunoco, Inc.(a)	155,200	12,681,392
Teekay Shipping Corp.(a)	56,900	2,396,059

		15,077,451

PAPER & FOREST PRODUCTS — 1.2%
Weyerhaeuser Co.(a)	118,100	7,938,682

REAL ESTATE — 3.4%
Apartment Investment & Management Co. (Class “A” Stock) [REIT](a)	196,600	7,576,964
New Century Financial Corp. [REIT](a)	120,900	7,726,719
Plum Creek Timber Co., Inc. [REIT]	162,100	6,231,124

		21,534,807

ROAD & RAIL — 0.8%
Union Pacific Corp.	71,900	4,835,275

SOFTWARE — 4.0%
Computer Associates International, Inc.(a)	828,400	25,730,104

TEXTILES, APPAREL & LUXURY GOODS — 1.0%
Jones Apparel Group, Inc.(a)	177,500	6,491,175

THRIFTS & MORTGAGE FINANCE — 4.1%
Freddie Mac(a)	226,200	16,670,940
Washington Mutual, Inc.(a)	223,900	9,466,492

		26,137,432

AST HOTCHKIS AND WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
TOBACCO — 4.2%
Altria Group, Inc.	440,700	$26,926,770

TOTAL LONG-TERM INVESTMENTS (Cost $552,063,506)		629,018,711

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 29.8%
CERTIFICATES OF DEPOSIT — 8.8%
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	$1,621	1,620,265
First Boston Corp.
2.36%, 01/24/05(b)	30,328	30,327,744
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	5,089	5,088,870
Societe Generale
2.357%, 01/14/05(b)	6,158	6,156,304
UBS Bank
2.315%, 01/18/05(b)	9,366	9,365,924
Westdeutsche Landesbank
1.50%, 01/10/05(b)	3,406	3,404,801

		55,963,908

CORPORATE OBLIGATIONS — 9.8%
Bank of America NA
2.30%, 01/03/05(b)(c)	1,047	1,047,417
Bear Stearns
2.28%, 01/03/05(b)(c)	2,657	2,656,602
2.28%, 01/03/05(b)(c)	10,085	10,085,423
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	12,071	12,070,902
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	11,303	11,303,078
Morgan Stanley
2.33%, 01/03/05(b)(c)	408	407,701
2.33%, 01/03/05(b)(c)	2,671	2,671,189
Natexis Banque NY
2.297%, 01/03/05(b)(c)	21,381	21,379,158
Swedbank NY
2.362%, 01/18/05(b)(c)	485	484,747

		62,106,217

TIME DEPOSIT — 1.5%
Bank of America NA
1.50%, 01/03/05(b)	9,402	9,402,055

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 9.7%
BlackRock Institutional Money Market Trust(b)(j)	62,127,414	62,127,414

TOTAL SHORT-TERM INVESTMENTS (Cost $189,599,594)		189,599,594

TOTAL INVESTMENTS — 128.5% (Cost $741,663,100; Note 5)		818,618,305
LIABILITIES IN EXCESS OF OTHER ASSETS (28.5%)		(181,808,686)

NET ASSETS — 100.0%		$636,809,619

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt
GBP	British Pound
REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $182,140,758; cash collateral of $189,599,594 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

AST HOTCHKIS AND WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Insurance	15.0%
Electric Utilities	8.7
Healthcare Providers & Services	5.9
Diversified Financial Services	5.1
Multiline Retail	5.1
IT Services	5.0
Hotels, Restaurants & Leisure	4.3
Tobacco	4.2
Aerospace & Defense	4.1
Household Durables	4.1
Thrifts & Mortgage Finance	4.1
Software	4.0
Commercial Services & Supplies	3.9
Real Estate	3.4
Food Products	3.3
Food & Staples Retailing	2.5
Oil & Gas	2.4
Commercial Banks	2.2
Auto Components	2.0
Industrial Conglomerates	2.0
Leisure Equipment & Products	1.7
Metals & Mining	1.7
Paper & Forest Products	1.2
Machinery	1.0
Textile, Apparel & Luxury Goods	1.0
Road & Rail	0.8
Short-Term Investments	29.8

128.5
Liabilities in excess of other assets	(28.5)

100.0%

See Notes to Financial Statements.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 96.3%
COMMON STOCK
AEROSPACE — 0.7%
Boeing Co.	10,800	$559,116

AUTOMOTIVE PARTS — 0.8%
Magna International, Inc. (Class “A” Stock)	7,700	635,635

BEVERAGES — 0.6%
PepsiCo, Inc.	9,600	501,120

BROADCASTING — 1.0%
Scripps, (E.W.) Co. (Class “A” Stock)	16,800	811,104

CABLE TELEVISION — 0.8%
Comcast Corp. (Special Class “A” Stock)*(a)	19,100	627,244

CLOTHING & APPAREL — 0.7%
Jones Apparel Group, Inc.	10,200	373,014
VF Corp.	3,600	199,368

		572,382

COMPUTER HARDWARE — 5.0%
Dell, Inc.*	65,600	2,764,384
Hewlett-Packard Co.	52,750	1,106,168

		3,870,552

COMPUTER SERVICES & SOFTWARE — 6.4%
Cisco Systems, Inc.*	37,300	719,890
Electronic Arts, Inc.*	22,100	1,363,128
Microsoft Corp.	93,700	2,502,727
Symantec Corp.*	16,000	412,160

		4,997,905

CONGLOMERATES — 1.9%
Altria Group, Inc.	11,950	730,145
Textron, Inc.	10,600	782,280

		1,512,425

CONSUMER PRODUCTS & SERVICES — 2.5%
Avon Products, Inc.(a)	22,900	886,230
Kimberly-Clark Corp.	4,425	291,209
Procter & Gamble Co.	13,400	738,072

		1,915,511

CONTAINERS & PACKAGING — 0.6%
Smurfit-Stone Container Corp.*(a)	25,600	478,208

ELECTRONIC COMPONENTS & EQUIPMENT — 5.1%
Flextronics International Ltd.*(a)	35,800	494,756
General Electric Co.	81,600	2,978,400
Solectron Corp.*	87,697	467,425

		3,940,581

ENTERTAINMENT & LEISURE — 1.6%
Carnival Corp.(a)	7,000	403,410
Time Warner, Inc.*	44,000	855,360

		1,258,770

FINANCIAL — BANK & TRUST — 4.2%
Bank of America Corp.	24,794	1,165,070
National City Corp.	21,700	814,835
SunTrust Banks, Inc.	7,300	539,324
Wachovia Corp.	14,650	770,590

		3,289,819

FINANCIAL SERVICES — 11.4%
Citigroup, Inc.	67,000	3,228,059
Fannie Mae(a)	11,500	818,915
Freddie Mac	7,000	515,900
Goldman Sachs Group, Inc.	3,300	343,332
JP Morgan Chase & Co.	32,500	1,267,825
Lehman Brothers Holdings, Inc.	7,200	629,856
MBNA Corp.	70,200	1,978,938

		8,782,825

FOOD — 1.2%
Safeway, Inc.*(a)	28,275	558,149
Unilever NV	6,000	400,260

		958,409

HEALTHCARE SERVICES — 4.9%
Caremark Rx, Inc.*(a)	10,500	414,015
HCA, Inc.(a)	14,600	583,416
Medco Health Solutions, Inc.*	16,300	678,080
UnitedHealth Group, Inc.	24,000	2,112,720

		3,788,231

INDUSTRIAL PRODUCTS — 0.5%
Cooper Industries Ltd. (Class “A” Stock)	6,300	427,707

INSURANCE — 5.1%
American International Group, Inc.	21,200	1,392,204
Chubb Corp.(a)	14,500	1,115,050
MetLife, Inc.	14,500	587,395
St. Paul Cos., Inc.	12,698	470,715
Torchmark Corp.	1,200	68,568
XL Capital Ltd. (Class “A” Stock)(a)	4,300	333,895

		3,967,827

INTERNET SERVICES — 7.0%
eBay, Inc.*(a)	16,200	1,883,736
Google, Inc. (Class “A” Stock)*(a)	2,300	444,130
Juniper Networks, Inc.*(a)	34,800	946,212
Yahoo!, Inc.*(a)	56,800	2,140,224

		5,414,302

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
MEDICAL SUPPLIES & EQUIPMENT — 5.6%
Alcon, Inc. (Switzerland)	11,000	$886,600
Amgen, Inc.*	29,600	1,898,840
Boston Scientific Corp.*	12,500	444,375
St. Jude Medical, Inc.*	9,400	394,142
Zimmer Holdings, Inc.*	9,600	769,152

		4,393,109

OIL & GAS — 5.7%
BP PLC [ADR] (United Kingdom)	13,900	811,760
ChevronTexaco Corp.	13,700	719,387
ConocoPhillips	12,800	1,111,424
Nabors Industries Ltd.*	14,900	764,221
Occidental Petroleum Corp.	18,200	1,062,152

		4,468,944

PAPER & FOREST PRODUCTS — 1.0%
International Paper Co.	7,000	294,000
MeadWestvaco Corp.	14,600	494,794
Neenah Paper, Inc.*	1	33

		788,827

PHARMACEUTICALS — 3.4%
GlaxoSmithKline PLC [ADR] (United Kingdom)	6,200	293,818
Pfizer, Inc.	57,700	1,551,553
Teva Pharmaceutical Industries Ltd. [ADR] (Israel)(a)	26,300	785,318

		2,630,689

RAILROADS — 3.7%
Burlington Northern Santa Fe Corp.	19,000	898,890
CSX Corp.	18,900	757,512
Norfolk Southern Corp.	33,400	1,208,746

		2,865,148

RESTAURANTS — 1.3%
McDonald's Corp.	18,000	577,080
Starbucks Corp.*	6,600	411,576

		988,656

RETAIL & MERCHANDISING — 5.4%
Bed Bath & Beyond, Inc.*(a)	7,000	278,810
Federated Department Stores, Inc.	4,600	265,834
Kroger Co. (The)*(a)	34,000	596,360
Lowe's Cos., Inc.(a)	20,300	1,169,077
Office Depot, Inc.*	23,300	404,488
Target Corp.	20,400	1,059,372
Wal-Mart Stores, Inc.	7,900	417,278

		4,191,219

SEMICONDUCTORS — 1.5%
Broadcom Corp. (Class “A” Stock)*	24,500	790,860
Marvell Technology Group Ltd.*	11,100	393,717

		1,184,577

TELECOMMUNICATIONS — 4.3%
Corning, Inc.*(a)	74,300	874,511
Nortel Networks Corp. (Canada)*	36,700	128,083
Qualcomm, Inc.	29,000	1,229,600
Research in Motion Ltd. (Canada)*(a)	4,400	362,648
Sprint Corp.	19,100	474,635
Tellabs, Inc.*	30,700	263,713

		3,333,190

UTILITIES — 2.4%
American Electric Power Co., Inc.(a)	21,600	741,744
Entergy Corp.	9,900	669,141
Sempra Energy(a)	12,500	458,500

		1,869,385

TOTAL LONG-TERM INVESTMENTS (Cost $63,605,220)		75,023,417

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 20.9%
CERTIFICATES OF DEPOSIT — 4.5%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$1,688	1,687,929
First Boston Corp.
2.36%, 01/24/05(b)	779	779,625
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	482	481,688
Societe Generale
2.357%, 01/14/05(b)	564	563,966

		3,513,208

COMMERCIAL PAPER — 2.7%
Citigroup, Inc.
2.304%, 01/10/05(b)	1,749	1,745,363
Ticonderoga Funding, LLC
2.35%, 01/14/05(b)	335	334,720

		2,080,083

CORPORATE OBLIGATIONS — 8.5%
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	2,969	2,969,376
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	2,409	2,408,753
Natexis Banque NY
2.297%, 01/03/05(b)(c)	1,180	1,179,637
Swedbank NY
2.362%, 01/18/05(b)(c)	53	53,099

		6,610,865

TIME DEPOSIT — 0.7%
Bank of America NA
1.50%, 01/03/05(b)	579	578,634

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY — 2.5%
BlackRock Institutional Money Market Trust(b)(j)	1,952,725	$1,952,725

REGISTERED INVESTMENT COMPANIES — 2.0%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	777,502	777,502
BlackRock Provident Institutional Funds TempFund Portfolio(j)	777,501	777,501

		1,555,003

TOTAL SHORT TERM INVESTMENTS (Cost $16,290,518)		16,290,518

TOTAL INVESTMENTS — 117.2% (Cost $79,895,738; Note 5)		91,313,935
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.2%)		(13,392,146)

NET ASSETS — 100.0%		$77,921,789

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $14,205,920; cash collateral of $14,735,515 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial Services	11.4%
Internet Services	7.0
Computer Services & Software	6.4
Oil & Gas	5.7
Medical Supplies & Equipment	5.6
Retail & Merchandising	5.4
Electronic Components & Equipment	5.1
Insurance	5.1
Computer Hardware	5.0
Healthcare Services	4.9
Telecommunications	4.3
Financial Bank & Trust	4.2
Railroads	3.7
Pharmaceuticals	3.4
Consumer Products & Services	2.5
Utilities	2.4
Conglomerates	1.9
Entertainment & Leisure	1.6
Semiconductors	1.5%
Restaurants	1.3
Food	1.2
Broadcasting	1.0
Paper & Forest Products	1.0
Automotive Parts	0.8
Cable Television	0.8
Aerospace	0.7
Clothing & Apparel	0.7
Beverages	0.6
Containers & Packaging	0.6
Industrial Products	0.5
Short-Term Investments	20.9

117.2
Liabilities in excess of other assets	(17.2)

100.0%

See Notes to Financial Statements.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 96.5%
COMMON STOCK
ADVERTISING — 0.5%
Interpublic Group of Cos., Inc. (The)*(a)	116,500	$1,561,100

AEROSPACE — 1.5%
Boeing Co.	27,900	1,444,383
General Dynamics Corp.	6,700	700,820
Goodrich Corp.	40,800	1,331,712
Northrop Grumman Corp.	16,600	902,376

		4,379,291

AUTOMOBILE MANUFACTURERS — 0.1%
General Motors Corp.(a)	7,900	316,474

AUTOMOTIVE PARTS — 2.3%
American Axle & Manufacturing Holdings, Inc.	16,000	490,560
Autoliv, Inc. (Germany)	31,100	1,502,130
BorgWarner, Inc.	16,400	888,388
Cooper Tire & Rubber Co.(a)	22,100	476,255
Dana Corp.	47,700	826,641
Lear Corp.(a)	18,000	1,098,180
Magna International, Inc. (Class “A” Stock)	14,800	1,221,740

		6,503,894

BEVERAGES — 0.8%
Coors, (Adolph) Co. (Class “B” Stock)(a)	11,400	862,638
PepsiCo, Inc.	27,100	1,414,620

		2,277,258

BUILDING MATERIALS — 1.0%
Martin Marietta Materials, Inc.	14,800	794,168
Masco Corp.	20,600	752,518
Vulcan Materials Co.	23,500	1,283,335

		2,830,021

CABLE TELEVISION — 0.9%
Comcast Corp. (Class “A” Stock)*	75,000	2,496,000

CHEMICALS — 1.4%
Dow Chemical Co.	4,700	232,697
DuPont, (E.I.) de Nemours & Co.	60,400	2,962,620
Eastman Chemical Co.(a)	15,300	883,269

		4,078,586

CLOTHING & APPAREL — 0.9%
Jones Apparel Group, Inc.	35,000	1,279,950
VF Corp.	23,100	1,279,278

		2,559,228

COMPUTER HARDWARE — 2.0%
Hewlett-Packard Co.	196,424	4,119,011
Ingram Micro, Inc. (Class “A” Stock)*	26,500	551,200
International Business Machines Corp.	10,000	985,800

		5,656,011

COMPUTER SERVICES & SOFTWARE — 2.2%
Electronic Data Systems Corp.	81,400	1,880,340
Microsoft Corp.	130,400	3,482,984
Tech Data Corp.*(a)	18,850	855,790

		6,219,114

CONGLOMERATES — 4.3%
Altria Group, Inc.	116,800	7,136,480
Honeywell International, Inc.	59,800	2,117,518
Textron, Inc.	22,700	1,675,260
Tyco International Ltd.(a)	39,800	1,422,452

		12,351,710

CONSUMER PRODUCTS & SERVICES — 1.8%
Kimberly-Clark Corp.	25,400	1,671,574
Newell Rubbermaid, Inc.	71,700	1,734,423
UST, Inc.	38,600	1,857,046

		5,263,043

CONTAINERS & PACKAGING — 0.8%
Bemis Co., Inc.	12,800	372,352
Smurfit-Stone Container Corp.*	87,600	1,636,368
Sonoco Products Co.	6,200	183,830

		2,192,550

ELECTRONIC COMPONENTS & EQUIPMENT — 7.3%
Agere Systems, Inc. (Class “A” Stock)*	298,800	409,356
Arrow Electronics, Inc.*(a)	3,150	76,545
Avnet, Inc.*(a)	20,700	377,568
Celestica, Inc. (Canada)*	72,700	1,025,797
Eastman Kodak Co.(a)	36,300	1,170,675
Flextronics International Ltd.*(a)	67,800	936,996
General Electric Co.	375,000	13,687,500
Hubbell, Inc. (Class “B” Stock)	14,500	758,350
Parker-Hannifin Corp.	7,400	560,476
Sanmina-SCI Corp.*	69,900	592,053
Solectron Corp.*(a)	227,350	1,211,776
Vishay Intertechnology, Inc.*	6,200	93,124

		20,900,216

ENTERTAINMENT & LEISURE — 1.8%
Disney, (Walt) Co.	15,200	422,560
Time Warner, Inc.*	234,800	4,564,512
Viacom, Inc. (Class “B” Stock)	8,700	316,593

		5,303,665

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
FINANCIAL — BANK & TRUST — 10.0%
Astoria Financial Corp.	13,200	$527,604
Bank of America Corp.	199,476	9,373,377
BB&T Corp.(a)	13,200	555,060
Comerica, Inc.	31,300	1,909,926
Huntington Bancshares, Inc.(a)	70,300	1,742,034
National City Corp.	63,650	2,390,058
SunTrust Banks, Inc.	31,200	2,305,056
U.S. Bancorp	80,100	2,508,732
Wachovia Corp.	99,100	5,212,660
Wells Fargo & Co.(a)	33,700	2,094,455

		28,618,962

FINANCIAL SERVICES — 14.1%
Capital One Financial Corp.	3,100	261,051
Citigroup, Inc.	247,200	11,910,095
Fannie Mae(a)	18,700	1,331,627
Freddie Mac	49,500	3,648,150
Goldman Sachs Group, Inc.	24,600	2,559,384
JP Morgan Chase & Co.	137,400	5,359,974
KeyCorp(a)	43,475	1,473,803
Lehman Brothers Holdings, Inc.	26,400	2,309,472
MBIA, Inc.(a)	19,300	1,221,304
Mellon Financial Corp.(a)	59,300	1,844,823
Merrill Lynch & Co., Inc.	39,000	2,331,030
Morgan Stanley Dean Witter & Co.	40,000	2,220,800
PNC Financial Services Group	19,800	1,137,312
Washington Mutual, Inc.(a)	71,775	3,034,647

		40,643,472

FOOD — 2.8%
Albertson’s, Inc.(a)	65,900	1,573,692
Archer-Daniels-Midland Co.	10,200	227,562
Kraft Foods, Inc. (Class “A” Stock)(a)	38,000	1,353,180
Safeway, Inc.*(a)	88,300	1,743,042
Sara Lee Corp.	70,700	1,706,698
Unilever NV	20,800	1,387,568

		7,991,742

HEALTHCARE SERVICES — 0.8%
HCA, Inc.(a)	14,300	571,428
Medco Health Solutions, Inc.*	42,900	1,784,640

		2,356,068

INDUSTRIAL PRODUCTS — 0.8%
Cooper Industries Ltd. (Class “A” Stock)	13,900	943,671
Crane Co.(a)	8,600	248,024
Ingersoll-Rand Co., Ltd. (Class “A” Stock)	9,700	778,910
SPX Corp.(a)	8,200	328,492

		2,299,097

INSURANCE — 6.2%
ACE Ltd.	15,100	645,525
Allstate Corp. (The)	43,500	2,249,820
American International Group, Inc.	14,800	971,916
Chubb Corp.(a)	20,700	1,591,830
Genworth Financial, Inc.	53,300	1,439,100
Hartford Financial Services Group, Inc. (The)	32,000	2,217,920
Manulife Financial Corp. (Canada)	39,233	1,812,565
MetLife, Inc.	34,225	1,386,455
MGIC Investment Corp.(a)	19,300	1,329,963
PartnerRe Ltd.	6,200	384,028
St. Paul Cos., Inc.	62,440	2,314,650
Torchmark Corp.	2,225	127,137
XL Capital Ltd. (Class “A” Stock)(a)	17,800	1,382,170

		17,853,079

MACHINERY & EQUIPMENT — 0.7%
Eaton Corp.	21,600	1,562,976
Stanley Works	8,500	416,415

		1,979,391

METALS & MINING — 1.0%
Alcoa, Inc.	36,900	1,159,398
United States Steel Corp.	35,500	1,819,375

		2,978,773

OIL & GAS — 10.1%
BP PLC [ADR] (United Kingdom)	19,400	1,132,960
ChevronTexaco Corp.	110,800	5,818,108
ConocoPhillips	47,843	4,154,208
Exxon Mobil Corp.	270,000	13,840,199
Marathon Oil Corp.	53,400	2,008,374
Occidental Petroleum Corp.	37,300	2,176,828

		29,130,677

PAPER & FOREST PRODUCTS — 2.1%
Georgia-Pacific Corp.	41,625	1,560,105
International Paper Co.	35,300	1,482,600
MeadWestvaco Corp.	46,100	1,562,329
Temple-Inland, Inc.	19,300	1,320,120

		5,925,154

PHARMACEUTICALS — 1.2%
AstraZeneca PLC [ADR] (United Kingdom)(a)	23,900	869,721
Merck & Co., Inc.(a)	78,000	2,506,920

		3,376,641

RAILROADS — 1.8%
Burlington Northern Santa Fe Corp.	38,775	1,834,445
CSX Corp.	23,500	941,880
Norfolk Southern Corp.	64,450	2,332,446

		5,108,771

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
RESTAURANTS — 1.1%
McDonald’s Corp.	101,100	$3,241,266

RETAIL & MERCHANDISING — 3.5%
Federated Department Stores, Inc.	26,175	1,512,653
Gap, Inc.(a)	59,700	1,260,864
Kroger Co. (The)*(a)	118,900	2,085,506
Limited Brands, Inc.	70,700	1,627,514
Nordstrom, Inc.	12,900	602,817
Office Depot, Inc.*	96,900	1,682,184
SUPERVALU, Inc.(a)	1,625	56,095
Target Corp.	26,100	1,355,373

		10,183,006

TELECOMMUNICATIONS — 5.6%
ADC Telecommunications, Inc.*(a)	241,400	646,952
BellSouth Corp.(a)	29,900	830,921
Corning, Inc.*(a)	111,300	1,310,001
Nortel Networks Corp. (Canada)*	220,800	770,592
SBC Communications, Inc.(a)	91,900	2,368,263
Sprint Corp.	142,950	3,552,308
Tellabs, Inc.*	121,100	1,040,249
Verizon Communications, Inc.	138,000	5,590,380

		16,109,666

UTILITIES — 5.1%
Alliant Energy Corp.	23,900	683,540
American Electric Power Co., Inc.(a)	52,200	1,792,548
Constellation Energy Group, Inc.	19,500	852,345
Edison International Co.	19,000	608,570
Entergy Corp.	20,400	1,378,836
Exelon Corp.(a)	46,800	2,062,476
FirstEnergy Corp.	29,400	1,161,594
Northeast Utilities	41,700	786,045
PPL Corp.	26,900	1,433,232
Sempra Energy(a)	46,100	1,690,948
Wisconsin Energy Corp.	30,700	1,034,897
Xcel Energy, Inc.(a)	65,100	1,184,820

		14,669,851

TOTAL LONG-TERM INVESTMENTS (Cost $227,217,075)		277,353,777

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 19.7%
CERTIFICATES OF DEPOSIT — 3.3%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$1,703	1,703,161
First Boston Corp.
2.36%, 01/24/05(b)	4,839	4,839,178
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	1,334	1,334,083
Societe Generale
2.357%, 01/14/05(b)	481	481,146
UBS Bank
2.315%, 01/18/05(b)	1,201	1,200,650

		9,558,218

CORPORATE OBLIGATIONS — 9.5%
Bank of America NA
2.30%, 01/03/05(b)(c)	940	940,013
Bear Stearns
2.28%, 01/03/05(b)(c)	5,087	5,086,992
2.28%, 01/03/05(b)(c)	1,426	1,425,750
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	2,985	2,985,186
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	9,102	9,102,100
Morgan Stanley
2.33%, 01/03/05(b)(c)	1,726	1,726,381
Natexis Banque NY
2.297%, 01/03/05(b)(c)	5,244	5,243,377
Swedbank NY
2.362%, 01/18/05(b)(c)	811	810,502

		27,320,301

TIME DEPOSIT — 0.7%
Bank of America NA
1.50%, 01/03/05(b)	2,004	2,003,648

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.3%
BlackRock Institutional Money Market Trust(b)(j)	3,683,314	3,683,314

REGISTERED INVESTMENT COMPANIES — 4.9%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	7,034,277	7,034,277
BlackRock Provident Institutional Funds TempFund Portfolio(j)	7,034,277	7,034,277

		14,068,554

TOTAL SHORT-TERM INVESTMENTS (Cost $56,634,035)		56,634,035

TOTAL INVESTMENTS — 116.2% (Cost $283,851,110; Note 5)		333,987,812
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.2%)		(46,504,260)

NET ASSETS — 100.0%		$287,483,552

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt.

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $40,931,383; cash collateral of $42,565,481 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial Services	14.1%
Oil & Gas	10.1
Financial — Bank & Trust	10.0
Electronic Components & Equipment	7.3
Insurance	6.2
Telecommunications	5.6
Utilities	5.1
Conglomerates	4.3
Retail & Merchandising	3.5
Food	2.8
Automotive Parts	2.3
Computer Services & Software	2.2
Paper & Forest Products	2.1
Computer Hardware	2.0
Consumer Products & Services	1.8
Entertainment & Leisure	1.8
Railroads	1.8
Aerospace	1.5
Chemicals	1.4
Pharmaceuticals	1.2
Restaurants	1.1
Building Materials	1.0
Metals & Mining	1.0
Cable Television	0.9
Clothing & Apparel	0.9
Beverages	0.8
Containers & Packaging	0.8
Healthcare Services	0.8
Industrial Products	0.8
Machinery & Equipment	0.7
Advertising	0.5
Automobile Manufacturers	0.1
Short-Term Investments	19.7

116.2
Liabilities in excess of other assets	(16.2)

100.0%

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 95.9%
COMMON STOCK
APARTMENT/RESIDENTIAL — 18.9%
Affordable Residential Communities [REIT]	94,200	$1,351,770
Apartment Investment & Management Co. (Class “A” Stock) [REIT](a)	77,200	2,975,288
Archstone-Smith Trust [REIT]	296,500	11,355,950
Avalonbay Communities, Inc. [REIT]	296,600	22,333,980
BRE Properties, Inc. [REIT]	230,400	9,287,424
Equity Residential Properties Trust [REIT](a)	391,100	14,149,998
Essex Property Trust, Inc. [REIT]	73,700	6,176,060
GMH Communities Trust [REIT]	76,700	1,081,470
Post Properties, Inc. [REIT]	186,700	6,515,830
Summit Properties, Inc. [REIT]	137,600	4,480,256

		79,708,026

DIVERSIFIED — 6.8%
Sun Communities, Inc. [REIT]	143,100	5,759,775
Vornado Realty Trust [REIT](a)	303,200	23,082,616

		28,842,391

HEALTH CARE — 1.4%
Ventas, Inc. [REIT]	215,000	5,893,150

HOTELS & MOTELS — 7.5%
Hilton Hotels Corp.	277,300	6,305,802
Host Marriott Corp. [REIT](a)	865,100	14,966,230
Starwood Hotels & Resorts Worldwide, Inc.(a)	183,000	10,687,200

		31,959,232

INDUSTRIAL — 9.6%
AMB Property Corp. [REIT]	195,900	7,912,401
Catellus Development Corp. [REIT]	263,952	8,076,931
ProLogis [REIT]	572,600	24,810,758

		40,800,090

OFFICE — 22.0%
Arden Realty, Inc. [REIT]	132,600	5,001,672
Biomed Realty Trust, Inc. [REIT]	53,900	1,197,119
Boston Properties, Inc. [REIT](a)	447,000	28,907,490
Brandywine Realty Trust [REIT]	75,500	2,218,945
Brookfield Properties Corp. (Canada)	302,800	11,354,842
CarrAmerica Realty Corp. [REIT]	148,900	4,913,700
Equity Office Properties Trust [REIT]	281,000	8,182,720
Highwoods Properties, Inc. [REIT]	90,500	2,506,850
Kilroy Realty Corp. [REIT]	108,000	4,617,000
Mack-Cali Realty Corp. [REIT]	103,600	4,768,708
Maguire Properties, Inc. [REIT]	154,000	4,228,840
Prentiss Properties Trust [REIT]	97,400	3,720,680
SL Green Realty Corp. [REIT]	176,200	10,668,910
Trizec Properties, Inc. [REIT]	34,400	650,848

		92,938,324

OFFICE/INDUSTRIAL — 2.8%
Liberty Property Trust [REIT](a)	121,300	5,240,160
Reckson Associates Realty Corp. [REIT]	202,700	6,650,587

		11,890,747

REGIONAL MALL — 17.8%
CBL & Associates Properties, Inc. [REIT]	86,100	6,573,735
General Growth Properties, Inc. [REIT]	325,100	11,755,616
Macerich Co. [REIT]	167,500	10,519,000
Mills Corp. (The) [REIT](a)	236,600	15,085,616
Simon Property Group, Inc. [REIT](a)	360,500	23,313,535
Taubman Centers, Inc. [REIT]	273,000	8,176,350

		75,423,852

SELF STORAGE — 4.8%
Public Storage, Inc. [REIT]	195,600	10,904,700
Shurgard Storage Centers, Inc. (Class “A” Stock) [REIT]	216,700	9,536,967

		20,441,667

SHOPPING CENTERS — 4.3%
Developers Diversified Realty Corp. [REIT]	117,700	5,222,349
Federal Realty Investment Trust [REIT]	116,000	5,991,400
Pan Pacific Retail Properties, Inc. [REIT]	65,600	4,113,120
Regency Centers Corp. [REIT]	52,200	2,891,880

		18,218,749

TOTAL LONG TERM INVESTMENTS (Cost $290,781,746)		406,116,228

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 17.2%
CERTIFICATE OF DEPOSIT — 0.4%
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	$1,881	1,880,905

COMMERCIAL PAPER — 0.8%
Citigroup Inc.
2.304%, 01/10/05(b)	3,358	3,351,633

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CORPORATE OBLIGATIONS — 4.8%
Bear Stearns
2.28%, 01/03/05(b)(c)	$3,148	$3,147,895
2.28%, 01/03/05(b)(c)	3,442	3,441,989
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	1,269	1,269,401
Natexis Banque NY
2.297%, 01/03/05(b)(c)	3,750	3,749,589
Swedbank NY
2.362%, 01/18/05(b)(c)	8,786	8,784,788

		20,393,662

TIME DEPOSIT — 0.6%
Bank of America NA
1.50%, 01/03/05(b)	2,619	2,618,880

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 7.0%
BlackRock Institutional Money Market Trust(b)(j)	29,535,952	$29,535,952

REGISTERED INVESTMENT COMPANIES — 3.6%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	7,554,233	7,554,233
BlackRock Provident Institutional Funds TempFund Portfolio(j)	7,554,232	7,554,232

		15,108,465

TOTAL SHORT-TERM INVESTMENTS (Cost $72,889,497)		72,889,497

TOTAL INVESTMENTS — 113.1% (Cost $363,671,243; Note 5)		479,005,725
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.1%)		(55,525,825)

NET ASSETS — 100.0%		$423,479,900

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $56,117,279; cash collateral of $57,781,032 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Office	22.0%
Apartment/Residential	18.9
Regional Mall	17.8
Industrial	9.6
Hotels & Motels	7.5
Diversified	6.8
Self Storage	4.8
Shopping Centers	4.3
Office/Industrial	2.8
Health Care	1.4
Short-Term Investments	17.2

113.1
Liabilities in excess of other assets	(13.1)

100.0%

See Notes to Financial Statements.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.5%
COMMON STOCK
ADVERTISING — 0.1%
Interpublic Group of Cos., Inc. (The)*(a)	61,100	$818,740

AEROSPACE — 1.8%
Boeing Co.	71,300	3,691,201
Goodrich Corp.	28,700	936,768
United Technologies Corp.	51,100	5,281,185

		9,909,154

AUTOMOBILE MANUFACTURERS — 0.6%
General Motors Corp.(a)	81,000	3,244,860

AUTOMOTIVE PARTS — 0.3%
Delphi Corp.(a)	177,600	1,601,952

BEVERAGES — 1.7%
Coca-Cola Co.	61,700	2,568,571
PepsiCo, Inc.	135,100	7,052,220

		9,620,791

BROADCASTING — 0.4%
Univision Communications, Inc. (Class “A” Stock)*	50,000	1,463,500
Westwood One, Inc.*	28,900	778,277

		2,241,777

BUILDING MATERIALS — 1.0%
American Standard Cos., Inc.*	57,000	2,355,240
Masco Corp.	66,400	2,425,592
Sherwin-Williams Co. (The)	13,900	620,357

		5,401,189

BUSINESS SERVICES — 0.1%
Fiserv, Inc.*	19,000	763,610

CABLE TELEVISION — 0.4%
Comcast Corp. (Class “A” Stock)*	64,800	2,156,544

CHEMICALS — 1.5%
Dow Chemical Co.	24,200	1,198,142
DuPont, (E.I.) de Nemours & Co.	52,200	2,560,410
Eastman Chemical Co.	9,000	519,570
FMC Corp.*	11,300	545,790
Hercules, Inc.*(a)	44,600	662,310
Lubrizol Corp.	35,700	1,315,902
PPG Industries, Inc.	22,000	1,499,520

		8,301,644

CLOTHING & APPAREL — 0.3%
VF Corp.	34,375	1,903,688

COMPUTER HARDWARE — 3.7%
Dell, Inc.*	195,185	8,225,096
Hewlett-Packard Co.	239,760	5,027,767
Ingram Micro, Inc. (Class “A” Stock)*	33,200	690,560
International Business Machines Corp.	70,600	6,959,748

		20,903,171

COMPUTER SERVICES & SOFTWARE — 6.7%
Cisco Systems, Inc.*	306,400	5,913,520
Electronic Arts, Inc.*	50,000	3,084,000
Electronic Data Systems Corp.	29,300	676,830
EMC Corp.*	143,400	2,132,358
Mercury Interactive Corp.*(a)	16,900	769,795
Microsoft Corp.	600,800	16,047,368
Oracle Corp.*	322,600	4,426,072
Symantec Corp.*	110,600	2,849,056
Tech Data Corp.*(a)	33,000	1,498,200

		37,397,199

CONGLOMERATES — 3.4%
3M Co.	13,900	1,140,773
Altria Group, Inc.	154,900	9,464,390
Cendant Corp.	93,000	2,174,340
Honeywell International, Inc.	44,900	1,589,909
Textron, Inc.	20,000	1,476,000
Tyco International Ltd.	88,100	3,148,694

		18,994,106

CONSTRUCTION — 0.3%
Lennar Corp. (Class “A” Stock)	15,700	889,876
Pulte Homes, Inc.	12,800	816,640

		1,706,516

CONSUMER PRODUCTS & SERVICES — 4.2%
Avon Products, Inc.	74,000	2,863,800
Fortune Brands, Inc.	12,100	933,878
Johnson & Johnson	101,800	6,456,156
Newell Rubbermaid, Inc.	41,400	1,001,466
Procter & Gamble Co.	189,500	10,437,660
Reynolds, (R.J.) Tobacco Holdings, Inc.(a)	26,800	2,106,480

		23,799,440

CONTAINERS & PACKAGING — 0.1%
Sonoco Products Co.	20,500	607,825

ELECTRONIC COMPONENTS & EQUIPMENT — 5.3%
Avnet, Inc.*(a)	28,700	523,488
Eastman Kodak Co.(a)	47,700	1,538,325
Emerson Electric Co.	14,000	981,400
Flextronics International Ltd.*(a)	31,000	428,420
General Electric Co.	641,670	23,420,955
Hubbell, Inc. (Class “B” Stock)	21,000	1,098,300
Solectron Corp.*(a)	260,000	1,385,800
Vishay Intertechnology, Inc.*	25,000	375,500

		29,752,188

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
ENTERTAINMENT & LEISURE — 3.0%
Carnival Corp.(a)	30,900	$1,780,767
Disney, (Walt) Co.	47,100	1,309,380
Harley-Davidson, Inc.(a)	50,600	3,073,950
International Game Technology Group, Inc.(a)	59,000	2,028,420
Time Warner, Inc.*	358,000	6,959,520
Viacom, Inc. (Class “B” Stock)	50,400	1,834,056

		16,986,093

FARMING & AGRICULTURE — 0.3%
Bunge Ltd.(a)	32,300	1,841,423

FINANCIAL — BANK & TRUST — 5.5%
Bank of America Corp.	213,252	10,020,711
Comerica, Inc.	43,300	2,642,166
Commerce Bancorp, Inc.(a)	25,000	1,610,000
Huntington Bancshares, Inc.(a)	34,200	847,476
National City Corp.	95,400	3,582,270
North Fork Bancorp, Inc.	31,950	921,758
Regions Financial Corp.	15,176	540,114
SunTrust Banks, Inc.	45,000	3,324,600
U.S. Bancorp	71,000	2,223,720
Wachovia Corp.	62,800	3,303,280
Wells Fargo & Co.	30,800	1,914,220

		30,930,315

FINANCIAL SERVICES — 9.6%
American Express Co.(a)	61,000	3,438,570
Bank of New York Co., Inc. (The)	30,300	1,012,626
Citigroup, Inc.	342,900	16,520,921
Fannie Mae	9,500	676,495
Franklin Resources, Inc.	900	62,685
Goldman Sachs Group, Inc.	26,900	2,798,676
JP Morgan Chase & Co.	196,776	7,676,232
KeyCorp(a)	76,000	2,576,400
Legg Mason, Inc.	21,750	1,593,405
Lehman Brothers Holdings, Inc.(a)	41,300	3,612,924
MBNA Corp.	183,500	5,172,865
Merrill Lynch & Co., Inc.	59,000	3,526,430
Morgan Stanley Dean Witter & Co.	46,900	2,603,888
PNC Financial Services Group	39,100	2,245,904

		53,518,021

FOOD — 1.3%
Albertson’s, Inc.(a)	23,200	554,016
Archer-Daniels-Midland Co.	52,808	1,178,146
Dean Foods Co.*	20,800	685,360
General Mills, Inc.	63,500	3,156,585
Safeway, Inc.*(a)	86,100	1,699,614

		7,273,721

HEALTHCARE SERVICES — 2.4%
Caremark Rx, Inc.*(a)	85,700	3,379,151
HCA, Inc.(a)	24,200	967,032
Health Management Associates, Inc. (Class “A” Stock)(a)	80,000	1,817,600
UnitedHealth Group, Inc.	86,000	7,570,580

		13,734,363

INDUSTRIAL PRODUCTS — 0.2%
Cooper Industries Ltd. (Class “A” Stock)	13,900	943,671

INSURANCE — 6.4%
ACE Ltd.	42,500	1,816,875
AFLAC, Inc.	21,300	848,592
Allstate Corp. (The)	32,000	1,655,040
American International Group, Inc.	183,487	12,049,591
Axis Capital Holdings Ltd.	45,400	1,242,144
Chubb Corp.(a)	33,900	2,606,910
CIGNA Corp.	20,200	1,647,714
Hartford Financial Services Group, Inc. (The)	47,100	3,264,501
Lincoln National Corp.	44,800	2,091,264
St. Paul Cos., Inc.	64,695	2,398,244
WellPoint, Inc.*	35,300	4,059,500
XL Capital Ltd. (Class “A” Stock)(a)	30,500	2,368,325

		36,048,700

INTERNET SERVICES — 3.3%
eBay, Inc.*	82,800	9,627,984
Juniper Networks, Inc.*(a)	67,100	1,824,449
Yahoo!, Inc.*(a)	182,200	6,865,296

		18,317,729

MACHINERY & EQUIPMENT — 0.4%
Eaton Corp.	28,700	2,076,732

MEDICAL SUPPLIES & EQUIPMENT — 4.2%
Abbott Laboratories	17,700	825,705
Alcon, Inc. (Switzerland)	16,600	1,337,960
Amgen, Inc.*	132,200	8,480,630
Applera Corp. — Applied Biosystems Group	55,000	1,150,050
Beckman Coulter, Inc.	22,200	1,487,178
Boston Scientific Corp.*	124,200	4,415,310
St. Jude Medical, Inc.*	68,000	2,851,240
Zimmer Holdings, Inc.*	40,400	3,236,848

		23,784,921

METALS & MINING — 0.9%
Alcan, Inc. (Canada)	19,000	931,760
Alcoa, Inc.	29,800	936,316
United States Steel Corp.(a)	50,400	2,583,000
Worthington Industries, Inc.	29,200	571,736

		5,022,812

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
OFFICE EQUIPMENT — 0.1%
Pitney Bowes, Inc.	13,000	$601,640

OIL & GAS — 6.5%
Baker Hughes, Inc.	47,400	2,022,558
BP PLC [ADR] (United Kingdom)	18,100	1,057,040
ChevronTexaco Corp.	127,876	6,714,769
ConocoPhillips	56,453	4,901,814
El Paso Corp.	79,500	826,800
Exxon Mobil Corp.	256,900	13,168,694
FMC Technologies, Inc.*	16,100	518,420
Marathon Oil Corp.	48,000	1,805,280
Nabors Industries Ltd.*	36,500	1,872,085
Occidental Petroleum Corp.	38,300	2,235,188
XTO Energy, Inc.	46,000	1,627,480

		36,750,128

PAPER & FOREST PRODUCTS — 0.5%
Georgia-Pacific Corp.	14,700	550,956
International Paper Co.	38,600	1,621,200
Temple-Inland, Inc.	9,100	622,440

		2,794,596

PERSONAL SERVICES — 0.5%
Apollo Group, Inc. (Class “A” Stock)*(a)	33,400	2,695,714

PHARMACEUTICALS — 3.4%
Bristol-Meyers Squibb Co.(a)	60,600	1,552,572
Cephalon, Inc.*	24,000	1,221,120
Forest Laboratories, Inc.*(a)	54,600	2,449,356
Lilly, (Eli) & Co.	6,500	368,875
Merck & Co., Inc.(a)	41,200	1,324,168
Pfizer, Inc.	461,120	12,399,517

		19,315,608

PRINTING & PUBLISHING — 0.3%
Donnelley, (R.R.) & Sons Co.	48,000	1,693,920

RAILROADS — 0.7%
Burlington Northern Santa Fe Corp.	15,000	709,650
CSX Corp.	47,300	1,895,784
Norfolk Southern Corp.	38,400	1,389,696

		3,995,130

REAL ESTATE — 0.5%
Equity Office Properties Trust [REIT]	44,500	1,295,840
Equity Residential Properties Trust [REIT]	35,000	1,266,300

		2,562,140

RESTAURANTS — 1.4%
McDonald’s Corp.	63,200	2,026,192
Starbucks Corp.*(a)	69,000	4,302,840
Wendy’s International, Inc.	33,000	1,295,580

		7,624,612

RETAIL & MERCHANDISING — 7.1%
Bed Bath & Beyond, Inc.*	31,400	1,250,662
Federated Department Stores, Inc.	33,900	1,959,081
Home Depot, Inc.	178,700	7,637,638
Lowe’s Cos., Inc.(a)	108,400	6,242,756
May Department Stores Co.(a)	39,500	1,161,300
OfficeMax, Inc.	21,400	671,532
Rite Aid Corp.*	183,100	670,146
Saks, Inc.(a)	30,000	435,300
SUPERVALU, Inc.	31,900	1,101,188
Target Corp.	94,300	4,896,999
TJX Cos., Inc.	100,100	2,515,513
Wal-Mart Stores, Inc.	171,200	9,042,784
Williams-Sonoma, Inc.*	51,500	1,804,560

		39,389,459

SEMICONDUCTORS — 1.5%
Broadcom Corp. (Class “A” Stock)*	36,900	1,191,132
Freescale Semiconductor, Inc. (Class “B” Stock)*	8,612	158,116
Intel Corp.	268,880	6,289,104
Marvell Technology Group Ltd.*	26,600	943,502

		8,581,854

TELECOMMUNICATIONS — 4.3%
ALLTEL Corp.	14,000	822,640
BellSouth Corp.	76,000	2,112,040
Corning, Inc.*	78,000	918,060
Lucent Technologies, Inc.*	259,000	973,840
Motorola, Inc.	78,000	1,341,600
Nextel Communications, Inc. (Class “A” Stock)*(a)	67,400	2,022,000
Qualcomm, Inc.	124,000	5,257,600
SBC Communications, Inc.	145,200	3,741,804
Sprint Corp.	64,000	1,590,400
Tellabs, Inc.*	70,000	601,300
Verizon Communications, Inc.	117,700	4,768,027

		24,149,311

TRANSPORTATION — 1.1%
United Parcel Service, Inc. (Class “B” Stock)(a)	71,600	6,118,936

UTILITIES — 2.2%
American Electric Power Co., Inc.(a)	61,160	2,100,234
Constellation Energy Group, Inc.	20,700	904,797
DTE Energy Co.(a)	42,000	1,811,460
Entergy Corp.	26,500	1,791,135
FirstEnergy Corp.	50,500	1,995,255
FPL Group, Inc.	5,600	418,600
PPL Corp.	15,900	847,152

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Progress Energy, Inc.	42,500	$1,922,700
Sempra Energy	22,900	839,972

		12,631,305

TOTAL LONG-TERM INVESTMENTS (Cost $486,326,325)		558,507,248

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 10.4%
CERTIFICATES OF DEPOSIT — 1.0%
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)(c)	$3,026	3,025,125
First Boston Corp.
2.36%, 01/24/05(b)	1,263	1,262,630
Societe Generale
2.357%, 01/14/05(b)	955	954,405
UBS Bank
2.315%, 01/18/05(b)	105	105,118

		5,347,278

COMMERCIAL PAPER
Citigroup, Inc.
2.304%, 01/10/05(b)	22	21,786

CORPORATE OBLIGATIONS — 7.4%
Bear Stearns
2.28%, 01/03/05(b)(c)	2,460	2,459,670
2.28%, 01/03/05(b)(c)	180	179,928
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	8,692	8,691,531
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	11,625	11,624,810
Morgan Stanley
2.33%, 01/03/05(b)(c)	3,174	3,174,290
2.33%, 01/03/05(b)(c)	4,655	4,655,074
Natexis Banque NY
2.297%, 01/03/05(b)(c)	7,008	7,007,179
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	479	478,899
Swedbank NY
2.362%, 01/18/05(b)(c)	3,987	3,986,611

		42,257,992

TIME DEPOSIT — 0.5%
Bank of America NA
1.50%, 01/03/05(b)	2,554	2,554,326

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.0%
BlackRock Institutional Money Market Trust(b)(j)	5,597,143	5,597,143

REGISTERED INVESTMENT COMPANIES — 0.5%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	1,370,653	1,370,653
BlackRock Provident Institutional Funds TempFund Portfolio(j)	1,370,653	1,370,653

		2,741,306

TOTAL SHORT-TERM INVESTMENTS (Cost $58,519,831)		58,519,831

TOTAL INVESTMENTS — 109.9% (Cost $544,846,156; Note 5)		617,027,079
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.9%)		(55,361,321)

NET ASSETS — 100.0%		$561,665,758

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.\
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $53,818,285; cash collateral of $55,778,525 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial Services	9.6%
Retail & Merchandising	7.1
Computer Services & Software	6.7
Oil & Gas	6.5
Insurance	6.4
Financial — Bank & Trust	5.5
Electronic Components & Equipment	5.3
Telecommunications	4.3
Consumer Products & Services	4.2
Medical Supplies & Equipment	4.2
Computer Hardware	3.7
Conglomerates	3.4
Pharmaceuticals	3.4
Internet Services	3.3
Entertainment & Leisure	3.0
Healthcare Services	2.4
Utilities	2.2
Aerospace	1.8
Beverages	1.7
Chemicals	1.5
Semiconductors	1.5
Restaurants	1.4
Food	1.3
Transportation	1.1
Building Materials	1.0
Metals & Mining	0.9
Railroads	0.7
Automobile Manufactures	0.6
Paper & Forest Products	0.5
Personal Services	0.5
Real Estate	0.5
Broadcasting	0.4
Cable Television	0.4
Machinery & Equipment	0.4
Automotive Parts	0.3
Clothing & Apparel	0.3
Construction	0.3
Farming & Agriculture	0.3
Printing & Publishing	0.3
Industrial Products	0.2
Advertising	0.1
Business Services	0.1
Containers & Packaging	0.1
Office Equipment	0.1
Short-Term Investments	10.4

109.9
Liabilities in excess of other assets	(9.9)

100.0%

See Notes to Financial Statements.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.5%
COMMON STOCK — 98.0%
AEROSPACE — 1.1%
Boeing Co.(a)	81,217	$4,204,605
Northrop Grumman Corp.	8,665	471,029
United Technologies Corp.	878	90,741

		4,766,375

AIRLINES — 0.1%
Delta Air Lines, Inc.*(a)	6,780	50,714
Southwest Airlines Co.	32,255	525,112

		575,826

AUTOMOBILE MANUFACTURERS — 2.5%
Ford Motor Co.(a)	788,287	11,540,524

AUTOMOTIVE PARTS — 0.3%
Magna International, Inc. (Class “A” Stock)	17,556	1,449,248

BEVERAGES — 0.7%
Coca-Cola Co.	5,888	245,117
Coors, (Adolph) Co. (Class “B” Stock)(a)	33,102	2,504,829
PepsiCo, Inc.	7,217	376,727

		3,126,673

BROADCASTING — 0.1%
Clear Channel Communications, Inc.(a)	5,377	180,076
Fox Entertainment Group, Inc. (Class “A” Stock)*	7,236	226,197

		406,273

BUSINESS SERVICES
Fiserv, Inc.*(a)	1,121	45,053

CABLE TELEVISION
Comcast Corp. (Class “A” Stock)*(a)	1,344	44,728
EchoStar Communications Corp. (Class “A” Stock)(a)	1,342	44,608

		89,336

CHEMICALS — 0.2%
Dow Chemical Co.(a)	7,750	383,703
PPG Industries, Inc.	5,219	355,727
Praxair, Inc.	2,235	98,675

		838,105

COMPUTER HARDWARE — 4.9%
Dell, Inc.*(a)	2,351	99,071
Hewlett-Packard Co.(a)	277,919	5,827,961
Ingram Micro, Inc. (Class “A” Stock)*	84,327	1,754,002
International Business Machines Corp.(a)	145,289	14,322,590
Lexmark International, Inc.*(a)	1,677	142,545

		22,146,169

COMPUTER SERVICES & SOFTWARE — 3.8%
Cisco Systems, Inc.*(a)	97,726	1,886,112
Computer Sciences Corp.*(a)	105,376	5,940,045
Microsoft Corp.	332,718	8,886,898
Tech Data Corp.*(a)	7,018	318,617
Veritas Software Corp.*	3,305	94,358

		17,126,030

CONGLOMERATES — 3.2%
Altria Group, Inc.(a)	76,287	4,661,136
Cendant Corp.(a)	243,035	5,682,158
Tyco International Ltd.(a)	110,950	3,965,353

		14,308,647

CONSUMER PRODUCTS & SERVICES — 6.9%
American Greetings Corp. (Class “A” Stock)	20,265	513,718
Black & Decker Corp.(a)	22,525	1,989,633
Colgate-Palmolive Co.	1,865	95,413
Johnson & Johnson(a)	238,923	15,152,497
Kimberly-Clark Corp.	52,031	3,424,160
Newell Rubbermaid, Inc.(a)	11,546	279,298
Procter & Gamble Co.	59,054	3,252,694
Reynolds, (R.J.) Tobacco Holdings, Inc.(a)	64,292	5,053,351
Whirlpool Corp.(a)	19,408	1,343,228

		31,103,992

ELECTRONIC COMPONENTS & EQUIPMENT — 1.9%
Arrow Electronics, Inc.*(a)	44,152	1,072,894
Eastman Kodak Co.(a)	143,783	4,637,001
General Electric Co.	75,903	2,770,460

		8,480,355

ENTERTAINMENT & LEISURE — 4.4%
Disney, (Walt) Co.(a)	274,060	7,618,868
Harley-Davidson, Inc.(a)	725	44,044
Regal Entertainment Group (Class “A” Stock)(a)	91,850	1,905,888
Time Warner, Inc.*(a)	449,557	8,739,387
Viacom, Inc. (Class “B” Stock)	41,684	1,516,881

		19,825,068

FARMING & AGRICULTURE — 0.3%
Monsanto Co.(a)	27,610	1,533,736

FINANCIAL — BANK & TRUST — 9.7%
Bank of America Corp.(a)	460,605	21,643,828
Comerica, Inc.	9,342	570,049
Flagstar Bancorp, Inc.(a)	20,990	474,374
Fremont General Corp.(a)	17,800	448,204

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
National City Corp.	299,481	$11,245,511
Wachovia Corp.	113,081	5,948,061
Wells Fargo & Co.(a)	65,564	4,074,803

		44,404,830

FINANCIAL SERVICES — 4.7%
American Express Co.(a)	6,523	367,702
Capital One Financial Corp.(a)	50,884	4,284,941
Citigroup, Inc.(a)	82,000	3,950,760
Countrywide Financial Corp.	243,104	8,997,278
Fannie Mae(a)	22,293	1,587,485
Goldman Sachs Group, Inc.(a)	2,775	288,711
Legg Mason, Inc.(a)	2,328	170,549
Lehman Brothers Holdings, Inc.	4,172	364,967
Merrill Lynch & Co., Inc.(a)	5,754	343,917
Raymond James Financial, Inc.	25,996	805,356

		21,161,666

FOOD — 1.8%
Corn Products International, Inc.	32,522	1,741,878
Pilgrim’s Pride Corp.	31,740	973,783
Sanderson Farms, Inc.	17,036	737,318
Tyson Foods, Inc. (Class “A” Stock)(a)	255,541	4,701,955

		8,154,934

HEALTHCARE SERVICES — 0.1%
Humana, Inc.*	13,091	388,672

INDUSTRIAL PRODUCTS — 0.2%
SPX Corp.(a)	24,080	964,645

INSURANCE — 6.4%
ACE Ltd.(a)	105,438	4,507,475
American Financial Group, Inc.	23,905	748,466
American International Group, Inc.(a)	6,111	401,309
AON Corp.(a)	83,311	1,987,800
Berkley, (W.R.) Corp.(a)	51,407	2,424,868
CIGNA Corp.(a)	131,285	10,708,917
Fidelity National Financial, Inc.(a)	18,486	844,256
First American Corp.	136,304	4,789,723
Hartford Financial Services Group, Inc. (The)(a)	6,420	444,970
Lincoln National Corp.	31,750	1,482,090
St. Paul Cos., Inc.(a)	22,766	843,936

		29,183,810

INTERNET SERVICES — 1.8%
CheckFree Corp.*(a)	10,071	383,504
EarthLink, Inc.*(a)	380,350	4,381,631
Sabre Holdings Corp. (Class “A” Stock)(a)	74,997	1,661,934
United Online, Inc.*	131,651	1,517,936
VeriSign, Inc.*(a)	9,911	332,217

		8,277,222

MACHINERY & EQUIPMENT — 0.5%
Caterpillar, Inc.	2,689	262,204
Cummins, Inc.	21,636	1,812,881
Eaton Corp.	4,298	311,003

		2,386,088

MEDICAL SUPPLIES & EQUIPMENT — 2.2%
Abbott Laboratories	7,238	337,653
AmerisourceBergen Corp.	72,814	4,272,725
Amgen, Inc.*(a)	6,348	407,224
Applera Corp. — Applied Biosystems Group	88,792	1,856,641
Bard, (C.R.), Inc.	2,666	170,571
Baxter International, Inc.	5,701	196,913
Becton, Dickinson & Co.	43,153	2,451,090
Genzyme Corp.*	2,576	149,588
Guidant Corp.	1,510	108,871

		9,951,276

METALS & MINING — 0.9%
Phelps Dodge Corp.(a)	33,194	3,283,551
United States Steel Corp.	14,329	734,361

		4,017,912

OFFICE EQUIPMENT
Xerox Corp.*	7,037	119,699

OIL & GAS — 8.6%
ChevronTexaco Corp.	405,242	21,279,257
ConocoPhillips	40,303	3,499,509
Exxon Mobil Corp.	98,457	5,046,906
Halliburton Co.	1,358	53,288
National Fuel Gas Co.	5,234	148,332
Nicor, Inc.(a)	83,019	3,066,722
Occidental Petroleum Corp.	28,472	1,661,626
Schlumberger Ltd.	2,724	182,372
Sunoco, Inc.	54,985	4,492,824
Unocal Corp.	5,735	247,981

		39,678,817

PAPER & FOREST PRODUCTS — 2.0%
Georgia-Pacific Corp.(a)	74,049	2,775,357
Louisiana-Pacific Corp.(a)	146,264	3,911,099
Weyerhaeuser Co.(a)	38,438	2,583,802

		9,270,258

PHARMACEUTICALS — 6.3%
Allergan, Inc.	450	36,482
Bristol-Meyers Squibb Co.(a)	243,478	6,237,906
Cardinal Health, Inc.	33,704	1,959,888
Gilead Sciences, Inc.*	4,786	167,462
Kos Pharmaceuticals, Inc.*	31,435	1,183,213
Lilly, (Eli) & Co.	1,548	87,849
Merck & Co., Inc.(a)	277,197	8,909,112

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Pfizer, Inc.(a)	366,501	$9,855,212
Wyeth	2,909	123,894

		28,561,018

PRINTING & PUBLISHING
New York Times Co. (Class “A” Stock)(a)	899	36,679

RAILROADS — 0.5%
Burlington Northern Santa Fe Corp.	14,388	680,696
CSX Corp.	5,621	225,290
Norfolk Southern Corp.	16,150	584,469
Union Pacific Corp.(a)	12,541	843,382

		2,333,837

REAL ESTATE — 2.3%
Apartment Investment & Management Co. (Class “A” Stock) [REIT]	4,623	178,170
CBL & Associates Properties, Inc. [REIT]	80,529	6,148,389
Colonial Properties Trust [REIT]	25,713	1,009,750
Equity Office Properties Trust [REIT]	67,876	1,976,549
Trizec Properties, Inc. [REIT]	43,112	815,679
Vornado Realty Trust [REIT]	3,001	228,466

		10,357,003

RESTAURANTS — 1.4%
McDonald’s Corp.(a)	191,540	6,140,772

RETAIL & MERCHANDISING — 4.7%
Barnes & Noble, Inc.*	53,008	1,710,568
Charming Shoppes, Inc.*(a)	11,060	103,632
CVS Corp.(a)	1,514	68,236
Federated Department Stores, Inc.(a)	62,851	3,632,159
Gamestop Corp. (Class “A” Stock)*	19,835	444,502
Home Depot, Inc.(a)	7,867	336,236
Kmart Holding Corp.*	23,060	2,281,787
May Department Stores Co.(a)	202,629	5,957,293
SUPERVALU, Inc.(a)	197,314	6,811,280
Target Corp.(a)	1,865	96,849

		21,442,542

SEMICONDUCTORS — 3.1%
Analog Devices, Inc.	3,608	133,207
Freescale Semiconductor, Inc. (Class “B” Stock)*	35,316	648,402
Intel Corp.(a)	560,727	13,115,404
Novellus Systems, Inc.*	1,404	39,158
Texas Instruments, Inc.(a)	13,487	332,050

		14,268,221

TELECOMMUNICATIONS — 5.4%
ALLTEL Corp.	60,850	3,575,546
Aspect Communications Corp.*	2,995	33,364
AT&T Corp.(a)	43,228	823,926
BellSouth Corp.	142,377	3,956,657
Harris Corp.(a)	698	43,129
Motorola, Inc.(a)	319,855	5,501,507
Nextel Communications, Inc. (Class “A” Stock)*(a)	39,267	1,178,010
Nortel Networks Corp. (Canada)*	21,837	76,211
SBC Communications, Inc.(a)	127,460	3,284,644
Sprint Corp.(a)	58,241	1,447,289
Verizon Communications, Inc.	112,899	4,573,538

		24,493,821

TRANSPORTATION — 1.1%
FedEx Corp.(a)	10,293	1,013,758
United Parcel Service, Inc. (Class “B” Stock)(a)	44,463	3,799,808

		4,813,566

UTILITIES — 3.9%
American Electric Power Co., Inc.	19,886	682,885
CenterPoint Energy, Inc.(a)	163,114	1,843,188
Constellation Energy Group, Inc.	31,881	1,393,519
Dominion Resources, Inc.(a)	1,988	134,667
Duke Energy Corp.(a)	3,350	84,856
Entergy Corp.(a)	4,090	276,443
Exelon Corp.(a)	35,749	1,575,458
FirstEnergy Corp.	214,371	8,469,798
FPL Group, Inc.(a)	8,316	621,621
Great Plains Energy, Inc.(a)	23,968	725,751
OGE Energy Corp.	52,239	1,384,856
TXU Corp.	4,250	274,380
UGI Corp.	1,734	70,938

		17,538,360

TOTAL COMMON STOCK (Cost $406,038,498)		445,307,058

PREFERRED STOCK — 0.5%
AUTOMOBILE MANUFACTURERS — 0.1%
General Motors Corp. (Class “B” Stock) 5.25%* [CVT]	18,144	418,582

FINANCIAL SERVICES — 0.2%
Ford Motor Co. Capital Trust II 6.50%* [CVT]	14,767	779,550

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
OFFICE EQUIPMENT — 0.2%
Xerox Corp.
6.125% [CVT]	6,311	$932,829

TOTAL PREFERRED STOCK (Cost $1,917,277)		2,130,961

TOTAL LONG-TERM INVESTMENTS (Cost $407,955,775)		447,438,019

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 47.0%
CERTIFICATES OF DEPOSIT — 10.9%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$168	168,278
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	6,558	6,556,684
1.72%, 05/25/05(b)	6,257	6,256,071
First Boston Corp.
2.36%, 01/24/05(b)	20,480	20,479,561
Fortis Bank
2.055%, 06/08/05(b)	1,550	1,549,367
Fortis Bank NY
1.775%, 06/06/05(b)	391	390,781
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	12,963	12,962,524
UBS Bank
2.315%, 01/18/05(b)	843	842,535
Westdeutsche Landesbank
1.50%, 01/10/05(b)	179	178,995

		49,384,796

COMMERCIAL PAPER — 2.1%
Citigroup, Inc.
2.304%, 01/10/05(b)	1,934	1,929,703
Ticonderoga Funding, LLC
2.35%, 01/14/05(b)	7,530	7,517,784

		9,447,487

CORPORATE OBLIGATIONS — 15.2%
Bank of America NA
2.30%, 01/03/05(b)(c)	44	43,859
Bear Stearns
2.28%, 01/03/05(b)(c)	1,819	1,819,358
2.28%, 01/03/05(b)(c)	6,217	6,217,304
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	14,095	14,095,129
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	15,205	15,204,764
Morgan Stanley
2.33%, 01/03/05(b)(c)	2,835	2,834,958
2.33%, 01/03/05(b)(c)	304	303,512
Natexis Banque NY
2.297%, 01/03/05(b)(c)	19,117	19,115,102
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	5,937	5,936,897
Swedbank NY
2.362%, 01/18/05(b)(c)	3,809	3,808,013

		69,378,896

TIME DEPOSIT — 2.4%
Bank of America NA
1.50%, 01/03/05(b)	10,837	10,836,791

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Home Loan Banks
1.25%, 01/03/05	5,700	5,699,604

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 14.9%
BlackRock Institutional Money Market Trust(b)(j)	67,543,195	67,543,195

REGISTERED INVESTMENT COMPANIES — 0.2%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	445,666	445,666
BlackRock Provident Institutional Funds TempFund Portfolio(j)	445,666	445,666

		891,332

TOTAL SHORT-TERM INVESTMENTS (Cost $213,182,101)		213,182,101

TOTAL INVESTMENTS — 145.5% (Cost $621,137,876; Note 5)		660,620,120
LIABILITIES IN EXCESS OF OTHER ASSETS — (45.5%)		(206,708,552)

NET ASSETS — 100.0%		$453,911,568

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CVT Convertible	Security
REIT	Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $199,475,384; cash collateral of $206,591,165 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

Cash of $176,000 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITION:
11	S&P 500	Mar 05	$3,264,800	$3,337,675	$72,875

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial — Bank & Trust	9.7%
Oil & Gas	8.6
Consumer Products & Services	6.9
Insurance	6.4
Pharmaceuticals	6.3
Telecommunications	5.4
Computer Hardware	4.9
Financial Services	4.9
Retail & Merchandising	4.7
Entertainment & Leisure	4.4
Utilities	3.9
Computer Services & Software	3.8
Conglomerates	3.2
Semiconductors	3.1
Automobile Manufacturers	2.6
Real Estate	2.3
Medical Supplies & Equipment	2.2
Paper & Forest Products	2.0
Electronic Components & Equipment	1.9
Food	1.8
Internet Services	1.8
Restaurants	1.4%
Aerospace	1.1
Transportation	1.1
Metals & Mining	0.9
Beverages	0.7
Machinery & Equipment	0.5
Railroads	0.5
Automotive Parts	0.3
Farming & Agriculture	0.3
Chemicals	0.2
Industrial Products	0.2
Office Equipment	0.2
Airlines	0.1
Broadcasting	0.1
Healthcare Services	0.1
Short-Term Investments	47.0

145.5
Liabilities in excess of other assets	(45.5)

100.0%

See Notes to Financial Statements.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG TERM INVESTMENTS — 100.0%
COMMON STOCK AEROSPACE — 2.1%
General Dynamics Corp.	73,200	$7,656,720
Northrop Grumman Corp.	300,000	16,308,000
United Technologies Corp.	196,500	20,308,275

		44,272,995

BROADCASTING — 1.5%
Clear Channel Communications, Inc.(a)	474,900	15,904,401
Westwood One, Inc.*(a)	648,100	17,453,333

		33,357,734

BUILDING MATERIALS — 0.9%
American Standard Cos., Inc.*(a)	457,200	18,891,504

BUSINESS SERVICES — 1.0%
Fiserv, Inc.*(a)	525,000	21,099,750

CABLE TELEVISION — 1.9%
Comcast Corp. (Class “A” Stock)*(a)	600,000	19,968,000
Comcast Corp. (Special Class “A” Stock)*(a)	625,000	20,525,000

		40,493,000

CHEMICALS — 2.4%
Air Products & Chemicals, Inc.	410,000	23,767,700
DuPont, (E.I.) de Nemours & Co.	584,200	28,655,010

		52,422,710

COMPUTER HARDWARE — 0.8%
Hewlett-Packard Co.	790,600	16,578,882

COMPUTER SERVICES & SOFTWARE — 4.0%
Microsoft Corp.	3,199,400	85,455,974

CONGLOMERATES — 5.3%
3M Co.	247,700	20,328,739
Altria Group, Inc.	1,250,000	76,375,000
Johnson Controls, Inc.	275,000	17,446,000

		114,149,739

CONSTRUCTION — 0.6%
D.R. Horton, Inc.	199,200	8,029,752
Pulte Corp.	89,500	5,710,100

		13,739,852

CONSUMER PRODUCTS & SERVICES — 5.2%
Avon Products, Inc.(a)	1,125,000	43,537,500
Fortune Brands, Inc.	220,900	17,049,062
Loews Corp. — Carolina Group	600,000	17,370,000
Procter & Gamble Co.	600,000	33,048,000

		111,004,562

ELECTRONIC COMPONENTS & EQUIPMENT — 4.7%
Emerson Electric Co.(a)	200,000	14,020,000
General Electric Co.	2,358,400	86,081,600

		100,101,600

ENTERTAINMENT & LEISURE — 6.6%
Harley-Davidson, Inc.(a)	250,000	15,187,500
Royal Caribbean Cruises Ltd.(a)	100,000	5,444,000
Time Warner, Inc.*	1,750,000	34,020,000
Viacom, Inc. (Class “B” Stock)	2,424,600	88,231,194

		142,882,694

FINANCIAL — BANK & TRUST — 4.7%
Bank of America Corp.	1,348,700	63,375,413
North Fork Bancorp, Inc.	641,000	18,492,850
Wachovia Corp.	380,000	19,988,000

		101,856,263

FINANCIAL SERVICES — 12.7%
Citigroup, Inc.	1,994,000	96,070,920
Fannie Mae(a)	255,800	18,215,518
J.P. Morgan Chase & Co.	2,025,200	79,003,052
MBNA Corp.	883,600	24,908,684
Merrill Lynch & Co., Inc.	702,600	41,994,402
Morgan Stanley Dean Witter & Co.	282,900	15,706,608

		275,899,184

FOOD — 0.4%
Dean Foods Co.*	258,000	8,501,100

HEALTHCARE SERVICES — 1.9%
Caremark Rx, Inc.*(a)	383,900	15,137,177
Health Management Associates, Inc. (Class “A” Stock)(a)	406,600	9,237,952
UnitedHealth Group, Inc.	195,500	17,209,865

		41,584,994

INDUSTRIAL PRODUCTS — 0.9%
Ingersoll-Rand Co., Ltd. (Class “A” Stock)	239,800	19,255,940

INSURANCE — 12.5%
ACE Ltd.	1,240,800	53,044,200
AFLAC, Inc.	200,000	7,968,000
Allstate Corp. (The)	313,800	16,229,736
American International Group, Inc.	1,288,900	84,642,063
Axis Capital Holdings Ltd.(a)	800,000	21,888,000
MetLife, Inc.	397,100	16,086,521
Wellpoint, Inc.*	597,200	68,678,000

		268,536,520

MACHINERY & EQUIPMENT — 0.1%
Deere & Co.	33,900	2,522,160

AST ALLIANCE GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
MEDICAL SUPPLIES & EQUIPMENT — 3.4%
Applera Corp. — Applied Biosystems Group	445,000	$9,304,950
Beckman Coulter, Inc.	63,700	4,267,263
Boston Scientific Corp.*	1,659,700	59,002,335

		72,574,548

METALS & MINING — 0.7%
Alcoa, Inc.	513,500	16,134,170

OIL & GAS — 11.4%
Baker Hughes, Inc.(a)	456,100	19,461,787
BP PLC [ADR] (United Kingdom)	550,000	32,120,000
ConocoPhillips	757,200	65,747,676
EnCana Corp. (Canada)	333,900	19,052,334
Exxon Mobil Corp.	600,000	30,756,000
FMC Technologies, Inc.*	268,900	8,658,580
Nabors Industries Ltd.*(a)	347,500	17,823,275
Noble Energy, Inc.(a)	200,000	12,332,000
Occidental Petroleum Corp.	300,000	17,508,000
Schlumberger Ltd.	312,600	20,928,570

		244,388,222

PHARMACEUTICALS — 2.2%
Forest Laboratories, Inc.*(a)	283,200	12,704,352
Pfizer, Inc.	671,300	18,051,257
Wyeth	369,900	15,754,041

		46,509,650

RAILROADS — 3.2%
Burlington Northern Santa Fe Corp.	388,700	18,389,397
Union Pacific Corp.	750,000	50,437,500

		68,826,897

RESTAURANTS — 0.5%
Wendy’s International, Inc.	269,700	10,588,422

RETAIL & MERCHANDISING — 3.5%
Bed Bath & Beyond, Inc.*(a)	203,400	8,101,422
Home Depot, Inc.(a)	1,245,000	53,211,300
Lowe’s Cos., Inc.(a)	252,400	14,535,716

		75,848,438

TELECOMMUNICATIONS — 1.7%
BellSouth Corp.(a)	489,300	13,597,647
Corning, Inc.*(a)	438,100	5,156,437
Verizon Communications, Inc.	422,100	17,099,271

		35,853,355

UTILITIES — 3.2%
Dominion Resources, Inc.(a)	100,000	6,774,000
Entergy Corp.	250,000	16,897,500
Exelon Corp.(a)	433,200	19,091,124
PPL Corp.	325,000	17,316,000
Sempra Energy	250,000	9,170,000

		69,248,624

TOTAL LONG TERM INVESTMENTS (Cost $1,821,297,440)		2,152,579,483

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 11.1%
CERTIFICATES OF DEPOSIT — 1.5%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$17,602	17,601,691
First Boston Corp.
2.36%, 01/24/05(b)	5,243	5,243,269
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	6,535	6,535,240
UBS Bank
2.315%, 01/18/05(b)	2,789	2,788,544

		32,168,744

CORPORATE OBLIGATIONS — 4.2%
Bear Stearns
2.28%, 01/03/05(b)(c)	20,217	20,217,240
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	2,868	2,867,671
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	26,342	26,341,546
Morgan Stanley
2.33%, 01/03/05(b)(c)	2,120	2,119,821
Natexis Banque NY
2.297%, 01/03/05(b)(c)	31,131	31,127,615
Swedbank NY
2.362%, 01/18/05(b)(c)	7,896	7,894,323

		90,568,216

TIME DEPOSIT — 0.3%
Bank of America NA
1.50%, 01/03/05(b)	5,496	5,496,388

AST ALLIANCE GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY — 0.4%
BlackRock Institutional Money Market Trust(b)(j)	8,686,413	$8,686,413

REGISTERED INVESTMENT COMPANIES — 4.7%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	50,636,983	50,636,983
BlackRock Provident Institutional Funds TempFund Portfolio(j)	50,636,983	50,636,983

		101,273,966

TOTAL SHORT TERM INVESTMENTS (Cost $238,193,727)
		238,193,727

TOTAL INVESTMENTS — 111.1% (Cost $2,059,491,167; Note 5)		2,390,773,210
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.1%)		(238,567,073)

NET ASSETS — 100.0%		$2,152,206,137

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	American Depositary Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $131,690,715; cash collateral of $136,919,761 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial Services	12.7%
Insurance	12.5
Oil & Gas	11.4
Entertainment & Leisure	6.6
Conglomerates	5.3
Consumer Products & Services	5.2
Electronic Components & Equipment	4.7
Financial — Bank & Trust	4.7
Computer Services & Software	4.0
Retail & Merchandising	3.5
Medical Supplies & Equipment	3.4
Railroads	3.2
Utilities	3.2
Chemicals	2.4
Pharmaceuticals	2.2
Aerospace	2.1
Cable Television	1.9
Healthcare Services	1.9
Telecommunications	1.7%
Broadcasting	1.5
Business Services	1.0
Building Materials	0.9
Industrial Products	0.9
Computer Hardware	0.8
Metals & Mining	0.7
Construction	0.6
Restaurants	0.5
Food	0.4
Machinery & Equipment	0.1
Short-Term Investments	11.1

111.1
Liabilities in excess of other assets	(11.1)

100.0%

See Notes to Financial Statements.

AST DEAM GLOBAL ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.4%
REGISTERED INVESTMENT COMPANIES
AST Alliance Growth Portfolio*	5,603,060	$49,475,019
AST DeAM Large-Cap Value Portfolio	4,730,478	54,589,711
AST DeAM Small-Cap Growth Portfolio*	551,477	4,604,837
AST DeAM Small-Cap Value Portfolio	391,584	5,031,857
AST LSV International Value Portfolio	1,337,172	17,797,754
AST PIMCO Total Return Bond Portfolio	8,028,400	96,421,089

TOTAL INVESTMENTS — 98.4% (Cost $209,643,638; Note 5)		227,920,267
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%		3,806,891

NET ASSETS — 100.0%		$231,727,158

THE FOLLOWING ANNOTATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 104.3%
COMMON STOCK — 58.7%
AEROSPACE — 1.0%
Boeing Co.	44,792	$2,318,882

AIRLINES — 0.1%
Southwest Airlines Co.	11,604	188,913

AUTOMOBILE MANUFACTURERS — 1.0%
Ford Motor Co.(a)	162,595	2,380,391

AUTOMOTIVE PARTS — 0.4%
Goodyear Tire & Rubber Co.(The)*(a)	15,733	230,646
Magna International, Inc. (Class “A” Stock)	7,311	603,523

		834,169

BEVERAGES — 0.7%
Pepsi Bottling Group, Inc.	62,756	1,696,922

BUILDING MATERIALS
USG Corp.*(a)	2,161	87,023

BUSINESS SERVICES — 0.8%
Acxiom Corp.(a)	15,185	399,366
Equifax, Inc.	48,973	1,376,141

		1,775,507

CHEMICALS — 0.7%
Georgia Gulf Corp.	30,733	1,530,503

CLOTHING & APPAREL — 0.1%
VF Corp.	2,516	139,336

COMPUTER HARDWARE — 2.0%
Dell, Inc.*	3,819	160,933
Hewlett-Packard Co.	18,210	381,864
International Business Machines Corp.	42,389	4,178,707

		4,721,504

COMPUTER SERVICES & SOFTWARE — 2.4%
Cisco Systems, Inc.*	73,070	1,410,251
Computer Sciences Corp.*	26,750	1,507,898
Microsoft Corp.	68,052	1,817,669
Oracle Corp.*	56,306	772,518

		5,508,336

CONGLOMERATES — 1.3%
Cendant Corp.	46,082	1,077,397
Tyco International Ltd.(a)	53,436	1,909,803

		2,987,200

CONSTRUCTION — 1.0%
NVR, Inc.*(a)	3,065	2,358,211

CONSUMER PRODUCTS & SERVICES — 3.6%
American Greetings Corp. (Class “A” Stock)	10,626	269,369
Black & Decker Corp.(a)	14,684	1,297,038
Gillette Co.	50,627	2,267,077
Johnson & Johnson(a)	69,119	4,383,527
Reynolds, (R.J.) Tobacco Holdings, Inc.	2,630	206,718

		8,423,729

CONTAINERS & PACKAGING
Silgan Holdings, Inc.	219	13,350

ELECTRONIC COMPONENTS & EQUIPMENT — 0.6%
Eastman Kodak Co.(a)	29,726	958,663
Parker-Hannifin Corp.	4,751	359,841
WESCO International, Inc.*	3,080	91,291

		1,409,795

ENTERTAINMENT & LEISURE — 2.8%
Disney, (Walt) Co.	102,761	2,856,756
Regal Entertainment Group (Class “A” Stock)	19,258	399,604
Time Warner, Inc.*	152,481	2,964,230
Viacom, Inc. (Class “B” Stock)	7,226	262,954

		6,483,544

ENVIRONMENTAL SERVICES — 0.1%
Republic Services, Inc.	4,293	143,987

EXCHANGE TRADED FUNDS — 1.7%
iShares GS $ InvesTop Corporate Bond	36,100	4,026,233

FINANCIAL — BANK & TRUST — 5.2%
Bank of America Corp.	74,466	3,499,156
Comerica, Inc.	33,309	2,032,515
Fremont General Corp.(a)	8,792	221,383
National City Corp.	61,135	2,295,619
U.S. Bancorp	4,630	145,012
Wachovia Corp.	51,769	2,723,049
Wells Fargo & Co.(a)	17,831	1,108,197

		12,024,931

FINANCIAL SERVICES — 3.6%
American Express Co.(a)	48,608	2,740,033
Capital One Financial Corp.(a)	27,955	2,354,091
Compucredit Corp.*	8,569	234,276
Countrywide Financial Corp.	64,703	2,394,658
Raymond James Financial, Inc.	20,103	622,791
WFS Financial, Inc.*	3,391	172,195

		8,518,044

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
FOOD — 1.3%
Corn Products International, Inc.	15,161	$812,023
Pilgrim’s Pride Corp.	38,919	1,194,035
Sanderson Farms, Inc.	5,122	221,680
Tyson Foods, Inc. (Class “A” Stock)(a)	48,029	883,734

		3,111,472

HEALTHCARE SERVICES — 0.1%
Humana, Inc.*	9,222	273,801

INSURANCE — 2.9%
American Financial Group, Inc.	4,276	133,882
American International Group, Inc.	10,626	697,809
Berkley, (W.R.) Corp.	36,943	1,742,601
Chubb Corp.	6,558	504,310
CIGNA Corp.	31,538	2,572,555
First American Corp.	10,874	382,112
Principal Financial Group, Inc.	8,615	352,698
Safeco Corp.(a)	5,801	303,044
Selective Insurance Group, Inc.	298	13,184

		6,702,195

INTERNET SERVICES — 1.1%
EarthLink, Inc.*(a)	163,539	1,883,969
Sabre Holdings Corp. (Class “A” Stock)	20,178	447,144
United Online, Inc.*	17,607	203,009

		2,534,122

MACHINERY & EQUIPMENT — 0.6%
Cummins, Inc.	13,329	1,116,836
Hydril Co.*	4,303	195,830
Stanley Works	3,615	177,099

		1,489,765

MEDICAL SUPPLIES & EQUIPMENT — 1.8%
AmerisourceBergen Corp.	19,059	1,118,382
Amgen, Inc.*	17,196	1,103,123
Applera Corp. — Applied Biosystems Group	2,673	55,892
Becton, Dickinson & Co.	35,502	2,016,515

		4,293,912

METALS & MINING — 0.8%
Phelps Dodge Corp.(a)	14,376	1,422,074
United States Steel Corp.(a)	9,773	500,866

		1,922,940

OFFICE EQUIPMENT — 0.5%
Xerox Corp.*	75,293	1,280,734

OIL & GAS — 4.2%
Baker Hughes, Inc.	4,053	172,942
ChevronTexaco Corp.	64,058	3,363,686
ConocoPhillips	3,272	284,108
Exxon Mobil Corp.	66,791	3,423,706
Premcor, Inc.	7,341	309,570
Sunoco, Inc.	25,962	2,121,355
Valero Energy Corp.	2,865	130,071

		9,805,438

PAPER & FOREST PRODUCTS — 1.4%
Georgia-Pacific Corp.(a)	3,009	112,777
Louisiana-Pacific Corp.(a)	53,345	1,426,446
Potlatch Corp.(a)	16,000	809,280
Weyerhaeuser Co.	12,268	824,655

		3,173,158

PHARMACEUTICALS — 3.0%
Cardinal Health, Inc.	16,532	961,336
Kos Pharmaceuticals, Inc.*	15,913	598,965
Merck & Co., Inc.(a)	65,925	2,118,830
Pfizer, Inc.	127,616	3,431,594

		7,110,725

RAILROADS — 0.1%
Burlington Northern Santa Fe Corp.	1,303	61,645
Union Pacific Corp.	3,331	224,010

		285,655

RESTAURANTS — 1.2%
Jack in the Box, Inc.*	2,658	98,000
McDonald’s Corp.	81,108	2,600,323

		2,698,323

RETAIL & MERCHANDISING — 3.4%
7-Eleven, Inc.*	3,425	82,029
Barnes & Noble, Inc.*	6,672	215,305
Circuit City Stores, Inc.	1,874	29,309
Costco Wholesale Corp.(a)	24,936	1,207,152
Federated Department Stores, Inc.	28,581	1,651,696
Gamestop Corp. (Class “A” Stock)*	5,694	127,603
Home Depot, Inc.	46,555	1,989,760
Kmart Holding Corp.*	1,424	140,905
Penney, (J.C.) Co., Inc.	23,970	992,358
SUPERVALU, Inc.	45,938	1,585,780

		8,021,897

SEMICONDUCTORS — 1.8%
Freescale Semiconductor, Inc. (Class “B” Stock)*	15,193	278,943
Intel Corp.	161,310	3,773,042
MEMC Electronic Materials, Inc.*	15,737	208,515

		4,260,500

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

		SHARES	VALUE (NOTE 2)
TELECOMMUNICATIONS — 2.6%
ALLTEL Corp.		3,388	$199,079
AT&T Corp.(a)		8,375	159,628
BellSouth Corp.		21,020	584,146
CenturyTel, Inc.		1,398	49,587
Commonwealth Telephone Enterprises, Inc		2,772	137,658
Motorola, Inc.		133,143	2,290,059
Nextel Communications, Inc. (Class “A” Stock)*(a)		11,884	356,520
SBC Communications, Inc.		21,079	543,206
Sprint Corp.		15,232	378,515
Verizon Communications, Inc.		34,061	1,379,811

			6,078,209

TRANSPORTATION — 0.5%
FedEx Corp.		1,318	129,810
United Parcel Service, Inc. (Class “B” Stock)		11,082	947,068

			1,076,878

UTILITIES — 2.3%
Constellation Energy Group, Inc.		28,664	1,252,903
Exelon Corp.		20,998	925,382
FirstEnergy Corp.		52,461	2,072,734
TXU Corp.(a)		17,534	1,131,995

			5,383,014

TOTAL COMMON STOCK (Cost $120,147,789)			137,073,248

		PRINCIPAL AMOUNT (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 17.9%
Federal Home Loan Mortgage Corp.
4.50%, 01/01/19		$1,494	1,493,040
5.00%, 01/15/19		1,900	1,929,093
5.50%, 12/01/33		612	622,723
6.50%, 06/01/16		309	326,682
7.00%, 06/01/14-08/01/29		334	354,770

			4,726,308

Federal National Mortgage Assoc.
3.25%, 08/15/08		300	296,296
3.75%, 05/17/07		3,100	3,106,113
4.50%, 05/01/19-06/01/19		951	949,624
5.00%, 01/15/19		5,255	5,338,754
5.50%, 12/01/16-01/15/34		10,661	10,884,010
5.75%, 02/15/08		200	213,190
6.00%, 12/01/13-09/25/32		8,305	8,593,445
6.50%, 01/01/32-12/15/35		4,993	5,237,006
6.625%, 10/15/07		700	759,098
7.00%, 05/01/11-06/01/32		988	1,048,800
7.50%, 03/01/27-09/01/30		144	154,706

			36,581,042

Government National Mortgage Assoc.
6.00%, 04/15/28-05/15/28		97	101,734
6.50%, 03/15/28-04/15/28		86	90,197
7.00%, 12/15/27-05/15/31		248	263,660
7.50%, 05/15/30		50	54,051
8.00%, 03/15/27		11	11,553
8.75%, 04/15/27		12	13,640

			534,835

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $41,648,966)			41,842,185

	MOODY’S RATING (UNAUDITED)
CORPORATE OBLIGATIONS — 10.6%
AUTOMOBILE MANUFACTURERS — 0.2%
DaimlerChrysler NA Holding Corp., Gtd Notes
7.30%, 01/15/12	A3	330	375,156

BEVERAGES — 0.2%
Fosters Financial Corp., Notes
4.875%, 10/01/14 144A (cost $207,917; purchased 10/01/04)(g)	Baa1	210	209,181
Miller Brewing Co., Notes
4.25%, 08/15/08 144A (cost $303,910; purchased 01/06/04)(g)	Baa1	300	302,979

			512,160

151

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
BROADCASTING — 0.3%
Clear Channel Communications, Inc., Notes
4.25%, 05/15/09	Baa3	$160	$158,537
Clear Channel Communications, Inc., Sr. Notes
5.00%, 03/15/12	Baa3	260	257,937
News America Holdings Co., Gtd. Notes
7.75%, 01/20/24	Baa3	150	178,357

			594,831

CABLE TELEVISION — 0.3%
Comcast Corp., Gtd. Notes
5.50%, 03/15/11	Baa3	600	635,005
CSC Holdings, Inc., Sr. Notes
6.75%, 04/15/12 144A (cost $144,976; purchased 08/05/04)(g)	B1	150	155,250

			790,255

COMPUTER SERVICES & SOFTWARE — 0.1%
Computer Associates International, Inc. Sr. Notes
4.75%, 12/01/09	Ba1	260	262,187

CONSTRUCTION — 0.1%
KB Home & Broad Home Corp.
6.375%, 08/15/11	Ba1	250	263,750

CONSUMER PRODUCTS & SERVICES — 0.2%
General Electric Co., Notes
5.00%, 02/01/13	Aaa	350	359,681

CONTAINERS & PACKAGING — 0.1%
Ball Corp., Gtd. Notes
7.75%, 08/01/06	Ba3	250	263,750

DIVERSIFIED OPERATIONS — 0.6%
Morgan Stanley Traded Custody Receipts Series 2002-2, Sub. Notes
7.719%, 03/01/32 144A (cost $1,127,294; purchased 03/15/02—08/28/02)(f)(g)	Baa1	1,071	1,308,842

ENTERTAINMENT & LEISURE — 0.4%
Disney, (Walt) Co., Notes
5.50%, 12/29/06	Baa1	400	417,262
Park Place Entertainment, Inc., Sr. Sub. Notes
7.875%, 12/15/05	Ba2	300	312,000
Royal Caribbean Cruises, Sr. Notes
6.875%, 12/01/13	Ba2	200	217,000

			946,262

ENVIRONMENTAL SERVICES — 0.1%
Waste Management, Inc. Sr. Notes
7.00%, 07/15/28	Baa3	210	237,580

FINANCIAL — BANK & TRUST — 0.8%
Bank of America Corp., Sr. Notes
4.375%, 12/01/10	Aa2	600	602,563
Citigroup, Inc., Sub. Notes
5.00%, 09/15/14 144A (cost $1,106,639; purchased 04/23/03—09/09/04)(g)	Aa2	1,108	1,115,467
Washington Mutual Bank
5.50%, 01/15/13	A3	230	237,906

			1,955,936

FINANCIAL — BROKERAGE — 0.5%
Credit Suisse First Boston, Inc., Notes
2.79%, 06/19/06	Aa3	300	301,186
Goldman Sachs Group, Inc., Notes
5.25%, 10/15/13	Aa3	500	512,445
Merrill Lynch & Co., Inc., Notes
2.07%, 06/12/06	Aa3	350	347,291

			1,160,922

FINANCIAL SERVICES — 2.8%
American General Finance, Notes
4.50%, 11/15/07	A1	300	305,855
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
8.50%, 06/15/10(l)	Baa1	320	381,665

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Federal Home Loan Bank, Notes
3.375%, 09/14/07	Aaa	$2,000	$1,999,496
Ford Motor Credit Co., Notes
7.375%, 10/28/09	A3	600	647,857
Ford Motor Credit Co., Sr. Notes
5.80%, 01/12/09	A3	275	281,339
Freddie Mac, Notes
3.75%, 08/03/07(a)	Aaa	2,820	2,824,224
General Electric Capital Corp., Sr. Notes
4.25%, 12/01/10	Aaa	230	230,171
Morgan Stanley, Notes
4.25%, 05/15/10	Aa3	150	150,195

			6,820,802

INSURANCE — 0.3%
Genworth Financial, Inc., Notes
5.75%, 06/15/14	A2	300	317,950
Monumental Global Funding II, Notes
3.85%, 03/03/08 144A (cost $350,000; purchased 02/05/03)(g)	Aa3	350	351,170

			669,120

INTERNET SERVICES
IAC Interactive Corp., Notes
7.00%, 01/15/13	Baa3	50	55,239

MEDICAL SUPPLIES & EQUIPMENT — 0.3%
Beckman Coulter, Inc., Gtd. Notes
7.45%, 03/04/08	Baa3	400	441,018
Schering-Plough Corp., Notes
5.30%, 12/01/13	A3	150	157,049

			598,067

OIL & GAS — 0.7%
Anadarko Petroleum Corp., Debs.
7.95%, 04/15/29	Baa1	250	319,701
Devon Energy Corp., Sr. Notes
2.75%, 08/01/06	Baa2	300	296,597
Enterprise Products Operation, Sr. Notes
4.625%, 10/15/09 144A (cost $272,568; purchased 10/08/04—10/15/04)(g)	Baa3	270	269,863
Enterprise Products Operations, Sr. Notes
5.60%, 10/15/14 144A (cost $160,980; purchased 10/04/04)(g)	Baa3	160	161,721
Kerr-McGee Corp., Gtd. Notes
6.875%, 09/15/11	Baa3	280	315,730
XTO Energy, Inc., Sr. Notes
6.25%, 04/15/13	Baa3	250	274,047

			1,637,659

RAILROADS — 0.4%
Canadian National Railways Co., Bonds
6.25%, 08/01/34	Baa1	300	325,755
Norfolk Southern Corp., Bonds
7.80%, 05/15/27	Baa1	250	314,057
Norfolk Southern Corp., Notes
7.05%, 05/01/37	Baa1	300	352,009

			991,821

RESTAURANTS — 0.3%
Yum! Brands, Inc., Sr. Notes
8.875%, 04/15/11	Ba1	650	804,090

RETAIL & MERCHANDISING — 0.5%
CVS Corp., Notes
4.00%, 09/15/09	A3	160	159,417
May Department Stores
Co., Notes
4.80%, 07/15/09	Baa2	500	508,918
Safeway, Inc., Notes
6.50%, 03/01/11	Baa2	350	383,804

			1,052,139

TELECOMMUNICATIONS — 0.7%
AT&T Broadband Corp., Gtd. Notes
8.375%, 03/15/13	Baa3	48	59,280
AT&T Wireless Services, Inc., Sr. Notes
7.875%, 03/01/11	Baa2	300	353,545

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
British Telecom PLC, Notes (United Kingdom)
7.00%, 05/23/07(l)	Baa1		$270	$289,671
Deutsche Telekom International Finance, Gtd. Notes (Germany)
5.25%, 07/22/13(l)	Baa3		100	103,037
France Telecom SA, Notes (France)
8.75%, 03/01/11(l)	Baa3		100	119,437
Nextel Communications, Sr. Notes
5.95%, 03/15/14	B2		290	301,600
Sprint Capital Corp., Notes
8.375%, 03/15/12	Baa3		240	292,763

				1,519,333

UTILITIES — 0.7%
CenterPoint Energy Resources Corp., Debs.
6.50%, 02/01/08	Ba1		350	375,549
Dominion Resources, Inc., Notes
4.125%, 02/15/08	Baa1		300	302,282
Firstenergy Corp., Notes
6.45%, 11/15/11	Baa3		260	282,876
Pacific Gas & Electric, First Mortgage
6.05%, 03/01/34	Baa2		100	104,224
Tampa Electric Co., Notes
6.375%, 08/15/12	Baa1		300	330,976
Virginia Electric & Power Co., Notes
5.25%, 12/15/15	A3		300	305,696

				1,701,603

TOTAL CORPORATE OBLIGATIONS (Cost $24,206,918)				24,881,185

ASSET-BACKED SECURITIES — 6.6%
ABSC NIMS Trust, Series 2004-HE5, Class A1
5.00%, 08/27/34 144A (cost $101,349; purchased 06/22/04)(g)	BBB+	(d)	102	101,336
Accredited Mortgage Loan Trust, Series 2004-4, Class A2A
2.567%, 01/25/35	Aaa		834	833,825
Ameriquest Finance NIM Trust, Series 2004-RN4, Class A
4.60%, 07/25/34	BBB+	(d)	64	63,660
Ameriquest Finance NIM Trust, Series 2004-RN5, Class A
5.193%, 06/25/34 144A (cost $68,334; purchased 06/24/04)(g)	BBB+	(d)	68	68,194
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class A2
2.578%, 09/25/34	Aaa		885	885,236
Argent NIM Notes, Series 2004-WN9, Class A
5.19%, 10/25/34 144A (cost $87,921; purchased 09/09/04)(g)	BBB	(d)	88	87,923
Argent NIM Trust, Series 2004-WN10, Class A
4.212%, 11/25/34 144A (cost $85,988; purchased 10/19/04)(g)	A-	(d)	86	86,125
Argent NIM Trust, Series 2004-WN2, Class
4.55%, 04/25/34	BBB	(d)	33	33,464
Argent NIM Trust, Series 2004-WN8, Class
4.70%, 07/25/34	BBB+	(d)	64	63,789
Asset Backed Funding Corp. NIM Trust, Series 2003-OPT1, Class Notes
6.90%, 07/26/33	BBB	(d)	19	18,804
Asset Backed Funding Corp. NIM Trust, Series 2004-OPT4, Class N1
4.45%, 05/26/34	A-	(d)	71	71,201

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A4
2.462%, 03/15/10	Aaa		$1,125	$1,126,853
Centex Home Equity, Series 2004-C, Class AF1
2.82%, 01/25/19	Aaa		431	429,660
CIT RV Trust, Series 1998-A, Class A4
6.09%, 02/15/12	Aaa		25	25,394
CNH Equipment Trust, Series 2004-A, Class A3A
2.473%, 10/15/08	Aaa		225	225,181
Countrywide Asset-Backed Certificates Series 2004-11N, Class-N
5.25%, 04/25/36 144A (cost $53,762; purchased 10/27/04)(g)	BBB+	(d)	54	53,675
Countrywide Asset-Backed Certificates, Series 2004-11, Class-A1
2.371%, 09/25/21	BBB+	(d)	1,865	1,867,041
Countrywide Asset-Backed Certificates, Series 2004-13, Class AV1
2.543%, 12/25/34	Aaa		820	820,000
Countrywide Certificates, Series 2004-5N, Class N1
5.50%, 10/25/35	BBB+	(d)	72	72,145
Countrywide Partnership Trust Series 2004-EC1 Class 2A1
2.377%, 05/25/24	NR		795	795,578
Equifirst Mortgage Loan Trust Series 2004-3 Class A1
2.578%, 12/25/34	Aaa		418	418,277
Finance America NIM Trust, Series 2004-1, Class A
5.25%, 06/27/34	BBB+	(d)	49	49,217
First Franklin NIM Trust, Series 2004-FF1, Class N1
4.50%, 09/25/05	BBB	(d)	65	65,324
Ford Credit Auto Owner Trust, Series 2002-A, Class B
4.79%, 11/15/06	Aa1		350	353,070
Ford Credit Floorplan Master Owner Trust, Series 2004-1, Class A
2.442%, 07/15/09	Aaa		4,400	4,406,040
Fremont NIM Trust, Series 2004-B, Class Notes
4.703%, 05/25/34 144A (cost $54,920; purchased 05/20/04)(g)	BBB+	(d)	55	54,726
GSAMP Trust, Series 2004-Min1, Class N1
5.50%, 09/25/34 144A (cost $89,048; purchased 09/20/04)(g)	BBB	(d)	89	88,964
Long Beach Asset Holdings Corp., Series 2004-5, Class Notes
5.00%, 09/25/34 144A (cost $76,573; purchased 09/15/04)(g)	A-	(d)	76	76,289
Master NIM Trust, Series 2004-CI3, Class N1
4.45%, 02/26/34 144A (cost $21,702; purchased 05/18/04)(g)	A	(d)	21	21,020
Merrill Lynch Mortgage Investors, Inc., Series 2003-OP1N, Class N1
7.25%, 07/25/34	B	(d)	29	29,074

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Morgan Stanley Capital I, Series 2004-NC2N, Class Notes
6.25%, 12/25/33 144A (cost $26,237; purchased 03/16/04)(g)	BBB+	(d)	$26	$26,101
Park Place Securities, Inc., Series 2004-WHQ2, Class A3B
2.578%, 02/25/35	Aaa		1,528	1,528,444
Residential Asset Securities Corp., Series 2004-KS2, Class MI1
4.71%, 03/25/34	Aa2		110	108,378
Sail Net Interest Margin Notes, Series 2004-8A, Class A
5.00%, 09/27/34 144A (cost $114,795; purchased 09/13/04)(g)	A-	(d)	115	114,279
Sail Net Interest Margin Notes, Series 2004-BNCA, Class A
5.00%, 09/27/34	A-	(d)	70	70,173
Sharps SP I LLC Net Interest Margin Trust, Series 2004—OP1N, Class NA
5.19%, 04/25/34 144A (cost $86,827; purchased 06/09/04)(g)	BBB	(d)	87	86,608
WFS Financial Owner Trust, Series 2004-3, Class A1
1.725%, 08/17/05	A	(d)	190	190,515

TOTAL ASSET-BACKED SECURITIES (Cost $15,405,820)				15,415,583

U.S. TREASURY OBLIGATIONS — 5.4%
U.S. Treasury Bonds
8.00%, 11/15/21			1,000	1,373,008
6.25%, 08/15/23(a)			2,200	2,576,321
6.125%, 11/15/27			1,200	1,401,892
5.375%, 02/15/31(a)			495	535,412
U.S. Treasury Inflationary Bonds [TIPS]
2.00%, 07/15/14(c)			1,100	1,149,732
U.S. Treasury Notes
4.00%, 06/15/09(a)			3,080	3,139,554
4.375%, 08/15/12			1,700	1,741,106
4.75%, 05/15/14(a)			400	416,969
4.25%, 08/15/14(a)			240	240,610

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,463,304)				12,574,604

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.0%
Ameriquest Finance NIM Trust, Series 2003-N11A, Class Notes
7.143%, 10/25/33	BBB+	(d)	19	18,609
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class XP [IO]
0.83%, 11/10/39	AAA	(d)	5,857	175,446
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class-X2
0.81%, 08/13/46 [IO]	AAA	(d)	7,500	330,239
Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class A1
2.54%, 09/15/19 144A (cost $1,100,000; purchased 12/15/04)(g)	NR		1,100	1,100,000
Citigroup Commercial Mortgage Trust, Series 2004-FL1, Class A1
2.533%, 07/15/18	Aaa		3,588	3,594,668
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X
1.01%, 09/15/30 [IO]	AAA	(d)	7,387	274,306
Commercial Mortgage Pass-Through, Series 2004-HTL1, Class A1
2.643%, 07/15/16	Aaa		850	851,706

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Federal National Mortgage Assoc., Series 2003-52, Class KF
2.817%, 07/25/17(c)	Aaa		$565	$566,572
First Franklin Mortgage Loan Asset Backed, Series 2004-Ff11 2A1
2.557%, 01/25/35	NR		1,200	1,200,000
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A1
4.321%, 10/15/38	Aaa		429	433,989
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2
3.478%, 07/15/27	AAA	(d)	1,100	1,083,349
Master Alternative Loans Trust, Series 2003-8, Class 4A1
7.00%, 12/25/33	Aaa		245	257,208
NationsLink Funding Corp., Series 1998-2, Class A1
6.001%, 08/20/30	Aaa		61	61,536
Washington Mutual, Series 2004-AR4, Class A6
3.813%, 06/25/34	Aaa		850	837,220
Washington Mutual, Series 2004-AR9, Class A7
4.24%, 08/25/34	Aaa		950	951,342

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,716,670)				11,736,190

MUNICIPAL BONDS — 0.1%
ILLINOIS
Illinois State Taxable Pension
5.10%, 06/01/33 (Cost $306,948)	Aa3		300	288,171

TOTAL LONG-TERM INVESTMENTS (Cost $225,896,415)				243,811,166

SHORT-TERM INVESTMENTS – 16.2%
CERTIFICATES OF DEPOSIT — 1.3%
Banco Santander PR
2.315%, 01/07/05(b)(c)			1,619	1,618,933
First Boston Corp.
2.36%, 01/24/05(b)			306	306,464
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)			739	738,861
UBS Bank
2.315%, 01/18/05(b)			431	431,445

				3,095,703

CORPORATE OBLIGATIONS — 4.4%
Bear Stearns
2.28%, 01/03/05(b)(c)			494	493,536
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)			203	202,985
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)			5,057	5,057,402
Morgan Stanley
2.33%, 01/03/05(b)(c)			247	247,311
Natexis Banque NY
2.297%, 01/03/05(b)(c)			729	728,764
Swedbank NY
2.362%, 01/18/05(b)(c)			3,560	3,559,297

				10,289,295

TIME DEPOSIT — 2.3%
Bank of America NA
1.50%, 01/03/05(b)			1,123	1,122,926
Chase Manhattan Bank(b)
1.25%, 01/03/05			4,224	4,224,233

				5,347,159

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
Federal Home Loan Banks
1.25% 01/03/05			11,500	11,499,201

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE
NON-REGISTERED INVESTMENT COMPANY — 3.2%
BlackRock Institutional Money Market Trust(b)(j)	7,548,158	$7,548,158

TOTAL SHORT-TERM INVESTMENTS (Cost $37,779,516)		37,779,516

TOTAL INVESTMENTS — 120.5% (Cost $263,675,931; Note 5)		281,590,682
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.5%)		(47,896,211)

NET ASSETS — 100.0%		$233,694,471

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO	Interest Only

TIPS	Treasury Inflation Protection Securities

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $25,489,579; cash collateral of $26,280,315 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poors rating.
(f)	A TRACER (Traded Custody Receipts). Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2004.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $5,641,740. The aggregate value, $5,839,713, represents 2.50% of net assets.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds. Cash of $64,000 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITION:
4	S&P 500	Mar 05	$1,187,200	$1,213,700	$26,500

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Government Agency Mortgage-Backed Securities	17.9%
Asset-Backed Securities	6.6
Financial Services	6.4
Financial — Bank & Trust	6.0
U.S. Treasury Obligations	5.4
Collateralized Mortgage Obligations	5.0
Oil & Gas	4.9
Retail & Merchandising	3.9
Consumer Products & Services	3.8
Telecommunications	3.3
Entertainment & Leisure	3.2
Insurance	3.2
Pharmaceuticals	3.0
Utilities	3.0
Computer Services & Software	2.5
Medical Supplies & Equipment	2.1
Computer Hardware	2.0
Semiconductors	1.8
Exchange Traded Funds	1.7
Restaurants	1.5
Paper & Forest Products	1.4
Conglomerates	1.3
Food	1.3
Automobile Manufacturers	1.2
Construction	1.1
Internet Services	1.1
Aerospace	1.0
Beverages	0.9
Business Services	0.8
Metals & Mining	0.8
Chemicals	0.7
Diversified Operations	0.6
Electronic Components & Equipment	0.6
Machinery & Equipment	0.6
Financial — Brokerage	0.5
Office Equipment	0.5
Railroads	0.5
Transportation	0.5
Automotive Parts	0.4
Broadcasting	0.3
Cable Television	0.3
Environmental Services	0.2
Airlines	0.1
Clothing & Apparel	0.1
Containers & Packaging	0.1
Healthcare Services	0.1
Municipal Bonds	0.1
Short-Term Investments	16.2
120.5

Liabilities in excess of other assets	(20.5)

100.0%

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.3%
COMMON STOCK — 67.5%
ADVERTISING — 0.2%
Aegis Group PLC (United Kingdom)	84,770	$175,770
Getty Images, Inc.*(a)	1,900	130,815
Lamar Advertising Co.*(a)	2,100	89,838
Monster Worldwide, Inc.*	3,200	107,648
Publicis Groupe SA (France)	6,233	202,062
WPP Group PLC (United Kingdom)	17,952	197,491
WPP Group PLC [ADR] (United Kingdom)	2,600	142,090

		1,045,714

AEROSPACE — 0.9%
BAESystems PLC (United Kingdom)	46,337	205,059
Boeing Co.	11,600	600,532
European Aeronautic Defence and Space Co. (France)	9,426	274,055
General Dynamics Corp.	4,600	481,160
Goodrich Corp.	2,000	65,280
Lockheed Martin Corp.	8,300	461,065
MTC Technologies, Inc.*	1,900	63,783
Raytheon Co.	5,800	225,214
Rockwell Collins, Inc.	10,500	414,120
Triumph Group, Inc.*	1,400	55,300
United Technologies Corp.	8,300	857,804

		3,703,372

AIRLINES — 0.1%
Frontier Airlines, Inc.*	9,200	104,972
Qantas Airways Ltd. (Australia)	22,219	64,619
SkyWest, Inc.	8,600	172,516
Southwest Airlines Co.	17,500	284,900

		627,007

AUTOMOBILE MANUFACTURERS — 0.8%
General Motors Corp.(a)	14,900	596,894
Honda Motor Co. Ltd. (Japan)	3,900	202,098
Mitsubishi Corp. (Japan)	23,000	297,180
Oshkosh Truck Corp.	3,400	232,492
PACCAR, Inc.	5,700	458,736
Porsche AG (Germany)	355	226,550
PSA Peugeot Citroen SA (France)	2,922	185,480
Renault SA (France)	3,114	260,523
Toyota Motor Corp. (Japan)	23,100	940,050

		3,400,003

AUTOMOTIVE PARTS – 0.3%
Autoliv AB (Sweden)	7,300	349,324
Autoliv, Inc. (Germany)	2,800	135,240
Koito Manufacturing Co. Ltd. (Japan)	16,000	144,120
Lear Corp.	3,700	225,737
O’ Reilly Automotive, Inc.*	3,400	153,170
TRW Automotive Holdings Corp.*	18,000	372,601

		1,380,192

BEVERAGES — 1.3%
Allied Domecq PLC (United Kingdom)	24,234	238,683
Anheuser-Busch Cos., Inc.	9,400	476,862
Asahi Breweries Ltd. (Japan)	12,000	148,609
Coca-Cola Co.	50,900	2,118,968
Cott Corp. (Canada)*	15,500	383,315
Kirin Brewery Co. Ltd. (Japan)	22,000	216,629
Lion Nathan Ltd. (New Zealand)	32,444	217,235
PepsiCo, Inc.	36,500	1,905,300

		5,705,601

BROADCASTING — 0.6%
Astro All Asia Networks PLC (Malaysia)* 144A (cost $33,668; purchased 12/18/01—03/20/02)(g)	31,200	44,337
Cox Radio, Inc. (Class “A” Stock)*	3,000	49,440
Emmis Communications Corp. (Class “A” Stock)*	3,900	74,841
Fox Entertainment Group, Inc. (Class “A” Stock)*	3,200	100,032
Gestevision Telecinco SA (Spain)*	1,258	25,957
Liberty Media Corp. (Class “A” Stock)*	85,224	935,760
Liberty Media International, Inc. (Class “A” Stock)*(a)	1,246	57,603
Meredith Corp.	2,100	113,820
News Corp Inc., (Class “A” Stock) When Issued	56,400	1,052,423
Radio One, Inc. (Class “D” Stock)*	7,900	127,348
Scripps, (E.W.) Co. (Class “A” Stock)	2,000	96,560

		2,678,121

BUILDING MATERIALS — 0.6%
Aggregate Industries PLC (United Kingdom)	94,488	189,571
American Standard Cos., Inc.*	4,300	177,676
Boral Ltd. (Australia)	84,842	456,909
Bouygues SA (France)	7,151	330,480
Cemex SA de CV (Mexico)	44,648	326,038
Hughes Supply, Inc.	2,200	71,170
Lafarge SA (France)	1,070	103,262
Nobia AB (Sweden)	10,434	172,712
Pilkington PLC (United Kingdom)	90,187	190,465
RMC Group PLC (United Kingdom)	11,905	194,051

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
SCP Pool Corp.	4,012	$127,983
Trex Co., Inc.*	2,100	110,124

		2,450,441

BUSINESS SERVICES — 0.7%
Accenture Ltd. (Class “A” Stock)*	8,800	237,600
Advisory Board Co. (The)*	16,900	623,272
ChoicePoint, Inc.*	2,266	104,213
Corporate Executive Board Co. (The)	3,100	207,514
Downer EDI Ltd. (Australia)	25,109	93,101
Fair Isaac Corp.	3,797	139,274
First Data Corp.	16,400	697,656
Fiserv, Inc.*	4,700	188,893
Forrester Research, Inc.*	2,800	50,232
Indra Sistemas SA (Spain)	12,686	216,750
Iron Mountain, Inc.*(a)	5,125	156,261
Manpower, Inc.	5,500	265,650
Robert Half International, Inc.	3,700	108,891
Wireless Facilities, Inc.*	7,300	68,912

		3,158,219

CABLE TELEVISION — 0.4%
Cable & Wireless PLC (United Kingdom)	35,643	81,604
Comcast Corp. (Class “A” Stock)*	25,400	845,312
DIRECTV Group, Inc. (The)*	11,455	191,757
EchoStar Communications Corp. (Class “A” Stock)(a)	4,200	139,608
Rogers Communications, Inc. (Class “B” Stock)*(a)	17,600	460,240

		1,718,521

CHEMICALS — 1.3%
Agrium, Inc. (Canada)	2,700	45,495
Arch Chemicals, Inc.	4,450	128,071
BASF AG (Germany)	7,134	513,935
Cabot Corp.	8,600	332,648
Degussa AG (Germany)	8,906	375,028
Dow Chemical Co.(a)	22,700	1,123,877
DuPont, (E.I.) de Nemours & Co.	20,259	993,704
Ferro Corp.	4,400	102,036
Great Lakes Chemical Corp.(a)	1,300	37,037
Kaneka Corp. (Japan)	19,000	215,087
Lyondell Chemical Co.	4,370	126,380
Minerals Technologies, Inc.	2,400	160,080
Mitsubishi Gas Chemical Co., Inc. (Japan)	40,000	188,543
Potash Corp. of Saskatchewan, Inc. (Canada)	6,300	523,278
Symyx Technologies, Inc.*	5,300	159,424
The Mosaic Co.*	17,000	277,440
Valspar Corp.	1,200	60,012
Yara International ASA (Norway)*	2,366	31,154

		5,393,229

CLOTHING & APPAREL — 0.2%
Adidas-Salomon AG (Germany)	1,016	163,994
Cintas Corp.(a)	3,200	140,352
Pacific Sunwear of California, Inc.*	4,200	93,492
World Co. Ltd. (Japan)	3,000	105,397
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	52,500	144,544

		647,779

COMMERCIAL SERVICES
Jackson Hewitt Tax Service, Inc.	1,500	37,875

COMPUTER HARDWARE — 1.7%
Dell, Inc.*	85,800	3,615,612
Gateway, Inc.*	12,000	72,120
Hewlett-Packard Co.	28,885	605,718
Insight Enterprises, Inc.*	4,800	98,496
International Business Machines Corp.	24,250	2,390,565
Lexmark International, Inc.*	4,300	365,500
Mercury Computer Systems, Inc.*	3,500	103,880
Storage Technology Corp.*	4,900	154,889

		7,406,780

COMPUTER SERVICES & SOFTWARE — 3.6%
Activision, Inc.*	4,300	86,774
Automatic Data Processing, Inc.	19,500	864,825
Avid Technology, Inc.*	1,900	117,325
Borland Software Corp.*	2,800	32,704
CACI International, Inc. (Class “A” Stock)*	500	34,065
Cadence Design Systems, Inc.*	3,500	48,335
CDW Corp.	8,900	590,515
Cisco Systems, Inc.*(a)	129,900	2,507,070
Cognizant Technology Solutions Corp. (Class “A” Stock)*	1,100	46,563
Creative Technology Ltd. (Singapore)	5,500	82,210
DST Systems, Inc.*(a)	2,800	145,936
Electronic Arts, Inc.*	4,300	265,224
FactSet Research Systems, Inc.	1,400	81,816
Global Payments, Inc.	1,400	81,956
Henry, (Jack) & Associates, Inc.	3,400	67,694
Inforte Corp.*	6,500	51,220
Intuit, Inc.*	10,200	448,902
Logica PLC (United Kingdom)	21,153	78,279
Macrovision Corp.*	3,100	79,732
MatrixOne, Inc.*	22,600	148,030
Mercury Interactive Corp.*(a)	2,600	118,430
Microsoft Corp.	226,100	6,039,130

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
NEC Soft Ltd. (Japan)	3,900	$123,695
NetIQ Corp.*	17,900	218,559
Oracle Corp.*	113,500	1,557,220
Red Hat, Inc.*(a)	30,300	404,505
SAP AG (Germany)	2,130	380,430
SERENA Software, Inc.*	4,000	86,560
SRA International, Inc. (Class “A” Stock)*	1,100	70,620
Tech Data Corp.*(a)	1,600	72,640
TIBCO Software, Inc.*	6,900	92,046
TRANS COSMOS, Inc. (Japan)	4,000	137,016
Trend Micro, Inc. (Japan)*	2,500	134,918
Verity, Inc.*	16,800	220,416
Websense, Inc.*	1,900	96,368

		15,611,728

CONGLOMERATES — 2.1%
Altria Group, Inc.	50,800	3,103,880
Cendant Corp.(a)	18,600	434,868
Cycle & Carriage Ltd. (Singapore)	4,379	28,435
DCC PLC (Ireland)	9,055	203,082
Guiness Peat Group PLC (New Zealand)	71,617	112,252
Honeywell International, Inc.	35,800	1,267,678
Hutchison Whampoa Ltd. (Hong Kong)	21,400	200,297
ITT Industries, Inc.	3,400	287,130
Jenoptik AG (Germany)	8,711	91,882
Mitsubishi Heavy Industries Ltd. (Japan)	52,000	147,672
Norsk Hydro ASA (Norway)	2,389	188,149
SembCorp Industries Ltd. (Singapore)	236,000	234,207
Sumitomo Corp. (Japan)	13,000	112,150
Tyco International Ltd.(a)	75,800	2,709,092

		9,120,774

CONSTRUCTION — 0.3%
Balfour Beatty PLC (United Kingdom)	31,684	191,767
D.R. Horton, Inc.	3,771	152,009
Grupo Acciona SA (Spain)	3,551	314,217
Insituform Technologies, Inc. (Class “A” Stock)*	4,300	97,481
JGC Corp. (Japan)	12,000	109,730
NCC AB (Sweden)	16,214	214,710
Technip-Coflexip SA (France)	489	90,396
Toll Brothers, Inc.*	3,200	219,552
WCI Communities, Inc.*	2,800	82,320

		1,472,182

CONSUMER PRODUCTS & SERVICES — 2.6%
Bausch & Lomb, Inc.	900	58,014
Clorox Co.	6,056	356,880
Colgate-Palmolive Co.	11,800	603,688
Dollar Thrifty Automotive Group, Inc.*	3,500	105,700
Engineered Support Systems, Inc.	1,600	94,752
Fortune Brands, Inc.	2,700	208,386
Fossil, Inc.*(a)	4,500	115,380
Gillette Co.	20,600	922,468
Hasbro, Inc.	5,700	110,466
Johnson & Johnson(a)	56,946	3,611,515
Kimberly-Clark Corp.	8,900	585,709
L'Oreal SA (France)	1,228	93,223
Lauder, (Estee) Cos., Inc. (Class “A” Stock)	2,300	105,271
Mattel, Inc.	2,900	56,521
Maytag Corp.(a)	4,800	101,280
Newell Rubbermaid, Inc.	14,900	360,431
Procter & Gamble Co.	59,200	3,260,736
Rent-A-Center, Inc.*	1,150	30,475
SEB SA (France)	657	70,460
Whirlpool Corp.(a)	2,400	166,104

		11,017,459

CONTAINERS & PACKAGING
Smurfit-Stone Container Corp.*	4,400	82,192

ELECTRONIC COMPONENTS & EQUIPMENT — 3.0%
Advanced Energy Industries, Inc.*	4,500	41,085
AVX Corp.	3,200	40,320
Belden CDT, Inc.	1,150	26,680
C & D Technologies, Inc.	3,500	59,640
Cyberoptics Corp.*	1,500	22,305
Digital Theater Systems, Inc.*	8,900	179,157
Fanuc Ltd. (Japan)	3,500	228,847
Flextronics International Ltd.*(a)	16,000	221,120
General Electric Co.	237,400	8,665,099
Gentex Corp.(a)	3,000	111,060
Jabil Circuit, Inc.*	11,900	304,402
Kaba Holdings AG (Switzerland)	330	102,300
Koninklijke (Royal) Philips Electronics NV (Netherlands)	6,549	173,673
Kyocera Corp. (Japan)	1,200	92,398
Littelfuse, Inc.*	2,400	81,984
NEC Corp.	14,000	87,030
Neopost SA (France)	1,975	153,554
Nikon Corp. (Japan)	10,000	123,548
Pioneer Corp. (Japan)	8,700	169,806
Plexus Corp.*	5,500	71,555
Sagem SA (France)*	8,075	172,103
Siemens AG (Germany)	6,178	523,833
Sony Corp. (Japan)	10,000	386,455
Sumitomo Electric Industries Ltd. (Japan)	12,000	130,575
TDK Corp. (Japan)	1,900	140,734
Teleflex, Inc.	4,300	223,342

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Toshiba Corp. (Japan)	33,000	$141,700
TTM Technologies, Inc.*	9,800	115,640

		12,789,945

ENTERTAINMENT & LEISURE — 1.6%
Brunswick Corp.	9,200	455,400
Caesars Entertainment, Inc.*(a)	3,500	70,490
Carnival Corp.(a)	14,100	812,583
Disney, (Walt) Co.	4,092	113,758
Harley-Davidson, Inc.	2,000	121,500
Heiwa Corp. (Japan)	3,700	61,817
Hilton Group PLC (United Kingdom)	20,349	111,149
International Game Technology Group, Inc.	14,300	491,634
Mandalay Resort Group	600	42,258
Marvel Enterprises, Inc.*(a)	4,600	94,208
Royal Caribbean Cruises Ltd.(a)	6,900	375,636
Station Casinos, Inc.(a)	5,200	284,336
Time Warner, Inc.*	107,700	2,093,687
Viacom, Inc. (Class“B” Stock)	40,100	1,459,239
Whitbread PLC (United Kingdom)	10,045	163,251
WMS Industries, Inc.*	7,200	241,488

		6,992,434

ENVIRONMENTAL SERVICES — 0.1%
Republic Services, Inc.	5,200	174,408
Waste Connections, Inc.*	2,100	71,925
Waste Management, Inc.	7,159	214,340

		460,673

FARMING & AGRICULTURE
Sunopta, Inc.*	12,100	86,878

FINANCIAL — BANK & TRUST — 5.5%
ABN AMRO Holding NV (Netherlands)	12,832	339,942
Australia & New Zealand Banking Group Ltd. (Australia)	27,803	448,755
Australia & New Zealand Banking Group Ltd. [ADR] (Australia)	1,800	145,656
Babcock & Brown Ltd. (Australia)*	25,221	215,106
Banca Intesa SpA (Italy)	54,392	261,720
Banco Santander Central Hispano SA (Spain)	31,595	392,092
Banco Santander Chile [ADR] (Chile)	6,178	209,187
Bank Austria Creditanstalt (Austria)	4,401	397,807
Bank of America Corp.(a)	59,476	2,794,777
Bank Of Ireland (Ireland)	17,592	292,921
Bank of Yokohama Ltd. (Japan)*	37,000	233,259
BankAtlantic Bancorp, Inc. (Class “A” Stock)	9,200	183,080
Barclays PLC (United Kingdom)	81,856	920,931
Barclays PLC [ADR] (United Kingdom)	700	31,976
BNP Paribas SA (France)	8,415	609,650
Bradford & Bingley PLC (United Kingdom)	42,314	272,759
City National Corp.	1,000	70,650
Comerica, Inc.	25,400	1,549,908
Commerce Bancshares, Inc.	2,814	141,263
Credito Italiano SpA (Italy)	42,560	244,704
DBS Groupo Holdings (Singapore)	35,236	347,525
Dexia (France)	8,303	191,069
East West Bancorp, Inc.	3,300	138,468
First Horizon National Corp.(a)	3,600	155,196
HBOS PLC (United Kingdom)	28,524	464,393
HSBC Holdings PLC (United Kingdom)	19,427	327,849
Joyo Bank, Ltd. (Japan)	33,000	161,023
Macquarie Bank Ltd. (Australia)	10,597	386,276
Mercantile Bankshares Corp.	2,800	146,160
National Australia Bank Ltd. (Australia)	21,722	490,745
Nordea AB (Sweden)	54,051	544,951
NSK Ltd. (Japan)	15,000	75,388
Popular, Inc.	5,000	144,150
Royal Bank of Scotland (United Kingdom)	27,394	921,443
Skandanaviska Enskilda Banken (Sweden)	17,416	336,768
Southwest Bancorporation of Texas, Inc.	5,000	116,450
State Street Corp.	26,300	1,291,856
Sumitomo Mitsui Financial Group, Inc. (Japan)	43	312,628
SunTrust Banks, Inc.	5,800	428,504
Svenska Handlesbanken (Class “A” Stock) (Sweden)	19,749	514,127
Synovus Financial Corp.	10,600	302,948
TCF Financial Corp.	2,600	83,564
Texas Regional Bancshares, Inc. (Class “A” Stock)	4,972	162,485
The 77 Bank Ltd. (Japan)	19,000	133,688
U.S. Bancorp(a)	98,400	3,081,887
UCBH Holdings, Inc.	4,400	201,608
Wachovia Corp.	22,300	1,172,980
Wells Fargo & Co.	19,900	1,236,785
Wilmington Trust Corp.	3,500	126,525

		23,753,582

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
FINANCIAL SERVICES — 5.4%
Aiful Corp. (Japan)	1,950	$214,468
Alliance & Leicester PLC (United Kingdom)	14,265	249,773
American Express Co.(a)	24,300	1,369,791
Capital Source, Inc.*(a)	16,800	431,256
Citigroup, Inc.	110,341	5,316,229
Countrywide Financial Corp.	6,700	247,967
Credit Suisse Group (Switzerland)*	10,775	452,946
Doral Financial Corp.	3,125	153,906
Eaton Vance Corp.	2,400	125,160
Fannie Mae(a)	13,500	961,335
First Marblehead Corp.*	1,500	84,375
Franklin Resources, Inc.(a)	5,600	390,040
Freddie Mac	9,700	714,890
Goldman Sachs Group, Inc.	9,700	1,009,188
Grupo Financiero Banorte SA de C.V. (Mexico)	104,800	659,995
Hypo Real Estate Holding AG (Germany)*	9,213	381,944
IndyMac Bancorp, Inc.	4,300	148,135
ING Groep NV (Netherlands)	12,241	370,375
Investors Financial Services Corp.(a)	15,000	749,700
JP Morgan Chase & Co.	90,068	3,513,553
Legg Mason, Inc.	5,850	428,571
Lehman Brothers Holdings, Inc.(a)	6,000	524,880
MBNA Corp.	14,500	408,755
Merrill Lynch & Co., Inc.	21,000	1,255,170
Mitsubishi Tokyo Financial Group, Inc. (Japan)	19	192,837
Moody’s Corp.(a)	2,500	217,125
Morgan Stanley Dean Witter & Co.	20,200	1,121,504
Providian Financial Corp.*	5,500	90,585
Schwab, (Charles) Corp.	39,300	470,028
SLM Corp.	15,700	838,223
Waddell & Reed Financial, Inc. (Class “A” Stock)	3,300	78,837

		23,171,541

FINANCIAL-BROKERAGE — 0.3%
Ameritrade Holding Corp.*	77,500	1,102,050

FOOD — 1.1%
Associated British Foods PLC (United Kingdom)	15,608	233,883
Campbell Soup Co.(a)	12,500	373,625
Compass Group PLC (United Kingdom)	10,431	49,315
Dean Foods Co.*	3,350	110,383
General Mills, Inc.	14,400	715,823
Heinz, (H.J.) Co.	3,550	138,415
Hershey Foods Corp.	4,000	222,160
J. Sainsbury PLC (United Kingdom)	26,581	138,044
Kellogg Co.	8,800	393,008
Koninklijke Wessanen NV (Netherlands)	11,125	142,900
Kraft Foods, Inc. (Class “A” Stock)(a)	4,100	146,001
Nestle SA (Switzerland)	2,138	559,366
Performance Food Group Co.*(a)	1,300	34,983
SYSCO Corp.	13,200	503,844
Tesco PLC (United Kingdom)	44,430	274,457
Tootsie Roll Industries, Inc.	2,016	69,814
Unilever PLC (United Kingdom)	44,644	438,417
United Natural Foods, Inc.*	3,400	105,740

		4,650,178

FURNITURE
Mohawk Industries, Inc.*(a)	800	73,000

HEALTHCARE SERVICES — 0.9%
AmSurg Corp.*	1,600	47,264
Caremark Rx, Inc.*	8,300	327,269
Community Health Systems, Inc.*	13,400	373,592
Coventry Health Care, Inc.*	2,150	114,122
DaVita, Inc.*	3,450	136,379
HCA, Inc.(a)	7,300	291,708
Laboratory Corp. of America Holdings*(a)	5,600	278,992
LifePoint Hospitals, Inc.*	1,500	52,230
Medco Health Solutions, Inc.*	3,084	128,294
Omnicare, Inc.	3,600	124,632
Stericycle, Inc.*	500	22,975
Symbion, Inc.*	3,200	70,656
Triad Hospitals, Inc.*	1,378	51,275
United Surgical Partners International, Inc.*	1,800	75,060
UnitedHealth Group, Inc.	20,900	1,839,827

		3,934,275

HOTELS & MOTELS — 0.1%
Fairmont Hotels & Resorts, Inc.	2,600	90,064
Marriott International, Inc. (Class “A” Stock)(a)	4,800	302,304

		392,368

INDUSTRIAL PRODUCTS — 0.4%
Actuant Corp.*	4,300	224,245
Glory Ltd. (Japan)	5,000	78,413
Harsco Corp.	1,600	89,184
Illinois Tool Works, Inc.	1,600	148,288
Nucor Corp.(a)	22,400	1,172,416
Roper Industries, Inc.	2,200	133,694

		1,846,240

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
INSURANCE — 3.3%
Aioi Insurance Co., Ltd. (Japan)	39,000	$180,023
Allstate Corp. (The)	4,300	222,396
American International Group, Inc.	53,130	3,489,047
Assurant, Inc.	5,300	161,915
Aviva PLC (United Kingdom)	16,067	193,720
AXA (France)	20,751	512,781
Axis Capital Holdings Ltd.	15,600	426,816
CNP Assurances (France)	4,884	349,853
Gallagher, (Arthur J.) & Co.	2,200	71,500
Genworth Financial, Inc.	17,600	475,200
Hannover Rueckversicherungs AG (Germany)	3,267	127,669
Hartford Financial Services Group, Inc. (The)	11,600	803,996
Insurance Australia Group Ltd. (Australia)	28,415	143,225
Markel Corp.*	300	109,200
Marsh & McLennan Cos., Inc.	26,600	875,140
Mercury General Corp.	900	53,928
MGIC Investment Corp.(a)	4,700	323,877
Mitsui Marine & Fire (Japan)	19,000	165,024
PMI Group, Inc. (The)	3,200	133,600
Progressive Corp. (The)(a)	5,400	458,136
Protective Life Corp.	2,800	119,532
QBE Insurance Group Ltd. (Australia)	15,463	186,065
Radian Group, Inc.	9,200	489,808
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	90,377	134,474
Safeco Corp.(a)	10,300	538,072
St. Paul Cos., Inc.	48,699	1,805,272
StanCorp Financial Group, Inc.	1,500	123,750
Triad Guaranty, Inc.*	2,700	163,296
Unipol SpA (Italy)	50,105	229,515
WellChoice, Inc.*	1,600	85,440
WellPoint, Inc.*	5,200	598,000
XL Capital Ltd. (Class “A” Stock)(a)	6,900	535,785

		14,286,055

INTERNET SERVICES — 1.0%
CNET Networks, Inc.*(a)	23,200	260,536
Digital Insight Corp.*	3,800	69,920
EarthLink, Inc.*(a)	6,800	78,336
eBay, Inc.*	12,400	1,441,872
F5 Networks, Inc.*	1,100	53,592
Google, Inc. (Class “A” Stock)*(a)	1,700	328,270
IAC/InterActiveCorp*(a)	21,900	604,878
Juniper Networks, Inc.*(a)	11,300	307,247
VeriSign, Inc.*	3,200	107,264
Yahoo!, Inc.*(a)	26,100	983,448

		4,235,363

MACHINERY & EQUIPMENT — 0.6%
Briggs & Stratton Corp.	2,000	83,160
Cooper Cameron Corp.*	1,100	59,191
Danaher Corp.	10,000	574,100
Deere & Co.	13,600	1,011,840
Grant Prideco, Inc.*	9,400	188,470
Maverick Tube Corp.*	3,800	115,140
National Oilwell, Inc.*(a)	1,200	42,348
Nordson Corp.	2,100	84,147
Noritsu Koki Co. Ltd. (Japan)	4,000	91,929
Pall Corp.	8,900	257,655

		2,507,980

MEDICAL SUPPLIES & EQUIPMENT — 2.1%
Abbott Laboratories	25,900	1,208,235
AmerisourceBergen Corp.	3,700	217,116
Amgen, Inc.*	28,600	1,834,690
Bard, (C.R.), Inc.	3,400	217,532
Baxter International, Inc.	11,200	386,848
Becton, Dickinson & Co.	4,000	227,200
Biomet, Inc.	5,400	234,306
Boston Scientific Corp.*	16,200	575,910
Charles River Laboratories International,	2,000	92,020
Computer Programs and Systems, Inc.	7,000	162,050
Cytyc Corp.*	6,200	170,934
DENTSPLY International, Inc.	2,350	132,070
Digene Corp.*	2,600	67,990
Edwards Lifesciences Corp.*	1,300	53,638
Elekta AB (Sweden)*	4,495	129,532
Guidant Corp.	5,400	389,340
Inamed Corp.*	1,000	63,250
Invitrogen Corp.*	1,462	98,144
Martek Biosciences Corp.*(a)	1,300	66,560
Medtronic, Inc.	25,200	1,251,684
Merit Medical Systems, Inc.*	3,300	50,424
Patterson Cos., Inc.*	1,800	78,102
Shimadzu Corp. (Japan)	36,000	217,820
St. Jude Medical, Inc.*	8,400	352,212
STERIS Corp.*	4,700	111,484
Stryker Corp.	8,200	395,650
Techne Corp.*	1,700	66,130
Thoratec Corp.*	1,500	15,630
Zimmer Holdings, Inc.*	4,000	320,480

		9,186,981

METALS & MINING — 0.8%
Alcoa, Inc.	19,000	596,981
Anglo American PLC (United Kingdom)	7,743	183,147

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
BHP Steel Ltd. (Australia)	76,901	$497,333
Broken Hill Proprietary Co. Ltd. (Australia)	37,600	452,142
Newmont Mining Corp.	12,400	550,684
Nippon Steel Corp. (Japan)	151,000	369,874
SKF AB (Class “B” Stock)(Sweden)	2,937	130,820
SSAB Svenskt Stal AB Series A (Sweden)	12,828	308,857
Steel Dynamics, Inc.	4,100	155,308
Voestalpine AG (Austria)	2,771	215,254

		3,460,400

OFFICE EQUIPMENT — 0.2%
Canon, Inc. (Japan)	6,000	323,802
Herman Miller, Inc.	4,700	129,861
Pitney Bowes, Inc.	4,400	203,632

		657,295

OIL & GAS — 5.0%
Anadarko Petroleum Corp.	5,806	376,287
Australia Gas & Light (Australia)	10,811	116,104
Baker Hughes, Inc.(a)	9,300	396,831
BJ Services Co.	4,100	190,814
BP PLC [ADR] (United Kingdom)	13,100	765,040
British Petroleum Co. PLC (United Kingdom)	27,233	265,606
Centrica PLC (United Kingdom)	81,377	369,107
ChevronTexaco Corp.	45,222	2,374,607
Comstock Resources, Inc.*	4,500	99,225
ConocoPhillips	15,500	1,345,865
Devon Energy Corp.	3,400	132,328
Eni SpA [ADR] (Italy)(a)	2,500	314,600
Ente Nazionale Idrocarburi SpA (Italy)	16,651	416,897
EOG Resources, Inc.	3,800	271,168
Exxon Mobil Corp.	128,766	6,600,546
FMC Technologies, Inc.*	9,959	320,680
Grey Wolf, Inc.*	16,200	85,374
Helmerich & Payne, Inc.	1,400	47,656
Inpex Corp. (Japan)	8	40,363
Murphy Oil Corp.	7,700	619,465
Nabors Industries Ltd.*(a)	3,100	158,999
National Fuel Gas Co.	4,700	133,198
Newfield Exploration Co.*	2,400	141,720
Occidental Petroleum Corp.	3,500	204,260
OMV AG (Austria)	138	41,584
Patterson-UTI Energy, Inc.	6,600	128,370
Petroleo Brasileiro SA [ADR] (Brazil)	14,200	514,182
Pioneer Natural Resources Co.	4,400	154,440
Premcor, Inc.	1,500	63,255
Schlumberger Ltd.	16,500	1,104,675
Shell Transport & Trading Co. [ADR] (United Kingdom)	11,200	575,680
Shell Transport & Trading Co. PLC (United Kingdom)	25,438	216,843
Statoil ASA (Sweden)	28,013	439,391
Toho Gas Co., Ltd. (Japan)	70,000	250,024
Tonen General Sekiyu K.K. (Japan)	10,000	91,051
Total SA (France)	3,654	798,148
Total SA [ADR] (France)	4,300	472,312
Transocean, Inc.*(a)	12,139	514,572
WGL Holdings, Inc.	2,800	86,352
Williams Cos., Inc.	3,100	50,499
Woodside Petroleum Ltd. (Australia)	9,927	156,414

		21,444,532

PAPER & FOREST PRODUCTS — 0.4%
Bowater, Inc.	3,500	153,895
International Paper Co.	11,800	495,600
MeadWestvaco Corp.	7,900	267,731
Potlatch Corp.(a)	6,600	333,828
UPM-Kymmene Oyj (Finland)	4,257	94,664
Weyerhaeuser Co.(a)	3,500	235,270

		1,580,988

PERSONAL SERVICES — 0.1%
Apollo Group, Inc. (Class “A” Stock)*(a)	3,200	258,272
Career Education Corp.*	1,500	60,000
Corinthian Colleges, Inc.*(a)	2,300	43,344
DeVry, Inc.*	2,300	39,928
Education Management Corp.*	3,400	112,234

		513,778

PHARMACEUTICALS — 3.6%
Abgenix, Inc.*	3,500	36,190
Accredo Health, Inc.*	4,200	116,424
Alkermes, Inc.*(a)	3,800	53,542
Alliance Unichem PLC (United Kingdom)	8,252	119,536
AstraZeneca PLC [ADR] (United Kingdom)	6,400	232,896
Biogen Idec, Inc.*	7,100	472,931
Bradley Pharmaceuticals, Inc.*	2,600	50,440
Cardinal Health, Inc.	10,850	630,928
Celgene Corp.*(a)	2,400	63,672
Cephalon, Inc.*	3,628	184,593
Chiron Corp.*	3,900	129,987
CSL Ltd. (Australia)	3,027	69,406
Eisai Co. Ltd. (Japan)	4,400	144,706
Elan Corp. PLC [ADR] (Ireland)*	5,000	136,250
Eon Labs, Inc.*	1,800	48,600
Forest Laboratories, Inc.*(a)	7,200	322,992

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Gehe AG (Germany)	2,985	$242,792
Genentech, Inc.*	8,500	462,740
Gilead Sciences, Inc.*	12,300	430,377
GlaxoSmithKline PLC (United Kingdom)	17,171	402,852
GlaxoSmithKline PLC [ADR] (United Kingdom)	9,900	469,161
Hisamitsu Pharmaceutical Co. (Japan)	6,000	116,405
Human Genome Sciences, Inc.*	3,800	45,676
Kobayashi Pharmaceutical Co. Ltd. (Japan)	4,000	107,934
Lilly, (Eli) & Co.	24,400	1,384,700
Medicis Pharmaceutical Corp. (Class “A” Stock)(a)	2,800	98,308
MedImmune, Inc.*	7,500	203,325
Merck & Co., Inc.(a)	41,700	1,340,238
Neurocrine Biosciences, Inc.*	2,000	98,600
Novartis AG (Switzerland)	17,095	861,440
Noven Pharmaceuticals, Inc.*	4,800	81,888
Novo Nordisk AS (Class “B” Stock) (Denmark)	1,767	96,542
Pfizer, Inc.	138,185	3,715,795
Priority Healthcare Corp. (Class “B” Stock)*	1,000	21,770
Sanofi-Synthelabo SA (France)	8,285	662,169
Schering-Plough Corp.(a)	16,400	342,432
Suzuken Co. Ltd. (Japan)	2,500	67,093
Takeda Chemical Industries Ltd. (Japan)	4,500	226,603
Watson Pharmaceuticals, Inc.*	3,500	114,835
Wyeth	30,100	1,281,959

		15,688,727

PRINTING & PUBLISHING — 0.4%
Dow Jones & Co., Inc.	3,300	142,098
Gannett Co., Inc.	6,000	490,200
McGraw-Hill Cos., Inc.	3,500	320,390
New York Times Co. (Class “A” Stock)(a)	4,700	191,760
Scholastic Corp.*	3,300	121,968
Singapore Press Holdings Ltd. (Singapore)	19,750	55,654
Washington Post Co. (Class “B” Stock)	200	196,604

		1,518,674

RAILROADS — 0.3%
CSX Corp.	17,300	693,384
Union Pacific Corp.(a)	6,500	437,125

		1,130,509

REAL ESTATE — 1.0%
Archstone-Smith Trust [REIT](a)	3,800	145,540
Arden Realty, Inc. [REIT]	3,500	132,020
Boston Properties, Inc. [REIT]	2,300	148,741
Camden Property Trust [REIT]	3,000	153,000
Catellus Development Corp. [REIT]	2,078	63,587
China Overseas Land & Investment Ltd. (Hong Kong)	542,000	133,884
Corio NV (Netherlands)	2,958	173,290
Duke-Weeks Realty Corp. [REIT]	3,500	119,490
EastGroup Properties, Inc. [REIT]	2,000	76,640
Equity Office Properties Trust [REIT]	11,500	334,881
Equity Residential Properties Trust [REIT](a)	8,100	293,058
General Property Trust (Australia)	88,689	260,018
Goldcrest Co. Ltd. (Japan)	2,770	191,929
LaSalle Hotel Properties [REIT]	4,500	143,235
Levitt Corp. (Class “A” Stock)	2,075	63,433
Mills Corp. (The) [REIT](a)	2,900	184,904
Mirvac Group (Australia)	29,863	114,707
Persimmon PLC (United Kingdom)	13,927	184,763
Reckson Associates Realty Corp. [REIT]	2,400	78,744
Redwood Trust, Inc. [REIT]	1,300	80,717
Regency Centers Corp. [REIT]	3,200	177,280
Simon Property Group, Inc. [REIT]	3,500	226,345
SL Green Realty Corp. [REIT]	2,700	163,485
Sun Hung Kai Properties Ltd. (Hong Kong)	20,000	200,059
Vornado Realty Trust [REIT]	2,500	190,325
Weingarten Realty, Inc. [REIT]	3,200	128,320
Wheelock and Co. Ltd. (Hong Kong)	55,000	90,573

		4,252,968

RESTAURANTS — 0.6%
CEC Entertainment, Inc.*(a)	2,150	85,936
Cheesecake Factory, Inc. (The)*(a)	1,350	43,835
McDonald’s Corp.	21,500	689,289
Mitchells & Butlers PLC (United Kingdom)	21,849	142,623
P.F. Chang’s China Bistro, Inc.*(a)	1,000	56,350
Panera Bread Co. (Class “A” Stock)*(a)	9,800	395,136
RARE Hospitality International, Inc.*	9,300	296,298
Ruby Tuesday, Inc.	2,300	59,984
Sonic Corp.*	3,350	102,175

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Starbucks Corp.*(a)	8,800	$548,768

Yum! Brands, Inc.	4,700	221,746

		2,642,140
RETAIL & MERCHANDISING — 3.9%
A.C. Moore Arts & Crafts, Inc.*	4,100	118,121
Amazon.com, Inc.*(a)	1,500	66,435
Best Buy Co., Inc.	7,750	460,505
Casino Guichard-Perrachon SA (France)	3,481	278,215
Charles Voegele Holding AG (Switzerland)	1,737	77,906
Chico’s FAS, Inc.*(a)	2,700	122,931
Coles Myer Ltd. (Australia)	19,001	146,864
Cost Plus, Inc.*	3,000	96,390
CVS Corp.	9,400	423,658
Dixons Group PLC (United Kingdom)	48,887	142,665
Dollar Tree Stores, Inc.*(a)	3,300	94,644
Espirit Holdings Ltd. (Hong Kong)	19,000	114,889
Family Dollar Stores, Inc.(a)	16,700	521,541
Fred's, Inc.	3,100	53,940
Hibbett Sporting Goods, Inc.*	1,600	42,576
Home Depot, Inc.	42,600	1,820,723
Hot Topic, Inc.*(a)	24,600	422,874
Kesa Electricals PLC (United Kingdom)	11,660	63,241
Kohl’s Corp.*(a)	23,200	1,140,744
Lowe’s Cos., Inc.	15,100	869,609
Matsumotokiyoshi Co. Ltd. (Japan)	4,000	113,985
Metro AG (Germany)	10,405	572,650
PETsMART, Inc.	6,000	213,180
Ross Stores, Inc.	22,700	655,349
Staples, Inc.	7,600	256,196
Target Corp.	33,000	1,713,690
TJX Cos., Inc.	15,100	379,463
Wal-Mart de Mexico SA de CV (Mexico)	76,400	262,503
Wal-Mart Stores, Inc.(a)	77,200	4,077,703
Walgreen Co.	25,800	989,946
Whole Foods Market, Inc.	1,000	95,350
Williams-Sonoma, Inc.*	2,600	91,104
York-Benimaru Co. Ltd. (Japan)	3,600	111,721

		16,611,311

SEMICONDUCTORS — 1.8%
Analog Devices, Inc.	17,900	660,868
Applied Materials, Inc.*(a)	31,100	531,810
ASM Lithography Holding NV (Netherlands)*	10,081	161,828
ATMI, Inc.*	1,900	42,807
Cymer, Inc.*	2,400	70,896
Intel Corp.	140,200	3,279,278
Intersil Corp. (Class “A” Stock)(a)	5,600	93,744
KLA-Tencor Corp.*	6,900	321,402
Linear Technology Corp.	9,400	364,344
Microchip Technology, Inc.	2,300	61,318
Mykrolis Corp.*	3,400	48,178
National Semiconductor Corp.	32,500	583,375
Novellus Systems, Inc.*(a)	8,500	237,065
Omnivision Technologies, Inc.*(a)	2,700	49,545
QLogic Corp.*	13,800	506,874
Rohm Co. Ltd. (Japan)	500	51,722
Semiconductor Manufacturing International Corp. [ADR] (China)*	4,400	47,388
Semtech Corp.*	5,100	111,537
Tessera Technologies, Inc.*	3,000	111,630
Varian Semiconductor Equipment Associates, Inc.*	600	22,110
Xilinx, Inc.	17,000	504,050
Zoran Corp.*	4,612	53,407

		7,915,176

TELECOMMUNICATIONS — 3.6%
Aeroflex, Inc.*	3,800	46,056
America Movil SA de CV (Class “L” Stock) [ADR] (Mexico)	7,000	366,450
Andrew Corp.*	2,700	36,801
Avaya, Inc.*	2,600	44,720
China Telecom Corp. Ltd. (China)	542,000	198,734
China Unicom Ltd. (Hong Kong)	72,000	56,969
Cia de Telecomunicaciones de Chile SA [ADR]	11,500	129,260
Comverse Technology, Inc.*	4,700	114,915
Corning, Inc.*	38,000	447,260
Crown Castle International Corp.*	3,400	56,576
Inter-Tel, Inc.	2,800	76,664
KDDI Corp. (Japan)	66	355,538
Koninklijke (Royal) KPN NV (Netherlands)	32,335	307,220
Lucent Technologies, Inc.*(a)	54,000	203,040
MM02 PLC (United Kingdom)*	227,311	535,699
Motorola, Inc.(a)	44,700	768,840
Netcom AB (Class “B” Stock) (Sweden)	4,554	178,860
Nextel Communications, Inc. (Class “A” Stock)*(a)	26,100	783,000
Nextel Partners, Inc. (Class “A” Stock)*	27,700	541,258
Nokia Corp. (Class “A” Stock) [ADR] (Finland)(a)	11,200	175,504
Nokia OYJ (Finland)	9,360	147,836
Plantronics, Inc.	2,500	103,675
Polycom, Inc.*	6,100	142,252

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
Qualcomm, Inc.	32,600	$1,382,240
Research in Motion Ltd. (Canada)*	2,700	222,534
SBC Communications, Inc.	25,100	646,827
SpectraSite, Inc.*	3,200	185,280
Sprint Corp.(a)	55,200	1,371,720
Tele Danmark AS (Denmark)	4,868	206,149
Tele Norte Leste Participacoes SA [ADR] (Brazil)	12,200	205,814
Telecom Italia Mobile SpA (Italy)	66,408	496,458
Telenor ASA (Norway)	36,129	328,085
Telephone & Data Systems, Inc.	800	61,560
Telus Corp. (Canada)	9,700	351,334
Telus Corp. (Non Voting Shares) (Canada)*(a)	28,700	829,430
Thomson Multimedia (France)	14,866	393,018
Verizon Communications, Inc.	59,784	2,421,849
Vodafone Group PLC [ADR] (United Kingdom)	24,800	679,024
Western Wireless Corp. (Class “A” Stock)*	1,400	41,020

		15,639,469

TRANSPORTATION — 0.7%
Arriva PLC (United Kingdom)	24,176	250,644
Expeditors International of Washington, Inc.	1,500	83,820
Nippon Express Co. Ltd. (Japan)	19,000	93,637
Nippon Yusen Kabushiki (Japan)	50,000	269,347
Old Dominion Freight Line, Inc.*	3,100	107,880
TPG NV (Netherlands)	5,886	159,851
United Parcel Service, Inc. (Class “B” Stock)	24,000	2,051,040
UTI Worldwide, Inc. (British Virgin Islands)	2,600	176,852

		3,193,071

UTILITIES — 2.0%
Alliant Energy Corp.	3,500	100,100
American Electric Power Co., Inc.(a)	6,400	219,776
Black Hills Corp.	2,100	64,428
CMS Energy Corp.*(a)	6,300	65,835
Constellation Energy Group, Inc.	3,600	157,356
Duke Energy Corp.(a)	35,700	904,282
Dynegy, Inc.*	20,800	96,096
E.ON AG (Germany)	8,431	768,496
Edison International Co.	9,100	291,473
El Paso Electric Co.*	10,200	193,188
Electric Power Development Co., Ltd. (Japan) 144A (cost $26,709; purchased 09/27/04)(g)	1,100	30,809
Energy East Corp.	4,800	128,064
Entergy Corp.	5,100	344,709
Exelon Corp.(a)	14,000	616,980
FirstEnergy Corp.	17,400	687,474
Great Plains Energy, Inc.(a)	5,000	151,400
Hong Kong Electric Holdings Ltd. (Hong Kong)	20,000	91,345
Iberdrola SA (Spain)	12,810	325,604
NiSource, Inc.	14,000	318,920
OGE Energy Corp.	5,800	153,758
PG&E Corp.*	12,800	425,984
Pinnacle West Capital Corp.	5,200	230,932
PPL Corp.	9,200	490,176
RWE AG (Germany)	2,961	163,807
Sempra Energy(a)	2,400	88,032
Southern Co. (The)(a)	9,300	311,736
Teco Energy, Inc.(a)	12,600	193,284
Tohoku Electric Power Co., Inc. (Japan)	12,600	226,252
TXU Corp.(a)	12,100	781,176
United Utilities PLC (United Kingdom)	15,962	193,066

		8,814,538

TOTAL COMMON STOCK (Cost $237,622,364)		291,190,308

PREFERRED STOCK
CLOTHING & APPAREL
Anvil Holdings, Inc. 13.00% Series B (cost $26,721; purchased 12/18/01-07/30/04)(g)	1,966	20,148

HEALTHCARE SERVICES
Fresenius AG 2.24% (United Kingdom)	1,709	159,889

TOTAL PREFERRED STOCK (Cost $108,250)		180,037

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)
CORPORATE OBLIGATIONS — 11.5%
ADVERTISING — 0.1%
Advanstar Communications, Inc. Sr. Sec’d. Notes
10.75%, 08/15/10	B3	$50	56,688
Advanstar Communications, Inc., Gtd. Notes
12.00%, 02/15/11	Caa2	25	27,094
Advanstar, Inc., Gtd. Notes, Zero Coupon (until 10/15/05)
15.00%, 10/15/11	NR	50	42,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
R H Donnelley Finance Corp. I, Gtd. Notes
8.875%, 12/15/10	B1	$25	$28,000
10.875%, 12/15/12	B2	150	178,874
Vertis, Inc., Gtd. Notes, Series B
10.875%, 06/15/09	B3	25	27,250
Vertis, Inc., Sub. Notes
13.50%, 12/07/09 144A (cost $24,015; purchased 12/08/03)(g)	Caa1	25	26,469

			386,938

AEROSPACE — 0.2%
Aviall, Inc., Sr. Notes
7.625%, 07/01/11	B1	50	53,500
BE Aerospace, Inc., Sr. Notes
8.50%, 10/01/10	B3	50	55,250
BE Aerospace, Inc., Sr. Sub. Notes
8.00%, 03/01/08	Caa3	50	50,313
8.875%, 05/01/11 Series B	Caa3	75	78,750
Boeing Co., Debs.
8.75%, 08/15/21	A3	235	314,803
Gencorp, Inc., Sr. Sub. Notes
9.50%, 08/15/13	B2	100	112,000
Sequa Corp., Sr. Notes
9.00%, 08/01/09	B1	50	56,625
TD Funding Corp., Gtd. Notes
8.375%, 07/15/11	B3	25	26,938
Vought Aircraft Industries, Inc., Sr. Notes
8.00%, 07/15/11	B2	100	97,750

			845,929

AIRLINES
Northwest Airlines, Inc., Gtd. Notes
9.875%, 03/15/07	Caa1	25	22,688

AUTOMOBILE MANUFACTURERS — 0.2%
Daimlerchrysler NA Holdings Corp., Gtd. Notes
6.50%, 11/15/13	A3	220	239,020
Daimlerchrysler NA Holdings, Corp., Gtd. Notes
2.94%, 09/10/07(c)	A3	155	155,627
General Motors Corp., Debs.
8.375%, 07/15/33	Baa1	320	332,465
Navistar International Corp., Sr. Notes
7.50%, 06/15/11	Ba3	50	53,875

			780,987

AUTOMOTIVE PARTS — 0.2%
Advanced Accessory System, Sr. Notes
10.75%, 06/15/11	B3	50	47,750
Eagle-Picher Industries, Inc., Sr. Notes
9.75%, 09/01/13	B3	75	75,375
J.B. Poindexter & Co., Inc., Sr. Notes
8.75%, 03/15/14 144A (cost $77,224; purchased 03/04/04 - 09/29/04)(g)	B1	75	80,063
Lear Corp., Gtd. Notes
5.75%, 08/01/14 144A (cost $79,844; purchased 07/29/04)(g)	Baa3	80	80,906
Rexnord Corp., Gtd. Notes
10.125%, 12/15/12	B3	125	141,875
TRW Automotive, Inc., Sr. Notes
9.375%, 02/15/13	B1	156	181,739
TRW Automotive, Inc., Sr. Sub. Notes
11.00%, 02/15/13	B2	58	70,180
Visteon Corp., Notes
7.00%, 03/10/14	Ba1	25	24,000

			701,888

BEVERAGES — 0.1%
Le-Natures, Inc., Sr. Sub. Notes
10.00%, 06/15/13 144A (cost $103,944; purchased 06/18/03—12/11/03)(g)	B3	100	111,000
Miller Brewing Co., Notes
5.50%, 08/15/13 144A (cost $238,862; purchased 08/11/04—09/14/04)(g)	Baa1	240	251,289

			362,289

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
BROADCASTING — 0.1%
Chancellor Media Corp., Gtd. Notes
8.00%, 11/01/08	Ba1	$100	$112,372
Fisher Communications, Inc., Sr. Notes
8.625%, 09/15/14 144A (cost $51,125; purchased 09/15/04)(g)	B2	50	54,250
Hearst-Argyle Television, Inc., Sr. Notes
7.00%, 01/15/18	Baa3	135	151,708
News America Inc., Bonds
6.20%, 12/15/34 144A (cost $119,047; purchased 11/30/04 - 12/15/04)(g)	BAA3	120	122,038
Sinclair Broadcast Group, Inc., Gtd. Notes
8.00%, 03/15/12	B2	75	80,063
XM Satellite Radio, Inc., Sec’d. Notes
12.00%, 06/15/10	Caa1	87	103,204

			623,635

BUILDING MATERIALS — 0.2%
Associated Materials, Inc., Gtd. Notes
9.75%, 04/15/12	B3	125	140,313
Associated Materials, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/09)
11.25%, 03/01/14	Caa1	100	72,500
Building Materials Corp., Sr. Notes
7.75%, 08/01/14 144A (cost $50,000; purchased 07/21/04 - 10/15/04)(g)	B2	50	50,688
Masco Corp., Notes
5.875%, 07/15/12	Baa1	265	284,432
Norcraft Companies L.P., Sr. Sub. Notes
9.00%, 11/01/11	B3	75	81,375
Riverside Forest Products Ltd., Sr. Notes
7.875%, 03/01/14	B2	100	110,500
RMCC Acquisition Co., Sr. Sub. Notes
9.50%, 11/01/12 144A (cost $50,000; purchased 10/28/04)(g)	Caa1e	50	50,125
Texas Industries, Inc., Sr. Notes
10.25%, 06/15/11	B1	50	58,750
US Concrete, Inc., Sr. Sub. Notes
8.375%, 04/01/14	B3	75	81,188
WII Components, Inc., Sr. Notes
10.00%, 02/15/12	B2	75	75,375

			1,005,246

BUSINESS SERVICES — 0.1%
Affinity Group, Inc., Sr. Sub. Notes
9.00%, 02/15/12	B3	50	54,375
Brand Intermediate Holdings, Inc., Sr. Sub. Notes
13.00%, 10/16/13 144A [PIK] (cost $58,788; purchased 07/27/04 - 08/04/04)(g)	NR	53	56,711
Brickman Group Ltd., Gtd. Notes, Series B
11.75%, 12/15/09	B2	50	58,750
Cie Generale de Geophysique, Sr. Notes (France)
10.625%, 11/15/07(l)	Ba3	50	52,813
Crystal US Holdings, Sr. Disc. Notes, Zero Coupon (until 10/01/09)
10.50%, 10/01/14 144A (cost $31,870; purchased 10/15/04 - 11/02/04)(g)	Caa2	50	34,500
IESI Corp., Gtd. Notes
10.25%, 06/15/12	B3	75	88,125
Invensys PLC, Sr. Notes (United Kingdom)
9.875%, 03/15/11 144A(l) (cost $49,641; purchased 02/27/04)(g)	B3	50	54,000

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
IPC Acquisition Corp., Gtd. Notes
11.50%, 12/15/09	B3		$100	$109,999
US Oncology, Inc., Sr. Notes
9.00%, 08/15/12 144A (cost $75,656; purchased 08/04/04)(g)	B2		75	84,188
Worldspan L.P./WS Financial Corp., Sr. Notes
9.625%, 06/15/11	B2		50	50,000

				643,461

CABLE TELEVISION — 0.2%
Cablevision Systems Corp., Sr. Notes
8.00%, 04/15/12 144A (cost $79,010; purchased 09/14/04 - 09/15/04)(g)	B3		75	80,438
Charter Communications Holdings LLC, Sr. Notes
8.75%, 11/15/13	B3		125	129,687
Charter Communications Operating LLC, Sr. Notes
8.00%, 04/30/12 144A (cost $99,385; purchased 04/20/04 - 05/06/04)(g)	B2		100	104,500
CSC Holdings, Inc., Debs., Series B
8.125%, 08/15/09	B1		25	27,469
CSC Holdings, Inc., Sr. Notes
7.875%, 12/15/07	B1		25	26,938
8.125%, 07/15/09	B1		25	27,469
Echostar DBS Corp., Gtd. Notes
6.625%, 10/01/14 144A (cost $124,057; purchased 09/20/04 - 09/21/04)(g)	Ba3		125	127,188
General Cable Corp., Sr. Notes
9.50%, 11/15/10	B2		25	28,375
Mediacom Broadband LLC, Gtd. Notes
11.00%, 07/15/13	B2		50	54,000
Rogers Cable, Inc., Sec’d. Notes (Canada)
5.50%, 03/15/14(l)	Ba2		165	156,337
Rogers Cablesystems of America, Inc., Sr. Notes, Series B (Canada)
10.00%, 03/15/05(l)	Ba2		125	127,343

				889,744

CHEMICALS — 0.3%
Arco Chemical Co., Debentures
9.80%, 02/01/20	B1		25	28,625
Compass Minerals International, Inc., Sr. Disc. Notes, Zero Coupon (until 6/1/08)
12.00%, 06/01/13 (cost $84,402; purchased 05/19/03 - 07/24/03)(g)	B-	(d)	125	101,875
Dow Chemical Corp., Notes
6.125%, 02/01/11	A3		115	126,122
Huntsman International LLC, Gtd. Notes
9.875%, 03/01/09	B3		100	110,250
Huntsman LLC, Gtd. Notes
11.625%, 10/15/10	B2		100	118,750
IMC Global, Inc., Sr. Notes
10.875%, 08/01/13	B1		25	31,375
Koppers Industry, Inc., Gtd. Notes
9.875%, 10/15/13	B2		50	57,250
Lyondell Chemical Co., Gtd. Notes
9.50%, 12/15/08	B1		50	54,500
MacDermid, Inc., Gtd. Notes
9.125%, 07/15/11	Ba3		125	139,374
Omnova Solutions, Inc., Sec’d. Notes
11.25%, 06/01/10	B2		50	56,500
Resolution Performance LLC, Sr. Notes
9.50%, 04/15/10	B3		75	81,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Rhodia SA, Sr. Notes (France)
7.625%, 06/01/10(l)	B3	$25	$25,188
10.25%, 06/01/10(l)(a)	B3	100	113,000
Rockwood Specialties, Inc., Sr. Sub. Notes
10.625%, 05/15/11	B3	75	86,625

			1,130,997

CLOTHING & APPAREL
Dyersburg Corp., Gtd. Notes, Series B
9.75%, 09/01/07 (cost $184,978; purchased 02/04/98)(g)(i)	NR	175	0

COMPUTER HARDWARE
International Business Machines Corp., Notes
4.25%, 09/15/09	A1	200	202,580

COMPUTER SERVICES & SOFTWARE
Sungard Data Systems, Inc., Notes
3.75%, 01/15/09	Baa2	115	111,794

CONGLOMERATES
Hutchison Whampoa International Ltd., Gtd. Notes
5.45%, 11/24/10 144A (cost $129,708; purchased 11/19/03)(g)	A3	130	134,841

CONSTRUCTION
Centex Corp., Sr. Notes
4.55%, 11/01/10	Baa2	150	149,435

CONSUMER PRODUCTS & SERVICES — 0.3%
American Achievement Corp., Sr. Sub. Notes
8.25%, 04/01/12	B3	50	52,125
Bunge Ltd. Finance Corp., Co. Gtd. Notes
4.375%, 12/15/08	Baa3	205	206,759
Chattem, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2	50	51,750
Coinmach Corp., Sr. Notes
9.00%, 02/01/10	B2	54	56,700
FTD, Inc., Gtd. Notes
7.75%, 02/15/14	B3	50	51,750
Invista Co., Notes
9.25%, 05/01/12 144A (cost $128,562; purchased 04/23/04 - 10/27/04)(g)	B1	125	140,000
Jostens Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 12/01/08)
10.25%, 12/01/13	Caa2	175	125,125
Jostens IH Corp., Sr. Sub. Notes
7.625%, 10/01/12 144A (cost $50,000; purchased 09/23/04)(g)	B3	50	52,250
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3	25	27,875
Riddell Bell Holdings, Sr. Sub. Notes
8.375%, 10/01/12 144A (cost $25,000; purchased 09/23/04)(g)	B3	25	26,000
UST, Inc., Notes
6.625%, 07/15/12	A3	260	290,753

			1,081,087

CONTAINERS & PACKAGING — 0.3%
AEP Industries, Inc., Sr. Sub. Notes
9.875%, 11/15/07	B3	25	25,563
BWAY Corp., Sr. Sub. Notes
10.00%, 10/15/10	B3	50	52,250
Constar International, Inc., Sr. Sub. Notes
11.00%, 12/01/12(a)	Caa1	25	26,063
Crown European Holdings SA, Sec’d. Notes
10.875%, 03/01/13	B2	175	207,812
Graham Packaging Co., Sr. Notes
8.50%, 10/15/12 144A (cost $101,406; purchased 09/29/04)(a)(g)	Caa1	100	105,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Graham Packaging Co., Sub. Notes
9.875%, 10/15/14 144A (cost $102,188; purchased 09/29/04 - 10/14/04)(a)(g)	Caa2	$100	$107,250
Graham Packaging International, Sr. Sub. Notes
9.50%, 08/15/13	B3	25	28,563
Greif, Inc., Gtd. Notes
8.875%, 08/01/12	B2	50	55,875
Owens-Brockway Glass Containers Corp., Gtd. Notes
8.875%, 02/15/09	B1	150	163,687
7.75%, 05/15/11	B1	25	27,188
8.25%, 05/15/13	B2	50	55,250
Owens-Brockway Glass Containers Corp., Sec’d. Notes
8.75%, 11/15/12	B2	25	28,313
Owens-Illinois, Inc., Sr. Notes
7.35%, 05/15/08	B3	25	26,375
Plastipak Holdings, Inc., Gtd. Notes
10.75%, 09/01/11	B3	50	56,500
Pliant Corp., Sec’d. Notes, Zero Coupon (until 12/15/06)
11.125%, 06/15/09	B3	25	23,219
Sealed Air Corp., Sr. Notes
5.375%, 04/15/08 144A (cost $146,615; purchased 04/09/03 - 06/26/03)(g)	Baa3	145	150,768
Silgan Holdings, Inc., Sr. Sub. Notes
6.75%, 11/15/13	B1	25	26,125
Smurfit Capital Funding PLC, Notes (Ireland)
6.75%, 11/20/05(l)	Ba3	50	51,250
Smurfit-Stone Container Corp., Sr. Notes
8.375%, 07/01/12	B2	75	82,125
Stone Container Finance, Co. Gtd. (Canada)
7.375%, 07/15/14(l)	B2	75	80,250
Tekni-Plex, Inc., Sec’d. Notes
8.75%, 11/15/13 144A (cost $50,438; purchased 11/12/03 - 11/13/03)(g)	B2	50	50,000

			1,429,926

DIVERSIFIED MANUFACTURING OPERATIONS
Borden US Finance Nova Scotia, Sec’d. Notes
9.00%, 07/15/14 144A (cost $50,250; purchased 08/04/04)(g)	B3	50	55,750
ELECTRONIC COMPONENTS & EQUIPMENT — 0.2%
Freescale Semiconductor Inc., Sr. Notes
6.875%, 07/15/11	Ba2	100	107,750
7.125%, 07/15/14	Ba2	100	109,000
New ASAT Finance Ltd., Sr. Notes
9.25%, 02/01/11 144A (cost $25,000; purchased 01/16/04)(g)	B3	25	22,813
Sanmina — SCI Corp., Gtd. Notes
10.375%, 01/15/10	Ba2	100	115,250
Solectron Corp., Sr. Notes
9.625%, 02/15/09	B1	125	138,124
Stats Chippac, Inc. Sr. Notes
6.75%, 11/15/11 144A (cost $25,000; purchased 11/05/04)(g)	Ba2	25	24,875
Stratus Technologies, Inc., Notes
10.375%, 12/01/08	B3	125	113,438
Superior Essex Communications LLC, Sr. Notes
9.00%, 04/15/12	B3	100	103,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
TNP Enterprises, Inc., Sr. Sub. Notes
10.25%, 04/01/10	Ba3	$50	$53,625
UGS Corp., Sr. Sub. Notes
10.00%, 06/01/12 144A (cost $104,201; purchased 07/05/95 - 11/22/03)(g)	B3	100	114,250

			902,625

ENTERTAINMENT & LEISURE — 0.5%
American Casino & Entertainment Properties LLC Finance Corp. Sec’d Notes
7.85%, 02/01/12	B2	75	80,063
Ameristar Casinos, Inc., Gtd. Notes
10.75%, 02/15/09	B2	50	56,000
AMF Bowling Worldwide, Inc., Sr. Sub. Notes
10.00%, 03/01/10	B3	75	80,438
AOL Time Warner, Inc., Gtd. Bonds
7.625%, 04/15/31	Baa1	160	194,169
Argosy Gaming Co., Sr. Sub. Notes
9.00%, 09/01/11	B2	25	28,000
7.00%, 01/15/14	B1	50	55,500
Belo Corp.
8.00%, 11/01/08	NR	90	101,788
Boyd Gaming Corp., Sr. Sub. Notes
6.75%, 04/15/14	B1	325	342,062
Cinemark USA, Inc., Sr. Sub. Notes
9.00%, 02/01/13	B3	25	28,656
Cinemark, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/09)
9.75%, 03/15/14	Caa1	100	76,000
Gtech Holdings Corp., Notes
4.50%, 12/01/09 144A (cost $119,793; purchased 11/16/04)(g)	Baa1	120	120,123
K2 Corp., Sr. Notes
7.375%, 07/01/14 144A (cost $76,050; purchased 06/24/04 - 06/25/04)(g)	Ba3	75	82,500
LCE Acquisition Corp., Gtd. Notes
9.00%, 08/01/14 144A (cost $49,880; purchased 07/22/04 - 07/23/04)(g)	B3	50	54,375
MGM Mirage, Inc., Sr. Notes
6.75%, 09/01/12	Ba1	125	132,187
MGM Mirage, Inc., Unsec’d. Notes
6.75%, 02/01/08	Ba1	25	26,406
Penn National Gaming, Inc., Gtd. Notes, Series B
11.125%, 03/01/08	B3	75	80,438
Premier Entertainment Biloxi LLC, First Mortgage
10.75%, 02/01/12	B3	50	54,875
Resorts International Hotel & Casino, Inc., Gtd. Notes
11.50%, 03/15/09	B2	25	29,500
Six Flags, Inc., Notes
8.875%, 02/01/10	B3	50	50,875
Speedway Motorsports, Inc., Sr. Sub. Notes
6.75%, 06/01/13	Ba2	50	52,875
Station Casinos, Inc., Sr. Notes
6.00%, 04/01/12	Ba3	100	102,375
Town Sports International, Inc., Gtd. Notes
9.625%, 04/15/11	B2	25	26,438
Turning Stone Casino Resort Enterprises, Sr. Notes
9.125%, 12/15/10 144A (cost $25,000; purchased 12/10/02)(g)	B1	25	27,188

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Venetian Casino Resort LLC, Gtd. Notes
11.00%, 06/15/10	B3	$175	$200,593
Warner Music Group, Sr. Sub. Notes
7.375%, 04/15/14 144A (cost $77,189; purchased 04/01/04)(g)	B3	75	77,250

			2,160,674

ENVIRONMENTAL SERVICES — 0.1%
Allied Waste North America Co., Gtd. Notes, Series B
8.875%, 04/01/08	Ba3	75	80,625
Allied Waste North America, Inc., Sr. Notes
7.875%, 04/15/13	Ba3	125	128,750
Casella Waste Systems, Inc., Sr. Sub.
9.75%, 02/01/13	B3	100	111,000
Synagro Technologies, Inc., Sr. Sub. Notes
9.50%, 04/01/09	B3	125	136,875

			457,250

FARMING & AGRICULTURE
AGCO Corp., Gtd. Notes
9.50%, 05/01/08	Ba3	50	53,500

FINANCIAL — BANK & TRUST — 0.4%
ABN AMRO Bank NV, Sub. Notes
7.125%, 06/18/07	A1	145	156,996
Bank of America Corp., Sr. Notes
4.875%, 09/15/12	Aa2	225	230,150
Bank of Nova Scotia, Sub. Debs. (Canada)
6.25%, 09/15/08(l)	A1	50	53,679
BB&T Corp., Sub. Notes
6.50%, 08/01/11	A2	70	78,185
BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes (Luxembourg)
9.625%, 06/15/14 144A (cost $184,031; purchased 06/03/04 - 09/24/04)(g)(l)	B2	175	198,188
Citigroup, Inc., Sub. Notes
5.00%, 09/15/14 144A	Aa2	390	392,627
International Nederland Bank NV, Sub. Notes (Netherlands)
5.125%, 05/01/15 144A (cost $252,157; purchased 02/04/04)(g)(l)	Aa3	250	251,111
Northern Trust Co., Sub. Notes
4.60%, 02/01/13	A1	115	113,346
US Bank NA, Notes
2.87%, 02/01/07	Aa2	175	173,572
Wachovia Corp., Sub. Notes
6.40%, 04/01/08	A1	80	86,818
Webster Bank, Sr. Notes
5.125%, 04/15/14	Baa3	180	179,198

			1,913,870

FINANCIAL SERVICES — 1.4%
Alamosa Delaware, Inc., Gtd. Notes
11.00%, 07/31/10	Caa1	74	87,505
Alamosa Delaware, Inc., Sr. Notes
8.50%, 01/31/12	Caa1	25	27,438
Arch Western Finance, Sr. Notes
6.75%, 07/01/13	BA3	50	51,875
Bank One Corp., Sub. Notes
5.25%, 01/30/13	A1	270	277,738
Capital One Bank, Sub. Notes
6.50%, 06/13/13	Baa3	125	136,810
CIT Group, Inc., Sr. Notes
2.875%, 09/29/06	A2	90	89,100
7.75%, 04/02/12	A2	175	207,443
Couche-Tard Corp., Sr. Sub. Notes
7.50%, 12/15/13	Ba3	50	53,875
Countrywide Home Loan, Inc., Notes
4.125%, 09/15/09	A3	200	199,314
Dollar Financial Group, Gtd. Notes
9.75%, 11/15/11	B3	75	81,750

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Duke Capital Corp., Notes
4.302%, 05/18/06	Baa3	$100	$101,241
Ford Motor Credit Co., Notes
3.24%, 02/16/05	A3	105	104,928
5.625%, 10/01/08(a)	A3	450	460,359
Franklin Resources, Inc., Notes
3.70%, 04/15/08	A2	55	54,912
General Electric Capital Corp., Notes
6.125%, 02/22/11	Aaa	280	307,102
6.00%, 06/15/12	Aaa	185	201,962
General Motors Acceptance Corp., Notes
7.25%, 03/02/11	A3	230	241,099
Global Cash, Sr. Sub. Notes
8.75%, 03/15/12	Caa1	100	108,250
Goldman Sachs Group, Inc., Sub. Notes
6.345%, 02/15/34	A1	380	397,034
HBOS PLC, Sub. Notes (United Kingdom)
6.00%, 11/01/33 144A(l) (cost $168,002; purchased 10/22/03)(g)	Aa3	170	177,680
Household Finance Corp., Notes
6.375%, 11/27/12	A1	125	138,327
International Lease Finance Corp., Notes
6.375%, 03/15/09	A1	185	200,540
John Deere Capital Corp., Notes
7.00%, 03/15/12	A3	190	219,379
John Hancock Global Funding II, Notes
5.625%, 06/27/06 144A (cost $239,430; purchased 06/20/01)(g)	Aa3	240	247,440
MBNA America Bank NA, Notes
4.625%, 08/03/09	Baa1	190	193,652
MBNA America Bank NA, Sub. Notes
7.125%, 11/15/12	Baa2	80	91,140
Morgan Stanley, Notes
3.625%, 04/01/08	Aa3	300	298,584
Orion Power Holdings, Inc., Sr. Notes
12.00%, 05/01/10	B2	75	95,625
Pemex Project Funding Master Trust, Gtd. Notes
7.375%, 12/15/14	Baa1	125	139,250
Refco Finance Holdings LLC, Gtd. Notes
9.00%, 08/01/12 144A (cost $53,107; purchased 09/15/04 - 09/21/04)(g)	B3	50	55,000
Verizon Global Funding Corp., Notes
7.75%, 12/01/30	A2	165	205,792
Wells Fargo & Co., Notes
2.59%, 03/23/07(c)	Aa1	225	225,243
Williams Scotsman, Inc., Gtd. Notes
9.875%, 06/01/07	B3	25	25,125

			5,502,512

FOOD — 0.2%
Agrilink Foods, Inc., Gtd. Notes
11.875%, 11/01/08 (cost $25,908; purchased 09/11/02 - 02/10/04)(g)	B3	25	26,156
B&G Foods Holding Corp., Sr. Notes
8.00%, 10/01/11	B2	125	133,750
Dole Foods Co., Sr. Notes
8.875%, 03/15/11	B2	100	109,250
Kraft Foods, Inc., Notes
5.625%, 11/01/11	A3	195	206,786
McCormick & Co., Inc., Notes
6.40%, 02/01/06	A2	260	269,739
Pinnacle Foods Holding Corp., Sr. Sub. Notes
8.25%, 12/01/13 144A (cost $52,450; purchased 02/05/04 - 04/01/04)(a)(g)	B3	50	47,875
8.25%, 12/01/13 144A (cost $26,547; purchased 03/31/04)(a)(g)	B3	25	23,938

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Wornick Co., Sec’d Notes
10.875%, 07/15/11	B2	$50	$54,500

			871,994

FURNITURE
Interface, Inc., Sr. Notes
10.375%, 02/01/10	Caa1	75	86,625
Sealy Mattress Co., Sr. Sub., Notes
8.25%, 06/15/14	Caa1	50	53,250

			139,875

HEALTHCARE SERVICES — 0.2%
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	B3	50	53,375
AmerisourceBergen Corp., Sr. Notes
8.125%, 09/01/08	Ba3	75	83,813
Concentra Operating Corp., Gtd. Notes
9.50%, 08/15/10	B3	25	28,375
Concentra Operating Corp., Sr. Sub. Notes
9.125%, 06/01/12 144A (cost $74,984; purchased 05/25/04)(g)	B3	75	85,125
Genesis Healthcare Corp., Notes
8.00%, 10/15/13	B3	75	81,750
Highmark, Inc., Notes
6.80%, 08/15/13 144A (cost $150,532; purchased 08/14/03 - 10/12/04)(g)	Baa3	145	158,416
InSight Health Services Corp., Gtd. Notes
9.875%, 11/01/11	B3	50	50,750
Inverness Medical Innovations, Inc., Sr. Sub. Notes
8.75%, 02/15/12 144A (cost $25,000; purchased 02/05/04)(g)	Caa1	25	26,250
Quintiles Transnational Corp., Notes
10.00%, 10/01/13	B3	50	56,250
Tenet Healthcare Corp., Notes
7.375%, 02/01/13(a)	B1	50	48,750
Tenet Healthcare Corp., Sr. Notes
9.875%, 07/01/14 144A (cost $25,973; purchased 07/13/04)(g)	B3	25	27,375
Triad Hospitals, Inc., Sr. Sub. Notes
7.00%, 11/15/13	B3	100	102,750
Vanguard Health Holdings I, Sr. Disc. Notes, Zero Coupon (until 10/01/09)
11.25%, 10/01/15 144A (cost $29,257; purchased 09/17/04)(g)	Caa2	50	33,000
Vanguard Health Holdings II, Sr. Sub. Notes
9.00%, 10/01/14 144A (cost $50,000; purchased 09/17/04)(g)	Caa1	50	53,750
Vicar Operating, Inc., Gtd. Notes
9.875%, 12/01/09	B3	75	82,500

			972,229

HOTELS & MOTELS — 0.1%
Hammons, (John Q.) Hotels L.P., First Mortgage
8.875%, 05/15/12	B2	100	113,500
Harrahs Operating Co., Inc., Gtd. Notes
5.50%, 07/01/10	Baa3	100	103,635
Hilton Hotels Corp., Notes
7.625%, 12/01/12	Ba1	25	29,280
Host Marriott L.P., Gtd. Notes
9.50%, 01/15/07	Ba3	50	55,000
La Quinta Properties, Sr. Notes
8.875%, 03/15/11	Ba3	125	140,000

			441,415

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
INDUSTRIAL PRODUCTS — 0.1%
Brand Services, Inc., Gtd. Notes
12.00%, 10/15/12	B3	$75	$84,375
Collins & Aikman Corp., Gtd. Notes
9.75%, 02/15/10	Caa1	75	81,000
Euramax International PLC, Sr. Sub. Notes
8.50%, 08/15/11	B2	25	26,813
Massey Energy Co., Sr. Notes
6.625%, 11/15/10	Ba3	75	78,750
Mobile Mini, Inc., Sr. Notes
9.50%, 07/01/13	B2	75	87,750
National Waterworks, Inc., Gtd. Notes
10.50%, 12/01/12	B3	100	113,000
Shaw Group, Inc., Unsec’d. Sr. Notes
10.75%, 03/15/10	Ba2	50	55,375

			527,063

INSURANCE — 0.5%
Ace INA Holdings, Inc., Notes
5.875%, 06/15/14	A3	155	159,079
AIG SunAmerica Global Financing XII,
5.30%, 05/30/07 144A (cost $274,840; purchased 05/15/02)(g)	Aaa	275	285,871
Allstate Financial Global Funding LLC,
5.25%, 02/01/07 144A (cost $179,699; purchased 01/24/02 - 02/10/04)(g)	Aa2	180	186,155
Fund American Cos., Inc., Notes
5.875%, 05/15/13	Baa2	195	198,788
Genworth Financial, Inc., Notes
5.75%, 06/15/14	A2	185	196,069
Metlife, Inc., Sr. Notes
6.125%, 12/01/11	A2	200	217,663
Nationwide Financial Services, Inc., Sr. Notes
5.90%, 07/01/12	A3	205	216,800
Nationwide Mutual Insurance Co., Bonds
6.60%, 04/15/34 144A (cost $104,770; purchased 03/31/04)(g)	A2	105	105,461
NLV Financial Corp., Sr. Notes
7.50%, 08/15/33 144A (cost $121,251; purchased 08/20/03 - 12/03/03)(g)	Baa3	120	128,964
Principal Life Global Funding I, Notes
5.125%, 10/15/13 144A (cost $183,954; purchased 06/22/04)(g)	Aa3	185	187,875
Security Benefit Life Insurance Co., Notes
7.45%, 10/01/33 144A (cost $79,821; purchased 09/26/03)(g)	Baa1	80	83,917
XL Capital Ltd., Gtd. Notes
6.50%, 01/15/12	A2	170	186,335

			2,152,977

MACHINERY & EQUIPMENT — 0.1%
Case New Holland, Inc., Sr. Notes
9.25%, 08/01/11 144A (cost $49.399; purchased 07/29/03)(g)	Ba3	50	55,875
Cummins, Inc., Sr. Notes
9.50%, 12/01/10	Ba2	25	28,500
Dresser-Rand Group, Inc., Sr. Sub. Notes
7.375%, 11/01/14 144A (cost $25,000; purchased 10/15/04)(g)	B3	25	25,625
JLG Industries, Inc., Sr. Sub. Notes
8.375%, 06/15/12(a)	B3	100	107,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Maax Corp., Sr. Sub. Notes (Canada)
9.75%, 06/15/12 144A (cost $76,188; purchased 05/27/04)(g)(l)	B3	$75	$79,688
Manitowoc Co., Inc., Sr. Notes
7.125%, 11/01/13	B1	50	54,375
Trimas Corp., Gtd. Notes
9.875%, 06/15/12	B3	100	106,500

			458,063

MEDICAL SUPPLIES & EQUIPMENT — 0.2%
Fisher Scientific International, Inc., Sr. Sub. Notes
8.125%, 05/01/12	B2	65	72,475
Fresenius Medical Capital Trust II, Gtd. Notes
7.875%, 02/01/08	Ba2	250	271,874
Hospira, Inc., Notes
4.95%, 06/15/09	Baa3	190	194,285
Medquest, Inc., Gtd. Notes
11.875%, 08/15/12	B3	25	29,500
VWR International, Inc., Sr. Notes (Germany)
6.875%, 04/15/12 144A (cost $25,000; purchased 04/07/04)(g)(l)	B2	25	26,250
VWR International, Inc., Sr. Sub. Notes (Germany)
8.00%, 04/15/14 144A (cost $180,579; purchased 04/29/04 - 05/19/04)(g)(l)	B3	175	187,688

			782,072

METALS & MINING — 0.3%
Alcan, Inc., Bonds (Canada)
6.125%, 12/15/33(l)	Baa1	175	185,862
Algoma Steel, Inc., Sec’d. Notes
11.00%, 12/31/09	NR	25	27,938
Allegheny Technologies, Inc., Notes
8.375%, 12/15/11	B2	75	83,625
Alpha Natural Resources, Sr. Notes
10.00%, 06/01/12 144A (cost $75,000; purchased 05/13/04)(g)	B3	75	85,875
Autocam Corp., Sr. Sub. Notes
10.875%, 06/15/14	B3	50	49,750
California Steel Industries, Inc., Sr. Notes
6.125%, 03/15/14	Ba3	25	24,938
Century Aluminum Co., Sr. Notes
7.50%, 08/15/14 144A (cost $75,625; purchased 08/10/04 - 08/12/04)(g)	B1	75	80,250
Compass Minerals Group, Inc., Gtd. Notes
10.00%, 08/15/11	B3	25	28,250
Foundation PA Coal Co., Sr. Notes
7.25%, 08/01/14 144A (cost $75,969; purchased 07/21/04)(g)	B1	75	80,250
Freeport-McMoRan Resource Partners, Inc. L.P., Sr. Notes
7.00%, 02/15/08	Caa1	175	183,750
Gerdau Ameristeel Corp., Sr. Notes (Canada)
10.375%, 07/15/11(l)	B2	125	147,188
Hawk Corp., Sr. Notes
8.75%, 11/01/14 144A (cost $50,563; purchased 10/25/04)(g)	B2	50	51,500
Ipsco, Inc., Sr. Notes (Canada)
8.75%, 06/01/13(l)	Ba3	25	28,750
Ispat Inland ULC, Sec’d. Notes
9.75%, 04/01/14	B3	33	40,920

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Jorgensen, (Earle, M.) Co., Sec’d. Notes
9.75%, 06/01/12	B2		$175	$197,749
Neenah Corp., Sec’d. Notes
11.00%, 09/30/10 144A (cost $27,024; purchased 10/15/03)(g)	B2		25	27,750
Russel Metals, Inc., Sr. Notes (Canada)
6.375%, 03/01/14(l)	Ba3		75	76,500
Valmont Industries Inc., Sr. Sub. Notes
6.875%, 05/01/14	B+	(d)	50	52,250

				1,453,095

MISCELLANEOUS
Reddy Ice Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/12)
10.50%, 11/01/12 144A (cost $33,789; purchased 10/19/04)(g)	Caa1		50	34,750

OIL & GAS — 0.9%
Amerada Hess Corp., Bonds
7.875%, 10/01/29	Ba1		135	160,208
ANR Pipeline, Inc., Notes
8.875%, 03/15/10	B1		25	28,125
Baker Hughes, Inc., Sr. Notes
6.875%, 01/15/29	A2		200	234,187
Buckeye Partners L.P., Notes
6.75%, 08/15/33	Baa2		75	83,027
Buckeye Partners L.P., Notes
5.30%, 10/15/14	Baa2		55	55,812
Chesapeake Energy, 7.00%, 08/15/14 Sr. Notes
7.00%, 08/15/14	Ba3		25	26,750
ConocoPhillips, Gtd. Bonds
5.90%, 10/15/32	A3		245	257,227
Denbury Resources, Inc., Gtd. Notes
7.50%, 04/01/13	B2		75	81,375
Devon Financing Corp. LLC, Gtd. Notes
7.875%, 09/30/31	Baa2		145	183,145
Diamond Offshore Drilling, Inc., Sr. Notes
5.15%, 09/01/14 144A (cost $125,437; purchased 09/09/04-11/15/04)(g)	Baa2		125	126,652
Duke Capital LLC, Sr. Notes
6.25%, 02/15/13	Baa3		175	189,439
Dynegy-Roseton Danskamme Corp., Gtd. Notes
7.27%, 11/08/10	Caa2		50	50,625
Encana Holdings Financial Corp., Gtd. Notes (Canada)
5.80%, 05/01/14(l)	Baa1		200	213,603
Encore Acquisition Co., Gtd. Notes
8.375%, 06/15/12	B2		50	55,875
Ferrellgas Partners L.P., Sr. Notes
8.75%, 06/15/12	B2		100	109,500
Forest Oil Corp., Sr. Notes
8.00%, 12/15/11	Ba3		25	28,688
Halliburton Co., Notes
2.86%, 01/26/05 144A (cost $190,000; purchased 05/07/04)(c)(g)	Baa2		190	190,182
Hanover Compressor Co., Sr. Notes
9.00%, 06/01/14	B3		25	27,938
Hanover Equipment Trust, Sec’d. Notes
8.50%, 09/01/08	B2		25	27,000
Hilcorp Energy I L.P., Sr. Notes
10.50%, 09/01/10 144A (cost $75,000; purchased 08/05/03)(g)	B3		75	85,125
Kaneb Pipeline Operating Partnership L.P., Sr. Notes
7.75%, 02/15/12	Ba1		90	104,232
Kinder Morgan, Inc., Sr. Notes
6.50%, 09/01/12	Baa2		180	198,153

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%, 03/15/12	B2	$33	$37,620
Panhandle Eastern Pipe Line Co., Sr. Notes
4.80%, 08/15/08	Baa3	70	71,551
Pemex Project Funding Master Trust, Notes
3.79%, 03/15/05 144A (cost $188,739; purchased 06/08/04)(g)	Baa1	190	195,415
Petroleum Geo-Services ASA, Notes (Norway)
10.00%, 11/05/10(l)	B1	75	85,875
Pioneer Natural Resource Co., Sr. Notes
5.875%, 07/15/16	Baa3	95	99,456
Plains All American Pipeline L.P., Gtd
7.75%, 10/15/12	Ba1	70	82,005
Pride International, Inc., Sr. Notes
7.375%, 07/15/14	Ba2	50	54,875
Range Resources Corp., Sr. Sub. Notes
7.375%, 07/15/13	B3	50	53,875
Swift Energy Co., Sr. Notes
7.625%, 07/15/11	B1	50	54,250
Transocean, Inc., Notes
7.50%, 04/15/31	Baa2	110	135,828
Williams Cos., Inc., Debs
7.50%, 01/15/31	B3	250	260,000
XTO Energy, Inc., Sr. Notes
6.25%, 04/15/13	Baa3	130	142,504

			3,790,122

PAPER & FOREST PRODUCTS — 0.2%
Boise Cascade LLC, Sr. Sub. Notes
7.125%, 10/15/14 144A (cost $101,344; purchased 10/15/04)(g)	B2	100	106,250
Celulosa Arauco Y Constitucion SA, Notes (Chile)
5.125%, 07/09/13(l)	Baa2	160	158,781
Graphic Packaging International Corp., Sr. Notes
8.50%, 08/15/11	B2	25	27,438
JSG Funding PLC, Sr. Notes (Ireland)
9.625%, 10/01/12(l)	B2	150	168,000
Longview Fibre Co., Sr. Sub. Notes
10.00%, 01/15/09	B2	100	109,750
MDP Acquisitions PLC, Sub. Notes (Ireland)
15.50%, 10/01/13 [PIK] (cost $28,704; purchased 10/04/04)(g)	B3	25	29,375
Weyerhaeuser Co., Debs
7.375%, 03/15/32	Baa2	40	47,586
Weyerhaeuser Co., Notes
6.75%, 03/15/12	Baa2	90	101,561

			748,741

PHARMACEUTICALS — 0.2%
Abbott Laboratories, Notes
5.625%, 07/01/06	A1	360	372,327
Amgen, Inc., Sr. Notes
4.00%, 11/18/09 144A (cost $124,759; purchased 01/15/04-03/31/04)(g)	A2	125	124,749
Biovail Corp., Sr. Sub. Notes (Canada)
7.875%, 04/01/10(l)	B2	50	52,000
GlaxoSmithKline Capital, Inc., Gtd. Notes
5.375%, 04/15/34	Aa2	125	124,623
Wyeth, Bonds
6.50%, 02/01/34	Baa1	115	123,107

			796,806

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
PRINTING & PUBLISHING — 0.3%
Canwest Media, Inc. Sr. Sub. Notes (Canada)
8.00%, 09/15/12 144A (cost $130,006; purchased 11/18/04)(g)	B2		$137	$148,152
Canwest Media, Inc., Sr. Sub. Notes
10.625%, 05/15/11	B2		100	112,750
CBD Media, Inc., Gtd. Notes
8.625%, 06/01/11	B3		50	53,125
Dex Media East LLC, Gtd. Notes
9.875%, 11/15/09	B2		25	28,594
12.125%, 11/15/12	B3		98	119,928
Dex Media West Finance, Sr. Sub. Notes
9.875%, 08/15/13	Caa1		73	84,498
Dex Media West LLC, Sr. Notes
8.50%, 08/15/10	B3		25	27,938
Dex Media, Inc., Notes
8.00%, 11/15/13	B3		50	54,375
Houghton Mifflin Co., Sr. Disc. Notes, Zero Coupon (until 10/15/08)
11.50%, 10/15/13	Caa1		100	74,000
Houghton Mifflin Co., Sr. Sub. Notes
9.875%, 02/01/13	B3		75	82,500
Liberty Group Operating, Inc., Gtd. Notes
9.375%, 02/01/08	Caa1		50	51,000
Primedia, Inc.
8.00%, 05/15/23	B	(d)	25	25,844
Primedia, Inc., Sr. Notes
8.875%, 05/15/11	B3		50	53,125
Quebecor Media, Inc., Sr. Notes (Canada)
11.125%, 07/15/11(l)	B2		150	172,124
Reader’s Digest Assoc., Sr. Notes
6.50%, 03/01/11	Ba3		50	52,500
Sun Media Corp., Gtd. Notes (Canada)
7.625%, 02/15/13(l)	Ba3		50	54,813
Vertis, Inc., Sec’d. Notes
9.75%, 04/01/09	B2		25	27,250

				1,222,516

RAILROADS
Canadian National Railways Co., Bonds
6.25%, 08/01/34	Baa1		195	211,741

REAL ESTATE — 0.5%
BF Saul, Sec’d. Notes
7.50%, 03/01/14	B3		25	25,875
Developers Diversified Realty Corp., Notes
3.875%, 01/30/09	Baa3		145	142,425
EOP Operating LP, Notes
4.65%, 10/01/10	Baa2		145	145,845
Geo Group, Inc. (The), Sr. Notes
8.25%, 07/15/13	B1		25	26,875
Lennar Corp., Notes
5.50%, 09/01/14 144A (cost $145,353; purchased 08/05/04-10/07/04)(g)	Baa3		145	147,246
LNR Property Corp., Sr. Sub. Notes
7.625%, 07/15/13	Ba3		75	85,500
NVR, Inc., Sr. Notes
5.00%, 06/15/10	Baa3		150	150,750
Omega Healthcare Investors, Inc., Sr. Notes
7.00%, 04/01/14 [REIT]	B1		50	51,625
Pulte Homes, Inc., Gtd. Notes
7.875%, 08/01/11	Baa3		150	174,240
Reckson Operating Partnership L.P., Notes
5.15%, 01/15/11	Ba1		180	181,789
Rouse Co., Notes
8.43%, 04/27/05	Baa3		350	354,852
Simon Property Group L.P., Notes
3.75%, 01/30/09	Baa2		190	187,163
Universal City Development, Notes
11.75%, 04/01/10	B2		150	177,938

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
WCI Communities, Inc., Gtd. Notes
9.125%, 05/01/12	Ba3	$50	$55,750
Williams Scotsman, Inc., Sec’d. Notes
10.00%, 08/15/08	B2	50	55,750

			1,963,623

RESTAURANTS — 0.1%
El Pollo Loco Inc., Sec’d. Notes
9.25%, 12/15/09	B2	50	52,875
EPL Intermediate, Inc., Sr. Disc. Notes, Zero Coupon (until 3/15/09)
12.50%, 03/15/10	Caa1	50	33,000
Perkins Family Restaurants L.P., Sr. Notes
10.125%, 12/15/07	B1	75	77,063
Yum! Brands, Inc., Sr. Notes
7.70%, 07/01/12	Baa3	185	219,496

			382,434

RETAIL & MERCHANDISING — 0.2%
Adesa Corp., Sr. Sub. Notes
7.625%, 06/15/12	B1	50	53,000
Asbury Automotive Group, Inc., Gtd. Notes
9.00%, 06/15/12	B3	25	26,375
Asbury Automotive Group, Inc., Sr. Sub. Notes
8.00%, 03/15/14	B3	50	49,750
CVS Corp., Notes
4.00%, 09/15/09	A3	105	104,617
Federated Department Stores, Sr. Notes
6.625%, 04/01/11	Baa1	150	167,933
Jean Coutu Group Pjc, Inc., Sr. Notes
7.625%, 08/01/12 144A (cost $78,481; purchased 10/14/04-10/28/04)(g)	B2	75	79,688
Kroger Co., Gtd. Notes
8.05%, 02/01/10	Baa2	180	210,924
May Department Stores Co. Notes
3.95%, 07/15/07	Baa2	55	55,126
Pantry, Inc., Sr. Sub. Notes
7.75%, 02/15/14	B3	50	53,500

			800,913

SEMICONDUCTORS — 0.1%
AMI Semiconductor, Inc., Gtd. Notes
10.75%, 02/01/13	B3	33	38,940
Amkor Technology, Inc., Sr. Notes
9.25%, 02/15/08(a)	B3	50	51,375
Fairchild Semiconductor International Corp., Sr. Sub. Notes
10.50%, 02/01/09	B2	200	212,000

			302,315

TELECOMMUNICATIONS — 1.0%
America Movil SA de CV, Company Gtd. (Mexico)
5.50%, 03/01/14	Baa1	115	113,897
AT&T Broadband Corp., Gtd. Notes
8.375%, 03/15/13	Baa3	205	253,174
AT&T Corp., Sr. Notes
9.05%, 11/15/11	Ba1	125	144,531
Call-Net Enterprises, Inc., Gtd. Notes
10.625%, 12/31/08	Caa3	100	100,500
Centennial Communications Corp., Gtd. Notes
10.125%, 06/15/13	Caa1	50	56,375
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
8.75%, 06/15/30(l)	Baa3	160	211,903
Echostar DBS Corp., Sr. Notes
9.125%, 01/15/09	Ba3	3	3,315
Eircom Funding, Sr. Sub. Notes (Ireland)
8.25%, 08/15/13(l)	B1	100	111,000

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Fairpoint Communications, Inc., Sr. Sub. Notes
12.50%, 05/01/10	Caa1		$125	$135,625
France Telecom SA, Notes (France)
8.50%, 03/01/11(l)	Baa3		155	185,128
Horizon PCS, Inc., Sr. Notes
11.375%, 07/15/12 144A (cost $76,000; purchased 07/08/04)(g)	B3		75	84,375
Inmarsat Finance PLC Co. Gtd. (United Kingdom)
7.625%, 06/30/12	B2		25	26,125
Insight Midwest L.P., Sr. Notes
10.50%, 11/01/10	B2		75	82,500
Ipcs Escrow Co., Sr. Notes
11.50%, 05/01/12 144A (cost $52,063; purchased 07/13/04-08/10/04)(g)	B3		50	57,000
Lucent Technologies, Inc., Notes
5.50%, 11/15/08(a)	Caa1		75	77,438
MCI, Inc., Sr. Notes
6.688%, 05/01/09	B	(d)	125	129,688
7.735%, 05/01/14	B	(d)	75	80,813
Nextel Communications, Inc., Sr. Notes
6.875%, 10/31/13	B2		175	190,749
7.375%, 08/01/15	B2		150	165,750
Nortel Networks Ltd., Notes (Canada)
6.125%, 02/15/06(l)	B3		75	76,688
Primus Telecommunications Group, Inc., Sr. Notes
8.00%, 01/15/14	B3		100	88,500
Qwest Services Corp., Notes
14.00%, 12/15/10 144A (cost $204,257; purchased 06/17/04-06/24/04)(g)	Caa1		175	211,312
Rogers Wireless, Inc., Sec’d. Notes
9.625%, 05/01/11(l)	Ba3		75	88,313
Rogers Wireless, Inc., Sr. Sec’d. Notes (Canada)
6.375%, 03/01/14(l)	Ba3		150	149,250
Sprint Capital Corp., Co. Gtd
6.90%, 05/01/19	Baa3		220	246,687
Telefonos de Mexico SA, Notes (Mexico)
4.50%, 11/19/08(l)	A3		95	95,871
Telex Communications, Inc., Sec’d. Notes
11.50%, 10/15/08	B3		75	82,125
Telus Corp., Notes (Canada)
8.00%, 06/01/11(l)	Baa3		135	160,191
Time Warner Telecom LLC, Sr. Notes
9.75%, 07/15/08(a)	B3		150	152,625
TSI Telecommunication Services, Inc., Gtd. Notes
12.75%, 02/01/09	B3		75	85,875
Ubiquitel Operating Co., Sr. Notes
9.875%, 03/01/11	Caa1		50	56,375
United States Cellular Corp., Notes
6.70%, 12/15/33	Baa1		110	114,333
US Unwired, Inc., Sec’d. Notes
10.00%, 06/15/12	Caa1		75	84,938
Western Wireless Corp., Sr. Notes
9.25%, 07/15/13	Caa1		125	136,563

				4,039,532

TRANSPORTATION — 0.2%
CHC Helicopter Corp., Sr. Sub. Notes
7.375%, 05/01/14	B2		25	26,500
Laidlaw International, Inc., Sr. Notes
10.75%, 06/15/11	B2		150	175,875
Petroleum Helicopters, Inc., Gtd. Notes, Series B
9.375%, 05/01/09	B1		75	82,500
Travelcenters of America, Inc., Gtd. Notes
12.75%, 05/01/09	B3		175	199,063

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Union Pacific Corp., Notes
6.50%, 04/15/12	Baa2	$200	$223,082
Union Tank Car Co., Notes
7.125%, 02/01/07	A2	150	159,648

			866,668

UTILITIES — 1.2%
AES Corp., Sec’d. Notes
9.00%, 05/15/15 144A (cost $102,297; purchased 05/01/03-09/10/03)(g)	B2	100	115,000
AES Corp., Sr. Notes
9.375%, 09/15/10	B3	75	87,563
8.875%, 02/15/11	B3	125	143,438
7.75%, 03/01/14	B3	25	27,250
Alabama Power Co., Sr. Notes
1.94%, 02/25/05	A2	175	175,214
Allegheny Energy Supply Co. LLC, Notes
7.80%, 03/15/11	B3	25	27,375
Appalachian Power Co., Sr. Notes, Series E
4.80%, 06/15/05	Baa2	185	186,585
Black Hills Corp., Notes
6.50%, 05/15/13	Baa3	150	153,980
Canadian Natural Resources Ltd., Notes (Canada)
7.20%, 01/15/32(l)	Baa1	300	355,619
CE Electric UK Funding Co., Sr. Notes (United Kingdom)
6.995%, 12/30/07 144A(l) (cost $165,717; purchased 03/03/04)(g)	Baa3	155	165,911
Centerpoint Energy, Inc., Sr. Notes Series B
5.875%, 06/01/08	Ba2	145	151,843
Chesapeake Energy Corp., Gtd. Notes
9.00%, 08/15/12	Ba3	100	114,750
Cleveland Electric Illuminating Co., Sr.
5.65%, 12/15/13	Baa3	155	161,034
CMS Energy Corp., Sr. Notes
9.875%, 10/15/07	B3	100	112,250
8.50%, 04/15/11	B3	400	456,499
Dominion Resources, Inc., Sr. Notes
5.00%, 03/15/13	Baa1	135	136,056
Edison Mission Energy, Sr. Notes
9.875%, 04/15/11	B2	100	119,000
Exelon Generation Co. LLC, Notes
5.35%, 01/15/14	Baa1	155	159,218
Markwest Energy, Sr. Notes
6.875%, 11/01/14 144A (cost $25,000; purchased 10/19/04)(g)	B1	25	25,500
NRG Energy, Inc., Sec’d. Notes
8.00%, 12/15/13 144A (cost $131,832; purchased 12/17/03-09/14/04)(g)	B2	125	136,875
Pacific Gas & Electric, First Mortgage
6.05%, 03/01/34	Baa2	150	156,335
Pacific Gas & Electric, Notes
2.72%, 04/03/06(c)	Baa2	60	60,054
Pinnacle West Capital Corp., Sr. Notes
6.40%, 04/01/06	Baa2	150	154,423
PPL Capital Funding, Gtd. Notes
4.33%, 03/01/09(c)	Baa3	190	187,965
Progress Energy, Inc., Sr. Notes
6.75%, 03/01/06	Baa2	130	134,933
PSE&G Power LLC
8.625%, 04/15/31	Baa1	100	133,184
Public Service Co. of New Mexico, Sr. Notes
4.40%, 09/15/08	Baa3	155	156,428
Puget Sound Energy, Inc., Notes
2.37%, 07/14/06(c)	Baa2	195	195,164
Sempra Energy Co., Notes
6.00%, 02/01/13	Baa1	180	192,419

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Sierra Pacific Resources, Sr. Notes
8.625%, 03/15/14	B2	$175		$198,625
TXU Energy Co. LLC, Notes
2.838%, 01/17/06(c)	Baa2	45		45,137
Westar Energy Inc., First Mortgage
7.875%, 05/01/07	BA1	110		120,169
Williams Cos., Inc., Notes
8.75%, 03/15/32	B3	25		28,844
WPD Holdings UK, Jr. Unsub. Notes (United Kingdom)
6.875%, 12/15/07 144A(l) (cost $112,014; purchased 11/06/03)(g)	Baa2	110		117,435

				4,892,075

TOTAL CORPORATE OBLIGATIONS (Cost $47,235,068)				49,400,665

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.5%
Federal Home Loan Mortgage Corp.
4.50%, 11/01/18-04/01/19		449		449,467
4.579%, 09/01/32(c)		133		134,610
5.00%, 12/01/08-12/01/33		3,811		3,857,703
5.50%, 12/01/33		185		187,841
6.00%, 05/01/17-01/01/35		2,269		2,349,568
6.625%, 09/15/09		1,000		1,119,480
7.00%, 11/01/30-06/01/32		171		180,528

				8,279,197

Federal National Mortgage Assoc.
4.375%, 09/15/12		450		450,915
4.50%, 05/01/18-11/01/33		2,983		2,976,339
5.00%, 03/01/18-03/01/34		1,721		1,721,337
5.50%, 04/01/18-12/01/34		11,853		12,097,723
6.00%, 05/15/08-11/01/34(a)		3,446		3,590,702
6.50%, 05/01/17-12/01/32		2,142		2,258,611
7.00%, 01/01/31-04/01/32		18		19,094

				23,114,721

Government National Mortgage Assoc.
2.946%, 03/16/19		260		252,782
5.00%, 07/15/33-03/20/34		1,910		1,911,967
5.50%, 01/20/34-05/20/34		1,513		1,545,320
6.00%, 02/15/26-01/01/35		458		473,743
6.50%, 02/15/28-12/20/33		224		236,081
7.00%, 03/15/13-08/15/26		404		431,483
8.00%, 12/15/16-07/15/23		48		51,025
8.50%, 06/15/16-10/15/26		136		149,195
9.50%, 10/15/09-03/15/19		4		4,274
12.00%, 09/15/13		—	(p)	188

				5,056,058

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $36,104,993)				36,449,976

U.S. TREASURY OBLIGATIONS — 6.6%
U.S. Treasury Bonds
7.50%, 11/15/16		750		958,682
8.50%, 02/15/20		115		162,339
6.25%, 08/15/23(a)		170		199,079
7.625%, 02/15/25		300		406,395
6.00%, 02/15/26		1,375		1,575,504
6.25%, 05/15/30(a)		865		1,034,453
5.375%, 02/15/31(a)		1,745		1,887,464
U.S. Treasury Inflationary Bonds
2.25%, 01/15/25 [TIPS]		890		964,144
U.S. Treasury Notes
1.50%, 02/28/05		2,465		2,464,039
1.625%, 04/30/05		220		219,527
6.50%, 08/15/05(a)		1,830		1,875,108
1.875%, 11/30/05		385		382,113
1.50%, 03/31/06		945		929,866
3.25%, 08/15/07(a)		3,450		3,456,199
3.00%, 11/15/07(a)		2,000		1,988,282
3.375%, 11/15/08(a)		1,300		1,296,903
3.375%, 12/15/08(a)		1,965		1,959,398
4.00%, 06/15/09(a)		2,880		2,935,688
5.00%, 08/15/11(a)		2,630		2,800,642
4.25%, 11/15/13(a)		845		850,579

TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,059,742)				28,346,404

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Banc of America Commercial Mortgage, Inc. Series 2004-6 Class A1
3.801%, 12/10/42	AAA	(d)	$105	$105,096
Bank of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648%, 09/11/36	AAA	(d)	350	351,568
Bank of America Mortgage Securities Series 2004-H, Class 2A2
4.814%, 09/25/34	Aaa		204	205,307
Bank of America Mortgage Securities, Series 2003-L, Class 2A2
4.312%, 01/25/34(c)	Aaa		616	616,405
Bank of America Mortgage Securities, Series 2004-A, Class 2A2
4.148%, 02/25/34(c)	AAA	(d)	351	345,343
Bank of America Mortgage Securities, Series 2004-D, Class 2A2
4.23%, 05/25/34(c)	AAA	(d)	126	125,347
Bank of America Mortgage Securities, Series 2004-I, Class 3A2
5.005%, 10/25/34(c)	Aaa		232	231,689
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A1
3.668%, 11/11/41	Aaa		80	80,066
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A2
4.17%, 01/12/41	Aaa		900	906,216
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1
3.787%, 10/15/41	Aaa		75	74,906
Fannie Mae, Series 2002-74, Class PJ
5.00%, 03/25/15	Aaa		575	587,557
Fannie Mae, Series 2003-40, Class NI
5.50%, 04/01/33 [IO]	Aaa		227	16,079
Fannie Mae, Series 2003-92, Class NM
3.50%, 04/25/13	Aaa		300	300,161
Federal Home Loan Mortgage Corp., Series 2882, Class YB
5.00%, 10/15/27	Aaa		250	254,528
Federal Home Loan Mortgage Corp., Series 2890, Class PB
5.00%, 11/15/27	Aaa		750	763,584
Federal National Mortgage Assoc., Series 319, Class 2
6.50%, 02/01/32 [IO]	Aaa		109	20,904
Freddie Mac, Series 2614, Class IH
4.50%, 05/15/16 [IO]	Aaa		390	59,781
Freddie Mac, Series 2631, Class IG
4.50%, 07/15/11 [IO]	Aaa		625	51,143
Freddie Mac, Series 2631, Class PC
4.50%, 03/15/16	Aaa		750	762,981
Freddie Mac, Series 2686, Class JG
5.50%, 04/15/28	Aaa		800	820,961

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
General Electric Capital Commercial Mortgage Corp., Series 2001-1, Class A2
6.531%, 05/15/33	Aaa		$390	$434,195
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70%, 04/15/34	AAA	(d)	375	420,788
Greenwich Capital Commercial Funding Corp., Series 2004-GG1A, Class A2
3.835%, 10/08/08	Aaa		335	336,020
J.P. Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIBC, Class A3
6.26%, 03/15/33	AAA	(d)	425	467,360
J.P. Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIB2, Class A2
6.244%, 04/15/35	AAA	(d)	325	347,852
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2
3.246%, 03/01/29	Aaa		475	462,484
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A2
4.567%, 05/15/29(c)	Aaa		750	764,733
Washington Mutual Mortgage, Series 2004-AR1, Class A
4.229%, 03/25/34	Aaa		207	205,733

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,229,174)				10,118,787

ASSET-BACKED SECURITIES — 1.0%
BankBoston Home Equity Loan Trust, Series 1998-1, Class A6
6.35%, 02/25/13	Aaa		222	226,679
Capital Auto Receivables Asset Trust, Series 2002-2, Class CTFS
4.18%, 10/15/07	Aaa		141	141,617
Chase Funding Mortgage Loan Asset-Backed, Series 2002-2, Class 1M1
5.599%, 09/25/31	Aa2		80	81,566
Chase Manhattan Auto Owner Trust, Series 2003-A, Class A4
2.06%, 12/15/09	Aaa		285	278,035
Citibank Credit Card Issuance Trust, Series 2001-C1, Class C1
2.68%, 01/15/10(c)	Baa2		235	240,028
Citibank Credit Card Issuance Trust, Series 2004-C1, Class-C1
3.053%, 07/15/13(c)	Baa		625	630,660
Countrywide Asset - Backed Certificates, Series 2003-5, Class AF3
3.613%, 04/25/30	Aaa		315	314,841
Countrywide Home Loans, Series 2003-60, Class 2A1
4.986%, 02/25/34	Aaa		85	85,725
Fannie Mae Whole Loan, Series 2003-W16, Class AF3
2.91%, 07/25/29	Aaa		230	229,368
Hyundai Auto Receivables Trust, Series 2003-A, Class A4
3.02%, 10/15/10	Aaa		175	173,138

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Hyundai Auto Receivables Trust, Series 2003-A, Class D
4.06%, 10/15/10	Baa2		$80	$80,533
MBNA Master Credit Card Trust, Series 2000-D, Class C
8.40%, 09/15/09 144A (cost $314,460; purchased 07/13/04)(g)	BBB	(d)	300	329,861
Morgan Stanley Auto Loan Trust, Series 2004-HB1, Class C
2.88%, 10/15/11	Baa2		122	121,683
PECO Energy Transition Trust, Series 2001-A, Class A1
6.52%, 12/31/10	Aaa		475	528,051
Reliant Energy Transition Bond Co. LLC, Series 2001-1, Class A4
5.63%, 09/15/15	Aaa		350	374,630
World Financial Network Credit Card Master Trust, Series 2003-A, Class A2
2.773%, 01/18/05(c)	Aaa		375	377,441

TOTAL ASSET-BACKED SECURITIES (Cost $4,164,909)				4,213,856

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
Federal Home Loan Bank
5.75%, 05/15/12			300	328,862
Federal Home Loan Mortgage Corp.
2.75%, 03/15/08			350	342,490
5.125%, 07/15/12			565	594,926
Federal National Mortgage Assoc.
7.125%, 02/15/05			160	160,836
3.25%, 02/15/09(a)			700	687,042
6.00%, 05/15/11			325	358,040
Student Loan Marketing Assoc.
2.30%, 01/26/09(c)			225	225,261
3.66%, 04/01/09(c)			155	154,673

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,774,249)				2,852,130

FOREIGN GOVERNMENT BONDS — 0.2%
Republic of Chile (Chile)
5.50%, 01/15/13	Baa1		165	173,778
Republic of South Africa (South Africa)
6.50%, 06/02/14	Baa2		100	109,750
United Mexican States (Mexico)
2.752%, 01/13/09(c)	Baa2		150	152,213
6.375%, 01/16/13	Baa2		205	218,837

TOTAL FOREIGN GOVERNMENT BONDS (Cost $614,673)				654,578

MUNICIPAL BONDS
KANSAS
Kansas State Development Finance Authority, Revenue Bonds
5.501%, 05/01/34	Aaa		125	126,838

OREGON
Oregon State Taxable Pension, General Obligation Unlimited
5.892%, 06/01/27	Aa3		60	64,074

TOTAL MUNICIPAL BONDS (Cost $185,000)				190,912

			UNITS
WARRANTS*
ENTERTAINMENT & LEISURE
Mikohn Gaming Corp., expiring 08/15/08 144A (cost $0; purchased 01/16/02)(g)(o)			75	14

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	UNITS	VALUE (NOTE 2)
RETAIL & MERCHANDISING
Barneys New York, Inc., expiring 04/01/08 144A (cost $0; purchased 09/30/03)(g)	25	$1,633

TRANSPORTATION
Travelcenters of America, expiring 05/01/09 (cost $0; purchased 03/16/01)(g)	525	2,887

TOTAL WARRANTS (Cost $0)		4,534

TOTAL LONG-TERM INVESTMENTS (Cost $367,098,422)		423,602,187

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 17.3%
CERTIFICATES OF DEPOSIT — 3.9%
Banco Santander PR
2.315%, 01/07/05(b)(c)	$156	155,866
Canadian Imperial Bank of Commerce
2.372%, 01/31/05(b)(c)	423	423,155
First Boston Corp.
2.36%, 01/24/05(b)	13,974	13,973,820
Skandinaviska Enskilda Banken
2.35%, 01/28/05(b)	218	217,696
Societe Generale
2.357%, 01/14/05(b)	446	445,940
UBS Bank
2.315%, 01/18/05(b)	441	441,485
Westdeutsche Landesbank
1.50%, 01/10/05(b)	1,164	1,164,068

		16,822,030

COMMERCIAL PAPER — 0.1%
Citigroup, Inc.
2.304%, 01/10/05(b)	260	259,658

CORPORATE OBLIGATIONS — 4.3%
Bank of America NA
2.30%, 01/03/05(b)(c)	171	170,907
Bear Stearns
2.28%, 01/03/05(b)(c)	616	616,350
2.28%, 01/03/05(b)(c)	2,892	2,891,899
Goldman Sachs Group, Inc.
2.33%, 01/03/05(b)(c)	876	875,816
Merrill Lynch & Co., Inc.
2.38%, 01/03/05(b)(c)	3,912	3,911,829
Morgan Stanley
2.33%, 01/03/05(b)(c)	727	726,835
2.33%, 01/03/05(b)(c)	1,597	1,597,240
Natexis Banque NY
2.297%, 01/03/05(b)(c)	5,572	5,571,384
Sedna Finance Corporation
2.372%, 01/14/05(b)(c)	1,494	1,493,560
Swedbank NY
2.362%, 01/18/05(b)(c)	803	802,402

		18,658,222

TIME DEPOSIT — 3.1%
Bank of America NA
1.50%, 01/03/05(b)	3,741	3,741,055
Chase Manhattan Bank
1.25%, 01/03/05(b)	9,679	9,678,545

		13,419,600

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 4.4%
BlackRock Institutional Money Market Trust(b)(j)	19,023,927	19,023,927
REGISTERED INVESTMENT COMPANIES — 1.5%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	3,130,187	3,130,187
BlackRock Provident Institutional Funds TempFund Portfolio(j)	3,130,186	3,130,186

		6,260,373

TOTAL SHORT-TERM INVESTMENTS (Cost $74,443,810)		74,443,810

TOTAL INVESTMENTS — 115.6% (Cost $441,542,232; Note 5)		498,045,998

LIABILITIES IN EXCESS OF OTHER ASSETS — (15.6%)		(67,302,707)

NET ASSETS — 100.0%		$430,743,291

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR	American Depository Receipt

IO	Interest Only

NR	Not Rated by Moody’s or Standard & Poor’s

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protection Securities

USD	United States Dollar

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $66,213,904; cash collateral of $68,183,437 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor's rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $8,322,538. The aggregate value, $8,516,946, represents 1.98% of net assets.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.
(o)	Fair valued security.
(p)	Less than 1,000 par.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Government Agency Mortgage-Backed Securities	8.5%
Financial Services	6.8
U.S. Treasury Obligations	6.6
Financial — Bank & Trust	5.9
Oil & Gas	5.9
Telecommunications	4.6
Retail & Merchandising	4.1
Pharmaceuticals	3.8
Insurance	3.8
Computer Services & Software	3.6
Electronic Components & Equipment	3.2
Utilities	3.2
Consumer Products & Services	2.9
Medical Supplies & Equipment	2.3
Collateralized Mortgage Obligations	2.3
Conglomerates	2.1
Entertainment & Leisure	2.1
Semiconductors	1.9
Computer Hardware	1.7
Chemicals	1.6
Real Estate	1.5
Beverages	1.4
Food	1.3
Aerospace	1.1
Healthcare Services	1.1
Metals & Mining	1.1
Automotive Manufacturers	1.0
Internet Services	1.0
Asset-Backed Securities	1.0
Transportation	0.9
Building Materials	0.8%
Business Services	0.8
Broadcasting	0.7
Machinery & Equipment	0.7
Printing & Publishing	0.7
Restaurants	0.7
U.S. Government Agency Obligations	0.7
Cable Television	0.6
Paper & Forest Products	0.6
Automotive Parts	0.5
Industrial Products	0.5
Advertising	0.3
Construction	0.3
Containers & Packaging	0.3
Financial — Brokerage	0.3
Railroads	0.3
Clothing & Apparel	0.2
Environmental Services	0.2
Hotels & Motels	0.2
Office Equipment	0.2
Foreign Government Bonds	0.2
Airlines	0.1
Personal Services	0.1
Short-Term Investments	17.3

115.6
Liabilities in excess of other assets	(15.6)

100.0%

See Notes to Financial Statements.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#		VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 74.5%
FOREIGN BONDS — 47.8%
AUSTRALIA — 0.2%
Eurofima, Sr. Notes
6.50%, 08/22/11	Aaa	AUD	985	$806,257

AUSTRIA — 2.0%
Republic of Austria, Notes
5.25%, 01/04/11	Aaa	EUR	700	1,057,143
Republic of Austria, Unsub. Notes
4.00%, 07/15/09	Aaa	EUR	4,400	6,230,464

				7,287,607

BELGIUM — 0.3%
Belgium Kingdom, Notes
5.00%, 03/28/35	Aa1	EUR	740	1,119,050

CANADA — 2.7%
Alcan, Inc., Bonds
6.125%, 12/15/33	Baa1		190	201,794
Canadian Government, Bonds
6.00%, 06/01/11	Aaa	CAD	800	742,678
5.25%, 06/01/12	Aaa	CAD	1,905	1,704,221
5.25%, 06/01/13	Aaa	CAD	900	805,647
5.00%, 06/01/14	Aaa	CAD	5,200	4,573,085
5.75%, 06/01/29	Aaa	CAD	815	768,507
Canadian Natural Resources Ltd., Notes
7.20%, 01/15/32	Baa1		195	231,153
Canadian National Railway Co., Bonds
6.25%, 08/01/34	Baa1		180	195,453
Encana Holdings Finance Corp., Gtd. Notes
5.80%, 05/01/14	Baa1		205	218,943
Ford Credit Canada, Sr. Notes
7.25%, 12/07/07	A3	GBP	90	177,616
Telus Corp., Notes
8.00%, 06/01/11	Baa3		135	160,191

				9,779,288

CHILE — 0.1%
Celulosa Arauco y Constitucion SA, Notes
5.125%, 07/09/13	Baa2		225	223,286

DENMARK — 1.8%
Kingdom of Denmark, Bonds
8.00%, 03/15/06	Aaa	DKK	33,350	6,487,623

FINLAND — 1.2%
Finland Government, Bonds
5.00%, 07/04/07	Aaa	EUR	3,000	4,310,307

FRANCE — 5.1%
BNP Paribas SA, Sub. Notes
5.625%, 08/07/08	Aa3	EUR	150	221,161
5.25%, 12/17/12	Aa3	EUR	100	150,110
Credit Lyonnais SA, Sub. Notes
5.00%, 11/15/12	A1	EUR	300	430,842
Dexia Credit Local, Notes
5.25%, 04/25/08	Aa2	EUR	270	393,365
France Telecom SA, Notes
8.50%, 03/01/11	Baa3		170	203,043
France Telecom SA, Sr. Unsub. Notes
7.00%, 12/23/09	Baa3	EUR	435	684,791
French Government, Bonds
5.50%, 04/25/10	Aaa	EUR	3,500	5,313,758
5.00%, 04/25/12	Aaa	EUR	3,500	5,242,745
4.75%, 10/25/12	Aaa	EUR	2,155	3,189,388
5.50%, 04/25/29	Aaa	EUR	1,280	2,069,609
5.75%, 10/25/32	Aaa	EUR	330	555,056
Vivendi Environment, Sr. Notes
5.875%, 06/27/08	Baa1	EUR	100	148,012

				18,601,880

GERMANY — 10.9%
German Government, Bonds
5.00%, 05/20/05	Aaa	EUR	4,450	6,109,643
6.00%, 01/05/06	Aaa	EUR	4,200	5,918,312
6.00%, 07/04/07	Aaa	EUR	2,800	4,112,129
4.25%, 02/15/08	Aaa	EUR	2,200	3,124,404
4.75%, 07/04/08	Aaa	EUR	5,350	7,733,705
5.25%, 01/04/11	Aaa	EUR	1,730	2,609,951
5.00%, 01/04/12	Aaa	EUR	3,000	4,495,001
4.25%, 01/04/14	Aaa	EUR	1,250	1,783,196
5.50%, 01/04/31	Aaa	EUR	2,400	3,893,507

				39,779,848

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)#		VALUE (NOTE 2)
GREECE — 0.5%
Greek Government, Bonds
6.50%, 01/11/14	A+	(d)	EUR	1,075	$1,767,201

IRELAND — 0.9%
Irish Government, Bonds
4.25%, 10/18/07	Aaa		EUR	2,000	2,833,057
Irish Life & Permanent PLC, Sub. Notes
6.25%, 02/15/11	A2		EUR	200	309,626

					3,142,683

ITALY — 4.5%
Italy Treasury, Bonds
5.00%, 10/15/07	Aa2		EUR	3,320	4,794,031
5.50%, 11/01/10	Aa2		EUR	1,525	2,322,726
5.25%, 08/01/11	Aa2		EUR	1,170	1,768,907
7.25%, 11/01/26	Aa2		EUR	660	1,273,537
6.00%, 05/01/31	Aa2		EUR	840	1,428,290
Italy Treasury, Debs.
6.75%, 07/01/07	Aa2		EUR	2,920	4,366,589
UniCredito Italiano SPA, Sub. Notes
6.10%, 02/28/12	Aa3			$150	233,208

					16,187,288

JAPAN — 7.7%
Japanese Government, Bonds
0.60%, 09/20/09	A2		JPY	1,177,500	11,514,312
1.30%, 06/20/11	A2		JPY	86,700	870,052
1.40%, 03/20/12	A2		JPY	186,400	1,869,104
1.10%, 09/20/12	A2		JPY	380,000	3,709,192
1.00%, 12/20/12	A2		JPY	614,100	5,927,788
1.30%, 12/20/13	A2		JPY	81,900	798,918
2.00%, 06/20/22	A2		JPY	305,500	3,027,905

					27,717,271

MEXICO — 1.4%
America Movil SA de CV, Company Gtd. Notes
5.50%, 03/01/14	Baa1			115	113,897
Mexican Government, Bonds
9.00%, 12/20/12	A-	(d)	MXN	56,800	4,936,851
Telefonos de Mexico SA de CV, Notes
4.50%, 11/19/08	A3			105	105,962

					5,156,710

NETHERLANDS — 2.1%
Deutsche Telekom International Finance BV, Gtd. Notes
8.75%, 06/15/30	Baa2			185	245,014
Deutsche Telekom International Finance BV, Gtd. Notes
7.50%, 05/29/07	Baa3		EUR	390	585,115
E.ON International Finance BV, Gtd. Notes
5.75%, 05/29/09	A1		EUR	200	300,165
ING Bank NV, Sub. Notes
5.125%, 05/01/15 144A (cost $111,769; purchased 05/06/03)(g)	Aa3			110	110,489
Netherlands Government, Bonds
5.75%, 02/15/07	Aaa		EUR	660	955,468
5.00%, 07/15/12	Aaa		EUR	1,205	1,810,617
4.25%, 07/15/13	Aaa		EUR	2,220	3,172,406
Telecom Italia Fin NV
5.875%, 01/24/08	Baa2		EUR	250	366,381

					7,545,655

SPAIN — 0.8%
Spanish Government, Bonds
6.00%, 01/31/29	Aaa		EUR	1,130	1,938,284
5.75%, 07/30/32	Aaa		EUR	560	939,816

					2,878,100

SWEDEN — 0.3%
Swedish Government, Bonds
5.00%, 01/28/09	Aaa		SEK	7,400	1,192,050

UNITED KINGDOM — 5.3%
Abbey National PLC, Sub. Notes
4.625%, 02/11/11	A1		EUR	200	288,172
HBOS PLC, Sub. Bonds
6.00%, 11/01/33 144A(cost $177,884; purchased 10/22/03)(g)	Aa3			180	188,132
HBOS Treasury Services PLC, Gtd. Notes
4.75%, 02/06/07	Aa2		EUR	300	424,908

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)#		VALUE (NOTE 2)
Imperial Tobacco Finance, Gtd. Notes
6.375%, 09/27/06	Baa3		EUR	250	$359,926
Merrill Lynch & Co., Sr. Unsub. Notes
7.375%, 12/17/07	Aa3		GBP	90	184,030
Monumental Global Funding, Sec’d. Notes
5.75%, 03/20/07	Aa3		GBP	120	234,149
NGG Finance PLC, Gtd. Notes
5.25%, 08/23/06	Baa1		EUR	200	282,759
Rio Tinto Finance PLC, Gtd. Notes
5.125%, 05/10/07	Aa3		EUR	200	285,626
Union Bank of Switzerland London, Sub. Notes
8.00%, 01/08/07	Aa3		GBP	207	421,101
United Kingdom Treasury, Bonds GBP
5.75%, 12/07/09	Aaa		GBP	4,525	9,169,523
5.00%, 03/07/12	AAA	(d)	GBP	950	1,878,629
4.25%, 06/07/32	Aaa		GBP	2,620	4,895,908
United Utilities Water PLC, Gtd. Notes
6.625%, 11/08/07	A2		EUR	200	298,749
WPD Holdings UK, Jr. Unsub. Notes
6.875%, 12/15/07 144A (cost $122,197; purchased 11/06/03)(g)	Baa2			$120	128,111

					19,039,723

TOTAL FOREIGN BONDS (Cost $146,924,097)					173,021,827

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 7.8%
FEDERAL HOME LOAN MORTGAGE CORP.
4.50%, 07/15/11 - 05/01/19				1,138	1,042,152
4.571%, 09/01/32				188	189,592
5.00%, 12/01/08 - 12/01/33				2,338	2,347,796
6.00%, 05/01/17 - 10/01/32				584	606,224
7.00%, 10/10/30 - 11/01/30				69	73,590

					4,259,354

FEDERAL NATIONAL MORTGAGE ASSOC.
2.91%, 07/25/29				275	274,244
4.50%, 05/01/18				466	465,253
5.00%, 03/01/18 - 04/01/34				4,238	4,243,813
5.50%, 04/01/17 - 12/01/34				7,537	7,714,349
6.00%, 05/01/33 - 11/01/34				3,515	3,637,840
6.50%, 09/01/10 - 12/01/32				2,244	2,359,652
7.00%, 12/01/29 - 01/01/31				116	123,229

					18,818,380

GOVERNMENT NATIONAL MORTGAGE ASSOC.
5.00%, 07/15/33 - 02/20/34				1,996	1,997,541
5.50%, 01/20/34				357	364,885
5.50%, 01/01/34 [TBA]				822	838,954
6.00%, 01/01/33				275	284,969
6.50%, 05/15/16 - 12/20/33				973	1,035,670
7.00%, 03/15/13 - 12/15/13				270	288,037
7.50%, 09/15/30 - 11/15/32				275	295,618

					5,105,674

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $28,010,018)					28,183,408

CORPORATE OBLIGATIONS — 6.0%
AEROSPACE
Boeing Co., Debs.
8.75%, 08/15/21	A3			125	167,449

AUTOMOBILE MANUFACTURERS — 0.2%
DaimlerChrysler NA Holding Corp., Gtd. Notes
2.94%, 09/10/07	A3			150	150,607
Daimlerchrysler NA Holding Corp., Notes
6.50%, 11/15/13	A3			235	255,317
General Motors Corp., Debs.
8.375%, 07/15/33	Baa1			275	285,712

					691,636

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#		VALUE (NOTE 2)
AUTOMOTIVE PARTS
Lear Corp., Gtd. Notes
5.75%, 08/01/14 144A(cost $74,853; purchased 07/29/04)(g)	Baa3		$75	$75,849

BROADCASTING — 0.1%
Chancellor Media Corp., Gtd. Notes
8.00%, 11/01/08	Ba1		100	112,372
Hearst-Argyle Television, Inc., Sr. Notes
7.00%, 01/15/18	Baa3		180	202,278
News America Inc., Bonds
6.20%, 12/15/34 144A(cost $109,126; Purchased 11/30/04)(g)	Baa3		110	111,868

				426,518

BUILDING MATERIALS — 0.1%
Masco Corp., Notes
5.875%, 07/15/12	Baa1		245	262,967

CHEMICALS
Dow Chemical Co., Notes
6.125%, 02/01/11	A3		150	164,507

COMPUTER HARDWARE — 0.1%
International Business Machines Corp., Notes
4.25%, 09/15/09	A1		230	232,967

COMPUTER SERVICES & SOFTWARE
Sungard Data Systems, Inc., Notes
3.75%, 01/15/09	Baa2		110	106,933

CONSTRUCTION
Centex Corp., Sr. Notes
4.55%, 11/01/10	Baa2		140	139,472

CONSUMER PRODUCTS & SERVICES — 0.1%
Bunge Limited Finance Corp., Gtd. Notes
4.375%, 12/15/08	Baa3		205	206,759
UST, Inc., Notes
6.625%, 07/15/12	A3		190	212,473

				419,232

CONTAINERS & PACKAGING — 0.1%
Sealed Air Corp., Sr. Notes
5.375%, 04/15/08 144A(cost $217,231; purchased 04/09/03 - 06/26/03)(g)	Baa3		215	223,555

ENTERTAINMENT & LEISURE — 0.1%
AOL Time Warner, Inc., Gtd. Bonds
7.625%, 04/15/31	Baa1		210	254,848
Belo Corp.
8.00%, 11/01/08	Baa3		80	90,478
Gtech Holdings Corp., Notes
4.50%, 12/01/09 144A(cost $119,805; purchased 11/16/04)(g)	Baa1		120	120,123

				465,449

FINANCIAL — BANK & TRUST — 0.4%
ABN AMRO Bank NV, Sub. Notes
7.125%, 06/18/07	A1		215	232,787
Bank of America Corp., Sr. Notes
6.125%, 12/16/10	Aa2	GBP	215	435,997
Bank One Corp., Sub. Notes
5.25%, 01/30/13	A1		285	293,168
BB&T Corp., Sub. Notes
6.50%, 08/01/11	A2		90	100,523
Northern Trust Co., Sub. Notes
4.60%, 02/01/13	A1		155	152,770
US Bank NA, Notes
2.87%, 02/01/07	Aa2		140	138,857
Webster Bank, Sr. Notes
5.125%, 04/15/14	Baa3		205	204,087

				1,558,189

FINANCIAL SERVICES — 1.7%
Capital One Bank, Sub. Notes
6.50%, 06/13/13	Baa3		125	136,810
CIT Group, Inc., Sr. Notes
7.75%, 04/02/12	A2		235	278,566
Countrywide Home Loan, Inc., Notes
4.125%, 09/15/09	A3		185	184,365

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#		VALUE (NOTE 2)
Duke Capital Corp., Notes
4.302%, 05/18/06	Baa3		$100	$101,241
Ford Motor Credit Co., Notes
3.24%, 11/16/06	A3		100	99,931
5.625%, 10/01/08	A3		450	460,359
Franklin Resources, Inc., Notes
3.70%, 04/15/08	A2		80	79,872
General Electric Capital Corp., Notes
6.125%, 02/22/11	Aaa		145	159,036
General Electric Capital Corp., Sr. Unsub. Notes
5.125%, 06/20/07	Aaa	EUR	425	609,751
General Electric Capital Corp., Unsub. Notes
6.00%, 06/15/12	Aaa		240	262,004
General Motors Acceptance Corp., Notes
7.25%, 03/02/11	A3		250	262,065
General Motors Acceptance Corp., Notes
6.00%, 07/03/08	A3	EUR	190	268,279
Goldman Sachs Group, Inc., Sub. Bonds
6.345%, 02/15/34	A1		395	412,707
Household Finance Corp., Unsub. Notes
5.125%, 06/24/09	A1	EUR	100	146,243
International Lease Finance Corp., Notes
6.375%, 03/15/09	A1		170	184,280
John Deere Capital Corp., Notes
7.00%, 03/15/12	A3		280	323,295
John Hancock Global Funding Ltd., Sec’d. Notes
3.875%, 02/08/06	AA	EUR	200	275,289
JPMorgan Chase & Co., Notes
3.875%, 12/03/08	A1	EUR	250	349,377
MBNA America Bank NA, Notes
4.625%, 08/03/09	Baa1		175	178,364
MBNA America Bank NA, Sub. Notes
7.125%, 11/15/12	Baa2		80	91,140
Morgan Stanley, Notes
3.625%, 04/01/08	Aa3		$170	169,198
Morgan Stanley, Sr. Notes
4.375%, 03/01/10	Aa3	EUR	200	284,157
Verizon Global Funding Corp., Notes
7.75%, 12/01/30	A2		245	305,571
Wells Fargo & Co., Notes
2.59%, 03/23/07(c)	Aa1		235	235,253

				5,857,153

FOOD — 0.1%
McCormick & Co., Inc., Notes
6.40%, 02/01/06	A2		310	321,612

FOREST PRODUCTS
Weyerhaeuser Co., Debs.
7.375%, 03/15/32	Baa2		45	53,535

HEALTHCARE SERVICES
Highmark, Inc., Notes
6.80%, 08/15/13 144A(cost $137,863; purchased 08/14/03- 10/12/04)(g)	Baa3		135	147,491

HOTELS & MOTELS
Harrahs Operating Co., Inc., Gtd. Notes
5.50%, 07/01/10	Baa3		90	93,271

INSURANCE — 0.4%
Ace INA Holdings, Inc., Notes
5.875%, 06/15/14	A3		155	159,079
Allstate Financial Global Funding LLC,
5.25%, 02/01/07 144A(cost $264,556; purchased 01/24/02)(g)	Aa2		265	274,062
Fund American Cos., Inc., Notes
5.875%, 05/15/13	Baa2		200	203,885
Genworth Financial, Inc., Notes
5.75%, 06/15/14	A2		185	196,069
Nationwide Financial Services, Inc., Sr. Notes
5.90%, 07/01/12	A3		200	211,513

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Nationwide Mutual Insurance Co., Bonds
6.60%, 04/15/34 144A(cost $114,748; purchased 03/31/04)(g)	A2	$115	$115,505
NLV Financial Corp., Sr. Notes
7.50%, 08/15/33 144A(cost $146,368; purchased 08/20/03-12/03/03)(g)	Baa3	145	155,831
Security Benefit Life Insurance Co., Notes
7.45%, 10/01/33 144A(cost $94,788; purchased 09/26/03)(g)	Baa1	95	99,651
XL Capital Ltd., Gtd. Notes
6.50%, 01/15/12	A2	170	186,335

			1,601,930

MEDICAL SUPPLIES & EQUIPMENT — 0.1%
Hospira, Inc., Notes
4.95%, 06/15/09 144A	Baa3	195	199,398

OIL & GAS — 0.9%
Amerada Hess Corp., Bonds
7.875%, 10/01/29	Ba1	135	160,208
Baker Hughes, Inc., Sr. Notes
6.875%, 01/15/29	A2	300	351,281
Buckeye Partners L.P., Notes
6.75%, 08/15/33	Baa2	95	105,168
Buckeye Partners, Notes
5.30%, 10/15/14	Baa2	50	50,739
ConocoPhillips, Gtd. Bonds
5.90%, 10/15/32	A3	180	188,983
Devon Financing Corp. ULC, Gtd. Bonds
7.875%, 09/30/31	Baa2	210	265,245
Diamond Offshore Drilling, Inc., Sr. Notes
5.15%, 09/01/14 144A(cost $115,402; purchased 11/30/04)(g)	Baa2	115	116,520
Duke Capital LLC, Sr. Notes
6.25%, 02/15/13	Baa3	190	205,677
Halliburton Co., Notes
2.85%, 01/26/07 144A(cost $198,811; purchased 05/07/04)(g)	Baa2	200	200,191
Kaneb Pipe Line Operating Partnership L.P., Sr. Notes
7.75%, 02/15/12	Ba1	145	167,929
Kinder Morgan, Inc., Sr. Notes
6.50%, 09/01/12	Baa2	235	258,699
Panhandle Eastern Pipe Line Co., Sr. Notes
4.80%, 08/15/08	Baa3	90	91,994
Pemex Project Funding Master Trust, Gtd. Bonds
7.375%, 12/15/14	Baa1	130	144,820
Pemex Project Funding Master Trust, Notes
3.79%, 06/15/10 144A(cost $193,707; purchased 06/08/04)(g)	Baa1	195	200,558
Pioneer Natural Resource Co., Sr. Notes
5.875%, 07/15/16	Baa3	90	94,221
Plains All American Pipeline L.P., Gtd.
7.75%, 10/15/12	Ba1	75	87,862
Transocean, Inc., Notes
7.50%, 04/15/31	Baa2	130	160,524
XTO Energy, Inc., Sr. Notes
6.25%, 04/15/13	Baa3	130	142,504

			2,993,123

PAPER & FOREST PRODUCTS
Weyerhaeuser Co., Notes
6.75%, 03/15/12	Baa2	105	118,488

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
PHARMACEUTICALS — 0.1%
Amgen, Inc., Sr. Notes
4.00%, 11/18/09 144A(cost $109,788; purchased 11/15/04- 12/14/04)(g)	A2	$110	$109,779
GlaxoSmithKline Capital, Inc., Gtd. Notes
5.375%, 04/15/34	Aa2	140	139,578
Wyeth, Inc., Bonds
6.50%, 02/01/34	Baa1	115	123,107

			372,464

REAL ESTATE — 0.3%
Developers Diversified Realty Corp., Notes
3.875%, 01/30/09	Baa3	145	142,425
EOP Operating L.P., Notes
4.65%, 10/01/10	Baa2	135	135,786
Lennar Corp., Notes
5.50%, 09/01/14 144A(cost $130,323; purchased 08/05/04- 10/07/04)(g)	Baa3	130	132,014
NVR, Inc.
5.00%, 06/15/10	Baa3	140	140,700
Pulte Homes, Inc., Gtd. Notes
7.875%, 08/01/11	Baa3	165	191,663
Reckson Operating Partnership L.P., Notes
5.15%, 01/15/11	Ba1	180	181,789
Simon Property Group L.P., Notes
3.75%, 01/30/09	Baa2	190	187,164

			1,111,541

RETAIL & MERCHANDISING — 0.1%
CVS Corp., Notes
4.00%, 09/15/09	A3	95	94,654
Federated Department Stores, Inc., Sr. Notes
6.625%, 04/01/11	Baa1	145	162,335
Kroger Co., Gtd. Notes
8.05%, 02/01/10	Baa1	170	199,207
May Department Stores Co. Notes
3.95%, 07/15/07	Baa2	50	50,114

			506,310

TELECOMMUNICATIONS — 0.2%
AT&T Broadband Corp., Gtd. Notes
8.375%, 03/15/13	Baa3	200	247,000
Sprint Capital Corp., Gtd. Notes
6.90%, 05/01/19	Baa3	210	235,475
United States Cellular Corp., Notes
6.70%, 12/15/33	Baa1	115	119,530

			602,005

UTILITIES — 0.9%
Alabama Power Co., Sr. Notes	A2	165	165,202
1.94%, 02/25/05
Appalachian Power Co., Sr. Notes
4.80%, 06/15/05	Baa2	225	226,928
Black Hills Corp., Notes
6.50%, 05/15/13	Baa3	230	236,103
Centerpoint Energy, Inc., Sr. Notes Series B
5.875%, 06/01/08	Ba2	130	136,135
Cleveland Electric Illuminating Co., Sr.
5.65%, 12/15/13	Baa3	190	197,397
Dominion Resources, Inc., Sr. Notes
5.00%, 03/15/13	Baa1	130	131,017
Exelon Generation Co. LLC, Notes
5.35%, 01/15/14	Baa1	170	174,626
Pacific Gas and Electric Co., First Mortgage Notes
2.72%, 04/03/06(c)	Baa2	60	60,054
6.05%, 03/01/34	Baa2	150	156,335
Pinnacle West Capital Corp., Sr. Notes
6.40%, 04/01/06	Baa2	190	195,602
PPL Capital Funding, Gtd. Notes
4.33%, 03/01/09	Baa3	195	192,911
Progress Energy, Inc., Sr. Notes
6.75%, 03/01/06	Baa2	115	119,364
PSE&G Power LLC, Gtd. Bonds
8.625%, 04/15/31	Baa1	110	146,503

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Public Service Co. of New Mexico, Sr. Notes
4.40%, 09/15/08	Baa3		$185	$186,704
Puget Sound Energy, Inc., Notes
2.37%, 01/15/05	Baa2		180	180,151
Sempra Energy Co., Notes
6.00%, 02/01/13	Baa1		240	256,558
TXU Energy Co., Notes
2.838%, 01/17/06	Baa2		43	43,131
Westar Energy Inc., First Mortgage Notes
7.875%, 05/01/07	Ba1		100	109,245

				2,913,966

TOTAL CORPORATE OBLIGATIONS (Cost $20,520,443)				21,827,010

U.S. TREASURY OBLIGATIONS — 5.8%
U.S. Treasury Bonds
7.50%, 11/15/16			580	741,381
8.50%, 02/15/20			150	211,746
6.25%, 08/15/23			260	304,474
6.00%, 02/15/26			970	1,111,446
6.50%, 11/15/26			615	747,346
6.25%, 05/15/30			525	627,847
5.375%, 02/15/31			1,255	1,357,459
U.S. Treasury Inflationary Bonds
2.25%, 01/15/25 TIPS			860	931,645
U.S. Treasury Notes
1.50%, 02/28/05			3,645	3,643,578
1.625%, 04/30/05			395	394,152
6.50%, 08/15/05			250	256,162
1.875%, 11/30/05			665	660,013
3.50%, 11/15/06			840	847,351
3.375%, 11/15/08			1,265	1,261,987
3.375%, 12/15/08(k)			1,655	1,650,282
4.00%, 06/15/09			4,325	4,408,629
5.00%, 08/15/11			725	772,040
4.25%, 11/15/13			1,035	1,041,833
4.75%, 05/15/14			145	151,151

TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,022,715)				21,120,522

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.8%
Banc of America Commercial Mortgage, Inc. Series 2004-6 Cl-A1
3.801%, 12/10/42	AAA	(d)	95	95,086
Bank of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648%, 09/11/36	AAA	(d)	500	502,240
Bank of America Mortgage Securities, Series 2003-L, Class 2A2
4.311%, 01/25/34	Aaa		688	688,923
Bank of America Mortgage Securities, Series 2004-A, Class 2A2
4.147%, 02/25/34	AAA	(d)	351	345,343
Bank of America Mortgage Securities, Series 2004-D, Class 2A2
4.222%, 05/25/34	AAA	(d)	139	138,874
Bank of America Mortgage Securities, Series 2004-H, Class 2A2
4.814%, 09/25/34	Aaa		191	191,918
Bank of America Mortgage Securities, Series 2004-I, Class 3A2
5.005%, 10/25/34	AAA	(d)	185	185,352
Bear Stearns Commercial Mortgage Securities, Series 2002-Top8, Class A2
4.83%, 08/15/38	AAA	(d)	935	947,809
Bear Stearns Commercial Mortgage Securities, Series 2004-Pwr6, Class A1
3.688%, 11/11/41	AAA	(d)	75	75,062

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1
3. 787%, 10/15/41	Aaa		$70	$69,913
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A4
4.829%, 11/15/37	Aaa		475	472,409
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B
7.30%, 06/10/32	Aaa		450	506,386
Fannie Mae REMIC Trust Series, 2003-92, Class NM
3.50%, 04/25/13	Aaa		300	300,161
Fannie Mae REMIC Trust, Series 2002-74, Class PJ
5.00%, 03/25/15	Aaa		700	715,287
Fannie Mae Strip, Series 319, Class 2
6.50%, 02/01/32 IO	Aaa		69	13,265
Fannie Mae, Series 2003-40, Class NI
5.50%, 04/01/33 IO	Aaa		343	24,264
Freddie Mac, Series 2614, Class IH
4.50%, 05/15/16 IO	Aaa		303	46,445
Freddie Mac, Series 2627, Class IE
4.50%, 04/15/18 IO	Aaa		156	18,486
Freddie Mac, Series 2631, Class KI
4.50%, 01/15/15 IO	Aaa		540	44,579
Freddie Mac, Series 2631, Class LI
4.50%, 06/15/11 IO	Aaa		248	13,580
Freddie Mac, Series 2631, Class PC
4.50%, 03/15/16	Aaa		1,000	1,017,306
Freddie Mac, Series 2686, Class JG
5.50%, 04/15/28	Aaa		925	949,237
Freddie Mac., Series 2882, Class Yb
5.00%, 10/15/27	Aaa		225	229,075
Freddie Mac., Series 2890, Class Pb
5.00%, 11/15/27	Aaa		700	712,678
General Electric Capital Commercial Mortgage Corp., Series 2001-1, Class A2
6.531%, 05/15/33	Aaa		550	612,327
Government National Mortgage Assoc., Series 2004-23, Class B
2.946%, 03/16/19	Aaa		240	233,337
GS Mortgage Securities Corp., Series 2004-GG2, Class A2
4.293%, 08/01/38	Aaa		140	141,730
JP Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIB2, Class A2
6.244%, 04/15/35	AAA	(d)	225	240,820
JP Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIBC, Class A3
6.26%, 03/15/33	AAA	(d)	440	483,855
Washington Mutual Mortgage Securities Corp., Series 2004-AR1, Class A
4.229%, 03/25/34	Aaa		207	205,733

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,299,621)				10,221,480

ASSET-BACKED SECURITIES — 1.8%
BankBoston Home Equity Loan Trust, Series 1998-1, Class A6
6.35%, 02/25/13	Aaa		244	249,346
Capital Auto Receivables Asset Trust, Series 2002-2, Class CTFS
4.18%, 10/15/07	Aaa		76	76,255
Chase Funding Mortgage Loan Asset-Backed, Series 2002-2, Class 1M1
5.599%, 09/25/31	Aa2		60	61,175

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Chase Funding Mortgage Loan Asset-Backed, Series 2003-1, Class 1A6
4.458%, 03/25/14	Aaa		$500	$500,785
Chase Manhattan Auto Owner Trust, Series 2001-B, Class CTFS
3.75%, 05/15/08	A1		75	75,601
Chase Manhattan Auto Owner Trust, Series 2003-A, Class A4
2.06%, 12/15/09	Aaa		455	443,880
Citibank Credit Card Issuance Trust, Series 2000-A3, Class A3
6.875%, 11/15/09	Aaa		825	898,376
Citibank Credit Card Issuance Trust, Series 2001-A1, Class A1
6.90%, 10/15/07	Aaa		150	154,576
Citibank Credit Card Issuance Trust, Series 2001-C1, Class C1
3.15%, 01/15/10(c)	Baa2		250	255,349
3.053%, 07/15/13	Baa2		300	302,716
Countrywide Asset-Backed Certificates, Series 2003-5, Class AF3
3.613%, 04/25/30	Aaa		340	339,829
Countrywide Home Loans, Series 2003-60, Class 2A1
4.986%, 02/25/34	Aaa		94	94,298
Greenwich Capital Commercial Funding Corp., Series 2004 - GG1A, Class A2
3.835%, 10/08/08	Aaa		375	376,142
Harley-Davidson Motorcycle Trust, Series 2001-1, Class B
5.29%, 01/15/09	A2		66	66,314
Hyundai Auto Receivables Trust, Series 2003-A, Class A4
3.02%, 10/15/10	Aaa		200	197,872
Hyundai Auto Receivables Trust, Series 2003-A, Class D
4.06%, 10/15/10	Baa2		90	90,600
MBNA Master Credit Card Trust, Series 2000-D, Class C
8.40%, 09/15/09 144A (cost $690,017; purchased 05/16/02 - 12/06/02)(g)	BBB	(d)	650	714,700
Morgan Stanley Auto Loan Trust, Series 2004-HB1, Class C
2.88%, 10/15/11	Baa2		130	129,795
PECO Energy Transition Trust, Series 2001-A, Class A1
6.52%, 12/31/10	Aaa		475	528,051
Reliant Energy Transition Bond Co. LLC, Series 2001-1, Class A4
5.63%, 09/15/15	Aaa		275	294,352
World Financial Network Credit Card Master Trust, Series 2003-A, Class A2
2.773%, 05/15/12(c)	Aaa		500	503,254

TOTAL ASSET-BACKED SECURITIES (Cost $6,323,141)				6,353,266

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal Home Loan Bank
5.75%, 05/15/12			675	739,938
Federal Home Loan Mortgage Corp.
2.75%, 03/15/08			2,100	2,054,942

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Federal National Mortgage Assoc.
3.25%, 08/15/08			$1,850	$1,827,158
6.00%, 05/15/11			485	534,307
4.375%, 09/15/12			450	450,915
Student Loan Marketing Assoc.
2.30%, 01/26/09(c)			240	240,278
3.78%, 04/01/09(c)			155	154,673

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,911,483)				6,002,211

MUNICIPAL BONDS — 0.6%
CALIFORNIA — 0.1%
California State Economic Recovery Series B
5.00%, 07/01/23	Aa3		90	95,508
5.00%, 07/01/23	Aa3		95	102,723
California State Variable Purpose GO
5.25%, 04/01/34	Baa1		105	109,200

				307,431

KANSAS
Kansas State Development Finance Authority, Revenue Bonds
5.501%, 05/01/34	Aaa		125	126,838

MASSACHUSETTS — 0.1%
Massachusetts State Bonds, Series B
5.25%, 08/01/15	AAA	(d)	370	417,719

NEW YORK — 0.1%
New York State Urban Development Corp. Series A
5.25%, 01/01/09	Aa-	(d)	200	217,584

NORTH CAROLINA — 0.2%
North Carolina State Public Impt. Series A
5.25%, 03/01/13	Aa1		645	733,771

PUERTO RICO — 0.1%
Puerto Rico Public Finance Corp. Series A
5.25%, 08/01/29	Aaa		395	437,703

TOTAL MUNICIPAL BONDS (Cost $2,216,124)				2,241,046

SOVEREIGN ISSUES — 0.2%
CHILE — 0.1%
Republic of Chile, Bonds
5.50%, 01/15/13	Baa1		225	236,970

MEXICO — 0.1%
United Mexican States, Notes
2.752%, 01/13/09(c)	Baa2		140	142,065
6.375%, 01/16/13	Baa2		260	277,550

				419,615

SOUTH AFRICA
Republic of South Africa, Notes
6.50%, 06/02/14	Baa2		100	109,750

TOTAL SOVEREIGN ISSUES (Cost $718,938)				766,335

			UNITS
WARRANTS
Central Bank of Nigeria, expiring on 11/15/20 (Nigeria) (cost $0; purchased 09/15/98)(g)(o)			250	0
Republic of Venezuela, expiring on 04/15/20 (Venezuela) (cost $0; Purchased 01/12/99)(g)(o)			1,250	0
Travelcenters of America, expiring on 05/01/09 (cost $0; purchased 02/07/01)(g)			750	4,125

TOTAL WARRANTS (Cost $0)				4,125

TOTAL INVESTMENTS — 74.5% (Cost $241,946,580; Note 5)				269,741,230
OTHER ASSETS IN EXCESS OF LIABILITIES — 25.5%				92,275,742

NET ASSETS — 100.0%				$362,016,972

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IO	Interest Only
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLZ	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TRL	Turkish Lira
TBA	Security purchased on a forward commitment basis
TIPS	Treasury Inflation Protection Securities

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $3,129,235. The aggregate value, $3,228,554, represents 0.89% of net assets.
(k)	Securities with an aggregate market value of $55,840 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED DEPRECIATION
SHORT POSITIONS:
	U.S. Treasury 5 Year Note
69		Mar 05	$7,534,664	$7,557,656	$(22,992)
	U.S. Treasury 10 Year Note
92		Mar 05	10,262,148	10,298,250	(36,102)

					$(59,094)

(o)	Fair valued security.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

Foreign currency exchange contracts outstanding at December 31, 2004:

PURCHASE CONTRACTS

SETTLEMENT MONTH	TYPE	CONTRACTS TO RECEIVE	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
May 05	Buy ARS	3,922,512	$1,292,000	$1,319,600	$27,600
Feb 05	Buy AUD	757,004	580,282	589,054	8,772
Feb 05	Buy CAD	4,507,916	3,681,465	3,751,982	70,517
Jul 05	Buy CNY	19,479,348	2,380,000	2,353,573	(26,427)
Feb 05	Buy EUR	6,742,711	8,881,558	9,138,674	257,116
Feb 05	Buy GBP	198,016	380,000	377,999	(2,001)
Feb 05	Buy JPY	4,166,916,744	39,837,213	40,782,448	945,235
Feb 05	Buy KRW	3,000,959,155	2,736,553	2,898,626	162,073
Feb 05	Buy MXN	36,376,725	3,149,919	3,233,789	83,870
Feb 05	Buy NOK	2,025,000	325,097	333,229	8,132
Feb 05	Buy PLZ	8,723,348	2,623,563	2,877,556	253,993
May 05	Buy RUB	73,045,500	2,562,997	2,635,116	72,119
Feb 05	Buy SEK	57,552,029	8,337,582	8,649,500	311,918
Feb 05	Buy SGD	466,675	283,590	286,231	2,641
Feb 05	Buy TRL	1,951,488,000,000	1,232,000	1,408,323	176,323
Mar 05	Buy TRL	2,022,107,300,000	1,387,000	1,439,663	52,663
Jun 05	Buy TRL	2,108,422,250,000	1,397,000	1,439,841	42,841

			$81,067,819	$83,515,204	$2,447,385

SALE CONTRACTS
SETTLEMENT MONTH	TYPE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Feb 05	Sell CAD	8,381,548	$6,896,292	$6,976,043	$(79,751)
Jul 05	Sell CNY	19,479,348	2,414,784	2,353,573	61,211
Feb 05	Sell DKK	27,854,061	4,864,063	5,075,653	(211,590)
Feb 05	Sell EUR	23,582,459	30,774,338	31,962,275	(1,187,937)
Feb 05	Sell GBP	2,397,919	4,415,673	4,577,475	(161,802)
Feb 05	Sell JPY	1,319,911,006	12,593,360	12,918,233	(324,873)
Feb 05	Sell MXN	31,083,489	2,724,470	2,763,235	(38,765)
Feb 05	Sell PLZ	8,723,348	2,657,558	2,877,556	(219,998)
Feb 05	Sell RUB	73,045,500	2,602,260	2,635,116	(32,856)
Mar 05	Sell TRL	1,951,488,000,000	1,325,739	1,408,323	(82,583)

			$71,268,537	$73,547,482	$(2,278,944)

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Foreign Bonds	47.8%
U.S. Government Agency Mortgage-Backed Securities	7.8
U.S. Treasury Obligations	5.8
Collateralized Mortgage Obligations	2.8
Asset-Backed Securities	1.8
Financial Services	1.7
U.S. Government Agency Obligations	1.7
Oil & Gas	0.9
Utilities	0.9
Municipal Bonds	0.6
Financial — Bank & Trust	0.4
Insurance	0.4
Real Estate	0.3
Automobile Manufacturers	0.2
Sovereign Issues	0.2
Telecommunications	0.2
Broadcasting	0.1
Building Materials	0.1
Computer Hardware	0.1
Consumer Products & Services	0.1
Containers & Packaging	0.1
Entertainment & Leisure	0.1
Food	0.1
Medical Supplies & Equipment	0.1
Pharmaceuticals	0.1
Retail & Merchandising	0.1

74.5
Liabilities in excess of other assets	25.5

100.0%

See Notes to Financial Statements.

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 95.0%
CORPORATE OBLIGATIONS — 94.4%
AEROSPACE — 1.6%
Argo-Tech Corp., Sr. Notes
9.25%, 06/01/11	B3		$2,000	$2,205,000
BE Aerospace, Inc., Sr. Sub. Notes
8.00%, 03/01/08	Caa3		625	628,906
8.875%, 05/01/11	Caa3		1,000	1,050,000
K & F Acquisition, Inc., Sr. Sub. Notes
7.75%, 11/15/14 144A	Caa1		3,000	3,112,500
Sequa Corp., Sr. Notes
9.00%, 08/01/09	B1		1,750	1,981,875
Standard Aero Holdings, Inc., Sr. Sub. Notes
8.25%, 09/01/14 144A	Caa1		1,250	1,356,250
TransDigm, Inc., Gtd. Notes
8.375%, 07/15/11	B3		2,000	2,155,000
Vought Aircraft Industry, Sr. Notes
8.00%, 07/15/11	B2		500	488,750

				12,978,281

AIRLINES — 0.2%
Continental Airlines, Inc., Notes
8.00%, 12/15/05	Caa2		1,000	980,000
Northwest Airlines, Inc., Gtd. Notes
10.00%, 02/01/09	Caa1		1,000	847,500

				1,827,500

AUTOMOTIVE PARTS — 2.9%
Accuride Corp., Sr. Sub. Notes, Series B
9.25%, 02/01/08	Caa1		800	816,000
Advanced Accessory System, Sr. Notes
10.75%, 06/15/11	B3		2,250	2,148,750
Affinia Group, Inc., Sr. Sub. Notes
9.00%, 11/30/14 144A	Caa1		1,500	1,571,250
Allied Holdings, Inc., Gtd. Notes, Series B
8.625%, 10/01/07	Caa1		1,000	806,250
Collins & Aikman Products, Sr. Sub. Notes
12.875%, 08/24/12 144A	B3		250	217,188
Dana Corp., Notes
9.00%, 08/15/11	Ba3		550	679,454
Delco Remy International, Inc., Sr. Sub. Notes
9.375%, 04/15/12	B3		2,250	2,317,500
Foamex L.P., Gtd. Notes
9.875%, 06/15/07	Caa2		325	268,125
10.75%, 04/01/09	B3		1,525	1,498,313
Goodyear Tire & Rubber Co., Notes
7.857%, 08/15/11	B2		3,000	3,059,999
Schefenaccker AG, Sr. Sub. Notes (Netherlands)
9.50%, 02/11/14	B2	EUR	1,000	1,165,557
Stoneridge, Inc., Gtd. Notes
11.50%, 05/01/12	B2		750	875,625
Tenneco Automotive, Inc., Sr. Sub. Notes
8.625%, 11/15/14 144A(cost $500,000; purchased 11/09/04)(g)	B3		500	522,500
TRW Automotive, Inc., Sr. Sub. Notes
11.00%, 02/15/13	B2		3,721	4,502,409
United Components, Inc., Sr. Sub. Notes
9.375%, 06/15/13	B3		1,750	1,907,500

				22,356,420

BUILDING MATERIALS — 3.4%
ACIH, Inc., Sr. Disc. Notes, Zero Coupon (until 12/15/07)
11.50%, 12/15/05 144A(cost $628,461; purchased 12/21/04)(g)	Caa3		875	636,563

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Associated Materials, Inc., Gtd. Notes
9.75%, 04/15/12	B3		$1,125	$1,262,813
Associated Materials, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/09)
11.25%, 03/01/14	Caa2		2,650	1,921,250
Culligan Finance Corp. BV, Sr. Notes (Netherlands)
8.00%, 10/01/14 144A(cost $1,395,131; purchased 09/21/04)(g)	B3	EUR	1,125	1,613,259
8.00%, 10/01/14 144A(cost $155,028; purchased 09/21/04)(g)	B3	EUR	125	179,251
Erico International Corp., Sr. Sub. Notes
8.875%, 03/01/12	B3		1,875	1,978,125
FIMEP SA, Sr. Notes (France)
10.50%, 02/15/13(l)	B1		3,500	4,165,000
Goodman Global Holdings, Sr. Sub. Notes
7.875%, 12/15/12 144A(cost $625,000; purchased 12/15/04)(g)	Caa1		625	621,875
Grohe Holding GMBH, Sr. Notes (Germany)
8.625%, 10/01/14	B3	EUR	5,000	7,339,949
Norcraft Cos. LLC, Sr. Sub. Notes
9.00%, 11/01/11	B3		1,350	1,464,750
Norcraft Holdings, Sr. Disc. Notes, Zero Coupon (until 09/01/08)
9.75%, 09/01/12	Caa1		750	566,250
Nortek, Inc., Sr. Sub. Notes
8.50%, 09/01/14 144A	B3		$2,000	2,100,000
Sanitec International SA, Sr. Notes (Luxembourg)
9.00%, 05/15/12	B3	EUR	2,000	3,044,719

				26,893,804

CAPITAL GOODS — OTHERS — 0.7%
Altra Industrial Motion, Sec’d. Notes
9.00%, 12/01/11 144A (cost $883,750; purchased 11/22/04-12/21/04)(g)	B3		875	892,500
Columbus Mckinnon Corp., Sec’d. Notes
10.00%, 08/01/10	B3		425	480,250
Mueller Group, Inc., Sr. Sub. Notes.
10.00%, 05/01/12	Caa1		1,525	1,669,875
Rexnord Corp., Gtd. Notes
10.125%, 12/15/12	B3		2,700	3,064,500

				6,107,125

CHEMICALS — 9.0%
Avecia Group, Gtd. Notes (United Kingdom)
11.00%, 07/01/09(l)	Caa3		750	776,250
BCP Caylux Holdings LUX SCA, Sr. Sub. Notes (Luxembourg)
9.625%, 06/15/14 144A(l)	B2		4,000	4,530,000
Borden US Financial/ Nova Scotia, Sec’d. Notes
9.00%, 07/15/14 144A	B3		1,000	1,115,000
Compass Minerals Group, Inc., Gtd. Notes
10.00%, 08/15/11	B3		1,625	1,836,250

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Compass Minerals International, Inc., Sr. Disc. Notes, Zero Coupon (until 06/01/08)
12.00%, 06/01/13	B-	(d)		$3,950	$3,219,250
Compass Minerals International, Inc., Sr. Notes, Zero Coupon (until 12/15/07)
12.75%, 12/15/12	B-	(d)		1,900	1,634,000
Crompton Corp., Sr. Notes
9.875%, 08/01/12 144A	B1			875	1,006,250
Crystal US Holdings, Sr. Disc. Notes, Zero Coupon (until 10/01/09)
10.50%, 10/01/14 144A (cost $2,515,994; purchased 10/05/04 - 10/28/04)(g)	Caa2			4,000	2,760,000
Dynea International Oy Co., Gtd. Notes (Finland)
12.25%, 08/15/10	Caa2		EUR	1,875	2,625,051
Equistar Chemical L.P., Gtd. Notes
10.125%, 09/01/08	B2			2,100	2,430,750
FMC Corp., Sec’d. Notes
10.25%, 11/01/09	Ba2			1,000	1,152,500
FMC Corp., Sr. Sub. Notes
7.75%, 07/01/11	Ba2			275	292,188
HMP Equity Holdings Corp., Sr. Disc. Notes, 05/15/08	CCC+	(d)		2,000	1,332,500
Huntsman Advanced Materials, Inc., Sec’d. Notes
11.00%, 07/15/10 144A	B2			1,975	2,360,125
Huntsman ICI Chemicals LLC, Gtd. Notes
10.125%, 07/01/09	B2			2,383	2,520,023
Huntsman International LLC, Sr. Sub. Notes (Luxembourg)
10.125%, 07/01/09	Caa1		EUR $	2,000	2,888,406
Huntsman LLC Co., Gtd. Notes
11.625%, 10/15/10	B2			1,500	1,781,250
Invista Co., Notes
9.25%, 05/01/12 144A	B1			3,500	3,920,000
Kranton Polymers LLC, Sr. Sub. Notes
8.125%, 01/15/14 144A	B3			2,500	2,618,750
LBC Luxembourg Holdings SA, Gtd. Notes (Luxembourg)
11.00%, 05/15/14	Caa1		EUR	1,375	2,074,555
Lyondell Chemical Co., Gtd. Notes
9.50%, 12/15/08	B1			3,000	3,270,000
10.875%, 05/01/09	B3			2,500	2,656,250
Lyondell Chemical Co., Sec’d. Notes
9.875%, 05/01/07	B1			298	313,645
Rhodia SA, Sr. Notes (France)
7.625%, 06/01/10(l)	B3			550	554,125
10.25%, 06/01/10(l)	B3			1,750	1,977,500
Rhodia SA, Sr. Sub. Notes (France)
8.875%, 06/01/11(l)	Caa1			2,000	2,025,000
9.25%, 06/01/11(l)	Caa1			4,250	5,935,673
Rockwood Specialties, Inc., Sr. Sub. Notes
10.625%, 05/15/11	B3			2,375	2,743,125
7.625%, 11/15/14 144A (cost $5,322,991; purchased 11/05/04-12/13/04)(g)	B3			4,000	5,606,904

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
United Agricultural Products Holding Corp., Sr. Disc. Notes, Zero Coupon (until 01/15/08)
10.75%, 07/15/12 144A	B3		$3,250	$2,567,500
United Agricultural Products Holding Corp., Sr. Notes
8.25%, 12/15/11 144A	B3		655	705,763

				71,228,583

CONGLOMERATES — 2.8%
Amsted Industries, Inc., Sr. Notes
10.25%, 10/15/11 144A	B3		1,500	1,702,500
Blount, Inc., Sr. Sub. Notes
8.875%, 08/01/12	Caa1		1,375	1,498,750
Bombardier, Inc., Notes (Canada)
6.75%, 05/01/12 144A(l)	Ba2		5,000	4,612,500
Eagle Picher Industries, Inc., Sr. Notes
9.75%, 09/01/13	B3		2,000	2,010,000
Invensys PLC, Sr. Notes (United Kingdom)
9.875%, 03/15/11 144A(l)	B3		3,000	3,240,000
Mark IV Industries, Inc., Sr. Sub. Notes
7.50%, 09/01/07	Caa1		2,750	2,695,000
Noma Luxembourg SA, Sr. Notes (Luxembourg)
9.75%, 07/15/11	B3	EUR	1,500	2,039,140
Park-Ohio Industries, Inc., Sr. Sub. Notes
8.375%, 11/15/14 144A	Caa1		1,500	1,507,500
Polypore, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/08)
10.50%, 10/01/12 144A (cost $802,918; Purchased 12/02/04-12/20/04)(g)	Caa2		$1,250	806,250
Polypore, Inc., Sr. Sub. Notes
8.75%, 05/15/12	Caa1		1,000	1,050,000
8.75%, 05/15/12	Caa1		750	1,062,763

				22,224,403

CONSUMER CYCLICAL — SERVICES — 1.4%
Brand Services, Inc., Gtd. Notes
12.00%, 10/15/12	B3		1,625	1,828,125
Brickman Group Ltd., Gtd. Notes, Series B
11.75%, 12/15/09	B2		2,000	2,350,000
Interline Brands, Inc., Sr. Sub. Notes
11.50%, 05/15/11	Caa1		1,750	1,977,500
United Rentals NA, Inc., Sr. Notes
7.75%, 11/15/13	B2		4,000	3,940,000
Williams Scotsman, Inc., Gtd. Notes
9.875%, 06/01/07	B3		1,250	1,256,250

				11,351,875

CONSUMER PRODUCTS — 6.0%
Aearo Co., Sr. Sub. Notes
8.25%, 04/15/12	B3		1,125	1,164,375
Alltrista Corp., Gtd. Notes
9.75%, 05/01/12	B2		1,500	1,672,500
Ames True Temper, Inc., Sr. Sub. Notes
10.00%, 07/15/12	Caa1		1,500	1,545,000
Bombardier Recreational, Sr. Sub. Notes (Canada)
8.375%, 12/15/13(l)	B3		1,000	1,072,500
Briggs & Stratton Corp., Gtd. Notes
8.875%, 03/15/11	Ba1		2,125	2,565,938

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Chattem, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2		$1,500	$1,552,500
FTD, Inc., Gtd. Notes
7.75%, 02/15/14	B3		1,950	2,018,250
Johnsondiversey Holdings, Inc., Disc. Notes, Zero Coupon (until 05/15/07)
10.67%, 05/15/13	B3		1,625	1,413,750
Jostens Holding Corp., Sr. Disc. Notes, Zero Coupon (until 12/01/08)
10.25%, 12/01/13	Caa2		4,500	3,217,499
Jostens IH Corp., Sr. Sub. Notes
7.625%, 10/01/12 144A	B3		2,625	2,743,125
Leiner Health Products, Sr. Sub. Notes
11.00%, 06/01/12	B3		750	823,125
Norcross Safety Products, Sr. Sub. Notes
9.875%, 08/15/11	B3		1,500	1,665,000
NSP Holdings Capital Corp., Sr. Notes
11.75%, 01/01/12 144A(cost $500,000; purchased 12/16/04)(g)	Caa1		500	507,500
Playtex Products, Inc., Gtd. Notes
9.375%, 06/01/11	Caa1		2,875	3,083,438
Prestige Brands, Inc., Sr. Sub. Notes
9.25%, 04/15/12 144A	Caa1		1,625	1,734,688
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3		1,625	1,811,875
Reddy Ice Group, Inc., Sr. Sub. Notes
8.875%, 08/01/11	B3		2,150	2,332,750
Safilo Capital International SA, Sr. Notes (Luxembourg)
9.625%, 05/15/13	Caa2	EUR	5,500	7,681,459
Sealy Mattress Co., Sr. Sub. Notes
8.25%, 06/15/14	Caa1		$1,750	1,863,750
Simmons Co., Sr. Disc. Notes, Zero Coupon (until 01/01/10)
9.625%, 12/15/14 144A (cost $848,153; purchased 12/10/04)(g)	Caa2		1,375	845,625
Sleepmaster LLC, Gtd. Notes
11.00%, 05/15/09(i) (cost $896,931; purchased 11/15/02)(g)	NR		1,000	272,500
Solo Cup Co., Sr. Sub. Notes
8.50%, 02/15/14	B3		1,500	1,567,500
True Temper Sports, Inc., Sr. Sub. Notes
8.375%, 09/15/11	B3		425	397,375
United Industries Corp., Gtd. Notes, Series D
9.875%, 04/01/09	B3		2,575	2,706,969
WH Holdings Ltd., Sr. Notes
9.50%, 04/01/11	B3		2,000	2,210,000

				48,468,991

DEFENSE — 0.9%
Alliant Techsystems, Inc., Gtd. Notes
8.50%, 05/15/11	B2		2,000	2,200,000
Communications & Power Industry, Sr. Sub. Notes
8.00%, 02/01/12	B3		1,500	1,597,500
DRS Technologies, Inc., Sr. Sub. Notes
6.875%, 11/01/13	B2		1,300	1,365,000
L-3 Communications Corp., Gtd. Notes
6.125%, 07/15/13	Ba3		2,000	2,075,000

				7,237,500

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
ELECTRIC — 3.6%
AES Corp., Sr. Notes
9.50%, 06/01/09	B2		$1,000	$1,142,500
Allegheny Energy Supply Co. LLC, Notes
8.25%, 04/15/12 144A	B3		2,000	2,245,000
Caithness Coso Funding Corp., Sec’d. Notes
9.05%, 12/15/09	Ba2		2,447	2,703,837
Calpine Canada Energy Finance Corp., Gtd. Notes (Canada)
8.50%, 05/01/08(l)	Caa1		4,225	3,485,625
Calpine Corp., Sec’d. Notes
8.75%, 07/15/13 144A	B	(d)	1,000	830,000
Calpine Corp., Sr. Notes
8.50%, 02/15/11	Caa1		1,900	1,458,250
CMS Energy Corp., Sr. Notes
8.90%, 07/15/08	B3		1,250	1,385,938
8.50%, 04/15/11	B3		1,000	1,141,250
Dynegy Holdings, Inc., Sec’d. Notes
10.125%, 07/15/13 144A	B3		1,500	1,725,000
Dynegy Holdings, Inc., Sr. Notes
8.75%, 02/15/12	Caa2		2,000	2,105,000
Midwest Generation LLC, Notes
8.75%, 05/01/34	B1		5,500	6,269,999
NRG Energy, Inc., Sec’d. Notes
8.00%, 12/15/13 144A	B2		2,250	2,463,750
Reliant Resource, Inc., Sec’d. Notes
9.25%, 07/15/10	B1		1,000	1,120,000
9.50%, 07/15/13	B1		750	855,938

				28,932,087

ENERGY — 1.9%
El Paso Production Holding Co., Gtd. Notes
7.75%, 06/01/13	B3		3,275	3,446,938
Evergreen Resources, Inc., Sr. Sub. Notes
5.875%, 03/15/12	Ba3		350	366,110
Foundation PA Coal Co., Sr. Notes
7.25%, 08/01/14 144A	B1		1,750	1,872,500
Inergy L.P. Finance, Sr. Notes
6.875%, 12/15/14 144A (cost $1,000,835; purchased 12/17/04)(g)	B1		1,000	1,010,000
Key Energy Services, Inc., Sr. Notes
6.375%, 05/01/13	Ba2		1,000	1,022,500
Pride International, Inc., Sr. Notes
7.375%, 07/15/14	Ba2		1,500	1,646,250
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%, 03/15/12	B2		715	815,100
Swift Energy Co., Sr. Sub. Notes
9.375%, 05/01/12	B3		2,675	3,009,375
Tesoro Petroleum Corp., Gtd. Notes, Series B
9.625%, 11/01/08	B3		2,275	2,491,125

				15,679,898

ENTERTAINMENT — 1.7%
AMC Entertainment, Inc., Sr. Sub. Notes
9.875%, 02/01/12	Caa1		1,625	1,779,375
Six Flags, Inc., Sr. Notes
9.75%, 04/15/13	B2		1,875	1,912,500
Universal City Development Partners Ltd., Sr. Notes
11.75%, 04/01/10	B2		4,000	4,745,000

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Warner Music Group, Sr. Sub. Notes
7.375%, 04/15/14 144A	B3	$2,000	$2,060,000
WMG Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 12/15/09)	Caa2	3,500	2,253,125
9.50%, 06/15/05 144A (cost $2,238,841; purchased 12/17/04–12/23/04)(g)
WMG Holdings Corp., Sr. Notes
6.905%, 03/15/05 144A(c) (cost $1,010,000; purchased 12/23/04)(g)	Caa2	1,000	1,012,500

			13,762,500

ENVIRONMENTAL — 0.9%
Allied Waste North America Co., Gtd. Notes, Series B
9.25%, 09/01/12	Ba3	4,000	4,350,000
Allied Waste North America, Sec’d. Notes
6.125%, 02/15/14	Ba3	2,000	1,890,000
Waste Services, Inc., Sr. Sub. Notes
9.50%, 04/15/14 144A (cost $1,017,500; purchased 05/04/04)(g)	Caa1	1,000	1,000,000

			7,240,000

FINANCE — 0.5%
Refco Finance Holdings LLC, Sr. Sub. Notes
9.00%, 08/01/12 144A	B3	4,000	4,400,000

FOOD — 4.7%
American Seafood Group LLC, Gtd. Notes
10.125%, 04/15/10	B3	3,225	3,466,875
Del Monte Corp., Gtd. Notes, Series B
9.25%, 05/15/11	B2	2,625	2,887,500
Dole Foods Co., Inc., Gtd. Notes
7.25%, 06/15/10	B2	1,000	1,032,500
Dole Foods Co., Inc., Sr. Notes
8.625%, 05/01/09	B2	4,000	4,370,000
Dominos, Inc., Sr. Sub. Notes
8.25%, 07/01/11	B3	602	660,695
Eagle Family Foods, Inc., Gtd. Notes, Series B
8.75%, 01/15/08	Caa2	2,200	1,705,000
Land O Lakes, Inc., Sec’d. Notes
9.00%, 12/15/10	B2	750	825,000
Land O’ Lakes, Inc., Sr. Notes
8.75%, 11/15/11	B3	2,250	2,250,000
Landry’s Restaurants, Inc., Sr. Notes
7.50%, 12/15/14 144A (cost $3,124,688; purchased 12/15/04- 12/20/04)(g)	B2	3,125	3,117,188
Michael Foods, Sr. Sub. Notes
8.00%, 11/15/13	B3	1,450	1,537,000
National Beef Packaging Co., Sr. Notes
10.50%, 08/01/11	B2	1,025	1,081,375
Pilgrim’s Pride Corp., Gtd. Notes
9.625%, 09/15/11	B1	2,200	2,486,000
Pilgrim’s Pride Corp., Sr. Sub. Notes
9.25%, 11/15/13	B2	2,250	2,531,250
Pinnacle Foods Holding Corp., Sr. Sub. Notes
8.25%, 12/01/13 144A (cost $919,581; purchased 11/09/04)(g)	B3	1,000	957,500
8.25%, 12/01/13 144A	B3	1,000	957,500

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Smithfield Foods, Inc., Sr. Notes
8.00%, 10/15/09	Ba2		$1,600	$1,780,000
7.75%, 05/15/13	Ba2		1,000	1,117,500
Swift & Co., Gtd. Notes
10.125%, 10/01/09	B1		1,250	1,400,000
Swift & Co., Sr. Sub. Notes
12.50%, 01/01/10	B2		1,950	2,213,250
United Biscuits, Co., Gtd. Notes (United Kingdom)
10.625%, 04/15/11	B1	EUR	750	1,090,798

				37,466,931

GAMING — 6.2%
Boyd Gaming Corp., Sr. Sub. Notes
8.75%, 04/15/12	B1		3,000	3,352,500
Global Cash Account/Finance Corp., Sr. Sub. Notes
8.75%, 03/15/12	Caa1		950	1,028,375
Herbst Gaming, Inc., Sr. Sub. Notes
7.00%, 11/15/14 144A (cost $1,513,350; purchased 11/05/04)(g)	B3		1,500	1,526,250
Isle of Capri Casinos, Inc., Gtd. Notes
9.00%, 03/15/12	B2		1,400	1,550,500
Isle of Capri Casinos, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2		675	691,875
Mandalay Resort Group, Sr. Notes
9.50%, 08/01/08	Ba2		1,500	1,721,250
Mandalay Resort Group, Sr. Sub. Notes
10.25%, 08/01/07	Ba3		425	482,375
9.375%, 02/15/10	Ba3		4,550	5,323,500
MGM Grand, Inc., Gtd. Notes
8.375%, 02/01/11	Ba2		5,900	6,681,749
MGM Mirage, Inc., Sr. Notes
5.875%, 02/27/14	Ba1		$3,000	2,962,500
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
8.00%, 04/01/12	Ba3		1,100	1,199,000
MTR Gaming Group, Inc., Gtd. Notes, Series B
9.75%, 04/01/10	B2		2,350	2,596,750
Park Place Entertainment Corp., Sr. Sub. Notes
7.875%, 03/15/10	Ba2		4,000	4,525,000
Penn National Gaming, Inc., Gtd. Notes, Series B
11.125%, 03/01/08	B2		1,850	1,984,125
Pinnacle Entertainment, Inc., Sr. Sub. Notes
8.25%, 03/15/12	Caa1		1,000	1,067,500
River Rock Entertainment, Sr. Notes
9.75%, 11/01/11	B2		950	1,069,938
Seneca Gaming Corp., Sr. Notes
7.25%, 05/01/12	B2		750	793,125
Station Casinos, Inc., Sr. Sub. Notes
6.875%, 03/01/16	B1		2,250	2,354,063
Sun International Hotels Ltd., Gtd. Notes
8.875%, 08/15/11	B2		2,750	3,018,125
Venetian Casino/LV Sands, Gtd. Notes
11.00%, 06/15/10	B2		2,000	2,292,500
Wynn Las Vegas, LLC Corp., First Mortgage
6.625%, 12/01/14 144A	B2		4,000	3,980,000

				50,201,000

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
HEALTH CARE — 3.4%
Alliance Imaging, Sr. Sub. Notes
7.25%, 12/15/12 144A (cost $1,002,020; purchased 12/09/04)(g)	B3		$1,000	$1,022,500
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	Caa1		2,375	2,535,313
CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon (until 01/01/10)
9.625%, 01/01/15 144A (cost $2,782,114; purchased 12/08/04)(g)	Caa2		4,500	2,818,125
Concentra Operating Corp., Gtd. Notes
9.50%, 08/15/10	B3		600	681,000
Fisher Scientific International, Inc., Sr. Sub. Notes
8.00%, 09/01/13	B2		4,200	4,788,000
Medical Device Manufacturing, Inc., Sr. Sub. Debs.
10.00%, 07/15/12 144A	Caa1		1,500	1,623,750
Nyco Holdings, Sr. Notes (Denmark)
11.50%, 03/31/13	B3	EUR	750	1,208,033
Quintiles Transnational Corp., Sr. Sub.
10.00%, 10/01/13	B3		2,000	2,250,000
Sybron Dental Specialties, Inc., Gtd. Notes
8.125%, 06/15/12	B2		1,625	1,779,375
Tenet Healthcare Corp., Notes
7.375%, 02/01/13	B1		1,750	1,706,250
Tenet Healthcare Corp., Sr. Notes
9.875%, 07/01/14 144A	B3		1,500	1,642,500
US Oncology, Inc., Sr. Notes
9.00%, 08/15/12 144A	B2		$1,750	1,964,375
Vanguard Health Holdings II, Sr. Sub. Notes
9.00%, 10/01/14 144A	Caa1		1,500	1,612,500
VWR International, Inc., Sr. Sub. Notes (Germany)
8.00%, 04/15/14 144A(l) (cost $1,256,250; purchased 04/07/04-06/02/04)(g)	B3		1,250	1,340,625

				26,972,346

LODGING — 1.3%
Cornell Cos., Inc., Sr. Notes
10.75%, 07/01/12	B3		1,000	1,075,000
Gaylord Entertainment Co., Sr. Notes
6.75%, 11/15/14 144A	B3		1,000	1,010,000
HMH Properties, Inc., Gtd. Notes, Series B
7.875%, 08/01/08	Ba3		928	958,160
Host Marriott L.P., Sr. Notes
7.00%, 08/15/12 144A	Ba3		1,500	1,593,750
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes
7.375%, 05/01/07	Ba1		4,125	4,418,906
7.875%, 05/01/12	Ba1		1,500	1,721,250

				10,777,066

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
MEDIA — BROADCAST TOWERS — 0.7%
American Tower Corp., Sr. Notes
7.125%, 10/15/12 144A (cost $506,250; purchased 11/29/04)(g)	Caa1		$500	$513,750
7.50%, 05/01/12	Caa1		2,000	2,110,000
Crown Castle International Corp., Sr. Notes
7.50%, 12/01/13	B3		3,000	3,240,000

				5,863,750

MEDIA — BROADCASTING & RADIO — 0.7%
Sinclair Broadcasting Group, Inc., Gtd.
8.00%, 03/15/12	B2		3,650	3,896,375
XM Satellite Radio, Inc., Sec’d. Notes, Zero Coupon (until 12/31/05)
14.00%, 12/31/09	Caa1		1,782	1,826,977

				5,723,352

MEDIA — CABLE — 5.3%
Adelphia Communications Corp., Sr. Notes
10.25%, 06/15/11 (cost $2,500,000; purchased 07/14/04-12/23/04)(g)(i)	NR		2,500	2,543,750
Cablevision Systems Corp. Holdings, Inc., Sr. Notes
7.875%, 12/15/07	B1		2,000	2,155,000
8.125%, 07/15/09	B1		2,200	2,417,250
Cablevision Systems Corp., Sr. Notes
8.00%, 04/15/12 144A	B3		3,000	3,217,500
Charter Communications Holdings LLC, Sr. Disc. Notes, Zero Coupon (until 05/15/06)
11.75%, 05/15/11	Ca		4,950	3,663,000
Charter Communications Holdings LLC, Sr. Notes
10.25%, 09/15/10	Caa1		3,750	3,993,750
10.00%, 05/15/11	Ca		7,000	6,019,999
CSC Holdings, Inc., Sr. Sub. Notes
10.50%, 05/15/16	B2		425	484,500
Ono Finance PLC, Gtd. Notes (United Kingdom)
10.50%, 05/15/14	Caa2	EUR	2,000	3,119,478
10.50%, 05/15/14	Caa2	EUR	1,500	2,339,609
Rogers Cablesystems Ltd., Gtd. Notes
11.00%, 12/01/15	Ba3		750	840,000
Tele Columbus AG & Co., Sr. Notes (Germany)
9.375%, 04/15/12	B3	EUR	1,250	1,805,254
Tele Columbus AG & Co., Sr. Sub. Notes (Germany)
9.375%, 04/15/12	B3	EUR	1,500	2,166,304
Telenet Communication NV, Sr. Notes (Belgium)
9.00%, 12/15/13	B3	EUR	3,750	5,708,849
Telenet Group Holdings NV, Disc. Notes, Zero Coupon (until 12/15/08) (Belgium)
11.50%, 06/15/14 144A(l)	Caa2		3,250	2,486,250

				42,960,493

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
MEDIA — NON CABLE — 1.2%
DIRECTV Holdings LLC, Sr. Notes
8.375%, 03/15/13	B1			$3,000	$3,378,750
Echostar DBS Corp., Sr. Notes
5.75%, 10/01/08	Ba3			2,000	2,035,000
Lamar Media Corp., Gtd. Notes
7.25%, 01/01/13	Ba3			1,525	1,654,625
PanAmSat Corp., Sr. Notes
9.00%, 08/15/14 144A	B1			2,500	2,803,125

					9,871,500

METALS — 2.0%
AK Steel Corp., Gtd. Notes
7.75%, 06/15/12	B3			3,000	3,105,000
Almatis Holding BV, Sr. Notes (Netherland)
9.00%, 07/15/12	B3		EUR	500	762,337
Euramax International PLC, Sr. Sub. Notes
8.50%, 08/15/11	B2			3,000	3,217,500
Neenah Corp., Sec’d. Notes
11.00%, 09/30/10 144A	B2			2,000	2,220,000
OM Group, Inc., Gtd. Notes
9.25%, 12/15/11	Caa1			2,250	2,407,500
Ryerson Tull, Inc., Notes
9.125%, 07/15/06	B1			1,900	1,947,500
United States Steel Corp., Sr. Notes
9.75%, 05/15/10	B1			1,956	2,239,620

					15,899,457

PACKAGING — 4.6%
Clondalkin Industries BV, Sr. Notes (Netherlands)
8.00%, 03/15/14	B3		EUR	1,500	2,171,401
Consolidated Container Co., Gtd. Notes
10.125%, 07/15/09	Caa2			1,500	1,477,500
Constar International, Inc., Sr. Sub. Notes
11.00%, 12/01/12	Caa1			$1,000	1,042,500
Crown European Holdings SA, Sec’d. Notes (France)
9.50%, 03/01/11(l)	B1			3,000	3,435,000
Crown European Holdings SA, Sec’d. Notes (France)
10.25%, 03/01/11	B+	(d)	EUR	1,500	2,385,483
Graham Packaging Co. Sub. Notes
9.875%, 10/15/14 144A	Caa2			6,500	6,971,250
Graham Packaging International Corp., Sr. Sub. Notes
9.50%, 08/15/13	B3			3,500	3,998,750
Huntsman Packaging Corp., Gtd. Notes
13.00%, 06/01/10	Caa2			2,800	2,744,000
Impress Group BV, Sr. Notes (Netherland)
10.50%, 05/25/07	B2		EUR	1,600	2,346,520
Owens-Brockway Glass Container, Inc., Gtd. Notes
8.875%, 02/15/09	B2			1,150	1,254,938
8.25%, 05/15/13	B3			4,500	4,972,500
Owens-Illinois, Inc., Sr. Notes
8.10%, 05/15/07	Caa1			2,000	2,140,000
Pliant Corp., Sec’d. Notes
11.125%, 09/01/09	B3			500	547,500
Portola Packaging, Inc., Sr. Notes
8.25%, 02/01/12	Caa1			500	397,500
Russell Stanley Holdings, Inc., Sr. Sub. Notes
9.00%, 11/30/08 [PIK] 144A (cost $967,227; purchased 02/05/99-11/30/04)(g)(o)	NR			341	0

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Tekni-Plex, Inc., Gtd. Notes
12.75%, 06/15/10	B3		$625	$596,875
Tekni-Plex, Inc., Sec’d. Notes
8.75%, 11/15/13 144A (cost $741,330; purchased 11/15/04-12/01/04)(g)	B2		750	750,000

				37,231,717

PAPER — 2.9%
Ainsworth Lumber Ltd., Sr. Notes (Canada)
7.25%, 10/01/12(l) 144A	B2		1,000	1,022,500
Boise Cascade LLC., Sr. Notes
7.125%, 10/15/14 144A	B2		1,000	1,062,500
Georgia-Pacific Corp., Gtd. Notes
9.375%, 02/01/13	Ba2		7,000	8,189,999
Jefferson Smurfit Corp., Gtd. Notes
7.50%, 06/01/13	B2		1,200	1,287,000
Jefferson Smurfit Corp., Sr. Notes (Ireland)
9.625%, 10/01/12(l)	B3		1,750	1,960,000
Jefferson Smurfit Corp., Sub. Notes (Ireland)
15.50%, 10/01/13 [PIK](l)	Caa1		2,105	2,473,862
JSG Funding PLC, Sr. Notes (Ireland)
10.125%, 10/01/12	B3	EUR	1,000	1,549,545
Riverside Forest Products Ltd., Sr. Notes
7.875%, 03/01/14	B2		975	1,077,375
Stone Container Finance, Gtd. Notes
7.375%, 07/15/14	B2		500	535,000
Stone Container Corp., Sr. Notes
9.75%, 02/01/11	B2		$1,500	1,650,000
Tembec Industries, Inc., Gtd. Notes
8.50%, 02/01/11(l)	Ba3		2,500	2,525,000

				23,332,781

PIPELINES — 4.0%
El Paso Corp., Notes
7.875%, 06/15/12	Caa1		6,500	6,833,124
El Paso Corp., Sr. Notes
6.95%, 12/15/07	Caa1		1,000	1,052,500
8.05%, 10/15/30	Caa1		1,575	1,531,688
7.80%, 08/01/31	Caa1		5,000	4,824,999
Pacific Energy Partners L.P., Sr. Notes
7.125%, 06/15/14	Ba2		1,750	1,872,500
Southern Natural Gas Co., Notes
8.00%, 03/01/32	B1		750	822,188
Tennessee Gas Pipeline Co., Bonds
8.375%, 06/15/32	B1		1,575	1,783,688
Tennessee Gas Pipeline Co., Debs.
7.50%, 04/01/17	B1		1,750	1,938,125
Transcontinental Gas Pipe Co., Sr. Notes, Series B
8.875%, 07/15/12	B1		1,875	2,289,844
Williams Cos., Inc., Notes
8.125%, 03/15/12	B3		2,000	2,320,000
7.625%, 07/15/19	B3		4,000	4,420,000
7.875%, 09/01/21	B3		2,000	2,240,000

				31,928,656

PUBLISHING — 6.9%
Advanstar Communications, Inc., Gtd. Notes
12.00%, 02/15/11	Caa2		2,000	2,167,500
Advanstar Communications, Inc., Sec’d. Notes
10.75%, 08/15/10	B3		425	481,844

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Advanstar, Inc., Gtd. Notes, Zero Coupon (until 10/15/05)
15.00%, 10/15/11 (cost $919,806; purchased 02/14/01-12/12/03)(g)	NR			$1,000	$851,250
Advertising Direct Solutions, Sr. Notes
9.25%, 11/15/12 144A (cost $1,411,711; purchased 10/28/04)(g)	Caa1			1,375	1,450,625
American Media Operations, Inc., Gtd. Notes, Series B
10.25%, 05/01/09	B2			1,650	1,746,938
Dex Media East LLC, Gtd. Notes
12.125%, 11/15/12	Caa1			2,437	2,982,279
Dex Media West Finance, Sr. Sub. Notes
9.875%, 08/15/13	Caa1			4,395	5,087,213
Dex Media, Inc., Disc. Notes, Zero Coupon (until 11/15/08)
9.00%, 11/15/13	B3			7,500	5,915,624
Houghton Mifflin Co., Sr. Disc. Notes, Zero Coupon (until 10/15/08)
11.50%, 10/15/13	Caa1			1,325	980,500
Houghton Mifflin Co., Sr. Sub. Notes
9.875%, 02/01/13	B3			1,000	1,100,000
Lighthouse International Co. SA, Sr. Notes (Luxembourg)
8.00%, 04/30/14	B3		EUR	3,500	4,923,882
8.00%, 04/30/14	B3		EUR	5,500	7,737,528
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06)
13.75%, 07/15/11	B2			$1,700	1,691,500
Quebecor Media, Inc., Sr. Notes
11.125%, 07/15/11	B2			2,475	2,840,063
Vertis, Inc., Gtd. Notes, Series B
10.875%, 06/15/09	B3			1,750	1,907,500
Vertis, Inc., Sec’d. Notes
9.75%, 04/01/09	B2			750	817,500
Yell Finance BV, Sr. Disc. Notes, Zero Coupon (until 08/01/06) (Netherlands)
13.50%, 08/01/11(l)	B1			1,360	1,343,000
Yell Finance BV, Sr. Notes (Netherlands)
10.75%, 08/01/11(l)	B1			1,137	1,318,920
Ziff Davis Media, Inc., Gtd. Notes, Series B
12.00%, 08/12/09 [PIK]	CC	(d)		414	444,553
WDAC Subsidiary Corp., Sr. Notes
8.375%, 12/01/14 144A	B2			1,000	991,250
8.50%, 12/01/14 144A	Caa1		EUR	6,500	8,790,947

					55,570,416

REAL ESTATE
CB Richard Ellis Service, Sr. Notes
9.75%, 05/15/10	B1			439	502,655

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
RETAILERS — 0.9%
General Nutrition Center, Sr. Sub. Notes
8.50%, 12/01/10	B3		$1,225	$1,163,750
PCA International, Inc., Sr. Notes
11.875%, 08/01/09	B3		1,200	1,062,000
Penney, (J.C.) Co., Inc., Notes
9.00%, 08/01/12	Ba3		3,000	3,712,500
Victoria Acquisition III BV, Sr. Notes (Netherlands)
7.875%, 10/01/14 144A	B3	EUR	1,000	1,372,842

				7,311,092

RETAILERS — FOOD & DRUG — 1.1%
Brake Brothers Finance PLC, Sr. Notes (United Kingdom)
12.00%, 12/15/11	B3	GBP	1,000	2,227,086
Couche-Tard Corp., Sr. Sub. Notes
7.50%, 12/15/13	Ba3		1,500	1,616,250
Jean Coutu Group (PJC), Inc., Sr. Sub. Notes (Canada)
8.50%, 08/01/14 144A(l)	B3		1,750	1,802,500
Rite Aid Corp., Sec’d. Notes
8.125%, 05/01/10	B2		1,500	1,593,750
6.875%, 08/15/13	Caa1		2,025	1,832,625

				9,072,211

TECHNOLOGY — 3.0%
Activant Solutions, Sr. Notes
10.50%, 06/15/11	B2		2,025	2,187,000
AMI Semiconductor, Inc., Gtd. Notes
10.75%, 02/01/13	B3		1,500	1,770,000
Amkor Technology, Inc., Notes
5.00%, 03/15/07	B3		375	355,313
9.25%, 02/15/08	B3		1,250	1,284,375
Flextronics International Ltd., Sr. Sub. Notes
6.25%, 11/15/14 144A	Ba2		$750	746,250
Lucent Technologies, Debs.
6.45%, 03/15/29	Caa1		2,250	2,047,500
Lucent Technologies, Inc., Notes
5.50%, 11/15/08	Caa1		1,000	1,032,500
Nortel Networks Ltd., Notes (Canada)
6.125%, 02/15/06(l)	B3		1,000	1,022,500
Riverdeep Group Ltd., Sr. Notes (Ireland)
9.25%, 04/15/11	B3	EUR	750	1,100,992
Telex Communications, Inc., Secd. Notes
11.50%, 10/15/08	B3		800	876,000
TSI Telecommunication Services, Inc., Gtd. Notes
12.75%, 02/01/09	B3		1,250	1,431,250
Worldspan L.P., Sr. Notes
9.625%, 06/15/11	B2		3,000	3,000,000
Xerox Corp., Gtd. Notes
9.75%, 01/15/09	B1		5,000	5,900,000
Xerox Corp., Sr. Notes
7.625%, 06/15/13	B1		1,250	1,378,125

				24,131,805

TELECOMMUNICATIONS — 2.7%
Alaska Communications Systems Holdings, Inc., Gtd. Notes
9.875%, 08/15/11	B2		1,525	1,647,000
Cincinnati Bell, Inc., Gtd. Notes
7.25%, 07/15/13	B2		1,000	1,032,500
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%, 01/15/14	B3		3,000	3,052,500

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Citizens Communications, Sr. Notes
6.25%, 01/15/13	Ba3		$1,000	$1,012,500
Eircom Funding, Sr. Sub. Notes (Ireland)
8.25%, 08/15/13(l)	B1		1,000	1,110,000
Inmarsat Finance II Ltd, Gtd. Notes, Zero Coupon (until 11/15/08)
10.375%, 11/15/12 144A	Caa1		2,000	1,450,000
Inmarsat Finance PLC, Gtd. (United Kingdom)
7.625%, 06/30/12(l)	B2		1,000	1,045,000
Qwest Capital Funding Co., Gtd. Notes
7.90%, 08/15/10	Caa2		1,000	1,015,000
Qwest Corp., Notes
9.125%, 03/15/12 144A	Ba3		3,000	3,480,000
Qwest Services Corp., Notes
14.00%, 12/15/10 144A	Caa1		5,750	6,943,125

				21,787,625

TELECOMMUNICATIONS — CELLULAR — 3.6%
Alamosa Delaware, Inc., Gtd. Notes, Zero Coupon (until 7/31/05)
12.00%, 07/31/09	Caa1		750	817,500
Alamosa Delaware, Inc., Notes
8.50%, 01/31/12	Caa1		2,000	2,195,000
American Cellular Corp., Sr. Notes, Series B
10.00%, 08/01/11	B3		1,750	1,509,375
Centennial Cellular Operating Co., Gtd. Notes
10.125%, 06/15/13	Caa1		1,500	1,691,250
Horizon PCS, Inc., Sr. Notes
11.375%, 07/15/12 144A	B3		500	562,500
Nextel Communications, Inc., Sr. Notes
7.375%, 08/01/15	B2		6,750	7,458,750
Nextel Communications, Sr. Notes
5.95%, 03/15/14	B2		2,500	2,600,000
Nextel Partners, Inc., Sr. Notes
12.50%, 11/15/09	Caa1		838	953,225
8.125%, 07/01/11	Caa1		2,000	2,230,000

Oskar Mobil AS, Sec’d. Notes (Czech Republic)
7.50%, 10/15/11 144A	B1	EUR	750	1,118,832
Rogers Wireless, Inc., Sr. Sec’d. Notes
6.375%, 03/01/14	Ba3		1,875	1,865,625
Rogers Wireless Communications, Inc., Sec’d. Notes
7.50%, 03/15/15 144A	Ba3		1,000	1,060,000
Rogers Wireless Communications, Inc., Sr. Sub. Notes
8.00%, 12/15/12 144A	B2		500	531,250
Triton PCS, Inc., Gtd. Notes
8.75%, 11/15/11	B3		1,000	795,000
8.50%, 06/01/13	B2		1,750	1,697,500
US Unwired, Inc., Sec’d. Notes
10.00%, 06/15/12	Caa1		1,750	1,981,875

				29,067,682

TEXTILE — 1.0%
Collins & Aikman Corp., Gtd. Notes
9.75%, 02/15/10	B2		1,375	1,485,000
Phillips Van Heusen Corp., Sr. Notes
8.125%, 05/01/13	B2		1,000	1,090,000
Propex Fabrics, Inc., Sr. Notes
10.00%, 12/01/12 144A (cost $1,750,000; purchased 11/23/04)(g)	Caa1		1,750	1,824,375

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Russell Corp., Gtd. Notes
9.25%, 05/01/10	B1	$1,050	$1,131,375
Warnaco Group, Inc., Sr. Notes
8.875%, 06/15/13	B2	2,000	2,210,000

			7,740,750

TRANSPORTATION — 0.7%
Petroleum Helicopters, Inc., Gtd. Notes, Series B
9.375%, 05/01/09	B1	2,425	2,667,500
Stena AB, Sr. Notes (Sweden)
9.625%, 12/01/12(l)	Ba3	1,500	1,702,500
7.50%, 11/01/13(l)	Ba3	1,000	1,052,500

			5,422,500

TOTAL CORPORATE OBLIGATIONS (Cost $705,960,997)			759,524,752

		SHARES
COMMON STOCK CHEMICALS
General Chemicals Industry Products* (cost $854,314; purchased 01/27/00 - 11/07/02)(g)(o)		386	107,621

PACKAGING
Russell Stanley Holdings, Inc.* (cost $523,314; purchased 02/05/99-03/30/99)(g)(o)		39,000	0

TOTAL COMMON STOCK (Cost $1,377,628)			107,621

PREFERRED STOCK — 0.5%
PUBLISHING — 0.5%
Primedia, Inc., Series D, 10.00%		8,475	851,738
Primedia, Inc., Series F, 9.20%		17,250	1,664,625
Primedia, Inc., Series H, 8.625%		13,100	1,205,200
Ziff Davis Media, Inc., Series E, 10.00%		108	7,479

			3,729,042

		SHARES
RETAILERS
General Nutrition Center, Series A, 12.00% [PIK]*		1,000	97,250

TOTAL PREFERRED STOCK (Cost $4,738,381)			3,826,292

		UNITS
RIGHTS*
CAPITAL GOODS — OTHERS
Simonds Industries, Inc. (cost $340,716; purchased 03/08/01)(g)		10,428	104,280

CONSUMER PRODUCTS
Sleepmaster, Inc.(o)		1,055	0

TOTAL RIGHTS (Cost $340,716)			104,280

WARRANTS* — 0.1%
CHEMICALS
General Chemical Industry Product, Inc., Series A, expiring 04/30/11 (cost $0; purchased 01/27/00-11/07/02)(g)(o)		223	0
General Chemical Industry Product, Inc., Series B, expiring 04/30/11 (cost $0; purchased 01/27/00-11/07/02)(g)(o)		165	0

ENTERTAINMENT
AMF Bowling Worldwide, Inc., Series B, expiring 03/09/09 (cost $761,617; purchased 01/08/97-04/06/99)(g)(o)		10,136	0

MEDIA — BROADCASTING & RADIO
XM Satellite Radio, Inc., expiring 03/15/10 144A (cost $354,375; purchased 08/31/00)(g)		2,000	172,000

METALS — 0.1%
ACP Holding Corp., expiring 10/07/13 144A (cost $0; purchased 09/26/03)(g)		321,453	570,579

PACKAGING
Pliant Corp., expiring 06/01/10 144A (cost $0; purchased 09/29/00)(g)		1,000	10

PAPER
MDP Acquisitions PLC, expiring 10/01/13 (Ireland) 144A (cost $0; purchased 09/23/02)(g)		900	25,650

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	UNITS	VALUE (NOTE 2)
PUBLISHING
Advanstar Holdings Corp., expiring 10/15/11 144A (cost $0; purchased 10/09/01)(g)	1,100	$22
Ziff Davis Media, Inc., expiring 08/12/12 (cost $198; purchased 07/18/00)(g)	19,800	11,880

		11,902

TOTAL WARRANTS (Cost $1,116,190)		780,141

TOTAL LONG-TERM INVESTMENTS (Cost $713,533,912)		764,343,086

	SHARES
SHORT-TERM INVESTMENTS — 2.9%
REGISTERED INVESTMENT COMPANIES
BlackRock Provident Institutional Funds TempCash Portfolio(j)	11,654,208	11,654,208
BlackRock Provident Institutional Funds TempFund Portfolio(j)	11,654,207	11,654,207

TOTAL SHORT-TERM INVESTMENTS (Cost $23,308,415)		23,308,415

TOTAL INVESTMENTS — 97.9% (Cost $736,842,327; Note 5)		787,651,501
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.1%		16,937,614

NET ASSETS — 100.0%		$804,589,115

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
EUR	Euro
GBP	British Pound
PIK	Payment-in-kind

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate of cost of illiquid securities is $42,570,394. The aggregate value, $40,248,332 represents 5.00% of net assets.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.
(o)	Fair valued security.

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

Foreign currency exchange contracts outstanding at December 31, 2004:

PURCHASE CONTRACTS

SETTLEMENT MONTH	TYPE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
Feb 05	Buy EUR	3,465,288	$4,617,584	$4,696,144	$78,560

SALE CONTRACTS

SETTLEMENT MONTH	TYPE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED DEPRECIATION
Feb 05	Sell EUR	72,190,120	$94,088,493	$97,831,606	$(3,743,113)
Feb 05	Sell GBP	857,875	1,580,897	1,638,445	(57,548)

			$95,669,390	$99,470,051	$(3,800,661)

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

Chemicals	9.0%
Publishing	7.4
Gaming	6.2
Consumer Products	6.0
Media — Cable	5.3
Food	4.6
Packaging	4.6
Pipelines	4.0
Electric	3.6
Telecommunications — Cellular	3.6
Automotive Parts	3.3
Building Materials	3.3
Health Care	3.3
Technology	3.0
Paper	2.9
Conglomerates	2.7
Telecommunications	2.7
Metals	2.1
Energy	1.9
Entertainment	1.7
Aerospace	1.6
Consumer Cyclical — Services	1.4
Lodging	1.3
Media — Non Cable	1.2
Retailers — Food & Drug	1.1
Textile	1.0
Defense	0.9
Environmental	0.9
Retailers	0.9
Capital Goods — Others	0.7
Media — Broadcast & Radio	0.7
Media — Broadcast Towers	0.7
Transportation	0.7
Finance	0.5
Airlines	0.2
Short-Term Investments	2.9

97.9
Liabilities in excess of other assets	2.1

100.0%

See Notes to Financial Statements.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 108.4%
CONVERTIBLE BONDS — 19.4%
AEROSPACE/DEFENSE — 1.3%
Alliant Techsystems, Inc.
2.75%, 02/15/24(a)	B2		$2,500	$2,659,375
Lockheed Martin Corp.
2.04%, 08/15/33(c)	Baa2		3,000	3,118,560

				5,777,935

BUILDING & CONSTRUCTION — 0.8%
Fluor Corp.
1.50%, 02/15/24(a)	A3		3,000	3,435,000

COMPUTER HARDWARE — 0.3%
ASML Holding N.V. (Netherlands)
5.75%, 10/15/06(l)	B2		1,000	1,137,500

DIVERSIFIED CAPITAL GOODS — 0.4%
Tyco International Group SA (Luxembourg)
2.75%, 01/15/18(l)	Baa3		1,000	1,590,000

ELECTRONICS — 0.6%
FLIR Systems, Inc.
3.00%, 06/01/23	B+	(d)	600	978,000
RF Micro Devices, Inc.
1.50%, 07/01/10	B-	(d)	1,500	1,717,500

				2,695,500

ENERGY — EXPLORATION & PRODUCTION — 0.4%
Quicksilver Resources, Inc.
1.875%, 11/01/24 144A	NR		1,500	1,606,875

FOOD — WHOLESALE — 1.0%
Bunge Ltd. Finance Corp.
3.75%, 11/15/22	Baa3		1,500	2,705,625
Nestle Holding, Inc. (Switzerland)
3.00%, 05/09/05(l)	AAA	(d)	1,500	1,695,000

				4,400,625

GAMING — 0.5%
International Game Technology, Zero Coupon
0.00%, 01/29/33	Baa2		3,000	2,306,250

HEALTH SERVICES — 3.6%
Advanced Medical Optics
2.50%, 07/15/24(a)	B3		1,100	1,201,750
Fisher Scientific International, Inc.
2.50%, 10/01/23(a)	Ba2		3,000	4,477,499
Lifepoint Hospital Holdings, Inc.
4.50%, 06/01/09	B3		2,750	2,760,312
Medtronic, Inc.
1.25%, 09/15/21	A1		2,500	2,540,625
SFBC International, Inc.
2.25%, 08/15/24 144A	B-	(d)	2,000	2,457,500
Universal Health Services, Inc.
0.426%, 06/23/20	Baa3		2,750	1,598,438

				15,036,124

HEALTHCARE SERVICES — 0.3%
Invitrogen Corp.
1.50%, 02/15/24(a)	NR		1,500	1,413,750

HOTELS — 1.0%
Fairmont Hotels & Resorts, Inc. (Canada)
3.75%, 12/01/23(l)	NR		4,000	4,530,000

HOUSEHOLD & LEISURE PRODUCTS — 0.4%
Costco Wholesale Corp., Zero Coupon
0.00%, 08/19/17	A3		1,500	1,653,750

MACHINERY — 0.5%
Agco Corp.
1.75%, 12/31/33	B1		1,750	2,056,250

MEDIA — BROADCASTING — 0.2%
Sinclair Broadcast Group, Inc.,
4.875%, (until 01/15/2011) 2.00%, 07/15/18	B3		1,000	963,750

MEDIA — DIVERSIFIED — 1.4%
Disney, (Walt) Co.
2.125%, 04/15/23	Baa1		2,500	2,793,750
Liberty Media Corp.
3.25%, 03/15/31(a)	Baa3		3,500	3,451,875

				6,245,625

MEDIA — SERVICES — 0.5%
Lamar Advertising Co.
2.875%, 12/31/10(a)	B2		2,000	2,217,500

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
METALS & MINING EXCLUDING STEEL — 0.7%
Placer Dome, Inc.
2.75%, 10/15/23(a)	Baa2		$2,500	$3,078,125

OIL FIELD EQUIPMENT & SERVICES — 0.8%
Schlumberger Ltd.
1.50%, 06/01/23	A1		3,000	3,300,000

PHARMACEUTICALS — 1.8%
Allergan, Inc., Zero Coupon
0.00%, 11/06/22(a)	A3		1,500	1,473,750
Amylin Pharmaceuticals, Inc.
2.50%, 04/15/11	NR		1,000	1,035,000
Teva Pharmaceuticals Financial
0.375%, 11/15/22	BBB	(d)	1,150	1,676,125
0.50%, 02/01/24	BBB	(d)	585	598,894
Watson Pharmaceutical, Inc.
1.75%, 03/15/23	Ba1		3,000	3,105,000

				7,888,769

SOFTWARE/SERVICES — 2.0%
DSTSystems, Inc.
4.125%, 08/15/23(a)	NR		3,000	3,922,500
EMC Corp.
4.50%, 04/01/07(a)	BBB	(d)	1,250	1,412,500
Manugistics Group, Inc.
5.00%, 11/01/07	NR		1,250	1,153,125
Mentor Graphics Corp.
6.875%, 06/15/07	NR		1,750	1,848,438

				8,336,563

SUPPORT-SERVICES — 0.3%
Armor Holdings, Inc., 2.00%, (until 11/01/11)
0.00%, 11/01/24	B1		1,000	1,141,250

TELECOM — WIRELESS — 0.2%
Nextel Communications, Inc.
5.25%, 01/15/10	Ba3		1,000	1,028,750

TELECOMMUNICATIONS EQUIPMENT — 0.4%
LSI Logic Corp.
4.00%, 05/15/10(a)	B	(d)	2,000	1,887,500

TOTAL CONVERTIBLE BONDS (Cost $78,085,151)				83,727,391

CORPORATE OBLIGATIONS — 77.6%
AEROSPACE/DEFENSE — 1.9%
DRS Technologies, Inc., Sr. Sub. Notes
6.875%, 11/01/13	B2		1,500	1,575,000
Esterline Technologies Corp., Sr. Sub. Notes
7.75%, 06/15/13	B1		500	548,750
L-3 Communications Corp., Sr. Sub. Notes
6.125%, 01/15/14	Ba3		1,500	1,552,500
Raytheon Co., Notes
4.85%, 01/15/11	Baa3		3,000	3,077,805
Titan Corp., Gtd. Notes
8.00%, 05/15/11	B2		1,500	1,605,000

				8,359,055

APPAREL & TEXTILE — 0.5%
Invista, Notes
9.25%, 05/01/12 144A	B1		1,750	1,960,000

AUTO LOANS — 0.4%
Ford Motor Credit Corp., Notes
7.25%, 10/25/11	A3		1,500	1,610,807

AUTOMOTIVE PARTS & EQUIPMENT — 1.6%
Affinia Group, Inc., Sr. Sub. Notes
9.00%, 11/30/14 144A	Caa1		700	733,250
Cooper Standard Automotive Corp., Notes
8.375%, 12/15/14 144A	B3		1,275	1,278,188
Cummins, Inc., Sr. Notes
9.50%, 12/01/10	Ba2		750	855,000
Delco Remy International, Inc., Gtd. Notes
11.00%, 05/01/09(a)	B3		1,175	1,257,250
Eagle-Picher Industries, Inc., Sr. Notes
9.75%, 09/01/13	B3		1,625	1,633,125

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Stanadyne Corp., Sr. Sub. Notes
10.00%, 08/15/14 144A	Caa1	$500	$542,500
Tenneco Automotive, Inc., Sr. Sub. Notes
8.625%, 11/15/14 144A	B3	500	522,500

			6,821,813

BANKING — 0.1%
Wachovia Corp., Sub. Notes
6.605%, 10/01/25	A1	325	361,367

BEVERAGES — 0.3%
Le-Natures, Inc., Sr. Sub. Notes (9.50% until 12/20/03)
10.00%, 06/15/13 144A	Caa1	1,000	1,110,000

BUILDING & CONSTRUCTION — 1.1%
Beazer Homes USA, Inc., Sr. Notes
6.50%, 11/15/13	Ba1	1,000	1,017,500
D.R. Horton, Inc., Sr. Notes
6.875%, 05/01/13	Ba1	1,000	1,087,500
Schuler Homes, Inc., Gtd. Notes
9.375%, 07/15/09	Ba1	500	540,000
Shaw Group, Inc. (The), Unsec’d. Sr. Notes
10.75%, 03/15/10(a)	Ba3	1,000	1,107,500
William Lyon Homes, Inc., Gtd. Notes
10.75%, 04/01/13	B2	750	846,563

			4,599,063

BUILDING MATERIALS — 0.7%
Ainsworth Lumber Ltd, Sr. Notes (Canada)
7.25%, 10/01/12(l) 144A	B2	2,000	2,045,000
Jacuzzi Brands, Inc., Sec’d. Notes
9.625%, 07/01/10	B3	1,000	1,115,000

			3,160,000

CHEMICALS — 3.9%
Airgas, Inc., Sr. Sub. Notes
6.25%, 07/15/14	Ba2	1,600	1,640,000
Crompton Corp., Sr. Notes
9.875%, 08/01/12 144A	B1	1,875	2,156,250
Hercules, Inc., Gtd. Notes
6.75%, 10/15/29	Ba3	2,250	2,334,374
Huntsman International Holdings, Sr. Disc. Notes, Zero Coupon
0.00%, 12/31/09	Caa2	1,700	960,500
Huntsman LLC, Gtd. Notes (11.50% until 11/19/04)
11.75%, 07/15/12 144A	B3	1,000	1,187,500
IMC Global, Inc., Gtd. Notes, Series
11.25%, 06/01/11	B1	700	812,000
Lyondell Chemical Co., Sec’d. Notes, Series A
9.625%, 05/01/07	B1	750	828,750
Nalco Co., Sr. Sub. Notes
8.875%, 11/15/13(a)	Caa1	2,000	2,204,999
Nova Chemicals Ltd., Sr. Notes
6.50%, 01/15/12	Ba2	850	905,250
Rhodia SA, Sr. Sub. Notes (France)
8.875%, 06/01/11(a)(l)	Caa1	1,475	1,493,438
Rockwood Specialties Group, Sub. Notes
7.50%, 11/15/14 144A	B3	1,525	1,589,813
Terra Capital, Inc., Sec’d. Notes
11.50%, 06/01/10	Caa1	650	744,250

			16,857,124

CONSUMER PRODUCTS — 2.3%
Aearo Co., Sr. Sub. Notes
8.25%, 04/15/12	B3	675	698,625

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Church & Dwight Co., Inc., Sr. Sub. Notes
6.00%, 12/15/12 144A	Ba3		$250	$255,625
Elizabeth Arden, Inc., Gtd. Notes
7.75%, 01/15/14	B2		3,000	3,195,000
Playtex Products, Inc., Gtd. Notes
9.375%, 06/01/11(a)	Caa2		2,250	2,413,125
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3		3,000	3,345,000

				9,907,375

DIVERSIFIED CAPITAL GOODS — 1.3%
J.B. Poindexter & Co., Inc., Sr. Notes
8.75%, 03/15/14 144A	B1		1,500	1,601,250
Park-Ohio Industries, Inc., Sr. Sub. Notes
8.375%, 11/15/14 144A	Caa1		1,000	1,005,000
Sensus Metering Systems, Sr. Sub. Notes
8.625%, 12/15/13	Caa1		2,000	2,060,000
Trinity Industries, Inc., Sr. Notes
6.50%, 03/15/14	Ba3		1,000	1,005,000

				5,671,250

ELECTRIC — GENERATION — 3.5%
AES Corp., Sr. Notes
7.75%, 03/01/14	B2		2,000	2,180,000
Calpine Corp., Sec’d. Notes
8.50%, 07/15/10 144A(a)	B	(d)	3,000	2,587,500
Calpine Generating Co., Sec’d. Notes
11.50%, 04/01/11	B3		500	477,500
Dynegy Holdings, Inc., Sec’d. Notes
9.875%, 07/15/10 144A	B3		1,000	1,122,500
Dynegy Holdings, Inc., Sr. Notes
6.875%, 04/01/11(a)	Caa2		3,500	3,386,249
NRG Energy, Inc., Sec’d. Notes
8.00%, 12/15/13 144A	B1		2,200	2,409,000
Reliant Energy, Inc., Sec’d. Notes
6.75%, 12/15/14	B1		1,225	1,223,469
Reliant Resource, Inc., Sec’d. Notes
9.50%, 07/15/13	B1		1,000	1,141,250
Texas Genco LLC Financing, Sr. Notes
6.875%, 12/15/14 144A	B1		575	597,281

				15,124,749

ELECTRIC — INTEGRATED — 2.6%
Duke Energy Corp., Sr. Notes, Series B
5.375%, 01/01/09	Baa1		2,500	2,622,562
Midwest Generation LLC, Sec’d. Notes
8.75%, 05/01/34	B1		1,500	1,710,000
Mission Energy Holding Co., Sec’d. Notes
13.50%, 07/15/08	B3		750	939,375
Nevada Power Co., General Finance Mortgage
5.875%, 01/15/15 144A	Ba2		1,200	1,215,000
Northwestern Corp., Sec’d. Notes
5.875%, 11/01/14 144A	Ba1		150	154,196
PPL Energy Supply LLC, Sr. Notes
6.40%, 11/01/11	Baa2		500	550,551
Teco Energy, Inc., Sr. Notes
7.50%, 06/15/10	Ba2		1,300	1,443,000
Virginia Electric & Power Co., Notes
4.50%, 12/15/10	A3		2,400	2,420,500
7.00%, 01/01/24
	A2		300	306,860

				11,362,044

ELECTRONICS — 0.9%
Amkor Technology, Inc., Sr. Notes
7.125%, 03/15/11(a)	B3		1,000	945,000

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Communications & Power Industries Holding Corp., Sr. Sub. Notes
8.00%, 02/01/12	B3	$1,000	$1,065,000
Freescale Semiconductor, Inc., Sr. Notes
7.125%, 07/15/14	Ba2	800	872,000
Sanmina — SCI Corp., Gtd. Notes
10.375%, 01/15/10	Ba2	1,000	1,152,500

			4,034,500

ENERGY — EXPLORATION & PRODUCTION — 2.4%
Chesapeake Energy Corp., Sr. Notes
7.00%, 08/15/14	Ba3	1,700	1,819,000
6.375%, 06/15/15 144A	Ba3	500	516,250
Exco Resources, Inc., Gtd. Notes
7.25%, 01/15/11	B2	3,000	3,224,999
Forest Oil Corp., Sr. Notes
8.00%, 06/15/08	Ba3	350	388,063
Harvest Operations Corp., Sr. Notes
7.875%, 10/15/11 144A	B3	1,000	1,012,500
Houston Exploration Co., Sr. Sub. Notes
7.00%, 06/15/13	B2	1,000	1,065,000
KCS Energy, Inc., Sr. Notes
7.125%, 04/01/12	B3	1,000	1,055,000
Range Resources Corp., Sr. Sub. Notes
7.375%, 07/15/13	B3	1,025	1,104,438

			10,185,250

ENVIRONMENTAL — 1.0%
Allied Waste North America, Inc., Sec’d. Notes
6.125%, 02/15/14(a)	B2	1,750	1,653,750
Allied Waste North America, Inc., Sr. Notes
7.875%, 04/15/13	B2	2,750	2,832,500

			4,486,250

FOOD & DRUG RETAILERS — 1.8%
Ingles Markets, Inc., Gtd. Notes
8.875%, 12/01/11	Ba3	1,000	1,075,000
Jean Coutu Group PJC, Inc., Sr. Sub. Notes (Canada)
8.50%, 08/01/14 144A(a)(l)	B3	825	849,750
Rite Aid Corp., Debs.
7.70%, 02/15/27	Caa1	2,500	2,068,750
Rite Aid Corp., Sec’d. Notes
8.125%, 05/01/10	B2	2,000	2,125,000
Stater Brothers Holdings, Inc., Sr. Notes
8.125%, 06/15/12	B1	1,500	1,593,750

			7,712,250

FOOD — WHOLESALE — 2.2%
Chiquita Brands International, Inc., Sr. Notes
7.50%, 11/01/14 144A	B2	2,500	2,543,750
Dole Foods Co., Debs. (7.875% until 03/28/03)
8.75%, 07/15/13	B2	2,000	2,245,000
Land O’ Lakes, Inc., Sr. Notes
8.75%, 11/15/11(a)	B3	1,500	1,500,000
Michael Foods, Sr. Sub. Notes
8.00%, 11/15/13	B3	1,500	1,590,000
Pinnacle Foods Holding Corp., Sr. Sub. Notes
8.25%, 12/01/13 144A(a)	B3	1,525	1,460,188

			9,338,938

FORESTRY/PAPER — 3.1%
Boise Cascade LLC, Sr. Sub. Notes
7.125%, 10/15/14 144A	B2	600	637,500
Bowater, Inc., Notes
6.50%, 06/15/13	Ba3	2,500	2,512,855
Buckeye Technologies, Inc., Sr. Sub. Notes
8.00%, 10/15/10	Caa1	2,500	2,512,500

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Jefferson Smurfit Corp., Gtd. Notes
8.25%, 10/01/12	B2	$1,000	$1,095,000
JSG Funding PLC, Sr. Notes (Ireland)
9.625%, 10/01/12(l)	B3	750	840,000
Longview Fibre Co., Sr. Sub. Notes
10.00%, 01/15/09	B2	500	548,750
Norske Skog Corp., Sr. Notes (Canada)
7.375%, 03/01/14(l)	Ba3	2,000	2,095,000
Tembec Industries, Inc., Gtd. Notes (Canada)
8.625%, 06/30/09	Ba3	1,000	1,010,000
7.75%, 03/15/12	Ba3	2,000	1,945,000

			13,196,605

GAMING — 5.0%
Boyd Gaming Corp., Sr. Sub. Notes
8.75%, 04/15/12	B1	1,500	1,676,250
Hard Rock Hotel, Inc., Notes
8.875%, 06/01/13	B3	1,840	2,042,400
Isle of Capri Casinos, Inc., Gtd. Notes
9.00%, 03/15/12	B2	1,250	1,384,375
Isle of Capri Casinos, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2	1,800	1,845,000
Mandalay Resort Group, Sr. Sub. Notes
9.375%, 02/15/10	Ba3	600	702,000
MGM Mirage, Inc., Sr. Notes
6.75%, 09/01/12	Ba1	1,700	1,797,750
Park Place Entertainment Corp., Sr. Notes
7.50%, 09/01/09	Ba1	350	391,125
Park Place Entertainment Corp., Sr. Sub. Notes
9.375%, 02/15/07	Ba2	1,000	1,105,000
Penn National Gaming, Inc., Sr. Sub. Notes
6.875%, 12/01/11	B2	1,250	1,306,250
Premier Entertainment Biloxi/Finance, First Mortgage
10.75%, 02/01/12	B3	575	631,063
River Rock Entertainment, Sr. Notes
9.75%, 11/01/11	B2	2,005	2,258,130
Scientific Games Corp., Sr. Sub Notes
6.25%, 12/15/12 144A(a)	B1	1,225	1,252,563
Seneca Gaming Corp., Sr. Notes
7.25%, 05/01/12	B2	500	528,750
Station Casinos, Inc., Sr. Sub. Notes
6.50%, 02/01/14	B1	2,000	2,064,999
Turning Stone Casino Resort Enterprise, Sr. Notes
9.125%, 12/15/10 144A	B1	500	543,750
Venetian Casino Resort LLC, Gtd. Notes
11.00%, 06/15/10	B2	500	573,125
Wynn Las Vegas LLC Corp., First Mortgage Notes
6.625%, 12/01/14 144A	B2	1,500	1,492,500

			21,595,030

GAS DISTRIBUTION — 2.4%
El Paso Corp., Sr. Notes
7.00%, 05/15/11(a)	Caa1	1,500	1,524,375
7.75%, 01/15/32(a)	Caa1	1,000	962,500
Ferrellgas Partners L.P., Sr. Notes
6.75%, 05/01/14	Ba3	2,000	2,065,000
Markwest Energy, Sr. Notes
6.875%, 11/01/14 144A	B1	1,500	1,530,000

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Northwest Pipeline Corp., Gtd. Notes
8.125%, 03/01/10	Ba2	$500	$555,625
Sonat, Inc., Notes
7.625%, 07/15/11	Caa1	1,000	1,040,000
Suburban Propane Partners L.P., Sr. Notes
6.875%, 12/15/13	B1	1,500	1,537,500
Williams Cos., Inc., Notes
7.875%, 09/01/21	B1	1,000	1,120,000

			10,335,000

HEALTH SERVICES — 6.1%
Alliance Imaging, Sr. Sub. Notes
7.25%, 12/15/12 144A(a)	B3	1,500	1,533,750
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	Caa1	2,000	2,135,000
Ardent Health Services LLC, Sr. Sub. Notes
10.00%, 08/15/13	B3	1,750	1,846,250
Beverly Enterprises, Inc., Sr. Sub. Notes
7.875%, 06/15/14 144A	B2	1,500	1,616,250
Bio-Rad Laboratories, Inc., Sr. Sub Notes
6.125%, 12/15/14 144A	Ba3	1,000	1,012,500
Hanger Orthopedic Group, Inc., Gtd. Notes
10.375%, 02/15/09(a)	B3	1,000	1,037,500
HCA, Inc., Notes
6.375%, 01/15/15	Ba2	1,500	1,508,838
HEALTHSOUTH Corp., Sr. Notes
8.375%, 10/01/11(a)	NR	1,910	1,991,175
Medex, Inc., Sr. Sub. Notes
8.875%, 05/15/13	B3	2,000	2,339,999
National Mentor, Inc., Sr. Sub. Notes
9.625%, 12/01/12 144A	B3	575	613,813
National Nephrology Associates, Inc., Sr. Sub. Notes
9.00%, 11/01/11 144A	B1	335	389,438
Pacificare Health Systems, Inc., Gtd. Notes
10.75%, 06/01/09	Ba3	640	742,400
PerkinElmer, Inc., Gtd. Notes
8.875%, 01/15/13	Ba3	1,500	1,717,500
Tenet Healthcare Corp., Notes
7.375%, 02/01/13(a)	B3	1,500	1,462,500
Tenet Healthcare Corp., Sr. Notes
9.875%, 07/01/14 144A	B3	2,000	2,189,999
Triad Hospitals, Inc., Sr. Sub. Notes
7.00%, 11/15/13	B3	1,500	1,541,250
UnitedHealth Group, Inc., Notes
4.875%, 04/01/13	A3	1,500	1,515,099
Vanguard Health Holdings II, Sr. Sub. Notes
9.00%, 10/01/14 144A	Caa1	775	833,125

			26,026,386

HOTELS — 1.0%
Felcor Lodging L.P., Gtd. Notes
(8.50% until 06/20/03)
9.00%, 06/01/11	B1	700	796,250
Host Marriott L.P., Gtd. Notes
9.25%, 10/01/07	Ba3	1,000	1,120,000
Host Marriott L.P., Sr. Notes
7.00%, 08/15/12 144A	Ba3	2,350	2,496,875

			4,413,125

HOUSEHOLD & LEISURE PRODUCTS — 0.3%
Fedders North America, Inc., Sr. Notes
9.875%, 03/01/14	Caa1	1,750	1,435,000

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
LEISURE — 1.2%
Gaylord Entertainment Co., Sr. Notes
8.00%, 11/15/13	B3	$3,000	$3,255,000
6.75%, 11/15/14 144A(a)	B3	1,000	1,010,000
Six Flags, Inc., Sr. Notes
9.50%, 02/01/09(a)	Caa1	1,000	1,045,000

			5,310,000

MACHINERY — 0.9%
AGCO Corp., Gtd. Notes
9.50%, 05/01/08	Ba3	1,000	1,070,000
JLG Industries, Inc., Gtd. Notes
8.25%, 05/01/08	B2	600	651,000
Manitowoc Co., Inc., Sr. Notes
7.125%, 11/01/13(a)	B1	2,015	2,191,313

			3,912,313

MEDIA — BROADCASTING — 2.2%
Allbritton Communications, Sr. Sub. Notes
7.75%, 12/15/12	B3	2,200	2,288,000
Clear Channel Communications, Inc., Sr. Notes
4.625%, 01/15/08	Baa3	2,500	2,540,403
Emmis Operating Co., Sr. Sub. Notes
6.875%, 05/15/12	B2	1,500	1,576,875
Paxson Communications Corp., Gtd. Notes
10.75%, 07/15/08(a)	Caa1	2,000	2,110,000
Sinclair Broadcast Group, Inc., Gtd. Notes
8.75%, 12/15/11	B2	1,000	1,093,750

			9,609,028

MEDIA — CABLE — 4.1%
Charter Communications Holdings II, Sr. Notes
10.25%, 09/15/10	Caa1	2,000	2,130,000
Charter Communications Holdings LLC, Sr. Notes
10.00%, 04/01/09	Ca	3,500	3,167,499
CSC Holdings, Inc., Debs., Series B
8.125%, 08/15/09	B1	1,500	1,648,125
DIRECTV Holdings LLC, Sr. Notes
8.375%, 03/15/13	B1	1,250	1,407,813
Echostar DBS Corp., Sr. Notes
6.375%, 10/01/11	Ba3	1,500	1,541,250
Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06)
12.25%, 02/15/11(a)	Caa2	4,000	3,909,999
Mediacom LLC Capital Corp., Sr. Notes
9.50%, 01/15/13(a)	B3	1,625	1,639,219
Mediacom LLC Capital Corp., Sr. Notes, Series B
8.50%, 04/15/08(a)	B3	2,175	2,229,375

			17,673,280

MEDIA — DIVERSIFIED — 0.4%
Block Communications, Inc., Gtd. Notes
9.25%, 04/15/09	B2	1,550	1,697,250

MEDIA — SERVICES — 0.8%
Interpublic Group of Cos., Inc., Notes
7.25%, 08/15/11	Baa3	500	545,311
6.25%, 11/15/14	Baa3	640	650,790
Warner Music Group, Sr. Sub. Notes
7.375%, 04/15/14 144A	B3	2,000	2,060,000

			3,256,101

METALS & MINING EXCLUDING STEEL — 0.3%
Peabody Energy Corp., Sr. Notes
5.875%, 04/15/16	Ba3	1,500	1,500,000

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
NON-ELECTRIC UTILITIES — 0.9%
Semco Energy, Inc., Sr. Notes
7.125%, 05/15/08	Ba2	$1,750	$1,881,726
7.75%, 05/15/13	Ba2	2,000	2,206,250

			4,087,976

NON-FOOD & DRUG RETAILERS — 1.5%
Couche-Tard Corp., Sr. Sub. Notes
7.50%, 12/15/13	Ba3	1,450	1,562,375
Penny, (J.C.) Co., Inc., Notes
6.875%, 10/15/15	Ba2	1,000	1,087,500
Saks, Inc., Gtd. Notes
9.875%, 10/01/11	Ba3	1,000	1,190,000
7.375%, 02/15/19	Ba3	2,600	2,587,000

			6,426,875

OIL FIELD EQUIPMENT & SERVICES — 1.5%
Hanover Compressor Co., Sr. Notes
8.625%, 12/15/10	B3	1,000	1,097,500
Key Energy Services, Inc., Gtd. Notes
8.375%, 03/01/08	B1	500	526,250
Key Energy Services, Inc., Sr. Notes
6.375%, 05/01/13	B1	2,500	2,556,250
McDermott, (J.Ray) SA, Sec’d. Notes
11.00%, 12/15/13 144A	Caa1	1,000	1,120,000
Pride International, Inc., Sr. Notes
7.375%, 07/15/14	Ba2	1,000	1,097,500

			6,397,500

PACKAGING — 3.6%
AEP Industries, Inc., Sr. Sub. Notes
9.875%, 11/15/07	B3	1,000	1,022,500
BWAY Corp., Sr. Sub. Notes
10.00%, 10/15/10(c)	B3	1,000	1,045,000
Constar International, Inc., Sr. Sub. Notes
11.00%, 12/01/12(a)	Caa1	1,925	2,006,813
Crown Cork & Seal Co., Inc., Debs.
7.375%, 12/15/26(a)	B3	3,500	3,307,499
Graham Packing Co., Sr. Notes
8.50%, 10/15/12 144A(a)	Caa1	1,600	1,688,000
Owens-Brockway Glass Containers Corp., Gtd. Notes
8.875%, 02/15/09	B1	2,500	2,728,125
7.75%, 05/15/11	B1	1,500	1,631,250
Portola Packaging, Inc., Sr. Notes
8.25%, 02/01/12	Caa1	550	437,250
Solo Cup Co., Sr. Sub. Notes
8.50%, 02/15/14	B3	1,000	1,045,000
Stone Container Finance, Gtd. Notes (Canada)
7.375%, 07/15/14(l)	B2	550	588,500

			15,499,937

PHARMACEUTICALS – 1.1%
Alpharma, Inc., Sr. Notes
8.625%, 05/01/11 144A	B3	1,500	1,575,000
Biovail Corp., Sr. Sub. Notes (Canada)
7.875%, 04/01/10(a)(l)	B2	2,500	2,600,000
Elan Finance PLC, Sr. Notes (Brazil)
7.75%, 11/15/11(l) 144A	B3	425	454,750

			4,629,750

PRINTING & PUBLISHING — 1.6%
Dex Media, Inc., Notes
8.00%, 11/15/13(a)	B3	3,000	3,262,500
Houghton Mifflin Co., Sr. Notes
8.25%, 02/01/11	B3	2,500	2,675,000
Primedia, Inc., Sr. Notes
8.875%, 05/15/11	B3	850	903,125

			6,840,625

RESTAURANTS — 0.7%
Denny’s Corp., Inc., Sr. Notes
10.00%, 10/01/12 144A(a)	Caa1	1,250	1,351,563

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Friendly Ice Cream Corp., Sr. Notes
8.375%, 06/15/12(a)	B2	$1,900	$1,873,875

			3,225,438

SOFTWARE/SERVICES — 0.6%
Electronic Data Systems Corp., Notes, Series B
6.50%, 08/01/13	Ba1	2,500	2,644,073

SUPPORT-SERVICES — 2.0%
Iron Mountain, Inc., Gtd. Notes
7.75%, 01/15/15	Caa1	2,500	2,550,000
6.625%, 01/01/16	Caa1	4,000	3,750,000
JohnsonDiversey, Inc., Gtd. Notes, Series B
9.625%, 05/15/12	B2	750	841,875
United Rentals NA, Inc., Sr. Sub. Notes
7.75%, 11/15/13(a)	B2	1,500	1,477,500

			8,619,375

TELECOM — FIXED LINE — 0.3%
Level 3 Financing, Inc., Sr. Notes
10.75%, 10/15/11 144A(a)	Caa1	1,600	1,456,000

TELECOM — INTEGRATED/SERVICES — 2.3%
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%, 01/15/14(a)	B3	2,500	2,543,750
MCI, Inc., Sr. Notes
7.69%, 05/01/09	B2	970	1,006,375
8.74%, 05/01/14	B2	831	895,403
Qwest Capital Funding Co., Gtd. Notes
7.90%, 08/15/10(a)	Caa2	3,750	3,806,250
Qwest Services Corp., Notes
14.00%, 12/15/10 144A	Caa1	1,500	1,811,250

			10,063,028

TELECOM — WIRELESS — 2.6%
Airgate PCS, Inc., Sec’d. Notes
9.375%, 09/01/09	Caa1	1,250	1,353,125
5.85%, 10/15/11(c) 144A	B2	500	516,250
Centennial Communications Corp., Gtd. Notes
10.125%, 06/15/13	Caa1	2,000	2,255,000
Dobson Communications Corp., Sr. Notes
10.875%, 07/01/10(a)	Ca	500	390,000
8.875%, 10/01/13(a)	Ca	775	548,313
Nextel Communications, Inc., Sr. Notes
7.375%, 08/01/15	Ba3	1,000	1,105,000
Nextel Partners, Inc., Sr. Notes
8.125%, 07/01/11	B3	1,400	1,561,000
Rodgers Wireles Communications, Inc., Sec’d. Notes (Canada)
7.25%, 12/15/12 144A(l)	Ba3	400	426,000
Rural Cellular Corp., Sr. Notes
9.875%, 02/01/10(a)	Caa1	1,500	1,533,750
Rural Cellular Corp., Sr. Sub. Notes
9.75%, 01/15/10	Caa2	300	273,000
Ubiquitel Operating Co., Sr. Notes
9.875%, 03/01/11 144A(a)	Caa1	550	620,125
Western Wireless Corp., Sr. Notes
9.25%, 07/15/13(a)	Caa1	550	600,875

			11,182,438

TELECOMMUNICATIONS EQUIPMENT — 0.3%
Lucent Technologies, Debs.
6.45%, 03/15/29	B2	1,500	1,365,000

THEATERS & ENTERTAINMENT — 1.1%
AMC Entertainment, Inc., Sr. Sub. Notes
8.00%, 03/01/14	B3	2,500	2,500,000
Carmike Cinemas, Inc., Sr. Sub. Notes
7.50%, 02/15/14	Caa1	550	565,813

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Cinemark USA, Inc., Sr. Sub. Notes
9.00%, 02/01/13	B3	$500	$573,125
Loews Cineplex, Sr. Sub. Notes
9.00%, 08/01/14 144A	B3	1,200	1,305,000

			4,943,938

TRANSPORTATION EXCLUDING AIR/RAIL — 1.2%
CHC Helicopter Corp., Sr. Sub. Notes
7.375%, 05/01/14	B2	2,000	2,120,000
Hornbeck Offshore Services, Inc., Sr. Notes
6.125%, 12/01/14 144A	Ba3	1,180	1,191,800
Offshore Logistics, Inc., Gtd. Notes
6.125%, 06/15/13	Ba2	1,825	1,861,500
Stena AB, Sr. Notes (Sweden)
7.00%, 12/01/16 144A(l)	Ba3	150	149,250

			5,322,550

TOTAL CORPORATE OBLIGATIONS (Cost $322,877,481)			335,325,456

		SHARES
COMMON STOCK — 0.7%
AEROSPACE/DEFENSE — 0.4%
Northrop Grumman Corp.		30,000	1,630,800

TELECOMMUNICATIONS EQUIPMENT — 0.3%
Avaya, Inc.*		84,248	1,449,066

TOTAL COMMON STOCK (Cost $2,888,132)			3,079,866

PREFERRED STOCK — 4.5%
AGENCY — 0.1%
Fannie Mae 5.375% [CVT]		6	636,000

AUTOMOTIVE — 0.3%
Ford Motor Co. Capital Trust II 6.50%[CVT]		25,000	1,319,750

BEVERAGES — 0.2%
Constellation Brands, Inc. 5.75% [CVT]		20,000	752,400

ELECTRIC — DISTR/TRANS — 0.5%
FPL Group, Inc. 8.00% [CVT]		35,000	2,108,400

ENERGY — EXPLORATION & PRODUCTION — 0.5%
Chesapeake Energy Corp. 4.125% [CVT]		2,000	2,327,500

FOOD & DRUG RETAILERS — 0.4%
Albertson’s, Inc. 7.25% [CVT]		65,000	1,651,000

FORESTRY/PAPER — 0.3%
Temple-Inland, Inc. 7.50% [CVT]		25,000	1,407,500

HEALTH SERVICES — 0.3%
Omnicare, Inc. 4.00% [CVT]		25,000	1,379,000

INTEGRATED ENERGY — 0.5%
Williams Cos., Inc. 5.50% [CVT]		25,000	2,100,000

MEDIA — BROADCASTING — 0.3%
Sinclair Broadcast Group, Inc. 6.00% [CVT]		30,000	1,304,700

PHARMACEUTICALS — 0.3%
Schering Plough Corp. 6.00% [CVT]		23,000	1,290,300

PRINTING & PUBLISHING — 0.8%
Interpublic Group of Cos., Inc. Series A 5.375% [CVT]		60,000	2,940,000

TOTAL PREFERRED STOCK (Cost $18,091,025)			19,216,550

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES — 5.2%
Federal Home Loan Mortgage Corp.
6.00%, 04/01/33	$4,679	$4,841,194

Federal National Mortgage Assoc
5.50%, 04/01/33 – 07/01/33	7,612	7,736,444
6.00%, 05/01/33 – 08/01/34	9,359	9,689,976

		17,426,420

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $22,225,973)		22,267,614

U.S. TREASURY — 1.0%
U.S. Treasury Notes
5.00%, 02/15/11(a) (Cost $4,270,651)	4,000	4,256,408

TOTAL LONG-TERM INVESTMENTS (Cost $448,438,413)		467,873,285

SHORT-TERM INVESTMENTS — 24.7%
CORPORATE OBLIGATIONS — 2.0%
Natexis Banque NY
2.297%, 01/03/05(b)(c)	8,599	8,598,046

TIME DEPOSITS — 1.5%
Bank of America NA
1.50%, 01/03/05(b)	4,816	4,815,507
Chase Manhattan Bank
2.25%, 01/03/05(b)	1,828	1,828,164

		6,643,671

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 16.6%
BlackRock Institutional Money Market Trust(b)(j)	71,290,398	71,290,398

REGISTERED INVESTMENT COMPANIES — 4.6%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	9,988,637	9,988,637
BlackRock Provident Institutional Funds TempFund Portfolio(j)	9,988,637	9,988,637

		19,977,274

TOTAL SHORT-TERM INVESTMENTS (Cost $106,509,389)		106,509,389

TOTAL INVESTMENTS — 133.1% (Cost $554,947,801; Note 5)		574,382,674
LIABILITIES IN EXCESS OF OTHER ASSETS — (33.1%)		(142,869,848)

NET ASSETS — 100.0%		$431,512,826

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

(a)	All or a portion of securities on loan. Securities on loan have an aggregate market value of $84,570,979; cash collateral of $86,532,115 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Healthcare Services	6.7%
Gaming	5.5
U.S. Government Agency Mortgage-Backed Securities	5.2
Media — Cable	4.1
Chemicals	3.9
Health Services	3.6
Packaging	3.6
Electric — Generation	3.5
Forestry/Paper	3.4
Energy — Exploration & Production	3.3
Aerospace/Defense	3.2
Food — Wholesale	3.2
Pharmaceuticals	3.2
Telecom — Wireless	2.8
Media — Broadcasting	2.7
Electric — Integrated	2.6
Software/Services	2.6
Printing & Publishing	2.4
Gas Distribution	2.4
Consumer Products	2.3
Oil Field Equipment & Services	2.3
Support — Services	2.3
Telecom — Integrated/Services	2.3
Food & Drug Retailers	2.2
Hotels	2.0
Building & Construction	1.9
Media — Diversified	1.8
Diversified Capital Goods	1.7
Automotive Parts & Equipment	1.6
Electronics	1.5
Non-Food & Drug Retailers	1.5
Machinery	1.4%
Media — Services	1.3
Leisure	1.2
Transportation Excluding Air/Rail	1.2
Theaters & Entertainment	1.1
Environmental	1.0
Metals & Mining Excluding Steel	1.0
Telecommunications Equipment	1.0
U.S. Treasury Obligations	1.0
Non-Electric Utilities	0.9
Building Materials	0.7
Household & leisure Products	0.7
Restaurants	0.7
Apparel & Textile	0.5
Beverages	0.5
Electric — Distr/Trans	0.5
Integrated Energy	0.5
Aerospace	0.4
Auto Loans	0.4
Automotive	0.3
Computer Hardware	0.3
Telecom — Fixed Line	0.3
Agency	0.1
Banking	0.1
Short-Term Investments	24.7

133.1
Liabilities in excess of other assets	(33.1)

100.0%

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	MOODY’S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 58.9%
ASSET-BACKED SECURITIES — 4.7%
Bear Stearns Asset Backed Securities, Inc., Series 2001-A, Class AIII
2.723%, 02/15/31(c)	Aaa		$787	$788,439
CCCA LLC, Series 2000
7.80%, 10/15/08 144A (cost $1,060,272; purchased 0521/02-02/12/03)(g)	AAA	(d)	1,000	1,082,794
CDC Mortgage Capital Trust, Series 2002-HE2, Class A
2.708%, 01/25/33(c)	Aaa		1,418	1,419,227
Citibank Omni-S Master Trust, Series 2002-1, Class A
2.502%, 02/18/09(c)	Aaa		20,700	20,711,101
Citibank Omni-S Master Trust, Series 2002-4, Class A
2.533%, 08/18/09(c)	Aaa		23,000	23,031,639
Contimortgage Home Equity Loan Trust, Series 1997-5, Class A8
2.703%, 03/15/24(c)	Aaa		345	346,812
Countrywide Asset-Backed Certificates, Series 2004-7, Class 2AV1
2.567%, 12/25/22	Aaa		14,121	14,129,946
EMC Mortgage Loan Trust, Series 2001-A, Class A
2.788%, 05/25/40 144A(c)	Aaa		10,867	10,887,273
Equity One ABS, Inc., Series 2004-2, Class AF1
2.527%, 07/25/34(c)	Aaa		13,120	13,128,521
Fremont Home Loan Trust, Series 2004-2, Class 2A1
2.567%, 07/25/34(c)	Aaa		5,196	5,199,238
Home Equity Mortgage Trust, Series 2004-4, Class A2
2.567%, 12/25/34	Aaa		9,570	9,578,120
Nelnet Student Loan Trust, Series 2004-4, Class A1
2.017%, 01/25/05(c)	Aaa		6,900	6,901,001
Novastar NIM Trust, Series 2004-N1, Class Notes
4.458%, 02/25/34 144A	A-	(d)	259	259,358
Wells Fargo Home Equity Trust, Series 2004-2, Class A-31
2.578%, 06/25/19(c)	Aaa		2,215	2,217,099

TOTAL ASSET-BACKED SECURITIES (Cost $109,581,112)				109,680,568

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.0%
Bank of America Mortgage Securities, Series 2004-1, Class 5A1
6.50%, 09/25/33	AAA	(d)	1,321	1,343,460
Bear Stearns Trust,
Series 2002-11, Class A-1 5.638%, 02/25/33 [ARM](c)	Aaa		950	949,272
Series 2002-11, Class A-2 5.325%, 01/25/33 [ARM](c)	Aaa		2,630	2,665,396

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Series 2002-9, Class 2A 5.261%, 10/25/32 [ARM](c)	Aaa	$416	$417,107
Fannie Mae Whole Loan,
Series 2003-W1, Class 1A1 6.50%, 12/25/42	Aaa	2,640	2,750,596
Series 2004-W2, Class 2A2 7.00%, 02/25/44	Aaa	826	874,608
Series 2004-W2, Class 5A 7.50%, 03/25/44	Aaa	838	897,967
Series 1993-70, Class Z 6.90%, 05/25/23	Aaa	220	227,408
Fannie Mae,
Series 2002-55, Class KY 4.75%, 04/25/28	Aaa	72	71,778
Series 2002-56, Class MC 5.50%, 09/25/17	Aaa	476	490,266
Series 2003-122, Class TU 4.00%, 05/25/16	Aaa	770	777,996
Series 2003-25, Class KP 5.00%, 04/25/33	Aaa	20,745	20,619,863
Series 2003-33, Class PU 4.50%, 05/25/33	Aaa	687	687,241
Series 2003-63, Class A2 2.34%, 07/25/44	Aaa	315	314,424
Freddie Mac,
Series 2064, Class ZA 6.50%, 05/15/28	Aaa	5,648	5,884,034
Series 2145, Class MZ 6.50%, 04/15/29	Aaa	14,262	14,870,593
Series 2378, Class PE 5.50%, 11/15/16	Aaa	665	692,675
Series 2504, Class L 5.50%, 03/15/15	Aaa	42	41,689
Series 2513, Class QK 5.00%, 08/15/28	Aaa	146	146,335
Series 2649, Class QA 3.50%, 03/15/10	Aaa	1,179	1,183,052
Series 2662, Class DG 5.00%, 10/15/22	Aaa	1,300	1,295,455
Series 2694, Class QH 4.50%, 03/15/32	Aaa	1,265	1,219,359
Series 2721, Class PE 5.00%, 01/15/23	Aaa	525	519,673
Series 2724, Class PT 3.75%, 05/15/16	Aaa	578	579,316
Series 2728, Class TC 4.00%, 02/15/23	Aaa	1,060	1,059,686
Series 2734, Class PG 5.00%, 07/15/32	Aaa	909	904,283
Series 2737, Class XG 4.00%, 11/15/22	Aaa	530	529,843
Series 2737, Class YD 5.00%, 08/15/32	Aaa	600	597,332
Series 2750, Class NB 4.00%, 12/15/22	Aaa	1,426	1,425,003
Series 2759, Class AU 3.50%, 05/15/19	Aaa	610	608,702
Series 2786, Class PA 3.50%, 10/15/10	Aaa	595	596,835
GS Mortgage Securities Corp. II,
Series 2001-1285, Class A2 6.526%, 08/15/18 144A	Aa1	2,000	2,229,191
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1
3.464%, 06/01/34	Aaa	16,618	16,396,695
Indymac Trust, Series 2001-H2, Class A2
6.598%, 01/25/32 [ARM](c)	Aaa	197	197,607

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Nationslink Funding Corp., Series 1999-SL, Class A4
6.654%, 11/10/30	Aaa		$349	$357,644
Prime Mortgage Trust, Series 2004-CL1, Class 1A2
2.58%, 02/25/34(c)	AAA	(d)	2,712	2,717,787
Prime Mortgage Trust, Series 2004-CL1, Class 2A2
2.58%, 02/25/19(c)	AAA	(d)	689	690,002
Residential Funding Mortgage Securities, Series 2002-SA2, Class A1
5.586%, 09/25/32(c)	Aaa		507	505,921
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z
9.95%, 08/01/17	AAA	(d)	196	207,876
Structured Asset Securities Corp., Series 2002-1A, Class 4A
6.112%, 02/25/32(c)	Aaa		276	275,989
Washington Mutual,
Series 2002-AR11, Class A1 5.145%, 10/25/32(c)	Aaa		2,155	2,185,293
Series 2004-CB1, Class 4A 6.00%, 06/25/34	Aaa		753	773,368

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $90,229,313)				91,778,620

CORPORATE OBLIGATIONS — 4.2%
AIRLINES — 0.2%
United Air Lines, Inc., Equipment Trust,
Series 91C 10.36%, 11/13/12 144A (cost $8,052,231; purchased 01/03/96)(g)(i)	NR		6,925	3,358,625
Series 91E 10.36%, 11/27/12 144A (cost $582,741; purchased 01/03/96)(g)(i)	NR		500	242,500
United Air Lines, Inc., Pass-Thru Cert., Series 91A2
10.02%, 03/22/14 144A (cost $1,00,630; purchased 03/01/95)(g)(i)	NR		1,000	385,495

				3,986,620

AUTOMOBILE MANUFACTURERS — 0.3%
Daimlerchrysler NA Holding Corp., Notes
2.96%, 05/24/06	A3		5,900	5,931,388

CONGLOMERATES — 0.1%
Altria Group, Inc., Debs.
7.75%, 01/15/27	Baa2		1,700	1,913,348

ENTERTAINMENT & LEISURE
Time Warner, Inc., Notes
8.11%, 08/15/06	Baa1		510	547,246

FINANCIAL SERVICES — 2.0%
Duke Capital Corp., Notes
4.302%, 05/18/06	Baa3		595	602,382
Ford Motor Credit Co., Notes
2.51%, 01/18/05	A3		4,500	4,497,480
7.60%, 08/01/05	A3		6,200	6,345,581
6.875%, 02/01/06	A3		431	444,131
Ford Motor Credit Co., Sr. Notes
5.80%, 01/12/09	A3		860	879,823

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
General Motors Acceptance Corp., Notes
7.50%, 07/15/05	Baa1		$11,400	$11,636,344
6.75%, 01/15/06	A3		1,475	1,513,546
6.125%, 09/15/06	A3		780	799,962
4.375%, 12/10/07	A3		380	374,901
6.875%, 09/15/11	A3		510	523,341
Pemex Project Funding Master Trust, Gtd. Notes
8.50%, 02/15/08	Baa1		490	553,700
8.00%, 11/15/11	Baa1		2,700	3,114,450
8.625%, 02/01/22	Baa1		2,300	2,681,800
Phoenix Quake Ltd., Notes
4.05%, 07/03/08 144A (cost $1,200,000; purchased 06/18/03)(c)(g)	Baa3		1,200	1,241,832
Phoenix Quake Wind Ltd., Notes
4.05%, 07/03/08 144A(c) (cost $1,200,000; purchased 06/18/03)(g)	Baa3		1,200	1,241,832
5.10%, 07/03/08 144A(c)	Ba1		550	456,786
Qwest Capital Funding Corp., Gtd. Notes
7.25%, 02/15/11	Caa2		153	150,705
Sr. Wind Ltd., Notes, Series A1
7.51%, 02/10/05 144A(c) (cost $4,000,000; purchased 04/30/01)(g)	BB+	(d)	4,000	4,030,560
Sr. Wind Ltd., Notes, Series A2
8.01%, 02/10/05 144A (cost $2,000,000; purchased 04/30/01)(c)(g)	BB+	(d)	2,000	2,022,200
UFJ Finance Aruba AEC, Gtd. Notes
6.75%, 07/15/13	Baa1		2,900	3,236,989
Verizon Global Funding Corp., Notes
7.25%, 12/01/10	A2		900	1,032,377

				47,380,722

OIL & GAS — 0.6%
El Paso Corp., Sr. Notes
7.75%, 01/15/32	Caa1		14,940	14,379,750

TELECOMMUNICATIONS — 0.8%
France Telecom SA, Notes (France)
8.20%, 03/01/06(c)(l)	Baa2		5,000	5,251,280
GTE Hawaiian Telephone, Debs.
7.375%, 09/01/06	Aaa		585	620,436
Qwest Corp., Debs.
7.20%, 11/10/26	Ba3		8,950	8,636,750
8.875%, 06/01/31	Ba3		500	525,000
Sprint Capital Corp., Gtd. Notes
6.00%, 01/15/07	Baa3		3,500	3,664,833

				18,698,299

UTILITIES — 0.2%
AEP Texas Central Co., Notes
3.54%, 02/15/05(c)	Baa2		1,600	1,599,987
Appalachian Power Co., Sr. Notes, Series E
4.80%, 06/15/05	Baa2		1,585	1,598,582
Cleveland Electric Co., Notes
7.13%, 07/01/07	Aaa		1,570	1,696,332

				4,894,901

TOTAL CORPORATE OBLIGATIONS (cost $101,740,269)				97,732,274

FOREIGN GOVERNMENT BONDS — 3.1%
Republic of Brazil (Brazil)
3.063%, 04/15/06 [BRB](c)	B2		1,687	1,691,322
11.50%, 03/12/08	B2		7,000	8,249,500
3.125%, 04/15/09	B2		106	105,087
3.125%, 04/15/09 [BRB](c)	B2		937	930,024

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
8.299%, 06/29/09	B1	$100	$117,875
11.00%, 01/11/12	B2	7,080	8,630,520
Republic of Panama (Panama)
9.375%, 01/16/23	Ba1	4,400	5,104,000
8.875%, 09/30/27	Ba1	400	442,000
Republic of Peru (Peru)
9.125%, 01/15/08	Ba3	3,000	3,427,500
9.125%, 02/21/12	Ba3	6,500	7,596,875
9.125%, 02/21/12	Ba3	1,375	1,608,750
9.875%, 02/06/15	Ba3	2,500	3,075,000
4.50%, 03/07/17	Ba3	4,000	3,720,200
Republic of South Africa (South Africa)
9.125%, 05/19/09	Baa2	800	950,000
Russian Federation (Russia) 5.00%,
03/31/30(c)	Baa3	13,800	14,288,521
United Mexican States (Mexico)
9.875%, 02/01/10	Baa2	600	738,900
8.375%, 01/14/11	Baa2	2,800	3,295,600
6.375%, 01/16/13	Baa2	2,490	2,658,075
8.125%, 12/30/19	Baa2	200	235,200
8.30%, 08/15/31	Baa2	5,100	5,989,950

TOTAL FOREIGN GOVERNMENT BONDS (Cost $64,748,305)			72,854,899

MUNICIPAL BONDS — 1.5%
CALIFORNIA — 0.2%
Golden State Tobacco Securitization Corp. Series 2003-A-1
6.25%, 06/01/33	A3	5,300	5,313,356

ILLINOIS — 0.1%
Chicago Illinois Refunding — Emergency Telephone System
5.25%, 01/01/13	Aaa	2,000	2,240,600
Illinois State Taxable — Pension General Obligation Bond
4.95%, 06/01/23	Aa3	570	555,197

			2,795,797

MARYLAND — 0.3%
Prince George’s Country Maryland General Obligation Bond Series B
5.00%, 10/01/13	Aa2	5,570	6,180,806

NEVADA — 0.3%
Las Vegas Water Authority (MBIA Insured) Series B
5.00%, 06/01/25	Aaa	3,840	3,992,294
5.00%, 06/01/27	Aaa	2,200	2,265,032

			6,257,326

NEW JERSEY — 0.1%
City of Trenton General Obligation Bond
4.80%, 04/01/14	Aaa	990	989,931
Jersey City Municipal Utilities Authority Water Revenue Bond Series A
4.81%, 05/15/14	Aaa	1,000	993,250

			1,983,181

NEW MEXICO
Jicarilla New Mexico Apache Nation Revenue Bonds
3.85%, 12/01/08	NR	435	431,255

NEW YORK — 0.1%
New York City Transitional Financial Authority Series E
5.00%, 02/01/28	Aa2	1,200	1,230,396

OREGON
Portland Oregon River District Urban Renewal and Redevelopment Revenue Bonds Series B
3.35%, 06/15/10	Aaa	1,020	965,308

WISCONSIN — 0.4%
Badger Tobacco Asset Securitization Corp.
6.00%, 06/01/17	Baa3	10,100	10,111,312
Wisconsin State General Revenue Bond
5.70%, 05/01/26	Aaa	510	531,527

			10,642,839

TOTAL MUNICIPAL BONDS (Cost $35,273,266)			35,800,264

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES — 21.5%
Federal Home Loan Mortgage Corp.
5.00%, 10/01/18-05/01/34	$8,687	$8,813,142
5.50%, 01/01/34	3,630	3,691,564
6.00%, 02/01/16-02/01/33	9,465	9,832,530
8.25%, 08/01/17	20	22,217

		22,359,453

Federal National Mortgage Assoc.
3.705%, 08/01/29(c)	299	300,867
3.974%, 05/01/36(c)	17,259	17,467,579
4.094%, 01/01/24(c)	15	15,177
4.297%, 11/01/35(c)	5,354	5,444,520
4.50%, 09/01/18-09/01/33	1,931	1,918,594
4.537%, 01/01/28(c)	225	227,473
5.00%, 10/01/08-01/13/35	275,050	277,609,959
5.50%, 08/01/16-01/13/35	107,145	109,826,743
6.00%, 08/01/13-01/01/34	28,128	29,495,470
6.375%, 01/01/09	1,831	1,967,193
6.50%, 09/01/16-11/01/33	1,544	1,633,112

		445,906,687

Government National Mortgage Assoc.
2.75%, 01/20/32-02/20/32(c)	11,049	10,833,212
3.375%, 03/20/17-05/20/30(c)	4,966	4,944,524
3.50%, 07/20/30(c)	2,920	2,908,186
3.75%, 08/20/23-09/20/24(c)	1,219	1,230,471
4.00%, 10/20/29-11/20/29(c)	5,030	5,087,953
4.625%, 10/20/23-12/20/26(c)	1,875	1,916,404
6.00%, 01/15/34	192	199,332
7.00%, 02/15/24	19	19,862

		27,139,944

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $493,747,803)		495,406,084

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Small Business Administration
7.449%, 08/01/10	1,616	1,745,587
6.344%, 08/01/11	12,427	13,096,309
4.915%, 09/10/13	13,600	13,728,091
5.13%, 09/01/23	1,622	1,661,705
5.52%, 06/01/24	10,396	10,834,731

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $39,661,608)		41,066,423

U.S. TREASURY OBLIGATIONS — 17.6%
U.S. Treasury Bonds
8.875%, 02/15/19	2,900	4,172,943
U.S. Treasury Inflationary Bonds [TIPS]
3.375%, 01/15/07(k)	2,300	2,935,998
3.625%, 01/15/08	3,300	4,248,758
3.875%, 01/15/09	61,200	79,868,672
4.25%, 01/15/10	8,100	10,663,878
0.875%, 04/15/10	33,900	33,839,438
3.50%, 01/15/11	104,400	130,087,673
3.375%, 01/15/12(c)	2,400	2,937,900
3.00%, 07/15/12	24,500	29,035,857
1.875%, 07/15/13	400	427,815
U.S. Treasury Notes
2.50%, 09/30/06	9,300	9,222,624
3.50%, 11/15/09	1,500	1,493,439
3.50%, 12/15/09	100,500	100,044,635

TOTAL U.S. TREASURY OBLIGATIONS (Cost $405,962,729)		408,979,630

	NUMBER OF CONTRACTS
OPTIONS CALL OPTIONS
U.S. Treasury Note Futures, Strike Price 115, Expires 02/18/05*	530	28,984
U.S. Treasury Note Futures, Strike Price 116, Expires 02/18/05*	240	8,250

TOTAL OPTIONS (Cost $67,633)		37,234

	SHARES
PREFERRED STOCK — 0.4%
FINANCIAL SERVICES
Fannie Mae, 7.00% (Cost $8,740,000)	174,800	9,952,675

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	UNITS	VALUE (NOTE 2)
RIGHTS* — 0.1%
United Mexican States Value Recovery Rights
Series C (Mexico)	49,719	$708,496
Series D (Mexico)	49,629	1,191,096
Series E (Mexico)	35,410	757,774

TOTAL RIGHTS (Cost $737,487)		2,657,366

TOTAL LONG-TERM INVESTMENTS (Cost $1,350,489,525)		1,365,946,037

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 59.4%
BANK LOAN — 0.3%
Morgan Stanley
2.65%, 08/19/05 144A (cost $6,300,000; purchased 06/28/04)(g)	$6,300	6,274,252

CERTIFICATES OF DEPOSIT — 7.1%
Bank of America
1.995%, 01/18/05	200	200,000
2.03%, 02/04/05	1,700	1,700,000
2.36%, 03/14/05	44,800	44,799,678
2.44%, 03/23/05	500	499,998
2.44%, 03/28/05	11,700	11,699,981
Citibank NA
2.465%, 03/29/05	50,000	49,999,958
2.465%, 03/29/05	9,000	8,999,993
HSBC Bank
2.41%, 04/01/05	46,400	46,399,436
Wells Fargo
2.065%, 01/11/05	600	600,000

		164,899,044

COMMERCIAL PAPER — 7.3%
Bank of Ireland
1.96%, 01/27/05 144A (cost $39,344,227; purchased 09/27/04)(h)	39,400	39,345,900
Ford Motor Co.
2.52%, 04/07/05	11,400	11,322,594
General Motors Acceptance Corp.
2.404%, 03/22/05	3,800	3,779,446
2.495%, 04/05/05	2,500	2,483,540
2.535%, 04/05/05	2,300	2,284,614
HBOS Treasury Services
1.955%, 01/25/05	43,200	43,146,668
1.96%, 01/25/05	1,800	1,797,772
UBS Finance, Inc.
2.20%, 01/03/05	50,000	49,993,889
2.20%, 01/03/05	14,900	14,898,179

		169,052,602

	SHARES
REGISTERED INVESTMENT COMPANIES — 1.2%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	14,048,660	14,048,660
BlackRock Provident Institutional Funds TempFund Portfolio(j)	14,048,659	14,048,659

		28,097,319

	PRINCIPAL AMOUNT (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.0%
Federal Home Loan Bank
1.00%, 01/03/05(n)	$20,800	20,798,844
1.00%, 01/03/05(n)	20,800	20,798,844
1.00%, 01/03/05(n)	50,000	49,997,222
1.00%, 01/03/05(n)	50,000	49,997,223
1.00%, 01/03/05(n)	50,000	49,997,223
1.00%, 01/03/05(n)	50,000	49,997,223
1.00%, 01/03/05(n)	50,000	49,997,222
1.00%, 01/03/05(n)	8,700	8,699,517
1.00%, 01/03/05(n)	50,000	49,997,222
1.00%, 01/03/05(n)	50,000	49,997,223
1.05%, 01/03/05(n)	14,900	14,899,131
1.05%, 01/03/05(n)	50,000	49,997,083
1.95%, 01/14/05(n)	22,900	22,885,339
1.95%, 01/14/05(n)	17,200	17,188,989
1.95%, 01/14/05(n)	22,900	22,885,339
Federal Home Loan Mortgage Corp.
1.98%, 01/18/05(n)	22,900	22,879,819
1.985%, 01/25/05(n)	6,800	6,791,086
1.985%, 01/25/05(n)	23,000	22,969,851
1.985%, 01/25/05(n)	23,000	22,969,851
2.19%, 02/15/05(n)	23,100	23,038,567
2.19%, 02/15/05(n)	23,100	23,038,567
2.19%, 02/15/05(n)	13,100	13,065,161
2.11%, 03/01/05(n)	23,000	22,912,054
2.30%, 03/01/05(n)	22,200	22,117,808
2.13%, 03/07/05(n)	8,000	7,968,760
2.20%, 03/08/05(n)	23,000	22,905,828

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
2.315%, 03/08/05(n)	$1,900	$1,891,814
2.22%, 03/11/05(n)	21,100	21,008,918
2.26%, 03/14/05(n)	900	895,876
Federal National Mortgage Assoc
2.20%, 01/24/05(n)	23,100	23,069,350
2.20%, 01/26/05(n)	9,000	8,986,696
2.285%, 02/23/05(n)	1,600	1,594,463
2.305%, 03/02/05(n)	22,200	22,113,294
2.31%, 03/02/05(n)	22,000	21,913,888
2.335%, 03/09/05(n)	23,400	23,296,793
2.34%, 03/09/05(n)	8,800	8,761,104
2.34%, 03/09/05(n)	8,700	8,661,546
2.345%, 03/09/05(n)	14,400	14,336,216
2.35%, 03/09/05(n)	23,500	23,395,686
2.395%, 03/16/05(n)	23,500	23,382,745
2.40%, 03/16/05(n)	23,500	23,382,500
2.39%, 04/15/05(n)	23,400	23,236,882
2.485%, 05/25/05(n)	9,000	8,909,919

		997,628,686

U.S. TREASURY BILLS — 0.5%
U.S. Treasury Bills
2.00%, 03/17/05(n)(k)	710	707,002
2.145%, 03/17/05(n)(k)	2,130	2,121,003
2.195%, 03/17/05(n)	500	497,683
2.205%, 03/17/05(n)(k)	1,420	1,414,002
2.205%, 03/17/05(n)	2,860	2,847,919
2.21%, 03/17/05(n)(k)	3,500	3,485,216

		11,072,825

TOTAL SHORT-TERM INVESTMENTS (Cost $1,377,055,569)		1,377,024,728

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 118.3% (Cost $2,727,545,094; Note 5)		2,742,970,765

	NUMBER OF CONTRACTS/ SWAP NOTIONAL AMOUNT $(000)
OUTSTANDING OPTIONS WRITTEN — (0.2)%
CALL OPTIONS — (0.2%)
Swap 3-Month LIBOR & Fixed, Strike Price
5.50%, Expires 01/07/05*	24,500	(1,753,220)
Swap 3-Month LIBOR & Fixed, Strike Price
6.00%, Expires 06/09/05*	38,300	(3,471,857)
U.S. Treasury Note Futures, Strike Price 114, Expires 02/18/05*	1,629	(381,797)

		(5,606,874)

PUT OPTIONS
3-Month Euro-Euribor Interest Futures Strike Price 94.25, Expires 06/15/05*	134	0
Eurodollar Futures, Strike Price 97.75, Expires 06/13/05*	319	(184,280)
Swap 3-Month LIBOR & Fixed, Strike Price
6.70%, Expires 06/09/05*	22,300	(1,249)
Swap 3-Month LIBOR & Fixed, Strike Price
7.00%, Expires 01/07/05*	24,500	0
U.S. Treasury Note Futures, Strike Price 108, Expires 02/18/05*	1,137	(106,594)

		(292,123)

TOTAL OUTSTANDING OPTIONS WRITTEN (Premium Received $4,233,189)		(5,898,997)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 118.1% (Cost $2,723,311,905)		2,737,071,768
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (18.1%)		(418,848,319)

NET ASSETS — 100.0%		$2,318,223,449

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ARM	Adjustable Rate Mortgage Security
BRB	Brady Bond
BRL	Brazilian Real
CLP	Chilean Peso
EUR	Euro

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

GBP	British Pound
HKD	Hong Kong Dollar
INR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
PEN	Peruvian Sol
PLZ	Polish Zloty
RUB	Russian Rouble
SGD	Singapore Dollar
SKK	Slovak Koruna
TIPS	Treasury Inflation Protection Securities
TWD	Taiwan Dollar

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $26,955,013. The aggregate value, $24,361,073 represents 1.05% of net assets.
(h)	Security is a 144A security restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the security for investment and not with a view to public distribution. At the end of the current reporting period, the aggregate cost of such securities was $39,344,227. The aggregate market value of $39,345,900, is approximately 1.70% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Security available to institutional investors only.
(k)	Securities with an aggregate market value of $10,663,221 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED APPRECIATION (DEPRECIATION)
LONG POSITIONS:
1,638	Euro-Bund	Mar 05	$264,516,739	$264,034,824	$(481,915)
554	Euro Dollar	Jun 05	134,167,250	134,102,625	(64,625)
2,345	Euro Dollar	Sep 05	569,293,000	566,376,125	(2,916,875)
1,063	Euro Dollar	Dec 05	256,446,975	256,289,300	(157,675)
25	Japanese Government 10 Year Bond	Mar 05	33,677,383	33,756,221	78,838
3,250	U.S. Treasury 10 Year Note	Mar 05	362,894,500	363,796,875	902,375
143	U.S. Treasury 15 Year Bond	Mar 05	15,790,172	16,087,500	297,328

					$(2,342,549)

(l)	US$ Denominated Foreign Bonds.
(n)	Rates shown are the effective yields at purchase date.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

Foreign currency exchange contracts outstanding at December 31, 2004:

PURCHASE CONTRACTS

SETTLEMENT MONTH	TYPE		CONTRACTS TO RECEIVE	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Jan 05	Buy	BRL	1,303,830	$436,355	$490,900	$54,545
Feb 05	Buy	BRL	1,361,634	473,447	512,663	39,216
Mar 05	Buy	BRL	1,500,000	522,375	564,759	42,384
Feb 05	Buy	CLP	385,171,053	645,402	693,038	47,636
Mar 05	Buy	CLP	303,010,000	511,172	545,206	34,034
Jan 05	Buy	EUR	10,010,000	13,389,765	13,600,981	211,216
Jan 05	Buy	GBP	1,093,000	2,094,604	2,095,891	1,287
Jan 05	Buy	HKD	3,512,275	452,502	452,539	37
Mar 05	Buy	INR	34,232,000	777,467	787,483	10,016
Jan 05	Buy	JPY	4,255,061,000	39,805,830	41,583,860	1,778,030
Jan 05	Buy	KRW	523,611,000	456,653	505,756	49,103
Feb 05	Buy	KRW	533,341,000	498,072	515,154	17,082
Mar 05	Buy	KRW	590,000,000	554,845	569,881	15,036
Feb 05	Buy	MXN	4,869,827	422,141	432,213	10,072
Mar 05	Buy	MXN	5,606,000	492,099	495,654	3,555
Feb 05	Buy	PEN	1,567,673	472,444	478,095	5,651
Mar 05	Buy	PEN	1,740,000	526,874	530,650	3,776
Feb 05	Buy	PLZ	3,324,488	1,043,284	1,096,204	52,920
Jan 05	Buy	RUB	12,981,636	452,953	468,313	15,360
Feb 05	Buy	RUB	13,057,580	458,241	471,052	12,811
Mar 05	Buy	RUB	15,239,000	544,931	549,747	4,816
Jan 05	Buy	SGD	761,437	455,650	466,712	11,062
Feb 05	Buy	SGD	774,318	471,254	475,003	3,749
Mar 05	Buy	SGD	853,000	520,011	523,687	3,676
Feb 05	Buy	SKK	14,838,569	494,536	518,305	23,769
Mar 05	Buy	SKK	16,715,000	578,693	583,716	5,023
Feb 05	Buy	TWD	15,168,502	468,307	478,651	10,344
Mar 05	Buy	TWD	16,605,000	514,404	523,981	9,577

				$68,534,311	$71,010,094	$2,475,783

SALE CONTRACTS

SETTLEMENT MONTH	TYPE		CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Jan 05	Sell	EUR	17,800,000	$23,896,396	$24,184,832	$(288,436)
Jan 05	Sell	GBP	203,000	394,977	389,740	5,237
Jan 05	Sell	JPY	797,734,000	7,775,370	7,785,006	(9,636)

				$32,066,743	$32,359,578	$(292,835)

Interest rate swap agreements outstanding at December 31, 2004:

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)	UNREALIZED APPRECIATION (DEPRECIATION)
Receive variable rate payments on the Lehman Commercial Mortgage Backed Securities Index and pay fixed rate payment of 1.49% for the initial calculation period and variable rate payments thereafter on the one month LIBOR-BBA floating rate. (cost $0; purchased 09/15/04)(g)(2)	Apr 05	$4,200	$17,689
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate. (cost $541,780; purchased 12/06/04)(g)(6)	Jun 07	89,200	(71,021)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate.(8)	Jun 10	104,900	326,241
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate.(1)	Jun 10	221,300	(329,328)
Receive fixed rate payments of 5.00% And pay variable rate payments on the three month LIBOR-BBA floating rate.(3)	Dec 14	3,600	(108,360)
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(9)	Jun 15	41,000	219,359
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(6)	Jun 15	107,500	150,141

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

DESCRIPTION	EXPIRATION MONTH		NOTIONAL AMOUNT (000)	UNREALIZED APPRECIATION (DEPRECIATION)
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost ($12,806); purchased 02/12/02)(g)(3)	Mar 17	EUR	11,200	675,733
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $51,787; purchased 05/15/02)(g)(7)	Mar 32	EUR	5,300	403,473
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $2,816; purchased 03/25/02)(g)(4)	Mar 32	EUR	6,600	564,111
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month EUR-EURIBOR floating rate. (cost $218,789; purchased 11/08/04)(g)(5)	Jun 34	EUR	2,800	133,625
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $756,773; purchased 07/02/2004)(g)(4)	Jun 34	EUR	15,400	1,187,593
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(3)	Mar 17	GBP	6,500	(110,518)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(4)	Mar 32	GBP	3,600	(139,676)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(7)	Mar 32	GBP	3,100	(142,754)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(6)	Jun 34	GBP	3,400	(27,896)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(1)	Jun 34	GBP	3,600	(147,564)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(7)	Jun 34	GBP	4,300	(203,732)
Receive fixed rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(6)	Jun 12	JPY	1,050,000	(463,943)
Receive fixed rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(7)	Jun 12	JPY	1,625,000	(770,649)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(3)	Jun 12	JPY	130,000	(60,898)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(3)	Jun 12	JPY	387,100	(147,639)

				$953,987

Broker/Counterparty:

(1)	Barclays Bank PLC
(2)	Citigroup
(3)	Goldman Sachs
(4)	J.P. Morgan Chase & Co.
(5)	Merrill Lynch
(6)	Morgan Stanley
(7)	UBS — Warburg
(8)	RBS Greenwich Capital
(9)	Lehman Brothers Specialty Financing, Inc.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

Credit default swap agreements outstanding at December 31, 2004:

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)	UNREALIZED APPRECIATION
Receive a fixed rate equal to 1.10% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/27. (cost $0; purchased 06/07/04)(g)(6)	Jun 05	$1,200	$3,375
Receive a fixed rate equal to 1.80% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/29. (cost $0; purchased 05/30/03)(g)(6)	Jun 05	500	3,044
Receive a fixed rate equal to 0.98% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.0% due 03/31/30. (cost $0; purchased 08/03/04)(g)(4)	Aug 05	3,300	4,223

			$10,642

Broker/Counterparty

(4)	J.P. Morgan Chase & Co.
(6)	Morgan Stanley

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Government Agency Mortgage-Backed Securities	21.5%
U.S. Treasury Obligations	17.6
Asset-Backed Securities	4.7
Collateralized Mortgage Obligations	4.0
Foreign Government Bonds	3.1
Financial Services	2.4
U.S. Government Agency Obligations	1.8
Municipal Bonds	1.5
Telecommunications	0.8
Oil & Gas	0.6
Automobile Manufacturers	0.3
Airlines	0.2
Utilities	0.2
Conglomerates	0.1
Rights	0.1
Options Written	(0.2)
Short-Term Investments	59.4

118.1
Liabilities in excess of other assets	(18.1)

100.0%

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 32.8%
ASSET-BACKED SECURITIES — 3.8%
Advanta Mortgage Loan Trust, Series 1994-4, Class A
2.793%, 11/25/29(c)	Aaa	$1,795	$1,795,525
Ameriquest Mortgage Securities, Inc., Series 2002-4, Class A2
2.857%, 01/25/05(c)	Aaa	106	105,880
Argent Securities, Inc., Series 2004-W11, Class A2
2.598%, 11/25/34(c)	Aaa	4,004	4,006,788
Bear Stearns Asset Backed Securities, Inc., Series 2003-3, Class A1
2.618%, 01/25/05	Aaa	1,454	1,455,873
Bear Stearns Asset Backed Securities, Inc., Series 2004-HE9, Class 1A1
2.361%, 01/25/05(c)	Aaa	3,387	3,390,411
Capital Auto Receivables Asset Trust, Series 2002-5, Class A4
2.92%, 04/15/08	Aaa	1,446	1,444,299
Chase Credit Card Master Trust, Series 2002-2, Class A
2.453%, 07/16/07(c)	Aaa	4,300	4,303,307
Chase Funding Loan Acquisition Trust, Series 2001-C2, Class IIA1
2.658%, 07/25/30(c)	Aaa	315	314,835
Series 2003-C1, Class 2A2
2.748%, 01/25/05(c)	Aaa	199	199,645
Citibank Omni-S Master Trust, Series 2002-5, Class A
2.783%, 11/17/09	Aaa	4,300	4,305,698
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2
2.768%, 07/25/32	Aaa	352	353,155
Series 2002-HE1, Class
2.551%, 08/25/32(c)	Aaa	296	296,886
First Franklin Mortgage Loan, Series 2003-FF5, Class A2
2.82%, 03/25/34(c)	Aaa	1,178	1,174,193
Master Asset Backed Securities Trust, Series 2004 - WMC1, Class A4
2.28%, 02/25/34(c)	Aaa	284	284,256
Merrill Lynch Mortgage Investors, Inc., Series 2004 - WMC4, Class A2B1
2.558%, 01/25/05(c)	Aaa	1,821	1,822,269
Morgan Stanley ABS Capital, Series 2004-HE9, Class-A3A
2.567%, 01/25/05(c)	Aaa	4,237	4,235,946
Nelnet Student Loan Trust, Series 2004-4, Class A1
1.92%, 01/25/05(c)	Aaa	2,600	2,600,377
Novaster Home Equity Loan, Series 2001-2, Class A2
2.511%, 09/25/31(c)	Aaa	412	412,536

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)		PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Park Place Securities, Inc., Series 2004-MCW1, Class A3
2.618%, 10/25/34(c)	Aaa		$1,214	$1,215,132
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A
2.777%, 01/25/05(c)	Aaa		2,138	2,139,733
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AIIB
2.748%, 01/25/05(c)	Aaa		1,601	1,602,291
Series 2004-RS9, Class AII1
2.578%, 01/25/05(c)	Aaa		4,110	4,112,756
Residential Asset Securities Corp., Series 2001-KS3, Class AII
2.648%, 01/25/05(c)	Aaa		359	359,296
SVO Timeshare Mortgage Corp., Series 2001-AA, Class A
5.47%, 10/20/13 144A	Aaa		1,909	1,941,485
Wells Fargo Home Equity Trust, Series 2004-2, Class AI1A
2.587%, 02/25/18(c)	Aaa		3,247	3,249,627

TOTAL ASSET-BACKED SECURITIES (Cost $47,056,977)				47,122,199

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7%
Bank of America Mortgage Securities, Series 2002-K, Class 2A1
5.597%, 10/20/32(c)	AAA	(d)	2,210	$2,242,119
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1
4.905%, 01/25/34(c)	Aaa		3,323	3,318,641
Bear Stearns Alt-A Trust, Series 2003-7, Class IIA1
2.697%, 02/25/34(c)	Aaa		1,260	1,260,563
Bear Stearns Trust, Series 2002-2, Class
6.936%, 06/25/31 [ARM](c)	Aaa		241	254,148
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1
6.25%, 12/25/33	AAA	(d)	1,724	1,766,829
Countrywide Home Loans Series 2004-25 Cl-2A1
2.71%, 02/25/35(c)	Aaa		4,200	4,201,970
Series 2003-R4, Class 1A1B
4.879%, 07/25/19 144A	Aaa		545	545,693
Series 2003-R4, Class 2A
6.50%, 01/25/34 144A	Aaa		1,425	1,478,392
Credit Suisse First Boston USA, Inc., Series 2002, Class P-3A
2.695%, 09/27/32 144A	Aaa		5,552	5,509,483

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Series 2003-8, Class 5A1
6.50%, 04/25/33(c)	Aaa	$775	$789,294
Fannie Mae, Series 1988-22, Class A
3.21%, 08/25/18(c)	Aaa	17	17,436
Series 1996-39, Class H
8.00%, 11/25/23	Aaa	198	206,048
Series 2002-76, Class PD
5.00%, 08/25/22	Aaa	633	633,384
Series 2003-54, Class TH
3.50%, 05/25/09	Aaa	2,249	2,254,183
Series 2004-41, Class PB
3.50%, 04/25/17	Aaa	2,071	2,067,852
FHLMC Structured Pass Through Securities, Series T-57, Class 1A1
6.50%, 07/25/43	Aaa	7,219	7,552,573
Series T-59, Class 1A2
7.00%, 10/25/43	Aaa	4,016	4,254,925
First Republic Mortgage Loan Trust, Series 2002-FRB1, Class A
2.703%, 08/15/32(c)	Aaa	10,326	10,332,107
Freddie Mac, Series 2538, Class CA
5.00%, 04/15/16	Aaa	3,606	3,662,588
Government National Mortgage Assoc., Series 1998-15, Class C
6.50%, 06/20/28	Aaa	4,873	5,083,627
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1
3.46%, 06/25/34	Aaa	1,456	1,436,824
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2, Class B
6.925%, 06/15/21(c)	Aaa	329	336,674
Residential Funding Mortgage Securities, Series 2002-SA2, Class A1
5.586%, 09/25/32(c)	Aaa	974	972,925
Saco I, Inc., Series 2004-2, Class A2
2.607%, 01/25/05(c) 144A	Aaa	2,072	2,051,066
Structured Asset Securities Corp., Series 2001-13, Class 2A
7.00%, 10/25/16	Aaa	505	508,615
Series 2004-S1, Class A1
2.547%, 01/25/05(c)	Aaa	1,467	1,467,864
Travelers Mortgage Securities Corp., Series 1984-1, Class Z2
12.00%, 03/01/14	Aaa	410	414,904
Washington Mutual, Series 2002-AR11, Class A1
5.145%, 10/25/32(c)	Aaa	2,155	2,185,293
Series 2002-AR2, Class A
3.181%, 01/25/05(c)	Aaa	769	770,378
Series 2003-R1, Class A1
2.451%, 01/25/05(c)	Aaa	2,882	2,880,341

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,079,820)			70,456,739

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CORPORATE OBLIGATIONS — 9.3%
AIRLINES — 0.2%
United Air Lines, Inc., Pass-Thru Cert., Series 01-1
6.831%, 09/01/08 144A (cost $1,800,000; purchased 08/10/01)(g)(i)	NR	$1,800	$84,060
6.932%, 09/01/11 144A (cost $1,100,000; purchased 08/10/01)(g)(i)	NR	1,100	335,972
United Air Lines, Inc., Pass-Thru Cert., Series 97A
2.02%, 03/02/05(c)	NR	2,992	2,553,062

			2,973,094

AUTOMOBILE MANUFACTURERS — 0.4%
DaimlerChrysler NA Holding Co., Notes
7.40%, 01/20/05	A3	4,960	4,969,126

AUTOMOTIVE PARTS — 0.1%	BAA3
Lear Corp., Gtd. Notes
7.96%, 05/15/05	Baa3	800	812,848

CABLE TELEVISION — 0.4%
Continental Cablevision, Inc., Sr. Notes
8.875%, 09/15/05	Baa3	400	415,695
Cox Communications, Inc., Notes
3.04%, 03/14/05(c)144A	Baa3	3,250	3,258,287
Rogers Cablesystems of America, Inc., Sr. Notes, Series B (Canada)
10.00%, 03/15/05(l)	Ba2	880	896,500

			4,570,482

CONGLOMERATES — 0.4%
Tyco International Group, Gtd. Notes (Luxembourg)
6.375%, 06/15/05(l)	Baa3	4,670	4,738,654

ELECTRONIC COMPONENTS & EQUIPMENT — 0.2%
PP&L Capital Funding, Sr. Notes
7.75%, 04/15/05	Baa3	3,000	3,036,111

ENTERTAINMENT & LEISURE — 0.3%
Time Warner, Inc., Notes
7.75%, 06/15/05	Baa1	3,600	3,668,188

FINANCIAL — BANK & TRUST — 0.2%
Household Finance Corp., Notes
6.70%, 01/19/05	A1	2,300	2,365,980

FINANCIAL SERVICES — 1.8%
Chrysler Financial Co. LLC, Sr. Notes
2.26%, 01/27/05	A3	1,000	996,999
Duke Capital LLC, Sr. Notes, Series A
6.25%, 07/15/05	Baa3	1,500	1,525,050
Ford Motor Credit Co., Notes
7.60%, 08/01/05	A3	5,700	5,833,842
6.875%, 02/01/06	A3	4,000	4,121,864
General Motors Accept Corp., Notes
3.185%, 02/18/05(c)	A3	5,100	5,078,437
Nisource Finance Corp., Notes
2.909%, 11/23/09	Baa3	4,300	4,299,845

			21,856,037

FOOD — 0.1%
Nabisco, Inc., Notes
6.375%, 02/01/05	A3	1,710	1,713,251

HEALTHCARE SERVICES — 0.2%
HCA, Inc., Notes
6.91%, 06/15/05	Ba1	2,000	2,029,528

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
HOTELS & MOTELS — 0.4%
MGM Grand, Inc., Notes
6.95%, 02/01/05	Ba1	$2,400	$2,406,000
Park Place Entertainment, Sr. Notes
8.50%, 11/15/06	Ba1	1,760	1,914,000

			4,320,000

OIL & GAS — 0.6%
Centerpoint Energy, Notes
8.125%, 07/15/05	Ba1	1,950	2,001,622
Enterprise Products Operations, Gtd. Notes
8.25%, 03/15/05	Baa3	1,000	1,008,844
Kerr-McGee Corp., Gtd. Notes
5.375%, 04/15/05	Baa3	2,000	2,013,000
Pioneer Natural Resources, Sr. Notes
8.875%, 04/15/05	Ba1	2,420	2,457,382

			7,480,848

PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific Corp., Notes
7.50%, 05/15/06	Ba3	2,350	2,473,375

RETAIL & MERCHANDISING — 0.1%
Delhaize America, Inc., Gtd. Notes
7.375%, 04/15/06	Ba1	740	780,683

TELECOMMUNICATIONS — 1.8%
British Telecom PLC, Notes (United Kingdom)
7.875%, 06/15/05(l)	Baa1	8,400	8,763,107
Deutsche Telekom International Finance Corp., Gtd. Notes (Germany)
8.25%, 06/15/05(l)	Baa2	5,000	5,117,085
France Telecom SA, Notes (France)
8.20%, 03/01/06(c)(l)	Baa2	2,500	2,625,640
Qwest Corp., Notes
6.625%, 09/15/05	Ba3	800	820,000
SBC Communications, Inc., Notes
4.206%, 06/05/21 144A	A1	4,470	4,496,167
Sprint Capital Corp., Gtd. Notes
7.90%, 03/15/05	Baa3	2,170	2,193,590

			24,015,589

UTILITIES — 1.9%
AEP Texas Central Co., Notes
3.54%, 02/15/05(c)	Baa2	10,000	9,999,920
Dominion Resources, Inc., Sr. Notes, Class B
7.625%, 07/15/05	Baa1	3,000	3,071,625
Duke Energy Corp., Sr. Notes
2.89%, 03/08/05(c)	Baa1	500	501,086
GPU, Inc., Notes, Series A
7.70%, 12/01/05	Baa3	500	518,083
Niagara Mohawk Power Corp., Notes
7.75%, 05/15/06	Baa2	4,590	4,862,724
Ohio Edison Co., Notes
5.647%, 06/15/09 144A	Baa2	500	516,782
Ohio Edison Co., Sr. Notes
4.00%, 05/01/08	Baa2	1,205	1,205,615
Pacific Gas & Electric, Notes
2.72%, 04/03/06(c)	Baa2	2,351	2,353,104

			23,028,939

TOTAL CORPORATE OBLIGATIONS (Cost $116,554,165)			114,832,733

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	MOODY'S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
FOREIGN GOVERNMENT BONDS — 2.2%
Republic of Brazil (Brazil)	B1
8.299%, 03/29/05	B1	$1,000	$1,178,750
3.125%, 04/15/05 [BRB](c)	B2	150	144,644
3.125%, 04/15/06 [BRB](c)	B2	2,736	2,742,684
3.125%, 04/15/09 [BRB](c)	B2	1,487	1,478,942
12.00%, 04/15/10	B2	700	868,000
11.00%, 01/11/12	B2	2,000	2,438,000
8.00%, 04/15/14 [BRB]	B2	2,195	2,260,220
Republic of Panama (Panama)
9.625%, 02/08/11	Ba1	3,000	3,555,000
9.375%, 07/23/12	Ba1	1,000	1,190,000
8.875%, 09/30/27	Ba1	900	994,500
Republic of Peru (Peru)
9.125%, 01/15/08	Ba3	1,200	1,371,000
9.125%, 02/21/12	Ba3	875	1,023,750
9.125%, 02/21/12	Ba3	500	585,000
9.875%, 02/06/15	Ba3	1,000	1,230,000
5.00%, 03/07/17	Ba3	484	464,664
Republic of South Africa (South Africa)
9.125%, 05/19/09	Baa2	2,650	3,146,875
Russian Federation (Russia)
8.25%, 03/31/10	Baa3	1,250	1,389,750
United Mexican States (Mexico)
11.375%, 09/15/16	Baa2	150	221,775
8.125%, 12/30/19	Baa2	850	999,600

TOTAL FOREIGN GOVERNMENT BONDS (Cost $23,965,113)			27,283,154

		SHARES
PREFERRED STOCK — 0.6%
FINANCIAL SERVICES
Fannie Mae, 7.00% (Cost $6,220,000)		124,400	7,083,025

RIGHTS* — 0.0%
United Mexican States Value Recovery Rights Series C (Mexico) 0.00%		5,500	78,375
Series D (Mexico) 0.00%		5,500	132,000
Series E (Mexico) 0.00%		5,500	117,700

TOTAL RIGHTS (Cost $0)			328,075

		PRINCIPAL AMOUNT (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.8%
Federal Home Loan Mortgage Corp.
4.064%, 12/01/26		$100	103,184
6.00%, 08/01/29-04/01/33		11,147	11,535,262
8.50%, 01/01/25-01/01/25		648	714,010

			12,352,456

Federal National Mortgage Assoc.
2.184%, 02/11/05(c)		10,000	9,997,639
2.333%, 01/28/05(c)		8,200	8,200,253
3.239%, 01/01/25(c)		28	28,192
4.135%, 05/01/25(c)		215	214,096
4.936%, 03/01/17(c)		643	655,216
5.00%, 09/01/18		3,518	3,578,616
5.50%, 01/13/35[TBA]		200	203,062
6.00%, 04/01/12-11/01/17		4,873	5,111,217

			27,988,291

Government National Mortgage Assoc.
3.375%, 05/20/24-06/20/26(c)		890	885,892
3.75%, 07/20/17-07/20/24(c)		187	188,817
4.00%, 11/20/29(c)		885	895,153
6.50%, 04/15/26-06/15/29		470	495,470
7.00%, 01/15/24-08/15/25		152	163,087
8.00%, 06/20/30-01/20/32		2,788	3,015,675
8.50%, 10/15/29-01/15/31		714	780,443

			6,424,537

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $46,500,391)			46,765,284

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.0%
Small Business Investment Cos., Series 1997-P10B, Class 1
7.31%, 05/10/07 (Cost $574,682)	575	$608,343

U.S. TREASURY OBLIGATIONS — 7.4%
U.S. Treasury Notes
3.50%, 12/15/09 (Cost $91,097,142)	91,400	90,985,867

TOTAL LONG-TERM INVESTMENTS (Cost $402,048,290)		405,465,419

SHORT-TERM INVESTMENTS — 40.0%
CERTIFICATES OF DEPOSIT — 3.3%
Bank of America
2.30%, 03/16/05	20,800	20,799,728
UBS Bank AG
1.93%, 07/05/05	20,000	19,997,258

		40,796,986

COMMERCIAL PAPER — 6.5%
CDC Corp.
2.02%, 02/07/05 144A (cost $23,551,003; purchased 10/13/04)(h)	23,600	23,552,880
2.07%, 02/23/05 144A (cost $897,257; purchased 10/27/04)(h)	900	897,179
Fortis Funding	3,500	3,491,537
1.93%, 01/25/05 144A (cost $3,495,497; purchased 09/24/04)(h)
General Electric Capital Corp.
2.32%, 02/24/05	12,000	11,940,702
2.34%, 03/01/05	100	99,444
2.42%, 03/14/05	8,600	8,548,548
2.42%, 03/15/05	3,700	3,677,615
General Motors Acceptance Corp.
2.495%, 04/05/05	3,760	3,735,244
Rabobank USA
2.17%, 01/03/05	22,200	22,197,324
Skandi Ensk Bank
2.04%, 01/27/05 144A (cost $1,597,643; purchased 10/27/04)(h)	1,600	1,597,713

		79,738,186

	PRINCIPAL AMOUNT (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.4%
Federal Home Loan Bank
1.00%, 01/03/05(n)	$24,300	24,298,650
1.05%, 01/03/05(n)	22,200	22,198,705
1.958%, 01/05/05(n)	18,900	18,900,000
1.96%, 01/14/05(n)	3,900	3,897,503
1.97%, 01/19/05(n)	14,500	14,486,304
1.985%, 01/21/05(n)	17,200	17,181,723
2.10%, 01/25/05(n)	13,600	13,601,210
2.295%, 03/02/05(n)	2,500	2,490,675
Federal Home Loan Mortgage Corp.
1.94%, 01/04/05(n)	8,600	8,599,519
1.955%, 01/11/05(n)	23,300	23,289,307
1.98%, 01/18/05(n)	8,600	8,592,421
1.985%, 01/25/05(n)	8,600	8,588,727
1.985%, 01/25/05(n)	6,400	6,391,611
2.06%, 02/01/05(n)	15,400	15,372,772
2.11%, 03/01/05(n)	3,200	3,187,764
2.13%, 03/07/05(n)	2,100	2,091,493
2.20%, 03/08/05(n)	5,600	5,576,950
Federal National Mortgage Assoc.
1.25%, 01/03/05(n)	36,500	36,497,464
1.65%, 01/03/05(n)	24,300	24,297,773
1.96%, 01/03/05(n)	20,000	20,000,000
2.20%, 01/24/05(n)	3,200	3,195,996
2.20%, 01/26/05(n)	8,300	8,288,520
2.26%, 02/23/05(n)	3,200	3,189,550
2.303%, 03/02/05(n)	6,100	6,077,247
2.305%, 03/02/05(n)	8,100	8,069,787
2.305%, 03/02/05(n)	8,100	8,069,787
2.34%, 03/09/05(n)	6,000	5,974,920
2.34%, 03/09/05(n)	4,700	4,680,354
2.34%, 03/09/05(n)	8,200	8,165,724
2.36%, 03/09/05(n)	100	99,582
2.39%, 03/16/05(n)	8,100	8,062,497
2.395%, 03/16/05(n)	8,100	8,062,497
2.40%, 03/16/05(n)	1,300	1,293,981
2.39%, 04/15/05(n)	8,200	8,143,896

		360,914,909

U.S. TREASURY BILLS — 0.3%
U.S. Treasury Bills
2.18%, 03/03/05(n)(k)	3,000	2,989,872
2.21%, 03/17/05(n)	600	597,466

		3,587,338

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	SHARES	VALUE (NOTE 2)
REGISTERED INVESTMENT COMPANIES — 0.5%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	3,344,463	$3,344,463
BlackRock Provident Institutional Funds TempFund Portfolio(j)	3,344,462	3,344,462

		6,688,925

TOTAL SHORT-TERM INVESTMENTS (Cost $491,728,535)		491,726,344

TOTAL INVESTMENTS, BEFORE OUTSTANDING WRITTEN OPTIONS — 72.8% (Cost $893,776,825; Note 5)		897,191,763

	SWAP NOTIONAL AMOUNT ($000)
WRITTEN OPTIONS — 0.0%
CALL OPTION
Swap 3-Month LIBOR, Strike Price	$50,700	(760)
4.00%, Expires 01/07/05*

PUT OPTION
Swap 3-Month LIBOR, Strike Price	50,700	(1)
7.00%, Expires 01/07/05*

TOTAL WRITTEN OPTIONS (Premium Received $(929,078)		(761)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 72.8% (Cost $892,847,748)		897,191,002
OTHER ASSETS IN EXCESS OF LIABILITIES — 27.2%		335,629,075

NET ASSETS — 100.0%		$1,232,820,077

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ARM	Adjustable Rate Mortgage Security
BRB	Brady Bond
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NR	Not Rated by Moody’s or Standard & Poor’s
SEK	Swedish Krona
TBA	Security purchased on a forward commitment basis

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $4,010,498. The aggregate value, $2,795,900, represents 0.21% of net assets.
(h)	Security is a 144A security restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the security for investment and not with a view to public distribution (does not include 144A securities — see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $29,541,400. The aggregate market value of $29,539,309 is approximately 2.40% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Security available to institutional investors only.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

(k)	Securities with an aggregate market value of $2,989,872 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2004	UNREALIZED DEPRECIATION
LONG POSITIONS:
874	Euro Dollar	Dec 05	$210,851,275	$210,721,400	$(129,875)

(l)	US$ Denominated Foreign Bonds.
(n)	Rates shown are the effective yields at purchase date.

Interest rate swap agreements outstanding at December 31, 2004:

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)		UNREALIZED APPRECIATION (DEPRECIATION)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 4.00%. (cost $1,023,426; purchased on 12/13/04)(g)(1)	Jun 07		160,000	(179,015)
Receive variable rate payments on the six month EURO-EURIBOR floating rate and pay fixed rate payments of 4.00%. (cost $13,738; purchased on 09/15/04)(g)(2)	Jun 10	EUR	2,700	98,595
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 4.25%.(g)(3)	Mar 05	GBP	96,500	(284,425)
Receive variable rate payments on the three month STIBOR floating rate and pay fixed rate payments of 4.50%. (cost ($73,334); purchased on 06/02/04)(g)(2)	Jun 08	SEK	254,000	1,344,190

				$979,345

Brokers/Counterparties

(1)	Barclays Bank PLC
(2)	Merrill Lynch
(3)	Morgan Stanley

Credit default swap agreement outstanding at December 31, 2004:

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)	UNREALIZED APPRECIATION
Receive a fixed rate equal to 1.00% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.00% due 03/31/30. (cost $0; purchased 03/11/04)(g)(5)	Mar 05	$3,200	$1,600

Broker/Counterparty

(5)	J.P. Morgan Chase & Co.

Foreign currency exchange contracts outstanding at December 31, 2004:

PURCHASE CONTRACTS

SETTLEMENT MONTH	TYPE	CONTRACTS TO RECEIVE	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
Jan 05	Buy EUR	501,000	$664,028	$680,708	$16,680
Jan 05	Buy JPY	951,956,000	8,905,489	9,303,276	397,787

			$9,569,517	$9,983,984	$414,467

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

SALE CONTRACTS

SETTLEMENT MONTH	TYPE		CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED DEPRECIATION
Jan 05	Sell	JPY	549,104,000	$5,360,413	$5,366,284	$(5,871)
Jan 05	Sell	SEK	8,343,000	1,249,195	1,255,455	(6,260)

				$6,609,608	$6,621,739	$(12,131)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Treasury Obligations	7.4%
Collateralized Mortgage Obligations	5.7
U.S. Government Agency Mortgage-Backed Securities	3.8
Asset-Backed Securities	3.8
Financial Services	2.4
Foreign Government Bonds	2.2
Utilities	1.9
Telecommunications	1.8
Oil & Gas	0.6
Automobile Manufacturers	0.4
Cable Television	0.4
Conglomerates	0.4
Hotels & Motels	0.4
Entertainment & Leisure	0.3
Airlines	0.2
Electronic Components & Equipment	0.2
Financial — Bank & Trust	0.2
Healthcare Services	0.2
Paper & Forest Products	0.2
Automotive Parts	0.1
Food	0.1
Retail & Merchandising	0.1
Short-Term Investments	40.0
72.8
Other assets in excess of liabilities	27.2

100.0%

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
COMMERCIAL PAPER — 44.2%
Banco Bilbao Vizcayza Argentaria Puerto Rico
2.25%, 01/03/05 (cost $38,245,219; purchased 12/31/04)(h)	$38,250	$38,245,219
Bank of Ireland
2.445%, 03/23/05 144A (cost $45,746,943; purchased 12/21/04)(h)	46,000	45,746,943
Irish Life & Permanent Corp.
2.55%, 06/02/05 144A (cost $44,713,347; purchased 12/07/04)(h)	45,200	44,713,347
Nationwide Building Society
2.31%, 02/07/05 144A (cost $44,693,637; purchased 12/06/04)(h)	44,800	44,693,637
Network Rail Corp. Finance PLC
1.99%, 01/10/05 144A (cost $45,977,115; purchased 10/07/04)(h)	46,000	45,977,115
San Paolo
2.30%, 01/06/05	38,250	38,237,781
Santander Century Hispanic Financial
2.09%, 03/24/05	60,000	59,714,367
Spintab AB
2.28%, 02/01/05	42,000	41,917,540
Stadshypotek Delaware
2.32%, 02/08/05 144A (cost $49,877,556; purchased 12/08/04)(h)	50,000	49,877,556
Swedish National Housing Finance
2.38%, 03/08/05 144A (cost $49,781,833; purchased 12/08/04)(h)	50,000	49,781,833
UBS Finance Delaware, Inc.
2.38%, 01/05/05	40,250	40,239,356
Unicredit Delaware, Inc.
2.39%, 03/08/05	28,000	27,877,313
Washington Gas Light Co.
2.30%, 01/03/05	12,500	12,498,403
Westpac Capital Corp.
2.06%, 02/22/05	61,700	61,516,408

TOTAL COMMERCIAL PAPER (Cost $705,535,996)		601,036,818

EURO TIME DEPOSITS — 14.6%
Branch Banking & Trust
2.125%, 01/03/05	38,250	38,250,000
Chase Manhattan Bank USA NA
2.125%, 01/03/05	43,100	43,100,000
Ixis Corp. & Investment Bank
2.40%, 01/04/05	40,250	40,250,000
Key Bank NA Cayman Island
2.125%, 01/03/05	38,250	38,250,000
National City Bank of Indiana
2.188%, 01/03/05	38,250	38,250,000

TOTAL EURO TIME DEPOSITS (Cost $198,100,000)		198,100,000

CORPORATE OBLIGATIONS — 22.0%
3M Co.
5.674%, 12/12/05 144A	9,000	9,234,189
American General Finance
2.402%, 01/06/06 144A(c)	5,000	5,000,000
American Honda Finance Corp.
2.46%, 03/20/05 144A(c)	58,500	58,500,000
Bank of America Corp.
7.875%, 05/16/05	12,000	12,265,305
General Electric Capital Corp.
6.80%, 11/01/05	25,700	26,594,106
HBOS Treasury Services PLC
2.09%, 01/12/05 144A(c)	18,000	18,009,223
Lehman Brothers Holdings, Inc.
7.75%, 01/15/05	18,000	18,042,840
2.19%, 01/22/05(c)	41,000	41,026,910
Nationwide Building Society
2.36%, 12/14/05 144A(c)	5,000	5,000,000
Northern Rock PLC
2.023%, 01/13/05 144A(c)	46,000	45,999,178
U.S. Bank NA
2.038%, 01/23/05(c)	42,000	41,997,067
Wal-Mart Stores
5.006%, 06/01/05	18,000	18,216,770

TOTAL CORPORATE OBLIGATIONS (Cost $195,386,410)		299,885,588

CERTIFICATES OF DEPOSIT — 9.2%
Discover Bank
2.55%, 10/27/05	23,000	22,997,174
Lloyds TSB Bank PLC
2.00%, 01/25/05(c)	60,000	59,972,723
Natexis Banque Populair Corp.
2.342%, 01/18/05(c)	42,000	41,988,160

TOTAL CERTIFICATES OF DEPOSIT (Cost $124,958,057)		124,958,057

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
Federal National Mortgage Assoc.
1.87%, 03/02/05 (Cost $66,791,183)	67,000	66,791,183

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
YANKEE CERTIFICATES OF DEPOSIT — 3.3%
Nordea Bank Finland NY
2.37%, 03/07/05 (Cost $45,200,000)	$45,200	$45,200,000

SOVEREIGN ISSUES — 1.5%
CANADA Ontario (Province of)
7.00%, 08/04/05 (Cost $19,788,077)	19,266	19,788,077

TOTAL INVESTMENTS — 99.7% (Cost $1,355,759,723)+		1,355,759,723
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		3,428,096

NET ASSETS — 100.0%		$1,359,187,819

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

+	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities — see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $319,035,650. The aggregate market value of $319,035,650 is approximately 23.47% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

The following is a breakdown of the money market portfolio by industry classification, as of December 31, 2004. Percentages are based on net assets.

INDUSTRY
Financial Services	31.2%
Bank	24.2
Euro Time Deposits	14.6
Certificates of Deposits	9.2
U.S. Government	8.5
Industrial	6.3
Yankee Certificates of Deposits	3.3
Sovereign Issue	1.5
Utilities — Gas	0.9

99.7
Liabilities in Excess of Other Assets	0.3

100.0%

See Notes to Financial Statements.

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AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

	PORTFOLIO
	AST JPMORGAN INTERNATIONAL EQUITY	AST WILLIAM BLAIR INTERNATIONAL GROWTH	AST LSV INTERNATIONAL VALUE	AST MFS GLOBAL EQUITY	AST STATE STREET RESEARCH SMALL-CAP GROWTH
ASSETS
Investments at value(A), including securities on loan(D)	$342,549,280	$1,328,712,716	$187,848,720	$166,279,723	$276,981,968
Cash	5,021,230	58,171,579	5,604,843	169,781	—
Foreign currency at value(B)	7,750	18,761,465	14	—	—
Swap contracts, outstanding	—	—	—	—	—
Receivable for:
Securities sold	150,836	8,840,424	—	31,708	25,022
Dividends and interest	789,324	1,359,265	346,075	215,055	14,340
Fund shares sold	31,534,146	1,423	2,028	295	235
Futures variation margin	—	—	571,879	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—
Unrealized appreciation on foreign currency forward contracts	—	—	—	273	—
Prepaid expenses	5,572	21,780	3,093	2,116	4,688

TOTAL ASSETS	380,058,138	1,415,868,652	194,376,652	166,698,951	277,026,253

LIABILITIES
Payable to custodian	—	—	—	—	117,020
Written options outstanding, at value(C)	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—
Unrealized depreciation on foreign currency forward contracts	—	—	—	—	—
Payable to broker for collateral for securities on loan	—	—	—	—	47,475,710
Payable for:
Securities purchased	—	5,060,461	—	119,821	1,379,054
Fund shares redeemed	236,628	67,242,072	542,464	145,727	1,761,421
Futures variation margin	—	—	—	—	—
Advisory fees	183,075	331,873	94,699	62,982	93,404
Shareholder servicing fees	1,904	7,707	1,053	908	1,258
Deferred trustees’ fees	7,559	18,941	3,028	877	7,944
Accrued expenses and other liabilities	68,571	173,822	68,489	50,011	59,001
Withholding tax	—	154,973	—	—	—
Dividends and distributions	—	—	—	—	—

TOTAL LIABILITIES	497,737	72,989,849	709,733	380,326	50,894,812

NET ASSETS	$379,560,401	$1,342,878,803	$193,666,919	$166,318,625	$226,131,441

COMPONENTS OF NET ASSETS
Common stock, at $.001 par value	$20,730	$111,820	$14,551	$13,739	$16,070
Paid-in capital in excess of par	441,741,178	1,369,105,350	306,277,590	139,308,773	390,157,501

	441,761,908	1,369,217,170	306,292,141	139,322,512	390,173,571
Undistributed net investment income (loss)	4,429,643	(855,659)	2,748,715	460,456	(7,944)
Accumulated net realized gain (loss) on investments	(120,558,851)	(291,935,762)	(125,802,247)	(3,277,315)	(193,303,096)
Accumulated unrealized appreciation (depreciation) on investments and foreign currencies	53,927,701	266,453,054	10,428,310	29,812,972	29,268,910

NET ASSETS, DECEMBER 31, 2004	$379,560,401	$1,342,878,803	$193,666,919	$166,318,625	$226,131,441

Shares of common stock outstanding	20,730,243	111,820,186	14,550,972	13,739,208	16,070,296
Net asset value, offering and redemption price per share	$18.31	$12.01	$13.31	$12.11	$14.07

(A) Investments at cost	$288,659,155	$1,063,402,327	$177,436,454	$136,473,819	$247,713,058

(B) Foreign currency at cost	$7,537	$17,589,899	$14	$—	$—

(C) Premiums received for written options	$—	$—	$—	$—	$—

(D) Securities on loan at value	$—	$—	$—	$—	$45,829,298

	PORTFOLIO
	AST DEAM SMALL-CAP GROWTH	AST FEDERATED AGGRESSIVE GROWTH	AST GOLDMAN SACHS SMALL-CAP VALUE	AST SMALL-CAP VALUE	AST DEAM SMALL-CAP VALUE	AST GOLDMAN SACHS MID-CAP GROWTH	AST NEUBERGER BERMAN MID-CAP GROWTH	AST NEUBERGER BERMAN MID-CAP VALUE
ASSETS
Investments at value(A), including securities on loan(D)	$390,852,326	$385,989,636	$349,842,603	$1,015,377,311	$114,943,362	$375,113,670	$461,449,380	$1,712,759,069
Cash	4,379,684	—	8,383,678	34,898,209	6,874,565	9,208,795	—	—
Foreign currency at value(B)	—	—	—	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—	—	—	—
Receivable for:
Securities sold	—	2,997,224	285,985	6,645,785	—	—	—	438,256
Dividends and interest	70,620	22,431	371,912	1,354,589	128,047	54,266	78,542	779,750
Fund shares sold	1,192	1,776	63,759	7,407	380,371	1,839	2,601	2,598
Futures variation margin	3,375	—	—	—	4,725	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—	—	—
Unrealized appreciation on foreign currency forward contracts	—	—	—	—	—	—	—	—
Prepaid expenses	6,329	4,717	5,755	15,322	1,214	4,865	6,660	20,564

TOTAL ASSETS	395,313,526	389,015,784	358,953,692	1,058,298,623	122,332,284	384,383,435	461,537,183	1,714,000,237

LIABILITIES
Payable to custodian	—	—	—	—	—	—	—	—
Written options outstanding, at value(C)	—	—	—	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—	—	—
Unrealized depreciation on foreign currency forward contracts	—	—	—	—	—	—	—	—
Payable to broker for collateral for securities on loan	52,272,180	—	35,142,626	81,239,062	10,439,764	89,897,252	59,779,562	370,221,741
Payable for:
Securities purchased	—	8,475,725	129,638	4,565,765	—	5,809,191	—	2,192,630
Fund shares redeemed	2,069,270	32,598,460	357,232	49,883,787	321	11,810,340	995,542	31,215,315
Futures variation margin	—	—	—	—	—	—	—	—
Advisory fees	92,047	151,432	143,679	359,242	34,365	72,123	139,495	458,991
Shareholder servicing fees	1,880	2,069	1,771	5,046	608	1,575	2,267	7,314
Deferred trustees’ fees	8,521	549	5,294	7,958	135	999	7,191	14,213
Accrued expenses and other liabilities	60,991	54,152	68,523	102,764	37,991	50,852	60,231	103,769
Withholding tax	—	—	—	—	—	—	—	—
Dividends and distributions	—	—	—	—	—	—	—	—

TOTAL LIABILITIES	54,504,889	41,282,387	35,848,763	136,163,624	10,513,184	107,642,332	60,984,288	404,213,973

NET ASSETS	$340,808,637	$347,733,397	$323,104,929	$922,134,999	$111,819,100	$276,741,103	$400,552,895	$1,309,786,264

COMPONENTS OF NET ASSETS
Common stock, at $.001 par value	$40,820	$33,420	$15,061	$50,438	$8,702	$62,754	$28,145	$61,501
Paid-in capital in excess of par	553,382,309	251,967,734	199,918,459	664,690,614	92,255,482	303,993,786	667,978,054	901,585,415

	553,423,129	252,001,154	199,933,520	664,741,052	92,264,184	304,056,540	668,006,199	901,646,916
Undistributed net investment income (loss)	(8,521)	(773,698)	945,479	758,238	161,322	(1,000)	(7,191)	1,866,876
Accumulated net realized gain (loss) on investments	(261,499,900)	28,837,822	49,098,239	212,498,884	9,189,985	(69,212,516)	(374,218,782)	183,845,590
Accumulated unrealized appreciation (depreciation) on investments and foreign currencies	48,893,929	67,668,119	73,127,691	44,136,825	10,203,609	41,898,079	106,772,669	222,426,882

NET ASSETS, DECEMBER 31, 2004	$340,808,637	$347,733,397	$323,104,929	$922,134,999	$111,819,100	$276,741,103	$400,552,895	$1,309,786,264

Shares of common stock outstanding	40,819,704	33,419,561	15,060,961	50,437,840	8,701,625	62,754,082	28,144,563	61,501,009
Net asset value, offering and redemption price per share	$8.35	$10.41	$21.45	$18.28	$12.85	$4.41	$14.23	$21.30

(A) Investments at cost	$342,129,957	$318,321,517	$276,714,912	$971,240,486	$104,935,624	$333,215,591	$354,676,711	$1,490,332,187

(B) Foreign currency at cost	$—	$—	$—	$—	$—	$—	$—	$—

(C) Premiums received for written options	$—	$—	$—	$—	$—	$—	$—	$—

(D) Securities on loan at value	$50,307,165	$—	$33,533,789	$77,030,483	$10,034,977	$86,696,831	$57,914,924	$359,332,590

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

	PORTFOLIO
	AST ALGER ALL-CAP GROWTH	AST GABELLI ALL-CAP VALUE	AST T. ROWE PRICE NATURAL RESOURCES	AST ALLIANCE GROWTH	AST MFS GROWTH
ASSETS
Investments at value(A), including securities on loan(D)	$388,951,114	$230,252,190	$272,859,746	$292,479,267	$616,324,370
Cash	—	—	—	—	175
Foreign currency at value(B)	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—
Receivable for:
Securities sold	2,141,350	15,967	67,600	4,139,247	7,954,887
Dividends and interest	143,310	204,250	285,406	116,279	345,297
Fund shares sold	118,912	1,236	38,048	616	262
Futures variation margin	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—
Unrealized appreciation on foreign currency forward contracts	—	—	—	—	—
Prepaid expenses	6,882	3,421	3,022	5,000	10,344

TOTAL ASSETS	391,361,568	230,477,064	273,253,822	296,740,409	624,635,335

LIABILITIES
Payable to custodian	—	—	—	—	—
Written options outstanding, at value(C)	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—
Unrealized depreciation on foreign currency forward contracts	—	—	—	—	—
Payable to broker for collateral for securities on loan	54,356,970	34,623,492	35,002,660	33,745,696	51,760,156
Payable for:
Securities purchased	688,164	—	—	4,048,856	5,020,273
Fund shares redeemed	1,698,706	356,010	177	653,152	32,649,780
Futures variation margin	—	—	—	—	—
Advisory fees	123,013	70,080	103,893	94,196	191,679
Shareholder servicing fees	1,838	1,062	1,299	1,419	3,110
Deferred trustees’ fees	6,968	1,710	2,715	5,590	9,444
Accrued expenses and other liabilities	55,442	42,554	53,781	56,123	76,697
Withholding tax	—	—	—	—	—
Dividends and distributions	—	—	—	—	—

TOTAL LIABILITIES	56,931,101	35,094,908	35,164,525	38,605,032	89,711,139

NET ASSETS	$334,430,467	$195,382,156	$238,089,297	$258,135,377	$534,924,196

COMPONENTS OF NET ASSETS
Common stock, at $.001 par value	$62,175	$16,243	$10,521	$29,233	$66,238
Paid-in capital in excess of par	685,661,858	178,454,249	167,620,103	493,670,704	924,360,482

	685,724,033	178,470,492	167,630,624	493,699,937	924,426,720
Undistributed net investment income (loss)	(6,968)	738,826	691,301	(5,590)	50,323
Accumulated net realized gain (loss) on investments	(392,436,254)	(27,210,786)	18,028,625	(269,987,695)	(443,186,683)
Accumulated unrealized appreciation (depreciation) on investments	41,149,656	43,383,624	51,738,747	34,428,725	53,633,836

NET ASSETS, DECEMBER 31, 2004	$334,430,467	$195,382,156	$238,089,297	$258,135,377	$534,924,196

Shares of common stock outstanding	62,174,732	16,243,032	10,520,692	29,232,752	66,237,986
Net asset value, offering and redemption price per share	$5.38	$12.03	$22.63	$8.83	$8.08

(A) Investments at cost	$347,801,458	$186,868,732	$221,121,000	$258,050,542	$562,693,595

(B) Foreign currency at cost	$—	$—	$—	$—	$—

(C) Premiums received for written options	$—	$—	$—	$—	$—

(D) Securities on loan at value	$51,878,979	$33,207,455	$34,032,616	$32,523,825	$49,940,121

	PORTFOLIO
	AST MARSICO CAPITAL GROWTH	AST GOLDMAN SACHS CONCENTRATED GROWTH	AST DEAM LARGE-CAP VALUE	AST HOTCHKIS & WILEY LARGE-CAP VALUE	AST ALLIANCE/ BERNSTEIN GROWTH + VALUE	AST SANFORD BERNSTEIN CORE VALUE	AST COHEN & STEERS REALTY	AST SANFORD BERNSTEIN MANAGED INDEX 500
ASSETS
Investments at value(A), including securities on loan(D)	$2,724,282,584	$1,127,576,884	$223,246,128	$818,618,305	$91,313,935	$333,987,812	$479,005,725	$617,027,079
Cash	—	13,129,756	5,963,441	10,637,418	—	—	—	—
Foreign currency at value(B)	—	—	—	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—	—	—	—
Receivable for:
Securities sold	1,081,276	—	1,775,725	4,376,424	2,096,667	198,375	12,870	—
Dividends and interest	1,545,067	873,088	240,446	987,239	82,405	554,383	2,229,223	718,716
Fund shares sold	5,107	6,268	186,589	4,372	29,125	6,865	210,512	7,534
Futures variation margin	—	—	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—	—	—
Unrealized appreciation on foreign currency forward contracts	—	—	—	—	—	—	—	—
Prepaid expenses	34,166	19,025	2,704	10,540	1,275	4,127	5,150	10,980

TOTAL ASSETS	2,726,948,200	1,141,605,021	231,415,033	834,634,298	93,523,407	334,751,562	481,463,480	617,764,309

LIABILITIES
Payable to custodian	—	—	—	—	—	—	—	—
Written options outstanding, at value(C)	—	—	—	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—	—	—
Unrealized depreciation on foreign currency forward contracts	—	—	—	—	—	—	—	—
Payable to broker for collateral for securities on loan	329,069,063	165,485,959	39,460,439	189,599,594	14,735,515	42,565,481	57,781,032	55,778,525
Payable for:
Securities purchased	20,217,805	—	—	4,375,052	798,833	4,578,029	16,533	—
Fund shares redeemed	81,660,945	6,954,199	59	3,585,533	361	1,367	6,892	181,016
Futures variation margin	—	—	6,750	—	—	—	—	—
Advisory fees	821,019	249,167	37,675	174,295	28,142	67,261	114,113	70,349
Shareholder servicing fees	13,029	5,524	1,047	3,535	426	1,568	2,425	3,087
Deferred trustees’ fees	22,587	42,540	1,294	14,662	436	1,795	2,739	9,337
Accrued expenses and other liabilities	124,066	89,939	42,803	72,008	37,905	52,509	59,846	56,237
Withholding tax	—	—	—	—	—	—	—	—
Dividends and distributions	—	—	—	—	—	—	—	—

TOTAL LIABILITIES	431,928,514	172,827,328	39,550,067	197,824,679	15,601,618	47,268,010	57,983,580	56,098,551

NET ASSETS	$2,295,019,686	$968,777,693	$191,864,966	$636,809,619	$77,921,789	$287,483,552	$423,479,900	$561,665,758

COMPONENTS OF NET ASSETS
Common stock, at $.001 par value	$128,501	$44,800	$16,621	$38,214	$7,824	$23,468	$24,670	$46,916
Paid-in capital in excess of par	1,954,053,477	1,755,442,838	170,370,359	608,417,454	69,841,285	228,606,618	269,231,833	639,067,894

	1,954,181,978	1,755,487,638	170,386,980	608,455,668	69,849,109	228,630,086	269,256,503	639,114,810
Undistributed net investment income (loss)	(22,586)	4,402,631	1,866,747	5,764,961	455,649	3,380,904	5,935,924	6,886,856
Accumulated net realized gain (loss) on investments	(288,395,691)	(922,748,333)	(1,869,901)	(54,366,215)	(3,801,166)	5,335,860	32,952,991	(156,516,831)
Accumulated unrealized appreciation (depreciation) on investments	629,255,985	131,635,758	21,481,140	76,955,205	11,418,197	50,136,702	115,334,482	72,180,923

NET ASSETS, DECEMBER 31, 2004	$2,295,019,686	$968,777,693	$191,864,966	$636,809,619	$77,921,789	$287,483,552	$423,479,900	$561,665,758

Shares of common stock outstanding	128,500,514	44,799,540	16,621,079	38,213,907	7,823,763	23,467,627	24,669,798	46,915,834
Net asset value, offering and redemption price per share	$17.86	$21.62	$11.54	$16.66	$9.96	$12.25	$17.17	$11.97

(A) Investments at cost	$2,095,026,598	$995,941,126	$201,905,551	$741,663,100	$79,895,738	$283,851,110	$363,671,243	$544,846,156

(B) Foreign currency at cost	$—	$—	$—	$—	$—	$—	$—	$—

(C) Premiums received for written options	$—	$—	$—	$—	$—	$—	$—	$—

(D) Securities on loan at value	$318,667,131	$160,709,768	$38,144,442	$182,140,758	$14,205,920	$40,931,383	$56,117,279	$53,818,285

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

	PORTFOLIO
	AST AMERICAN CENTURY INCOME & GROWTH	AST ALLIANCE GROWTH AND INCOME	AST DEAM GLOBAL ALLOCATION	AST AMERICAN CENTURY STRATEGIC BALANCED	AST T. ROWE PRICE ASSET ALLOCATION
ASSETS
Investments at value(A), including securities on loan(D)	$660,620,120	$2,390,773,210	$227,920,267	$281,590,682	$498,045,998
Cash	176,000	36,631	2,699,799	855,570	112
Foreign currency at value(B)	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—
Receivable for:
Securities sold	—	1,654,920	—	1,292,807	1,445,984
Dividends and interest	691,877	3,164,070	2,429	834,963	1,879,021
Fund shares sold	562	1,723	1,130,767	1,273,158	1,432,071
Futures variation margin	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—
Unrealized appreciation on foreign currency forward contracts	—	—	—	—	—
Prepaid expenses	8,276	35,496	5,536	4,162	6,953

TOTAL ASSETS	661,496,835	2,395,666,050	231,758,798	285,851,342	502,810,139

LIABILITIES
Payable to custodian	—	—	—	—	—
Written options outstanding, at value(C)	—	—	—	—	—
Swap contracts, outstanding	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—
Unrealized depreciation on foreign currency forward contracts	—	—	—	—	—
Payable to broker for collateral for securities on loan	206,591,165	136,919,761	—	26,280,315	68,183,437
Payable for:
Securities purchased	—	17,295,280	—	25,712,025	3,345,263
Fund shares redeemed	754,365	88,514,847	182	51	305,722
Futures variation margin	2,750	—	—	1,000	—
Advisory fees	146,173	549,079	10,456	79,028	108,849
Shareholder servicing fees	2,482	12,306	—	1,269	2,367
Deferred trustees’ fees	7,058	24,865	6,805	3,443	5,080
Accrued expenses and other liabilities	81,274	143,775	14,197	79,740	116,130
Withholding tax	—	—	—	—	—
Dividends and distributions	—	—	—	—	—

TOTAL LIABILITIES	207,585,267	243,459,913	31,640	52,156,871	72,066,848

NET ASSETS	$453,911,568	$2,152,206,137	$231,727,158	$233,694,471	$430,743,291

COMPONENTS OF NET ASSETS
Common stock, at $.001 par value	$34,120	$110,281	$19,057	$16,819	$25,628
Paid-in capital in excess of par	511,096,365	2,068,941,800	298,011,559	221,412,435	364,233,836

	511,130,485	2,069,052,081	298,030,616	221,429,254	364,259,464
Undistributed net investment income (loss)	7,177,404	26,786,245	7,418,160	3,655,598	7,758,351
Accumulated net realized gain (loss) on investments	(103,952,399)	(274,914,232)	(91,998,248)	(9,331,664)	2,216,615
Accumulated unrealized appreciation (depreciation) on investments	39,556,078	331,282,043	18,276,630	17,941,283	56,508,861

NET ASSETS, DECEMBER 31, 2004	$453,911,568	$2,152,206,137	$231,727,158	$233,694,471	$430,743,291

Shares of Common Stock Outstanding	34,119,503	110,281,042	19,057,449	16,818,969	25,627,769
Net Asset Value, Offering and Redemption Price Per Share	$13.30	$19.52	$12.16	$13.89	$16.81

(A) Investments at Cost	$621,137,876	$2,059,491,167	$209,643,638	$263,675,931	$441,542,232

(B) Foreign Currency at Cost	$—	$—	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—

(D) Securities on Loan at Value	$199,475,384	$131,690,715	$—	$25,489,579	$66,213,904

	PORTFOLIO
	AST T. ROWE PRICE GLOBAL BOND	AST GOLDMAN SACHS HIGH YIELD	AST LORD ABBETT BOND-DEBENTURE	AST PIMCO TOTAL RETURN BOND	AST PIMCO LIMITED MATURITY BOND	AST MONEY MARKET
ASSETS
Investments at value(A), including securities on loan(D)	$269,741,230	$787,651,501	$574,382,674	$2,742,970,765	$897,191,763	$1,355,759,723
Cash	13,242,949	—	—	70,225	34,536	—
Foreign currency at value(B)	410,642	292,144	—	8,111,932	71,304	—
Swap contracts, outstanding	—	—	—	—	963,831	—
Receivable for:
Securities sold	301,358	—	—	—	—	—
Dividends and interest	4,522,845	14,626,367	7,044,192	10,914,593	2,780,189	3,327,868
Fund shares sold	78,324,628	6,558,528	1,003	—	422,213,537	3,596,582
Futures variation margin	224,845	—	—	2,300,366	76,475	—
Unrealized appreciation on swap agreements	—	—	—	3,688,607	1,444,385	—
Unrealized appreciation on foreign currency forward contracts	2,537,024	78,560	—	2,481,020	414,467	—
Prepaid expenses	4,234	19,051	6,681	39,574	15,698	32,852

TOTAL ASSETS	369,309,755	809,226,151	581,434,550	2,770,577,082	1,325,206,185	1,362,717,025

LIABILITIES
Payable to custodian	—	—	—	—	—	2,821,867
Written options outstanding, at value(C)	—	—	—	5,898,997	761	—
Swap contracts, outstanding	—	—	—	5,470,624	—	—
Unrealized depreciation on swap agreements	—	—	—	2,723,978	463,440	—
Unrealized depreciation on foreign currency forward contracts	2,368,583	3,800,661	—	298,072	12,131	—
Payable to broker for collateral for securities on loan	—	—	86,532,115	—	—	—
Payable for:
Securities purchased	4,761,976	500,000	—	395,309,966	91,599,199	—
Fund shares redeemed	66	14,352	63,193,808	41,849,413	5,406	408,350
Futures variation margin	—	—	—	—	—	—
Advisory fees	99,948	220,822	125,649	543,653	187,169	92,743
Shareholder servicing fees	1,541	4,355	2,696	12,871	4,429	7,207
Deferred trustees’ fees	3,002	10,293	1,822	34,163	14,567	45,047
Accrued expenses and other liabilities	57,667	86,553	65,634	211,896	99,006	153,992
Withholding tax	—	—	—	—	—	—
Dividends and distributions	—	—	—	—	—	—

TOTAL LIABILITIES	7,292,783	4,637,036	149,921,724	452,353,633	92,386,108	3,529,206

NET ASSETS	$362,016,972	$804,589,115	$431,512,826	$2,318,223,449	$1,232,820,077	$1,359,187,819

COMPONENTS OF NET ASSETS
Common stock, at $.001 par value	$29,773	$89,925	$36,461	$192,996	$110,871	$1,359,298
Paid-in capital in excess of par	324,218,646	910,799,118	386,205,532	2,183,359,358	1,204,636,123	1,357,913,397

	324,248,419	910,889,043	386,241,993	2,183,552,354	1,204,746,994	1,359,272,695
Undistributed net investment income (loss)	9,098,990	48,592,328	20,445,329	63,743,320	17,102,941	(45,047)
Accumulated net realized gain (loss) on investments	510,796	(202,046,042)	5,390,631	56,031,960	5,372,511	(39,829)
Accumulated unrealized appreciation (depreciation) on investments	28,158,767	47,153,786	19,434,873	14,895,815	5,597,631	—

NET ASSETS, DECEMBER 31, 2004	$362,016,972	$804,589,115	$431,512,826	$2,318,223,449	$1,232,820,077	$1,359,187,819

Shares of Common Stock Outstanding	29,772,652	89,925,435	36,460,770	192,996,086	110,871,320	1,359,297,837
Net Asset Value, Offering and Redemption Price Per Share	$12.16	$8.95	$11.83	$12.01	$11.12	$1.00

(A) Investments at Cost	$241,946,580	$736,842,327	$554,947,801	$2,727,545,094	$893,776,825	$1,355,759,723

(B) Foreign Currency at Cost	$408,078	$290,873	$—	$7,881,162	$70,334	$—

(C) Premiums Received for Written Options	$—	$—	$—	$4,233,189	$929,078	$—

(D) Securities on Loan at Value	$—	$—	$84,570,979	$—	$—	$—

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST JPMORGAN INTERNATIONAL EQUITY	AST WILLIAM BLAIR INTERNATIONAL GROWTH	AST LSV INTERNATIONAL VALUE	AST MFS GLOBAL EQUITY	AST STATE STREET RESEARCH SMALL-CAP GROWTH
INVESTMENT INCOME:
Interest	$47,395	$674,622	$92,802	$63,201	$53,366
Dividends	8,879,391	15,390,808	4,353,206	2,289,855	597,593
Income from securities loaned, net	—	—	—	—	47,911
Foreign taxes withheld	(1,010,973)	(1,455,331)	(479,944)	(195,582)	(83)

Total Income	7,915,813	14,610,099	3,966,064	2,157,474	698,787

EXPENSES:
Advisory fees	2,838,631	10,224,182	1,719,328	1,222,784	2,331,618
Distribution fees	4,172	358,671	—	—	58,056
Shareholder servicing fees and expenses	321,000	1,022,000	172,000	122,000	259,000
Administration and accounting fees	272,000	448,000	172,000	122,000	235,000
Custodian fees and expenses	104,000	613,000	174,000	101,000	62,000
Audit and legal fees	37,000	61,000	45,000	47,000	29,000
Trustees’ fees	16,000	19,000	14,000	11,000	16,000
Printing expense	—	45,000	—	—	—
Interest expense	699	—	2,233	269	1,990
Miscellaneous	38,217	60,785	62,823	25,934	23,097

Total Expenses	3,631,719	12,851,638	2,361,384	1,651,987	3,015,761
Less: Advisory fee waivers and expense reimbursements	—	(1,063,560)	(257,899)	—	—
Less: Fees paid indirectly	(4,172)	(358,671)	—	—	(58,056)

Net Expenses	3,627,547	11,429,407	2,103,485	1,651,987	2,957,705

Net Investment Income (Loss)	4,288,266	3,180,692	1,862,579	505,487	(2,258,918)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	69,166,468	74,963,193	40,393,669	8,807,104	31,564,967
Futures	—	—	1,280,777	—	—
Options written	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign currencies	148,942	(631,562)	(334,992)	(34,310)	—

	69,315,410	74,331,631	41,339,454	8,772,794	31,564,967

Net change in unrealized appreciation (depreciation) on:
Investments	(21,899,406)	107,021,135	(9,077,450)	13,521,171	(50,716,500)
Futures	—	—	(310,397)	—	—
Options written	—	—	—	—	—
Swap Agreements	—	—	—	—	—
Foreign currencies	(29,277)	1,430,135	(270,348)	(1,013)	—

	(21,928,683)	108,451,270	(9,658,195)	13,520,158	(50,716,500)

Net gain (loss) on investments and foreign currencies	47,386,727	182,782,901	31,681,259	22,292,952	(19,151,533)

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,674,993	$185,963,593	$33,543,838	$22,798,439	$(21,410,451)

	PORTFOLIO
	AST DEAM SMALL-CAP GROWTH	AST FEDERATED AGGRESSIVE GROWTH	AST GOLDMAN SACHS SMALL-CAP VALUE	AST SMALL-CAP VALUE	AST DEAM SMALL-CAP VALUE	AST GOLDMAN SACHS MID-CAP GROWTH	AST NEUBERGER BERMAN MID-CAP GROWTH	AST NEUBERGER BERMAN MID-CAP VALUE
INVESTMENT INCOME:
Interest	$60,276	$196,843	$41,654	$494,204	$75,597	$48,926	$12,083	$86,736
Dividends	1,107,711	588,812	5,144,985	9,608,749	1,052,743	1,263,754	1,328,494	13,386,686
Income from securities loaned, net	104,459	—	87,081	142,678	8,638	51,549	79,025	227,651
Foreign taxes withheld	(4,564)	(6,102)	(4,910)	(9,480)	(261)	—	(5,500)	(21,004)

Total Income	1,267,882	779,553	5,268,810	10,236,151	1,136,717	1,364,229	1,414,102	13,680,069

EXPENSES:
Advisory fees	3,329,908	2,428,067	3,007,975	7,517,906	672,828	2,114,611	3,227,666	10,054,756
Distribution fees	—	—	95,799	—	—	156,867	158,715	566,800
Shareholder servicing fees and expenses	351,000	256,000	317,000	835,000	71,000	211,000	359,000	1,130,000
Administration and accounting fees	289,000	233,000	270,000	445,000	71,000	205,000	295,000	468,000
Custodian fees and expenses	63,000	47,000	95,000	98,000	26,000	34,000	47,000	130,000
Audit and legal fees	29,000	35,000	30,000	18,000	39,000	36,000	31,000	12,000
Trustees’ fees	15,000	12,000	15,000	22,000	12,000	12,000	18,000	27,000
Printing expense	—	—	—	—	—	—	—	—
Interest expense	1,063	4,410	—	—	—	307	2,433	317
Miscellaneous	27,725	19,613	25,116	47,986	14,669	15,650	20,993	41,658

Total Expenses	4,105,696	3,035,090	3,855,890	8,983,892	906,497	2,785,435	4,159,807	12,430,531
Less: Advisory fee waivers and expense reimbursements	(525,711)	—	—	—	(106,033)	(251,551)	(41,862)	(64,751)
Less: Fees paid indirectly	—	—	(95,799)	—	—	(156,867)	(158,715)	(566,800)

Net Expenses	3,579,985	3,035,090	3,760,091	8,983,892	800,464	2,377,017	3,959,230	11,798,980

Net Investment Income (Loss)	(2,312,103)	(2,255,537)	1,508,719	1,252,259	336,253	(1,012,788)	(2,545,128)	1,881,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	38,163,293	31,714,359	50,503,621	221,204,501	7,619,038	15,765,813	20,087,966	186,401,919
Futures	693,861	—	—	—	1,477,718	—	—	—
Options written	—	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—	—
Foreign currencies	—	(29,005)	—	—	—	—	—	—

	38,857,154	31,685,354	50,503,621	221,204,501	9,096,756	15,765,813	20,087,966	186,401,919

Net change in unrealized appreciation (depreciation) on:
Investments	(9,467,901)	30,229,268	5,052,697	(91,399,533)	5,889,540	21,394,926	36,796,535	51,114,048
Futures	140,316	—	—	—	95,670	—	—	—
Options written	—	—	—	—	—	—	—	—
Swap Agreements	—	—	—	—	—	—	—	—
Foreign currencies	—	—	—	—	—	—	—	—

	(9,327,585)	30,229,268	5,052,697	(91,399,533)	5,985,210	21,394,926	36,796,535	51,114,048

Net gain (loss) on investments and foreign currencies	29,529,569	61,914,622	55,556,318	129,804,968	15,081,966	37,160,739	56,884,501	237,515,967

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,217,466	$59,659,085	$57,065,037	$131,057,227	$15,418,219	$36,147,951	$54,339,373	$239,397,056

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST ALGER ALL-CAP GROWTH	AST GABELLI ALL-CAP VALUE	AST T. ROWE PRICE NATURAL RESOURCES	AST ALLIANCE GROWTH	AST MFS GROWTH
INVESTMENT INCOME:
Interest	$49,019	$2,045	$53,699	$1,287	$266,848
Dividends	2,777,968	2,985,762	3,058,994	2,642,547	5,750,459
Income from securities loaned, net	158,577	38,472	37,681	19,711	68,837
Foreign taxes withheld	(20,046)	(32,443)	(108,866)	(51,272)	(28,057)

Total Income	2,965,518	2,993,836	3,041,508	2,612,273	6,058,087

EXPENSES:
Advisory fees	3,430,092	1,774,598	1,652,904	2,255,999	5,053,539
Distribution fees	769,690	—	13,851	90,818	62,209
Shareholder servicing fees and expenses	361,000	187,000	184,000	251,000	562,000
Administration and accounting fees	295,000	187,000	181,000	230,000	364,000
Custodian fees and expenses	45,000	30,000	52,000	39,000	97,000
Audit and legal fees	26,000	34,000	37,000	37,000	22,000
Trustees’ fees	17,000	12,000	12,000	14,000	21,000
Printing expense	—	—	—	—	—
Interest expense	9,701	3,154	4,835	5,190	510
Miscellaneous	21,878	25,230	18,181	20,459	31,103

Total Expenses	4,975,361	2,252,982	2,155,771	2,943,466	6,213,361
Less: Advisory fee waivers and expense reimbursements	—	—	—	(75,125)	(159,291)
Less: Fees paid indirectly	(769,690)	—	(13,851)	(90,818)	(62,209)

Net Expenses	4,205,671	2,252,982	2,141,920	2,777,523	5,991,861

Net Investment Income (Loss)	(1,240,153)	740,854	899,588	(165,250)	66,226

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	45,226,925	4,590,022	22,678,036	6,464,542	40,791,942
Futures	—	—	—	—	—
Options written	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign currencies	—	(313)	(61,475)	—	5,266

	45,226,925	4,589,709	22,616,561	6,464,542	40,797,208

Net change in unrealized appreciation (depreciation) on:
Investments	(19,019,358)	20,232,463	27,061,108	7,640,416	15,175,689
Futures	—	—	—	—	—
Options written	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign currencies	—	(128)	—	—	881

	(19,019,358)	20,232,335	27,061,108	7,640,416	15,176,570

Net gain (loss) on investments and foreign currencies	26,207,567	24,822,044	49,677,669	14,104,958	55,973,778

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,967,414	$25,562,898	$50,577,257	$13,939,708	$56,040,004

	PORTFOLIO
	AST MARSICO CAPITAL GROWTH	AST GOLDMAN SACHS CONCENTRATED GROWTH	AST DEAM LARGE-CAP VALUE	AST HOTCHKIS & WILEY LARGE-CAP VALUE	AST ALLIANCE/ BERNSTEIN GROWTH + VALUE	AST SANFORD BERNSTEIN CORE VALUE	AST COHEN & STEERS REALTY	AST SANFORD BERNSTEIN MANAGED INDEX 500
INVESTMENT INCOME:
Interest	$133,488	$34,650	$68,268	$967,848	$48	$99	$4,614	$512
Dividends	18,788,855	14,536,267	3,371,237	10,596,562	1,287,498	5,627,296	14,813,926	11,092,793
Income from securities loaned, net	333,381	130,179	17,567	21,365	13,406	32,229	27,435	43,970
Foreign taxes withheld	(57,054)	—	—	—	(6,532)	(14,220)	(29,513)	(4,186)

Total Income	19,198,670	14,701,096	3,457,072	11,585,775	1,294,420	5,645,404	14,816,462	11,133,089

EXPENSES:
Advisory fees	17,125,762	9,213,248	1,316,848	4,457,421	618,479	1,715,705	3,221,036	3,289,927
Distribution fees	560,317	391,133	—	—	—	120,110	31,673	242,565
Shareholder servicing fees and expenses	1,903,000	1,024,000	155,000	594,000	69,000	229,000	322,000	548,000
Administration and accounting fees	545,000	455,000	155,000	373,000	69,000	217,000	273,000	181,000
Custodian fees and expenses	165,000	91,000	31,000	64,000	15,000	28,000	41,000	65,000
Audit and legal fees	9,000	30,000	35,000	18,000	41,000	36,000	33,000	24,000
Trustees’ fees	36,000	31,000	13,000	22,000	12,000	14,000	16,000	19,000
Printing expense	—	67,000	—	—	—	—	—	—
Interest expense	—	2,225	—	2,044	—	2,703	3,464	10,742
Miscellaneous	67,495	50,315	16,011	33,478	13,855	20,298	19,864	49,141

Total Expenses	20,411,574	11,354,921	1,721,859	5,563,943	838,334	2,382,816	3,961,037	4,429,375
Less: Advisory fee waivers and expense reimbursements	(510,113)	(707,863)	(188,118)	(195,269)	—	—	(356,672)	—
Less: Fees paid indirectly	(560,317)	(391,133)	—	—	—	(120,110)	(31,673)	(242,565)

Net Expenses	19,341,144	10,255,925	1,533,741	5,368,674	838,334	2,262,706	3,572,692	4,186,810

Net Investment Income (Loss)	(142,474)	4,445,171	1,923,331	6,217,101	456,086	3,382,698	11,243,770	6,946,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	61,602,018	42,580,023	19,453,943	48,115,688	1,877,289	7,698,383	25,274,404	6,382,969
Futures	—	—	650,129	—	—	—	—	—
Options written	—	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—	—
Foreign currencies	(327,163)	—	—	—	—	—	(509)	—

	61,274,855	42,580,023	20,104,072	48,115,688	1,877,289	7,698,383	25,273,895	6,382,969

Net change in unrealized appreciation (depreciation) on:
Investments	245,076,470	(17,509,798)	5,836,908	31,554,521	4,406,550	19,408,283	68,830,737	34,494,253
Futures	—	—	(68,633)	—	—	—	—	—
Options written	—	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—	—
Foreign currencies	261,312	—	—	—	—	—	—	—

	245,337,782	(17,509,798)	5,768,275	31,554,521	4,406,550	19,408,283	68,830,737	34,494,253

Net gain (loss) on investments and foreign currencies	306,612,637	25,070,225	25,872,347	79,670,209	6,283,839	27,106,666	94,104,632	40,877,222

Net Increase (Decrease) in Net Assets Resulting from Operations	$306,470,163	$29,515,396	$27,795,678	$85,887,310	$6,739,925	$30,489,364	$105,348,402	$47,823,501

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST AMERICAN CENTURY INCOME & GROWTH	AST ALLIANCE GROWTH AND INCOME	AST DEAM GLOBAL ALLOCATION	AST AMERICAN CENTURY STRATEGIC BALANCED	AST T. ROWE PRICE ASSET ALLOCATION
INVESTMENT INCOME:
Interest	$62,619	$79,129	$31,202	$3,388,316	$6,102,818
Dividends	10,938,329	43,768,424	5,498,190	2,692,370	5,615,841
Income from securities loaned, net	138,591	120,578	—	45,904	43,542
Foreign taxes withheld	(976)	(70,669)	—	(70)	(177,275)

Total Income	11,138,563	43,897,462	5,529,392	6,126,520	11,584,926

EXPENSES:
Advisory fees	2,933,112	14,754,011	244,392	1,967,485	3,276,291
Distribution fees	—	661,107	—	—	—
Shareholder servicing fees and expenses	391,000	1,967,000	—	231,000	385,000
Administration and accounting fees	309,000	552,000	43,000	219,000	310,000
Custodian fees and expenses	100,000	180,000	12,000	85,000	155,000
Audit and legal fees	65,000	8,000	34,000	50,000	33,000
Trustees’ fees	15,000	39,000	14,000	15,000	17,000
Printing expense	21,000	—	—	—	—
Interest expense	1,619	1,474	—	—	—
Miscellaneous	30,290	68,467	5,172	31,181	139,256

Total Expenses	3,866,021	18,231,059	352,564	2,598,666	4,315,547
Less: Advisory fee waivers and expense reimbursements	—	(483,601)	—	(79,495)	(184,576)
Less: Fees paid indirectly	—	(661,107)	—	—	—

Net Expenses	3,866,021	17,086,351	352,564	2,519,171	4,130,971

Net Investment Income (Loss)	7,272,542	26,811,111	5,176,828	3,607,349	7,453,955

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	42,396,806	61,723,758	15,804,533	18,263,719	20,449,650
Futures	249,186	—	—	93,082	—
Options written	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign currencies	2,741	—	—	4,887	27,447

	42,648,733	61,723,758	15,804,533	18,361,688	20,477,097

Net change in unrealized appreciation (depreciation) on:
Investments	269,259	125,226,936	3,909,800	(2,253,275)	14,214,375
Futures	5,750	—	—	(52,337)	—
Options written	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign currencies	959	—	—	31	(5,904)

	275,968	125,226,936	3,909,800	(2,305,581)	14,208,471

Net gain (loss) on investments and foreign currencies	42,924,701	186,950,694	19,714,333	16,056,107	34,685,568

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,197,243	$213,761,805	$24,891,161	$19,663,456	$42,139,523

	PORTFOLIO
	AST T. ROWE PRICE GLOBAL BOND	AST GOLDMAN SACHS HIGH YIELD	AST LORD ABBETT BOND– DEBENTURE	AST PIMCO TOTAL RETURN BOND	AST PIMCO LIMITED MATURITY BOND	AST MONEY MARKET
INVESTMENT INCOME:
Interest	$8,983,044	$58,216,767	$22,917,958	$61,856,172	$22,037,430	$27,766,931
Dividends	—	748,105	1,055,511	1,302,974	206,406	2,598
Income from securities loaned, net	—	—	162,976	—	—	—
Foreign taxes withheld	—	—	—	—	—	—

Total Income	8,983,044	58,964,872	24,136,445	63,159,146	22,243,836	27,769,529

EXPENSES:
Advisory fees	1,967,449	5,470,793	3,156,878	14,364,170	5,924,396	9,976,603
Distribution fees	—	—	—	—	—	—
Shareholder servicing fees and expenses	246,000	729,000	395,000	2,210,000	912,000	1,996,000
Administration and accounting fees	228,000	401,000	311,000	576,000	437,000	277,000
Custodian fees and expenses	71,000	88,000	54,000	277,000	122,000	195,000
Audit and legal fees	49,000	22,000	35,000	40,000	14,000	5,000
Trustees’ fees	14,000	26,000	16,000	50,000	27,000	50,000
Printing expense	—	—	—	102,000	—	—
Interest expense	—	26,227	1,200	2,521	—	—
Miscellaneous	67,409	52,333	43,414	176,807	64,341	73,200

Total Expenses	2,642,858	6,815,353	4,012,492	17,798,498	7,500,737	12,572,803
Less: Advisory fee waivers and expense reimbursements	—	—	(195,038)	(605,091)	(254,510)	(997,652)
Less: Fees paid indirectly	—	—	—	—	—	—

Net Expenses	2,642,858	6,815,353	3,817,454	17,193,407	7,246,227	11,575,151

Net Investment Income (Loss)	6,340,186	52,149,519	20,318,991	45,965,739	14,997,609	16,194,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	299,757	6,703,319	5,617,774	20,629,058	6,048,149	(39,829)
Futures	146,739	—	—	41,502,214	3,084,009	—
Options written	—	—	—	4,887,090	59,319	—
Swap agreements	—	—	—	11,959,274	(564,528)	—
Foreign currencies	2,726,062	(3,546,862)	—	3,503,223	227,190	—

	3,172,558	3,156,457	5,617,774	82,480,859	8,854,139	(39,829)

Net change in unrealized appreciation (depreciation) on:
Investments	10,610,344	24,934,941	4,618,109	(11,842,844)	(8,031,818)	—
Futures	(29,681)	—	—	(11,042,749)	(1,307,581)	—
Options written	—	—	—	(1,980,227)	831,580	—
Swap agreements	—	—	—	330,587	1,766,290	—
Foreign currencies	632,886	(3,655,388)	—	2,656,902	408,149	—

	11,273,550	21,279,553	4,618,109	(21,905,331)	(6,333,380)	—

Net gain (loss) on investments and foreign currencies	14,446,108	24,436,010	10,235,883	60,575,528	2,520,759	(39,829)

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,786,294	$76,585,529	$30,554,874	$106,541,267	$17,518,368	$16,154,549

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	PORTFOLIO
	AST JPMORGAN INTERNATIONAL EQUITY		AST WILLIAM BLAIR INTERNATIONAL GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS
Net investment income (loss)	$4,288,266	$3,597,767	$3,180,692	$1,711,134
Net realized gain (loss) on investments and foreign currencies	69,315,410	(8,430,018)	74,331,631	12,024,056
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(21,928,683)	103,596,542	108,451,270	119,096,652

Net Increase (Decrease) in Net Assets Resulting from Operations	51,674,993	98,764,291	185,963,593	132,831,842

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(3,597,872)	(2,687,610)	(7,604,485)	—
Distributions from net realized gains	—	—	—	—

Total Dividends and Distributions	(3,597,872)	(2,687,610)	(7,604,485)	—

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	66,608,802	265,111,169	719,145,204	332,531,656
Net asset value of shares issued in reinvestment of dividends and distributions	3,597,872	2,687,610	7,604,485	—
Cost of shares redeemed	(77,762,221)	(341,028,716)	(203,778,980)	(142,646,114)

Increase (Decrease) in Net Assets from Fund Share Transactions	(7,555,547)	(73,229,937)	522,970,709	189,885,542

Net Increase (Decrease) in Net Assets	40,521,574	22,846,744	701,329,817	322,717,384
NET ASSETS
Beginning of Year	339,038,827	316,192,083	641,548,986	318,831,602

End of Year(a)	$379,560,401	$339,038,827	$1,342,878,803	$641,548,986

(a) Includes Undistributed Net Investment Income of:	$4,429,643	$3,590,307	$—	$1,090,742

(b) Includes Value of Shares Issued in Merger	$—	$—	$371,141,306	$—
SHARES ISSUED AND REDEEMED
Shares sold	3,877,910	20,500,466	28,858,342	35,495,958
Shares issued in reinvestment of dividends and distributions	229,018	236,170	722,172	—
Shares issued in merger	—	—	35,850,785	—
Shares redeemed	(4,820,971)	(25,177,543)	(15,035,523)	(16,833,929)

Net Increase (Decrease) in Shares Outstanding	(714,043)	(4,440,907)	50,395,776	18,662,029

See Notes to Financial Statements.

	PORTFOLIO
	AST LSV INTERNATIONAL VALUE		AST MFS GLOBAL EQUITY		AST STATE STREET RESEARCH SMALL- CAP GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS
Net investment income (loss)	$1,862,579	$1,726,606	$505,487	$239,532	$(2,258,918)	$(1,824,690)
Net realized gain (loss) on investments and foreign currencies	41,339,454	6,044,625	8,772,794	(734,192)	31,564,967	18,185,601
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(9,658,195)	35,350,874	13,520,158	19,986,060	(50,716,500)	85,575,566

Net Increase (Decrease) in Net Assets Resulting from Operations	33,543,838	43,122,105	22,798,439	19,491,400	(21,410,451)	101,936,477

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(2,339,322)	(787,176)	(221,874)	(121,731)	—	—
Distributions from net realized gains	—	—	—	—	—	—

Total Dividends and Distributions	(2,339,322)	(787,176)	(221,874)	(121,731)	—	—

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	52,122,908	144,252,913	65,618,377	47,812,795	30,829,098	315,265,468
Net asset value of shares issued in reinvestment of dividends and distributions	2,339,322	787,176	221,874	121,731	—	—
Cost of shares redeemed	(64,059,074)	(144,319,525)	(25,036,294)	(24,533,163)	(121,477,890)	(333,037,514)

Increase (Decrease) in Net Assets from Fund Share Transactions	(9,596,844)	720,564	40,803,957	23,401,363	(90,648,792)	(17,772,046)

Net Increase (Decrease) in Net Assets	21,607,672	43,055,493	63,380,522	42,771,032	(112,059,243)	84,164,431
NET ASSETS
Beginning of Year	172,059,247	129,003,754	102,938,103	60,167,071	338,190,684	254,026,253

End of Year(a)	$193,666,919	$172,059,247	$166,318,625	$102,938,103	$226,131,441	$338,190,684

(a) Includes Undistributed Net Investment Income of:	$2,748,715	$2,173,635	$460,456	$211,153	$—	$—

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	4,474,755	16,124,899	6,051,804	5,416,991	2,072,826	25,415,423
Shares issued in reinvestment of dividends and distributions	208,496	103,168	21,334	16,361	—	—
Shares issued in merger	—	—	—	—	—	—
Shares redeemed	(5,562,873)	(16,185,413)	(2,371,855)	(2,841,031)	(8,368,356)	(27,462,413)

Net Increase (Decrease) in Shares Outstanding	(879,622)	42,654	3,701,283	2,592,321	(6,295,530)	(2,046,990)

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST DEAM SMALL-CAP GROWTH		AST FEDERATED AGGRESSIVE GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS
Net investment income (loss)	$(2,312,103)	$(650,051)	$(2,255,537)	$(990,021)
Net realized gain (loss) on investments and foreign currencies	38,857,154	51,185,190	31,685,354	13,170,761
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(9,327,585)	79,918,938	30,229,268	40,158,594

Net Increase (Decrease) in Net Assets Resulting from Operations	27,217,466	130,454,077	59,659,085	52,339,334

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	—	—	(4,045,919)	—

Total Dividends and Distributions	—	—	(4,045,919)	—

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	28,814,141	168,312,065	182,870,868	223,259,628
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	4,045,919	—
Cost of shares redeemed	(118,652,777)	(188,633,759)	(82,361,753)	(127,105,498)

Increase (Decrease) in Net Assets from Fund Share Transactions	(89,838,636)	(20,321,694)	104,555,034	96,154,130

Net Increase (Decrease) in Net Assets	(62,621,170)	110,132,383	160,168,200	148,493,464
NET ASSETS
Beginning of Year	403,429,807	293,297,424	187,565,197	39,071,733

End of Year(a)	$340,808,637	$403,429,807	$347,733,397	$187,565,197

(a) Includes Undistributed Net Investment Income of:	$—	$132,924	$—	$—

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	3,733,903	27,138,716	20,069,092	32,404,016
Shares issued in reinvestment of dividends and Distributions	—	—	462,920	—
Shares issued in merger	—	—	—	—
Shares redeemed	(15,790,806)	(31,038,640)	(8,887,584)	(18,312,306)

Net Increase (Decrease) in Shares Outstanding	(12,056,903)	(3,899,924)	11,644,428	14,091,710

See Notes to Financial Statements.

	PORTFOLIO
	AST GOLDMAN SACHS SMALL-CAP VALUE		AST SMALL-CAP VALUE		AST DEAM SMALL-CAP VALUE
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS
Net investment income (loss)	$1,508,719	$1,217,697	$1,252,259	$197,511	$336,253	$152,092
Net realized gain (loss) on investments and foreign currencies	50,503,621	14,463,894	221,204,501	6,055,694	9,096,756	4,965,824
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,052,697	87,538,179	(91,399,533)	170,461,501	5,985,210	4,356,184

Net Increase (Decrease) in Net Assets Resulting from Operations	57,065,037	103,219,770	131,057,227	176,714,706	15,418,219	9,474,100

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(696,491)	(2,448,006)	(42,814)	(998,184)	(121,670)	(20,010)
Distributions from net realized gains	(4,161,394)	—	—	—	(2,928,706)	—

Total Dividends and Distributions	(4,857,885)	(2,448,006)	(42,814)	(998,184)	(3,050,376)	(20,010)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	10,011,757	24,078,465	179,244,384	296,681,802	70,772,927	66,691,597
Net asset value of shares issued in reinvestment of dividends and distributions	4,857,885	2,448,006	42,814	998,184	3,050,376	20,010
Cost of shares redeemed	(87,413,873)	(98,957,367)	(162,582,637)	(200,050,371)	(26,352,092)	(37,604,247)

Increase (Decrease) in Net Assets from Fund Share Transactions	(72,544,231)	(72,430,896)	16,704,561	97,629,615	47,471,211	29,107,360

Net Increase (Decrease) in Net Assets	(20,337,079)	28,340,868	147,718,974	273,346,137	59,839,054	38,561,450
NET ASSETS
Beginning of Year	343,442,008	315,101,140	774,416,025	501,069,888	51,980,046	13,418,596

End of Year(a)	$323,104,929	$343,442,008	$922,134,999	$774,416,025	$111,819,100	$51,980,046

(a) Includes Undistributed Net Investment Income of:	$945,479	$1,233,112	$758,238	$490,083	$161,322	$148,516

(b) Includes Value of Shares Issued in Merger	$ —	$—	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	519,968	1,549,548	10,827,345	22,211,822	6,113,740	6,932,419
Shares issued in reinvestment of dividends and Distributions	268,540	199,837	2,690	90,825	279,851	2,741
Shares issued in merger
Shares redeemed	—	—	—	—	—	—

Net Increase (Decrease) in Shares Outstanding	(4,684,602)	(7,104,738)	(9,705,838)	(16,207,684)	(2,374,562)	(3,983,864)

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST GOLDMAN SACHS MID-CAP GROWTH		AST NEUBERGER BERMAN MID-CAP GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$(1,012,788)	$(507,024)	$(2,545,128)	$(2,582,570)
Net realized gain (loss) on investments and foreign currencies	15,765,813	5,796,922	20,087,966	21,580,775
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,394,926	21,374,255	36,796,535	62,914,518

Net Increase (Decrease) in Net Assets Resulting from Operations	36,147,951	26,664,153	54,339,373	81,912,723

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	—	—	—	—

Total Dividends and Distributions	—	—	—	—

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	111,638,653	87,872,685	63,034,623	223,429,606
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	—	—
Cost of shares redeemed	(31,594,068)	(15,361,738)	(76,831,248)	(232,790,046)

Increase (Decrease) in Net Assets from Fund Share Transactions	80,044,585	72,510,947	(13,796,625)	(9,360,440)

Net Increase (Decrease) in Net Assets	116,192,536	99,175,100	40,542,748	72,552,283
NET ASSETS
Beginning of Year	160,548,567	61,373,467	360,010,147	287,457,864

End of Year(a)	$276,741,103	$160,548,567	$400,552,895	$360,010,147

(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	28,236,277	26,125,346	4,873,186	21,029,402
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares issued in merger	—	—	—	—
Shares redeemed	(7,842,533)	(5,080,380)	(6,098,875)	(22,258,356)

Net Increase (Decrease) in Shares Outstanding	20,393,744	21,044,966	(1,225,689)	(1,228,954)

See Notes to Financial Statements.

	PORTFOLIO
	AST NEUBERGER BERMAN MID-CAP VALUE		AST ALGER ALL-CAP GROWTH		AST GABELLI ALL-CAP VALUE
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$1,881,089	$1,182,774	$(1,240,153)	$(1,955,251)	$740,854	$513,629
Net realized gain (loss) on investments and foreign currencies	186,401,919	49,678,777	45,226,925	32,943,906	4,589,709	(5,064,919)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	51,114,048	206,833,309	(19,019,358)	76,563,619	20,232,335	43,074,019

Net Increase (Decrease) in Net Assets Resulting from Operations	239,397,056	257,694,860	24,967,414	107,552,274	25,562,898	38,522,729

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(1,190,224)	(1,718,079)	—	—	(512,677)	(880,134)
Distributions from net realized gains	(26,886,646)	—	—	—	—	—

Total Dividends and Distributions	(28,076,870)	(1,718,079)	—	—	(512,677)	(880,134)
FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	187,485,189	177,071,018	46,585,861	149,224,395	49,786,781	175,383,709
Net asset value of shares issued in reinvestment of dividends and distributions	28,076,870	1,718,079	—	—	512,677	880,134
Cost of shares redeemed	(144,470,285)	(168,365,058)	(139,627,353)	(177,557,709)	(61,841,238)	(145,589,930)

Increase (Decrease) in Net Assets from Fund Share Transactions	71,091,774	10,424,039	(93,041,492)	(28,333,314)	(11,541,780)	30,673,913

Net Increase (Decrease) in Net Assets	282,411,960	266,400,820	(68,074,078)	79,218,960	13,508,441	68,316,508
NET ASSETS
Beginning of Year	1,027,374,304	760,973,484	402,504,545	323,285,585	181,873,715	113,557,207

End of Year(a)	$1,309,786,264	$1,027,374,304	$334,430,467	$402,504,545	$195,382,156	$181,873,715

(a) Includes Undistributed Net Investment Income of:	$1,866,876	$1,176,011	$—	$—	$738,826	$510,962

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	9,960,559	11,610,879	9,180,722	35,493,768	4,546,658	19,789,079
Shares issued in reinvestment of dividends and distributions	1,570,294	136,366	—	—	48,549	118,938
Shares issued in merger	$—	$—	$—	$—	$—	$—
Shares redeemed	(7,735,737)	(12,191,352)	(28,179,863)	(42,691,556)	(5,746,999)	(17,129,623)

Net Increase (Decrease) in Shares Outstanding	3,795,116	(444,107)	(18,999,141)	(7,197,788)	(1,151,792)	2,778,394

241

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST T. ROWE PRICE NATURAL RESOURCES		AST ALLIANCE GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$899,588	$867,608	$(165,250)	$(326,953)
Net realized gain (loss) on investments and foreign currencies	22,616,561	380,603	6,464,542	(17,957,900)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,061,108	32,880,858	7,640,416	68,385,477

Net Increase (Decrease) in Net Assets Resulting from Operations	50,577,257	34,129,069	13,939,708	50,100,624

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(1,843,388)	(1,610,638)	—	—
Distributions from net realized gains	—	(2,249,299)	—	—

Total Dividends and Distributions	(1,843,388)	(3,859,937)	—	—

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	91,830,070	63,090,052	81,916,908	82,964,366
Net asset value of shares issued in reinvestment of dividends and distributions	1,843,388	3,859,937	—	—
Cost of shares redeemed	(75,178,286)	(49,044,554)	(74,777,073)	(136,498,812)

Increase (Decrease) in Net Assets from Fund Share Transactions	18,495,172	17,905,435	7,139,835	(53,534,446)

Net Increase (Decrease) in Net Assets	67,229,041	48,174,567	21,079,543	(3,433,822)
NET ASSETS
Beginning of Year	170,860,256	122,685,689	237,055,834	240,489,656

End of Year(a)	$238,089,297	$170,860,256	$258,135,377	$237,055,834

(a) Includes Undistributed Net Investment Income of:	$691,301	$1,878,344	$—	$—

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	4,711,892	4,117,098	9,853,712	11,735,266
Shares issued in reinvestment of dividends and Distributions	105,578	305,133	—	—
Shares issued in merger	—	—	—	—
Shares redeemed	(4,089,071)	(3,675,349)	(9,014,318)	(18,959,206)

Net Increase (Decrease) in Shares Outstanding	728,399	746,882	839,394	(7,223,940)

See Notes to Financial Statements.

	PORTFOLIO
	AST MFS GROWTH		AST MARSICO CAPITAL GROWTH		AST GOLDMAN SACHS CONCENTRATED GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$66,226	$(1,082,134)	$(142,474)	$(2,677,864)	$4,445,171	$(2,943,541)
Net realized gain (loss) on investments and foreign currencies	40,797,208	60,316,628	61,274,855	12,823,587	42,580,023	(16,368,661)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,176,570	52,297,178	245,337,782	345,910,557	(17,509,798)	267,349,182

Net Increase (Decrease) in Net Assets Resulting from Operations	56,040,004	111,531,672	306,470,163	356,056,280	29,515,396	248,036,980

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—	(3,836,920)
Distributions from net realized gains	—	—	—	—	—	(3,836,920)

Total Dividends and Distributions	—	—	—	—	—	3,836,920

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	29,685,612	90,882,329	480,032,518	585,870,757	73,692,664	185,939,240
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	—	—	—	3,836,920
Cost of shares redeemed	(144,108,452)	(135,191,566)	(202,064,369)	(312,446,929)	(285,630,024)	(430,389,058)

Increase (Decrease) in Net Assets from Fund Share Transactions	(114,422,840)	(44,309,237)	277,968,149	273,423,828	(211,937,360)	(240,612,898)

Net Increase (Decrease) in Net Assets	(58,382,836)	67,222,435	584,438,312	629,480,108	(182,421,964)	3,587,162
NET ASSETS
Beginning of Year	593,307,032	526,084,597	1,710,581,374	1,081,101,266	1,151,199,657	1,147,612,495

End of Year(a)	$534,924,196	$593,307,032	$2,295,019,686	$1,710,581,374	$968,777,693	$1,151,199,657

(a) Includes Undistributed Net Investment Income of:	$50,323	$—	$—	$—	$4,402,631	$—

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—	$42,536,344	$—

SHARES ISSUED AND REDEEMED
Shares sold	3,969,455	13,930,579	30,104,296	43,295,979	1,535,694	10,352,347
Shares issued in reinvestment of dividends and Distributions	—	—	—	—	—	246,749
Shares issued in merger	—	—	—	—	2,089,499	—
Shares redeemed	(19,022,477)	(21,235,914)	(12,388,470)	(24,718,870)	(14,035,812)	(24,061,450)

Net Increase (Decrease) in Shares Outstanding	(15,053,022)	(7,305,335)	17,715,826	18,577,109	(10,410,619)	(13,462,354)

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST DEAM LARGE-CAP VALUE		AST HOTCHKIS & WILEY LARGE-CAP VALUE
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$1,923,331	$1,261,229	$6,217,101	$9,253,490
Net realized gain (loss) on investments and foreign currencies	20,104,072	2,619,192	48,115,688	23,922,416
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,768,275	22,762,597	31,554,521	77,110,024

Net Increase (Decrease) in Net Assets Resulting from Operations	27,795,678	26,643,018	85,887,310	110,285,930

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(1,225,279)	(898,632)	(9,262,013)	(15,175,707)
Distributions from net realized gains	—	—	—	—

Total Dividends and Distributions	(1,225,279)	(898,632)	(9,262,013)	(15,175,707)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	68,697,775	31,355,971	52,611,206	105,728,038
Net asset value of shares issued in reinvestment of dividends and distributions	1,225,273	898,632	9,262,013	15,175,707
Cost of shares redeemed	(38,449,494)	(34,172,073)	(141,800,738)	(236,435,297)

Increase (Decrease) in Net Assets from Fund Share Transactions	31,473,554	(1,917,470)	(79,927,519)	(115,531,552)

Net Increase (Decrease) in Net Assets	58,043,953	23,826,916	(3,302,222)	(20,421,329)
NET ASSETS
Beginning of Year	133,821,013	109,994,097	640,111,841	660,533,170

End of Year(a)	$191,864,966	$133,821,013	$636,809,619	$640,111,841

(a) Includes Undistributed Net Investment Income of:	$1,866,747	$1,235,341	$5,764,961	$9,247,336

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	6,638,607	3,646,802	3,609,679	8,213,537
Shares issued in reinvestment of dividends and Distributions	122,283	121,765	650,422	1,294,857
Shares issued in merger	—	—	—	—
Shares redeemed	(3,723,950)	(4,200,036)	(9,720,869)	(18,447,824)

Net Increase (Decrease) in Shares Outstanding	3,036,940	(431,469)	(5,460,768)	(8,939,430)

	PORTFOLIO
	AST ALLIANCE/BERNSTEIN GROWTH + VALUE		AST SANFORD BERNSTEIN CORE VALUE		AST COHEN & STEERS REALTY
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$456,086	$229,423	$3,382,698	$2,999,662	$11,243,770	$11,594,978
Net realized gain (loss) on investments and foreign currencies	1,877,289	(859,322)	7,698,383	5,741,748	25,273,895	4,076,614
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,406,550	11,294,315	19,408,283	41,119,213	68,830,737	53,524,346

Net Increase (Decrease) in Net Assets Resulting from Operations	6,739,925	10,664,416	30,489,364	49,860,623	105,348,402	69,195,938

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(229,760)	(201,627)	(3,001,313)	(1,344,832)	(7,684,744)	(6,935,947)
Distributions from net realized gains	—	—	(5,245,992)	—	(4,721,132)	(4,037,564)

Total Dividends and Distributions	(229,760)	(201,627)	(8,247,305)	(1,344,832)	(12,405,876)	(10,973,511)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	20,326,548	49,406,446	114,497,710	171,733,899	121,458,367	125,402,990
Net asset value of shares issued in reinvestment of dividends and distributions	229,760	201,627	8,247,305	1,344,832	12,405,876	10,973,511
Cost of shares redeemed	(12,981,600)	(28,298,575)	(50,050,864)	(228,223,123)	(92,828,844)	(82,617,074)

Increase (Decrease) in Net Assets from Fund Share Transactions	7,574,708	21,309,498	72,694,151	(55,144,392)	41,035,399	53,759,427

Net Increase (Decrease) in Net Assets	14,084,873	31,772,287	94,936,210	(6,628,601)	133,977,925	111,981,854
NET ASSETS
Beginning of Year	63,836,916	32,064,629	192,547,342	199,175,943	289,501,975	177,520,121

End of Year(a)	$77,921,789	$63,836,916	$287,483,552	$192,547,342	$423,479,900	$289,501,975

(a) Includes Undistributed Net Investment Income of:	$455,649	$229,323	$3,380,904	$2,999,519	$5,935,924	$12,322,596

(b) Includes Value of Shares Issued in Merger	$—	$—	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,180,350	6,108,916	10,046,608	18,419,257	8,515,874	11,467,639
Shares issued in reinvestment of dividends and distributions	25,416	29,221	757,329	162,814	902,902	1,194,070
Shares issued in merger
Shares redeemed	(1,412,752)	(3,530,277)	(4,578,037)	(24,050,334)	(7,171,624)	(7,906,893)

Net Increase (Decrease) in Shares Outstanding	793,014	2,607,860	6,225,900	(5,468,263)	2,247,152	4,754,816

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST SANFORD BERNSTEIN MANAGED INDEX 500		AST AMERICAN CENTURY INCOME & GROWTH
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$6,946,279	$4,712,777	$7,272,542	$3,739,754
Net realized gain (loss) on investments and foreign currencies	6,382,969	(22,904,344)	42,648,733	(14,708,272)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	34,494,253	129,067,539	275,968	74,483,016

Net Increase (Decrease) in Net Assets Resulting from Operations	47,823,501	110,875,972	50,197,243	63,514,498

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(4,631,826)	(5,460,558)	(3,630,621)	(3,198,975)
Distributions from net realized gains	—	—	—	—

Total Dividends and Distributions	(4,631,826)	(5,460,558)	(3,630,621)	(3,198,975)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	167,380,415	356,927,914	175,729,951	89,193,923
Net asset value of shares issued in reinvestment of dividends and distributions	4,631,826	5,460,558	3,630,621	3,198,975
Cost of shares redeemed	(195,030,248)	(367,481,124)	(77,825,976)	(106,020,156)

Increase (Decrease) in Net Assets from Fund Share Transactions	(23,018,007)	(5,092,652)	101,534,596	(13,627,258)

Net Increase (Decrease) in Net Assets	20,173,668	100,322,762	148,101,218	46,688,265
NET ASSETS
Beginning of Year	541,492,090	441,169,328	305,810,350	259,122,085

End of Year(a)	$561,665,758	$541,492,090	$453,911,568	$305,810,350

(a) Includes undistributed net investment income of:	$6,949,361	$4,634,908	$7,177,404	$3,639,612

(b) Includes Value of shares issued in merger	$—	$—	$108,397,180	$—

SHARES ISSUED AND REDEEMED
Shares sold	14,970,341	37,789,818	5,525,672	8,664,497
Shares issued in reinvestment of dividends and distributions	424,551	661,084	306,640	361,876
Shares issued in merger	—	—	9,098,089	—
Shares redeemed	(17,787,384)	(39,584,221)	(6,392,267)	(10,968,072)

Net Increase (Decrease) in Shares Outstanding	(2,392,492)	(1,133,319)	8,538,134	(1,941,699)

	PORTFOLIO
	AST ALLIANCE GROWTH AND INCOME		AST DEAM GLOBAL ALLOCATION		AST AMERICAN CENTURY STRATEGIC BALANCED
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$26,811,111	$13,703,539	$5,176,828	$2,865,266	$3,607,349	$3,138,699
Net realized gain (loss) on investments and foreign currencies	61,723,758	6,271,686	15,804,533	(7,921,590)	18,361,688	1,714,993
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	125,226,936	360,635,846	3,909,800	51,799,545	(2,305,581)	29,832,013

Net Increase (Decrease) in Net Assets Resulting from Operations	213,761,805	380,611,071	24,891,161	46,743,221	19,663,456	34,685,705

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(13,715,428)	(15,225,927)	(2,868,023)	(3,336,217)	(3,257,861)	(4,190,899)
Distributions from net realized gains	—	—	—	—	—	—

Total Dividends and Distributions	(13,715,428)	(15,225,927)	(2,868,023)	(3,336,217)	(3,257,861)	(4,190,899)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	337,350,352	593,298,760	4,188,371	8,946,825	29,157,046	76,199,419
Net asset value of shares issued in reinvestment of dividends and distributions	13,715,428	15,225,927	2,868,023	3,336,217	3,257,861	4,190,899
Cost of shares redeemed	(235,435,244)	(307,078,572)	(62,160,128)	(75,244,539)	(50,944,326)	(54,434,994)

Increase (Decrease) in Net Assets from Fund Share Transactions	115,630,536	301,446,115	(55,103,734)	(62,961,497)	(18,529,419)	25,955,324

Net Increase (Decrease) in Net Assets	315,676,913	666,831,259	(33,080,596)	(19,554,493)	(2,123,824)	56,450,130
NET ASSETS
Beginning of Year	1,836,529,224	1,169,697,965	264,807,754	284,362,247	235,818,295	179,368,165

End of Year(a)	$2,152,206,137	$1,836,529,224	$231,727,158	$264,807,754	$233,694,471	$235,818,295

(a) Includes undistributed net investment income of:	$26,786,245	$13,690,562	$7,418,160	$2,859,857	$3,655,598	$3,254,418

(b) Includes Value of shares issued in merger	$—	$—	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	18,587,095	38,000,229	364,495	920,270	2,222,427	6,454,629
Shares issued in reinvestment of dividends and distributions	771,830	1,185,818	256,303	369,458	251,962	392,407
Shares issued in merger	—	—	—	—	—	—
Shares redeemed	(12,801,079)	(21,657,584)	(5,479,553)	(7,687,978)	(3,905,055)	(4,698,189)

Net Increase (Decrease) in Shares Outstanding	6,557,846	17,528,463	(4,858,755)	(6,398,250)	(1,430,666)	2,148,847

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST T. ROWE PRICE ASSET ALLOCATION		AST T. ROWE PRICE GLOBAL BOND
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$7,453,955	$5,424,142	$6,340,186	$5,620,309
Net realized gain (loss) on investments and foreign currencies	20,477,097	(2,775,356)	3,172,558	13,484,118
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,208,471	61,791,721	11,273,550	6,225,980

Net Increase (Decrease) in Net Assets Resulting from Operations	42,139,523	64,440,507	20,786,294	25,330,407

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(5,760,759)	(7,112,841)	(14,361,174)	(7,341,835)
Distributions from net realized gains	—	—	(4,039,501)	(393,861)

Total Dividends and Distributions	(5,760,759)	(7,112,841)	(18,400,675)	(7,735,696)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	65,060,701	64,071,924	154,138,660	149,353,234
Net asset value of shares issued in reinvestment of dividends and distributions	5,760,759	7,112,841	18,400,675	7,735,696
Cost of shares redeemed	(36,609,042)	(37,479,431)	(42,537,993)	(154,647,282)

Increase (Decrease) in Net Assets from Fund Share Transactions	34,212,418	33,705,334	130,001,342	2,441,648

Net Increase (Decrease) in Net Assets	70,591,182	91,033,000	132,386,961	20,036,359
NET ASSETS
Beginning of Year	360,152,109	269,119,109	229,630,011	209,593,652

End of Year(a)	$430,743,291	$360,152,109	$362,016,972	$229,630,011

(a) Includes undistributed net investment income of:	$7,758,351	$5,501,091	$9,098,990	$14,585,175

(b) Includes Value of shares issued in merger	$—	$—	$—	—

SHARES ISSUED AND REDEEMED
Shares sold	4,155,151	4,550,475	12,950,265	13,142,102
Shares issued in reinvestment of dividends and distributions	374,562	589,300	1,625,501	703,886
Shares issued in merger	—	—	—	—
Shares redeemed	(2,351,005)	(2,819,253)	(3,775,219)	(13,760,980)

Net Increase (Decrease) in Shares Outstanding	2,178,708	2,320,522	10,800,547	85,008

	PORTFOLIO
	AST GOLDMAN SACHS HIGH YIELD		AST LORD ABBETT BOND-DEBENTURE		AST PIMCO TOTAL RETURN BOND
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$52,149,519	$58,033,720	$20,318,991	$12,592,832	$45,965,739	$64,377,650
Net realized gain (loss) on investments and foreign currencies	3,156,457	(19,650,074)	5,617,774	5,070,483	82,480,859	43,742,046
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,279,553	108,667,975	4,618,109	16,561,547	(21,905,331)	5,637,237

Net Increase (Decrease) in Net Assets Resulting from Operations	76,585,529	147,051,621	30,554,874	34,224,862	106,541,267	113,756,933

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(58,039,833)	(48,256,122)	(12,614,602)	(6,806,378)	(85,249,707)	(81,937,642)
Distributions from net realized gains	—	—	(1,277,546)	—	(15,173,281)	(84,016,359)

Total Dividends and Distributions	(58,039,833)	(48,256,122)	(13,892,148)	(6,806,378)	(100,422,988)	(165,954,001)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	444,975,172	877,747,441	217,843,768	290,840,802	451,098,235	614,483,072
Net asset value of shares issued in reinvestment of dividends and distributions	58,039,833	48,256,122	13,892,148	6,806,378	100,422,988	165,954,001
Cost of shares redeemed	(585,482,945)	(732,728,601)	(163,298,095)	(143,591,943)	(347,328,191)	(875,375,595)

Increase (Decrease) in Net Assets from Fund Share Transactions	(82,467,940)	193,274,962	68,437,821	154,055,237	204,193,032	(94,938,522)

Net Increase (Decrease) in Net Assets	(63,922,244)	292,070,461	85,100,547	181,473,721	210,311,311	(147,135,590)
NET ASSETS
Beginning of Year	868,511,359	576,440,898	346,412,279	164,938,558	2,107,912,138	2,255,047,728

End of Year(a)	$804,589,115	$868,511,359	$431,512,826	$346,412,279	$2,318,223,449	$2,107,912,138

(a) Includes undistributed net investment income of:	$48,592,328	$58,029,504	$20,445,329	$12,612,780	$63,743,320	$85,294,834

(b) Includes Value of shares issued in merger	$—	$—	$—	$—	$112,868,287	$—

SHARES ISSUED AND REDEEMED
Shares sold	52,363,464	109,361,578	19,174,087	26,854,491	28,503,530	51,497,661
Shares issued in reinvestment of dividends and distributions	7,112,725	6,556,538	1,250,420	698,090	8,532,118	14,355,889
Shares issued in merger	—	—	—	—	9,825,426	—
Shares redeemed	(68,634,777)	(89,910,309)	(14,256,032)	(13,634,182)	(29,613,934)	(74,286,875)

Net Increase (Decrease) in Shares Outstanding	(9,158,588)	26,007,807	6,168,475	13,918,399	17,247,140	(8,433,325)

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	PORTFOLIO
	AST PIMCO LIMITED MATURITY BOND		AST MONEY MARKET
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
OPERATIONS:
Net investment income (loss)	$14,997,609	$22,396,135	$16,194,378	$15,784,301
Net realized gain (loss) on investments and foreign currencies	8,854,139	20,971,015	(39,829)	514
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,333,380)	(7,068,932)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	17,518,368	36,298,218	16,154,549	15,784,815

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(29,754,321)	(23,900,815)	(16,221,849)	(15,784,301)
Distributions from net realized gains	(11,277,977)	(14,225,392)	—	(1,531)

Total Dividends and Distributions	(41,032,298)	(38,126,207)	(16,221,849)	(15,785,832)

FUND SHARE TRANSACTIONS
Net proceeds from shares sold(b)	588,058,113	524,100,846	6,476,121,235	5,378,146,107
Net asset value of shares issued in reinvestment of dividends and distributions	41,032,298	38,126,207	16,221,849	15,785,832
Cost of shares redeemed	(378,680,783)	(613,317,888)	(6,895,204,565)	(6,376,530,695)

Increase (Decrease) in Net Assets from Fund Share Transactions	250,409,628	(51,090,835)	(402,861,481)	(982,598,756)

Net Increase (Decrease) in Net Assets	226,895,698	(52,918,824)	(402,928,781)	(982,599,773)
NET ASSETS
Beginning of Year	1,005,924,379	1,058,843,203	1,762,116,600	2,744,716,373

End of Year(a)	$1,232,820,077	$1,005,924,379	$1,359,187,819	$1,762,116,600

(a) Includes undistributed net investment income of:	$17,102,941	$29,739,752	$—	$—

(b) Includes Value of shares issued in Merger	$—	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	52,844,163	46,460,972	6,476,121,230	5,378,147,673
Shares issued in reinvestment of dividends and Distributions	3,726,815	3,431,701	16,221,851	15,784,266
Shares issued in merger	—	—	—	—
Shares redeemed	(34,149,061)	(54,611,298)	(6,895,204,565)	(6,376,530,695)

Net Increase (Decrease) in Shares Outstanding	22,421,917	(4,718,625)	(402,861,484)	(982,598,756)

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

1. ORGANIZATION

American Skandia Trust (the “Trust”) a Massachusetts business trust, organized on October 31, 1998, is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust is composed of thirty-seven Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock.

Purchases of shares of the Portfolios may be made only by separate accounts of participating insurance companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investments objectives:

AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”), formerly known as AST Strong International Equity Fund: Capital growth by investing primarily in equity securities of foreign companies.

AST William Blair International Growth Portfolio (“William Blair International Growth”): Long-term capital growth by investing primarily in equity securities of foreign companies.

AST LSV International Value Portfolio (“LSV International Value”), formerly known as AST DeAM International Equity Portfolio: Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST State Street Research Small-Cap Growth Portfolio (“State Street Research Small-Cap Growth”), formerly known as AST PBHG Small-Cap Growth Portfolio: Capital growth by investing in common stocks of small capitalization companies.

AST DeAM Small-Cap Growth Portfolio (“DeAM Small-Cap Growth”): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST Small-Cap Value Portfolio (“Small-Cap Value”), formerly known as Gabelli Small-Cap Value Portfolio: Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

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DECEMBER 31, 2004

AST DeAM Small-Cap Value Portfolio (“DeAM Small-Cap Value”): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Mid-Cap Value Portfolio (“Neuberger Berman Mid-Cap Value”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Alger All-Cap Growth Portfolio (“Alger All-Cap Growth”): Long-term capital growth by investing in common and preferred stocks.

AST Gabelli All-Cap Value Portfolio (“Gabelli All-Cap Value”): Capital growth by investing in readily marketable equity securities.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

AST Alliance Growth Portfolio (“Alliance Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

AST MFS Growth Portfolio (“MFS Growth”): Long-term capital growth and future income by investing primarily in common stocks and related securities.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth by investing primarily in common stocks with the majority of the portfolio’s assets in large capitalization stocks.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Capital growth by investing primarily in equity securities.

AST DeAM Large-Cap Value Portfolio (“DeAM Large-Cap Value”): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value”), formerly known as AST INVESCO Capital Income Portfolio: Capital growth and current income by investing primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

AST Alliance/Bernstein Growth + Value Portfolio (“Alliance/Bernstein Growth + Value”): Capital growth by investing approximately 50% of assets in growth stocks of large companies and 50% of assets in value stocks of large companies.

AST Sanford Bernstein Core Value Portfolio (“Sanford Bernstein Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

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DECEMBER 31, 2004

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return by investing primarily in equity securities of real estate companies.

AST Sanford Bernstein Managed Index 500 Portfolio (“Sanford Bernstein Managed Index 500”): Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

AST Alliance Growth and Income Portfolio (“Alliance Growth and Income”): Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST DeAM Global Allocation Portfolio (“DeAM Global Allocation”): A high level of total return by investing primarily in a diversified portfolio of mutual funds.

AST American Century Strategic Balanced Portfolio (“American Century Strategic Balanced”): Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST Goldman Sachs High Yield Portfolio (“Goldman Sachs High Yield”), formerly known as AST Federated High Yield Portfolio: High current income by investing primarily in lower quality fixed income securities rated BBB and below.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from three to six years.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

AST Money Market Portfolio (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

2. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s) to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value short-term securities. The amortized cost method involves valuing a security at its cost on the date of purchase and, thereafter, assuming a constant amortization to maturity of the difference between the principle amount due at maturity and cost. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Restricted and Illiquid Securities

Subject to guidelines adopted by the Board of Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST Alliance/Bernstein Growth + Value Portfolio, the AST Sanford Bernstein Core Value Portfolio and the AST Sanford Bernstein Managed Index 500 Portfolio, which is limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Board of Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options

The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap contract, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions as a hedge involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Short Sales

Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

Repurchase Agreements

In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements

The Portfolios may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Risks

Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Delayed Delivery Transactions

Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans

The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Taxes

For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. and Prudential Investments LLC the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alliance Capital Management L.P. for Alliance Growth and Income and Alliance Growth;

Alliance Capital Management, L.P. and Sanford C. Bernstein & Co., LLC co-manager Alliance/Bernstein Growth + Value;

American Century Investment Management, Inc. for American Century Income & Growth and American Century Strategic Balanced;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Deutsche Asset Management, Inc. for DeAM Global Allocation, DeAM Small-Cap Growth, DeAM Large-Cap Value and DeAM Small-Cap Value;

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Federated Investment Counseling for Federated Aggressive Growth;

Fred Alger Management, Inc. for Alger All-Cap Growth;

GAMCO Investors, Inc. for Gabelli All-Cap Value;

Goldman Sachs Asset Management for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value Goldman Sachs Mid-Cap Growth and Goldman Sachs High Yield (replaced Federated Investment Counseling on May 1, 2004);

Hotchkis and Wiley Capital Management, LLC for Hotchkis & Wiley Large-Cap Value (replaced INVESCO Funds Group, Inc. on May 1, 2004);

Integrity Asset Management for a portion of Small-Cap Value (formerly Gabelli Small-Cap Value);

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity (replaced Strong Capital Management, Inc. on February 23, 2004) and a portion of Small-Cap Value (formerly Gabelli Small-Cap Value);

Lee Munder Investments, Ltd. for a portion of Small-Cap Value (formerly Gabelli Small-Cap Value);

Lord Abbett & Co. for Lord Abbett Bond-Debenture;

LSV Asset Management for LSV International Value (replaced Deutsche Asset Management, Inc. on November 19, 2004);

Marsico Capital Management, LLC for Marsico Capital Growth;

Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value and Neuberger Berman Mid-Cap Growth;

Pacific Investment Management Company LLC for PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

Sanford C. Bernstein & Co., LLC for Sanford Bernstein Managed Index 500 and Sanford Bernstein Core Value;

State Street Research Group for State Street Research Small Cap Growth (replaced Pilgram Baxter & Associates, Ltd. on May 1, 2004);

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and T. Rowe Price Natural Resources;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

Wells Fargo Capital Management, Inc. for Money Market; and

William Blair & Company, LLC for William Blair International Growth.

Advisory Fees and Expense Limitations

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Sub-adviser a fee as compensation for advisory

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

	ADVISORY FEES	EFFECTIVE ADVISORY FEES NET OF WAIVER	EXPENSE LIMITATIONS
JPMorgan International Equity	1.00%	0.8851%	1.75%
William Blair International Growth	1.00%	0.8960%	1.75%
LSV International Value	1.00%	0.8500%	1.50%
MFS Global Equity	1.00%	1.0000%	1.75%
State Street Research Small-Cap Growth	0.90%	0.9000%	1.30%
DeAM Small-Cap Growth	0.95%	0.8001%	1.35%
Federated Aggressive Growth	0.95%	0.9500%	1.35%
Goldman Sachs Small-Cap Value	0.95%	0.9500%	1.35%
Small-Cap Value	0.90%	0.9000%	1.30%
DeAM Small-Cap Value	0.95%	0.8000%	1.15%
Goldman Sachs Mid-Cap Growth	1.00%	0.8810%	1.35%
Neuberger Berman Mid-Cap Growth	0.90%	0.8883%	1.25%
Neuberger Berman Mid-Cap Value	0.90%	0.8845%	1.25%
Alger All-Cap Growth	0.95%	0.9500%	1.45%
Gabelli All-Cap Value	0.95%	0.9500%	1.45%
T. Rowe Price Natural Resources	0.90%	0.9000%	1.35%
Alliance Growth	0.90%	0.8700%	1.45%
MFS Growth	0.90%	0.8716%	1.35%
Marsico Capital Growth	0.90%	0.8732%	1.35%
Goldman Sachs Concentrated Growth	0.90%	0.8309%	1.35%
DeAM Large-Cap Value	0.85%	0.7500%	0.99%
Hotchkis & Wiley Large-Cap Value	0.75%	0.7171%	1.20%
Alliance/Bernstein Growth + Value	0.90%	0.9000%	1.35%
Sanford Bernstein Core Value	0.75%	0.7500%	1.25%
Cohen & Steers Realty	1.00%	0.8893%	1.45%
Sanford Bernstein Managed Index 500	0.60%	0.6000%	0.80%
American Century Income & Growth	0.75%	0.7500%	1.25%
Alliance Growth and Income	0.75%	0.7254%	1.25%
DeAM Global Allocation	0.10%	0.1000%	0.35%
American Century Strategic Balanced	0.85%	0.8157%	1.25%
T. Rowe Price Asset Allocation	0.85%	0.8021%	1.25%
T. Rowe Price Global Bond	0.80%	0.8000%	1.75%
Goldman Sachs High Yield	0.75%	0.7500%	1.15%
Lord Abbett Bond-Debenture	0.80%	0.7506%	1.20%
PIMCO Total Return Bond	0.65%	0.6226%	1.05%
PIMCO Limited Maturity Bond	0.65%	0.6221%	1.05%
Money Market	0.50%	0.4500%	0.65%

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

The advisory fee for JPMorgan International Equity reduces to a rate of 0.85% for average daily net assets in excess of $75 million, and Neuberger Berman Mid-Cap Growth, Neuberger Berman Mid-Cap Value and Alliance Growth reduce to a rate of 0.85% for average daily net assets in excess of $1 billion. Effective June 1, 2004, the Investment Manager has voluntarily agreed to reduce the advisory fee for Neuberger Berman Mid-Cap Value to a rate of 0.80% for average daily net assets in excess of $1 billion, and reduce Alger All-Cap Growth and Gabelli All-Cap Value to a rate of 0.90% for average daily net assets in excess of $500 million.

During the year ended December 31, 2004, the Investment Manager has voluntarily agreed to waive a portion of its advisory fees equal to an annual rate of 0.05% of the average daily net assets in excess of $1 billion of each of the portfolios other than the waivers disclosed below:

	YEAR ENDED DECEMBER 31, 2004 (% OF THE AVERAGE DAILY NET ASSETS)
	UP TO $1 BILLION	OVER $1 BILLION
William Blair International Growth	0.10%	0.15%
LSV International Value	0.15%	0.20%
DeAM Small-Cap Growth	0.15%	0.20%
DeAM Small-Cap Value	0.15%	0.15%
Goldman Sachs Concentrated Growth	0.07%	0.05%
DeAM Large-Cap Value	0.10%	0.10%
Money Market	0.05%	0.05%

	JANUARY 1 THROUGH MAY 31, 2004 (% OF THE AVERAGE DAILY NET ASSETS)	JUNE 1 THROUGH DECEMBER 31, 2004 (% OF THE AVERAGE DAILY NET ASSETS)
		UP TO $1 BILLION	OVER $1 BILLION
Goldman Sachs Mid-Cap Growth	0.10%	0.13%	0.18%
Neuberger Berman Mid-Cap Growth	0.05% over $1 billion	0.02%	0.07%
Alliance Growth	0.05% over $1 billion	0.05%	0.10%
MFS Growth	0.05% over $1 billion	0.05%	0.10%
Marsico Capital Growth	0.05% over $1 billion	0.03%	0.03%
Cohen & Steers Realty	0.05% over $1 billion	0.18%	0.23%
American Century Strategic Balanced	0.05% over $1 billion	0.06%	0.11%
T. Rowe Price Asset Allocation	0.05% over $1 billion	0.08%	0.13%
Lord Abbett Bond-Debenture	0.05% over $1 billion	0.08%	0.13%
PIMCO Limited Maturity Bond	0.05% over $1 billion	0.05%	0.10%

	JANUARY 1 THROUGH APRIL 30, 2004 (% OF THE AVERAGE DAILY NET ASSETS)	MAY 1 THROUGH DECEMBER 31, 2004 (% OF THE AVERAGE DAILY NET ASSETS)
		UP TO $1 BILLION	OVER $1 BILLION
Hotchkis & Wiley Large Cap Value	0.05% over $1 billion	0.05%	0.10%

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Until November 18, 2004, the Trust utilized a Distribution Plan (the “Plan”) under Rule 12b-1 of the Investment Company Act of 1940. The Plan permitted American Skandia Marketing, Incorporated (“ASMI”) to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which were invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to ASMI for “introducing” transactions to the clearing broker. In turn, ASMI used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as “Distribution Fees” and a corresponding reduction “Fees Paid Indirectly”. Net expenses of the Portfolios are unaffected by these commissions. For the year ended December 31, 2004, commissions received by ASMI totaled $4,342,553.

The Trust excluding DeAM Global Allocation Portfolio has entered into an agreement with American Skandia Life Assurance Corporation (“ASLAC”) pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

4. PORTFOLIO SECURITIES TRANSACTIONS

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2004 were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES
JPMorgan International Equity	$287,670,192	$330,036,585
William Blair International Growth	1,147,836,084	870,683,402
LSV International Value	401,281,604	402,757,543
MFS Global Equity	95,247,414	56,832,049
State Street Research Small-Cap Growth	604,875,815	684,504,218
DeAM Small-Cap Growth	498,629,904	586,179,978
Federated Aggressive Growth	307,101,176	193,630,600
Goldman Sachs Small-Cap Value	191,292,846	269,726,361
Small-Cap Value	1,071,107,970	966,398,046
DeAM Small-Cap Value	184,040,906	135,680,787

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

	COST OF PURCHASES	PROCEEDS FROM SALES
Goldman Sachs Mid-Cap Growth	$205,709,122	$111,925,073
Neuberger Berman Mid-Cap Growth	317,448,449	339,728,368
Neuberger Berman Mid-Cap Value	824,069,454	758,864,005
Alger All-Cap Growth	614,473,458	708,240,645
Gabelli All-Cap Value	48,263,964	47,148,470
T. Rowe Price Natural Resources	128,369,784	114,141,305
Alliance Growth	245,868,543	237,860,493
MFS Growth	1,092,783,712	1,177,040,435
Marsico Capital Growth	1,692,095,554	1,310,779,145
Goldman Sachs Concentrated Growth	179,653,845	427,290,563
DeAM Large-Cap Value	308,851,204	274,818,323
Hotchkis & Wiley Large-Cap Value	742,855,192	827,017,709
Alliance/Bernstein Growth + Value	31,104,359	24,980,550
Sanford Bernstein Core Value	138,456,803	73,967,958
Cohen & Steers Realty	132,397,521	100,269,637
Sanford Bernstein Managed Index 500	223,016,652	240,935,747
American Century Income & Growth	376,770,341	378,844,602
Alliance Growth and Income	1,183,947,179	955,353,868
DeAM Global Allocation	224,545,461	278,760,244
American Century Strategic Balanced	208,225,599	198,960,161
T. Rowe Price Asset Allocation	179,771,413	143,877,287
T. Rowe Price Global Bond	133,920,429	94,885,473
Goldman Sachs High Yield	464,174,453	573,737,370
Lord Abbett Bond-Debenture	324,756,130	155,312,218
PIMCO Total Return Bond	250,121,965	263,513,570
PIMCO Limited Maturity Bond	166,944,986	136,976,138

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

Written options transactions, during the year ended December 31, 2004, were as follows:

	PIMCO TOTAL RETURN BOND		PIMCO LIMITED MATURITY
	NUMBER OF CONTRACTS/ SWAP NOTIONAL AMOUNT $(000)	PREMIUM	NUMBER OF CONTRACTS/ SWAP NOTIONAL AMOUNT $(000)	PREMIUM
Balance at beginning of period	257,792	$8,096,548	101,400	$929,078
Written options	8,615	4,416,339	112	59,080
Written swap options	11,400	60,486	—	—
Expired options	(71,874)	(5,427,581)	(112)	(59,080)
Expired swap options	(52,200)	(1,467,072)	—	—
Closed options	(84)	(76,623)	—	—
Closed swap options	(40,830)	(1,368,908)	—	—

Balance at end of period	112,819	$4,233,189	101,400	$929,078

At December 31, 2004, PIMCO Total Return Bond and PIMCO Limited Maturity had sufficient cash and/or securities at least equal to the value of written options.

5. TAX AND DISTRIBUTION INFORMATION

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such determinations may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains or loss. Permanent differences in the recognition of earnings are reclassified between undistributed net investment income and accumulated net realized gain or loss or to additional paid-in capital, as appropriate. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

investment income, accumulated net realized gain or loss on investments and paid-in capital. For the year ended December 31, 2004 the adjustments were as follows:

PORTFOLIO	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN OR LOSS	PAIN-IN CAPITAL
JPMorgan International Equity(c)	$148,942	$(148,942)	$—
William Blair International Growth(c)(g)(i)(j)(k)(l)(m)	2,477,392	(103,260,917)	100,783,525
LSV International Value(c)(g)(i)	1,051,823	(1,319,461)	267,638
MFS Global Equity(c)	(34,310)	34,310	—
State Street Research Small-Cap Growth(a)(h)	2,251,759	23,570	(2,275,329)
DeAM Small-Cap Growth(a)(h)	2,170,658	181,017	(2,351,675)
Federated Aggressive Growth(a)(c)(g)(h)	1,609,280	(1,609,280)	—
Goldman Sachs Small-Cap Value(h)(i)	(1,099,861)	1,346,605	(246,744)
Small-Cap Value(h)	(941,290)	941,290	—
DeAM Small-Cap Value(h)(i)	(201,777)	201,560	217
Goldman Sachs Mid-Cap Growth(a)	1,012,788	—	(1,012,788)
Neuberger Berman Mid-Cap Growth(a)(i)	2,545,129	—	(2,545,129)
Alger All-Cap Growth(a)	1,240,153	—	(1,240,153)
Gabelli All-Cap Value(c)	(313)	313	—
T. Rowe Price Natural Resources(c)(h)	(243,243)	243,243	—
Alliance Growth(a)	165,250	—	(165,250)
MFS Growth(c)	5,266	(5,266)	—
Marsico Capital Growth(a)(c)(i)	532,346	327,163	(859,509)
Goldman Sachs Concentrated Growth(k)(l)	(770)	(213,736)	214,506
DeAM Large-Cap Value(h)	(66,645)	66,645	—
Hotchkis & Wiley Large-Cap Value(c)(h)	(437,463)	437,463	—
Cohen & Steers Realty(c)(h)	(9,945,701)	9,945,701	—
Sanford Bernstein Managed Index 500(h)	(62,505)	62,505	—
American Century Income & Growth(c)(h)(j)(k)(l)	(104,129)	(33,258,688)	33,362,817
DeAM Global Allocation(i)(n)	2,249,498	(2,248,145)	(1,353)
American Century Strategic Balanced(c)(d)	51,692	(51,692)	—
T. Rowe Price Asset Allocation(c)(d)(g)(h)(i)	564,064	(564,201)	137
T. Rowe Price Global Bond(c)(d)(i)	2,534,803	(2,761,805)	227,002

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN OR LOSS	PAIN-IN CAPITAL
Goldman Sachs High Yield(c)	(3,546,862)	3,546,862	—
Lord Abbett Bond-Debenture(d)	128,160	(128,160)	—
PIMCO Total Return Bond(c)(d)(f)(k)(l)	17,732,454	(17,977,403)	244,949
PIMCO Limited Maturity Bond(c)(d)(f)(i)	2,119,901	(2,185,355)	65,454
Money Market(b)	1,347	—	(1,347)

(a)	Reclassification of tax operating loss.
(b)	Reclassification of overdistribution of ordinary income.
(c)	Reclassification of net foreign currency exchange gain or loss.
(d)	Reclassification of paydown gain and loss.
(e)	Reclassification of bifurcation on the sale of foreign bonds.
(f)	Reclassification of swap income.
(g)	Reclassification of book to tax differences on Passive Foreign Investment Companies.
(h)	Reclassification of book to tax differences on Real Estate Investment Trusts.
(i)	Reclassification due to other adjustments.
(j)	Reclassification of capital loss carryover from merger.
(k)	Reclassification of deferred directors compensation from merger.
(l)	Reclassification of disallowed wash sales from merger.
(m)	Reclassification of Passive Foreign Investment Company mark-to-market from merger.
(n)	Reclassification of short-term capital gains to ordinary income.

For the year ended December 31, 2004, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
JPMorgan International Equity	$3,597,872	$—	$3,597,872
William Blair International Growth	7,604,485	—	7,604,485
LSV International Value	2,339,322	—	2,339,322
MFS Global Equity	221,874	—	221,874
Federated Aggressive Growth	4,045,919	—	4,045,919
Goldman Sachs Small-Cap Value	696,491	4,161,394	4,857,885
Small-Cap Value	42,814	—	42,814
DeAM Small-Cap Value	1,486,307	1,564,069	3,050,376

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Neuberger Berman Mid-Cap Value	1,190,224	26,886,646	28,076,870
Gabelli All-Cap Value	512,677	—	512,677
T. Rowe Price Natural Resources	1,843,388	—	1,843,388
DeAM Large-Cap Value	1,225,279	—	1,225,279
Hotchkis & Wiley Large-Cap Value	9,262,013	—	9,262,013
Alliance/Bernstein Growth + Value	229,760	—	229,760
Sanford Bernstein Core Value	8,247,305	—	8,247,305
Cohen & Steers Realty	7,684,744	4,721,132	12,405,876
Sanford Bernstein Managed Index 500	4,631,826	—	4,631,826
American Century Income & Growth	3,630,621	—	3,630,621
Alliance Growth and Income	13,715,428	—	13,715,428
DeAM Global Allocation	2,868,023	—	2,868,023
American Century Strategic Balanced	3,257,861	—	3,257,861
T. Rowe Price Asset Allocation	5,760,759	—	5,760,759
T. Rowe Price Global Bond	16,891,538	1,509,137	18,400,675
Goldman Sachs High Yield	58,039,833	—	58,039,833
Lord Abbett Bond-Debenture	13,892,148	—	13,892,148
PIMCO Total Return Bond	85,249,707	15,173,281	100,422,988
PIMCO Limited Maturity Bond	35,683,588	5,348,710	41,032,298
Money Market	16,221,849	—	16,221,849

For the year ended December 31, 2003, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
JPMorgan International Equity	$2,687,610	$—	$2,687,610
LSV International Value	787,176	—	787,176
MFS Global Equity	121,731	—	121,731
Goldman Sachs Small-Cap Value	2,448,006	—	2,448,006
Small-Cap Value	998,184	—	998,184
DeAM Small-Cap Value	20,010	—	20,010
Neuberger Berman Mid-Cap Value	1,718,079	—	1,718,079

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Gabelli All-Cap Value	880,134	—	880,134
T. Rowe Price Natural Resources	1,610,638	2,249,299	3,859,937
Goldman Sachs Concentrated Growth	3,836,920	—	3,836,920
DeAM Large-Cap Value	898,632	—	898,632
Hotchkis & Wiley Large-Cap Value	15,175,707	—	15,175,707
Alliance/Bernstein Growth + Value	201,627	—	201,627
Sanford Bernstein Core Value	1,344,832	—	1,344,832
Cohen & Steers Realty	6,935,947	4,037,564	10,973,511
Sanford Bernstein Managed Index 500	5,460,558	—	5,460,558
American Century Income & Growth	3,198,975	—	3,198,975
Alliance Growth and Income	15,225,927	—	15,225,927
DeAM Global Allocation	3,336,217	—	3,336,217
American Century Strategic Balanced	4,190,899	—	4,190,899
T. Rowe Price Asset Allocation	7,112,841	—	7,112,841
T. Rowe Price Global Bond	7,341,835	393,861	7,735,696
Goldman Sachs High Yield	48,256,122	—	48,256,122
Lord Abbett Bond-Debenture	6,806,378	—	6,806,378
PIMCO Total Return Bond	125,943,541	40,010,460	165,954,001
PIMCO Limited Maturity Bond	33,374,842	4,751,365	38,126,207
Money Market	15,785,832	—	15,785,832

The tax character of distributable earnings at December 31, 2004 was:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
JP Morgan International Equity	$4,437,202	$—
William Blair International Growth	14,181,104	—
LSV International Value	2,852,382	—
MFS Global Equity	461,319	—
Federated Aggressive Growth	18,518,250	11,034,745
Goldman Sachs Small-Cap Value	10,502,160	41,411,910
Small-Cap Value	17,304,347	196,537,368

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
DeAM Small-Cap Value	6,820,040	2,685,750
Neuberger Berman Mid-Cap Value	71,192,660	117,238,620
Gabelli All-Cap Value	746,664	—
T. Rowe Price Natural Resources	1,741,601	19,787,244
MFS Growth	59,767	—
Goldman Sachs Concentrated Growth	4,445,171	—
DeAM Large-Cap Value	1,868,041	—
Hotchkis & Wiley Large-Cap Value	5,779,623	—
Alliance/Bernstein Growth + Value	456,085	—
Sanford Bernstein Core Value	5,096,098	5,160,571
Cohen & Steers Realty	7,423,269	27,914,051
Sanford Bernstein Managed Index 500	6,896,193	—
American Century Income & Growth	7,184,462	—
Alliance Growth and Income	26,811,111	—
DeAM Global Allocation	7,424,965	—
American Century Strategic Balanced	3,659,041	—
T. Rowe Price Asset Allocation	8,879,620	2,605,257
T. Rowe Price Global Bond	14,171,304	271,889
Goldman Sachs High Yield	49,411,104	—
Lord Abbett Bond-Debenture	22,671,957	3,192,803
PIMCO Total Return Bond	93,816,996	29,905,832
PIMCO Limited Maturity Bond	18,086,112	6,894,871

These amounts differ from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences. Such timing differences include tax adjustments on Real Estate Investment Trusts, Passive Foreign Investment Companies, foreign exchange contracts, deferred compensation and deferred losses on wash sales and straddles.

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

At December 31, 2004, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains:

	EXPIRATION DECEMBER 31,
PORTFOLIO	TOTAL(A)	2007	2008	2009	2010	2011	2012
JPMorgan International Equity	$120,488,699	$—	$—	$33,661,765	$76,213,067	$10,613,867	$—
William Blair International Growth	290,071,424	32,777,655	31,207,105	49,141,273	132,003,291	44,942,100	—
LSV International Value	125,352,964	—	3,643,047	107,473,503	14,236,414	—	—
MFS Global Equity	2,683,552	—	—	—	—	2,683,552	—
State Street Research Small-Cap Growth	190,750,738	—	—	124,469,583	66,281,155	—	—
DeAM Small-Cap Growth	260,044,582	—	—	176,759,403	83,285,179	—	—
Goldman Sachs Mid-Cap Growth	68,597,283	—	—	42,654,750	25,942,533	—	—
Neuberger Berman Mid- Cap Growth	373,728,413	—	—	250,206,155	122,095,636	1,426,622	—
Alger All-Cap Growth	392,409,864	—	12,145,781	208,714,661	171,549,422	—	—
Gabelli All-Cap Value	23,634,292	—	—	—	18,685,440	4,948,852	—
Alliance Growth	263,976,123	—	—	134,760,953	95,931,726	31,458,198	1,825,246
MFS Growth	426,177,505	—	—	227,753,394	198,424,111	—	—
Marsico Capital Growth	286,152,317	—	—	151,632,671	134,519,646	—	—
Goldman Sachs
Concentrated Growth	911,061,881	—	113,078,776	465,068,305	179,588,458	153,326,342	—
DeAM Large-Cap Value	1,328,484	—	—	—	—	1,328,484	—
Hotchkis & Wiley
Large-Cap Value	54,378,701	—	—	—	54,378,701	—	—
Alliance/Bernstein
Growth + Value	3,705,536	—	—	—	2,514,238	1,191,298	—
Sanford Bernstein
Managed Index 500	154,475,129	—	—	54,895,895	69,268,601	30,310,633	—
American Century
Income & Growth	84,973,518	—	6,181,763	27,940,814	34,446,133	16,404,808	—
Alliance Growth and Income	263,266,046	—	—	—	201,742,522	61,523,524	—

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

	EXPIRATION DECEMBER 31,
PORTFOLIO	TOTAL(A)	2007	2008	2009	2010	2011	2012
DeAM Global Allocation	90,862,127	—	2,111,164	35,338,513	48,177,607	5,234,843	—
American Century Strategic Balanced	6,643,762	—	—	—	4,057,905	2,585,857	—
Goldman Sachs High Yield	202,014,666	—	15,283,720	61,793,618	87,452,429	37,484,899	—
Money Market	26,493	—	—	—	—	—	26,493

(a)	It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The following Portfolios expect to elect to treat post-October losses incurred in the period November 1, 2004 through December 31, 2004 as having occurred on January 1, 2005.

	POST OCTOBER LOSSES
PORTFOLIO	CURRENCY	CAPITAL
Federated Aggressive Growth	$30,048	$—
Gabelli All-Cap Value	602	—
T. Rowe Price Natural Resources	5,238	—
Alliance Growth	—	253,026
Cohen & Steers Realty	948	—
Goldman Sachs High Yield	4,530,584	—
PIMCO Total Return Bond	—	3,484,365
PIMCO Limited Maturity Bond	—	2,218,503
Money Market	—	13,335

At December 31, 2004, the cost and unrealized appreciation or depreciation in value of the investments for federal income tax purposes, were as follows:

PORTFOLIO	TAX BASIS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES
JPMorgan International
Equity	$288,729,307	$59,003,726	$(5,183,753)	$53,819,973	$(7,559)
William Blair International
Growth	1,080,284,487	249,564,880	(1,136,651)	248,428,229	(18,941)
LSV International Value	177,986,375	11,404,599	(1,542,254)	9,862,345	(3,028)
MFS Global Equity	137,067,582	30,242,184	(1,030,043)	29,212,141	(877)

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	TAX BASIS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES
State Street Research Small-Cap Growth	250,265,416	30,232,448	(3,515,896)	26,716,552	(7,944)
DeAM Small-Cap Growth	343,413,715	58,758,179	(11,319,568)	47,438,611	(180,081)
Federated Aggressive Growth	319,779,791	76,730,748	(10,520,903)	66,209,845	(30,596)
Goldman Sachs Small-Cap Value	278,579,970	78,144,948	(6,882,315)	71,262,633	(5,294)
Small-Cap Value	971,817,120	55,200,510	(11,640,319)	43,560,191	(7,958)
DeAM Small-Cap Value	104,894,101	10,654,579	(605,318)	10,049,261	(196,006)
Goldman Sachs Mid-Cap Growth	333,830,823	45,494,212	(4,211,365)	41,282,847	(999)
Neuberger Berman Mid-Cap Growth	355,167,080	108,305,277	(2,022,977)	106,282,300	(7,191)
Neuberger Berman Mid-Cap Value	1,493,036,788	224,160,076	(4,437,795)	219,722,281	(14,213)
Alger All-Cap Growth	347,827,849	44,448,397	(3,325,131)	41,123,266	(6,968)
Gabelli All-Cap Value	190,450,752	45,622,649	(5,821,211)	39,801,438	(2,312)
T. Rowe Price Natural Resources	223,921,965	49,170,991	(233,210)	48,937,781	(7,953)
Alliance Growth	263,809,088	34,695,514	(6,025,335)	28,670,179	(258,616)
MFS Growth	579,702,770	49,935,399	(13,313,799)	36,621,600	(9,444)
Marsico Capital Growth	2,097,269,972	629,734,923	(2,722,311)	627,012,612	(22,587)
Goldman Sachs Concentrated Growth	1,007,627,578	180,133,555	(60,184,249)	119,949,306	(42,540)
DeAM Large-Cap Value	202,306,404	21,839,921	(900,197)	20,939,724	(141,857)
Hotchkis & Wiley Large-Cap Value	741,650,613	81,928,100	(4,960,408)	76,967,692	(14,662)
Alliance/Bernstein Growth + Value	79,991,368	12,895,703	(1,573,136)	11,322,567	(436)
Sanford Bernstein Core Value	285,389,219	51,199,217	(2,600,624)	48,598,593	(1,795)
Cohen & Steers Realty	360,115,961	119,004,440	(114,676)	118,889,764	(3,687)
Sanford Bernstein Managed Index 500	546,887,858	97,876,285	(27,737,064)	70,139,221	(9,337)
American Century Income & Growth	640,043,883	46,300,106	(25,723,869)	20,576,237	(79,933)
Alliance Growth and Income	2,071,139,354	343,112,690	(23,478,834)	319,633,856	(24,865)

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	TAX BASIS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES
DeAM Global Allocation	210,779,758	17,140,509	—	17,140,509	(6,805)
American Century Strategic Balanced	266,337,334	18,541,779	(3,288,431)	15,253,348	(29,942)
T. Rowe Price Asset Allocation	443,047,062	62,346,170	(7,347,234)	54,998,936	(5,080)
T. Rowe Price Global Bond	246,872,390	23,236,959	(368,119)	22,868,840	92,403
Goldman Sachs High Yield	736,873,706	58,978,062	(8,200,267)	50,777,795	(818,776)
Lord Abbett Bond-Debenture	554,974,778	22,337,456	(2,929,560)	19,407,896	(1,822)
PIMCO Total Return Bond	2,727,549,700	24,212,695	(8,791,630)	15,421,065	(3,942,943)
PIMCO Limited Maturity Bond	893,776,824	6,781,099	(3,366,160)	3,414,939	(2,505,531)
Money Market	1,355,759,723	—	—	—	(58,382)

The differences between book and tax basis of investments are primarily attributable to deferred losses on wash sales and straddles, as well as tax adjustments on investments in Passive Foreign Investment Companies, Real Estate Investments Trusts, foreign exchange contracts, and other temporary differences.

6. LINE OF CREDIT

The Portfolios and other affiliated funds participated in a $200 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. The expiration date of the line of credit was April 30, 2004. On May 1, 2004, a new line of credit of $250 million was provided by PNC Bank and the expiration date of the new credit agreement was October 29, 2004. Effective October 29, 2004, a new line of credit was increased to $500 million, and the commitment fee is reduced to 0.075%. The expiration date of the new credit agreement is October 28, 2005. The following Portfolios utilized the line of credit during the year ended December 31, 2004.

PORTFOLIO	AVERAGE ADVANCES OUTSTANDING DURING THE PERIOD	AVERAGE INTEREST RATE	NUMBER OF DAYS ADVANCES OUTSTANDING DURING THE PERIOD	OUTSTANDING BORROWINGS AT DECEMBER 31, 2004
JPMorgan International Equity	$2,287,500	1.543%	8	—
LSV International Value	5,300,000	2.504%	6	—
MFS Global Equity	2,066,667	1.563%	3	—
State Street Research Small-Cap Growth	3,463,636	1.889%	11	—

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

PORTFOLIO	AVERAGE ADVANCES OUTSTANDING DURING THE PERIOD	AVERAGE INTEREST RATE	NUMBER OF DAYS ADVANCES OUTSTANDING DURING THE PERIOD	OUTSTANDING BORROWINGS AT DECEMBER 31, 2004
DeAM Small-Cap Growth	$3,585,714	1.524%	7	—
Federated Aggressive Growth	3,506,897	1.526%	29	—
Goldman Sachs Mid-Cap Growth	1,116,667	1.649%	6	—
Neuberger Berman Mid-Cap Growth	2,525,926	1.515%	27	—
Neuberger Berman Mid-Cap Value	3,800,000	1.500%	2	—
Alger All-Cap Growth	4,183,673	1.704%	49	—
Gabelli All-Cap Value	1,996,774	1.834%	31	—
T. Rowe Price Natural Resources	3,681,481	1.751%	27	—
Alliance Growth	1,290,411	1.983%	73	—
MFS Growth	3,000,000	1.563%	3	—
Goldman Sachs Concentrated Growth	2,702,778	1.643%	18	—
Hotchkis & Wiley Large-Cap Value	2,159,091	1.549%	22	—
Sanford Bernstein Core Value	3,550,000	1.523%	18	—
Cohen & Steers Realty	5,453,333	1.516%	15	—
Sanford Bernstein Managed Index 500	4,923,684	1.810%	38	—
American Century Income & Growth	2,807,692	1.610%	13	—
Alliance Growth and Income	7,020,000	1.512%	5	—
Goldman Sachs High Yield	15,984,615	1.515%	39	—
Lord Abbett Bond-Debenture	4,800,000	1.500%	6	—
PIMCO Total Return Bond	46,000,000	2.000%	1	—

7. REORGANIZATION

On November 19, 2003, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolios and the assumption of the liabilities of the portfolios.

Shareholders approved the Plan at a meeting on April 27, 2004 and the reorganization took place on May 1, 2004.

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2004

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED FUNDS	SHARES	ACQUIRING FUNDS	SHARES	VALUE
AST American Century International Growth	30,735,036	AST William Blair International Growth	35,850,785	$371,141,306
AST DeAM Large-Cap Growth	4,193,423	AST Goldman Sachs Concentrated Growth	2,089,499	42,536,344
AST MFS Growth with Income	13,118,199	AST American Century Income & Growth	9,098,089	108,397,180
AST DeAM Bond	11,602,687	AST PIMCO Total Return Bond	9,825,426	112,868,287

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Funds immediately before the acquisitions and the future utilization of the acquired capital loss carryforwards from the merged funds were as follows:

MERGED FUNDS	TOTAL NET ASSETS	UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS*
AST American Century International Growth	$371,141,306	$38,629,432	$273,879,330
AST DeAM Large-Cap Growth	42,536,344	748,131	—
AST MFS Growth with Income	108,397,180	4,953,701	28,897,863
AST DeAM Bond	112,868,287	(833,488)	—

ACQUIRING FUNDS
AST William Blair International Growth	$747,572,780
AST Goldman Sachs Concentrated Growth	1,029,307,448
AST American Century Income & Growth	308,408,872
AST PIMCO Total Return Bond	2,097,077,107

*	The future utilization of the acquired capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

8. OWNERSHIP

As of December 31, 2004, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation (“ASLAC”) on behalf of the owners of the variable insurance products issued by ASLAC.

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AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED & UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS
AST JPMorgan International Equity	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$15.81 12.22 15.07 22.03 34.23	$0.22 0.14 0.10 0.08 0.22		$2.46 3.56 (2.87 (4.75 (8.09	) ) )	$2.68 3.70 (2.77 (4.67 (7.87	) ) )
AST William Blair International Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$10.44 7.46 10.39 18.72 25.10	$0.06 0.06 0.11 0.12 (0.04)		$1.62 3.04 (2.71 (3.73 (6.03	) ) )	$1.68 2.98 (2.60 (3.61 (6.07	) ) )
AST LSV International Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$11.15 8.38 10.10 14.91 24.63	$0.13 0.11 0.06 (0.01 (0.07	) )	$2.19 2.71 (1.78 (4.80 (5.10	) ) )	$2.32 2.82 (1.72 (4.81 (5.17	) ) )
AST MFS Global Equity	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$10.25 8.08 9.21 10.23 11.03	$0.04 0.02 0.02 — 0.01		$1.84 2.17 (1.15 (1.02 (0.79	) ) )	$1.88 2.19 (1.13 (1.02 (0.78	) ) )
AST State Street Research Small-Cap Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$15.12 10.41 15.87 20.30 42.61	$(0.14 (0.09 (0.13 (0.07 (0.22	) ) ) ) )	$(0.91 4.80 (5.33 (1.27 (18.08	) ) ) )	$(1.05 4.71 (5.46 (1.34 (18.30	) ) ) )

LESS DISTRIBUTIONS
PORTFOLIO	FROM NET INVESTMENT INCOME			FROM NET REALIZED GAINS			TOTAL DISTRIBUTIONS
AST JPMorgan International Equity		$(0.18 (0.11 (0.08 (0.03 (0.07	) ) ) ) )	$	— — — (2.26 (4.26	) )		$(0.18 (0.11 (0.08 (2.29 (4.33	) ) ) ) )
AST William Blair International Growth		$(0.11 — (0.33 (0.82 (0.13	) ) ) )	$	— — — (3.90 (0.18	) )		$(0.11 — (0.33 (4.72 (0.31	) ) ) )
AST LSV International Value		$(0.16 (0.05 — — —	) )	$	— — — — (4.55)			$(0.16 (0.05 — — (4.55	) ) )
AST MFS Global Equity		$(0.02 (0.02 — — (0.01	) ) )	$	— — — — (0.01)			$(0.02 (0.02 — — (0.02	) ) )
AST State Street Research Small-Cap Growth	$	— — — — —		$	— — — (3.09 (4.01	) )	$	— — — (3.09 (4.01	) )

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSET VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000'S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(1)
$18.31 15.81 12.22 15.07 22.03	17.11 30.60 (18.42 (22.75 (26.53	% % )% )% )%	$379,560 339,039 316,192 444,271 637,131	91 50 50 162 86	% % % % %	1.13 1.14 1.21 1.09 1.16	% % % % %	1.13 1.14 1.21 1.14 1.16	% % % % %	1.34 1.02 0.84 0.45 0.63	% % % % %
$12.01 10.44 7.46 10.39 18.72	16.15 39.95 (25.67 (23.55 (24.62	% % )% )% )%	$1,342,879 641,549 318,832 587,377 1,094,019	94 88 94 74 75	% % % % %	1.15 1.24 1.32 1.24 1.18	% % % % %	1.26 1.34 1.32 1.24 1.19	% % % % %	0.31 0.46 0.41 0.64 (0.02	% % % % )%
$13.31 11.15 8.38 10.10 14.91	21.04 33.91 (17.03 (32.21 (30.28	% % )% )% )%	$193,667 172,059 129,004 154,991 276,037	242 138 354 712 514	% % % % %	1.22 1.12 1.34 1.66 1.34	% % % % %	1.37 1.27 1.44 1.60 1.38	% % % % %	1.08 1.22 0.59 (0.07 (0.44	% % % )% )%
$12.11 10.25 8.08 9.21 10.23	18.39 27.14 (12.26 (9.97 (7.19	% % )% )% )%	$166,319 102,938 60,167 55,882 29,514	48 54 74 89 100	% % % % %	1.35 1.40 1.41 1.50 1.56	% % % % %	1.35 1.40 1.41 1.40 1.87	% % % % %	0.41 0.32 0.25 0.02 0.08	% % % % %
$14.07 15.12 10.41 15.87 20.30	(6.94 45.24 (34.41 (6.47 (48.16	)% % )% )% )%	$226,131 338,191 254,026 494,900 592,038	237 107 123 136 85	% % % % %	1.16 1.20 1.23 1.16 1.07	% % % % %	1.16 1.20 1.23 1.16 1.07	% % % % %	(0.87 (0.65 (0.74 (0.51 (0.54	)% )% )% )% )%

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

				INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED & UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS
AST DeAM Small-Cap Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$7.63 5.17 7.03 11.72 15.59	$(0.06 (0.01 (0.01 (0.05 (0.08	) ) ) ) )	$0.78 2.47 (1.85 (2.95 (2.90	) ) )	$0.72 2.46 (1.86 (3.00 (2.98	) ) )
AST Federated Aggressive Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	(4)	$8.61 5.09 7.22 9.10 10.00	$(0.07 (0.05 (0.04 (0.03 0.01	) ) ) )	$2.03 3.57 (2.05 (1.85 (0.91	) ) )	$1.96 3.52 (2.09 (1.88 (0.90	) ) )
AST Goldman Sachs Small-Cap Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$18.12 12.96 15.55 14.55 10.87	$0.11 0.08 0.11 0.08 0.01		$3.50 5.19 (1.21 1.34 3.67)		$3.61 5.27 (1.10 1.42 3.68)
AST Small-Cap Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$15.70 11.59 13.07 13.02 11.39	$0.02 0.01 0.03 0.04 0.10		$2.56 4.13 (1.23 0.84 2.23)		$2.58 4.14 (1.20 0.88 2.33)
AST DeAM Small-Cap Value	12/31/04 12/31/03 12/31/02	(6)	$11.10 7.75 10.00	$0.03 0.03 0.02		$2.31 3.33 (2.27)		$2.34 3.36 (2.25)
AST Goldman Sachs Mid-Cap Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	(3)	$3.79 2.88 3.97 6.64 10.00	$(0.02 (0.01 (0.02 (0.03 0.01	) ) ) )	$0.64 0.92 (1.07 (2.64 (3.37	) ) )	$0.62 0.91 (1.09 (2.67 (3.36	) ) )

LESS DISTRIBUTIONS
PORTFOLIO	FROM NET INVESTMENT INCOME			FROM NET REALIZED GAINS			TOTAL DISTRIBUTIONS
AST DeAM Small-Cap Growth	$	— — — — —		$	— — — (1.69 (0.89	) )	$	— — — (1.69 (0.89	) )
AST Federated Aggressive Growth	$	— — — — —	+		$(0.16 — (0.04 — —	) )		$(0.16 — (0.04 — —	) ) +
AST Goldman Sachs Small-Cap Value		$(0.04 (0.11 (0.06 — —	) ) )		$(0.24 — (1.43 (0.42 —	) ) )		$(0.28 (0.11 (1.49 (0.42 —	) ) ) )
AST Small-Cap Value	$	— (0.03 (0.06 (0.07 (0.07	) ) ) )	$	— — (0.22 (0.76 (0.63	) ) )	$	— (0.03 (0.28 (0.83 (0.70	) ) ) )
AST DeAM Small-Cap Value		$(0.02 (0.01 —	) )		$(0.57 — —)			$(0.59 (0.01 —	) )
AST Goldman Sachs Mid-Cap Growth	$	— — — — —	+	$	— — — — —		$	— — — — —	+
(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSET VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000'S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(1)
$8.35 7.63 5.17 7.03 11.72	9.44 47.58 (26.46 (28.43 (20.95	% % )% )% )%	$340,809 403,430 293,297 537,324 791,839	145 185 132 196 136	% % % % %	1.02 1.02 1.00 1.16 1.11	% % % % %	1.17 1.17 1.15 1.17 1.13	% % % % %	(0.66 (0.19 (0.12 (0.64 (0.67	)% )% )% )% )%
$10.41 8.61 5.09 7.22 9.10	23.07 69.16 (29.19 (20.61 (9.00	% % )% )% )%	$347,733 187,565 39,072 49,489 1,938	81 96 250 244 49	% % % % %	1.19 1.22 1.35 1.35 1.35	% % % % %	1.19 1.22 1.38 1.78 7.22	% % % % %	(0.88 (0.99 (1.02 (0.84 2.67	)% )% )% )% %
$21.45 18.12 12.96 15.55 14.55	20.18 41.08 (7.93 9.91 33.85	% % )% % %	$323,105 343,442 315,101 432,511 227,759	61 67 129 159 67	% % % % %	1.22 1.26 1.27 1.18 1.15	% % % % %	1.22 1.26 1.27 1.18 1.15	% % % % %	0.48 0.40 0.62 0.69 (0.13	% % % % )%
$18.28 15.70 11.59 13.07 13.02	16.44 35.78 (9.38 6.98 21.86	% % )% % %	$922,135 774,416 501,070 538,479 333,586	124 26 24 59 88	% % % % %	1.08 1.10 1.10 1.08 1.12	% % % % %	1.08 1.10 1.10 1.08 1.12	% % % % %	0.15 0.04 0.20 0.54 0.87	% % % % %
$12.85 11.10 7.75	22.11 43.46 (22.50	% % )%	$111,819 51,980 13,419	215 193 122	% % %	1.13 1.15 1.15	% % %	1.28 1.36 1.48	% % %	0.47 0.62 0.43	% % %
$4.41 3.79 2.88 3.97 6.64	16.36 31.60 (27.46 (40.17 (33.60	% % )% )% )%	$276,741 160,549 61,373 71,039 65,098	54 59 162 203 55	% % % % %	1.20 1.31 1.31 1.34 1.28	% % % % %	1.32 1.41 1.33 1.34 1.28	% % % % %	(0.48 (0.54 (0.65 (0.63 0.18	)% )% )% )% %

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED & UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS
AST Neuberger Berman Mid-Cap Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$12.26 9.39 13.65 21.63 24.03		$(0.09) (0.09) (0.13) (0.06) (0.04)		$2.06 2.96 (4.13) (5.02) (1.74)		$1.97 2.87 (4.26) (5.08) (1.78)
AST Neuberger Berman Mid-Cap Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$17.80 13.09 15.41 16.85 13.32		$0.03 0.02 0.03 0.08 0.02		$3.94 4.72 (1.56) (0.60) 3.60		$3.97 4.74 (1.53) (0.52) 3.62
AST Alger All-Cap Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00(2)	$4.96 3.66 5.70 6.84 10.00		$(0.02) (0.02) (0.04) (0.02) —		$0.44 1.32 (2.00) (1.12) (3.16)		$0.42 1.30 (2.04) (1.14) (3.16)
AST Gabelli All-Cap Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00(4)	$10.46 7.77 9.86 10.09 10.00		$0.04 0.04 0.06 0.04 0.03		$1.56 2.72 (2.09) (0.25) 0.06		$1.60 2.76 (2.03) (0.21) 0.09
AST T. Rowe Price Natural Resources	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$17.45 13.56 15.12 16.50 13.16		$0.10 0.12 0.07 0.15 0.17		$5.28 4.25 (0.85) (0.04) 3.31		$5.38 4.37 (0.78) 0.11 3.48
AST Alliance Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$8.35 6.75 9.78 15.15 18.95		$(0.01) (0.01) (0.03) (0.02) —		$0.49 1.61 (3.00) (1.93) (2.24)		$0.48 1.60 (3.03) (1.95) (2.24)

LESS DISTRIBUTIONS
PORTFOLIO			FROM NET INVESTMENT INCOME		FROM NET REALIZED GAINS		TOTAL DISTRIBUTIONS
AST Neuberger Berman Mid-Cap Growth			$	— — — — —	$	— — — (2.90) (0.62)	$	— — — (2.90) (0.62)
AST Neuberger Berman Mid-Cap Value				$(0.02) (0.03) (0.08) (0.02) (0.04)		$(0.45) — (0.71) (0.90) (0.05)		$(0.47) (0.03) (0.79) (0.92) (0.09)
AST Alger All-Cap Growth			$	— — — — —	$	— — — — —	$	— — — — —
AST Gabelli All-Cap Value				$(0.03) (0.07) (0.06) (0.01) —	$	— — — (0.01) —		$(0.03) (0.07) (0.06) (0.02) —
AST T. Rowe Price Natural Resources				$(0.20) (0.20) (0.24) (0.20) (0.14)	$	— (0.28) (0.54) (1.29) —		$(0.20) (0.48) (0.78) (1.49) (0.14)
AST Alliance Growth			$	— — — — —	$	— — — (3.42) (1.56)	$	— — — (3.42) (1.56)

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSET VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000'S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
$14.23 12.26 9.39 13.65 21.63	16.07 30.56 (31.21 (25.79 (8.07	% % )% )% )%	$400,553 360,010 287,458 518,580 719,405	90 150 104 117 121	% % % % %	1.15 1.17 1.16 1.12 1.09	% % % % %	1.16 1.17 1.16 1.12 1.09	% % % % %	(0.71 (0.83 (0.84 (0.60 (0.55	)% )% )% )% )%
$21.30 17.80 13.09 15.41 16.85	22.84 36.32 (10.56 (3.03 27.49	% % )% )% %	$1,309,786 1,027,374 760,973 1,003,034 978,649	68 70 92 221 220	% % % % %	1.09 1.15 1.16 1.22 1.24	% % % % %	1.05 1.15 1.16 1.22 1.24	% % % % %	0.17 0.15 0.20 0.55 0.19	% % % % %
$5.38 4.96 3.66 5.70 6.84	8.47 35.52 (35.79 (16.67 (31.60	% % )% )% )%	$334,430 402,505 323,286 743,059 205,079	175 159 182 150 123	% % % % %	1.38 1.40 1.29 1.20 1.24	% % % % %	1.38 1.40 1.29 1.20 1.24	% % % % %	(0.34 (0.53 (0.67 (0.37 (0.05	)% )% )% )% )%
$12.03 10.46 7.77 9.86 10.09	15.32 35.85 (20.71 (2.18 0.90	% % )% )% %	$195,382 181,874 113,557 158,886 14,165	27 30 28 68 31	% % % % %	1.21 1.20 1.19 1.20 1.45	% % % % %	1.21 1.20 1.19 1.20 1.59	% % % % %	0.40 0.41 0.63 0.89 2.71	% % % % %
$22.63 17.45 13.56 15.12 16.50	31.19 33.52 (5.53 0.70 26.79	% % )% % %	$238,089 170,860 122,686 135,550 134,644	63 43 56 36 96	% % % % %	1.17 1.17 1.16 1.08 1.14	% % % % %	1.17 1.17 1.16 1.11 1.20	% % % % %	0.49 0.77 0.54 0.85 1.13	% % % % %
$8.83 8.35 6.75 9.78 15.15	5.75 23.70 (30.98 (14.72 (13.74	% % )% )% )%	$258,135 237,056 240,490 452,984 467,362	95 63 59 106 135	% % % % %	1.14 1.16 1.13 1.13 1.16	% % % % %	1.17 1.16 1.13 1.13 1.16	% % % % %	(0.07 (0.14 (0.31 (0.22 (0.46	)% )% )% )% )%

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)			NET REALIZED & UNREALIZED GAIN (LOSS)			TOTAL FROM INVESTMENT OPERATIONS
AST MFS Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$7.30 5.94 8.27 10.56 11.30	$	— (0.01 (0.02 (0.01 0.01	) ) )		$0.78 1.37 (2.31 (2.28 (0.75	) ) )		$0.78 1.36 (2.33 (2.29 (0.74	) ) )
AST Marsico Capital Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$15.44 11.72 13.88 18.10 21.63	$	— (0.02 (0.04 (0.04 (0.01	+ ) ) ) )		$2.42 3.74 (2.12 (3.84 (3.00	) ) )		$2.42 3.72 (2.16 (3.88 (3.01	) ) )
AST Goldman Sachs Concentrated Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$20.85 16.71 23.97 35.08 55.21		$0.10 (0.05 0.06 0.13 (0.06	) )		$0.67 4.25 (7.18 (11.24 (15.55	) ) )		$0.77 4.20 (7.12 (11.11 (15.61	) ) )
AST DeAM Large-Cap Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	(4)	$9.85 7.85 9.30 9.85 10.00		$0.11 0.09 0.06 0.01 0.03			$1.67 1.98 (1.48 (0.55 (0.18	) ) )		$1.78 2.07 (1.42 (0.54 (0.15	) ) )
AST Hotchkis & Wiley Large-Cap Value	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$14.66 12.55 15.59 17.59 18.65		$0.18 0.24 0.30 0.34 0.38			$2.05 2.18 (2.96 (1.82 0.32	) )		$2.23 2.42 (2.66 (1.48 0.70	) )

LESS DISTRIBUTIONS
PORTFOLIO				FROM NET INVESTMENT INCOME			FROM NET REALIZED GAINS			TOTAL DISTRIBUTIONS
AST MFS Growth				$	— — — — —		$	— — — — —		$	— — — — —
AST Marsico Capital Growth				$	— — — — —		$	— — — (0.34 (0.52	) )	$	— — — (0.34 (0.52	) )
AST Goldman Sachs Concentrated Growth				$	— (0.06 (0.14 — (0.07	) ) )	$	— — — — (4.45)		$	— (0.06 (0.14 — (4.52	) ) )
AST DeAM Large-Cap Value					$(0.09 (0.07 (0.03 (0.01 —	) ) ) )	$	— — — — —			$(0.09 (0.07 (0.03 (0.01 —	) ) ) )
AST Hotchkis & Wiley Large-Cap Value					$(0.23 (0.31 (0.38 (0.36 (0.36	) ) ) ) )	$	— — — (0.16 (1.40	) )		$(0.23 (0.31 (0.38 (0.52 (1.76	) ) ) ) )

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSET VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000’S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
$8.08 7.30 5.94 8.27 10.56	10.69 22.90 (28.17 (21.68 (6.53	% % )% )% )%	$534,924 593,307 526,085 974,397 82,051	201 262 198 210 243	% % % % %	1.08 1.25 1.18 1.11 1.24	% % % % %	1.11 1.25 1.18 1.11 1.24	% % % % %	0.01 (0.20 (0.28 (0.12 0.08	% )% )% )% %
$17.86 15.44 11.72 13.88 18.10	15.67 31.74 (15.56 (21.71 (14.25	% % )% )% )%	$2,295,020 1,710,581 1,081,101 1,252,427 1,770,849	72 82 109 111 118	% % % % %	1.05 1.10 1.09 1.06 1.04	% % % % %	1.07 1.11 1.10 1.08 1.06	% % % % %	(0.01 (0.21 (0.29 (0.25 (0.09	)% )% )% )% )%
$21.62 20.85 16.71 23.97 35.08	3.69 25.25 (29.84 (31.67 (30.97	% % )% )% )%	$968,778 1,151,200 1,147,612 2,452,732 4,262,410	18 21 109 46 34	% % % % %	1.04 1.06 1.06 1.04 1.00	% % % % %	1.11 1.13 1.09 1.07 1.04	% % % % %	0.43 (0.26 0.23 0.45 (0.13	% )% % % )%
$11.54 9.85 7.85 9.30 9.85	18.17 26.59 (15.30 (5.53 (1.50	% % )% )% )%	$191,865 133,821 109,994 45,357 6,351	189 161 202 134 1	% % % % %	0.99 0.99 1.07 1.35 1.35	% % % % %	1.11 1.09 1.15 1.35 2.41	% % % % %	1.24 1.13 0.96 0.51 3.39	% % % % %
$16.66 14.66 12.55 15.59 17.59	15.45 19.94 (17.49 (8.59 4.74	% % )% )% %	$636,810 640,112 660,533 1,029,069 1,173,070	127 100 32 26 55	% % % % %	0.90 0.98 0.95 0.91 0.94	% % % % %	0.94 0.98 0.95 0.92 0.95	% % % % %	1.05 1.50 1.80 2.17 2.25	% % % % %

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS
AST Alliance/Bernstein Growth + Value	12/31/04 12/31/03 12/31/02 12/31/01	(5)	$9.08 7.25 9.71 10.00	$0.06 0.03 0.06 0.01	$0.85 1.85 (2.47 (0.30	) )	$0.91 1.88 (2.41 (0.29	) )
AST Sanford Bernstein Core Value	12/31/04 12/31/03 12/31/02 12/31/01	(5)	$11.17 8.77 10.14 10.00	$0.12 0.18 0.09 0.04	$1.38 2.28 (1.43 0.10)		$1.50 2.46 (1.34 0.14)
AST Cohen & Steers Realty	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$12.91 10.05 10.11 10.18 8.36	$0.41 0.49 0.49 0.50 0.32	$4.36 3.02 (0.22 (0.23 1.78	) )	$4.77 3.51 0.27 0.27 2.10
AST Sanford Bernstein Managed Index 500	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$10.98 8.75 11.14 12.63 14.96	$0.15 0.11 0.11 0.11 0.10	$0.94 2.24 (2.39 (1.36 (1.40	) ) )	$1.09 2.35 (2.28 (1.25 (1.30	) ) )
AST American Century Income & Growth	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$11.95 9.41 11.84 13.02 15.65	$0.21 0.15 0.12 0.10 0.07	$1.28 2.51 (2.45 (1.19 (1.74	) ) )	$1.49 2.66 (2.33 (1.09 (1.67	) ) )
AST Alliance Growth and Income	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$17.71 13.57 18.70 21.38 23.50	$0.24 0.14 0.18 0.12 0.19	$1.70 4.19 (4.35 (0.15 0.57	) )	$1.94 4.33 (4.17 (0.03 0.76	) )

LESS DISTRIBUTIONS
PORTFOLIO	FROM NET INVESTMENT INCOME		FROM NET REALIZED GAINS			TOTAL DISTRIBUTIONS
AST Alliance/Bernstein Growth + Value	$(0.03 (0.05 (0.01 —	) ) )	$	— — (0.04 —)		$(0.03 (0.05 (0.05 —	) ) )
AST Sanford Bernstein Core Value	$(0.15 (0.06 (0.03 —	) ) )		$(0.27 — — —)		$(0.42 (0.06 (0.03 —	) ) )
AST Cohen & Steers Realty	$(0.32 (0.41 (0.33 (0.34 (0.28	) ) ) ) )		$(0.19 (0.24 — — —	) )	$(0.51 (0.65 (0.33 (0.34 (0.28	) ) ) ) )
AST Sanford Bernstein Managed Index 500	$(0.10 (0.12 (0.11 (0.11 (0.08	) ) ) ) )	$	— — — (0.13 (0.95	) )	$(0.10 (0.12 (0.11 (0.24 (1.03	) ) ) ) )
AST American Century Income & Growth	$(0.14 (0.12 (0.10 (0.09 (0.08	) ) ) ) )	$	— — — — (0.88)		$(0.14 (0.12 (0.10 (0.09 (0.96	) ) ) ) )
AST Alliance Growth and Income	$(0.13 (0.19 (0.13 (0.19 (0.23	) ) ) ) )	$	— — (0.83 (2.46 (2.65	) ) )	$(0.13 (0.19 (0.96 (2.65 (2.88	) ) ) ) )

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSET VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000’S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
$9.96 9.08 7.25 9.71	10.07 26.10 (25.00 (2.80	% % )% )%	$77,922 63,837 32,065 34,007	37 25 43 95	% % % %	1.22 1.15 1.15 1.35	% % % %	1.22 1.15 1.15 1.45	% % % %	0.66 0.50 0.60 0.46	% % % %
$12.25 11.17 8.77 10.14	13.92 28.31 (13.24 1.40	% % )% %	$287,484 192,547 199,176 44,100	33 90 28 25	% % % %	1.04 1.14 1.00 1.15	% % % %	1.04 1.14 1.00 1.15	% % % %	1.48 1.55 1.63 1.36	% % % %
$17.17 12.91 10.05 10.11 10.18	37.95 37.43 2.65 2.85 26.19	% % % % %	$423,480 289,502 177,520 139,631 132,486	32 34 60 59 59	% % % % %	1.12 1.24 1.26 1.21 1.28	% % % % %	1.23 1.24 1.26 1.21 1.28	% % % % %	3.49 5.43 5.11 5.01 5.21	% % % % %
$11.97 10.98 8.75 11.14 12.63	9.98 27.32 (20.64 (10.01 (8.82	% % )% )% )%	$561,666 541,492 441,169 623,363 704,897	41 45 36 54 84	% % % % %	0.81 0.84 0.84 0.77 0.78	% % % % %	0.81 0.84 0.84 0.78 0.78	% % % % %	1.27 1.03 1.04 0.95 0.84	% % % % %
$13.30 11.95 9.41 11.84 13.02	12.59 28.78 (19.81 (8.44 (10.77	% % )% )% )%	$453,912 305,810 259,122 374,739 487,880	99 81 83 55 61	% % % % %	0.99 0.99 0.98 0.94 0.94	% % % % %	0.99 0.99 0.98 0.94 0.94	% % % % %	1.86 1.46 1.04 0.76 0.68	% % % % %
$19.52 17.71 13.57 18.70 21.38	11.01 32.43 (23.28 (0.48 5.52	% % )% )% %	$2,152,206 1,836,529 1,169,698 1,875,230 1,595,755	50 62 79 103 144	% % % % %	0.90 0.97 0.96 0.94 1.05	% % % % %	0.93 0.99 0.98 0.96 1.06	% % % % %	1.36 1.01 0.99 0.74 0.96	% % % % %

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS (CONTINUED)

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS
AST DeAM Global Allocation	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$11.07 9.38 11.46 13.30 15.24	$0.28 0.12 0.11 0.34 0.34	$0.94 1.69 (1.84 (1.87 (0.89	) ) )	$1.22 1.81 (1.73 (1.53 (0.55	) ) )
AST American Century Strategic Balanced	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$12.92 11.14 12.62 13.70 15.30	$0.21 0.18 0.26 0.27 0.32	$0.94 1.87 (1.47 (0.78 (0.81	) ) )	$1.15 2.05 (1.21 (0.51 (0.49	) ) )
AST T. Rowe Price Asset Allocation	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$15.36 12.74 15.05 18.12 18.86	$0.29 0.24 0.34 0.41 0.52	$1.40 2.73 (1.76 (1.21 (0.63	) ) )	$1.69 2.97 (1.42 (0.80 (0.11	) ) )
AST T. Rowe Price Global Bond	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$12.10 11.10 9.65 9.40 9.60	$0.17 0.27 0.05 0.56 0.48	$0.81 1.12 1.40 (0.31 (0.53	) )	$0.98 1.39 1.45 0.25 (0.05)
AST Goldman Sachs High Yield	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	$8.77 7.89 8.86 9.71 11.92	$0.70 0.62 0.69 0.74 1.18	$0.19 0.95 (0.70 (0.66 (2.23	) ) )	$0.89 1.57 (0.01 0.08 (1.05	) )

LESS DISTRIBUTIONS
PORTFOLIO	FROM NET INVESTMENT INCOME		FROM NET REALIZED GAINS			TOTAL DISTRIBUTIONS
AST DeAM Global Allocation	$(0.13 (0.12 (0.35 (0.31 (0.32	) ) ) ) )	$	— — — — (1.07)		$(0.13 (0.12 (0.35 (0.31 (1.39	) ) ) ) )
AST American Century Strategic Balanced	$(0.18 (0.27 (0.27 (0.25 (0.23	) ) ) ) )	$	— — — (0.32 (0.88	) )	$(0.18 (0.27 (0.27 (0.57 (1.11	) ) ) ) )
AST T. Rowe Price Asset Allocation	$(0.24 (0.35 (0.39 (0.52 (0.45	) ) ) ) )	$	— — (0.50 (1.75 (0.18	) ) )	$(0.24 (0.35 (0.89 (2.27 (0.63	) ) ) ) )
AST T. Rowe Price Global Bond	$(0.72 (0.37 — — (0.15	) ) )		$(0.20 (0.02 — — —	) )	$(0.92 (0.39 — — (0.15	) ) )
AST Goldman Sachs High Yield	$(0.71 (0.69 (0.96 (0.93 (1.16	) ) ) ) )	$	— — — — —		$(0.71 (0.69 (0.96 (0.93 (1.16	) ) ) ) )

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSETS VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000'S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
$12.16 11.07 9.38 11.46 13.30	11.09 19.53 (15.43 (11.73 (4.36	% % )% )% )%	$231,727 264,808 284,362 481,159 622,641	93 18 160 77 60	% % % % %	0.14 0.14 0.47 0.89 0.95	% % % % %	0.14 0.14 0.47 0.95 0.95	% % % % %	2.12 1.08 0.91 2.68 2.70	% % % % %
$13.89 12.92 11.14 12.62 13.70	8.99 18.87 (9.74 (3.80 (3.11	% % )% )% )%	$233,694 235,818 179,368 210,722 217,483	218 145 126 124 125	% % % % %	1.09 1.11 1.10 1.08 1.10	% % % % %	1.12 1.11 1.10 1.08 1.10	% % % % %	1.56 1.57 2.16 2.19 2.33	% % % % %
$16.81 15.36 12.74 15.05 18.12	11.17 24.02 (9.89 (4.79 (0.48	% % )% )% )%	$430,743 360,152 269,119 332,791 395,375	83 94 107 103 43	% % % % %	1.07 1.12 1.11 1.10 1.08	% % % % %	1.12 1.12 1.11 1.10 1.08	% % % % %	1.93 1.84 2.37 2.46 2.64	% % % % %
$12.16 12.10 11.10 9.65 9.40	8.64 12.86 15.03 2.66 (0.45	% % % % )%	$362,017 229,630 209,594 108,014 122,200	111 196 323 187 171	% % % % %	1.07 1.06 1.06 0.87 1.12	% % % % %	1.07 1.06 1.06 1.08 1.12	% % % % %	2.58 2.57 3.13 4.83 4.35	% % % % %
$8.95 8.77 7.89 8.86 9.71	11.08 21.59 0.04 0.14 (9.69	% % % % )%	$804,589 868,511 576,441 525,821 497,882	66 65 41 48 20	% % % % %	0.93 0.93 0.94 0.95 0.96	% % % % %	0.93 0.93 0.94 0.95 0.96	% % % % %	7.15 7.56 9.02 10.22 10.36	% % % % %

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS (CONTINUED)

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
PORTFOLIO	PERIOD ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED & UNREALIZED GAIN (LOSS)			TOTAL FROM INVESTMENT OPERATIONS
AST Lord Abbett Bond-Debenture	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00	(4)	$11.44 10.07 10.45 10.15 10.00	$0.53 0.44 0.42 0.39 0.02			$0.29 1.37 (0.39 (0.08 0.13	) )	$0.82 1.81 0.03 0.31 0.15
AST PIMCO Total Return Bond	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$11.99 12.24 11.93 11.60 10.99	$0.23 0.35 0.39 0.56 0.65			$0.36 0.27 0.66 0.42 0.56		$0.59 0.62 1.05 0.98 1.21
AST PIMCO Limited Maturity Bond	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$11.37 11.36 11.30 11.07 10.84	$0.17 0.22 0.24 0.50 0.68			$0.06 0.14 0.43 0.36 0.17		$0.23 0.36 0.67 0.86 0.85
AST Money Market	12/31/04 12/31/03 12/31/02 12/31/01 12/31/00		$1.00 1.00 1.00 1.00 1.00	$0.01 — 0.01 0.04 0.06	+	$	— — — — —		$0.01 — 0.01 0.04 0.06	+

LESS DISTRIBUTIONS
PORTFOLIO				FROM NET INVESTMENT INCOME		FROM NET REALIZED GAINS			TOTAL DISTRIBUTIONS
AST Lord Abbett Bond-Debenture				$(0.39 (0.44 (0.41 (0.01 —	) ) ) )		$(0.04 — — — —)		$(0.43 (0.44 (0.41 (0.01 —	) ) ) )
AST PIMCO Total Return Bond				$(0.48 (0.43 (0.52 (0.65 (0.60	) ) ) ) )		$(0.09 (0.44 (0.22 — —	) ) )	$(0.57 (0.87 (0.74 (0.65 (0.60	) ) ) ) )
AST PIMCO Limited Maturity Bond				$(0.35 (0.22 (0.47 (0.63 (0.62	) ) ) ) )		$(0.13 (0.13 (0.14 — —	) ) )	$(0.48 (0.35 (0.61 (0.63 (0.62	) ) ) ) )
AST Money Market				$(0.01 — (0.01 (0.04 (0.06	) + ) ) )	$	— — — — —	+ + + +	$(0.01 — (0.01 (0.04 (0.06	) + ) ) )

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 3, 2000.
(3)	Commenced operations on May 1, 2000.
(4)	Commenced operations on October 23, 2000.
(5)	Commenced operations on May 1, 2001.
(6)	Commenced operations on May 1, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.
**	These annual total returns do not consider the effect of sales load or insurance contract charges.
+	Amount represents less than $.005 per share.

See Notes to Financial Statements.

.	SUPPLEMENTAL DATA					RATIOS OF EXPENSES TO AVERAGE NET ASSETS(1)*
NET ASSET VALUE END OF PERIOD	TOTAL RETURN**		NET ASSETS AT END OF PERIOD (IN 000'S)	PORTFOLIO TURNOVER RATE		AFTER ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		BEFORE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
$11.83 11.44 10.07 10.45 10.15	7.42 18.74 0.41 3.04 1.50	% % % % %	$431,513 346,412 164,939 62,456 6,783	49 84 43 102 9	% % % % %	0.97 1.04 1.04 1.10 1.20	% % % % %	1.02 1.04 1.04 1.10 3.07	% % % % %	5.15 6.31 7.16 7.23 4.39	% % % % %
$12.01 11.99 12.24 11.93 11.60	4.96 5.32 9.22 8.87 11.57	% % % % %	$2,318,223 2,107,944 2,255,048 1,638,346 1,258,218	253 222 229 343 365	% % % % %	0.78 0.78 0.78 0.79 0.82	% % % % %	0.81 0.80 0.80 0.81 0.82	% % % % %	2.08 2.85 3.90 5.02 6.14	% % % % %
$11.12 11.37 11.36 11.30 11.07	2.07 3.28 6.21 7.97 8.43	% % % % %	$1,232,820 1,005,924 1,058,843 611,197 417,842	103 208 271 445 171	% % % % %	0.79 0.82 0.83 0.83 0.87	% % % % %	0.82 0.82 0.83 0.83 0.87	% % % % %	1.65 1.74 2.87 5.10 6.14	% % % % %
$1.00 1.00 1.00 1.00 1.00	0.84 0.63 1.29 3.77 6.07	% % % % %	$1,359,188 1,762,117 2,744,716 2,652,093 2,244,193	N/A N/A N/A N/A N/A		0.58 0.59 0.58 0.59 0.60	% % % % %	0.63 0.64 0.63 0.64 0.65	% % % % %	0.81 0.63 1.27 3.60 5.93	% % % % %

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

American Skandia Trust:

We have audited the accompanying statements of assets and liabilities of the American Skandia Trust (comprised of AST Alger All-Cap Growth Portfolio, AST Alliance Growth and Income Portfolio, AST Alliance Growth Portfolio, AST Alliance/Bernstein Growth + Value Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST Cohen & Steers Realty Portfolio, AST DeAM Global Allocation Portfolio, AST LSV International Value Portfolio, AST DeAM Large-Cap Value Portfolio, AST DeAM Small-Cap Value Portfolio, AST DeAM Small-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Goldman Sachs High Yield Portfolio, AST Gabelli All-Cap Value Portfolio, AST Small-Cap Value Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST State Street Research Small-Cap Growth Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Sanford Bernstein Core Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio, AST JPMorgan International Equity Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, and AST William Blair International Growth Portfolio, collectively, the "Funds"), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2002 were audited by other auditors, whose report dated February 14, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds constituting the American Skandia Trust as of December 31, 2004, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

February 9, 2005

TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the tax character of the dividends paid was:

PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DIVIDENDS PAID
JPMorgan International Equity	$3,597,872	$—	$3,597,872
William Blair International Growth	7,604,485	—	7,604,485
LSV International Value	2,339,322	—	2,339,322
MFS Global Equity	221,874	—	221,874
Federated Aggressive Growth	4,045,919	—	4,045,919
Goldman Sachs Small-Cap Value	696,491	4,161,394	4,857,885
Small-Cap Value	42,814	—	42,814
DeAM Small-Cap Value	1,486,307	1,564,069	3,050,376
Neuberger Berman Mid-Cap Value	1,190,224	26,886,646	28,076,870
Gabelli All-Cap Value	512,677	—	512,677
T. Rowe Price Natural Resources	1,843,388	—	1,843,388
DeAM Large-Cap Value	1,225,279	—	1,225,279
Hotchkis & Wiley Large-Cap Value	9,262,013	—	9,262,013
Alliance/Bernstein Growth + Value	229,760	—	229,760
Sanford Bernstein Core Value	8,247,305	—	8,247,305
Cohen & Steers Realty	7,684,744	4,721,132	12,405,876
Sanford Bernstein Managed Index 500	4,631,826	—	4,631,826
American Century Income & Growth	3,630,621	—	3,630,621
Alliance Growth and Income	13,715,428	—	13,715,428
DeAM Global Allocation	2,868,023	—	2,868,023
American Century Strategic Balanced	3,257,861	—	3,257,861
T. Rowe Price Asset Allocation	5,760,759	—	5,760,759
T. Rowe Price Global Bond	16,891,538	1,509,137	18,400,675
Goldman Sachs High Yield	58,039,833	—	58,039,833
Lord Abbett Bond-Debenture	13,892,148	—	13,892,148
PIMCO Total Return Bond	85,249,707	15,173,281	100,422,988
PIMCO Limited Maturity Bond	35,683,588	5,348,710	41,032,298
Money Market	16,221,849	—	16,221,849

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2004 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

CORPORATE DIVIDEND RECEIVED DEDUCTION
Goldman Sachs Small-Cap Value	100%
Small-Cap Value	100%
DeAM Small-Cap Value	23%
Neuberger Berman Mid-Cap Value	100%
Gabelli All-Cap Value	100%
T. Rowe Price Natural Resources	37%
DeAM Large-Cap Value	100%
Hotchkis & Wiley Large-Cap Value	100%
Alliance/Bernstein Growth + Value	100%
Sanford Bernstein Core Value	57%
Sanford Bernstein Managed Index 500	100%
American Century Income & Growth	100%
Alliance Growth and Income	100%
American Century Strategic Balanced	63%
T. Rowe Price Asset Allocation	21%
Lord Abbett Bond-Debenture	5%

Pursuant to Section 853 of the Internal Revenue Code, the following foreign taxes paid and foreign source income have been designated as being paid in connection with dividends distributed from investment company taxable income for the year ended December 31, 2004:

	FOREIGN TAXES	FOREIGN SOURCE INCOME
JPMorgan International Equity	1,010,973	5,448,181
MFS Global Equity	195,582	656,903
LSV International Value	479,944	3,332,326
William Blair International Growth	1,455,331	15,636,435

In addition, JP Morgan International Equity designates $853,782 of foreign taxes and $4,451,648 of foreign source income from 2003 investment company taxable income, which was distributed to shareholders in 2004.

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

Saul K. Fenster, Ph.D. (3/22/33)	Director, Since 2003	74	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) of Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (7/15/38)	Director, Since 2003	74	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (11/12/24)	Director Emeritus, Since 2003	74	—

Principal Occupations During Past 5 Years – Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.

W. Scott McDonald, Jr. (4/19/37)	Vice Chairman and Director, Since 2003	74	—

Principal Occupations During Past 5 Years – Of Counsel (since 2004); formerly Management Consultant (1997-2004) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters, Ltd.

Thomas T. Mooney (11/11/41)	Chairman and Director, Since 2003	74	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.

Thomas M. O’Brien (12/5/50)	Director, Since 1992	74	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

John A. Pileski (9/2/39)	Director, Since 2001	74	Director (since April 2001) of New York Community Bank.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (8/14/35)	Director, Since 1992	74	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Interested Directors
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*David R. Odenath (3/8/57)	President and Director Since 2003	74	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

*Robert F. Gunia (12/15/46)	Vice President and Director since 2003	167	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Officers
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer Since 2003	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Assistant Secretary Since 2003	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Officers
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

William V. Healey (7/28/53)	Chief Legal Officer Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Edward P. Macdonald (7/4/67)	Assistant Secretary Since 2003	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Lee D. Augsburger (6/7/59)	Chief Compliance Officer Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer Since 2002	Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

* “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

American Skandia Life	PRESORTED STD
Assurance Corporation	U.S. POSTAGE PAID
Tower One Corporate Drive	LOUISVILLE KY
Shelton, CT 06484	PERMIT 1051

Annuities are sold by prospectus, which contains complete information on risk factors, fees and surrender charges, as well as conditions, limitations and terms for keeping it in force that may apply. Your licensed financial professional can provide you with costs and complete details. Annuities are issued by American Skandia Life Assurance Corporation (“American Skandia”) and distributed by American Skandia Marketing Incorporated.

American Skandia is solely responsible for its respective financial conditions and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, P.O. Box 883, Shelton, Ct 06484. All are Prudential Financial companies.

B1-1204

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2004 and December 31, 2003, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $598,600 and $667,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. There were no non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2003.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On August 30, 2004, the Board of Trustees adopted the following nominations and communications policy:

Governance Committee: The Governance Committee of the Board of Trustees is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, trustee education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.

The Governance Committee Charter is available on the Trust’s website at www.americanskandia.prudential.com.

Selection of Trustee Nominees: The Governance Committee is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Thomas T. Mooney) or the Chair of the Governance Committee (Mr. Saul K. Fenster, Ph.D.), in either case c/o American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated;

•	the name and address of the person submitting the recommendation, together with the number of Trust shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust’s investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a trustee, Committee members and other trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Shareholder Communications with Trustees: Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual trustee by writing to that trustee at, American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Skandia Trust

By (Signature and Title)*	/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary

Date February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath
David R. Odenath
President and Principal Executive Officer
Date February 18, 2005

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer
Date February 18, 2005

*	Print the name and title of each signing officer under his or her signature.